                                                                    Exhibit 7(c)



                        Pooling and Servicing Agreement

_______________________________________________________________________________
_______________________________________________________________________________



             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                   Depositor,

                           CHEVY CHASE BANK, F.S.B.,

                              Seller and Servicer,

                                      and

                        U.S. BANK NATIONAL ASSOCIATION,

                                    Trustee



                              -------------------



                        POOLING AND SERVICING AGREEMENT

                           Dated as of March 1, 1998

                                  relating to

                            CHEVY CHASE BANK, F.S.B.
          MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 1998-CCB1



_______________________________________________________________________________
_______________________________________________________________________________

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  DEFINITIONS

                                   ARTICLE II

                           CONVEYANCE OF TRUST FUND;
                         REPRESENTATIONS AND WARRANTIES

SECTION 2.01.    Conveyance of Trust Fund............................................... 23
SECTION 2.02.    Acceptance by Trustee.................................................. 25
SECTION 2.03.    Representations, Warranties and
                    Covenants of the Servicer and Seller................................ 26
SECTION 2.04.    Representations, Warranties and Covenants of the Servicer
                 and the Seller with respect to the Mortgage Loans...................... 27
SECTION 2.05.    Issuance of Certificates............................................... 35
SECTION 2.06.    REMIC Provisions....................................................... 35

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

SECTION 3.01.    Servicing Standard..................................................... 38
SECTION 3.02.    Enforcement of the Obligations of Sub-Servicers........................ 40
SECTION 3.03.    Termination of the Rights of Sub-Servicers............................. 40
SECTION 3.04.    Liability of the Servicer.............................................. 41
SECTION 3.05.    Rights of the Depositor and the Trustee
                      in Respect of the Servicer........................................ 41
SECTION 3.06.    Trustee to Act as Servicer............................................. 41
SECTION 3.07.    Collection of Mortgage Loan Payments................................... 42
SECTION 3.08.    Collection of Taxes, Assessments and
                      Similar Items; Escrow Accounts.................................... 43
SECTION 3.09.    Permitted Withdrawals from the Custodial Account....................... 44
SECTION 3.10.    Maintenance of Primary Mortgage Insurance Policies;
                    Collections Thereunder.............................................. 45
SECTION 3.11.    Maintenance of Hazard Insurance and Other Insurance.................... 46
SECTION 3.12.    Enforcement of Due-On-Sale Clauses;
                    Assumption Agreements............................................... 47
SECTION 3.13.    Realization Upon Defaulted Mortgage Loans.............................. 48
SECTION 3.14.    Trustee to Cooperate; Release of Trustee Mortgage Files................ 50
SECTION 3.15.    Documents, Records and Funds in Possession of Servicer
                 to be Held for the Depositor and the Trustee for the Benefit
                 of the Certificateholders.............................................. 50
SECTION 3.16.    Servicing Compensation................................................. 51
SECTION 3.17.    Reports to the Depositor; Account Statements........................... 51
SECTION 3.18.    Annual Statement as to Compliance...................................... 52

SECTION 3.19.    Annual Independent Public Accountants' Servicing
                 Report................................................................. 52
SECTION 3.20.    Reports to Trustee..................................................... 52
SECTION 3.21.    Converted Mortgage Loans; Certain Procedures and
                 Purchases.............................................................. 53

                                   ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.    Certificate Account.................................................... 53
SECTION 4.02.    Distributions.......................................................... 54
SECTION 4.03.    Allocation of Realized Losses.......................................... 56
SECTION 4.04.    Monthly Statements to Certificateholders............................... 56
SECTION 4.05.    Prepayment Interest Shortfalls and Relief Act Shortfalls............... 58
SECTION 4.06.    The Policy............................................................. 58
SECTION 4.07     Reserve Account........................................................ 59

                                   ARTICLE V

                                    ADVANCES

SECTION 5.01.    Monthly Advances by the Servicer......................................  60
SECTION 5.02.    Advances for Attorneys' Fees..........................................  61
SECTION 5.03.    Nonrecoverable Advances...............................................  61
SECTION 5.04.    Advance Procedures....................................................  61

                                   ARTICLE VI

                                THE CERTIFICATES

SECTION 6.01.    The Certificates....................................................... 61
SECTION 6.02.    Registration of Transfer and Exchange of Certificates.................. 62
SECTION 6.03.    Mutilated, Destroyed, Lost or Stolen Certificates...................... 67
SECTION 6.04.    Persons Deemed Owners.................................................. 67
SECTION 6.05.    Access to List of Certificateholders' Names and
                 Addresses.............................................................. 67
SECTION 6.06.    Maintenance of Office or Agency........................................ 67
SECTION 6.07.    Book-Entry Certificates................................................ 68
SECTION 6.08.    Notices to Clearing Agency............................................. 68
SECTION 6.09.    Definitive Certificates................................................ 69

                                  ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

SECTION 7.01.    Liabilities of the Depositor and the Servicer.........................  69
SECTION 7.02.    Merger or Consolidation of the
                         Depositor or the Servicer.....................................  69
SECTION 7.03.    Limitation on Liability of the Depositor, the Servicer
                 and Others............................................................  70
SECTION 7.04.    Servicer Not to Resign................................................  71

SECTION 7.05.    Errors and Omissions Insurance; Fidelity Bonds........................  71
SECTION 7.06.    Servicer May Own Certificates.........................................  71

                                  ARTICLE VIII

                                    DEFAULT

SECTION 8.01.    Events of Default...................................................... 71
SECTION 8.02.    Trustee to Act; Appointment of Successor............................... 73
SECTION 8.03.    Notification to Certificateholders..................................... 74
SECTION 8.04.    Waiver of Events of Default............................................ 74

                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

SECTION 9.01.    Duties of Trustee.....................................................  75
SECTION 9.02.    Certain Matters Affecting the Trustee.................................  76
SECTION 9.03.    Trustee Not Liable for Certificates or Mortgage Loans.................  77
SECTION 9.04.    Trustee May Own Certificates..........................................  77
SECTION 9.05.    Trustee's Fees and Expenses...........................................  78
SECTION 9.06.    Eligibility Requirements for Trustee..................................  78
SECTION 9.07.    Resignation and Removal of Trustee....................................  78
SECTION 9.08.    Successor Trustee.....................................................  79
SECTION 9.09.    Merger or Consolidation of Trustee....................................  79
SECTION 9.10.    Appointment of Co-Trustee or Separate Trustee.........................  80
SECTION 9.11.    Office of the Trustee.................................................  81
SECTION 9.12.    Tax Returns...........................................................  81

                                   ARTICLE X

                                  TERMINATION

SECTION 10.01.   Termination upon Liquidation or Repurchase of all
                 Mortgage Loans......................................................    81
SECTION 10.02.   Procedure Upon Optional Termination.................................    82
SECTION 10.03.   Additional Termination Requirements.................................    83

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01.   Amendment..........................................................     83
SECTION 11.02.   Recordation of Agreement; Counterparts.............................     84
SECTION 11.03.   Governing Law......................................................     85
SECTION 11.04.   Intention of Parties...............................................     85
SECTION 11.05.   Notices............................................................     86
SECTION 11.06.   Severability of Provisions.........................................     86
SECTION 11.07.   Limitation on Rights of Certificateholders.........................     87
SECTION 11.08.   Certificates Nonassessable and Fully Paid..........................     87
SECTION 11.09.   Rights of the Insurer..............................................     87

                                   EXHIBITS

Exhibit A:       Form of Class A Certificate.........................................    A-1
Exhibit B:       Form of Class S Certificate.........................................    B-1
Exhibit C:       Form of Class R Certificate.........................................    C-1
Exhibit D:       Schedule of Mortgage Loans..........................................    D-1
Exhibit E:       Form of Initial Certification of Trustee............................    E-1
Exhibit F:       Form of Final Certification of Trustee..............................    F-1
Exhibit G:       Form of Request for Release.........................................    G-1
Exhibit H:       Form of Investor Representation Letter..............................    H-1
Exhibit I:       Form of Transferor Representation Letter............................    I-1
Exhibit J:       Form of Investor Transfer Affidavit and Agreement...................    J-1
Exhibit K:       Form of Transfer Certificate........................................    K-1
Exhibit L:       Certificate Guaranty Insurance Policy...............................    L-1

          THIS POOLING AND SERVICING AGREEMENT, dated as of March 1, 1998, is hereby executed by and between CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., depositor (the "Depositor"), CHEVY CHASE BANK, F.S.B. ("Chevy Chase"), in its capacity as seller (the "Seller") and in its capacity as servicer (the "Servicer") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund, in accordance with this Agreement, and the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund.

          As provided herein, the Depositor will elect to treat the assets consisting of the Mortgage Loans and certain other assets as described herein as a real estate mortgage investment conduit (a "remic") for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust REMIC". The Class R Certificates will represent the sole class of "residual interests" in the Trust REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, Certificate Rate, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of Certificates comprising the interests representing "regular interests" in the Trust REMIC (the "REMIC Regular Certificates"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.



                                                           Aggregate Initial
                                                              Certificate
Designation         Type           Certificate Rate        Principal Balances      Maturity Date
-----------       -----------       ----------------       ------------------      ----------------
Class A-I         Senior            Adjustable                $355,425,133          October 25, 2031
Class A-II        Senior            Adjustable                $204,737,158          October 25, 2031
Class S           Subordinate       *                         N/A                   October 25, 2031

*    As set forth in the definition of "Certificate Rate" herein.

          All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders and the Insurer. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The principal balance of the Mortgage Loans as of the Cut-off Date is $560,162,292.26.

          The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders and the Insurer under the Mortgage Loan Purchase Agreement and this Agreement. However, the Seller will hereunder absolutely assign, and as a precautionary matter grant a security interest in and to, its rights, if any, in the Mortgage Loans, the CD Collateral and the Reserve Account to the Trustee on behalf of Certificateholders and the Insurer to ensure that the interest of the Certificateholders and the Insurer hereunder in the Mortgage Loans, the CD Collateral and the Reserve Account is fully protected.


                         W I T N E S S E T H   T H A T:

          In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Seller and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Adjusted Servicing Fee Rate:  For each Distribution Date, as to each
          ---------------------------
Mortgage Loan, a per annum rate equal to the percentage equivalent of a fraction the numerator of which is the amount described in clause (i) of the definition of Servicing Fee for such Mortgage Loan in effect as of the Due Date in the preceding calendar month, and the denominator of which is the Principal Balance of such Mortgage Loan immediately preceding such Distribution Date.

          Adjustment Date:  As to each Mortgage Loan, each date set forth in the
          ---------------
related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

          Adverse REMIC Event:  As defined in Section 2.06(f).
          -------------------

          Agreement:  This Pooling and Servicing Agreement and any and all
          ---------
amendments or supplements hereto.

          Appraised Value:  The appraised value of the Mortgaged Property based
          ---------------
upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

          Available Distribution Amount:  With respect to any Distribution Date
          -----------------------------
and each Loan Group, the excess of

          (a) the sum of (i) the aggregate amount of payments and collections received by the Servicer in respect of each Mortgage Loan on or prior to the related Determination Date and not previously remitted, from any source, including amounts received from the related Mortgagor, Insurance Proceeds, Liquidation Proceeds (net of related Liquidation Expenses) and condemnation awards, and amounts received in connection with the purchase of any Mortgage Loans by the Seller or Servicer and the substitution of Replacement Mortgage Loans, and excluding interest and other earnings on amounts on deposit in or credited to the Custodial Account and the Certificate Account, (ii) the aggregate amount of Monthly Advances required to be remitted by the Servicer relating to such Distribution Date, (iii) amounts withdrawn from the Reserve Account pursuant to Section 4.07(c) for such Distribution Date, and (iv) Insured Payments payable pursuant to the Policy with respect to such Distribution Date (in each case with respect to the related Loan Group);

over

          (b) the sum of (i) the aggregate amount of the servicing compensation to be paid to the Servicer pursuant to the terms hereof (including, without limitation, Servicing Fees, prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage Loan or any other instrument or document executed in connection therewith or otherwise), (ii) any amount included therein representing late payments or other recoveries of principal or interest (including Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds and condemnation awards) with respect to any Mortgage Loans in respect of which the Servicer has made a previously unreimbursed Monthly Advance to the extent of such Monthly Advance, (iii) amounts included therein representing reimbursement of Nonrecoverable Advances and other amounts permitted to be withdrawn from the Custodial Account or the Certificate Account, (iv) all Monthly Payments or portions thereof (other than Principal Prepayments and other unscheduled collections of principal) received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period and included therein,
     (v) all payments due on any Mortgage Loan on or prior to the Cut-off Date and included therein, (vi) an amount equal to the Principal Balance of each Mortgage Loan immediately prior to such Distribution Date multiplied by one-twelfth of the Trustee Fee Rate, (vii) Principal Prepayments and other unscheduled collections of principal received after the related Prepayment Period and included therein and (viii) the Certificate Insurer Premium payable as of such Distribution Date (in each case with respect to the related Loan Group).

The Available Distribution Amount, when used without reference to a particular Loan Group, means the sum of the Available Distribution Amounts for both Loan Groups.

          Bankruptcy Code:  The United States Bankruptcy Code, as amended from
          ---------------
time to time (11 U.S.C.).

          Beneficial Holder:  A Person holding a beneficial interest in any
          -----------------
Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate, as defined in Section 6.07.

          Book-Entry Certificates:  Certificates evidencing a beneficial
          -----------------------
interest in the Trust Fund, ownership and transfers of which shall be made through book entries, as described in Section 6.07.

          Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii)
          ------------
a day on which the Insurer or banking institutions in New York or the state in which the Servicer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

          CD Account:  With respect to each CD Pledge Loan, the certificate of
          ----------
deposit account established by the related Mortgagor at Chevy Chase Bank, F.S.B.

          CD Collateral:  Collateral pledged to the Seller by a Mortgagor in
          -------------
connection with the origination of a Mortgage Loan in lieu of a cash downpayment, including without limitation, the related pledge and guaranty agreement, the certificate of deposit and all right, title and interest in and to the related certificate of deposit account.

          CD Pledge Agreement:  With respect to each CD Pledge Loan, the pledge
          -------------------
and guaranty agreement signed by the related Mortgagor upon origination of such CD Pledge Loan, whereby the Mortgagor, among other things, pledges a security interest to the Seller in the related CD Account to secure the related Mortgage Note.

          CD Pledge Loan:  A Mortgage Loan with respect to which the related
          --------------
Mortgagor has pledged CD Collateral to the Seller in connection with the origination of such Mortgage Loan.

          Certificate:  Any Class A-I, Class A-II, Class S or Class R
          -----------
Certificate executed and authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

          Certificate Account:  The separate account or accounts created and
          -------------------
maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders and the Insurer for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section
4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

          Certificate Principal Balance:  On any date and with respect to each
          -----------------------------
Class of the Class A Certificates, the Initial Certificate Principal Balance of such Class less the sum of (i) all amounts previously distributed to Holders of such Class with respect to principal pursuant to Section 4.02 and (ii) all amounts of Realized Losses previously allocated to such Class pursuant to
Section 4.03, unless an Insured Payment in respect of such amount has been paid by the Insurer and is included in clause (i) above.

          Certificate Rate:  In the case of each Class of the Class A
          ----------------
Certificates and any Distribution Date, a per annum rate equal to the weighted average, expressed as a percentage, of the Net Mortgage Rates of the Mortgage Loans in the related Loan Group, weighted on the basis of the respective Principal Balances of such Mortgage Loans at the close of business on the Due Date immediately preceding the related Due Period after giving effect to distributions on such date allocable to principal. With respect to the Class S Certificates and any Distribution Date, a rate per annum equal to 0.80%. Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Certificate Register:  The register maintained pursuant to Section
          --------------------
6.02(a) hereof.

          Certificateholder or Holder:  The Person in whose name a Certificate
          -----------------    ------
is registered in the Certificate Register.

          Class:  Each of the Class A-I, Class A-II, Class S or Class R
          -----
Certificates, as appropriate.

          Class A Certificate:  Any of the Class A-I Certificates or Class A-II
          -------------------
Certificates.

          Class A-I Certificate:  A Certificate executed and authenticated by
          ---------------------
the Trustee in substantially the form set forth in Exhibit A hereto and
                                                   ---------
designated as a Class A-I Certificate and evidencing ownership of interests designated as "regular interests" in the Trust REMIC for purposes of the REMIC Provisions.

          Class A-II Certificate:  A Certificate executed and authenticated by
          ----------------------
the Trustee in substantially the form set forth in Exhibit A hereto and
                                                   ---------
designated as a Class A-II Certificate and evidencing ownership of interests designated as "regular interests" in the Trust REMIC for purposes of the REMIC Provisions.

          Class A-I Cumulative Interest Shortfall Amount:  On any Distribution
          ----------------------------------------------
Date, an amount equal to (i) any portion of a Class A-I Interest Distribution Amount that was not distributed to the Holders of the Class A-I Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class A-I Certificates on or prior to such Distribution Date.

          Class A-II Cumulative Interest Shortfall Amount:  On any Distribution
          -----------------------------------------------
Date, an amount equal to (i) any portion of a Class A-II Interest Distribution Amount that was not distributed to the Holders of the Class A-II Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class A-II Certificates on or prior to such Distribution Date.

          Class A-I Interest Distribution Amount:  On any Distribution Date, (a)
          --------------------------------------
one-twelfth of the product of (i) the Certificate Principal Balance of the Class A-I Certificates immediately prior to such Distribution Date and (ii) the related Certificate Rate, minus (b) the related Insurer Premium and the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

          Class A-II Interest Distribution Amount:  On any Distribution Date,
          ---------------------------------------
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class A-II Certificates immediately prior to such Distribution Date and (ii) the related Certificate Rate, minus (b) the related Insurer Premium and the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

          Class A-I Principal Distribution Amount:  (a) On any Distribution
          ---------------------------------------
Date, the sum of (i) the principal due on the related Due Date for each Group I Loan and received during the related Due Period or with respect to which a Monthly Advance was made with respect to the related Due Period, (ii) for each Group I Loan that was prepaid during the related Prepayment

Period, the amount of the Principal Prepayment including, with respect to any Group I Loan that was the subject of a Debt Service Reduction in any prior Prepayment Period, the amount of any such Principal Prepayment that exceeds the Principal Balance of such Group I Loan as of the date of the prepayment, (iii) for each Group I Loan that was purchased by the Seller or Servicer during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.04, 3.12, 3.21 or
10.01 hereof, the principal amount of the Purchase Price (net of any amounts with respect to which a distribution of principal has already been made) and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.01, 2.02 or
2.04 hereof during the related Prepayment Period, (iv) the aggregate amount of the principal portion of Liquidation Proceeds and the principal portion of Insurance Proceeds received with respect to such Group I Loan net of any withdrawals permitted hereunder to be made by the Servicer from the Custodial Account with respect to such Group I Loan, (v) for each Group I Loan with respect to which any other unscheduled recovery of principal has been received during the related Prepayment Period, the amount of such unscheduled recovery,
(vi) that portion, if any, of the Class S Interest Distribution Amount for such Distribution Date allocated to the Class A-I Certificates (as provided in the definition of Class S Interest Distribution Amount) in respect of the principal portion of Realized Losses on Group I Loans in the related Prepayment Period,
(vii) amounts withdrawn from the Reserve Account in respect of the principal portion of Realized Losses related to Group I Loans in the related Prepayment Period in accordance with Section 4.07(c) and (viii) any amounts paid in respect of a Collateralization Deficit related to Loan Group I pursuant to the Policy, and (b) on the Scheduled Final Distribution Date, the outstanding Certificate Principal Balance of the Class A-I Certificates.

          Class A-II Principal Distribution Amount:  (a) On any Distribution
          ----------------------------------------
Date, the sum of (i) the principal due on the related Due Date for each Group II Loan and received during the related Due Period or with respect to which a Monthly Advance was made with respect to the related Due Period, (ii) for each Group II Loan that was prepaid during the related Prepayment Period, the amount of the Principal Prepayment including, with respect to any Group II Loan that was the subject of a Debt Service Reduction in any prior Prepayment Period, the amount of any such Principal Prepayment that exceeds the Principal Balance of such Group II Loan as of the date of the prepayment, (iii) for each Group II Loan that was purchased by the Seller or Servicer during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.04, 3.12, 3.21 or 10.01 hereof, the principal amount of the Purchase Price (net of any amounts with respect to which a distribution of principal has already been made) and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.01, 2.02 or 2.04 hereof during the related Prepayment Period, (iv) the aggregate amount of the principal portion of Liquidation Proceeds and the principal portion of Insurance Proceeds received with respect to such Group II Loan net of any withdrawals permitted hereunder to be made by the Servicer from the Custodial Account with respect to such Group II Loan, (v) for each Group II Loan with respect to which any other unscheduled recovery of principal has been received during the related Prepayment Period, the amount of such unscheduled recovery, (vi) that portion, if any, of the Class S Interest Distribution Amount for such Distribution Date allocated to the Class A-II Certificates (as provided in the definition of Class S Interest Distribution Amount) in respect of the principal portion of Realized Losses on Group II Loans in the related Prepayment Period, (vii) amounts withdrawn from the Reserve Account in respect of the principal portion of Realized Losses related to Group II Loans in the related Prepayment Period in accordance with Section 4.07(c) and (viii) any amounts paid in respect of a Collateralization Deficit related to Loan Group II pursuant to the Policy, and (b) on the Scheduled Final Distribution Date, the outstanding Certificate Principal Balance of the Class A-II Certificates.

          Class R Certificate:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit C and designated as a Class R Certificate and evidencing an interest designated as a "residual interest" in the Trust REMIC for purposes of the REMIC Provisions.

          Class S Certificate:  A Certificate executed and authenticated by the
          -------------------
Trustee in substantially the form set forth in Exhibit B hereto and designated as a Class S Certificate and evidencing ownership of interests designated as "regular interests" in the Trust REMIC for purposes of the REMIC Provisions.

          Class S Interest Distribution Amount:  On any Distribution Date, (a)
          ------------------------------------
the aggregate of the product of (i) the Principal Balance of each Mortgage Loan immediately after the Distribution Date preceding such Distribution Date (or, with respect to the first Distribution Date, immediately prior to the Closing
Date) and (ii) one-twelfth of 0.80%, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class S Certificates pursuant to Section 4.05 on such Distribution Date. On any Distribution Date with respect to which there are Realized Losses, the Class S Interest Distribution Amount, to the extent of such Realized Losses, shall be allocated between the Class A-I and Class A-II Certificates in proportion to the principal portion of Realized Losses on the related Loan Group for the related Distribution Date.

          Clearing Agency:  An organization registered as a "clearing agency"
          ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

          Code:  The Internal Revenue Code of 1986.
          ----

          Collateralization Deficit: With respect to any Distribution Date and a
          -------------------------
Loan Group, the excess of (x) the aggregate outstanding Certificate Principal Balance of the related Class of Class A Certificates (after giving effect to all distributions to be made on such Distribution Date other than distributions from amounts attributable to related Insured Payments) as of such Distribution Date over (y) the aggregate outstanding Principal Balance of the Mortgage Loans in such Loan Group as of the close of business on the related Due Date (reduced, to the extent not already reflected, by any amounts received by the Servicer in respect of scheduled payments of principal after such Due Date but before the related Determination Date and any amounts allocable to principal paid by the Servicer as part of a Monthly Advance after such Due Date but on or before the related Servicer Advance Date, in each case with respect to the Mortgage Loans in such Loan Group).

          Converted Mortgage Loan:  A Convertible Mortgage Loan the interest on
          -----------------------
which has converted to a fixed interest rate in accordance with the terms of the related Mortgage Note.

          Convertible Mortgage Loan:  Any Mortgage Loan which by its terms
          -------------------------
grants to the related Mortgagor the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate.

          Converting Mortgage Loan:  Any Convertible Mortgage Loan with respect
          ------------------------
to which the related Mortgagor has given notice of its intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of such Convertible Mortgage Loan.

          Corporate Trust Office:  The designated office of the Trustee in the
          ----------------------
State of Minnesota at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 180 East Fifth Street, Minneapolis, Minnesota 55101.

          Cumulative Insurance Payments:  As of any time of determination, the
          -----------------------------
aggregate amount of all Insured Payments previously made by the Insurer under the Policy plus any unpaid Insurer Premium, plus interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate and in accordance with Section 3.03(a) of the Insurance Agreement, minus the sum of the aggregate of all payments previously made to the Insurer pursuant to Section 4.02 hereof as reimbursement for such amounts.

          Custodial Account:  The deposit account or accounts created and
          -----------------
maintained by the Servicer pursuant to Section 3.07 hereof in the name of a depository institution which may be the Servicer for the benefit of the Certificateholders and the Insurer, which account or accounts must be Eligible Accounts.

          Cut-off Date: March 1, 1998.
          ------------

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficiency Amount:  With respect to each Class of the Class A
          -----------------
Certificates as of any Distribution Date, the sum of (i) any shortfall in the related Available Distribution Amount to pay the Class A-I Interest Distribution Amount or Class A-II Interest Distribution Amount, as applicable, and (ii) the related Collateralization Deficit.

          Deficient Valuation:  With respect to any Mortgage Loan, a valuation
          -------------------
by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a
          ---------------------
Replacement Mortgage Loan.

          Delinquency Amount:  As of any Distribution Date, the product of the
          ------------------
Rolling Three Month Delinquency Percentage and the aggregate Principal Balances of the Mortgage Loans as of the close of business on the last day of the related Due Period immediately preceding such Distribution Date.

          Delinquency Percentage:  With respect to any Distribution Date, the
          ----------------------
percentage equivalent of a fraction (a) the numerator of which equals the aggregate Principal Balances of all Mortgage Loans that are 90 or more days delinquent, in foreclosure or converted to REO Properties as of the close of business on the last day of the related Due Period and (b) the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of such Due Period.

          Delivered:  With respect to any Eligible Investment, when the steps
          ---------
applicable to such item as specified below are completed:

          (i) if such item is an instrument, delivering such instrument to the Trustee endorsed to the Trustee or endorsed in blank;

          (ii) if such item is a certificated security, delivering such certificated security to the Trustee in bearer form or in registered form issued to the Trustee or endorsed to the Trustee or endorsed in blank by an effective endorsement;

          (iii) if such item is a security entitlement other than a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has has established with respect to such financial asset) to indicate by book entry that such security entitlement has been credited to a securities account of the Trustee with such securities intermediary;

          (iv) if such item is a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has has established with respect to such financial asset) to indicate by book entry that such United States Security Entitlement has been credited to a securities account of the Trustee with such securities intermediary;

          (v) if such item is a securities account, causing the securities intermediary to indicate by book entry that all security entitlements carried in the securities account have been credited to such securities account; and

          (vi) if such item is an uncertificated security, causing the issuer of such uncertificated security to register the Trustee as the registered owner of such uncertificated security.

          Delivery Date:  March 27, 1998.
          -------------

          Depositor:  Credit Suisse First Boston Mortgage Securities Corp., a
          ---------
Delaware corporation, or its successor in interest.

          Depository Agreement:  The Letter of Representation dated as of March
          --------------------
27, 1998 by and among DTC, the Depositor and the Trustee.

          Determination Date:  The 15th day (or if such 15th day is not a
          ------------------
Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

          Disqualified Organization:  Any organization defined as a
          -------------------------
"disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership" as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          Distribution Date:  The 25th day of each calendar month, or if such
          -----------------
25th day is not a Business Day, the next succeeding Business Day, commencing in April, 1998.

          DTC:  The Depository Trust Company.
          ---

          Due Date:  The first day of the calendar month in which the related
          --------
Distribution Date occurs.

          Due Period:  The period from and including the second day of the
          ----------
calendar month preceding the calendar month in which any Distribution Date occurs to and including the first day of the calendar month in which such Distribution Date occurs.

          Eligible Account:  Either (i) an account or accounts maintained with a
          ----------------
federal or state-chartered depository institution or trust company (which may be the Servicer or an affiliate of the Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated by each Rating Agency not lower than P-1 in the case of Moody's and A-1+ in the case of Standard & Poor's, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R.
(S) 9.10(b) or (iv) any account maintained at any Federal Home Loan Bank.

          Eligible Investments:  At any time, any one or more of the following
          --------------------
obligations, instruments and securities:

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of Moody's and Standard & Poor's, or such lower ratings as are acceptable to the Insurer and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency;

          (iii) commercial paper (having original maturities of not more than 270 days) which is then rated in the highest commercial paper rating category of Moody's and Standard & Poor's, or such lower category as is acceptable to the Insurer and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of Moody's and Standard & Poor's, in the case of commercial paper, and in the highest category in the case of long-term debt obligations, or such lower categories as is acceptable to the Insurer and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency, and, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of P-1 by Moody's, and a rating of A-1+ by Standard & Poor's;

          (v) demand or time deposits or certificates of deposit issued by (a) any Federal Home Loan Bank or (b) any bank or trust company or savings association which is rated at least "A" by Standard & Poor's which has combined capital, surplus and undistributed profits of not less than $50 million and fully insured by the FDIC;

          (vi) repurchase obligations with respect to any security described in
     (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in
     (iv) above;

          (vii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of Moody's and Standard & Poor's or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency;

          (viii) such other investments which are acceptable to the Insurer and do not adversely affect the rating, if any, on the Class A Certificates by each applicable Rating Agency; and

          (ix) units of taxable money-market portfolios rated in the highest rating category by Moody's and Standard & Poor's and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

provided that (A) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1), and (B) Eligible Investments shall include only such obligations or securities that mature on or before the (i) Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Certificate Account or the Reserve Account and (ii) the second Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Custodial Account. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Distribution Date.

          Escrow Account:  As defined in Section 3.08.
          --------------

          Event of Default:  As defined in Section 8.01 hereof.
          ----------------

          FDIC:  The Federal Deposit Insurance Corporation, or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Distribution Date:  The Distribution Date on which the final
          -----------------------
distribution in respect of the Certificates will be made pursuant to Section 10.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 10.03.

          Five-Year Index:  With respect to any Mortgage Loan and as to any
          ---------------
Adjustment Date therefor, a per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of five years as reported by the Federal Reserve Board in statistical Release No. H.15(519) as of the date specified in the related Mortgage Note, or, in the event that such index is no longer available, an index selected by the Servicer and reasonably acceptable to the Trustee that is based on comparable information.

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Group I Loans:  The Mortgage Loans designated on the Mortgage Loan
          -------------
Schedule attached hereto as Exhibit D-1. The Group I Loans relate to the Class A-I Certificates.

          Group II Loans:  The Mortgage Loans designated on the Mortgage Loan
          --------------
Schedule attached hereto as Exhibit D-2. The Group II Loans relate to the Class A-II Certificates.

          Index:  Any or all of the One-Year Index, Three-Year Index and Five-
          -----
Year Index.

          Indirect Participants:  Entities, such as banks, brokers, dealers and
          ---------------------
trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

          Initial Certificate Principal Balance:  With respect to the Class A-I
          -------------------------------------
Certificates, $355,425,133, and with respect to the Class A-II Certificates, $204,737,158.

          Insurance Account:  The account or accounts created and maintained
          -----------------
pursuant to Section 4.06, which shall be entitled "U.S. Bank National Association, as trustee, in trust for the registered holders of Chevy Chase Bank, F.S.B., Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1, Class A," and which must be an Eligible Account.

          Insurance Agreement:  The Insurance Agreement  dated as of March 1,
          -------------------
1998 among the Insurer, the Trustee, the Servicer, the Seller and the Depositor.

          Insurance Proceeds:  Amounts paid pursuant to any insurance policy
          ------------------
with respect to a Mortgage Loan that have not been used to restore the related property.

          Insured Payment:  With respect to each Class of the Class A
          ---------------
Certificates, as of any Distribution Date, the related Deficiency Amount, if any, for such Distribution Date.

          Insurer:  MBIA Insurance Corporation or its successors in interest.
          -------

          Insurer Default:  The existence and continuance of any of the
          ---------------
following: (a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

          Insurer Premium:  With respect to any Distribution Date and each Class
          ---------------
of the Class A Certificates, an amount equal to one-twelfth of the product of the Insurer Premium Rate and the aggregate Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date.

          Insurer Premium Rate: The rate set forth in the Insurance Agreement.
          --------------------

          Late Payment Rate:  As defined in the Insurance Agreement.
          -----------------

          Lender-Paid MI Loan:  A Mortgage Loan so indicated on the Mortgage
          -------------------
Loan Schedule.

          Liquidated Loan:  With respect to any Distribution Date, a Mortgage
          ---------------
Loan which, as of the close of business on the Business Day next preceding the related Determination Date, (a) has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or (b) with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received; provided, however, that any REO Property shall not be treated as a Liquidated Loan until such property has been finally liquidated.

          Liquidation Expenses:  Customary and reasonable "out of pocket"
          --------------------
expenses incurred by the Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Servicer's failure to comply with Section 3.10 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Servicer's failure to comply with Section 3.11 hereof.

          Liquidation Proceeds:  Amounts other than Insurance Proceeds received
          --------------------
in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

          Loan Group:  Either or both of Loan Group I and Loan Group II.
          ----------

          Loan Group I:  The group of Mortgage Loans comprised of the Group I
          ------------
Loans.

          Loan Group II:  The group of Mortgage Loans comprised of the Group II
          -------------
Loans.

          Loan-to-Value Ratio:  As of any date, the fraction, expressed as a
          -------------------
percentage, the numerator of which is the Principal Balance of the related Mortgage Loan at the date of determination (less, in the case of a CD Pledge Loan, the amount of cash held in the related CD Account) and the denominator of which is the Appraised Value of the related Mortgaged

Property or, in the case of a Replacement Mortgage Loan, the appraised value of the related Mortgaged Property based upon an appraisal made within 180 days prior to the date of substitution of such Replacement Mortgage Loan for a Deleted Mortgage Loan.

          Margin:  As to each Mortgage Loan, the fixed percentage set forth in
          ------
the related Mortgage Note, which percentage is added to the applicable Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date thereof.

          Maturity Date:  The latest possible maturity date, solely for purposes
          -------------
of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance, if any, of each Class of Regular Certificates would be reduced to zero as determined under a hypothetical scenario which assumes that such date is the Distribution Date in the month of the maturity date of the Mortgage Loan with the latest scheduled maturity date. The Maturity Date for each Class of Regular Certificates is October 25, 2031.

          Maximum Interest Rate:  As to any Mortgage Loan, the maximum interest
          ---------------------
rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          Minimum Interest Rate:  As to any Mortgage Loan, the minimum interest
          ---------------------
rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          Monthly Advance:  The aggregate of the advances made by or on behalf
          ---------------
of the Servicer with respect to any Distribution Date pursuant to Section 5.01 hereof, the amount of any such advances being equal to the regular monthly installments of principal and interest on the Mortgage Loans that were due on the related Due Date and delinquent as of the close of business on the related Determination Date, after adjustment of any delinquent interest payment to be equal to interest at a rate equal to the Mortgage Rate less the Servicing Fee Rate on the Principal Balance of the Mortgage Loans, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if made.

          Monthly Payment:  The scheduled monthly payment of principal and
          ---------------
interest on a Mortgage Loan.

          Moody's:  Moody's Investors Service, Inc. or any successor thereto.
          -------

          Mortgage:  The mortgage, deed of trust or other instrument creating a
          --------
first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

          Mortgage File:  For each Mortgage Loan, the Trustee Mortgage File and
          -------------
the Servicer Mortgage File.

          Mortgage Loan:  Each of the mortgage loans transferred and assigned to
          -------------
the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust

Fund, evidenced by a Mortgage Note and secured by a Mortgage, the mortgage loans so held being identified in the Mortgage Loan Schedule, as amended from time to time.

          Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase
          --------------------------------
Agreement dated as of March 1, 1998 between the Depositor, Credit Suisse First Boston Corporation and the Seller, pursuant to which the Depositor purchased the Mortgage Loans from the Seller.

          Mortgage Loan Repurchase Price:  The price, calculated as set forth in
          ------------------------------
Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

          Mortgage Loan Schedule:  The list of Mortgage Loans transferred to the
          ----------------------
Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as

Exhibit D-1 (with respect to the Group I Loans) and Exhibit D-2 (with respect to
-----------                                         -----------
the Group II Loans), setting forth the following information with respect to each Mortgage Loan:

             (i)      the loan number;

             (ii)     the city, state and zip code for each Mortgaged Property;

             (iii)    the applicable Index;

             (iv)     the Margin;

             (v)      the Maximum Interest Rate;

             (vi)     the Minimum Interest Rate;

             (vii)    the original term to maturity;

             (viii)   the remaining term to maturity;

             (ix)     the original principal balance;

             (x)      the Principal Balance as of the Cut-off Date;

             (xi)     the first Due Date;

             (xii)    the Monthly Payment in effect as of the Cut-off Date;

             (xiii)   the Loan-to-Value Ratio at origination;

             (xiv)    the Appraised Value of the Mortgaged Property;

             (xv)     the Net Mortgage Rate;

             (xvi)    a code indicating whether the Mortgaged Property is either
                      (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

             (xvii) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied;

             (xviii) a code indicating whether the Mortgage Loan is a Lender-Paid MI Loan;

             (xix) a code indicating whether the Mortgage Loan is a CD Pledge Loan;

             (xx) the amount of any CD Collateral pledged to secure such Mortgage Loan; and

             (xxi)    the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee and the Insurer.

          Mortgage Note:  The original executed note or other evidence of the
          -------------
indebtedness of a Mortgagor under a Mortgage Loan, including a lost note affidavit with a copy of the related note.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage Note,
          -------------
which is set forth in the related Mortgage Note. The Mortgage Rate for each Mortgage Loan as of the Cut-off Date will be adjusted on each Adjustment Date to a rate equal to the sum of the Index applicable to such Adjustment Date and the Margin, rounded to or up to the nearest multiple of 0.125%, as specified in the related Mortgage Note, subject to the application of the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate.

          Mortgaged Property:  The underlying property securing a Mortgage Loan.
          ------------------

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Net Mortgage Rate:  As to each Mortgage Loan, with respect to any
          -----------------
Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b) the Adjusted Servicing Fee Rate minus (c) the Trustee Fee Rate minus (d) 0.80% per annum.

          1933 Act:  The Securities Act of 1933, as amended.
          --------

          Nonrecoverable Advance:  The portion of any Monthly Advance previously
          ----------------------
made or proposed to be made by the Servicer or other advance previously made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by the Servicer from Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses) with respect to the related Mortgage Loan.

          Officers' Certificate:  A certificate signed by the Chairman of the
          ---------------------
Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Seller, the Servicer, a Sub-Servicer or the Trustee, as the case may be, and delivered to the Insurer, the Depositor, the Servicer or the Trustee, as required by this Agreement.

          One-Year Index:  With respect to any Mortgage Loan and as to any
          --------------
Adjustment Date therefor, a per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as of the date specified in the related Mortgage Note, or, in the event that such index is no longer available, an index selected by the Servicer and reasonably acceptable to the Trustee that is based on comparable information.

          Opinion of Counsel:  A written opinion of counsel, who may be counsel
          ------------------
for the Depositor or the Servicer, reasonably acceptable to the Trustee and the Insurer. With respect to the definition of Eligible Account in this Article I and Sections 2.04 and 7.04 hereof and any opinion dealing with the qualification of a remic or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          Optional Termination:  The purchase of the Mortgage Loans pursuant to
          --------------------
Section 10.01.

          Optional Termination Date:  The date fixed by the Servicer for the
          -------------------------
purchase of the Mortgage Loans pursuant to Section 10.01.

          Participant:  A broker, dealer, bank, other financial institution or
          -----------
other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

          Pass-Through Entity:  (a) a regulated investment company described in
          -------------------
Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

          Percentage Interest:  The percentage interest (which may be expressed
          -------------------
as a fraction) evidenced by any Certificate, which (a) in the case of each Class of the Class A Certificates, is equal to a fraction, the numerator of which is the Initial Certificate Principal Balance of such Certificate, and the denominator of which is equal to the aggregate Initial Certificate Principal Balances of all Certificates of the same Class and (b) in the case of the Class S or Class R Certificates, is set forth on the face thereof.

          Periodic Cap:  With respect to each Mortgage Loan, the maximum
          ------------
increase or decrease in the Mortgage Rate on any Adjustment Date (other than with respect to certain of the Mortgage Loans, the first Adjustment Date for such Mortgage Loan), as specified in the related Mortgage Note.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Policy:  The Certificate Guaranty Insurance Policy No. 26021 issued by
          ------
the Insurer in respect of the Class A Certificates, a copy of which is attached hereto as Exhibit L.

          Prepayment Interest Shortfall:  As to any Distribution Date and any
          -----------------------------
Mortgage Loan (other than a Mortgage Loan secured by an REO Property) that was the subject of a Principal Prepayment during the related Prepayment Period, an amount equal to the excess of one month's interest at the Mortgage Rate on the Principal Balance of such Mortgage Loan over the amount of interest paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment.

          Prepayment Period:  With respect to any Distribution Date, the
          -----------------
calendar month prior to the month in which such Distribution Date occurs.

          Primary Mortgage Insurance Policy:  Each primary policy of mortgage
          ---------------------------------
guaranty insurance with respect to the Mortgage Loans or any replacement policy therefor.

          Principal Balance:  With respect to any Mortgage Loan, as of the date
          -----------------
of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date, reduced (but not below zero) by the sum of
(i) all amounts previously received or collected by the Servicer in respect of principal of such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date; (ii) all Liquidation Proceeds (net of Liquidation Expenses) and Insurance Proceeds allocated to principal; (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the Servicer as part of a Monthly Advance, in each case which were distributed to Certificateholders pursuant to Section 4.02; and (iv) all Realized Losses allocated to Certificateholders with respect thereto on any previous Distribution Date. In the case of a Replacement Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Replacement Mortgage Loan on the date of substitution after deduction of all payments due on or before the Due Date in the month of substitution, reduced by the sums described in (i) through (iv), above, after such Due Date.

          Principal Prepayment:  Any Mortgagor payment or other recovery of
          --------------------
principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Purchase Price:  With respect to any Mortgage Loan required to be
          --------------
purchased by the Seller or Servicer pursuant to Section 2.01, 2.02, 2.04 or 3.12 or which the Servicer purchases pursuant to Section 3.21 the sum of (i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at a rate equal to the sum of the Net Mortgage Rate, the Trustee Fee Rate and 0.80% per annum to the next Due Date and (iii) the amount of any unreimbursed Monthly Advances and other advances made by the Servicer with respect to such Mortgage Loan and reimbursable to the Servicer hereunder. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or Seller, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price.

          Qualified Insurer:  A mortgage guaranty insurance company duly
          -----------------
qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by FHLMC or FNMA and whose claims-paying ability will not adversely affect the rating on the Certificates.

          Rating Agency:  Moody's and Standard & Poor's or any successor
          -------------
thereto.

          Realized Loss:  An amount determined by the Servicer and evidenced by
          -------------
an Officers' Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Loan, the excess of the Principal Balance of such Liquidated Loan plus interest thereon at a rate equal to the sum of the applicable Net Mortgage Rate and the Trustee Fee Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation or (c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate.

          Record Date:  With respect to any Distribution Date, the close of
          -----------
business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

          Regular Certificates:  All of the Certificates other than the Class R
          --------------------
Certificates.

          Relief Act:  The Soldiers' and Sailors' Civil Relief Act of 1940, as
          ----------
amended.

          Relief Act Shortfalls:  With respect to any Distribution Date and any
          ---------------------
Mortgage Loan, the amount of any interest that is not collectible from the Mortgagor during the related

Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time.

          remic:  A "real estate mortgage investment conduit", within the
          -----
meaning of Section 860D of the Code.

          REMIC Election:  An election, for federal income tax purposes, to
          --------------
treat certain assets as a remic.

          REMIC Regular Interest:  Any of the Class A Certificates and Class S
          ----------------------
Certificates. The Class A Certificates shall accrue interest at the related Certificate Rate in effect from time to time, minus the Insurer Premium Rate, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to their initial Certificate Principal Balance as set forth in the preliminary statement hereto. The Class S Certificates shall accrue interest at the related Certificate Rate, and shall not be entitled to any distributions of principal.

          REMIC Provisions:  Provisions of the federal income tax law relating
          ----------------
to remics, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Property:  Any Mortgaged Property acquired by or in the name of
          ------------
the Trustee for the benefit of the Certificateholders and the Insurer in foreclosure or by deed-in-lieu of foreclosure.

          Replacement Mortgage Loan:  A Mortgage Loan substituted by the
          -------------------------
Servicer or Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance, after such deduction), not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortage to be deposited by the Servicer or Seller, as the case may be, in the Certificate Account in the month of substitution as set forth in Section 2.03 of this Agreement); (ii) at the time of substitution have a Net Mortgage Rate equal to or exceeding the Net Mortgage Rate of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; (v) be of the same or better credit quality classification as that of the Deleted Mortgage Loan; and
(vi) comply with each representation and warranty relating to the Mortgage Loans set forth in Section 2.04 hereof.

          Required Insurance Policy:  With respect to any Mortgage Loan, any
          -------------------------
insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan, including each standard hazard and, if applicable, flood insurance policy.

          Reserve Account:  The account established and maintained by the
          ---------------
Trustee in accordance with Section 4.07.

          Reserve Account Balance:  With respect to each Distribution Date
          -----------------------
(other than the first Distribution Date), the amount on deposit in the Reserve Account as of the preceding Distribution Date after giving effect to all distributions to be made on such preceding Distribution Date, and with respect to the first Distribution Date, as of the Closing Date.

          Reserve Account Decrease Amount:  As of any Distribution Date, the
          -------------------------------
excess, if any, of the amount on deposit in the Reserve Account on such Distribution Date (after taking into account all allocations and distributions to be made on such Distribution Date, including payments from the Reserve Account in respect of Realized Losses) over the Reserve Account Requirement as of such Distribution Date.

          Reserve Account Increase Amount:  On any Distribution Date, the
          -------------------------------
excess, if any, of the Reserve Account Requirement as of such Distribution Date over the amount on deposit in the Reserve Account as of such Distribution Date (after taking into account all distributions to be made on such Distribution Date, including payments from the Reserve Account in respect of Realized Losses).

          Reserve Account Initial Target:  $5,601,622.92.
          ------------------------------

          Reserve Account Monthly Investment Income:  With respect to each
          -----------------------------------------
Distribution Date, actual investment income received in respect of deposits in the Reserve Account during the investment period applicable to the related Eligible Investment in which such deposits were invested.

          Reserve Account Requirement:
          ---------------------------

          (a)  As of the Delivery Date, zero;

          (b) for any Distribution Date occurring during the period commencing on the Delivery Date and ending on the later of the thirtieth distribution date following the Delivery Date and the date upon which an aggregate amount equal to one-half of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date has been received by the Class A Certificateholders as payments in reduction of the Certificate Principal Balance thereof, the greater of: (i) the Reserve Account Initial Target and (ii) 0.60 multiplied by the Delinquency Amount as of such Distribution Date; and

          (c) for any Distribution Date occurring after the end of the period in clause (b) above, the greatest of (i) 2% of the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Due Period preceding such Distribution Date, (ii) 0.60 multiplied by the Delinquency Amount and (iii) the greater of (x) 0.25% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date and (y) the aggregate Principal Balance of the three Mortgage Loans with the greatest Principal Balance as of such Distribution Date.

Notwithstanding the above, in the event of a claim on the Policy, the Reserve Account Requirement shall not step down from the amount of the Reserve Account Requirement in effect as of the Distribution Date immediately preceding such claim on the Policy until such time as the amount of such claim is reimbursed to the Insurer.

          Responsible Officer:  When used with respect to the Trustee, the
          -------------------
Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rolling Three-Month Delinquency Percentage: As of any Distribution
          ------------------------------------------
Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Percentage for each of the three (or one and two in the case of the first and second Distribution Dates) immediately preceding Due Periods.

          Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to
          ---------
time.

          Scheduled Final Distribution Date:  October 25, 2032.
          ---------------------------------

          Seller:  Chevy Chase Bank, F.S.B. or its successor in interest.
          ------

          Servicer:  Chevy Chase Bank, F.S.B. or any successor under the terms
          --------
of this Agreement.

          Servicer Advance Date:  The date on which the Servicer is required to
          ---------------------
make a Monthly Advance pursuant to Section 5.04 hereof.

          Servicer Mortgage File:  All documents pertaining to a Mortgage Loan
          ----------------------
not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub-Servicer.

          Servicer Trigger Event:  The occurrence of any of the following
          ----------------------
events:

          (a) cumulative Realized Losses since the Delivery Date equal or exceed 1.00% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date;

          (b) cumulative Realized Losses for the three year period commencing on the Delivery Date equal or exceed 0.75% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; or

          (c) as of any Determination Date, the Rolling Three Month Delinquency Percentage exceeds 4.0%.

          Servicing Fee:  For each calendar month, as to each Mortgage Loan, (i)
          -------------
an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest) at a rate equal to the sum of (A) the applicable

Servicing Fee Rate and (B) in the case of Lender-Paid MI Loans, one-twelfth of the additional interest rate payable thereon by the related Mortgagor) on the Principal Balance of such Mortgage Loan immediately preceding the Distribution Date occurring in such month and (ii) increased by any late payment charges, assumption fees and other usual and customary fees collected from the Mortgagor and by any net income on Eligible Investments held in the Custodial Account.

          Servicing Fee Rate:  0.375% per annum.
          ------------------

          Servicing Officer:  Any officer of the Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee and the Insurer on the Delivery Date by the Servicer pursuant to this Agreement, as such list may from time to time be amended.

          Standard & Poor's:  Standard & Poor's Ratings Services, a division of
          -----------------
the McGraw-Hill Companies, or its successor in interest.

          Sub-Servicer:  Any other entity with respect to any Mortgage Loan
          ------------
under any Sub-Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

          Sub-Servicing Agreement:  Any servicing agreement between the Servicer
          -----------------------
and a Sub-Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

          Three-Year Index:  With respect to any Mortgage Loan and as to any
          ----------------
Adjustment Date therefor, a per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of three years as reported by the Federal Reserve Board in statistical Release No. H.15(519) as of the date specified in the related Mortgage Note, or, in the event that such index is no longer available, an index selected by the Servicer and reasonably acceptable to the Trustee that is based on comparable information.

          Transferee Affidavit and Agreement:  As defined in Section
          ----------------------------------
6.02(g)(i)(B).

          Trust Fund:  Collectively, the assets of the Trust REMIC plus the
          ----------
Reserve Account and all amounts deposited therein pursuant to the provisions of this Agreement.

          Trust REMIC:  The corpus of the trust created by this Agreement
          -----------
consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) CD Collateral, (c) REO Property, (d) the Custodial Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (e) any insurance policies with respect to the Mortgage Loans and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. The Trust REMIC specifically excludes the Reserve Account.

          Trustee:  U.S. Bank National Association, a national banking
          -------
association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders and the Insurer under this Agreement, and any successor thereto, as provided herein.

          Trustee Fee:  The fee payable to the Trustee on each Distribution Date
          -----------
for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

          Trustee Fee Rate:  0.005% per annum.
          ----------------

          Trustee Mortgage File:  The mortgage documents listed in Section 2.01
          ---------------------
hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

          United States Regulations: 31 C.F.R. Part 357; 12 C.F.R. Part 615,
          -------------------------
Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R. Part 81; 31 C.F.R.
Part 354; and 18 C.F.R. Part 1314.

          United States Securities Entitlement:  A "Security Entitlement" as
          ------------------------------------
defined in a United States Regulation.

          U.S. Person:  A citizen or resident of the United States, a
          -----------
corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state (including the District of Columbia) thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          Voting Rights:  The portion of the aggregate voting rights of all the
          -------------
Certificates evidenced by a Certificate. 98% of all Voting Rights will be allocated to the Class A Certificates in proportion to their Certificate Principal Balances, 1% of all Voting Rights will be allocated among the Class S Certificates in proportion to their Percentage Interests and 1.0% of all Voting Rights will be allocated to the Class R Certificates.


                                   ARTICLE II

                           CONVEYANCE OF TRUST FUND;
                         REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Conveyance of Trust Fund.
                         ------------------------

          The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders and the Insurer, without recourse, the Depositor's right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, which Mortgage Loans the Depositor shall cause to be delivered to the Trustee on or prior to the Delivery Date, together with the Trustee Mortgage Files relating to the Mortgage Loans, (b) all CD Collateral,
(c) all amounts on deposit in the Reserve Account, (d) REO Property, (e) the Custodial Account, the Certificate Account and all amounts deposited therein or other property credited thereto pursuant to the applicable provisions of this Agreement, (f) any insurance policy with respect to the Mortgage Loans and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          The Seller hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Insurer and Certificateholders, without recourse, any and all right, title and interest of the Seller, if any, in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, (b) all CD Collateral, (c) all amounts on deposit in the Reserve Account, (d) REO Property, (e) the Custodial Account, the Certificate Account and all amounts deposited therein or other property credited thereto pursuant to the applicable provisions of this Agreement, (f) any insurance policy with respect to the Mortgage Loans and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     The Holder of the Class S Certificates hereby transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Insurer and Certificateholders, without recourse, any and all right, title and interest of the Holder of the Class S Certificates, if any, in and to amounts on deposit in the Reserve Account, but not including any amounts to which the Holder of such Class S Certificates is entitled pursuant to Section 4.07, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash or other liquid property.

          In connection with any such transfer and assignment, the Depositor shall deliver to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the Mortgage Note, endorsed without recourse to the order of the Trustee, with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorser (or an original lost note affidavit from the Seller stating that the Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note, with respect to such Mortgage Loans identified in the Trustee's Intitial Certification referenced in Section 2.02), and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument;

          (ii) the original Mortgage, and any intervening assignment thereof, in each case as recorded, with evidence of recording indicated thereon;

          (iii) an original assignment or assignments of Mortgage showing an unbroken chain of title from the originator to the preceding assignee to the Trustee with evidence of recording indicated thereon;

          (iv) the original copy of each assumption, modification, written assurance or substitution agreement, if any, with respect to such Mortgage Loan, as identified on the Mortgage Loan Schedule; and

          (v) in the case of the CD Pledge Loans, the original copy of each related certificate of deposit and CD Pledge Agreement.

          Notwithstanding the foregoing, in the event that in connection with any Mortgage Loan the Depositor cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (ii) or
(iii) above with evidence of recording thereon concurrently with the execution and delivery hereof, the Depositor shall deliver, or cause the Servicer to deliver, to the Trustee a duplicate original or true copy of such document certified by the Depositor or the Servicer or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording, or a copy of the Mortgage certified by a title insurance or escrow company or companies reasonably acceptable to the Insurer, evidencing that such Mortgage or assignment of Mortgage has been delivered to the appropriate public recording office for recordation. In the event that the Depositor cannot deliver a duplicate original or true copy certified as stated above of such document required to be delivered pursuant to clauses (ii) or
(iii) above, within 45 days of the Delivery Date, the Servicer shall purchase the related Mortgage Loan at the Purchase Price therefor. The Depositor shall promptly deliver, or cause the Servicer to deliver, to the Trustee (A) such original document with evidence of recording indicated thereon or a photocopy of such document certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official or from the Servicer, and (B) upon discovery of any defect or omission in the deliveries of any of items (ii) through (iv) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item or a certified copy thereof, certified by the relevant recording office, but in no event shall any such delivery be made later than 90 days following the Delivery Date (unless such document has not been returned from the relevant recording office at such time, in which case the Servicer shall make such delivery within 270 days of the Delivery Date; provided, however, that such 270 day period shall be extended to 360 days upon presentation of an officer's certificate of the Servicer to the effect that such document has not yet been returned from the relevant recording office, and shall be extended for additional thirty-day periods upon the written consent of the Insurer). From time to time the Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders and the Insurer additional original documents evidencing an assumption or modification of a Mortgage Loan.

          The Trustee shall promptly complete the endorsement of the Mortgage Note referred to in (i) above and the assignment of Mortgage referred to in
(iii) above to the Trustee for the benefit of the Holders of the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1 and MBIA Insurance Corporation. The Trustee on behalf of the Servicer shall within 180 days of the Closing Date record in the appropriate public office for real property records each original assignment referred to in (iii) above with respect to each

Mortgaged Property, and the Trustee shall release any such assignment to the Depositor or the Servicer, as applicable, for such purpose. The Depositor or the Servicer shall promptly deliver to the Trustee each original assignment with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official. If any assignment is returned unrecorded to the Depositor or the Servicer because of any defect therein, the Depositor or the Servicer shall cure or correct such defect and cause such assignment to be recorded in accordance with this paragraph and if such defect is not cured the Servicer shall purchase the Mortgage Loan at the Purchase Price therefor.

          SECTION 2.02.  Acceptance by Trustee.
                         ---------------------

          The Trustee will hold the documents referred to in Section 2.01 above and the other documents constituting a part of the Trustee Mortgage Files delivered to it in trust for the use and benefit of all present and future Certificateholders and the Insurer. Upon execution and delivery of this Agreement and within 45 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01 hereof are in its possession, and shall deliver to the Depositor, the Insurer and the Servicer a certification (upon execution and delivery of this Agreement, the "Initial Certification" and within 45 days thereof, the "Final Certification", respectively) in the forms set forth as

Exhibits E and F hereto to the effect that, as to each Mortgage Loan listed in
----------     -
the Mortgage Loan Schedule: (a) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan,
(c) based on its examination and only as to the foregoing documents, the information set forth in items (i) through (vi) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Trustee Mortgage File and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 hereof. The Trustee shall deliver to the Depositor, the Insurer and the Servicer a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of (a)-(d) above, the Trustee shall promptly notify the Servicer, the Insurer and the Depositor in writing, and request that the Servicer correct or cure such defect. The Trustee shall promptly notify the Depositor in writing if any original assignment referred to in clause (iii) of Section 2.01 has not been received by it prior to June 30, 1998. In the event the Servicer or Depositor shall fail to cure any document deficiency or defect reflected in the Final Certification or as otherwise required under Section 2.01, it shall not be the obligation of the Trustee hereunder to cure the same, and the Servicer shall purchase the Mortgage Loan at the Purchase Price therefor.

          The Depositor agrees that at any time and from time to time upon written request of the Trustee or the Insurer, the Depositor shall promptly and duly execute and deliver any and all such further documents and assurances, and take such further actions as the Trustee reasonably may request in order to obtain or more fully vest the benefits of the assignment intended hereunder (as set forth hereinabove in Section 2.01 and hereinbelow in Section 2.03) and of the rights and powers herein granted.

          The Trustee shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

          SECTION 2.03.  Representations, Warranties and
                         --------------------------------
                         Covenants of the Servicer and Seller.
                         ------------------------------------

          Chevy Chase, as Seller and Servicer, hereby represents and warrants to, and covenants with, the Depositor, the Insurer and the Trustee that, as of the date hereof:

               (i) Chevy Chase is a federal savings bank, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

               (ii) Chevy Chase has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of Chevy Chase the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of Chevy Chase, enforceable against Chevy Chase in accordance with its terms, except that (A) the enforceability thereof may be limited to bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

               (iii) the execution and delivery of this Agreement by Chevy Chase, the servicing of the Mortgage Loans by Chevy Chase hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Chevy Chase and will not (A) result in a material breach of any term or provision of the charter or by-laws of Chevy Chase or
     (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Chevy Chase is a party or by which it may be bound, or any statute, order or regulation applicable to Chevy Chase of any court, regulatory body, administrative agency or governmental body having jurisdiction over Chevy Chase; and Chevy Chase is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to Chevy Chase's knowledge would in the future materially and adversely affect, (1) the ability of Chevy Chase to perform its obligations under this Agreement or (2) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

               (iv) Chevy Chase is, and will remain, subject to supervision and examination by any state or federal authority as may be applicable and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain an approved servicer of conventional mortgage loans for FNMA or FHLMC;

               (v) no litigation is pending or, to the best of Chevy Chase's knowledge, threatened, against Chevy Chase that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Chevy Chase to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

               (vi) Chevy Chase will at all times comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

               (vii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Insurer, the Depositor, any affiliate of the Depositor or the Trustee and prepared by Chevy Chase pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) except for permits and similar authorizations required under the securities or "blue sky" laws no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Chevy Chase of, or compliance by Chevy Chase with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, Chevy Chase has obtained the same;

               (ix) Chevy Chase will service the Mortgage Loans in accordance with the standards set forth in this Agreement; and

               (x) this Agreement and all other documents related hereto to which the Seller is a party have been approved by the Seller's board of directors, which approval is reflected in the minutes of such board, and shall continuously from the time of each such document's execution, be maintained as an official record of the Seller.

          SECTION 2.04.  Representations, Warranties and Covenants of the
                         ------------------------------------------------
                         Servicer and the Seller with respect to the Mortgage
                         ----------------------------------------------------
                         Loans.
                         ------

          The Seller and the Servicer hereby represents and warrants to, and covenants with, the Depositor, the Insurer and the Trustee for the benefit of the Certificateholders that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Delivery Date:

               (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct.

               (ii) All payments required to be made up to, but excluding, the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; none of the Mortgage Loans are more than 30 days delinquent; Chevy Chase has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

               (iii) To the best of the Servicer's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

               (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which have been delivered to the Trustee or the Trustee's designee, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule.

               (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Servicer, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (vii) Any and all requirements of any federal, state or local law including, without limitation, environmental, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the related Mortgaged Property have been complied with.

               (viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

               (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and
     (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Depositor. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage, except in the case of 117 Group I Loans representing 8.36% of the aggregate Principal Balance of the Group I Loans as of the Cut-off Date and 140 Group II Loans representing 16.18% of the aggregate Principal Balance of the Group II Loans as of the Cut-off Date, where the Seller was aware of the simultaneous creation of a second lien subordinate to the lien of the Mortgage.

               (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization.

               (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

               (xiii) The Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Depositor the Seller was the sole owner of record and holder thereof and with full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

               (xiv) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) organized under the laws of such state, or (C) qualified to do business in such state, or (D) federal savings and loan associations or national banks having principal offices in such state, or (E) not doing business in such state.

               (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The original title policy and all riders thereto are in the possession of the Servicer or the Trustee. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

               (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

               (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xix) The Mortgage Loan was originated by the Seller or a subsidiary of the Seller which is a FNMA-approved, FHLMC-approved or HUD-approved mortgage banker, or savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of not more than 30 years, except for 27 Mortgage Loans with an amortization term and maturity of not more than 40 years. No Mortgage Loans have provisions which will require negative amortization. Except for two Mortgage Loans with an amortization term of 30 years and a maturity of 5 years, no Mortgage Loan requires a balloon payment at the end of its term.

               (xx) The origination practices used by the Seller and the collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note.

               (xxi) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

               (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

               (xxiii) The Mortgage Loan was underwritten generally in accordance with the Seller's underwriting standards in effect at the time the Mortgage Loan was originated.

               (xxiv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above and, in the case of the CD Pledge Loans, the CD Collateral.

               (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

               (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

               (xxvii) Except for 36 Group I Loans representing 1.66% of the aggregate Principal Balance of the Group I Loans as of the Cut-off Date and 61 Group II Loans representing 5.15% of the aggregate Principal Balance of the Group II Loans as of the Cut-off Date, each of which was originated in accordance with the guidelines of the Seller and FNMA, no Mortgage Loan contains provisions pursuant to which Monthly Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (B) paid by any source other than the Mortgagor or (C) contains any other similar provisions which may constitute a "buydown" provision. No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination.
     No Mortgage Loan has a shared appreciation or other contingent interest feature.

               (xxviii) The Seller does not expect, as to any particular Mortgage Loan included in the Trust Fund, that such Mortgage Loan will become a defaulted Mortgage Loan and that the related Mortgaged Property will be foreclosed upon (or acquired by deed-in-lieu of foreclosure).

               (xxix) No Mortgage Loan was made in connection with facilitating the trade-in or exchange of a Mortgaged Property.

               (xxx) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

               (xxxi) Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject to a Primary Mortgage Insurance Policy, issued by a FNMA or FHLMC approved insurer, which insures that portion of the Mortgage Loan over 75% of the Loan-to-Value Ratio. All provisions of such

     Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith, except in the case of the Lender-Paid MI Loans, where such premiums are paid by the Servicer from amounts collected in addition to the Mortgage Rate. The Mortgage Rate for each Mortgage Loan is net of any such insurance premium, except in the case of the Lender-Paid MI Loans.

               (xxxii) To the best of the Servicer's knowledge, the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupance of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

               (xxxiii) No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Cut-off Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

               (xxxiv) The Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxxv) Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (xxxvi) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA or FHLMC eligibility requirements.

               (xxxvii) With respect to each Convertible Mortgage Loan, (x) the related Mortgagor has the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate determined pursuant to the terms of the related Mortgage Note and (y) the fixed interest rate to be borne by each such Convertible Mortgage Loan upon the conversion of the interest rate on such Mortgage Loan is intended to approximate a market rate of interest for newly originated mortgages at the time of the conversion.

               (xxxviii) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

               (xxxix)    Immediately prior to the transfer and sale of the CD
     Pledge Loans to the Depositor, the Seller had a first priority perfected security interest in the related CD Collateral with full right and authority, without the consent of the related Mortgagor, to transfer and sell such right to the Depositor. Following the sale and transfer of the CD Pledge Loans from the Seller to the Depositor and from the Depositor to the Trustee, the Trustee will have a first priority perfected security interest in the related CD Collateral other than the cash held in the CD Account, and the Seller will apply such cash in accordance with the terms of the related pledge and guaranty agreement.

          Upon the discovery by the Depositor, the Servicer, the Insurer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties made in Section 2.04 in respect of any Mortgage Loan, or any breach of a representation or warranty of the Servicer set forth in Section 2.03, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders or the Insurer, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller and Servicer of such breach and request that the Seller or Servicer, as the case may be, cure such breach within 60 days from the date of such notice, and if the Seller or Servicer does not cure such breach in all material respects, the Seller or Servicer, as the case may be, shall either (i) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase such Mortgage Loan held for the benefit of the Certificateholders and the Insurer from the Trustee at the Purchase Price therefor.

          The Seller or Servicer shall not have any right to substitute a Replacement Mortgage Loan or Loans for the affected Mortgage Loan more than three months after the Delivery Date (or more than two years after the Delivery Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code), and any substitution must be accompanied by an Officers' Certificate delivered to the Trustee and the Insurer, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause the Trust REMIC to fail to qualify as a remic and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Seller or Servicer, as the case may be.
Notwithstanding the foregoing, if any such breach would cause a Mortgage Loan to be other than a "qualified mortgage loan" as described in Section 860G(a)(3) of the Code, any substitution or purchase shall occur within 90 days of the discovery of the breach.

          As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed to the Trustee for the benefit of the Insurer and the Holders of the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1. No substitution will be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Servicer or Seller to the Depositor on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on such Deleted Mortgage Loan for such month and thereafter the Seller or Servicer, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

          Upon such substitution, the Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Seller shall be deemed to have made, as of the date of substitution, with respect to the Replacement Mortgage Loan or Loans, the representations and warranties pertaining to the Mortgage Loans contained in Section 2.04 hereof. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release the Trustee Mortgage File held for the benefit of the Certificateholders and the Insurer relating to such Deleted Mortgage Loan to the Seller or Servicer as applicable and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in the Seller or Servicer as applicable, or its designee to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

          In any month in which the Seller or Servicer substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The amount of such shortage shall be deposited into the Custodial Account by the Seller or Servicer in the month of substitution pursuant to Section 3.07, without any reimbursement thereof. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortage.

          In the event that the Seller or Servicer shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price, the Trustee shall release the related Trustee Mortgage File held for the benefit of the Certificateholders and the Insurer to the Seller or Servicer as applicable and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and the Insurer and vest title in the Seller or Servicer, or the designee thereof, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04. It is understood and agreed that the obligation under this Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to Certificateholders or the Trustee on their behalf (except for the Insurer's rights under the Insurance Agreement).

          SECTION 2.05.  Issuance of Certificates.
                         ------------------------

          The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Class A, Class S and Class R Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Class A, Class S and Class R Certificates in such distributions shall be as set forth in this Agreement.

          SECTION 2.06.  REMIC Provisions.
                         ----------------

          (a) The Depositor hereby elects and authorizes the Trustee to treat the Trust REMIC as a remic under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return
(x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold by Chevy Chase to a third party. The Delivery Date is hereby designated as the "startup day" of the Trust REMIC within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in the Trust REMIC shall consist of the Class A-I, Class A-II and Class S Certificates and the "residual interest" in the Trust REMIC shall consist of the Class R Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust REMIC other than the Class A-I Certificates, Class A-II Certificates, Class S Certificates and Class R Certificates.

          (b) Chevy Chase Bank, F.S.B. on behalf of the Holders of the Class R Certificates, shall act as agent for the Class R Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for the Trust REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class R Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of the Trust REMIC pursuant to the specific duties outlined herein.

          (c) A Holder of the Class R Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to the Trust REMIC under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a remic as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class R Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Sections 4.02 and 4.03, respectively. The Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement. The Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Servicer's duties under this Agreement.

          (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of the Trust REMIC and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for the Trust REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of the Trust REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of the Trust REMIC, to be treated as a remic on the federal tax return of the Trust REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions and the Code. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor and Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to the Trust REMIC as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

          In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, Chevy Chase shall also: (A) act on behalf of the Trust REMIC in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on the Trust REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

          (e) The Trustee shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust REMIC.

          (f) The Trustee, the Depositor and the Holder of the Class R Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of the Trust REMIC as a remic under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class R Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust REMIC as a remic or (ii) result in the imposition of a tax upon the Trust REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

          The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust REMIC or its assets, or causing the Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer and Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust REMIC, and the Trustee shall not take any such action or cause the Trust REMIC to take any such action as to which the Servicer or Depositor has advised it in writing that an Adverse REMIC Event could occur.

          In addition, prior to taking any action with respect to the Trust REMIC or the assets therein, or causing the Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class R Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust REMIC, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

          At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of the Trust REMIC, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust REMIC, as defined in Section 860G(c) of the Code, on any contributions to the Trust REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or if the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or
(iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.09 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to the Trust REMIC unless the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust REMIC will not cause the Trust REMIC to fail to qualify as a remic at any time that any Certificates are outstanding, or subject the Trust REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j) Neither the Servicer nor the Trustee shall enter into any arrangement by which the Trust REMIC will receive a fee or other compensation for services nor permit the Trust REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust REMIC.

          (m) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust REMIC, (iii) the termination of the Trust REMIC pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of the Trust REMIC as a remic or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

          (n) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten days after the Delivery Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the

Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold its harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          SECTION 3.01.  Servicing Standard.
                         ------------------

          For and on behalf of the Trustee, the Insurer and the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in a manner consistent with FNMA guidelines except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through any Sub-Servicer as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to any subordinate financings to be secured by any Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (e) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, and (f) subject to the provisions of
Section 3.07 and 3.13, to effectuate foreclosure or other conversion of the ownership of the Mortgage Property securing any Mortgage Loan; provided, however, that the Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee, the Insurer or the Certificateholders in any Mortgage Loan or the rights and interest of the Depositor, the Insurer, the Trustee and the Certificateholders under the terms of this Agreement unless such action is specifically called for by the terms hereof.

          Without limiting the generality of the foregoing, but subject to the terms hereof, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of modification, satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall promptly notify the Trustee of any such execution and delivery. The Depositor and the Trustee for the benefit of the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.

          In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on each Mortgaged Property or any related unpaid insurance premiums that are not timely paid by the Mortgagors prior to any such time as a Mortgage Loan is in foreclosure; provided, however, that the Servicer shall be required to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds (net of Liquidation Expenses) or otherwise; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due. Any such advances shall be reimbursable in the first instance from related collections from the related Mortgagors pursuant to Section 3.07 hereof, and further as Liquidation Expenses as provided in Section 3.13 hereof and may be withdrawn from the Custodial Account pursuant to Section 3.09 hereof. All costs incurred by the Servicer or by the related Sub-Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) permit any modification with respect to any Mortgage Loan (i) that would change the Net Mortgage Rate or, reduce or increase the principal balance (except for reductions resulting from actual payments of principal), except for conversions to a fixed rate in accordance with the terms of the Mortgage Loan or (ii) that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is a Principal Prepayment made (or treated as made) by the Mortgagor of the entire principal balance of a Mortgage Loan) and cause the Trust REMIC to fail to qualify as a remic under the Code.

          SECTION 3.02.  Enforcement of the Obligations of Sub-Servicers.
                         -----------------------------------------------

          (a) For purposes of this Agreement, the Servicer shall be deemed to have received the payments on the Mortgage Loans referred to in Sections 3.07 and 3.08 hereof when the related Sub-Servicer has received such payments and shall remain obligated to deposit such payments in accordance with Sections 3.07 and 3.08 hereof, regardless of whether such payments are remitted by the Sub-Servicer to the Servicer. The Servicer and the related Sub-Servicer may enter into amendments to any applicable Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement; and provided further, that the substance of any such material amendment or material change shall be transmitted promptly to the Depositor, the Trustee, the Insurer and the Rating Agencies.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, the Trustee, the Insurer and the Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. The Servicer shall not waive any event of default by a Sub-Servicer under a Sub-Servicing Agreement which is a failure to remit any payment required to be made by such Sub-Servicer that would result in an Event of Default under this Agreement.

          (c) During the term of this Agreement, the Servicer shall consult fully with each of the Sub-Servicers as may be necessary from time to time to perform and carry out the Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Servicer by each Sub-Servicer and otherwise exercise reasonable efforts to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Sub-Servicing Agreement. If any Sub-Servicer materially breaches or fails to perform or observe any material obligations or conditions of its Sub-Servicing Agreement, the Servicer shall promptly deliver to the Depositor, the Insurer and to the Trustee an Officers' Certificate certifying that such Sub-Servicer is in default and describing the events and circumstances giving rise to the default and what action (if any) has been, or is to be, taken by the Sub-Servicer to cure the default and setting forth the action to be taken by the Servicer.

          SECTION 3.03.  Termination of the Rights of Sub-Servicers.
                         ------------------------------------------

          If the Servicer terminates the rights of a Sub-Servicer under any Sub-Servicing Agreement, the Servicer shall service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, or at the Servicer's election, enter into a substitute servicing agreement with another mortgage loan servicing company reasonably acceptable to the Trustee and the Servicer under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Sub-Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Sub-Servicer; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Servicer does not elect to enter into a substitute servicing agreement with a successor servicer, the Servicer shall nevertheless service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, until a substitute Sub-Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Servicer and such substitute Sub-Servicer. The Servicer shall give notice to the Trustee, the Insurer and the Rating Agencies of any termination of a Sub-Servicer and any appointment or designation of a substitute Sub-Servicer.

          SECTION 3.04.  Liability of the Servicer.
                         -------------------------

          Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee, the Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans included in the Trust Fund in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with the Depositor or a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.05.  Rights of the Depositor and the Trustee
                         ---------------------------------------
                         in Respect of the Servicer.
                         --------------------------

          The Servicer shall afford the Depositor, the Insurer and the Trustee, without charge but only upon reasonable notice and during normal business hours, access to all records and documentation in the Servicer's possession regarding the Mortgage Loans and to all accounts, insurance policies and other matters in the Servicer's possession relating to this Agreement and access to officers of the Servicer responsible for its obligations hereunder. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer hereunder or otherwise.

          SECTION 3.06.  Trustee to Act as Servicer.
                         --------------------------

          In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be liable for losses of the Servicer pursuant to Section 3.07 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans hereunder as substitute Servicer, including pursuant to Section 2.04 hereof and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.04 hereof). If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) shall succeed to any rights and obligations of the Servicer under any Sub-Servicing Agreement and shall be deemed to have assumed the Servicer's interest therein; provided, however, that the Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing or substitute servicing agreement arising prior to the date of such succession.

          The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

          SECTION 3.07.  Collection of Mortgage Loan Payments.
                         ------------------------------------

          The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio and serviced by the Servicer. Consistent with the foregoing, the Servicer may in its discretion (a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) subject to Section 3.01, only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy will not be affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 270 days, but in no event beyond the maturity date of any Mortgage Loan. In the event of any such arrangement described in clause (b) of the preceding sentence, the Servicer shall continue to make timely Monthly Advances on the related Mortgage Loan, pursuant to and in accordance with Section 5.01 of this Agreement (but subject to any limitations contained therein), during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

          The Servicer shall establish and maintain, in its name on behalf of the Certificateholders and the Insurer, the Custodial Account. The Servicer shall deposit into the Custodial Account within two Business Days of receipt by the Servicer, or receipt from the Sub-Servicers except as otherwise specifically provided herein, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest and any other payments on the Mortgage Loans due on or before the Cut-off Date):

               (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii) all payments on account of interest on the Mortgage Loans;

               (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, net of Liquidation Expenses, unpaid servicing compensation and unreimbursed Monthly Advances;

               (iv) all Monthly Advances made by the Servicer pursuant to
     Section 5.01 hereof;

               (v) any amount of any losses required to be deposited by the Servicer pursuant to the second succeeding paragraph of this Section 3.07 in connection with any losses on Eligible Investments;

               (vi) any amounts required to be deposited by the Servicer pursuant to Section 3.11 hereof;

               (vii) all proceeds of any purchase by the Seller or the Servicer, as the case may be, of any Mortgage Loans or property acquired in respect of the Mortgage Loans pursuant to Sections 2.01, 2.02, 2.04, 3.12,
     3.21 or 10.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02 or 2.04 hereof; and

               (viii) any other amounts required to be deposited in the Custodial Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to Section 3.13 hereof.

          The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, fees or premiums, late payment charges, assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted or deposited into the Custodial Account by the Servicer. In the event that the Servicer shall remit or deposit any amount not required to be remitted or deposited and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time withdraw such amount from the Custodial Account on the following Distribution Date, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officers' Certificate to the Trustee which describes the amounts deposited in error in the Custodial Account. All funds deposited in the Custodial Account shall be held by the Servicer in trust for the Certificateholders and the Insurer until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Custodial Account at the direction of the Servicer.

          The Servicer shall invest the funds in the Custodial Account in Eligible Investments, which shall mature not later than the second Business Day preceding the Distribution Date following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Custodial Account, then such Eligible Investment shall mature not later than such Distribution Date). All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and the Insurer (in its capacity as such) or its nominee. The Servicer shall cause each such Eligible Investment to be Delivered to the Trustee or its nominee (including a securities intermediary). All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains not paid to the Servicer incurred in respect of any such investments shall be remitted to the Trustee or deposited in the Custodial Account out of the Servicer's own funds promptly following the date the same are realized.

          The Servicer shall promptly give notice to the Trustee, the Rating Agencies, the Insurer and the Depositor of the location of the Custodial Account and of any change thereof.

          SECTION 3.08.  Collection of Taxes, Assessments and
                         ------------------------------------
                         Similar Items; Escrow Accounts.
                         ------------------------------

          In addition to the Custodial Account, the Servicer shall establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments and hazard insurance premiums or comparable items for the account of the Mortgagors. Escrow Accounts shall be Eligible Accounts.

          Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer pursuant to Sections 3.10 hereof (with respect to the Primary Mortgage Insurance Policy) and
3.08 hereof (with respect to taxes and assessments) and 3.11 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 hereof. As part of its servicing duties, the Servicer shall, and the Sub-Servicers shall, pursuant to any Sub-Servicing Agreement, be required to, pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

          The Servicer shall, with respect to each Mortgage Loan, to the extent any related Sub-Servicer does not do so, advance the payments referred to in the preceding paragraph that are not timely paid by the Mortgagors; provided, however, that the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise of the related Mortgage Loan; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due.

          SECTION 3.09.  Permitted Withdrawals from the Custodial Account.
                         ------------------------------------------------

          The Servicer may (and, with respect to clauses (e) and (g) below, shall), from time to time, direct the Trustee to make, and the Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Custodial Account for the following purposes:

               (a) to pay to the Servicer as additional servicing compensation, earnings on or investment income with respect to funds in the Custodial Account credited to the Custodial Account;

               (b) to reimburse the Servicer for advances made pursuant to Sections 3.01, 3.10, 3.13, 5.01 and 5.02 hereof, such right of reimbursement pursuant to this subclause (b) being limited to amounts received in respect of the particular Mortgage Loan (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage Loan);

               (c) to reimburse the Servicer for any Nonrecoverable Advances;

               (d) to reimburse the Servicer from Liquidation Proceeds for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at a rate equal to the sum of the Net Mortgage Rate and the Trustee Fee Rate, to pay out of such excess the amount of any unpaid servicing compensation with respect to the related Mortgage Loan to the Servicer, which may include any unpaid servicing compensation to the Sub-Servicer (for disbursement in accordance with Section 3.16 hereof);

               (e) to pay to the Seller or the Servicer, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02, 2.04 or 3.12 hereof all amounts received thereon and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

               (f) to reimburse the Servicer or the Depositor for expenses incurred by and reimbursable to the Servicer or the Depositor pursuant to
     Section 7.03 hereof;

               (g) to withdraw any amount deposited in the Custodial Account pursuant to Section 3.07 and not required to be deposited therein; and

               (h) to clear and terminate the Custodial Account upon termination of this Agreement pursuant to Section 10.01 hereof.

          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (a), (b), (c),
(d), (e) and (f). The Servicer may apply Liquidation Proceeds and Insurance Proceeds received with respect to a particular Mortgage Loan to reimbursements permitted by clauses (b), (c) and (d) above in any order as the Servicer deems appropriate.

          On or prior to the second Business Day preceding each Distribution Date after payment of items (a) through (h) above, the Servicer shall withdraw from the Custodial Account and remit to the Trustee, in immediately available funds, and the Trustee, upon receipt thereof, shall deposit in the Certificate Account, an amount equal to the sum of the Available Distribution Amount, the Trustee Fee, the Servicing Fee and the Insurer Premium for such Distribution Date.

          SECTION 3.10.  Maintenance of Primary Mortgage Insurance Policies;
                         ---------------------------------------------------
                         Collections Thereunder.
                         ----------------------

          The Servicer shall not take, or permit any Sub-Servicer to take, any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy for any loss which, but for the actions of the Servicer or Sub-Servicer, would have been covered thereunder.

The Servicer shall use its best reasonable efforts to cause such Sub-Servicer to keep in full force and effect each Primary Mortgage Insurance Policy applicable to a Mortgage Loan being serviced by it, including for each Lender-Paid MI Loan, until the principal balance of the related Mortgage Loan, in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, is reduced to (a) 80% or less of the Appraised Value or (b) 80% or less of its current value based on a new appraisal. The Servicer agrees to pay to the extent the related Sub-Servicer does not do so, the premiums for each Primary Mortgage Insurance Policy on a timely basis and shall use its best reasonable efforts to cause itself or the Sub-Servicer to be named as loss payee. In the event that the insurer under any Primary Mortgage Insurance Policy shall cease to be qualified to transact a mortgage guaranty insurance business under the laws of the state of its organization or any other state that has jurisdiction over such insurer (or if such insurer's claims-paying ability shall adversely affect the rating on the Class A Certificates) or such Primary Mortgage Insurance Policy is cancelled or terminated for any reason, the Servicer shall exercise its best reasonable efforts to obtain, or to cause the related Sub-Servicer to obtain, from another Qualified Insurer, a replacement policy comparable to such Primary Mortgage Insurance Policy at the expense of the Mortgagor. The Servicer shall not consent to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy applicable to any Mortgage Loan, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer with a rating not lower than the insurer issuing the Primary Mortgage Insurance Policy in effect at the date of the initial issuance of the Certificates or whose claims-paying will not adversely affect the rating on the Class A Certificates or unless any such cancellation or refusal, or consent thereto, will not adversely affect the rating on the Class A Certificates. In connection with any assumption and modification agreement entered into by the Servicer or a Sub-Servicer pursuant to Section 3.12, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy, as provided above.

          In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Trustee for the benefit of the Certificateholders and the Insurer, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.09 hereof.

          SECTION 3.11.  Maintenance of Hazard Insurance and Other Insurance.
                         ----------------------------------------------------

          The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of improvements securing such Mortgage Loan or its Principal Balance, whichever is less.

          Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause complying in all material respects in form and substance to applicable FNMA guidelines. The Servicer shall cause to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, liability insurance and, to the extent described below, flood insurance. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage or the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

          Any cost incurred by the Servicer or the related Sub-Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.09 hereof. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Servicer shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program.

          In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.11, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers, and provided that the provider of such blanket policy is rated by A.M. Best Company A:V or higher and the claims-paying ability of such provider is rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization. If such policy contains a deductible clause, the Servicer shall, to the extent that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.11 and there shall have been a loss that would have been covered by such policy, remit to the Trustee for deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause, accompanied by an Officers' Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

          SECTION 3.12.  Enforcement of Due-On-Sale Clauses;
                         -----------------------------------
                         Assumption Agreements.
                         ---------------------

          (a) Except as otherwise provided in this Section 3.12(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. In the event that the Servicer or the related Sub-Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, the Servicer is authorized, subject to Section 3.12(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.12(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.12(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, if an assumption is permitted under Section 3.12(a) and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the Certificateholders and the Insurer that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required.

          With such letter, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee's execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof or, if the Mortgage Loan provided that the amortization period on which the Monthly Payments were based was a longer period, such period has not been extended, (D) the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased as a result of such assumption or transfer and
(E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and such release will not (based on the Servicer's good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Certificateholders and the Insurer shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee for the benefit of the Certificateholders and the Insurer and deposited with the Trustee Mortgage File for such Mortgage Loan. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

          In the event that the Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Servicer shall purchase, or cause the related Sub-Servicer to purchase the related Mortgage Loan in the manner, and at the Purchase Price, set forth in Section
2.04 hereof.

          SECTION 3.13.  Realization Upon Defaulted Mortgage Loans.
                         -----------------------------------------

          The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which, in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 3.01 hereof. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and for its own portfolio and as are in accordance with the requirements of the insurer under any Required Insurance Policy and shall deliver to the Insurer a liquidation report with respect to the related Mortgage Loan on the form of report customarily prepared by the Servicer. In particular, the Servicer will service each Mortgage Loan in a manner that preserves the right to proceed against all collateral securing such Mortgage Loan (e.g., in accordance with any applicable "single action" rule). The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine in its sole discretion that such expenses will be recoverable to it as Liquidation Expenses either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.09 hereof) or through Insurance Proceeds (respecting which it shall have similar priority). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.09 hereof.

          In the event that any Mortgaged Property becomes an REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders and the Insurer, or its nominee, on behalf of the Certificateholders and the Insurer. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders and the Insurer, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer, the Insurer and the Certificateholders for the period prior to the sale of such REO Property on such terms and conditions and for such periods as the Servicer deems to be in the best interest of the Servicer, the Insurer and the Certificateholders. Notwithstanding anything herein to the contrary, in the event that the Trust REMIC acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer, on behalf of the Trust REMIC, shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust REMIC for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of the Trust REMIC as a remic under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust REMIC, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Insurer and the Servicer, to the effect that the holding by the Trust REMIC of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the Trust REMIC to fail to qualify as a remic under the Code at any time that any Certificates of the Trust REMIC are outstanding, in which case the Trust REMIC may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust REMIC shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust REMIC in such circumstances or manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust REMIC with respect to the imposition of any such taxes.

          The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders and the Insurer, net of reimbursement to the Servicer for expenses incurred (including any taxes) in connection with such management, advances made by the Servicer pursuant to Sections 3.01, 3.11, 3.13 or 5.01 in connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal of and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.

          Prior to obtaining or causing the Trustee to obtain a deed as a result of or in lieu of foreclosure, or otherwise acquiring (or causing the Trustee to acquire) possession of or title to any Mortgaged Property, if the Servicer determines that obtaining a deed or otherwise acquiring title or possession of such Mortgaged Property would likely subject the Servicer, the Trustee or the Trust Fund to substantial liability in respect of environmental conditions concerning the Mortgaged Property, (a) the Servicer shall (i) notify the Trustee and the Depositor of such determination and (ii) refrain from obtaining or directing the Trustee to obtain a deed as a result of or in lieu of foreclosure or otherwise acquiring title or possession to such Mortgaged Property and (b) the obligations of the Servicer to make advances, including, without limitation, Monthly Advances, in connection with the Mortgage Loan in question shall cease as of the date that the Servicer makes such determination.

          SECTION 3.14.  Trustee to Cooperate; Release of Trustee Mortgage
                         -------------------------------------------------
Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by the Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a Request for Release of the Trustee Mortgage File in the form of Exhibit G hereto the Trustee shall promptly release the related Trustee Mortgage File to the Servicer, and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, and, in each case, such other documents or instruments as may be reasonably required in connection therewith, as directed by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Servicer to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account but shall be paid by the Servicer. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including, without limitation, for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit G hereto, release the Trustee Mortgage File to the Servicer. If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property, the Servicer shall deliver to the Depositor or the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee. A Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

          SECTION 3.15.  Documents, Records and Funds in Possession of Servicer
                         ------------------------------------------------------
                         to be Held for the Depositor and the Trustee for the
                         ----------------------------------------------------
                         Benefit of the Certificateholders.
                         ---------------------------------

          Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee to the extent required by this Agreement all documents and instruments coming into the possession of the Servicer from time to time and shall account fully to the

Trustee for the benefit of the Certificateholders and the Insurer for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Servicer for and on behalf of the Depositor, the Trustee for the benefit of the Certificateholders and the Insurer and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Servicer Mortgage File or Trustee Mortgage File or any funds that are deposited in the Custodial Account or any Servicing or Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage File or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement subject to the terms of this Agreement.

          SECTION 3.16.  Servicing Compensation.
                         ----------------------

          As compensation for its activities hereunder, the Servicer shall be entitled to retain from the Custodial Account or withdraw from the Custodial Account the amounts specified in subclause (a) of Section 3.09 hereof as payable to it.

          Additional servicing compensation in the form of prepayment penalties, fees or premiums, assumption fees, modification fees, late payment charges or otherwise or any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account pursuant to Section 3.07 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for Primary Mortgage Insurance Policies, to the extent such premiums are not required to be paid or have not been paid by the related Mortgagor or the related Sub-Servicer, payment of any premiums for hazard insurance, as required by Section 3.11 hereof and maintenance of the other forms of insurance coverage required by Section
3.11 hereof) the payment of servicing compensation to any Sub-Servicers pursuant to any Sub-Servicing Agreement and the payment of the expenses of the Trustee to the extent provided in Section 9.05, and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.09, 3.13 and 5.03 hereof.

          SECTION 3.17.  Reports to the Depositor; Account Statements.
                         --------------------------------------------

          Within five Business Days following each Distribution Date, the Servicer shall deliver to the Trustee, the Insurer and the Depositor a statement setting forth the status of the Custodial Account, if any, as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account, if any, for each category of deposit specified in Section 3.07 hereof and each category of withdrawal specified in Section 3.09 hereof. The Servicer shall forward a copy of such statement to the Rating Agencies. Within ten Business Days following each Distribution Date, the Trustee shall deliver to the Depositor and the Insurer a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Certificate Account. The Trustee shall forward a copy of such statement to the Rating Agencies.

          SECTION 3.18.  Annual Statement as to Compliance.
                         ---------------------------------

          The Servicer shall deliver to the Depositor, the Insurer and the Trustee on or before January 31 of each year, commencing January 31, 2000, an Officers' Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the year ended on the preceding September 30 and of the performance of the Servicer under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) a Servicing Officer has conducted an examination of the activities of each Sub-Servicer during the immediately preceding year and its performance under any Sub-Servicing Agreement, and (d) to the best of such Servicing Officer's knowledge, based on such examination, each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under such Sub-Servicing Agreement in all material respects throughout such year, or if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. The Servicer shall forward a copy of each such statement to the Rating Agencies.

          SECTION 3.19.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
                         Report.

          On or before January 31 of each year, beginning with the first January 31 that occurs at least eleven months after the Cut-off Date, the Servicer, at its expense, shall cause a firm of independent public accounts that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Insurer and the Trustee for the benefit of the Certificateholders to the effect that such firm has examined certain documents substantially similar to this Agreement and records relating to the servicing of mortgage loans serviced by the Servicer or any successor servicer that are substantially similar to the Mortgage Loans and that, on the basis of an examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report. In rendering such statement such firm may rely, as to matters relating to direct servicing of Mortgage Loans by Sub-Servicers, if any, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accounts with respect to the related Sub-Servicer. The Servicer shall forward a copy of each such report to the Rating Agencies.

          SECTION 3.20.  Reports to Trustee.
                         ------------------

          On or before the third Business Day of each month, the Servicer shall cause to be delivered to the Trustee and the Insurer a monthly servicing report in electronic format containing the information required by the Trustee to prepare the information set forth in Section 4.04(a). The Trustee may conclusively rely on information provided by the Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information.

          SECTION 3.21.  Converted Mortgage Loans; Certain Procedures and
                         ------------------------------------------------
                         Purchases.
                         ---------

          (a) The Trustee, as Note Holder (as defined in the Mortgage Notes for the Mortgage Loans) on behalf of the Certificateholders and the Insurer is hereby authorized and hereby authorizes and directs the Servicer, on behalf of the Note Holder, to determine fixed interest rates into which Mortgagors under Convertible Mortgage Loans may convert the adjustable interest rates on their Mortgage Notes in accordance with the terms set forth in such Mortgage Notes. The Servicer agrees to make such determinations and otherwise administer the program contemplated in the Mortgage Notes for the Convertible Mortgage Loans until the later to occur of (i) the date on which all the Convertible Mortgage Loans have become Converted Mortgage Loans, and (ii) the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to fixed interest rates.

          (b) The Seller may, but is not obligated to, purchase such Converting Mortgage Loan. All amounts paid by the Seller in connection with the purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, will be deposited in the Custodial Account. No party to this Agreement or any successor to any party shall be required to purchase any Converted or Converting Mortgage Loan.

          (c) Notwithstanding that a Mortgage Loan becomes a Converting Mortgage Loan or Converted Mortgage Loan in any month, such Converting Mortgage Loan or Converted Mortgage Loan shall remain in the Trust Fund and all payments in respect thereof shall remain in the Trust Fund unless and until such Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, is purchased by the Seller, pursuant to Section 3.21(b).

          (d) Upon any purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, by the Seller pursuant to Section 3.21(b) and the deposit in the Custodial Account of the Purchase Price, the Seller shall give the Trustee written notice thereof and, based thereon, the Trustee shall release, or cause any Custodian to release, the related Mortgage File and convey such Mortgage Loan to the purchaser whereupon such purchased Converted Mortgage Loan shall cease to be part of the Trust Fund.

                                 ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01.  Certificate Account.
                         -------------------

          The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the Servicer shall deposit all payments remitted by the Servicer and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee. The Trustee will give notice to the Servicer, the Rating Agencies, the Insurer and the Depositor of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next Distribution Date shall be invested by the Trustee in Eligible Investments as directed by the Servicer or shall remain uninvested. The Trustee shall cause each such Eligible Investment to be Delivered to it or its nominee (including a securities intermediary). All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at the Servicer's direction from time to time. The amount of any losses net of any gains not paid to the Servicer incurred in respect of any such investments shall be deposited in the Certificate Account out of the Servicer's own funds immediately as realized.

          In addition, the Trustee shall (i) withdraw from the Reserve Account and deposit into the Certificate Account an amount equal to the amount of any Realized Losses on the Mortgage Loans during the related Prepayment Period in excess of the Class S Interest Distribution Amount, to the extent of funds available in the Reserve Account (with such withdrawal allocated between the Loan Groups in proportion to Realized Losses on each Loan Group) and (ii) withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to make any Insured Payment on each Distribution Date, to the extent received from the Insurer (with such withdrawal allocated to the Loan Group to which an Insured Payment relates).

          The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes:

          (i) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

          (ii) to reimburse the Servicer for any unreimbursed Nonrecoverable Advance;

          (iii)  to make required distributions pursuant to Section 4.02; and

          (iv) to pay to the Depositor any amount to which it is entitled pursuant to Section 7.03.

          SECTION 4.02.  Distributions.
                         -------------

          (a) On each Distribution Date the Trustee shall apply amounts in the Certificate Account (including any withdrawals from the Reserve Account in accordance with Section 4.01 and any Insured Payment transferred from the Insurance Account and payable to the Class A Certificateholders in accordance with Section 4.06), to pay the following amounts in the following order of priority:

          (i) to pay to the Insurer, the Insurer Premium (with such amount allocated to each Loan Group pro rata based on the aggregate Principal Balance of the Mortgage Loans in such Loan Group);

          (ii) to pay to itself on each Distribution Date an amount equal to the Principal Balance of each Mortgage Loan immediately prior such Distribution Date multiplied by one-twelfth of the Trustee Fee Rate (with such fee allocated to each Loan Group pro rata based on the aggregate Principal Balance of the Mortgage Loans in such Loan Group);

          (iii) to pay to the Servicer, on any Distribution Date, the Servicing Fee due on such Distribution Date, if the Servicer has remitted prior to the related Distribution Date funds directly to the Trustee for deposit in the Certificate Account (with such fee allocated to each Loan Group pro rata based on the aggregate Principal Balance of the Mortgage Loans in such Loan Group);

          (iv) to pay to the Insurer the amount of Cumulative Insurance Payments as of such Distribution Date (with such amount allocated to the related Loan Group);

          (v)  concurrently,

                    (i) to the holders of the Class A-I Certificates, to the
                extent of the related Available Distribution Amount remaining, the Class A-I Interest Distribution Amount and the Class A-I Cumulative Interest Shortfall Amount for which no Insured Payment has been previously paid to the Class A-I Certificateholders; and

                    (ii) to the holders of the Class A-II Certificates, to the extent of the related Available Distribution Amount remaining, the Class A-II Interest Distribution Amount and the Class A-II Cumulative Interest Shortfall Amount for which no Insured Payment has been previously paid to the Class A-II Certificateholders;

          (vi)  concurrently,

                    (i) to the holders of the Class A-I Certificates, to the
                extent of the related Available Distribution Amount remaining, the Class A-I Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (ii) to the holders of the Class A-II Certificates, to the extent of the related Available Distribution Amount remaining, the Class A-II

                Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    (iii) to the holders of the Class A-I Certificates, to the extent of the Available Distribution Amount for Loan Group II remaining, the portion of Class A-I Principal Distribution Amount remaining unpaid for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

                    (iv) to the holders of the Class A-II Certificates, to the extent of the Available Distribution Amount for Loan Group I remaining, the portion of Class A-II Principal Distribution Amount remaining unpaid for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

          (vii) to the holders of the Class S Certificates, or to the Reserve Fund to the extent the Reserve Account Requirement is not satisfied, to the extent of the Available Distribution Amount remaining, the Class S Interest Distribution Amount in the following order of priority:

                    (i) first, to the Reserve Fund, any Reserve Fund Increase
                Amount;

                    (ii) second, to the holders of the Class S Certificates, the remaining portion, if any, of the Class S Interest Distribution Amount; and

          (viii) to the holder of the Class R Certificates, the balance, if any, of the Available Distribution Amount.

          (b) Within five Business Days before the related Distribution Date, the Servicer shall notify the Trustee of the amounts, if any, payable to the Insurer pursuant to Sections 4.02(a)(iv).

          (c) The Trustee shall be responsible for the calculations with respect to distributions from the Certificate Account so long as the Trust Fund has not been terminated in accordance with this Agreement. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made.

          (d) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 10.02 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee if the Initial Certificate Principal Balance evidenced by such Holder's Certificate is at least equal to

$2,500,000 or the Percentage Interest thereof is 100%. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence.
All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

          SECTION 4.03.  Allocation of Realized Losses.
                         -----------------------------

          Prior to each Distribution Date, based on the information provided by the Servicer in its monthly report, the Trustee shall determine the total of Realized Losses, if any, incurred with respect to the Mortgage Loans in each Loan Group during the previous Prepayment Period. On each Distribution Date, Realized Losses will be allocated after the distribution of principal and interest on such Distribution Date; provided, however, that if the Certificate Principal Balance of any Class of Certificates would be reduced to zero as a result of Realized Losses to be allocated on such Distribution Date if no funds were available for distributions on the Certificates, then Realized Losses will be allocated to such Class prior to the distribution of principal and interest. In every case, such Realized Losses shall be allocated first to the Class S Certificates, by operation of clause (vi) of the definitions of Class A-I Principal Distribution Amount and Class A-II Principal Distribution Amount, up to the amount of the Class S Interest Distribution Amount for the related Distribution Date. If the amount of Realized Losses in respect of any Prepayment Period exceeds the amount of the Class S Interest Distribution Amount for such Distribution Date, the Trustee shall transfer to the Certificate Account from, and to the extent of, the funds on deposit in the Reserve Fund in accordance with Sections 4.01 and 4.07.

          To the extent Realized Losses allocated with respect to any Distribution Date exceed the Class S Interest Distribution Amount and amounts available on deposit in the Reserve Fund, and payments are not made in respect thereof by the Insurer as required under the Policy, the remaining Realized Losses will be allocated to the related Class of Class A Certificates.

          SECTION 4.04.  Monthly Statements to Certificateholders.
                         ----------------------------------------

          (a) Not later than each Distribution Date, the Trustee shall prepare and the Trustee shall cause to be forwarded by mail to each Certificateholder, the Servicer, the Insurer, the Depositor and the Rating Agencies a statement setting forth:

               (i) the amount of such distribution representing principal of the Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and the portion of such distribution, if any, representing a Monthly Advance of principal and the Certificate Principal Balance of the Class A Certificates after giving effect to such distributions;

               (ii) the amount of such distribution representing interest on the Mortgage Loans and the portion of such distribution, if any, representing a Monthly Advance of interest;

               (iii) the aggregate Principal Balances of the Mortgage Loans as of the close of business on such Distribution Date and the amount of Principal Prepayments received during the immediately preceding Prepayment Period;

               (iv) the related amount of the Servicing Fees retained or withdrawn from the Custodial Account or the Certificate Account;

                (v) the amount of Monthly Advances paid by the Servicer;

               (vi) the number and aggregate principal amounts of Mortgage Loans
     (A) delinquent (1) one month, (2) two months, (3) three months or more and
     (B) in foreclosure and (C) in bankruptcy;

               (vii) the book value (within the meaning of 12 C.F.R. (S) 571.13 or comparable provision) of any REO Property;

               (viii) the respective amounts, if any, of Realized Losses allocated to the respective Classes of Certificates with respect to such Distribution Date;

               (ix) all Monthly Advances recovered during the related Due
     Period;

               (x) the amount of any tax imposed on a "prohibited transaction" of the Trust Fund as defined in Section 860F of the Code during the related Due Period;

               (xi) the amount of any reduction in Certificate Principal Balance, cumulative interest shortfall amount or interest distribution amount for any Class attributable to the application of Realized Losses thereto on such Distribution Date;

               (xii) the amount of any Insured Payment made on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(b) and the amount of Cumulative Insurance Payments after giving effect to any such Insured Payment or any such reimbursement payment to the Insurer;

               (xiii) the Certificate Rate on the Class A Certificates for such Distribution Date;

               (xiv) the aggregate principal balance of all Converting Mortgage Loans and Converted Mortgage Loans, as the case may be, purchased by the Servicer pursuant to Section 3.21, the proceeds of which are being distributed on such Distribution Date and the aggregate principal balance of all Converted Mortgage Loans which have not been so purchased pursuant to Section 3.21;

               (xv) the aggregate principal balance of all Mortgage Loans which are the subject of substitution or purchase by the Servicer pursuant to
     Section 2.04, during the month of such Distribution Date, together with the number of such Mortgage Loans removed and the amount of any resulting shortage deposited into the Custodial Account by the Seller or Servicer in such month;

          (xvi)  the Rolling Three Month Delinquency Percentage;

               (xvii) cumulative Realized Losses since the Delivery Date and for the three year period commencing on the Delivery Date; and

               (xviii) the amount of any payment made from or to the Reserve Account and the balance of the Reserve Account after giving effect to such amount.

          (b) Upon reasonable advance notice in writing, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Servicer shall cooperate with the Trustee in providing such information; provided, however, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee's actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balance as of such dates and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next following Distribution Date.

          SECTION 4.05.  Prepayment Interest Shortfalls and Relief Act
                         ---------------------------------------------
                         Shortfalls.
                         ----------

          Prepayment Interest Shortfalls resulting from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls will be applied first, to reduce the Class A Interest Distribution Amount payable on the related Distribution Date as set forth in the definition of the Class A Interest Distribution Amount and second, to reduce the Class S Interest Distribution Amount payable on the related Distribution Date, in respect of such Mortgage Loan.

          SECTION 4.06.  The Policy.
                         ----------

          (a) If the Trustee determines that the Deficiency Amount is greater than zero with respect to any Distribution Date, the Trustee shall complete the notice in the Form of Exhibit A to the Policy (the "Notice") and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the third Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

          (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Payment from the Insurer on behalf of the Holders of the applicable Class of Class A Certificates, the Trustee shall deposit such Insured Payment in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Payment then on deposit in the Insurance Account to the Certificate Account.
The Trustee shall distribute on each Distribution Date any Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions to be made to the Class A

Certificateholders on such Distribution Date, as distributions of interest and principal, respectively.

          (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Payment from the Insurer and (ii) distribute such Insured Payment to the applicable Class A Certificateholders as set forth in subsection (b) above. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Holders of the applicable Class of Class A Certificates, the Insurer will be entitled to be subrogated to the rights of such Class A Certificateholders to the extent of such payments.

          SECTION 4.07   Reserve Account.
                         ---------------

          (a) The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Reserve Account, which shall be an Eligible Account, into which the Trustee shall deposit all amounts required to be deposited therein pursuant to Section 4.02(a)(vii). All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Reserve Account shall be made by or on behalf of the Trustee in accordance with the terms of this Agreement. The Trustee will give notice to the Servicer, the Rating Agencies, the Insurer and the Depositor of the location of the Reserve Account and of any change thereof, prior to the use thereof. Funds held in the Reserve Account shall be invested by the Trustee in Eligible Investments, as directed by the Holder of the Class S Certificates, that will mature so that such funds will be available at the close of business on the Business Day preceding each Distribution Date. In the event that the Holder of the Class S Certificates does not deliver investment instructions, such funds will be invested by the Trustee in units of taxable money-market portfolios rated in the highest rating category by Moody's and Standard & Poor's and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States, or repurchase agreements collateralized by such obligations. The Trustee shall cause each such Eligible Investment to be Delivered to it or its nominee (including a securities intermediary). The amount of any losses incurred in respect of principal on any such investments that were made at the direction of the Seller shall be remitted to the Trustee and deposited into the Reserve Account from the Seller's own funds promptly following the date such losses are realized.

          (b) On each Distribution Date, the Reserve Account Monthly Investment Income with respect to such Distribution Date shall be allocated as follows:

                (i) an amount equal to the lesser of (A) such Reserve Account Monthly Investment Income and (B) one-twelfth of 2.5% of the Reserve Account Balance with respect to such Distribution Date shall be maintained in the Reserve

          Account and not distributed, subject, however, to withdrawals of Reserve Account Decrease Amounts;

                (ii) the excess, if any, of (A) such Reserve Account Monthly Investment Income over (B) one-twelfth of 2.5% of the Reserve Account Balance with respect to such Distribution Date shall be distributed to the Holder of the Class S Certificates.

          The balance, if any, remaining in the Reserve Account on the Distribution Date on which the Certificate Principal Balance of each Class of the Class A Certificates is reduced to zero will be distributed by the Trustee to the Holder of the Class S Certificates.

          In addition, on any Distribution Date, any Reserve Account Decrease Amount shall be distributed to the Holder of the Class S Certificates on such Distribution Date.

          (c) On each Distribution Date, to the extent of funds available in the Reserve Account after the allocation in Section 4.07(b)(ii), the Trustee shall withdraw from the Reserve Account and deposit into the Certificate Account an amount equal to the excess, if any, of any Realized Losses on the Mortgage Loans during the related Prepayment Period over the Class S Interest Distribution Amount for such Distribution Date, with such amount allocated as set forth in
Section 4.01.

          (d) For federal income tax purposes, the Holder of the Class S Certificates shall be the owner of the Reserve Account and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Reserve Account shall not be an asset of the Trust REMIC. To the extent that the Reserve Account constitutes reserve funds for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the Trust REMIC, (2) it shall be owned by the Holder of the Class S Certificates and (3) amounts transferred by the Trust REMIC to the Reserve Account shall be treated as transferred to the Holder of the Class S Certificates, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations. The Reserve Account may not be owned by more than one Person.

          (e) The provisions of this Section 4.07 may be modified and the Reserve Account Requirement may be reduced or eliminated by the Insurer at its sole discretion at any time. Upon receipt of written notice of such reduction or elimination from the Insurer, the Servicer shall give written notice thereof to the Rating Agencies, the Trustee and the Certificateholders.


                                   ARTICLE V

                                    ADVANCES

          SECTION 5.01.  Monthly Advances by the Servicer.
                         --------------------------------

          Subject to the conditions of this Article V, the Servicer, as required below, shall make a Monthly Advance to the Certificate Account maintained by the Trustee, in the amount, if any, of the aggregate Monthly Payments less Prepayment Interest Shortfalls and Relief Act Shortfalls, after adjustment of the interest portion of each such Monthly Payment to the Mortgage Rate less the applicable Servicing Fee Rate, on the Mortgage Loans that were due on the Due Date but that were not received and remitted to the Certificate Account on or prior to the Servicer Advance Date. The Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Servicer, will be recoverable by the Servicer from Insurance Proceeds, Liquidation Proceeds (less Liquidation Expenses), or otherwise on the related Mortgage Loan.

          On the Determination Date immediately preceding the related Distribution Date, the Servicer shall determine whether and to what extent any Mortgagor has failed to make any Monthly Payment due on the Due Date and whether such deficiencies, if advanced by the Servicer, would be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses). If the Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses), the Servicer shall deliver to the Trustee, not less than two Business Days prior to the related Distribution Date, for the benefit of the Certificateholders and the Insurer, an Officers' Certificate setting forth the reasons for such determination.

          In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Custodial Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage due after the related Due Period, in excess of the Available Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Custodial Account no later than the Servicer Advance Date to the extent that funds in the Custodial Account on such date are less than the amounts required to be distributed on the related Distribution Date. The Servicer shall be entitled to be reimbursed from the Custodial Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 3.09.

          SECTION 5.02.  Advances for Attorneys' Fees.
                         ----------------------------

          The Servicer shall make advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Certificateholders and the Insurer is expected to receive a deed-in-lieu of foreclosure, unless the Servicer has made a good faith determination that such advances would not be recoverable from Insurance Proceeds or Liquidation Proceeds relating to the Mortgage Loan. If the Servicer shall make a good faith determination that such advances would not be so recoverable, the Servicer shall promptly deliver to the Trustee an Officers' Certificate setting forth the reasons for such determination. The Servicer shall be entitled to reimbursement for any such advance as provided in Section
3.09 hereof.

          SECTION 5.03.  Nonrecoverable Advances.
                         -----------------------

          The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Servicer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of the Officers' Certificate, the Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in
Section 3.09 hereof.

          SECTION 5.04.  Advance Procedures.
                         ------------------

          (a) If, on any Determination Date, the Servicer determines to make a Monthly Advance in accordance with Section 5.01, it shall make such Monthly Advance on or before noon, St. Paul time, on the second Business Day prior to the related Distribution Date (the "Servicer Advance Date"). The Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before three Business Days prior to such Distribution Date. Any such Monthly Advance shall be included with the distribution on the related Distribution Date pursuant to Section 4.02.

          (b) In the event that the Servicer fails to make a Monthly Advance required to be made pursuant to Section 5.01 on or before 3 p.m., St. Paul, Minnesota time, on the Servicer Advance Date, the Trustee shall on or before 12 noon, New York time on the next Business Day provide to the Servicer, by telecopy, written notice of such failure and the amount of such failure and that continuance of such failure for a period of one Business Day will be an Event of Default.


                                   ARTICLE VI

                                THE CERTIFICATES

          SECTION 6.01.  The Certificates.
                         ----------------

          The Certificates shall be in substantially the forms set forth in Exhibits A, B and C hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Class A-I Certificates will be in fully-registered form only in minimum denominations of $100,000 Certificate Principal Balance and integral multiples of $1,000 in excess thereof, provided that one Class A-I Certificate may be issued in such other amount as is required so that the aggregate of the Class A-I Certificate equals its aggregate Certificate Principal Balance. The Class A-II Certificates will be in fully-registered form only in minimum denominations of $100,000 Certificate Principal Balance and integral multiples of $1,000 in excess thereof, provided that one Class A-II Certificate may be issued in such other amount as is required so that the aggregate of the Class A-II Certificate equals its aggregate Certificate Principal Balance. The Class S Certificates will be issued in fully-registered form only in minimum Percentage Interests of 20% and integral multiples thereof. The Class R Certificates will be in fully-registered form issuable only as a single Certificate.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 6.02.  Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------

          (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

          (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee set forth in Section 9.11. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (e) No transfer of any Class S or Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each certify to the Trustee in writing in the forms set forth in Exhibit H and
Exhibit I, respectively, the facts surrounding the transfer and (ii) the Depositor or the Trustee shall require an opinion of counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee is obligated to register or qualify any Class S or Class R Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

          (f) No transfer of a Class S or Class R Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition, unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee with (i) in the case of a transfer of Class S Certificates only, a certification as set forth in paragraph 6 of Exhibit H, or (ii) in the case of a transfer of Class S or Class R Certificates, an Opinion of Counsel which establishes to the reasonable satisfaction of the Depositor and the Trustee that the purchase and holding of a Class S or Class R Certificate by, on behalf of or with "plan assets" of such plan is permissible under applicable local law, would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability. The Trustee shall require that such prospective transferee certify to the Trustee in writing the facts establishing that such transferee is not such a plan and is not acting on behalf of or using "plan assets" of any such plan to effect such acquisition.

          (g) Additional restrictions on transfers of the Class R Certificates to Disqualified Organizations are set forth below:

               (i) Each Person who has or who acquires any ownership interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class R Certificate are expressly subject to the following provisions:

                    (A) Each Person holding or acquiring any ownership interest in a Class R Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

                    (B) In connection with any proposed transfer of any ownership interest in a Class R Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class R Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement" attached hereto as Exhibit J) from the proposed transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class R Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit K, from the Holder wishing to transfer a Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

                    (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class R Certificate to such proposed transferee shall be effected.

                    (D) Each Person holding or acquiring any ownership interest in a Class R Certificate agrees, by holding or acquiring such ownership interest, (1) to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit K, and (2) to obtain the express written consent of the Servicer prior to any transfer of such ownership interest, which consent may be withheld in the Servicer's sole discretion.

               (ii) The Trustee shall register the transfer of any Class R Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

     (iii) (A) If any Disqualified Organization shall become a Holder of a Class R Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. If any non-U.S. Person shall become a Holder of a Class R Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
          Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                    (B) If any purported transferee of a Class R Certificate shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported transferee shall promptly endorse and deliver a Class R Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported transferee. The terms and conditions of any sale under this clause
          (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class R Certificate as a result of its exercise of such discretion.

               (iv) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Sections 1.860E-2(a)(5) or 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

               (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Servicer, provided that there shall have been delivered to the Trustee the following:

                    (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

                    (B) a certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust REMIC to cease to qualify as a remic and will not create a risk that (i) the Trust REMIC may be subject to an entity-level tax caused by the transfer of a Class R Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a remic-related tax caused by the transfer of applicable Class R Certificate to a Person which is not other than a Disqualified Organization.

               (vi) The following legend shall appear on each Class R
     Certificate:

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE Servicer AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
          (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR
          (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND

          SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class R Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class R Certificate as set forth in this Section 6.02.

          SECTION 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
                         -------------------------------------------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer, the Insurer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.04.  Persons Deemed Owners.
                         ---------------------

          Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, and any agent of the Servicer, the Insurer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee, the Insurer nor any agent of the Servicer, the Insurer or the Trustee shall be affected by any notice to the contrary.

          SECTION 6.05.  Access to List of Certificateholders' Names and
                         -----------------------------------------------
                         Addresses.
                         ---------

          (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and
(iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          (b) The Servicer, so long as it is the master servicer hereunder, shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon the request of the Servicer.

          SECTION 6.06.  Maintenance of Office or Agency.
                         -------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in St. Paul, Minnesota where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the office described in Section 9.11 as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

          SECTION 6.07.  Book-Entry Certificates.
                         -----------------------

          Notwithstanding the foregoing, each class of the Class A Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Class A Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section
6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

               (a) the provisions of this Section 6.07 shall be in full force and effect with respect to the Class A Certificates;

               (b) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to the Class A Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

               (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

               (d) the rights of the Beneficial Holders of the Class A Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing

     Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Certificates to such Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of each Class of the Class A Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to each Class of the Class A Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

          SECTION 6.08.  Notices to Clearing Agency.
                         --------------------------

          Whenever notice or other communication to the Holders of each Class of Class A Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of each Class of the Class A Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

          SECTION 6.09.  Definitive Certificates.
                         -----------------------

          If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Class A Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of each Class of Class A Certificates evidencing not less than 66-2/3% of the aggregate Certificate Principal Balance of such Class of the Class A Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to such Class of the Class A Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

          SECTION 7.01.  Liabilities of the Depositor and the Servicer.
                         ---------------------------------------------

          The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 7.02.  Merger or Consolidation of the
                         ------------------------------
                         Depositor or the Servicer.
                         -------------------------

          The Depositor and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          Notwithstanding anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement (except for the obligation of the Servicer or Seller to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.01, 2.02 or 2.04 hereof, which shall remain with Chevy Chase hereunder); provided, however, that the Servicer gives the Depositor, the Insurer and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment and delegation or its rating of the risk undertaken by the Insurer with respect to the Policy will not be qualified or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

          SECTION 7.03.  Limitation on Liability of the Depositor, the Servicer
                         ------------------------------------------------------
                         and Others.
                         ----------

          Neither the Depositor, the Servicer, any Sub-Servicer nor any of the directors, officers, employees or agents of the Depositor, the Servicer or any Sub-Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of representations or warranties made by it herein or protect the Depositor or the Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer, any Sub-Servicer and any director, officer, employee or agent of the Depositor, the Servicer or any Sub-Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer, any Sub-Servicer and any director, officer, employee or agent of the Depositor, the Servicer or any Sub-Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided that the foregoing indemnification by the Trust Fund shall be limited to amounts that would otherwise be distributable with respect to the Class S Certificates. Neither the Depositor, the Servicer nor any Sub-Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor, the Servicer or any Sub-Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

          SECTION 7.04.  Servicer Not to Resign.
                         ----------------------

          The Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer under this Section 7.04 shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Insurer. The Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders, the Insurer and the Rating Agencies. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer acceptable to the Insurer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.02 hereof.

          SECTION 7.05.  Errors and Omissions Insurance; Fidelity Bonds.
                         ----------------------------------------------

          The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

          SECTION 7.06.  Servicer May Own Certificates.
                         -----------------------------

          The Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Servicer.


                                  ARTICLE VIII

                                    DEFAULT

          SECTION 8.01.  Events of Default.
                         -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) any failure by the Servicer to remit to the Certificateholders, the Insurer or to the Trustee any payment other than a Monthly Advance required to be made by the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee, the Insurer or the Depositor or to the Servicer, the Insurer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

               (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) below) which failure (i) materially affects the rights of the Certificateholders or the Insurer and (ii) shall continue unremedied for a period of 60 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

               (c) if a representation or warranty set forth in Section 2.03 or
     2.04 hereof shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders or the Insurer, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured, or the affected Mortgage Loan shall not have been substituted for or repurchased, within 60 days after the date on which written notice thereof shall have been given to the Servicer and Seller by the Trustee for the benefit of the Certificateholders and the Insurer or by the Depositor; or

               (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

               (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (g) either Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Servicer is insufficient to maintain such outstanding rating; or

               (h) any failure of the Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to
     Section 5.04, which failure continues unremedied after 5 p.m., St. Paul, Minnesota time, on the Business Day immediately preceding the Distribution Date; or

                (i) a Servicer Trigger Event occurs.

          If an Event of Default due to the actions or inaction of the Servicer described in clauses (a) through (g) or (i) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall at the direction of the Insurer (unless an Insurer Default is continuing) or, if so directed by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer (with the prior written consent of the Insurer and with a copy to the Rating Agencies), terminate all of the rights and obligations of the Servicer under this Agreement (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09) provided, however, that unless an Insurer Default is continuing the successor to the Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Servicer effective upon the resignation of the Servicer.

          If an Event of Default described in clause (h) shall occur, the Trustee with the consent of the Insurer (which shall not be unreasonably withheld) shall, prior to the next Distribution Date, terminate the rights and obligations of the Servicer hereunder and succeed to the rights and obligations of the Servicer hereunder pursuant to Section 8.02, including the obligation to make Monthly Advances on such Distribution Date pursuant to the terms hereof.

          SECTION 8.02.  Trustee to Act; Appointment of Successor.
                         ----------------------------------------

          On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.06 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that the Trustee shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer and shall not effect any repurchases or substitutions of any Mortgage Loan. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the related Custodial Account if the Servicer had continued to act hereunder (except that the terminated Servicer shall retain the right to be reimbursed for advances (including, without limitation, Monthly Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed if it had not been so terminated as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 8.02, the Insurer may, and if the Insurer fails to the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Insurer, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer, provided that such successor to the Servicer shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it.

          The Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

          The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans.

          Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or
(iii) deliver the Mortgage Loan to the Trustee as required by this Agreement, or
(b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

          Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 7.05 hereof.

          SECTION 8.03.  Notification to Certificateholders.
                         ----------------------------------

          (a) Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Insurer, the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

          (b) Within 2 Business Days after the occurrence of any Event of Default, the Trustee shall transmit by mail to the Insurer and all Certificateholders and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          SECTION 8.04.  Waiver of Events of Default.
                         ---------------------------

          The Insurer or the Holders representing at least 66-2/3% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, with the written consent of the Insurer, which consent shall not be unreasonably withheld; provided, however, that (a) a default or Event of Default under clause (i) of Section 8.01 may be waived, with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy) and (b) no waiver pursuant to this Section
8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

          SECTION 9.01.  Duties of Trustee.
                         -----------------

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

               (a) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance;

               (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Except with respect to an Event of Default described in clause (a) of
Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

          SECTION 9.02.  Certain Matters Affecting the Trustee.
                         -------------------------------------

          (a)   Except as otherwise provided in Section 9.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Servicer in the event that such investigation relates to an Event of Default by the Servicer, if an Event of Default by the Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

               (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

               (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

               (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 9.03.  Trustee Not Liable for Certificates or Mortgage Loans.
                         -----------------------------------------------------

          The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer.

          SECTION 9.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 9.05.  Trustee's Fees and Expenses.
                         ---------------------------

          The Trustee shall pay to itself on each Distribution Date from amounts on deposit in the Certificate Account, an amount equal to the Trustee Fee in accordance with Section 4.02(a). Any amount payable to the Trustee on such Distribution Date in excess of such amount on deposit will be paid by the Servicer from its own funds. Any payment hereunder made by the Servicer to the Trustee, other than any amount to be paid from the Certificate Account pursuant to this Section 9.05, shall be paid from the Servicer's own funds, without reimbursement from the Trust Fund therefor.

          The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (a) incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (b) resulting from the exercise of any power of attorney granted by the Trustee in accordance with this Agreement. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

          SECTION 9.06.  Eligibility Requirements for Trustee.
                         ------------------------------------

          The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and Standard & Poor's or such lower ratings as will not cause Moody's or Standard & Poor's to lower their then-current ratings of the Class A Certificates, acceptable to the Insurer, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

          SECTION 9.07.  Resignation and Removal of Trustee.
                         ----------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor and the Insurer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee acceptable to the Insurer in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Insurer or, with the prior written consent of the Insurer, the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates with the prior written consent of the Insurer. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Servicer.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

          SECTION 9.08.  Successor Trustee.
                         -----------------

          Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its appointment is acceptable to the Insurer and shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 9.09.  Merger or Consolidation of Trustee.
                         ----------------------------------

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 9.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (c) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 9.11.  Office of the Trustee.
                         ---------------------

          The office of the Trustee for purposes of receipt of notices and demands is 180 East Fifth Street, St. Paul, Minnesota 55101, Attn: Structured Finance/Chevy Chase 1998-CCB1.

          SECTION 9.12.  Tax Returns.
                         -----------

          The Servicer, upon request, will furnish the Trustee with all such information in the possession of the Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, and the Trustee shall sign such returns. The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees, related to errors in such tax returns due to errors in information provided by the Servicer.

                                   ARTICLE X

                                  TERMINATION

          SECTION 10.01. Termination upon Liquidation or Repurchase of all
                         -------------------------------------------------
                         Mortgage Loans.
                         --------------

          The obligations and responsibilities of the Servicer, the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

               (a) the repurchase by the Servicer at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which repurchase right the Servicer may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and

               (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement.

          The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Net Mortgage Rate and the Trustee Fee Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Mortgage Loan that have been advanced by the Servicer and are reimbursable to the Servicer hereunder (including the Principal Balance of each Mortgage Loan that was secured by any REO Property) plus any amounts due the Insurer under the Insurance Agreement; provided, however, that if the Servicer shall so choose, the Servicer may remit the Mortgage Loan Repurchase Price net of advances that would otherwise be reimbursable to the Servicer and the Servicer would have no further entitlement to reimbursement for such advances. The Trustee shall give notice to the Insurer and the Rating Agencies of the Servicer's election to purchase the Mortgage Loans pursuant to this Section 10.01 and of the Optional Termination Date. No purchase pursuant to clause (a) is permitted if it would result in a draw on the Policy unless the Insurer consents.

          SECTION 10.02.  Procedure Upon Optional Termination.
                          -----------------------------------

          (a) In case of any Optional Termination pursuant to Section 10.01, the Servicer shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee and the Insurer of such Optional Termination Date and of the applicable repurchase price of the Mortgage Loans to be repurchased.

          (b) Any repurchase of the Mortgage Loans by the Servicer shall be made on an Optional Termination Date by deposit of the applicable repurchase price into the Certificate Account, as applicable, before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Servicer certifying as to the deposit of such repurchase price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Servicer execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Seller or the Servicer, to vest title in the Servicer in the Mortgage Loans so repurchased and shall transfer or deliver to the Servicer the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Servicer.

          (c) Notice of the Distribution Date on which the Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Servicer to the Trustee and the Insurer and by the Trustee by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

          (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

          SECTION 10.03. Additional Termination Requirements.
                         -----------------------------------

          (a) In the event the Servicer exercises its purchase option pursuant to Section 10.01, the Trust REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust REMIC to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the Trust REMIC, as described in Section 860F of the Code, or (ii) cause the Trust REMIC to fail to qualify as a remic at any time that any Certificates are outstanding:

               (A) within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 10.02, the Holder of the Class R Certificates shall adopt a plan of complete liquidation of the Trust REMIC and specify the first day of the applicable 90-day liquidation period in a statement attached to the Trust Fund's final tax return pursuant to Treasury Regulations Section 1.860F-1, and satisfy (or cause to be satisfied) all of the requirements of a qualified liquidation under the REMIC Provisions; and

               (B) at or after the time of adoption of any such plan of complete liquidation for the Trust REMIC at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) By its acceptance of a Class R Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust REMIC.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          SECTION 11.01. Amendment.
                         ---------

          (a) This Agreement may be amended from time to time by the Depositor and the Trustee, with the consent of the Insurer but without the consent of any of the Certificateholders,

          (i) to cure any ambiguity,

          (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein,

          (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust REMIC as a remic at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust REMIC as a remic or adversely affect in any material respect the interests of any Certificateholder, or

          (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.

          (b) This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) relating to optional termination of the Trust Fund or (v) modify the provisions of this Section 11.01.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (c) This Agreement may be amended from time to time by the Seller, without the consent of the Depositor, the Trustee, the Insurer, the Servicer or the Certificateholders, to modify Section 3.21(b) to make purchases of Converting Mortgage Loans or Converted Mortgage Loans by the Seller mandatory.

          (d) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

          SECTION 11.02. Recordation of Agreement; Counterparts.
                         --------------------------------------

          (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Servicer at its expense on direction of the Insurer or the Trustee, but only upon direction of the Insurer or the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 11.03. Governing Law.
                         -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.04. Intention of Parties.
                         --------------------

          (a) It is the express intent of the Depositor, the Seller and the Trustee that the conveyance by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and the conveyance by the Depositor to the Trustee and by the Seller to the Trustee as provided for in Section 2.01 of each of the Seller's and Depositor's right, title and interest in and to the Mortgage Loans and CD Collateral be, and be construed as, an absolute sale and assignment by the Seller to the Depositor and by the Depositor to the Trustee of the Mortgage Loans and CD Collateral for the benefit of the Certificateholders and the Insurer. Further, it is not intended that either conveyance be deemed to be a pledge of the Mortgage Loans and CD Collateral by the Seller to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans or CD Collateral are held to be property of the Seller or the Depositor, or if for any reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans or CD Collateral, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders and the Insurer (and the Insurer directly), to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller's and the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans and CD Collateral, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Custodial Account; (E) the Reserve Account and all amounts on deposit therein; (F) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (G) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (H) all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes, any CD Collateral or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a possession by the secured party, or possession by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 or 9-115 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) the rights of the Insurer to be paid any amount owed to it under this Agreement,
(iii) all other obligations of the Seller and the Depositor under this Agreement and the Mortgage Loan Purchase Agreement and (iv) the right of the Certificateholders and the Insurer to the Mortgage Loans.

          (b) The Seller and the Depositor, and, at the Depositor's direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Trustee shall file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest (and the security interest granted to the Insurer directly) in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and
(ii) such other statements as may be occasioned by any transfer of any interest of the Servicer or the Depositor in any Mortgage Loan.

          SECTION 11.05. Notices.
                         -------

          In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is repurchased in accordance with this Agreement.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10055, Attention: President; (ii) in the case of the Trustee, U. S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attn: Structured Finance or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of the Seller or Servicer, Chevy Chase Bank, F.S.B., 8401 Connecticut Avenue, Chevy Chase, Maryland 20815, Attention: General Counsel; (iv) in the case of the Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attn:
Insured Portfolio Management Structured Finance; and (v) in the case of the Rating Agencies, Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: Mortgage-Backed Securities Rating Group and Standard & Poor's Rating Services, 25 Broadway, New York, New York 10004, Attention: Structured Finance. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

          SECTION 11.06. Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Insurer.

          SECTION 11.07. Limitation on Rights of Certificateholders.
                         ------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and Insurer a written notice of an Event of Default and of the continuance thereof, as provided herein, and such default would not result in a claim under the Policy, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Insurer shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.08. Certificates Nonassessable and Fully Paid.
                         -----------------------------------------

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 11.09. Rights of the Insurer.
                         ---------------------

          (a) The Insurer is an express third-party beneficiary of this Agreement unless an Insurer Default exists.

          (b) On each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

          (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

          (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, if such consent is not unreasonably withheld.

          (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the 27th day of March, 1998.



                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                                SECURITIES CORP., as Depositor



                              By:        s/s Kari A. Skilbred
                              Name:      Kari A. Skilbred
                              Title:     Vice President


                              CHEVY CHASE BANK, F.S.B.,
                                as Seller and Servicer



                              By:        s/s Mark A. Holles
                              Name:      Mark A. Holles
                              Title:     Vice President


                              U.S. BANK NATIONAL ASSOCIATION,
                                as Trustee



                              By:        s/s Edward Kachinski
                              Name:      Edward Kachinski
                              Title:     Vice President

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

         On this 27th day of March, 1998, before me, personally appeared Edward Kachinski, known to me to be a Vice President of U.S. Bank National Association, the national association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national association, and acknowledged to me that such national association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

         On the 27th day of March, 1998, before me, personally appeared Kari A. Skilbred, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

         On the 27th day of March, 1998, before me, a Notary Public in and for said State, personally appeared Mark A. Holles, known to me to be a Vice President of Chevy Chase Bank, F.S.B., the federally chartered bank that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A

                     FORM OF CLASS [A-I] [A-II] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

                            CHEVY CHASE BANK, F.S.B.
                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                      SERIES 1998-CCB1, CLASS [A-I] [A-II]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP __________                    $___________  INITIAL AGGREGATE
                                                  CLASS [A-I] [A-II] CERTIFICATE
                                                  PRINCIPAL BALANCE

Certificate No. [A-I-__] [A-II-__]  $___________  INITIAL CERTIFICATE PRINCIPAL
                                                  BALANCE OF THIS CERTIFICATE

First Distribution Date:                          Scheduled Final
April 27, 1998                                    Distribution Date:
                                                  October 25, 2032

          THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Chevy Chase Bank, F.S.B., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1 (the "Certificates"), which is comprised of the following four Classes: Class A-I, Class A-II, Class S and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things,
(i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement,
(ii) the CD Collateral, (ii) REO Property, (iv) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the

Agreement, net of any investment earnings thereon, (v) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (vi) the interest of the Trust Fund in the Policy issued for the benefit of the Holders of the Class A Certificates, (vii) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, (viii) the Reserve Account and all amounts deposited therein and (ix) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class [A-I] [A-II] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [A-I] [A-II] Certificates, both as set forth above.

          The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 25th day of each calendar month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (each, a "Distribution Date"), commencing April 27, 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount that is allocated to principal on such Class of Certificates on such Distribution Date.

          Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to the sum of (a) one month's interest accrued at the per annum applicable Certificate Rate on the outstanding Certificate Principal Balance of this Certificate as of the day immediately prior to the related Distribution Date reduced by its pro rata portion of the aggregate shortfalls of interest allocated to such Class of Certificates and (b) the amount of any Class [A-I] [A-II] Cumulative Interest Shortfall Amount payable on such Distribution Date.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class A Certificates are outstanding, 98% of all Voting Rights will be allocated to the Holders of the Class A Certificates, in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class [A-I] [A-II] Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Holder of the Class R Certificates from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 5% of the aggregate Principal Balances thereof as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.


                                          U.S. BANK NATIONAL ASSOCIATION, solely
                                          as Trustee and not individually



                                          By:__________________________
                                              Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  ___________



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:______________________________
    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

______________________________________________________________________________
______________________________________________________________________________


Dated: _____________________

__________________________________________________________
Social Security or                         Signature by or on behalf of assignor
other Tax Identification                   (signature must be signed as
No. of Assignee                             registered)


                                           ______________________________
                                           Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to ______________________ ______________________________________________________________________________,
or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ___________________________ the account of _________________________, account number ____________________. This information is provided by the assignee named above, or its agent.

                                   EXHIBIT B

                          FORM OF CLASS S CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE YIELD TO MATURITY ON THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE AND TIMING OF PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 27, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% SPA (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL CERTIFICATE RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL NOTIONAL AMOUNT], THE PRE-TAX YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE CERTIFICATE RATE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION

6.02(f) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

                            CHEVY CHASE BANK, F.S.B.
                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                           SERIES 1998-CCB1, CLASS S

Evidencing an undivided interest in the interest portion of a Trust Fund whose assets consist of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                         $_____________                 INITIAL AGGREGATE
                                                        NOTIONAL AMOUNT OF
                                                        CLASS S CERTIFICATES

Certificate No. S-__     100%                           PERCENTAGE INTEREST
                                                        REPRESENTED BY THIS
                                                        CERTIFICATE

First Distribution Date:                     Scheduled Final
April 27, 1998                               Distribution Date:
                                             October 25, 2032

          THIS CERTIFIES THAT _______________________________________  is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Chevy Chase Bank, F.S.B., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1 (the "Certificates"), which is comprised of the following four Classes: Class A-I, Class A-II, Class S and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things,
(i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement,
(ii) the CD Collateral, (ii) REO Property, (iv) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the

Agreement, net of any investment earnings thereon, (v) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (vi) the interest of the Trust Fund in the Policy issued for the benefit of the Holders of the Class A Certificates, (vii) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, (viii) the Reserve Account and all amounts deposited therein and (ix) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class S Certificate represents the right to receive a portion of interest with respect to the Mortgage Loans on a Distribution Date. This Class S Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust Fund. The Holder of this Class S Certificate hereby acknowledges the grant of the security interest to the Trustee pursuant to Section 2.01 of the Agreement.

          The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 25th day of each calendar month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing April 27, 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each a "Record Date"), distributions of interest in an amount equal to the Class S Interest Distribution Amount for such Distribution Date.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in
(i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class A Certificates are outstanding, 98% of all Voting Rights will be allocated to the Holders of the Class A certificates, in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class S Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Holder of the Class R Certificates from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 5% of the aggregate Principal Balances thereof as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.


                                          U.S BANK NATIONAL ASSOCIATION,
solely as Trustee                         and not individually



                                          By:__________________________
                                             Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  ___________



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:______________________________
    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Percentage Interest and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

______________________________________________________________________________
______________________________________________________________________________


Dated: _____________________

____________________________               ____________________________________
Social Security or                         Signature by or on behalf of assignor
other Tax Identification                   (signature must be signed as
No. of Assignee                             registered)

                                           ____________________________________
                                           Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to _______________________

_______________________________________________________________________________,
or if the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________________ the account of _________________________, account number ____________________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT C

                          FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775 OF THE CODE OR ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

                            CHEVY CHASE BANK, F.S.B.
                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                           SERIES 1998-CCB1, CLASS R

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate, conventional mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.



Certificate No. R-_      100%                PERCENTAGE INTEREST
                                             REPRESENTED BY THIS
                                             CERTIFICATE

First Distribution Date:                     Scheduled Final
April 27, 1998                               Distribution Date:
                                             October 25, 2032

          THIS CERTIFIES THAT _______________________________________  is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Agreement"), among the Depositor, U.S. Bank National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Chevy Chase Bank, F.S.B., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1 (the "Certificates"), which is comprised of the following four Classes: Class A-I, Class A-II, Class S and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things,
(i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement,
(ii) the CD Collateral, (ii) REO Property, (iv) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (v) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (vi) the interest of the Trust Fund in the

Policy issued for the benefit of the Holders of the Class A Certificates, (vii) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, (viii) the Reserve Account and all amounts deposited therein and (ix) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          This Class R Certificate is not entitled to any distributions with respect to principal or interest on the Mortgage Loans in the Trust Fund.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in
(i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class A Certificates are outstanding, 98% of all Voting Rights will be allocated among the Holders of the Class A, in proportion to their then outstanding Certificate Principal Balances, 1% of all Voting Rights will be allocated to the Holders of the Class S Certificates and 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Class R Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          Pursuant to the Agreement, the Depositor will make an election to treat the Trust REMIC as a real estate mortgage investment conduit (a "remic") for federal income tax purposes. The Class R Certificates will be the "residual interest" in the Trust REMIC, and all other Classes of Certificates will constitute the "regular interests" in the Trust REMIC.

          The obligations and responsibilities of the Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Holder of the Class R Certificates from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 5% of the aggregate Principal Balances thereof as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.


                                          U.S. BANK NATIONAL ASSOCIATION, solely
                                          as Trustee   and not individually



                                          By:__________________________
                                             Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  ___________



U.S. BANK NATIONAL ASSOCIATION,
as Trustee



By:______________________________
    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Percentage Interest and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

______________________________________________________________________________
______________________________________________________________________________


Dated: _____________________

__________________________________________________________
Social Security or                         Signature by or on behalf of assignor
other Tax Identification                   (signature must be signed as
No. of Assignee                             registered)


                                            ______________________________
                                            Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to ______________________

______________________________________________________________________________,
or if the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________________ the account of _________________________, account number ____________________.
This information is provided by the assignee named above, or its agent.

                                   EXHIBIT D

                          SCHEDULE OF MORTGAGE LOANS

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
    1   0348839 ROCKVILLE      MD     20852     01   3.750  uncapped    3.750    360
    2   0522193 TEMPE          AZ     85283     01   2.875    14.875    2.875    360
    3   0523324 WASHINGTON     DC     20008     01   3.000    14.875    3.000    360
    4   0523654 WARRENTON      VA     22186     01   2.750    14.875    2.750    360
    5   0524272 SNELLVILLE     GA     30278     01   3.625    14.875    3.625    360
    6   0530410 CAPE CORAL     FL     33990     01   2.750    14.875    2.750    360
    7   0530725 WOODSTOCK      GA     30188     01   2.750    15.875    2.750    360
    8   0541540 ALEXANDRIA     VA     22305     01   3.000    14.875    3.000    360
    9   0571067 FORT MYERS     FL     33908     01   2.875    14.875    2.875    360
   10   0618462 RESTON         VA     22090     01   2.875    13.875    2.875    360
   11   0635268 PHOENIX        AZ     85051     01   2.875    13.875    2.875    360
   12   0638866 PHOENIX        AZ     85018     01   2.750    13.000    2.750    360
   13   0673798 VIRGINIA BE    VA     23456     01   2.875    14.750    2.875    360
   14   0684837 DERRY          NH      3038     01   2.750    14.750    2.750    480
   15   0735415 YORKTOWN       VA     23692     01   2.750    13.500    2.750    360
   16   0766337 ALEXANDRIA     VA     22310     01   2.750    15.000    2.750    360
   17   0767608 WINCHESTER     VA     22601     01   2.750    13.625    2.750    360
   18   0767889 FAIRFAX        VA     22031     01   3.000    13.875    3.000    360
   19   0768937 FAIRFAX        VA     22032     01   3.000    14.500    3.000    360
   20   0787457 CROWNSVILLE    MD     21032     01   2.750    14.125    2.750    480
   21   0837526 ALEXANDRIA     VA     22310     01   2.750    15.000    2.750    360
   22   0843052 FAIRFAX        VA     22033     01   2.750    15.000    2.750    360
   23   0867341 SALEM          NH      3079     01   2.750    14.750    2.750    480
   24   0870865 GAITHERSBUR    MD     20879     01   2.000    12.000    2.000    360
   25   0871061 GAITHERSBUR    MD     20879     01   2.000    12.000    2.000    360
   26   0884650 GAITHERSBUR    MD     20878     01   2.750    15.875    2.750    360
   27   0896696 BETHESDA       MD     20817     01   2.750    14.750    2.750    480
   28   0899831 FAIRFAX        VA     22030     01   2.750    13.750    2.750    480
   29   0913525 WASHINGTON     DC     20002     01   2.750    13.875    2.750    360
   30   0916536 SILVER SPRI    MD     20906     01   2.750    13.500    2.750    360
   31   0939991 CENTREVILLE    VA     22020     01   2.750    14.750    2.750    480
   32   0945303 SILVER SPRI    MD     20906     01   2.750    13.875    2.750    360
   33   0945733 MITCHELLVIL    MD     20715     01   2.750    13.750    2.750    360
   34   0949677 GERMANTOWN     MD     20874     01   2.750    14.750    2.750    360
   35   0964460 ANNAPOLIS      MD     21403     01   2.750    13.750    2.750    480
   36   0971432 RIVERDALE      MD     20737     01   2.750    14.750    2.750    480
   37   0973651 FORESTVILLE    MD     20747     01   2.750    14.750    2.750    480
   38   0975847 CHANTILLY      VA     22021     01   2.750    14.750    2.750    480
   39   0978668 GAITHERSBUR    MD     20877     01   2.000    12.000    2.000    360
   40   0978676 GAITHERSBUR    MD     20879     01   2.000    12.000    2.000    360
   41   0978684 GERMANTOWN     MD     20874     01   2.000    12.000    2.000    360
   42   0979955 CENTREVILLE    VA     22020     01   2.750    14.750    2.750    480
   43   0982124 LAUREL         MD     20707     01   2.750    14.750    2.750    480
   44   0989848 MANASSAS       VA     22110     01   2.750    14.750    2.750    480
   45   0990861 WASHINGTON     DC     20008     01   2.750    14.750    2.750    360
   46   0997296 SEVERNA PAR    MD     21146     01   3.000    14.750    3.000    480
   47   1003011 DAMASCUS       MD     20872     01   2.750    14.750    2.750    480
   48   1018175 WASHINGTON     DC     20003     01   2.750    14.750    2.750    480
   49   1027135 SILVER SPRI    MD     20904     01   2.750    14.750    2.750    480
   50   1027796 ALEXANDRIA     VA     22305     01   3.000    14.750    3.000    480
   51   1149392 HERNDON        VA     22070     01   2.750    13.500    2.750    360
   52   1158617 FAIRFAX        VA     22030     01   2.750    10.250    2.750    360
   53   1278233 NORFOLK        VA     23508     01   2.750    10.625    2.750    360
   54   1315993 SPRINGFIELD    VA     22153     01   2.750    11.125    2.750    360
   55   1321546 WHEATON        MD     20902     01   3.000    11.875    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
    1      159    65,250.00    50,774.64 06/01/81    556.92  90.00   72,500.00    8.070
    2      213   117,600.00   100,184.31 12/01/85    914.41  78.40  150,000.00    7.320
    3      212    83,500.00    71,715.79 11/01/85    661.40  73.57  113,500.00    7.445
    4      212    90,000.00    76,315.68 11/01/85    692.17  90.00  100,000.00    7.195
    5       32    85,950.00    77,840.78 11/01/85    754.12  90.00   95,500.00    8.195
    6      212    50,100.00    42,482.52 11/01/85    385.31  79.52   63,000.00    7.195
    7      212    63,400.00    53,403.13 11/01/85    484.36  94.97   66,758.00    7.195
    8      215   122,500.00   104,154.18 01/01/86    946.82  95.00  128,950.00    7.320
    9      215   122,400.00   104,473.49 02/01/86    941.73  80.00  153,000.00    7.195
   10      224   203,000.00   175,517.65 10/01/86  1,568.20  79.61  255,000.00    7.320
   11      221   120,000.00   102,364.11 08/01/86    935.61  75.00  160,000.00    7.570
   12      313    25,600.00    17,911.14 04/01/87    141.12  80.00   32,000.00    7.195
   13      233   143,500.00   125,854.10 08/01/87  1,128.22  84.91  169,000.00    7.570
   14      365   115,600.00   117,121.94 08/01/88    908.85  89.96  128,500.00    7.445
   15      302   198,200.00   186,858.95 05/01/93  1,471.81  86.29  229,700.00    7.070
   16      247   136,800.00   121,699.86 10/01/88  1,036.70  95.00  144,000.00    7.195
   17      251    74,100.00    65,983.46 01/01/89    553.45  93.92   78,900.00    7.070
   18      250   198,000.00   177,104.81 01/01/89  1,530.13  90.00  220,000.00    7.445
   19      253   191,250.00   169,946.10 05/01/89  1,459.95  90.00  212,500.00    7.445
   20      362   137,250.00   138,980.38 05/01/88  1,055.70  89.71  153,000.00    7.195
   21      247   182,530.00   162,382.40 10/01/88  1,383.25  92.19  198,000.00    7.195
   22      245   121,600.00   107,793.72 08/01/88    938.22  95.00  128,000.00    7.445
   23      367   127,800.00   123,684.46 10/01/88    936.68  90.00  142,000.00    7.195
   24      278    51,000.00    46,652.41 05/01/91    325.62  34.46  148,000.00    5.320
   25      280    51,000.00    46,766.11 07/01/91    325.41  71.47   71,361.00    5.320
   26      255   122,450.00   110,785.73 06/01/89    959.36  95.00  128,895.00    7.570
   27      395   207,000.00   199,169.74 02/01/91  1,468.00  90.00  230,000.00    7.070
   28      390   194,750.00   187,589.65 09/01/90  1,419.92  95.00  205,000.00    7.320
   29      259   205,200.00   181,019.36 10/01/89  1,524.83  94.13  218,000.00    7.195
   30      264   103,000.00    92,031.02 03/01/90    765.14  46.19  223,000.00    7.195
   31      399   199,750.00   192,553.49 06/01/91  1,451.37  85.00  235,000.00    7.320
   32      269   144,000.00   131,612.71 08/01/90  1,119.40  80.00  180,000.00    7.570
   33      267   213,650.00   194,780.03 06/01/90  1,660.71  94.96  225,000.00    7.570
   34      278   119,000.00   109,172.64 05/01/91    882.90  94.98  125,295.00    7.070
   35      391   148,000.00   142,649.92 10/01/90  1,066.36  80.00  185,000.00    7.195
   36      397   134,800.00   127,894.25 05/01/91    941.28  94.93  142,000.00    7.070
   37      397    68,000.00    65,419.76 04/01/91    487.62  73.12   93,000.00    7.195
   38      396   160,000.00   153,867.37 03/01/91  1,133.55  83.33  192,000.00    7.070
   39      276    48,500.00    44,256.47 03/01/91    309.87  68.03   71,294.00    5.320
   40      276    58,000.00    52,925.46 03/01/91    370.56  37.42  155,000.00    5.320
   41      276    50,500.00    46,081.30 03/01/91    322.65  49.90  101,200.00    5.320
   42      398   146,300.00   140,009.90 05/01/91  1,030.45  95.00  154,000.00    7.070
   43      398   117,200.00   112,689.29 05/01/91    829.37  86.18  136,000.00    7.070
   44      400   199,000.00   192,082.33 07/01/91  1,482.25  78.04  255,000.00    7.570
   45      277   134,900.00   123,496.13 04/01/91  1,010.04  95.00  142,000.00    7.195
   46      401   208,000.00   200,927.75 08/01/91  1,568.32  94.98  219,000.00    7.695
   47      402   205,650.00   198,256.37 09/01/91  1,494.14  70.91  290,000.00    7.320
   48      401   178,600.00   172,686.45 08/01/91  1,316.21  95.00  188,000.00    7.445
   49      402   200,000.00   193,468.60 09/01/91  1,456.31  74.07  270,000.00    7.320
   50      403   209,000.00   202,274.88 10/01/91  1,521.93  95.00  220,000.00    7.320
   51      297   147,000.00   138,060.55 12/01/92  1,104.51  84.00  175,000.00    7.195
   52      298   149,600.00   140,021.56 01/01/93  1,107.38  80.00  187,000.00    7.070
   53      310   138,750.00   128,881.41 01/01/94    870.33  75.00  185,000.00    5.445
   54      312   189,000.00   177,934.08 03/01/94  1,388.12  90.00  210,000.00    7.070
   55      309   152,000.00   143,447.05 12/01/93  1,158.66  95.00  160,000.00    7.445

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  1       3      1      N         N                  N       1     0001     409,751    0348839  0    0348839    0001     N
  2       1      1      N         N                  N       1     0001     733,349    0522193  0    0522193    0001     N
  3       3      1      N         N                  N       1     0001     533,924    0523324  0    0523324    0001     N
  4       1      1      N         N                  N       2     0001     549,091    0523654  0    0523654    0001     N
  5       1      1      N         N                  N       1     0001     637,905    0524272  0    0524272    0001     N
  6       1      1      N         N                  N       1     0001     305,662    0530410  0    0530410    0001     N
  7       1      1      N         N                  N       1     0001     384,236    0530725  0    0530725    0001     N
  8       2      1      N         N                  N       1     0001     762,409    0541540  0    0541540    0001     N
  9       1      1      N         N                  N       1     0001     751,687    0571067  0    0571067    0001     N
  10      1      1      N         N                  N       2     0001   1,284,789    0618462  0    0618462    0001     N
  11      1      1      N         N                  N       1     0001     774,896    0635268  0    0635268    0001     N
  12      3      1      N         N                  Y       2     0001     128,871    0638866  0    0638866    0001     Y
  13      1      1      N         N                  N       2     0001     952,716    0673798  0    0673798    0001     N
  14      1      1      N         N                  N       1     0001     871,973    0684837  0    0684837    0001     N
  15      1      1      N         N                  Y       1     0001   1,321,093    0735415  0    0735415    0001     Y
  16      5      1      N         N                  Y       1     0001     875,630    0766337  0    0766337    0001     Y
  17      1      1      N         N                  Y       1     0001     466,503    0767608  0    0767608    0001     Y
  18      2      1      N         N                  Y       1     0001   1,318,545    0767889  0    0767889    0001     Y
  19      1      1      N         N                  Y       1     0001   1,265,249    0768937  0    0768937    0001     Y
  20      1      1      N         N                  N       1     0001     999,964    0787457  0    0787457    0001     N
  21      2      1      N         N                  Y       1     0001   1,168,341    0837526  0    0837526    0001     Y
  22      2      1      N         N                  Y       1     0001     802,524    0843052  0    0843052    0001     Y
  23      1      1      N         N                  N       1     0001     889,910    0867341  0    0867341    0001     N
  24      2      1      N         N                  Y       1     0001     248,191    0870865  0    0870865    0001     Y
  25      2      3      N         N                  Y       1     0001     248,796    0871061  0    0871061    0001     Y
  26      2      1      N         N                  Y       1     0001     838,648    0884650  0    0884650    0001     Y
  27      1      1      N         N                  Y       1     0001   1,408,130    0896696  0    0896696    0001     Y
  28      1      1      N         N                  Y       1     0001   1,373,156    0899831  0    0899831    0001     Y
  29      2      1      N         N                  Y       1     0001   1,302,434    0913525  0    0913525    0001     Y
  30      1      1      N         N                  Y       2     0001     662,163    0916536  0    0916536    0001     Y
  31      1      1      N         N                  Y       1     0001   1,409,492    0939991  0    0939991    0001     Y
  32      1      1      N         N                  Y       2     0001     996,308    0945303  0    0945303    0001     Y
  33      1      1      N         N                  Y       1     0001   1,474,485    0945733  0    0945733    0001     Y
  34      3      1      N         N                  Y       1     0001     771,851    0949677  0    0949677    0001     Y
  35      5      1      N         N                  Y       2     0001   1,026,366    0964460  0    0964460    0001     Y
  36      1      1      N         N                  Y       1     0001     904,212    0971432  0    0971432    0001     Y
  37      3      1      N         N                  Y       1     0001     470,695    0973651  0    0973651    0001     Y
  38      1      1      N         N                  Y       2     0001   1,087,842    0975847  0    0975847    0001     Y
  39      2      3      N         N                  Y       1     0001     235,444    0978668  0    0978668    0001     Y
  40      1      3      N         N                  Y       2     0001     281,563    0978676  0    0978676    0001     Y
  41      2      3      N         N                  Y       2     0001     245,153    0978684  0    0978684    0001     Y
  42      1      1      N         N                  Y       1     0001     989,870    0979955  0    0979955    0001     Y
  43      2      1      N         N                  Y       2     0001     796,713    0982124  0    0982124    0001     Y
  44      1      1      N         N                  Y       2     0001   1,454,063    0989848  0    0989848    0001     Y
  45      3      1      N         N                  Y       1     0001     888,555    0990861  0    0990861    0001     Y
  46      1      1      N         N                  Y       1     0001   1,546,139    0997296  0    0997296    0001     Y
  47      1      1      N         N                  Y       1     0001   1,451,237    1003011  0    1003011    0001     Y
  48      2      1      N         N                  Y       1     0001   1,285,651    1018175  0    1018175    0001     Y
  49      1      1      N         N                  Y       2     0001   1,416,190    1027135  0    1027135    0001     Y
  50      1      1      N         N                  Y       1     0001   1,480,652    1027796  0    1027796    0001     Y
  51      1      1      N         N                  Y       2     0001     993,346    1149392  0    1149392    0001     Y
  52      1      1      N         N                  N       1     0001     989,952    1158617  0    1158617    0001     N
  53      1      1      N         N                  Y       2     0001     701,759    1278233  0    1278233    0001     Y
  54      1      1      N         N                  Y       1     0001   1,257,994    1315993  0    1315993    0001     Y
  55      3      1      N         N                  Y       1     0001   1,067,963    1321546  0    1321546    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
   56   1323450 BALTIMORE      MD     21230     01   2.750   11.750    2.750    360
   57   1344118 SILVER SPRI    MD     20910     01   2.750   11.625    2.750    360
   58   1380377 ARNOLD         MD     21012     01   2.750   11.875    2.750    360
   59   1391523 GLEN BURNIE    MD     21061     01   3.000   11.500    3.000    360
   60   1417740 ARLINGTON      VA     22209     01   2.750   13.000    2.750    360
   61   1426600 SILVER SPRI    MD     20904     01   2.750   13.375    2.750    360
   62   1428739 WASHINGTON     DC     20009     01   3.000   13.500    3.000    360
   63   1440080 BETHESDA       MD     20814     01   3.000   13.375    3.000    360
   64   1472794 WASHINGTON     DC     20036     01   2.750   13.875    2.750    360
   65   1473180 MIDLOTHIAN     VA     23113     01   2.750   13.375    2.750    360
   66   1475789 HYATTSVILLE    MD     20782     01   2.750   14.500    2.750    360
   67   1481043 WASHINGTON     DC     20008     01   2.750   14.625    2.750    360
   68   1482876 LARGO          MD     20772     01   2.750   14.875    2.750    360
   69   1506575 WASHINGTON     DC     20001     01   2.750   14.125    2.750    360
   70   1521335 ANNAPOLIS      MD     21401     01   2.750   13.375    2.750    360
   71   1529270 TAKOMA PARK    MD     20912     01   2.750   13.375    2.750    360
   72   1532563 WASHINGTON     DC     20009     01   2.750   13.250    2.750    360
   73   1545110 WASHINGTON     DC     20016     01   2.750   13.375    2.750    360
   74   1555960 CAPITOL HEI    MD     20743     01   2.750   12.625    2.750    360
   75   1563139 FALLS CHURC    VA     22046     01   2.750   13.000    2.750    360
   76   1566264 PORTSMOUTH     VA     23707     01   2.750   11.500    2.750    360
   77   1569763 WASHINGTON     DC     20009     01   2.750   12.750    2.750    360
   78   1573997 FALLS CHURC    VA     22046     01   2.750   12.625    2.750    360
   79   1595271 WASHINGTON     DC     20008     01   2.750   13.125    2.750    360
   80   1595750 VIENNA         VA     22180     01   2.750   12.500    2.750    360
   81   1601061 ALEXANDRIA     VA     22315     01   2.750   12.625    2.750    360
   82   1604792 GAITHERSBUR    MD     20879     01   2.750   11.625    2.750    360
   83   1608355 LANDOVER       MD     20785     01   2.750   11.875    2.750    360
   84   1608421 WASHINGTON     DC     20016     01   2.750   13.750    2.750    360
   85   1611722 VIENNA         VA     22180     01   2.750   13.250    2.750    360
   86   1618669 SALEM          VA     24253     01   2.750   13.125    2.750    360
   87   1619204 FORT WASHIN    MD     20744     01   2.750   13.125    2.750    360
   88   1621119 KENSINGTON     MD     20895     01   2.750   13.875    2.750    360
   89   1629013 WASHINGTON     DC     20003     01   2.750   13.500    2.750    360
   90   1632744 CHARLOTTE      NC     28209     01   2.750   13.125    2.750    360
   91   1633296 VIENNA         VA     22181     01   2.750   12.125    2.750    360
   92   1634260 WASHINGTON     DC     20008     01   2.750   13.500    2.750    360
   93   1635085 KITTY HAWK     NC     27949     01   2.875   13.250    2.875    360
   94   1635994 WILMINGTON     NC     28409     01   2.750   12.250    2.750    360
   95   1637958 GAITHERSBUR    MD     20882     01   2.750   13.375    2.750    360
   96   1638741 BALTIMORE      MD     21234     01   2.750   13.375    2.750    360
   97   1639236 WINSTON-SAL    NC     27103     01   2.750   14.250    2.750    360
   98   1640945 CLEMMONS       NC     27012     01   2.750   13.875    2.750    360
   99   1642230 EASLEY         SC     29640     01   2.750   13.750    2.750    360
  100   1643568 RICHMOND       VA     23221     01   2.750   13.750    2.750    360
  101   1644392 WASHINGTON     DC     20009     01   2.750   13.625    2.750    360
  102   1647403 STERLING       VA     20165     01   2.750   13.750    2.750    360
  103   1655398 BURKE          VA     22015     01   2.750   13.750    2.750    360
  104   1657402 COLLEGE PAR    MD     20740     01   2.750   13.625    2.750    360
  105   1660638 RALEIGH        NC     27606     01   2.750   13.750    2.750    360
  106   1661198 SPARTANBURG    SC     29302     01   2.750   14.000    2.750    360
  107   1661271 BALTIMORE      MD     21224     01   2.750   13.750    2.750    360
  108   1663665 RICHMOND       VA     23236     01   2.875   13.750    2.875    360
  109   1664929 WASHINGTON     DC     20008     01   2.750   13.625    2.750    360
  110   1665090 ELLICOTT CI    MD     21043     01   2.750   14.000    2.750    360
  111   1666429 CHARLOTTE      NC     28203     01   3.000   12.250    3.000    360
  112   1669944 CLEMMONS       NC     27012     01   2.875   12.250    2.875    360
  113   1671312 NOKESVILLE     VA     22123     01   2.875   13.750    2.875    360
  114   1672427 WASHINGTON     DC     20037     01   2.875   13.375    2.875    360
  115   1687383 ANGIER         NC     27501     01   2.875   13.125    2.875    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
   56      310    67,500.00    63,414.01 01/01/94    497.22  73.37   92,000.00    7.070
   57      311   180,000.00   170,150.72 02/01/94  1,328.63  90.00  200,000.00    7.070
   58      313   156,000.00   148,035.10 04/01/94  1,116.55  75.36  207,000.00    6.695
   59      314   187,150.00   179,237.24 05/01/94  1,426.16  95.00  197,000.00    7.320
   60      317    90,400.00    86,879.27 08/01/94    696.94  80.00  113,000.00    7.445
   61      317   121,500.00   116,828.31 08/01/94    937.20  90.00  135,000.00    7.445
   62      317   142,500.00   134,981.20 09/01/94  1,096.50  95.00  150,000.00    7.570
   63      318   179,550.00   173,110.45 09/01/94  1,402.44  95.00  189,000.00    7.570
   64      322   200,000.00   193,939.13 01/01/95  1,499.60  80.00  250,000.00    7.070
   65      322   151,000.00   146,015.68 01/01/95  1,129.04  95.00  158,950.00    7.070
   66      321   105,000.00   101,855.40 01/01/95    787.81  85.37  123,000.00    7.070
   67      324   142,025.00   138,477.53 03/01/95  1,068.94  95.00  149,500.00    7.070
   68      326    94,500.00    91,821.83 05/01/95    693.41  90.00  105,000.00    6.820
   69      327    95,000.00    92,419.96 06/01/95    697.08  95.00  100,000.00    6.820
   70      331   137,200.00   133,671.69 10/01/95    947.61  91.47  150,000.00    6.195
   71      341    85,000.00    83,594.87 08/01/96    579.85  68.00  125,000.00    6.070
   72      335   212,700.00   207,468.54 02/01/96  1,361.95  94.99  223,909.00    5.445
   73      332   161,000.00   156,662.04 11/01/95  1,071.14  89.44  180,000.00    5.820
   74      337   113,000.00   110,448.78 04/01/96    723.56  77.93  145,000.00    5.445
   75      336   164,500.00   160,796.63 03/01/96  1,080.65  79.85  206,000.00    5.695
   76      336    57,150.00    55,709.56 03/01/96    425.91  90.00   63,500.00    7.070
   77      336   207,800.00   203,011.79 03/01/96  1,347.79  88.24  235,500.00    5.570
   78      336   198,000.00   191,967.24 03/01/96  1,187.12  90.00  220,000.00    4.820
   79      338   192,500.00   188,718.19 05/01/96  1,296.91  77.00  250,000.00    5.945
   80      338   174,250.00   170,402.59 05/01/96  1,101.38  85.00  205,000.00    5.320
   81      338   200,700.00   196,569.90 06/01/96  1,285.11  90.00  223,000.00    5.445
   82      339   165,000.00   161,507.27 06/01/96  1,162.95  78.57  210,000.00    6.445
   83      338   105,000.00   102,795.14 05/01/96    758.25  89.74  117,000.00    6.695
   84      341   174,000.00   171,387.11 08/01/96  1,246.56  80.00  217,500.00    6.570
   85      340   141,000.00   137,698.82 07/01/96    902.84  64.09  220,000.00    5.445
   86      339   184,000.00   180,213.50 06/01/96  1,178.18  82.14  224,000.00    5.445
   87      340   135,000.00   132,592.87 07/01/96    909.53  75.00  180,000.00    5.945
   88      340   156,750.00   154,085.01 07/01/96  1,082.64  95.00  165,000.00    6.195
   89      340   103,500.00    96,129.83 07/01/96    723.69  90.00  115,000.00    6.320
   90      341   103,000.00   101,118.98 08/01/96    693.94  76.30  135,000.00    5.945
   91      341   186,000.00   182,692.00 08/01/96  1,375.69  86.51  215,000.00    6.945
   92      341    60,300.00    58,486.19 08/01/96    421.63  90.00   67,000.00    6.320
   93      344   104,550.00   103,711.82 06/01/97    713.22  89.97  116,200.00    6.070
   94      340   207,000.00   202,244.19 07/01/96  1,370.78  90.00  230,000.00    5.820
   95      341   158,400.00   155,843.33 08/01/96  1,094.03  80.00  198,000.00    6.195
   96      342   112,000.00   110,287.93 09/01/96    773.56  80.00  140,000.00    6.195
   97      341    76,000.00    74,773.17 08/01/96    524.92  95.00   80,000.00    6.195
   98      342   149,600.00   144,041.02 09/01/96  1,058.86  80.00  187,000.00    6.445
   99      342   107,000.00   105,478.42 09/01/96    766.57  89.17  120,000.00    6.570
  100      343   101,600.00   100,037.22 10/01/96    727.88  80.00  127,000.00    6.570
  101      340   153,900.00   150,773.28 08/01/96  1,023.91  90.00  171,000.00    5.820
  102      342   140,000.00   138,009.34 09/01/96  1,002.98  80.00  175,000.00    6.570
  103      342    92,800.00    91,453.30 09/01/96    664.84  80.00  116,000.00    6.570
  104      342   108,000.00   106,210.28 09/01/96    755.16  75.00  144,000.00    6.320
  105      343   135,000.00   133,097.49 10/01/96    943.94  87.66  154,000.00    6.320
  106      344   113,500.00   111,919.64 11/01/96    774.28  94.98  119,500.00    6.070
  107      342    71,600.00    70,323.21 09/01/96    500.64  74.97   95,500.00    6.320
  108      342   141,550.00   139,063.49 10/01/96  1,001.89  96.62  146,500.00    6.445
  109      343   117,750.00   116,130.17 10/01/96    833.43  75.00  157,000.00    6.445
  110      342   206,400.00   203,604.48 09/01/96  1,514.50  94.98  217,300.00    6.820
  111      347   101,200.00    99,874.04 02/01/97    757.39  94.13  107,514.00    7.070
  112      343   103,500.00   101,651.80 10/01/96    637.27  90.00  115,000.00    5.070
  113      343   187,600.00   185,019.22 10/01/96  1,327.83  94.99  197,500.00    6.445
  114      343   165,600.00   162,842.89 10/01/96  1,060.36  90.00  184,000.00    5.445
  115      346    96,750.00    95,450.08 01/01/97    627.52  90.00  107,500.00    5.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
   56     2      1      N         N                  Y       2    0001      448,337    1323450  0    1323450    0001     Y
   57     1      1      N         N                  Y       1    0001    1,202,966    1344118  0    1344118    0001     Y
   58     1      1      N         N                  Y       2    0001      991,095    1380377  0    1380377    0001     Y
   59     1      1      N         N                  Y       1    0001    1,312,017    1391523  0    1391523    0001     Y
   60     3      1      N         N                  Y       2    0001      646,816    1417740  0    1417740    0001     Y
   61     3      1      N         N                  Y       2    0001      869,787    1426600  0    1426600    0001     Y
   62     3      1      N         N                  Y       1    0001    1,021,808    1428739  0    1428739    0001     Y
   63     1      1      N         N                  Y       1    0001    1,310,446    1440080  0    1440080    0001     Y
   64     2      1      N         N                  Y       1    0001    1,371,150    1472794  0    1472794    0001     Y
   65     1      1      N         N                  Y       1    0001    1,032,331    1473180  0    1473180    0001     Y
   66     1      1      N         N                  Y       2    0001      720,118    1475789  0    1475789    0001     Y
   67     3      1      N         N                  Y       1    0001      979,036    1481043  0    1481043    0001     Y
   68     2      1      N         N                  Y       1    0001      626,225    1482876  0    1482876    0001     Y
   69     2      1      N         N                  Y       1    0001      630,304    1506575  0    1506575    0001     Y
   70     3      1      N         N                  Y       1    0001      828,096    1521335  0    1521335    0001     Y
   71     1      1      N         N                  Y       3    0001      507,421    1529270  0    1529270    0001     Y
   72     3      1      N         N                  Y       1    0001    1,129,666    1532563  0    1532563    0001     Y
   73     3      1      N         N                  Y       2    0001      911,773    1545110  0    1545110    0001     Y
   74     1      1      N         N                  Y       3    0001      601,394    1555960  0    1555960    0001     Y
   75     1      1      N         N                  Y       3    0001      915,737    1563139  0    1563139    0001     Y
   76     1      1      N         N                  Y       3    0001      393,867    1566264  0    1566264    0001     Y
   77     3      1      N         N                  Y       3    0001    1,130,776    1569763  0    1569763    0001     Y
   78     1      1      N         N                  Y       3    0001      925,282    1573997  0    1573997    0001     Y
   79     3      1      N         N                  Y       2    0001    1,121,930    1595271  0    1595271    0001     Y
   80     1      1      N         N                  Y       1    0001      906,542    1595750  0    1595750    0001     Y
   81     2      1      N         N                  Y       3    0001    1,070,323    1601061  0    1601061    0001     Y
   82     1      1      N         N                  Y       3    0001    1,040,914    1604792  0    1604792    0001     Y
   83     2      2      N         N                  Y       3    0001      688,213    1608355  0    1608355    0001     Y
   84     1      1      N         N                  Y       1    0001    1,126,013    1608421  0    1608421    0001     Y
   85     1      1      N         N                  Y       3    0001      749,770    1611722  0    1611722    0001     Y
   86     1      1      N         N                  Y       3    0001      981,263    1618669  0    1618669    0001     Y
   87     1      1      N         N                  Y       3    0001      788,265    1619204  0    1619204    0001     Y
   88     1      1      N         N                  Y       1    0001      954,557    1621119  0    1621119    0001     Y
   89     3      1      N         N                  Y       2    0001      607,541    1629013  0    1629013    0001     Y
   90     3      1      N         N                  Y       1    0001      601,152    1632744  0    1632744    0001     Y
   91     2      2      N         N                  Y       3    0001    1,268,796    1633296  0    1633296    0001     Y
   92     3      1      N         N                  Y       1    0001      369,633    1634260  0    1634260    0001     Y
   93     1      1      N         N                  Y       1    0001      629,531    1635085  0    1635085    0001     Y
   94     1      1      N         N                  Y       1    0001    1,177,061    1635994  0    1635994    0001     Y
   95     1      1      N         N                  Y       3    0001      965,449    1637958  0    1637958    0001     Y
   96     1      1      N         N                  Y       1    0001      683,234    1638741  0    1638741    0001     Y
   97     1      1      N         N                  Y       1    0001      463,220    1639236  0    1639236    0001     Y
   98     1      1      N         N                  Y       1    0001      928,344    1640945  0    1640945    0001     Y
   99     1      1      N         N                  Y       3    0001      692,993    1642230  0    1642230    0001     Y
  100     1      1      N         N                  Y       3    0001      657,245    1643568  0    1643568    0001     Y
  101     3      1      N         N                  Y       1    0001      877,500    1644392  0    1644392    0001     Y
  102     2      1      N         N                  Y       3    0001      906,721    1647403  0    1647403    0001     Y
  103     2      1      N         N                  Y       3    0001      600,848    1655398  0    1655398    0001     Y
  104     1      1      N         N                  Y       2    0001      671,249    1657402  0    1657402    0001     Y
  105     1      1      N         N                  Y       3    0001      841,176    1660638  0    1660638    0001     Y
  106     1      1      N         N                  Y       1    0001      679,352    1661198  0    1661198    0001     Y
  107     1      1      N         N                  Y       3    0001      444,443    1661271  0    1661271    0001     Y
  108     1      1      N         N                  Y       1    0001      896,264    1663665  0    1663665    0001     Y
  109     3      1      N         N                  Y       3    0001      748,459    1664929  0    1664929    0001     Y
  110     1      1      N         N                  Y       1    0001    1,388,583    1665090  0    1665090    0001     Y
  111     2      1      N         N                  Y       1    0001      706,109    1666429  0    1666429    0001     Y
  112     1      1      N         N                  Y       1    0001      515,375    1669944  0    1669944    0001     Y
  113     1      1      N         N                  Y       1    0001    1,192,449    1671312  0    1671312    0001     Y
  114     3      1      N         N                  Y       1    0001      886,680    1672427  0    1672427    0001     Y
  115     1      1      N         N                  Y       1    0001      531,657    1687383  0    1687383    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  116   1697606 LAUREL         MD     20724     01   2.875   13.000    2.875    360
  117   1704899 ASHBURN        VA     20147     01   2.875   13.250    2.875    360
  118   1708379 CLIFTON        VA     20124     01   2.875   12.750    2.875    360
  119   1711415 WASHINGTON     DC     20024     01   2.875   13.625    2.875    360
  120   1723204 GAITHERSBUR    MD     20878     01   2.875   12.250    2.875    360
  121   1725357 ARLINGTON      VA     22204     01   2.875   13.500    2.875    360
  122   1733484 CLIFTON        VA     20124     01   2.875   12.750    2.875    360
  123   1733773 ROCKVILLE      MD     20852     01   2.875   12.500    2.875    360
  124   1733906 FREDERICK      MD     21702     01   2.875   13.250    2.875    360
  125   1737147 VIENNA         VA     22182     01   2.875   12.250    2.875    360
  126   1737303 NEWPORT NEW    VA     23602     01   2.875   11.750    2.875    360
  127   1737634 ARLINGTON      VA     22203     01   2.875   13.250    2.875    360
  128   1738053 OAKTON         VA     22124     01   2.875   13.250    2.875    360
  129   1738715 WASHINGTON     DC     20012     01   2.875   12.750    2.875    360
  130   1740901 MILLERSVILL    MD     21108     01   2.875   12.875    2.875    360
  131   1740976 ANNAPOLIS      MD     21403     01   2.875   13.250    2.875    360
  132   1742584 POTOMAC        MD     20854     01   2.875   12.750    2.875    360
  133   1742618 WASHINGTON     DC     20015     01   2.875   13.125    2.875    360
  134   1742899 CLARKSVILLE    MD     21029     01   2.875   12.250    2.875    360
  135   1743657 WASHINGTON     DC     20015     01   2.875   13.125    2.875    360
  136   1743947 OCEAN CITY     MD     21842     01   2.875   13.000    2.875    360
  137   1744994 ODENTON        MD     21113     01   2.875   12.875    2.875    360
  138   1745728 NEWPORT NEW    VA     23602     01   2.875   12.375    2.875    360
  139   1746551 RESTON         VA     20194     01   2.875   12.875    2.875    360
  140   1746809 ROCKVILLE      MD     20852     01   2.875   13.250    2.875    360
  141   1746825 WASHINGTON     DC     20008     01   2.875   12.875    2.875    360
  142   1746932 WOODSTOCK      MD     21163     01   2.875   13.000    2.875    360
  143   1747468 WARRENTON      VA     20187     01   2.875   12.500    2.875    360
  144   1747757 CENTREVILLE    VA     20120     01   2.875   12.875    2.875    360
  145   1747906 WASHINGTON     DC     20007     01   2.875   12.875    2.875    360
  146   1747914 WASHINGTON     DC     20016     01   2.875   13.125    2.875    360
  147   1748664 ST MICHAELS    MD     21663     01   2.875   13.000    2.875    360
  148   1749159 BETHESDA       MD     20814     01   2.875   13.125    2.875    360
  149   1749175 CHEVY CHASE    MD     20815     01   2.875   12.625    2.875    360
  150   1749332 ANNAPOLIS      MD     21405     01   2.875   13.125    2.875    360
  151   1749621 ALEXANDRIA     VA     22312     01   3.000   12.625    3.000    360
  152   1749647 WILMINGTON     NC     28405     01   2.875   13.000    2.875    360
  153   1749779 BETHESDA       MD     20816     01   2.875   12.875    2.875    360
  154   1749795 POTOMAC        MD     20854     01   2.875   12.875    2.875    360
  155   1749886 COLUMBIA       MD     21045     01   2.875   12.625    2.875    360
  156   1750710 ARLINGTON      VA     22201     01   2.875   12.625    2.875    360
  157   1750876 FREDERICK      MD     21703     01   2.875   13.000    2.875    360
  158   1751049 WASHINGTON     DC     20007     01   2.875   12.000    2.875    360
  159   1751387 GAINESVILLE    VA     20155     01   2.875   13.000    2.875    360
  160   1751437 WASHINGTON     DC     20007     01   2.875   12.750    2.875    360
  161   1751452 WASHINGTON     DC     20007     01   2.875   12.875    2.875    360
  162   1751478 WASHINGTON     DC     20007     01   2.875   13.000    2.875    360
  163   1751726 SILVER SPRI    MD     20906     01   2.875   12.500    2.875    360
  164   1752252 ALEXANDRIA     VA     22315     01   2.875   12.875    2.875    360
  165   1752500 COLUMBIA       MD     21045     01   2.875   12.875    2.875    360
  166   1753151 NORTH POTOM    MD     20878     01   2.875   11.875    2.875    360
  167   1753342 GAITHERSBUR    MD     20878     01   3.000   12.125    3.000    360
  168   1753995 CROFTON        MD     21114     01   2.875   12.750    2.875    360
  169   1754159 CHEVY CHASE    MD     20815     01   2.875   13.125    2.875    360
  170   1754738 BOWIE          MD     20715     01   2.875   11.500    2.875    360
  171   1755651 KENSINGTON     MD     20895     01   2.875   12.875    2.875    360
  172   1756113 HAYMARKET      VA     20169     01   2.875   12.750    2.875    360
  173   1756717 ARLINGTON      VA     22204     01   2.875   12.750    2.875    360
  174   1757079 GREAT FALLS    VA     22066     01   2.875   12.750    2.875    360
  175   1757699 ROCKVILLE      MD     20852     01   2.875   13.125    2.875    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
  116      347   139,000.00  137,342.83  02/01/97    924.78  89.97    154,500.00   5.820
  117      349   123,750.00  122,522.88  04/01/97    833.73  75.00    165,000.00   5.945
  118      356   406,350.00  404,580.90  11/01/97  2,635.58  79.99    507,973.00   5.570
  119      350    86,450.00   85,594.62  05/01/97    575.16  95.00     91,000.00   5.820
  120      357   312,900.00  312,004.68  01/01/98  1,926.58  85.00    368,132.00   5.070
  121      352    95,000.00   94,340.96  07/01/97    664.26  95.00    100,000.00   6.320
  122      355   259,000.00  257,630.12  10/01/97  1,679.87  79.20    327,000.00   5.570
  123      358   232,777.00  232,142.28  01/01/98  1,471.31  80.00    290,972.00   5.320
  124      353   193,650.00  192,415.56  08/01/97  1,321.04  94.98    203,880.00   6.070
  125      354   277,600.00  275,566.19  09/01/97  1,731.87  79.97    347,130.00   5.070
  126      357   110,300.00  109,754.17  12/01/97    583.72  80.00    137,875.00   3.695
  127      354   229,900.00  228,494.52  09/01/97  1,568.33  95.00    242,000.00   6.070
  128      354   250,000.00  248,609.77  09/01/97  1,705.45  65.45    382,000.00   6.070
  129      358   224,100.00  223,485.28  01/01/98  1,453.51  90.00    249,000.00   5.570
  130      354   189,000.00  187,869.20  09/01/97  1,241.60  73.54    257,000.00   5.695
  131      355   620,000.00  617,053.80  10/01/97  4,229.50  80.00    775,000.00   6.070
  132      354   395,000.00  392,930.52  10/01/97  2,561.97  75.24    525,000.00   5.570
  133      355   261,250.00  259,113.06  10/01/97  1,760.09  95.00    275,000.00   5.945
  134      354   199,920.00  198,766.88  10/01/97  1,230.95  80.00    249,900.00   5.070
  135      353   271,200.00  269,654.52  09/01/97  1,827.13  80.00    339,000.00   5.945
  136      354   110,900.00  110,252.37  09/01/97    737.83  58.06    191,000.00   5.820
  137      355   146,400.00  145,651.36  10/01/97    961.75  80.00    183,000.00   5.695
  138      356    80,000.00   56,256.57  11/01/97    499.10  42.11    190,000.00   5.195
  139      356   234,650.00  233,854.63  12/01/97  1,541.49  95.00    247,000.00   5.695
  140      355   293,880.00  292,483.53  10/01/97  2,004.78  93.30    315,000.00   6.070
  141      355   572,000.00  569,075.05  10/01/97  3,757.64  80.00    715,000.00   5.695
  142      356   113,600.00  113,128.92  11/01/97    755.79  80.00    142,000.00   5.820
  143      356   230,000.00  228,949.04  11/01/97  1,453.76  59.74    385,000.00   5.320
  144      355   348,000.00  346,220.47  10/01/97  2,286.12  74.84    465,000.00   5.695
  145      354   550,000.00  547,187.56  10/01/97  3,613.11  67.07    820,000.00   5.695
  146      355   380,000.00  378,149.38  10/01/97  2,560.14  69.09    550,000.00   5.945
  147      357   240,000.00  239,206.17  12/01/97  1,596.73  80.00    300,000.00   5.820
  148      354   450,175.00  447,982.65  10/01/97  3,032.92  75.03    600,000.00   5.945
  149      356   500,000.00  497,769.79  11/01/97  3,201.56  80.00    625,000.00   5.445
  150      356   280,000.00  278,867.02  11/01/97  1,886.42  80.00    350,000.00   5.945
  151      355   224,000.00  223,000.88  11/01/97  1,434.30  80.00    280,000.00   5.445
  152      357   348,750.00  347,596.45  12/01/97  2,320.25  75.00    465,000.00   5.820
  153      356   167,250.00  166,539.32  11/01/97  1,098.72  45.82    365,000.00   5.695
  154      356   700,000.00  697,025.65  11/01/97  4,598.51  51.85  1,350,000.00   5.695
  155      355   144,842.00  144,195.94  11/01/97    927.44  95.00    152,465.00   5.445
  156      355   187,200.00  186,364.98  11/01/97  1,198.67  90.00    208,000.00   5.445
  157      358   193,800.00  193,320.63  01/01/98  1,289.36  95.00    204,000.00   5.820
  158      356   520,000.00  517,913.74  12/01/97  3,117.67  80.00    650,000.00   4.820
  159      356   113,000.00  112,531.41  11/01/97    751.80  44.31    255,000.00   5.820
  160      356   750,000.00  746,734.78  11/01/97  4,864.49  62.50  1,200,000.00   5.570
  161      355   500,000.00  497,875.46  11/01/97  3,284.65  59.52    840,000.00   5.695
  162      356   304,800.00  303,536.09  11/01/97  2,027.85  79.17    385,000.00   5.820
  163      358   240,000.00  239,345.55  01/01/98  1,516.97  80.00    300,000.00   5.320
  164      356   141,600.00  140,998.29  11/01/97    930.22  80.00    177,000.00   5.695
  165      355   103,550.00  103,020.50  10/01/97    680.25  95.00    109,000.00   5.695
  166      356   252,000.00  250,702.71  11/01/97  1,490.68  61.92    407,000.00   4.695
  167      358   247,100.00  246,618.43  02/01/98  1,501.41  79.99    308,896.00   4.945
  168      357   200,000.00  199,305.37  12/01/97  1,297.20  80.00    250,000.00   5.570
  169      356   370,000.00  368,805.88  12/01/97  2,492.76  59.68    620,000.00   5.945
  170      357   150,000.00  149,338.71  12/01/97    851.69  70.75    212,000.00   4.320
  171      358    90,000.00   89,771.86  01/01/98    591.24  39.56    227,500.00   5.695
  172      356   169,400.00  168,662.48  11/01/97  1,098.73  70.58    240,000.00   5.570
  173      357   145,000.00  144,496.40  12/01/97    940.47  89.51    161,990.00   5.570
  174      359   276,300.00  275,470.14  02/01/98  1,792.08  90.00    307,000.00   5.570
  175      357   262,600.00  261,406.73  12/01/97  1,769.19  79.58    330,000.00   5.945

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  116     2      1      N         N                  Y       3    0001      799,335    1697606  0    1697606    0001     Y
  117     2      1      N         N                  Y       1    0001      728,399    1704899  0    1704899    0001     Y
  118     1      1      N         N                  Y       1    0001    2,253,516    1708379  0    1708379    0001     Y
  119     3      1      N         N                  Y       1    0001      498,161    1711415  0    1711415    0001     Y
  120     1      1      N         N                  Y       1    0001    1,581,864    1723204  0    1723204    0001     Y
  121     2      1      N         N                  Y       1    0001      596,235    1725357  0    1725357    0001     Y
  122     1      1      N         N                  Y       1    0001    1,435,000    1733484  0    1733484    0001     Y
  123     2      1      N         N                  Y       1    0001    1,234,997    1733773  0    1733773    0001     Y
  124     1      1      N         N                  Y       1    0001    1,167,962    1733906  0    1733906    0001     Y
  125     2      1      N         N                  Y       1    0001    1,397,121    1737147  0    1737147    0001     Y
  126     1      1      N         N                  Y       1    0001      405,542    1737303  0    1737303    0001     Y
  127     1      1      N         N                  Y       1    0001    1,386,962    1737634  0    1737634    0001     Y
  128     1      1      N         N                  Y       3    0001    1,509,061    1738053  0    1738053    0001     Y
  129     1      1      N         N                  Y       1    0001    1,244,813    1738715  0    1738715    0001     Y
  130     1      1      N         N                  Y       3    0001    1,069,915    1740901  0    1740901    0001     Y
  131     1      1      N         N                  Y       1    0001    3,745,517    1740976  0    1740976    0001     Y
  132     1      1      N         N                  Y       3    0001    2,188,623    1742584  0    1742584    0001     Y
  133     2      1      N         N                  Y       1    0001    1,540,427    1742618  0    1742618    0001     Y
  134     1      1      N         N                  Y       1    0001    1,007,748    1742899  0    1742899    0001     Y
  135     1      1      N         N                  Y       1    0001    1,603,096    1743657  0    1743657    0001     Y
  136     3      1      N         N                  Y       2    0001      641,669    1743947  0    1743947    0001     Y
  137     1      1      N         N                  Y       3    0001      829,484    1744994  0    1744994    0001     Y
  138     1      1      N         N                  Y       1    0001      292,253    1745728  0    1745728    0001     Y
  139     1      1      N         N                  Y       1    0001    1,331,802    1746551  0    1746551    0001     Y
  140     2      1      N         N                  Y       3    0001    1,775,375    1746809  0    1746809    0001     Y
  141     1      1      N         N                  Y       3    0001    3,240,882    1746825  0    1746825    0001     Y
  142     1      1      N         N                  Y       1    0001      658,410    1746932  0    1746932    0001     Y
  143     1      1      N         N                  Y       1    0001    1,218,009    1747468  0    1747468    0001     Y
  144     1      1      N         N                  Y       3    0001    1,971,726    1747757  0    1747757    0001     Y
  145     1      1      N         N                  Y       3    0001    3,116,233    1747906  0    1747906    0001     Y
  146     1      1      N         N                  Y       3    0001    2,248,098    1747914  0    1747914    0001     Y
  147     1      1      N         N                  Y       1    0001    1,392,180    1748664  0    1748664    0001     Y
  148     1      1      N         N                  Y       2    0001    2,663,257    1749159  0    1749159    0001     Y
  149     1      1      N         N                  Y       1    0001    2,710,357    1749175  0    1749175    0001     Y
  150     1      1      N         N                  Y       1    0001    1,657,864    1749332  0    1749332    0001     Y
  151     1      1      N         N                  Y       1    0001    1,214,240    1749621  0    1749621    0001     Y
  152     1      1      N         N                  Y       3    0001    2,023,011    1749647  0    1749647    0001     Y
  153     1      1      N         N                  Y       3    0001      948,441    1749779  0    1749779    0001     Y
  154     1      1      N         N                  Y       3    0001    3,969,561    1749795  0    1749795    0001     Y
  155     1      1      N         N                  Y       1    0001      785,147    1749886  0    1749886    0001     Y
  156     1      1      N         N                  Y       1    0001    1,014,757    1750710  0    1750710    0001     Y
  157     1      1      N         N                  Y       1    0001    1,125,126    1750876  0    1750876    0001     Y
  158     1      1      N         N                  Y       1    0001    2,496,344    1751049  0    1751049    0001     Y
  159     1      1      N         N                  Y       2    0001      654,933    1751387  0    1751387    0001     Y
  160     1      1      N         N                  Y       2    0001    4,159,313    1751437  0    1751437    0001     Y
  161     1      1      N         N                  Y       3    0001    2,835,401    1751452  0    1751452    0001     Y
  162     2      1      N         N                  Y       3    0001    1,766,580    1751478  0    1751478    0001     Y
  163     1      1      N         N                  Y       1    0001    1,273,318    1751726  0    1751726    0001     Y
  164     2      1      N         N                  Y       3    0001      802,985    1752252  0    1752252    0001     Y
  165     1      1      N         N                  Y       1    0001      586,702    1752500  0    1752500    0001     Y
  166     1      1      N         N                  Y       3    0001    1,177,049    1753151  0    1753151    0001     Y
  167     1      1      N         N                  Y       1    0001    1,219,528    1753342  0    1753342    0001     Y
  168     1      1      N         N                  Y       1    0001    1,110,131    1753995  0    1753995    0001     Y
  169     1      1      N         N                  Y       3    0001    2,192,551    1754159  0    1754159    0001     Y
  170     1      1      N         N                  Y       2    0001      645,143    1754738  0    1754738    0001     Y
  171     1      1      N         N                  Y       1    0001      511,251    1755651  0    1755651    0001     Y
  172     1      1      N         N                  Y       3    0001      939,450    1756113  0    1756113    0001     Y
  173     1      1      N         N                  Y       1    0001      804,845    1756717  0    1756717    0001     Y
  174     1      1      N         N                  Y       1    0001    1,534,369    1757079  0    1757079    0001     Y
  175     1      1      N         N                  Y       3    0001    1,554,063    1757699  0    1757699    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  176   1757707 WASHINGTON     DC     20007     01   2.875   11.625    2.875    360
  177   1758267 ANNAPOLIS      MD     21401     01   2.875   12.750    2.875    360
  178   1758325 ARLINGTON      VA     22205     01   2.875   12.375    2.875    360
  179   1759448 BETHESDA       MD     20814     01   2.875   12.750    2.875    360
  180   1760388 WASHINGTON     DC     20016     01   2.875   12.875    2.875    360
  181   1760727 GAITHERSBUR    MD     20878     01   2.875   12.875    2.875    360
  182   1760867 OAKTON         VA     22124     01   3.000   12.875    3.000    360
  183   1761527 HAGERSTOWN     MD     21740     01   2.875   12.000    2.875    360
  184   1761758 DAMASCUS       MD     20872     01   2.875   12.625    2.875    360
  185   1762665 VIENNA         VA     22180     01   2.875   12.625    2.875    360
  186   1762822 GREAT FALLS    VA     22066     01   2.875   13.625    2.875    360
  187   1762905 CLARKSVILLE    MD     21029     01   2.875   12.375    2.875    360
  188   1762988 ALEXANDRIA     VA     22304     01   3.000   13.250    3.000    360
  189   1763697 WASHINGTON     DC     20007     01   2.875   12.375    2.875    360
  190   1763754 BETHESDA       MD     20817     01   2.875   12.625    2.875    360
  191   1764422 STERLING       VA     20165     01   2.875   12.750    2.875    360
  192   1765080 FALLS CHURC    VA     22046     01   2.875   12.875    2.875    360
  193   1765098 NEWPORT NEW    VA     23602     01   2.875   12.875    2.875    360
  194   1765494 BETHESDA       MD     20814     01   2.875   12.500    2.875    360
  195   1766104 STERLING       VA     20165     01   2.875   12.875    2.875    360
  196   1766336 CLIFTON        VA     20124     01   2.875   12.125    2.875    360
  197   1766427 GAINESVILLE    VA     20155     01   2.875   12.125    2.875    360
  198   1767086 ANNAPOLIS      MD     21403     01   2.875   12.750    2.875    360
  199   1767334 COCKEYSVILL    MD     21030     01   2.875   12.500    2.875    180
  200   1769017 QUEENSTOWN     MD     21658     01   2.875   12.625    2.875    360
  201   1769397 HAMPTON        VA     23669     01   2.875   12.750    2.875    360
  202   1770148 GLENARDEN      MD     20706     01   2.875   10.500    2.875    360
  203   1770395 BETHESDA       MD     20817     01   2.875   12.625    2.875    360
  204   1772094 CHANTILLY      VA     20151     01   2.875   13.125    2.875    360
  205   1772219 HAGERSTOWN     MD     21742     01   2.875   12.500    2.875    360
  206   1773142 GREAT FALLS    VA     22066     01   2.875   11.375    2.875    360
  207   1773332 ROCKVILLE      MD     20852     01   2.875   12.500    2.875    360
  208   1773753 POTOMAC        MD     20854     01   2.875   12.750    2.875    360
  209   1775048 LEESBURG       VA     20175     01   2.875   12.875    2.875    360
  210   1777150 BETHESDA       MD     20817     01   2.875   12.375    2.875    360
  211   1777234 ANNAPOLIS      MD     21401     01   2.875   12.750    2.875    360
  212   1777424 ROCKVILLE      MD     20855     01   2.875   12.625    2.875    360
  213   1777507 CLIFTON        VA     20124     01   2.875   12.750    2.875    360
  214   1778265 MANCHESTER     MD     21102     01   2.875   12.875    2.875    360
  215   1779560 WASHINGTON     DC     20011     01   3.650   13.775    3.650    360
  216   1783976 BETHESDA       MD     20817     01   2.785   12.250    2.785    360
  217   4611265 GAITHERSBUR    MD     20879     01   3.000   14.750    3.000    480
  218   4623542 WOODBRIDGE     VA     22193     01   2.750   13.500    2.750    360
  219   4640538 WASHINGTON     DC     20007     01   2.750   11.750    2.750    360
  220   4642922 IJAMSVILLE     MD     21754     01   2.750   12.125    2.750    360
  221   4643383 WASHINGTON     DC     20007     01   2.750   12.125    2.750    360
  222   4646691 HERNDON        VA     22070     01   3.000   12.625    3.000    360
  223   4648077 WASHINGTON     DC     20009     01   3.000   13.375    3.000    360
  224   4649554 GAITHERSBUR    MD     20877     01   3.000   13.625    3.000    360
  225   4649877 BALTIMORE      MD     21212     01   3.000   13.500    3.000    360
  226   4650560 WASHINGTON     DC     20003     01   2.750   13.500    2.750    360
  227   4651527 ALEXANDRIA     VA     22304     01   3.000   13.625    3.000    360
  228   4651774 WASHINGTON     DC     20011     01   3.000   13.875    3.000    360
  229   4652095 MANASSAS       VA     22110     01   3.000   13.875    3.000    360
  230   4652889 ALEXANDRIA     VA     22302     01   2.750   12.875    2.750    360
  231   4653739 WASHINGTON     DC     20007     01   2.750   13.625    2.750    360
  232   4653853 ALEXANDRIA     VA     22302     01   2.750   13.750    2.750    360
  233   4654133 CROFTON        MD     21114     01   2.750   13.500    2.750    360
  234   4656062 BURKE          VA     22015     01   2.750   13.625    2.750    360
  235   4658571 WASHINGTON     DC     20016     01   2.750   14.125    2.750    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  176      358   399,000.00   397,714.05 01/01/98  2,296.87  49.88    800,000.00   4.445
  177      357   368,000.00   366,721.87 12/01/97  2,386.85  80.00    460,000.00   5.570
  178      358   192,000.00   191,463.65 01/01/98  1,197.84  80.00    240,000.00   5.195
  179      356   252,000.00   251,124.77 12/01/97  1,634.47  80.00    315,000.00   5.570
  180      358   572,000.00   570,061.16 01/01/98  3,757.64  80.00    715,000.00   5.695
  181      359   230,439.00   230,050.67 02/01/98  1,513.83  80.00    288,049.00   5.695
  182      357   237,500.00   236,694.98 12/01/97  1,560.21  66.90    355,000.00   5.695
  183      358   134,000.00   133,597.79 01/01/98    803.40  79.29    169,000.00   4.820
  184      358   140,000.00   139,752.27 02/01/98    896.44  80.00    175,000.00   5.445
  185      356   148,800.00   148,270.48 12/01/97    952.79  80.00    186,000.00   5.445
  186      358   408,000.00   407,295.44 02/01/98  2,646.29  80.00    510,000.00   5.570
  187      357   400,000.00   398,506.22 12/01/97  2,495.48  72.73    550,000.00   5.195
  188      359   285,000.00   284,553.99 02/01/98  1,944.21  95.00    300,000.00   6.070
  189      358   400,000.00   398,882.64 01/01/98  2,495.48  47.06    850,000.00   5.195
  190      358   554,500.00   553,024.20 01/01/98  3,550.53  75.44    735,000.00   5.445
  191      356   202,140.00   201,437.93 12/01/97  1,311.08  80.00    252,675.00   5.570
  192      358   232,000.00   231,411.91 01/01/98  1,524.08  74.84    310,000.00   5.695
  193      358   156,750.00   156,352.60 01/01/98  1,029.74  88.81    176,500.00   5.695
  194      358   198,000.00   197,460.09 01/01/98  1,251.50  76.15    260,000.00   5.320
  195      359   208,000.00   206,643.77 02/01/98  1,366.42  67.10    310,000.00   5.695
  196      358   213,200.00   212,784.50 02/01/98  1,295.43  80.00    266,500.00   4.945
  197      359   148,000.00   147,711.56 02/01/98    899.27  80.00    185,000.00   4.945
  198      359   131,500.00   131,272.92 02/01/98    852.91  54.34    242,000.00   5.570
  199      178   173,000.00   171,078.73 01/01/98  1,507.02  28.13    615,000.00   5.320
  200      359   209,000.00   208,630.19 02/01/98  1,338.25  76.00    275,000.00   5.445
  201      359    75,700.00    75,569.28 02/01/98    490.99  62.05    122,000.00   5.570
  202      358    94,000.00    93,627.24 01/01/98    476.29  73.44    128,000.00   3.320
  203      359   660,000.00   658,832.17 02/01/98  4,226.06  57.39  1,150,000.00   5.445
  204      359   227,050.00   226,685.78 02/01/98  1,529.68  95.00    239,000.00   5.945
  205      359   101,500.00   101,315.98 02/01/98    641.55  79.98    126,900.00   5.320
  206      360   387,000.00   386,545.64 03/01/98  2,107.17  51.60    750,000.00   3.945
  207      360   273,600.00   273,352.66 03/01/98  1,729.34  80.00    342,000.00   5.320
  208      359   500,000.00   499,136.58 02/01/98  3,243.00  80.00    625,000.00   5.570
  209      360   202,400.00   202,229.95 03/01/98  1,329.63  80.00    253,000.00   5.695
  210      360   183,750.00   183,579.80 03/01/98  1,146.37  75.00    245,000.00   5.195
  211      358   227,000.00   226,608.02 02/01/98  1,472.32  74.92    303,000.00   5.570
  212      360   516,000.00   515,544.74 03/01/98  3,304.01  80.00    645,000.00   5.445
  213      360   320,000.00   319,724.48 03/01/98  2,075.52  64.00    500,000.00   5.570
  214      360   180,000.00   179,848.77 03/01/98  1,182.48  80.00    225,000.00   5.695
  215      359   236,550.00   236,216.70 02/01/98  1,698.76  95.00    249,000.00   6.195
  216      360 1,000,000.00   999,051.15 03/01/98  6,157.18  72.73  1,375,000.00   5.070
  217      404   213,750.00   205,191.12 11/01/91  1,545.34  95.00    225,000.00   7.320
  218      299   100,000.00    94,060.58 01/01/93    743.13  89.69    111,500.00   7.070
  219      309   212,500.00   199,769.98 12/01/93  1,579.69  85.00    250,000.00   7.195
  220      311   166,500.00   157,933.54 02/01/94  1,233.24  90.00    185,000.00   7.070
  221      311   108,000.00   102,449.33 02/01/94    799.98  90.00    120,000.00   7.070
  222      314    92,150.00    87,658.97 05/01/94    667.85  95.00     97,000.00   6.820
  223      316   113,050.00   108,772.12 07/01/94    901.45  95.00    119,000.00   7.820
  224      318   181,450.00   175,068.13 09/01/94  1,418.30  95.00    191,000.00   7.570
  225      318   146,500.00   141,347.56 09/01/94  1,145.11  94.49    155,045.00   7.570
  226      317   123,200.00   118,159.69 08/01/94    947.87  72.47    170,000.00   7.445
  227      320   159,600.00   153,981.66 10/01/94  1,218.97  95.00    168,000.00   7.320
  228      318   161,500.00   155,865.34 09/01/94  1,263.25  95.00    170,000.00   7.570
  229      320   146,300.00   141,397.72 10/01/94  1,119.36  95.00    154,000.00   7.320
  230      319   168,100.00   161,640.47 10/01/94  1,253.11  94.99    176,970.00   7.070
  231      320   194,750.00   187,429.73 11/01/94  1,451.77  95.00    205,000.00   7.070
  232      319   162,500.00   156,614.01 10/01/94  1,214.14  94.98    171,090.00   7.070
  233      320   173,100.00   166,617.06 11/01/94  1,290.56  78.95    219,245.00   7.070
  234      319   117,700.00   112,272.07 11/01/94    871.44  95.00    123,900.00   7.070
  235      322   156,750.00   151,351.08 01/01/95  1,170.30  95.00    165,000.00   7.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  176     1      1      N         N                  Y       3     0001   1,767,839    1757707  0    1757707    0001     Y
  177     1      1      N         N                  Y       1     0001   2,042,641    1758267  0    1758267    0001     Y
  178     1      1      N         N                  Y       3     0001     994,654    1758325  0    1758325    0001     Y
  179     1      1      N         N                  Y       2     0001   1,398,765    1759448  0    1759448    0001     Y
  180     1      1      N         N                  Y       1     0001   3,246,498    1760388  0    1760388    0001     Y
  181     1      1      N         N                  Y       1     0001   1,310,139    1760727  0    1760727    0001     Y
  182     1      1      N         N                  Y       2     0001   1,347,978    1760867  0    1760867    0001     Y
  183     1      1      N         N                  Y       1     0001     643,941    1761527  0    1761527    0001     Y
  184     1      1      N         N                  Y       3     0001     760,951    1761758  0    1761758    0001     Y
  185     1      1      N         N                  Y       1     0001     807,333    1762665  0    1762665    0001     Y
  186     1      1      N         N                  Y       1     0001   2,268,636    1762822  0    1762822    0001     Y
  187     1      1      N         N                  Y       3     0001   2,070,240    1762905  0    1762905    0001     Y
  188     1      1      N         N                  Y       3     0001   1,727,243    1762988  0    1762988    0001     Y
  189     1      1      N         N                  Y       2     0001   2,072,195    1763697  0    1763697    0001     Y
  190     1      1      N         N                  Y       2     0001   3,011,217    1763754  0    1763754    0001     Y
  191     1      1      N         N                  Y       1     0001   1,122,009    1764422  0    1764422    0001     Y
  192     1      1      N         N                  Y       3     0001   1,317,891    1765080  0    1765080    0001     Y
  193     1      1      N         N                  Y       3     0001     890,428    1765098  0    1765098    0001     Y
  194     1      1      N         N                  Y       2     0001   1,050,488    1765494  0    1765494    0001     Y
  195     1      1      N         N                  Y       2     0001   1,176,836    1766104  0    1766104    0001     Y
  196     1      1      N         N                  Y       1     0001   1,052,219    1766336  0    1766336    0001     Y
  197     1      1      N         N                  Y       1     0001     730,434    1766427  0    1766427    0001     Y
  198     1      1      N         N                  Y       2     0001     731,190    1767086  0    1767086    0001     Y
  199     1      1      N         N                  Y       2     0001     910,139    1767334  0    1767334    0001     Y
  200     1      1      N         N                  Y       2     0001   1,135,991    1769017  0    1769017    0001     Y
  201     1      1      N         N                  Y       3     0001     420,921    1769397  0    1769397    0001     Y
  202     1      1      N         N                  Y       2     0001     310,842    1770148  0    1770148    0001     Y
  203     1      1      N         N                  Y       2     0001   3,587,341    1770395  0    1770395    0001     Y
  204     1      1      N         N                  Y       1     0001   1,347,647    1772094  0    1772094    0001     Y
  205     1      1      N         N                  Y       1     0001     539,001    1772219  0    1772219    0001     Y
  206     1      1      N         N                  Y       3     0001   1,524,923    1773142  0    1773142    0001     Y
  207     1      1      N         N                  Y       2     0001   1,454,236    1773332  0    1773332    0001     Y
  208     1      1      N         N                  Y       2     0001   2,780,191    1773753  0    1773753    0001     Y
  209     1      1      N         N                  Y       1     0001   1,151,700    1775048  0    1775048    0001     Y
  210     1      1      N         N                  Y       3     0001     953,697    1777150  0    1777150    0001     Y
  211     1      1      N         N                  Y       3     0001   1,262,207    1777234  0    1777234    0001     Y
  212     1      1      N         N                  Y       1     0001   2,807,141    1777424  0    1777424    0001     Y
  213     1      1      N         N                  Y       3     0001   1,780,865    1777507  0    1777507    0001     Y
  214     1      1      N         N                  Y       3     0001   1,024,239    1778265  0    1778265    0001     Y
  215     1      1      Y         N                  Y       1     0001   1,463,362    1779560  0    1779560    0001     Y
  216     1      1      N         N                  Y       3     0001   5,065,189    1783976  0    1783976    0001     Y
  217     1      1      N         N                  Y       1     0001   1,501,999    4611265  0    4611265    0001     Y
  218     2      1      N         N                  Y       2     0001     665,008    4623542  0    4623542    0001     Y
  219     3      1      N         N                  Y       1     0001   1,437,345    4640538  0    4640538    0001     Y
  220     1      1      N         N                  Y       2     0001   1,116,590    4642922  0    4642922    0001     Y
  221     3      1      N         N                  Y       2     0001     724,317    4643383  0    4643383    0001     Y
  222     1      1      N         N                  Y       1     0001     597,834    4646691  0    4646691    0001     Y
  223     3      1      N         N                  Y       1     0001     850,598    4648077  0    4648077    0001     Y
  224     1      1      N         N                  Y       1     0001   1,325,266    4649554  0    4649554    0001     Y
  225     2      1      N         N                  Y       1     0001   1,070,001    4649877  0    4649877    0001     Y
  226     2      1      N         N                  Y       2     0001     879,699    4650560  0    4650560    0001     Y
  227     1      1      N         N                  Y       1     0001   1,127,146    4651527  0    4651527    0001     Y
  228     1      1      N         N                  Y       1     0001   1,179,901    4651774  0    4651774    0001     Y
  229     1      1      N         N                  Y       1     0001   1,035,031    4652095  0    4652095    0001     Y
  230     3      1      N         N                  Y       1     0001   1,142,798    4652889  0    4652889    0001     Y
  231     3      1      N         N                  Y       1     0001   1,325,128    4653739  0    4653739    0001     Y
  232     3      1      N         N                  Y       1     0001   1,107,261    4653853  0    4653853    0001     Y
  233     1      1      N         N                  Y       1     0001   1,177,983    4654133  0    4654133    0001     Y
  234     1      1      N         N                  Y       1     0001     793,764    4656062  0    4656062    0001     Y
  235     3      1      N         N                  Y       1     0001   1,070,052    4658571  0    4658571    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  236   4658860 CENTREVILLE    VA     22020     01   2.750   14.500    2.750    360
  237   4661849 HERNDON        VA     22070     01   5.750   24.000    5.750    360
  238   4662052 GERMANTOWN     MD     20876     01   2.750   13.250    2.750    360
  239   4878534 LANDOVER       MD     20785     01   2.750   14.500    2.750    360
  240   5022264 KENNESAW       GA     30144     01   3.625   14.750    3.625    360
  241   5022272 KENNESAW       GA     30144     01   3.625   14.750    3.625    360
  242   5038385 ATLANTA        GA     30318     01   3.000   14.875    3.000    360
  243   5041413 TEMPE          AZ     85282     01   2.500   14.750    2.500    360
  244   5049846 MESQUITE       TX     75150     01   3.625   14.875    3.625    360
  245   5050257 LAWRENCEVIL    GA     30245     01   3.625   14.875    3.625    360
  246   5050265 LAWRENCEVIL    GA     30245     01   3.625   14.875    3.625    360
  247   5053251 ATLANTA        GA     30342     01   3.000   15.750    3.000    360
  248   5054853 WEST PALM B    FL     33414     01   3.000   15.750    3.000    360
  249   5055413 BETHESDA       MD     20814     01   3.000   15.750    3.000    360
  250   5064761 ACWORTH        GA     30101     01   3.625   14.875    3.625    360
  251   5068879 RESTON         VA     22091     01   2.750 uncapped    2.750    360
  252   5082508 CHAMBLEE       GA     30341     01   2.625   15.250    2.625    360
  253   5082755 MIDLOTHIAN     TX     76065     01   2.625   15.750    2.625    360
  254   5084421 PHOENIX        AZ     85032     01   2.625   14.875    2.625    360
  255   5085717 MARIETTA       GA     30067     01   2.625   14.875    2.625    360
  256   5092846 BOCA RATON     FL     33431     01   3.000   14.875    3.000    360
  257   5092879 WOODBRIDGE     VA     22192     01   3.000   15.375    3.000    360
  258   5094040 BOCA RATON     FL     33432     01   2.750   14.875    2.750    360
  259   5094438 MARIETTA       GA     30066     01   2.750   14.875    2.750    360
  260   5095294 MARIETTA       GA     30062     01   2.750   14.875    2.750    360
  261   5901756 MIDLOTHIAN     VA     23112     01   2.875   12.250    2.875    360
  262   5902010 ASHEVILLE      NC     28803     01   2.875   13.375    2.875    360
  263   5902200 GREENSBORO     NC     27455     01   3.000   13.875    3.000    360
  264   5902739 MECHANICSVI    VA     23116     01   2.875   12.250    2.875    360
  265   5902887 BOONES MILL    VA     24065     01   3.000   13.625    3.000    360
  266   5903620 ROANOKE        VA     24019     01   3.000   13.875    3.000    360
  267   5904420 MANASSAS PA    VA     22111     01   2.875   13.875    2.875    360
  268   5905070 CHARLOTTE      NC     28226     01   3.000   12.500    3.000    360
  269   5905468 DURHAM         NC     27713     01   3.000   13.875    3.000    360
  270   5906243 WASHINGTON     DC     20010     01   2.875   12.750    2.875    360
  271   5906383 NEWLAND        NC     28657     01   3.000   13.625    3.000    360
  272   5908785 ACCOKEEK       MD     20607     01   3.000   13.750    3.000    360
  273   5909510 WASHINGTON     DC     20009     01   3.000   13.250    3.000    360
  274   5913025 LEWISVILLE     NC     27023     01   3.000   13.375    3.000    360
  275   5913199 MONTPELIER     VA     23192     01   2.875   12.000    2.875    360
  276   5914221 MARIETTA       GA     30066     01   3.000   13.375    3.000    360
  277   5914973 RALEIGH        NC     27615     01   3.000   13.125    3.000    360
  278   5915129 LUSBY          MD     20657     01   3.000   13.125    3.000    360
  279   5916457 CHARLOTTE      NC     28269     01   2.875   13.125    2.875    360
  280   5916564 LANCASTER      VA     22503     01   3.000   13.500    3.000    360
  281   5917638 CLEARBROOK     VA     22624     01   3.000   12.875    3.000    360
  282   5919469 PRINCE FRED    MD     20678     01   3.000   12.125    3.000    360
  283   5920228 CHARLOTTE      NC     28269     01   3.000   13.375    3.000    360
  284   5920442 WILMINGTON     NC     28403     01   3.000   12.000    3.000    360
  285   5920715 ADVANCE        NC     27006     01   3.000   12.375    3.000    360
  286   5921267 ROCKVILLE      MD     20852     01   3.000   13.250    3.000    360
  287   5922356 BURGAW         NC     28425     01   3.000   12.000    3.000    360
  288   5925003 SILVER SPRI    MD     20902     01   3.000   12.125    3.000    360
  289   5925086 BEL AIR        MD     21015     01   3.000   13.375    3.000    360
  290   5925664 GAITHERSBUR    MD     20879     01   2.875   13.500    2.875    360
  291   5928411 WINSTON SAL    NC     27106     01   3.000   12.125    3.000    360
  292   5928536 WINSTON SAL    NC     27127     01   3.375   13.875    3.375    360
  293   5929765 ALEXANDRIA     VA     22314     01   3.000   13.750    3.000    360
  294   5929773 RICHMOND       VA     23233     01   3.000   11.875    3.000    360
  295   5933114 STRASBURG      VA     22657     01   3.000   14.125    3.000    360

                                     D-13

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  236      322   149,150.00   145,035.13 01/01/95  1,121.46  95.00  157,000.00    7.070
  237      333   148,400.00   146,810.71 12/01/95  1,455.11  70.00  212,000.00   10.195
  238      333   184,800.00   180,416.06 12/01/95  1,260.67  80.00  231,000.00    6.070
  239      322   102,000.00    98,974.64 01/01/95    765.31  80.00  127,500.00    7.070
  240       63    48,150.00    41,041.75 06/01/83    420.25  90.00   53,500.00    8.070
  241       63    46,800.00    39,872.92 06/01/83    408.28  90.00   52,000.00    8.070
  242      188    64,350.00    54,568.86 11/01/83    539.62  92.59   69,500.00    7.695
  243      189    62,000.00    59,690.15 12/01/83    557.91  77.50   80,000.00    6.820
  244       11    67,950.00    61,696.26 03/01/84    618.19  90.00   75,500.00    8.070
  245       12    81,000.00    77,685.42 03/01/84    778.40  90.00   90,000.00    8.070
  246       12    81,000.00    77,685.41 03/01/84    778.40  90.00   90,000.00    8.070
  247      193    68,000.00    60,028.64 04/01/84    577.45  80.00   85,000.00    7.445
  248      194    65,000.00    60,615.81 05/01/84    577.16  51.38  126,500.00    7.320
  249      194    48,000.00    44,771.06 05/01/84    426.29  80.00   60,000.00    7.320
  250       16    51,200.00    49,945.20 07/01/84    507.47  89.98   56,900.00    8.445
  251      199    53,650.00    44,330.25 10/01/84    413.79  94.96   56,500.00    7.195
  252      204    55,100.00    45,540.73 03/01/85    416.83  93.39   59,000.00    7.070
  253      205    85,000.00    80,225.23 04/01/85    732.63  79.44  107,000.00    7.070
  254      204    40,000.00    25,496.28 04/01/85    227.13  55.00   72,727.00    6.695
  255      206    71,250.00    58,812.40 05/01/85    531.47  95.00   75,000.00    6.945
  256      210    53,000.00    45,441.48 09/01/85    424.29  66.25   80,000.00    7.570
  257      209   208,000.00   192,251.70 08/01/85  1,813.50  79.85  260,500.00    7.695
  258      210    25,000.00    21,195.58 09/01/85    194.66  33.33   75,000.00    7.320
  259      210    67,450.00    56,750.27 09/01/85    521.20  89.93   75,000.00    7.320
  260      211   104,000.00    88,220.45 10/01/85    801.82  80.00  130,000.00    7.195
  261      344   135,750.00   133,684.63 11/01/96  1,015.97  82.27  165,000.00    7.070
  262      344    76,000.00    74,941.97 11/01/96    518.45  80.00   95,000.00    6.070
  263      344   113,800.00   112,326.26 11/01/96    805.47  95.00  119,790.00    6.445
  264      344   164,700.00   161,947.77 11/01/96  1,175.06  90.00  183,000.00    6.570
  265      345    80,000.00    78,954.79 12/01/96    545.75  79.21  101,000.00    6.070
  266      344    95,600.00    94,331.61 11/01/96    668.45  74.98  127,500.00    6.320
  267      346   166,000.00   163,973.12 12/01/96  1,132.42  89.73  185,000.00    6.070
  268      345   207,000.00   204,136.45 12/01/96  1,585.85  90.00  230,000.00    7.320
  269      344   161,950.00   159,903.18 11/01/96  1,160.23  94.99  170,500.00    6.570
  270      344   147,250.00   144,901.69 11/01/96  1,076.19  95.00  155,000.00    6.820
  271      347    69,000.00    68,250.31 02/01/97    488.38  71.13   97,000.00    6.445
  272      345   174,300.00   172,075.37 12/01/96  1,218.74  94.99  183,500.00    6.320
  273      345   156,800.00   154,650.98 12/01/96  1,043.20  80.00  196,000.00    5.820
  274      346   207,000.00   204,411.04 01/01/97  1,394.60  79.62  260,000.00    5.945
  275      347   184,800.00   182,015.26 02/01/97  1,286.60  80.00  231,000.00    6.320
  276      347   152,050.00   150,237.27 02/01/97  1,011.60  94.97  160,100.00    5.820
  277      347    63,000.00    62,137.90 02/01/97    413.87  72.41   87,000.00    5.695
  278      347   134,000.00   130,039.72 02/01/97    891.51  78.82  170,000.00    5.820
  279      347   193,350.00   190,989.10 02/01/97  1,270.18  95.00  203,535.00    5.695
  280      350    33,750.00    33,451.43 05/01/97    230.24  75.00   45,000.00    6.070
  281      347   208,000.00   205,460.23 02/01/97  1,366.42  80.00  260,000.00    5.695
  282      347   212,000.00   209,096.11 02/01/97  1,567.54  80.00  265,000.00    6.945
  283      346   138,950.00   135,422.82 01/01/97    924.44  94.97  146,310.00    5.820
  284      347   104,000.00   101,104.80 02/01/97    752.23  80.00  130,000.00    6.820
  285      347   108,300.00   106,914.09 02/01/97    820.09  95.00  114,000.00    7.195
  286      349   184,000.00   182,130.87 04/01/97  1,224.16  80.00  230,000.00    5.820
  287      348    51,200.00    50,534.20 02/01/97    374.20  80.00   64,000.00    6.820
  288      348   205,000.00   202,395.80 03/01/97  1,516.21  89.52  229,000.00    6.945
  289      356   562,400.00   560,233.83 11/01/97  3,884.36  79.89  704,000.00    6.195
  290      347   207,000.00   204,532.26 02/01/97  1,377.18  94.95  218,000.00    5.820
  291      348   204,000.00   201,408.56 03/01/97  1,508.82  80.00  255,000.00    6.945
  292      348   158,650.00   157,060.54 03/01/97  1,109.31  95.00  167,000.00    6.320
  293      348   109,250.00   108,207.69 03/01/97    782.69  95.00  115,000.00    6.570
  294      355    72,900.00    72,426.84 09/01/97    419.66  90.00   81,000.00    4.445
  295      351   127,300.00   126,441.44 06/01/97    945.20  95.00  134,000.00    6.945

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  236     1      1      N         N                  Y       1    0001    1,025,398    4658860  0    4658860    0001     Y
  237     2      2      N         N                  N       1    0001    1,496,735    4661849  0    4661849    0001     N
  238     3      3      N         N                  Y       1    0001    1,095,125    4662052  0    4662052    0001     Y
  239     1      1      N         N                  Y       1    0001      699,751    4878534  0    4878534    0001     Y
  240     1      2      N         N                  N       1    0001      331,207    5022264  0    5022264    0001     N
  241     1      2      N         N                  N       1    0001      321,774    5022272  0    5022272    0001     N
  242     2      1      N         N                  N       1    0001      419,907    5038385  0    5038385    0001     N
  243     1      1      N         N                  N       1    0001      407,087    5041413  0    5041413    0001     N
  244     1      2      N         N                  N       1    0001      497,889    5049846  0    5049846    0001     N
  245     5      2      N         N                  N       1    0001      626,921    5050257  0    5050257    0001     N
  246     5      2      N         N                  N       1    0001      626,921    5050265  0    5050265    0001     N
  247     1      1      N         N                  N       1    0001      446,913    5053251  0    5053251    0001     N
  248     1      1      N         N                  N       1    0001      443,708    5054853  0    5054853    0001     N
  249     3      1      N         N                  N       2    0001      327,724    5055413  0    5055413    0001     N
  250     2      2      N         N                  N       1    0001      421,787    5064761  0    5064761    0001     N
  251     3      1      N         N                  Y       1    0001      318,956    5068879  0    5068879    0001     Y
  252     1      1      N         N                  N       1    0001      321,973    5082508  0    5082508    0001     N
  253     1      1      N         N                  N       1    0001      567,192    5082755  0    5082755    0001     N
  254     3      1      N         N                  N       1    0001      170,698    5084421  0    5084421    0001     N
  255     1      1      N         N                  N       1    0001      408,452    5085717  0    5085717    0001     N
  256     1      1      N         N                  N       1    0001      343,992    5092846  0    5092846    0001     N
  257     1      1      N         N                  N       1    0001    1,479,377    5092879  0    5092879    0001     N
  258     1      1      N         N                  N       1    0001      155,152    5094040  0    5094040    0001     N
  259     1      1      N         N                  N       1    0001      415,412    5094438  0    5094438    0001     N
  260     1      1      N         N                  N       1    0001      634,746    5095294  0    5095294    0001     N
  261     1      1      N         N                  Y       2    0001      945,150    5901756  0    5901756    0001     Y
  262     1      1      N         N                  Y       1    0001      454,898    5902010  0    5902010    0001     Y
  263     1      1      N         N                  Y       1    0001      723,943    5902200  0    5902200    0001     Y
  264     1      1      N         N                  Y       1    0001    1,063,997    5902739  0    5902739    0001     Y
  265     1      1      N         N                  Y       3    0001      479,256    5902887  0    5902887    0001     Y
  266     1      1      N         N                  Y       3    0001      596,176    5903620  0    5903620    0001     Y
  267     1      1      N         N                  Y       2    0001      995,317    5904420  0    5904420    0001     Y
  268     1      1      N         N                  Y       2    0001    1,494,279    5905070  0    5905070    0001     Y
  269     1      1      N         N                  Y       1    0001    1,050,564    5905468  0    5905468    0001     Y
  270     2      1      N         N                  Y       1    0001      988,230    5906243  0    5906243    0001     Y
  271     1      1      N         N                  Y       2    0001      439,873    5906383  0    5906383    0001     Y
  272     1      1      N         N                  Y       1    0001    1,087,516    5908785  0    5908785    0001     Y
  273     3      1      N         N                  Y       1    0001      900,069    5909510  0    5909510    0001     Y
  274     1      1      N         N                  Y       3    0001    1,215,224    5913025  0    5913025    0001     Y
  275     1      1      N         N                  Y       3    0001    1,150,336    5913199  0    5913199    0001     Y
  276     1      1      N         N                  Y       1    0001      874,381    5914221  0    5914221    0001     Y
  277     2      1      N         N                  Y       3    0001      353,875    5914973  0    5914973    0001     Y
  278     1      1      N         N                  Y       2    0001      756,831    5915129  0    5915129    0001     Y
  279     1      1      N         N                  Y       1    0001    1,087,683    5916457  0    5916457    0001     Y
  280     1      1      N         N                  Y       3    0001      203,050    5916564  0    5916564    0001     Y
  281     1      1      N         N                  Y       3    0001    1,170,096    5917638  0    5917638    0001     Y
  282     1      1      N         N                  Y       3    0001    1,452,172    5919469  0    5919469    0001     Y
  283     1      1      N         N                  Y       1    0001      788,161    5920228  0    5920228    0001     Y
  284     2      1      N         N                  Y       3    0001      689,535    5920442  0    5920442    0001     Y
  285     2      1      N         N                  Y       1    0001      769,247    5920715  0    5920715    0001     Y
  286     3      1      N         N                  Y       2    0001    1,060,002    5921267  0    5921267    0001     Y
  287     1      1      N         N                  Y       3    0001      344,643    5922356  0    5922356    0001     Y
  288     1      1      N         N                  Y       2    0001    1,405,639    5925003  0    5925003    0001     Y
  289     1      1      N         N                  Y       2    0001    3,470,649    5925086  0    5925086    0001     Y
  290     1      1      N         N                  Y       1    0001    1,190,378    5925664  0    5925664    0001     Y
  291     1      1      N         N                  Y       1    0001    1,398,782    5928411  0    5928411    0001     Y
  292     1      1      N         N                  Y       1    0001      992,623    5928536  0    5928536    0001     Y
  293     3      1      N         N                  Y       1    0001      710,925    5929765  0    5929765    0001     Y
  294     2      1      N         N                  Y       2    0001      321,937    5929773  0    5929773    0001     Y
  295     1      1      N         N                  Y       1    0001      878,136    5933114  0    5933114    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  296   5933619 ALEXANDRIA     VA     22309     01   3.000   13.625    3.000    360
  297   5933742 SILVER SPRI    MD     20906     01   3.000   12.000    3.000    360
  298   5933882 WILMINGTON     NC     28405     01   3.000   12.250    3.000    360
  299   5934294 ANNAPOLIS      MD     21401     01   2.875   13.250    2.875    360
  300   5935390 NEW HOPE       PA     18938     01   3.000   13.750    3.000    360
  301   5936240 DURHAM         NC     27703     01   3.000   13.500    3.000    360
  302   5936315 CLOVER         SC     29710     01   3.000   13.250    3.000    360
  303   5936570 MOCKSVILLE     NC     27028     01   3.000   12.250    3.000    360
  304   5936745 ROANOKE        VA     24019     01   3.000   13.250    3.000    360
  305   5938196 RALEIGH        NC     27610     01   3.000   12.875    3.000    360
  306   5938204 MOCKSVILLE     NC     27028     01   3.000   13.500    3.000    360
  307   5938246 JAMESTOWN      NC     27282     01   2.875   12.125    2.875    360
  308   5938253 WAYNESBORO     VA     22980     01   3.000   13.500    3.000    360
  309   5938501 BALTIMORE      MD     21209     01   3.000   13.500    3.000    360
  310   5938543 OCEAN CITY     MD     21842     01   3.000   13.875    3.000    360
  311   5938774 WILMINGTON     NC     28405     01   3.000   13.500    3.000    360
  312   5938790 STATESVILLE    NC     28677     01   2.875   13.875    2.875    360
  313   5938840 HICKORY        NC     28602     01   2.875   13.500    2.875    360
  314   5938857 ROCKY MOUNT    NC     27803     01   2.875   13.500    2.875    360
  315   5939012 LAURINBURG     NC     28352     01   2.875   13.625    2.875    360
  316   5939046 ROCKVILLE      MD     20850     01   2.875   14.000    2.875    360
  317   5939129 IRMO           SC     29603     01   3.000   14.125    3.000    360
  318   5939541 HICKORY        NC     28602     01   2.875   13.625    2.875    360
  319   5940564 WASHINGTON     DC     20024     01   3.000   13.375    3.000    360
  320   5940853 GRAFTON        VA     23692     01   3.000   14.000    3.000    360
  321   5941257 WINCHESTER     VA     22603     01   2.875   12.625    2.875    360
  322   5941265 CROSS JUNCT    VA     22625     01   3.000   13.750    3.000    360
  323   5941356 RICHMOND       VA     23226     01   3.000   13.750    3.000    360
  324   5941539 WASHINGTON     DC     20012     01   3.000   13.750    3.000    360
  325   5941869 TOWNSHIP OF    NY     10541     01   3.000   13.750    3.000    360
  326   5941901 FUQUAY VARI    NC     27526     01   2.875   12.875    2.875    360
  327   5941968 FREDERICK      MD     21702     01   3.000   13.750    3.000    360
  328   5942065 ROCKY MOUNT    NC     27804     01   2.875   14.125    2.875    360
  329   5942271 WINSTON-SAL    NC     27103     01   3.000   14.000    3.000    360
  330   5942461 GARNER         NC     27529     01   2.875   13.625    2.875    360
  331   5942545 WINSTON SAL    NC     27106     01   3.000   13.750    3.000    360
  332   5942735 WASHINGTON     DC     20024     01   3.000   12.750    3.000    360
  333   5942875 FAIRFAX        VA     22033     01   2.875   13.750    2.875    360
  334   5943402 OWINGS MILL    MD     21117     01   3.000   13.125    3.000    360
  335   5943485 POWHATAN       VA     23139     01   2.875   12.500    2.875    360
  336   5943832 MOUNT LAURE    NJ      8054     01   2.875   13.000    2.875    360
  337   5944632 POMPTON PLA    NJ      7444     01   3.000   13.500    3.000    360
  338   5944749 CHAPIN         SC     29036     01   3.000   13.875    3.000    360
  339   5944905 WASHINGTON     DC     20024     01   3.000   13.875    3.000    360
  340   5945035 RESTON         VA     22094     01   3.000   13.500    3.000    360
  341   5945191 WILMINGTON     DE     19809     01   3.000   13.500    3.000    360
  342   5945241 CHANTILLY      VA     20151     01   3.000   13.750    3.000    360
  343   5945308 WILMINGTON     NC     28403     01   2.875   13.000    2.875    360
  344   5945597 FALLS CHURC    VA     22046     01   3.000   13.625    3.000    360
  345   5945753 FAYETTEVILL    NC     28304     01   2.875   12.875    2.875    360
  346   5945845 FALLSTON       MD     21047     01   3.000   12.875    3.000    360
  347   5946124 GRANITE FAL    NC     28630     01   3.000   13.625    3.000    360
  348   5946348 DELRAN TOWN    NJ      8075     01   3.000   13.000    3.000    360
  349   5946389 EGG HARBOR     NJ      8234     01   3.000   13.375    3.000    360
  350   5946496 RICHMOND       VA     23221     01   3.000   13.125    3.000    360
  351   5946975 CHARLOTTE      NC     28273     01   3.000   13.000    3.000    360
  352   5946983 CUMMING        GA     30131     01   3.000   13.000    3.000    360
  353   5947023 CORNELIUS      NC     28031     01   3.000   13.125    3.000    360
  354   5947569 BALTIMORE      MD     21218     01   3.000   13.125    3.000    360
  355   5947684 SHAWSVILLE     VA     24162     01   3.000   12.625    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
  296      349   100,700.00    99,794.16 04/01/97    712.75  95.00    106,000.00    6.445
  297      350   190,000.00   187,074.26 05/01/97  1,139.15  79.17    240,000.00    4.820
  298      353    93,700.00    92,975.62 08/01/97    576.93  89.99     93,710.00    5.070
  299      349   183,800.00   181,841.06 04/01/97  1,192.13  94.99    193,500.00    5.570
  300      352   154,350.00   153,343.76 07/01/97  1,105.79  90.00    171,500.00    6.570
  301      350   123,200.00   122,083.41 05/01/97    830.03  80.00    154,000.00    5.945
  302      356   845,000.00   841,664.03 11/01/97  5,764.39  65.00  1,300,000.00    6.070
  303      349   184,500.00   181,191.72 05/01/97  1,136.00  90.00    205,000.00    5.070
  304      351    99,000.00    97,363.64 06/01/97    650.36  90.00    110,000.00    5.695
  305      353    84,700.00    84,119.18 08/01/97    556.42  79.98    105,900.00    5.695
  306      352   129,600.00   128,285.35 06/01/97    895.12  80.00    162,000.00    6.195
  307      351    65,000.00    64,273.61 06/01/97    369.07  28.57    227,500.00    4.320
  308      352    90,000.00    89,368.24 07/01/97    621.61  75.00    120,000.00    6.195
  309      351   104,000.00   103,206.03 06/01/97    727.19  80.00    130,000.00    6.320
  310      348   137,650.00   136,573.75 05/01/97    998.06  95.00    144,900.00    6.695
  311      351    89,900.00    89,168.29 06/01/97    613.28  89.99     89,900.00    6.070
  312      352    95,000.00    94,299.74 07/01/97    640.04  95.00    100,000.00    5.945
  313      353    80,000.00    79,437.98 08/01/97    518.88  89.89     89,000.00    5.570
  314      353   130,400.00   129,483.95 08/01/97    845.77  80.00    163,000.00    5.570
  315      351    99,900.00    99,127.11 07/01/97    656.27  78.35    127,500.00    5.695
  316      350   190,000.00   187,880.87 05/01/97  1,296.14  95.00    200,000.00    6.070
  317      351   180,500.00   179,017.30 06/01/97  1,216.07  95.00    190,000.00    5.945
  318      352   178,650.00   177,203.38 07/01/97  1,173.60  90.00    198,500.00    5.695
  319      353    46,550.00    46,297.43 09/01/97    321.51  95.00     49,000.00    6.195
  320      352    94,000.00    93,387.21 07/01/97    673.43  94.95     99,000.00    6.570
  321      352   193,800.00   191,855.45 07/01/97  1,100.38  95.00    204,000.00    4.320
  322      351   105,300.00   104,399.37 06/01/97    745.31  90.00    117,000.00    6.445
  323      353   132,000.00   131,054.85 08/01/97    900.48  80.00    165,000.00    6.070
  324      351   122,800.00   121,885.27 06/01/97    869.18  87.71    140,000.00    6.445
  325      351   196,000.00   194,575.73 06/01/97  1,404.17  80.00    245,000.00    6.570
  326      353   122,000.00   121,146.52 08/01/97    801.45  80.00    152,500.00    5.695
  327      352   141,000.00   140,034.26 07/01/97    985.90  89.81    157,000.00    6.320
  328      352    89,900.00    89,236.32 07/01/97    620.92  94.73     94,900.00    6.195
  329      351   123,400.00   121,400.13 06/01/97    884.06  95.00    129,900.00    6.570
  330      352   149,600.00   148,442.55 07/01/97    982.77  80.00    187,000.00    5.695
  331      354   261,000.00   259,583.84 09/01/97  1,802.67  90.00    290,000.00    6.195
  332      353   127,200.00   126,306.37 07/01/97    825.02  95.00    133,900.00    5.570
  333      352   191,200.00   189,684.64 07/01/97  1,240.12  80.00    239,000.00    5.570
  334      351   125,000.00   124,596.58 12/01/97    842.15  45.79    273,000.00    5.945
  335      352    85,200.00    84,491.51 07/01/97    538.53  80.00    106,500.00    5.320
  336      353   130,000.00   129,129.85 08/01/97    864.90  60.19    216,000.00    5.820
  337      354   137,250.00   136,523.42 09/01/97    959.68  90.00    152,500.00    6.320
  338      352   104,500.00   103,835.47 07/01/97    757.70  95.00    110,000.00    6.695
  339      351    94,050.00    93,383.28 06/01/97    681.93  95.00     99,000.00    6.695
  340      354   195,000.00   193,863.96 09/01/97  1,363.47  79.92    244,000.00    6.320
  341      352    85,850.00    85,261.99 07/01/97    600.28  74.98    114,500.00    6.320
  342      352   193,800.00   192,536.47 07/01/97  1,388.41  95.00    204,000.00    6.570
  343      354   214,600.00   213,346.90 08/01/97  1,427.74  73.62    291,500.00    5.820
  344      352   185,000.00   183,763.81 07/01/97  1,309.42  88.94    208,000.00    6.445
  345      353   104,500.00   103,783.42 08/01/97    686.49  95.00    110,000.00    5.695
  346      356   196,700.00   195,819.30 11/01/97  1,292.18  79.99    245,900.00    5.695
  347      351    85,600.00    85,027.96 07/01/97    605.88  80.00    107,000.00    6.445
  348      353    99,200.00    98,620.69 09/01/97    659.99  76.90    129,000.00    5.820
  349      354   125,400.00   124,719.60 09/01/97    866.11  95.00    132,000.00    6.195
  350      354    88,150.00    87,647.62 09/01/97    593.89  94.99     92,800.00    5.945
  351      352   100,200.00    99,443.28 07/01/97    666.64  94.98    105,500.00    5.820
  352      352   136,800.00   135,766.92 07/01/97    910.14  95.00    144,000.00    5.820
  353      352   116,750.00   114,913.36 07/01/97    786.57  95.00    122,900.00    5.945
  354      352   160,550.00   159,501.25 08/01/97  1,081.66  95.00    169,000.00    5.945
  355      354    86,450.00    85,907.16 09/01/97    553.55  95.00     91,000.00    5.445

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  296     1      1      N         N                  Y       1    0001      643,173    5933619  0    5933619    0001     Y
  297     1      1      N         N                  Y       2    0001      901,698    5933742  0    5933742    0001     Y
  298     1      1      N         Y     9,371.00     N       1    0001      471,386    5933882  0    5933882    0001     N
  299     2      1      N         N                  Y       1    0001    1,012,855    5934294  0    5934294    0001     Y
  300     3      1      N         N                  Y       1    0001    1,007,469    5935390  0    5935390    0001     Y
  301     1      1      N         N                  Y       1    0001      725,786    5936240  0    5936240    0001     Y
  302     1      1      N         N                  Y       3    0001    5,108,901    5936315  0    5936315    0001     Y
  303     1      1      N         N                  Y       1    0001      918,642    5936570  0    5936570    0001     Y
  304     1      1      N         N                  Y       2    0001      554,486    5936745  0    5936745    0001     Y
  305     1      1      N         N                  Y       1    0001      479,059    5938196  0    5938196    0001     Y
  306     1      1      N         N                  Y       3    0001      794,728    5938204  0    5938204    0001     Y
  307     1      1      N         N                  Y       1    0001      277,662    5938246  0    5938246    0001     Y
  308     1      1      N         N                  Y       3    0001      553,636    5938253  0    5938253    0001     Y
  309     2      1      N         N                  Y       1    0001      652,262    5938501  0    5938501    0001     Y
  310     3      1      N         N                  Y       1    0001      914,361    5938543  0    5938543    0001     Y
  311     1      1      N         Y     9,000.00     N       1    0001      541,252    5938774  0    5938774    0001     N
  312     1      1      N         N                  Y       1    0001      560,612    5938790  0    5938790    0001     Y
  313     1      1      N         N                  Y       1    0001      442,470    5938840  0    5938840    0001     Y
  314     1      1      N         N                  Y       1    0001      721,226    5938857  0    5938857    0001     Y
  315     1      1      N         N                  Y       1    0001      564,529    5939012  0    5939012    0001     Y
  316     2      1      N         N                  Y       1    0001    1,140,437    5939046  0    5939046    0001     Y
  317     1      1      N         N                  Y       1    0001    1,064,258    5939129  0    5939129    0001     Y
  318     1      1      N         N                  Y       1    0001    1,009,173    5939541  0    5939541    0001     Y
  319     2      1      N         N                  Y       1    0001      286,813    5940564  0    5940564    0001     Y
  320     1      1      N         N                  Y       1    0001      613,554    5940853  0    5940853    0001     Y
  321     1      1      N         N                  Y       1    0001      828,816    5941257  0    5941257    0001     Y
  322     1      1      N         N                  Y       1    0001      672,854    5941265  0    5941265    0001     Y
  323     1      1      N         N                  Y       1    0001      795,503    5941356  0    5941356    0001     Y
  324     3      1      N         N                  Y       2    0001      785,551    5941539  0    5941539    0001     Y
  325     1      1      N         N                  Y       3    0001    1,278,363    5941869  0    5941869    0001     Y
  326     1      1      N         N                  Y       1    0001      689,929    5941901  0    5941901    0001     Y
  327     1      1      N         N                  Y       1    0001      885,017    5941968  0    5941968    0001     Y
  328     1      1      N         N                  Y       1    0001      552,819    5942065  0    5942065    0001     Y
  329     1      1      N         N                  Y       1    0001      797,599    5942271  0    5942271    0001     Y
  330     1      1      N         N                  Y       1    0001      845,380    5942461  0    5942461    0001     Y
  331     1      1      N         N                  Y       1    0001    1,608,122    5942545  0    5942545    0001     Y
  332     3      1      N         N                  Y       1    0001      703,526    5942735  0    5942735    0001     Y
  333     1      1      N         N                  Y       1    0001    1,056,543    5942875  0    5942875    0001     Y
  334     1      1      N         N                  Y       2    0001      740,727    5943402  0    5943402    0001     Y
  335     1      1      N         N                  Y       1    0001      449,495    5943485  0    5943485    0001     Y
  336     1      1      N         N                  Y       1    0001      751,536    5943832  0    5943832    0001     Y
  337     1      1      N         N                  Y       1    0001      862,828    5944632  0    5944632    0001     Y
  338     1      1      N         N                  Y       1    0001      695,178    5944749  0    5944749    0001     Y
  339     3      1      N         N                  Y       1    0001      625,201    5944905  0    5944905    0001     Y
  340     2      1      N         N                  Y       2    0001    1,225,220    5945035  0    5945035    0001     Y
  341     1      1      N         N                  Y       2    0001      538,856    5945191  0    5945191    0001     Y
  342     1      1      N         N                  Y       1    0001    1,264,965    5945241  0    5945241    0001     Y
  343     1      1      N         N                  Y       1    0001    1,241,679    5945308  0    5945308    0001     Y
  344     1      1      N         N                  Y       3    0001    1,184,358    5945597  0    5945597    0001     Y
  345     1      1      N         N                  Y       1    0001      591,047    5945753  0    5945753    0001     Y
  346     1      1      N         N                  Y       1    0001    1,115,191    5945845  0    5945845    0001     Y
  347     1      1      N         N                  Y       1    0001      548,005    5946124  0    5946124    0001     Y
  348     1      1      N         N                  Y       2    0001      573,972    5946348  0    5946348    0001     Y
  349     1      1      N         N                  Y       1    0001      772,638    5946389  0    5946389    0001     Y
  350     1      1      N         N                  Y       1    0001      521,065    5946496  0    5946496    0001     Y
  351     1      1      N         N                  Y       1    0001      578,760    5946975  0    5946975    0001     Y
  352     1      1      N         N                  Y       1    0001      790,163    5946983  0    5946983    0001     Y
  353     3      1      N         N                  Y       1    0001      683,160    5947023  0    5947023    0001     Y
  354     1      1      N         N                  Y       1    0001      948,235    5947569  0    5947569    0001     Y
  355     1      1      N         N                  Y       1    0001      467,764    5947684  0    5947684    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  356   5947734 CHARLOTTE      NC     28226     01   2.875   12.750    2.875    360
  357   5948088 YORK           PA     17404     01   3.000   13.375    3.000    360
  358   5948195 GERMANTOWN     MD     20874     01   3.000   13.125    3.000    360
  359   5948492 CONCORD        NC     28027     01   3.000   13.375    3.000    360
  360   5948526 DOYLESTOWN     PA     18901     01   3.000   13.500    3.000    360
  361   5948989 MEDFORD        MA      2155     01   3.000   13.625    3.000    360
  362   5949276 BROOKLYN       NY     11215     01   3.000   13.500    3.000    360
  363   5949664 BRANDON        FL     33510     01   3.000   12.250    3.000    360
  364   5949672 CLOSTER        NJ      7624     01   3.000   12.000    3.000    360
  365   5950001 DURHAM         NC     27713     01   3.000   12.875    3.000    360
  366   5950340 TEANECK        NJ      7666     01   3.000   13.375    3.000    360
  367   5950365 GREENSBORO     NC     27407     01   3.000   13.125    3.000    360
  368   5950431 MOORESVILLE    NC     28115     01   3.000   13.000    3.000    360
  369   5950449 MEBANE         NC     27302     01   3.000   12.875    3.000    360
  370   5950753 SILVER SPRI    MD     20905     01   3.000   13.375    3.000    360
  371   5950910 DENVILLE       NJ      7834     01   3.000   13.250    3.000    360
  372   5950928 SHERRILLS F    NC     28673     01   3.000   13.500    3.000    360
  373   5950936 BELMONT        NC     28012     01   3.000   12.875    3.000    360
  374   5951041 GREENSBORO     NC     27408     01   3.000   13.000    3.000    360
  375   5951645 SUMMIT         NJ      7901     01   3.000   13.250    3.000    360
  376   5952072 BROWNS SUMM    NC     27214     01   3.000   13.125    3.000    360
  377   5952114 ROCKY POINT    NC     28457     01   3.000   13.375    3.000    360
  378   5952205 GREENVILLE     NC     27858     01   2.875   12.875    2.875    360
  379   5952254 LEXINGTON      SC     29075     01   3.000   13.500    3.000    360
  380   5952650 EDISON         NJ      8820     01   3.000   13.250    3.000    360
  381   5953096 GLOUCESTER     NJ      8081     01   3.000   13.250    3.000    360
  382   5953567 WEST NYACK     NY     10994     01   3.000   13.375    3.000    360
  383   5953641 HARRISBURG     NC     28075     01   3.000   13.250    3.000    360
  384   5953682 BALTIMORE      MD     21237     01   3.000   12.250    3.000    360
  385   5953732 SIMPSONVILL    SC     29680     01   3.000   12.625    3.000    360
  386   5953799 YORK           PA     17404     01   3.000   13.000    3.000    360
  387   5953815 MORRISTOWN     NJ      7960     01   3.000   13.500    3.000    360
  388   5953930 CHARLOTTE      NC     28216     01   3.000   13.375    3.000    360
  389   5953971 GREAT FALLS    VA     22066     01   3.000   13.250    3.000    360
  390   5953997 ASHEVILLE      NC     28803     01   3.000   13.375    3.000    360
  391   5954045 ATLANTA        GA     30305     01   3.000   12.875    3.000    360
  392   5954078 STAMFORD       CT      6905     01   3.000   13.125    3.000    360
  393   5954284 BEL AIR        MD     21014     01   3.000   13.500    3.000    360
  394   5954417 NORTH KINGS    RI      2852     01   3.000   13.250    3.000    360
  395   5954508 RIDGEWOOD      NJ      7450     01   3.000   13.000    3.000    360
  396   5954615 RICHMOND       VA     23227     01   3.000   13.125    3.000    360
  397   5954672 DOVER TOWNS    NJ      8753     01   3.000   13.125    3.000    360
  398   5954789 SHELBY         NC     28152     01   3.000   12.000    3.000    360
  399   5954912 DULUTH         GA     30136     01   3.000   12.750    3.000    360
  400   5955018 DOVER TOWNS    NJ      8751     01   3.000   13.250    3.000    360
  401   5955059 OLNEY          MD     20832     01   3.000   11.750    3.000    360
  402   5955232 CHARLOTTE      NC     28205     01   3.000   12.875    3.000    360
  403   5955372 CHARLOTTE      NC     28270     01   3.000   12.500    3.000    360
  404   5955604 MOUNT AIRY     MD     21771     01   3.000   13.250    3.000    360
  405   5955851 GLOUCESTER     NJ      8081     01   3.000   12.750    3.000    360
  406   5955935 CHESAPEAKE     MD     20732     01   3.000   12.625    3.000    360
  407   5956180 GLENSHAW       PA     15116     01   3.000   12.750    3.000    360
  408   5956248 MATTHEWS       NC     28105     01   3.000   12.625    3.000    360
  409   5956271 SOUTH BRUNS    NJ      8810     01   3.000   13.000    3.000    360
  410   5956289 CLIFTON        NJ      7012     01   3.000   13.125    3.000    360
  411   5956305 RALEIGH        NC     27612     01   3.000   12.500    3.000    360
  412   5956313 CHARLOTTE      NC     28209     01   3.000   12.500    3.000    360
  413   5956339 DAVIDSON       NC     28036     01   3.000   12.750    3.000    360
  414   5956362 CORNELIUS      NC     28031     01   3.000   13.000    3.000    360
  415   5956388 WEST MILFOR    NJ      7480     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  356      352   188,800.00   187,366.24 08/01/97  1,224.55  80.00  236,000.00    5.570
  357      355   112,800.00   112,190.28 10/01/97    779.09  80.00  141,000.00    6.195
  358      352   180,500.00   179,169.55 07/01/97  1,216.07  95.00  190,000.00    5.945
  359      352   116,900.00   116,079.47 07/01/97    807.40  94.98  123,085.00    6.195
  360      352   164,300.00   163,174.75 07/01/97  1,148.81  94.97  173,000.00    6.320
  361      353   173,350.00   172,323.68 08/01/97  1,226.96  94.99  182,500.00    6.445
  362      355   580,000.00   577,376.61 09/01/97  4,055.45  80.00  725,000.00    6.320
  363      353    71,250.00    70,381.66 08/01/97    438.70  95.00   75,000.00    5.070
  364      355   245,600.00   244,114.54 10/01/97  1,472.50  80.00  307,000.00    4.820
  365      353   100,800.00   100,108.83 08/01/97    662.18  80.00  126,000.00    5.695
  366      353    90,000.00    79,200.58 09/01/97    621.61  45.00  200,000.00    6.195
  367      352   115,650.00   114,797.56 07/01/97    779.16  90.00  128,500.00    5.945
  368      352   144,800.00   143,830.83 08/01/97    963.36  73.32  197,500.00    5.820
  369      353   193,000.00   191,623.16 08/01/97  1,267.87  89.77  215,000.00    5.695
  370      353   144,600.00   143,700.58 08/01/97    998.72  79.89  181,000.00    6.195
  371      354   390,000.00   388,066.41 09/01/97  2,627.51  79.59  490,000.00    6.070
  372      354   264,000.00   262,602.51 09/01/97  1,845.93  80.00  330,000.00    6.320
  373      353   131,550.00   130,597.22 08/01/97    864.19  94.98  138,500.00    5.695
  374      353   148,500.00   147,506.05 08/01/97    987.98  90.00  165,000.00    5.820
  375      354   572,000.00   568,819.30 09/01/97  3,902.05  80.00  715,000.00    6.070
  376      354   111,200.00   110,566.29 09/01/97    749.18  80.00  139,000.00    5.945
  377      352    80,750.00    80,183.12 07/01/97    557.73  95.00   85,000.00    6.195
  378      353    91,650.00    91,019.90 08/01/97    602.08  94.97   96,500.00    5.695
  379      353    92,500.00    91,938.59 08/01/97    646.78  79.74  116,000.00    6.320
  380      354   195,500.00   194,412.93 09/01/97  1,333.65  89.99  217,250.00    6.070
  381      357   116,900.00   116,531.89 12/01/97    797.47  89.99  129,900.00    6.070
  382      353   138,600.00   137,737.88 08/01/97    957.28  90.00  154,000.00    6.195
  383      354   117,550.00   116,896.33 09/01/97    801.90  94.98  123,759.00    6.070
  384      354    99,750.00    99,044.30 09/01/97    598.06  95.00  105,000.00    4.820
  385      356    98,550.00    98,110.42 11/01/97    631.03  89.62  109,970.00    5.445
  386      355   196,650.00   195,682.89 11/01/97  1,308.32  95.00  207,000.00    5.820
  387      353   216,000.00   214,689.12 08/01/97  1,510.31  95.00  216,000.00    6.320
  388      356   141,400.00   140,757.14 11/01/97    976.62  95.00  148,845.00    6.195
  389      353   355,500.00   353,233.90 08/01/97  2,425.14  90.00  395,000.00    6.070
  390      354   326,400.00   324,629.09 09/01/97  2,254.36  80.00  408,000.00    6.195
  391      354   169,500.00   168,485.86 09/01/97  1,113.50  79.95  212,000.00    5.695
  392      354   412,000.00   409,420.88 09/01/97  2,775.73  80.00  515,000.00    5.945
  393      352    91,200.00    88,596.11 08/01/97    637.69  80.00  114,000.00    6.320
  394      354   248,000.00   246,620.94 09/01/97  1,691.80  80.00  310,000.00    6.070
  395      354   359,920.00   358,123.82 10/01/97  2,394.56  80.00  449,900.00    5.820
  396      354   108,800.00   108,179.96 09/01/97    733.01  80.00  136,000.00    5.945
  397      354    58,000.00    57,669.46 09/01/97    390.76  56.86  102,000.00    5.945
  398      354   135,000.00   133,926.77 09/01/97    755.96  90.00  150,000.00    4.195
  399      355   249,300.00   247,993.87 10/01/97  1,616.96  90.00  277,000.00    5.570
  400      354   125,100.00   124,404.30 09/01/97    853.41  90.00  139,000.00    6.070
  401      355   170,050.00   168,866.76 10/01/97    939.03  95.00  179,000.00    4.070
  402      353   112,600.00   111,926.27 09/01/97    739.71  80.00  140,750.00    5.695
  403      354   145,000.00   143,998.27 09/01/97    916.50  62.10  233,500.00    5.320
  404      354   170,000.00   169,054.69 09/01/97  1,159.70  77.80  218,500.00    6.070
  405      353   100,000.00    99,344.57 09/01/97    648.60  72.28  138,353.00    5.570
  406      354   129,600.00   128,786.17 09/01/97    829.85  89.07  145,500.00    5.445
  407      354    85,950.00    85,415.17 09/01/97    557.47  92.92   92,500.00    5.570
  408      354   208,000.00   206,693.91 09/01/97  1,331.85  80.00  260,000.00    5.445
  409      359   155,000.00   154,745.16 02/01/98  1,031.22  94.01  164,876.00    5.820
  410      354   115,000.00   114,344.65 09/01/97    774.78  71.88  160,000.00    5.945
  411      354    92,800.00    92,203.12 09/01/97    586.56  94.98   97,700.00    5.320
  412      354   113,000.00   112,273.17 09/01/97    714.24  61.08  185,000.00    5.320
  413      354   336,000.00   333,940.48 09/01/97  2,179.29  80.00  420,000.00    5.570
  414      354   123,500.00   122,163.60 09/01/97    821.65  95.00  130,000.00    5.820
  415      355   119,200.00   118,633.54 10/01/97    813.16  80.00  149,000.00    6.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  356     1      1      N         N                  Y       1    0001    1,043,630    5947734  0    5947734    0001     Y
  357     1      1      N         N                  Y       3    0001      695,019    5948088  0    5948088    0001     Y
  358     2      1      N         N                  Y       1    0001    1,065,163    5948195  0    5948195    0001     Y
  359     1      1      N         N                  Y       1    0001      719,112    5948492  0    5948492    0001     Y
  360     1      1      N         N                  Y       1    0001    1,031,264    5948526  0    5948526    0001     Y
  361     1      1      N         N                  Y       1    0001    1,110,626    5948989  0    5948989    0001     Y
  362     5      1      N         N                  Y       1    0001    3,649,020    5949276  0    5949276    0001     Y
  363     1      1      N         N                  Y       1    0001      356,835    5949664  0    5949664    0001     Y
  364     1      1      N         N                  Y       2    0001    1,176,632    5949672  0    5949672    0001     Y
  365     1      1      N         N                  Y       1    0001      570,120    5950001  0    5950001    0001     Y
  366     1      1      N         N                  Y       2    0001      490,648    5950340  0    5950340    0001     Y
  367     1      1      N         N                  Y       1    0001      682,471    5950365  0    5950365    0001     Y
  368     1      1      N         N                  Y       2    0001      837,095    5950431  0    5950431    0001     Y
  369     1      1      N         N                  Y       1    0001    1,091,294    5950449  0    5950449    0001     Y
  370     1      1      N         N                  Y       2    0001      890,225    5950753  0    5950753    0001     Y
  371     1      1      N         N                  Y       2    0001    2,355,563    5950910  0    5950910    0001     Y
  372     1      1      N         N                  Y       1    0001    1,659,648    5950928  0    5950928    0001     Y
  373     1      1      N         N                  Y       1    0001      743,751    5950936  0    5950936    0001     Y
  374     1      1      N         N                  Y       2    0001      858,485    5951041  0    5951041    0001     Y
  375     1      1      N         N                  Y       1    0001    3,452,733    5951645  0    5951645    0001     Y
  376     1      1      N         N                  Y       2    0001      657,317    5952072  0    5952072    0001     Y
  377     1      1      N         N                  Y       1    0001      496,734    5952114  0    5952114    0001     Y
  378     1      1      N         N                  Y       1    0001      518,358    5952205  0    5952205    0001     Y
  379     1      1      N         N                  Y       1    0001      581,052    5952254  0    5952254    0001     Y
  380     1      1      N         N                  Y       1    0001    1,180,086    5952650  0    5952650    0001     Y
  381     1      1      N         N                  Y       1    0001      707,349    5953096  0    5953096    0001     Y
  382     1      1      N         N                  Y       1    0001      853,286    5953567  0    5953567    0001     Y
  383     1      1      N         N                  Y       1    0001      709,561    5953641  0    5953641    0001     Y
  384     1      1      N         N                  Y       1    0001      477,394    5953682  0    5953682    0001     Y
  385     1      1      N         N                  Y       1    0001      534,211    5953732  0    5953732    0001     Y
  386     1      1      N         N                  Y       1    0001    1,138,874    5953799  0    5953799    0001     Y
  387     3      1      N         Y    10,800.00     N       1    0001    1,356,835    5953815  0    5953815    0001     N
  388     1      1      N         N                  Y       1    0001      871,990    5953930  0    5953930    0001     Y
  389     1      1      N         N                  Y       1    0001    2,144,130    5953971  0    5953971    0001     Y
  390     1      1      N         N                  Y       3    0001    2,011,077    5953997  0    5953997    0001     Y
  391     1      1      N         N                  Y       2    0001      959,527    5954045  0    5954045    0001     Y
  392     1      1      N         N                  Y       1    0001    2,434,007    5954078  0    5954078    0001     Y
  393     2      3      N         N                  Y       1    0001      559,927    5954284  0    5954284    0001     Y
  394     1      1      N         N                  Y       1    0001    1,496,989    5954417  0    5954417    0001     Y
  395     1      1      N         N                  Y       1    0001    2,084,281    5954508  0    5954508    0001     Y
  396     1      1      N         N                  Y       1    0001      643,130    5954615  0    5954615    0001     Y
  397     1      1      N         N                  Y       3    0001      342,845    5954672  0    5954672    0001     Y
  398     1      1      N         N                  Y       1    0001      561,823    5954789  0    5954789    0001     Y
  399     1      1      N         N                  Y       1    0001    1,381,326    5954912  0    5954912    0001     Y
  400     1      1      N         N                  Y       2    0001      755,134    5955018  0    5955018    0001     Y
  401     1      1      N         N                  Y       1    0001      687,288    5955059  0    5955059    0001     Y
  402     1      1      N         N                  Y       1    0001      637,420    5955232  0    5955232    0001     Y
  403     1      1      N         N                  Y       1    0001      766,071    5955372  0    5955372    0001     Y
  404     1      1      N         N                  Y       2    0001    1,026,162    5955604  0    5955604    0001     Y
  405     1      1      N         N                  Y       1    0001      553,349    5955851  0    5955851    0001     Y
  406     2      1      N         N                  Y       2    0001      701,241    5955935  0    5955935    0001     Y
  407     1      1      N         N                  Y       1    0001      475,762    5956180  0    5956180    0001     Y
  408     1      1      N         N                  Y       3    0001    1,125,448    5956248  0    5956248    0001     Y
  409     3      1      N         N                  Y       1    0001      900,617    5956271  0    5956271    0001     Y
  410     3      1      N         N                  Y       1    0001      679,779    5956289  0    5956289    0001     Y
  411     2      1      N         N                  Y       1    0001      490,521    5956305  0    5956305    0001     Y
  412     1      1      N         N                  Y       2    0001      597,293    5956313  0    5956313    0001     Y
  413     1      1      N         N                  Y       1    0001    1,860,048    5956339  0    5956339    0001     Y
  414     3      1      N         N                  Y       1    0001      710,992    5956362  0    5956362    0001     Y
  415     1      1      N         N                  Y       3    0001      720,106    5956388  0    5956388    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  416   5956420 CORNELIUS      NC     28031     01   3.000   12.875    3.000    360
  417   5956503 WAXHAW         NC     28173     01   3.000   12.875    3.000    360
  418   5956628 TANEYTOWN      MD     21787     01   3.000   13.125    3.000    360
  419   5956727 SUWANEE        GA     30174     01   3.000   13.375    3.000    360
  420   5957048 PASADENA       MD     21122     01   3.000   13.375    3.000    360
  421   5957055 SILVER SPRI    MD     20906     01   3.000   12.875    3.000    360
  422   5957170 ROANOKE        VA     24018     01   3.000   12.500    3.000    360
  423   5957212 GREAT FALLS    VA     22066     01   3.000   13.250    3.000    360
  424   5957295 HOBOKEN        NJ      7030     01   3.000   13.125    3.000    360
  425   5957311 TEANECK        NJ      7666     01   3.000   13.250    3.000    360
  426   5957386 GREENSBORO     NC     27408     01   3.000   13.000    3.000    360
  427   5957527 GREENSBORO     NC     27455     01   3.000   13.125    3.000    360
  428   5957543 GERMANTOWN     MD     20874     01   3.000   12.250    3.000    360
  429   5957592 GLEN ROCK      NJ      7452     01   3.000   13.125    3.000    360
  430   5957618 HUNTERSVILL    NC     28078     01   3.000   12.625    3.000    360
  431   5957725 PHILADELPHI    PA     19147     01   3.000   12.250    3.000    360
  432   5957741 ARLINGTON      VA     22209     01   3.000   13.375    3.000    360
  433   5957774 MILFORD        MA      1757     01   3.000   12.500    3.000    360
  434   5957790 PLYMOUTH       MA      2360     01   3.000   13.250    3.000    360
  435   5957972 WOODSTOCK      GA     30189     01   3.000   12.625    3.000    360
  436   5957980 WAKE FOREST    NC     27587     01   3.000   13.000    3.000    360
  437   5958095 BLACKWOOD      NJ      8012     01   3.000   13.250    3.000    360
  438   5958103 NEW ROCHELL    NY     10801     01   3.000   13.250    3.000    360
  439   5958194 YORKTOWN       NY     10598     01   3.000   12.750    3.000    360
  440   5958202 SADDLE RIVE    NJ      7458     01   3.000   13.250    3.000    360
  441   5958210 BERNARDS       NJ      7920     01   3.000   13.375    3.000    360
  442   5958236 ATLANTA        GA     30328     01   3.000   12.750    3.000    360
  443   5958343 HYATTSVILLE    MD     20782     01   3.000   13.250    3.000    360
  444   5958384 PRINCETON      NJ      8540     01   3.000   13.125    3.000    360
  445   5958392 RALEIGH        NC     27615     01   3.000   12.875    3.000    360
  446   5958418 DAVIDSON       NC     28036     01   3.000   13.375    3.000    360
  447   5958467 MONETA         VA     24121     01   3.000   13.250    3.000    360
  448   5958475 CHARLOTTE      NC     28211     01   3.000   12.000    3.000    360
  449   5958624 ROCKY MOUNT    VA     24151     01   3.000   13.250    3.000    360
  450   5958731 BRISTOL        RI      2809     01   3.000   12.125    3.000    360
  451   5958749 FREEHOLD BO    NJ      7728     01   3.000   12.250    3.000    360
  452   5958756 MORGANVILLE    NJ      7751     01   3.000   13.000    3.000    360
  453   5958798 IRVINGTON      VA     22480     01   3.000   13.125    3.000    360
  454   5958988 WRIGHTSVILL    NC     28480     01   3.000   13.375    3.000    360
  455   5959051 GAITHERSBUR    MD     20882     01   3.000   12.625    3.000    360
  456   5959127 OAK RIDGE      NC     27310     01   3.000   12.750    3.000    360
  457   5959390 FUQUAY-VARI    NC     27526     01   3.000   13.125    3.000    360
  458   5959416 PHOENIX        MD     21131     01   3.000   12.500    3.000    360
  459   5959432 DURHAM         NC     27713     01   3.000   12.500    3.000    360
  460   5959440 ROCKY MOUNT    NC     27803     01   3.000   13.000    3.000    360
  461   5959531 LAURINBURG     NC     28352     01   3.000   12.375    3.000    360
  462   5959556 HERNDON        VA     20171     01   3.000   12.250    3.000    360
  463   5959838 ROANOKE        VA     24018     01   3.000   12.500    3.000    360
  464   5959895 WILMINGTON     NC     28409     01   3.000   12.500    3.000    360
  465   5959903 STAFFORD       VA     22554     01   3.000   11.500    3.000    360
  466   5959952 VIRGINIA BE    VA     23456     01   3.000   12.000    3.000    360
  467   5959994 GREEN TOWNS    NJ      7821     01   3.000   13.125    3.000    360
  468   5960034 MOUNT AIRY     MD     21771     01   3.000   13.000    3.000    360
  469   5960133 FLEMINGTON     NJ      8822     01   3.000   11.875    3.000    360
  470   5960166 POOLESVILLE    MD     20837     01   3.000   13.625    3.000    360
  471   5960232 TIMBERLAKE     NC     27583     01   3.000   12.625    3.000    360
  472   5960265 GREENSBORO     NC     27410     01   3.000   12.500    3.000    360
  473   5960331 CENTREVILLE    VA     20120     01   3.000   13.375    3.000    360
  474   5960497 SILVER SPRI    MD     20910     01   3.000   13.250    3.000    360
  475   5960521 MANASSAS       VA     20112     01   3.000   12.750    3.000    360

                                     D-22

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
  416      354   100,000.00    99,401.70 09/01/97    656.93  80.00    125,000.00  5.695
  417      353   167,200.00   165,441.36 08/01/97  1,098.38  95.00    176,000.00  5.695
  418      354   103,200.00   102,406.82 09/01/97    695.28  80.00    129,000.00  5.945
  419      353   132,700.00   131,874.59 08/01/97    916.53  89.97    147,500.00  6.195
  420      354   200,000.00   198,914.80 09/01/97  1,381.36  72.73    275,000.00  6.195
  421      353   126,350.00   125,483.58 08/01/97    830.03  95.00    133,000.00  5.695
  422      355   254,000.00   252,603.45 10/01/97  1,605.46  80.00    317,500.00  5.320
  423      354   351,000.00   349,048.21 09/01/97  2,394.44  79.95    439,000.00  6.070
  424      354   220,000.00   218,746.33 09/01/97  1,482.18  80.00    275,000.00  5.945
  425      355   180,000.00   179,144.66 09/01/97  1,227.92  90.00    200,000.00  6.070
  426      356   650,000.00   647,304.73 11/01/97  4,324.47  65.00  1,000,000.00  5.820
  427      353   118,000.00   116,933.36 08/01/97    794.99  77.28    152,700.00  5.945
  428      353   122,800.00   121,825.36 08/01/97    756.11  79.98    153,542.00  5.070
  429      356   190,000.00   189,231.20 11/01/97  1,280.07  78.84    241,000.00  5.945
  430      354   170,000.00   168,831.41 09/01/97  1,088.53  48.02    354,000.00  5.445
  431      355   243,200.00   241,797.32 10/01/97  1,497.42  80.00    304,000.00  5.070
  432      354   308,000.00   306,328.91 09/01/97  2,127.28  78.97    390,000.00  6.195
  433      354   160,550.00   159,517.33 09/01/97  1,014.79  95.00    169,000.00  5.320
  434      355   251,750.00   250,553.71 10/01/97  1,717.38  95.00    265,000.00  6.070
  435      355   203,500.00   202,407.72 10/01/97  1,303.04  89.06    228,500.00  5.445
  436      354   600,000.00   595,934.87 09/01/97  4,195.29  78.95    760,000.00  6.070
  437      354    95,000.00    94,471.72 09/01/97    648.07  78.51    121,000.00  6.070
  438      354   148,000.00   147,176.97 09/01/97  1,009.63  80.00    185,000.00  6.070
  439      354   380,000.00   377,670.73 09/01/97  2,464.68  80.00    475,000.00  5.570
  440      354   322,000.00   320,469.90 10/01/97  2,196.61  71.56    450,000.00  6.070
  441      355   316,000.00   314,534.91 10/01/97  2,182.54  80.00    395,000.00  6.195
  442      354    93,000.00    79,567.46 09/01/97    603.20  26.57    350,000.00  5.570
  443      354   172,000.00   171,043.52 09/01/97  1,173.35  80.00    215,000.00  6.070
  444      354   850,000.00   845,156.27 09/01/97  5,726.61  77.27  1,100,000.00  5.945
  445      354   148,650.00   147,760.61 09/01/97    976.53  94.98    156,500.00  5.695
  446      355   125,300.00   124,719.06 10/01/97    865.42  94.99    131,915.00  6.195
  447      354    51,500.00    51,213.57 09/01/97    351.33  60.59     85,000.00  6.070
  448      354   556,000.00   551,877.61 09/01/97  3,244.67  80.00    695,000.00  4.570
  449      354   110,000.00   109,051.76 10/01/97    750.40  51.28    214,500.00  6.070
  450      355   871,000.00   865,855.38 10/01/97  5,292.29  65.00  1,340,000.00  4.945
  451      355    60,000.00    59,582.83 10/01/97    369.44  75.00     80,000.00  5.070
  452      355   132,000.00   131,452.65 11/01/97    878.20  75.00    176,000.00  5.820
  453      354    99,000.00    98,435.79 09/01/97    666.99  90.00    110,000.00  5.945
  454      354   229,000.00   227,757.49 09/01/97  1,581.65  69.18    331,000.00  6.195
  455      358   246,750.00   246,313.39 02/01/98  1,579.97  75.00    329,000.00  5.445
  456      353   143,000.00   142,092.73 09/01/97    927.50  89.99    158,900.00  5.570
  457      353   113,900.00   113,155.97 08/01/97    767.37  95.00    119,900.00  5.945
  458      354   320,000.00   317,941.78 09/01/97  2,022.62  65.98    485,000.00  5.320
  459      354    87,500.00    86,937.21 09/01/97    553.06  63.64    137,500.00  5.320
  460      355    64,000.00    63,376.69 10/01/97    425.79  80.00     80,000.00  5.820
  461      354   155,300.00   154,276.95 09/01/97    968.87  94.98    163,500.00  5.195
  462      355   206,800.00   205,607.19 10/01/97  1,273.31  80.00    258,500.00  5.070
  463      354   124,000.00   123,202.42 09/01/97    783.77  80.00    155,000.00  5.320
  464      354   163,200.00   162,150.29 09/01/97  1,031.54  80.00    204,000.00  5.320
  465      354    90,000.00    89,300.80 09/01/97    511.02  47.76    188,440.00  4.320
  466      354   246,400.00   244,253.19 09/01/97  1,303.97  80.00    308,000.00  3.695
  467      354   131,100.00   130,352.90 09/01/97    883.25  95.00    138,000.00  5.945
  468      357   213,750.00   213,042.97 12/01/97  1,422.09  95.00    225,000.00  5.820
  469      356   184,800.00   183,848.63 11/01/97  1,093.17  80.00    231,000.00  4.695
  470      354   261,150.00   259,738.53 09/01/97  1,848.41  95.00    274,900.00  6.445
  471      356   157,000.00   156,298.83 11/01/97  1,005.29  93.45    168,000.00  5.445
  472      354   107,950.00   107,255.66 09/01/97    682.32  85.00    127,000.00  5.320
  473      354   257,000.00   255,528.92 09/01/97  1,775.04  89.86    286,000.00  6.195
  474      354   204,000.00   202,865.62 09/01/97  1,391.64  80.00    255,000.00  6.070
  475      354   212,800.00   211,485.15 09/01/97  1,380.22  95.00    224,000.00  5.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  416     1      1      N         N                  Y       3    0001      566,093    5956420  0    5956420    0001     Y
  417     1      1      N         N                  Y       1    0001      942,189    5956503  0    5956503    0001     Y
  418     1      1      N         N                  Y       3    0001      608,809    5956628  0    5956628    0001     Y
  419     1      1      N         N                  Y       1    0001      816,963    5956727  0    5956727    0001     Y
  420     1      1      N         N                  Y       2    0001    1,232,277    5957048  0    5957048    0001     Y
  421     1      1      N         N                  Y       1    0001      714,629    5957055  0    5957055    0001     Y
  422     1      1      N         N                  Y       1    0001    1,343,850    5957170  0    5957170    0001     Y
  423     1      1      N         N                  Y       1    0001    2,118,723    5957212  0    5957212    0001     Y
  424     2      1      N         N                  Y       3    0001    1,300,447    5957295  0    5957295    0001     Y
  425     1      1      N         N                  Y       1    0001    1,087,408    5957311  0    5957311    0001     Y
  426     1      1      N         N                  Y       2    0001    3,767,314    5957386  0    5957386    0001     Y
  427     1      1      N         N                  Y       1    0001      695,169    5957527  0    5957527    0001     Y
  428     2      1      N         N                  Y       1    0001      617,655    5957543  0    5957543    0001     Y
  429     1      1      N         N                  Y       2    0001    1,124,979    5957592  0    5957592    0001     Y
  430     1      1      N         N                  Y       1    0001      919,287    5957618  0    5957618    0001     Y
  431     2      1      N         N                  Y       1    0001    1,225,912    5957725  0    5957725    0001     Y
  432     3      1      N         N                  Y       2    0001    1,897,708    5957741  0    5957741    0001     Y
  433     1      1      N         N                  Y       1    0001      848,632    5957774  0    5957774    0001     Y
  434     1      1      N         N                  Y       1    0001    1,520,861    5957790  0    5957790    0001     Y
  435     1      1      N         N                  Y       1    0001    1,102,110    5957972  0    5957972    0001     Y
  436     1      1      N         N                  Y       2    0001    3,617,325    5957980  0    5957980    0001     Y
  437     2      1      N         N                  Y       3    0001      573,443    5958095  0    5958095    0001     Y
  438     1      1      N         N                  Y       1    0001      893,364    5958103  0    5958103    0001     Y
  439     1      1      N         N                  Y       1    0001    2,103,626    5958194  0    5958194    0001     Y
  440     1      1      N         N                  Y       2    0001    1,945,252    5958202  0    5958202    0001     Y
  441     1      1      N         N                  Y       2    0001    1,948,544    5958210  0    5958210    0001     Y
  442     1      1      N         N                  Y       2    0001      443,191    5958236  0    5958236    0001     Y
  443     1      1      N         N                  Y       1    0001    1,038,234    5958343  0    5958343    0001     Y
  444     1      1      N         N                  Y       1    0001    5,024,454    5958384  0    5958384    0001     Y
  445     1      1      N         N                  Y       1    0001      841,497    5958392  0    5958392    0001     Y
  446     3      1      N         N                  Y       1    0001      772,635    5958418  0    5958418    0001     Y
  447     1      1      N         N                  Y       2    0001      310,866    5958467  0    5958467    0001     Y
  448     1      1      N         N                  Y       3    0001    2,522,081    5958475  0    5958475    0001     Y
  449     1      1      N         N                  Y       1    0001      661,944    5958624  0    5958624    0001     Y
  450     1      1      N         N                  Y       3    0001    4,281,655    5958731  0    5958731    0001     Y
  451     3      1      N         N                  Y       2    0001      302,085    5958749  0    5958749    0001     Y
  452     1      1      N         N                  Y       3    0001      765,054    5958756  0    5958756    0001     Y
  453     1      1      N         N                  Y       1    0001      585,201    5958798  0    5958798    0001     Y
  454     1      1      N         N                  Y       3    0001    1,410,958    5958988  0    5958988    0001     Y
  455     1      1      N         N                  Y       3    0001    1,341,176    5959051  0    5959051    0001     Y
  456     1      1      N         N                  Y       1    0001      791,457    5959127  0    5959127    0001     Y
  457     1      1      N         N                  Y       1    0001      672,712    5959390  0    5959390    0001     Y
  458     1      1      N         N                  Y       3    0001    1,691,450    5959416  0    5959416    0001     Y
  459     1      1      N         N                  Y       1    0001      462,506    5959432  0    5959432    0001     Y
  460     1      1      N         N                  Y       2    0001      368,852    5959440  0    5959440    0001     Y
  461     1      1      N         N                  Y       1    0001      801,469    5959531  0    5959531    0001     Y
  462     1      1      N         N                  Y       1    0001    1,042,428    5959556  0    5959556    0001     Y
  463     1      1      N         N                  Y       1    0001      655,437    5959838  0    5959838    0001     Y
  464     1      1      N         N                  Y       1    0001      862,640    5959895  0    5959895    0001     Y
  465     1      1      N         N                  Y       1    0001      385,779    5959903  0    5959903    0001     Y
  466     1      1      N         N                  Y       1    0001      902,516    5959952  0    5959952    0001     Y
  467     1      1      N         N                  Y       1    0001      774,948    5959994  0    5959994    0001     Y
  468     1      1      N         N                  Y       1    0001    1,239,910    5960034  0    5960034    0001     Y
  469     1      1      N         N                  Y       1    0001      863,169    5960133  0    5960133    0001     Y
  470     1      1      N         N                  Y       1    0001    1,674,015    5960166  0    5960166    0001     Y
  471     1      1      N         N                  Y       1    0001      851,047    5960232  0    5960232    0001     Y
  472     1      1      N         N                  Y       1    0001      570,600    5960265  0    5960265    0001     Y
  473     1      1      N         N                  Y       2    0001    1,583,002    5960331  0    5960331    0001     Y
  474     1      1      N         N                  Y       3    0001    1,231,394    5960497  0    5960497    0001     Y
  475     1      1      N         N                  Y       1    0001    1,177,972    5960521  0    5960521    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  476   5960562 BOSTON         MA      2118     01   3.000   12.375    3.000    360
  477   5960653 WASHINGTON     DC     20007     01   3.000   13.375    3.000    360
  478   5960737 ASHBURN        VA     20147     01   3.000   12.000    3.000    360
  479   5960745 ANNAPOLIS      MD     21403     01   3.000   11.875    3.000    360
  480   5960752 KING GEORGE    VA     22485     01   3.000   12.750    3.000    360
  481   5960760 CAMBRIDGE      MA      2140     01   3.000   13.375    3.000    360
  482   5960802 RICHMOND       VA     23226     01   3.000   12.500    3.000    360
  483   5960885 BETHEL         CT      6801     01   3.000   13.125    3.000    360
  484   5960935 GLEN BURNIE    MD     21061     01   3.000   12.875    3.000    360
  485   5960950 SPRINGFIELD    VA     22153     01   3.000   13.250    3.000    360
  486   5960984 GREENWICH      CT      6831     01   3.000   12.750    3.000    360
  487   5961024 WILMINGTON     NC     28403     01   3.000   12.750    3.000    360
  488   5961099 SILVER SPRI    MD     20902     01   3.000   13.250    3.000    360
  489   5961255 ELLICOTT CI    MD     21043     01   3.000   12.750    3.000    360
  490   5961271 GERMANTOWN     MD     20876     01   3.000   13.250    3.000    360
  491   5961321 FAIRFIELD      CT      6432     01   3.000   13.125    3.000    360
  492   5961347 ELLICOTT CI    MD     21043     01   3.000   12.250    3.000    360
  493   5961412 CONCORD        NC     28027     01   3.000   12.750    3.000    360
  494   5961560 CHARLOTTE      NC     28277     01   3.000   12.375    3.000    360
  495   5961578 FOREST HILL    MD     21050     01   3.000   12.500    3.000    360
  496   5961644 RALEIGH        NC     27612     01   3.000   12.375    3.000    360
  497   5961669 WINCHESTER     VA     22601     01   3.000   13.125    3.000    360
  498   5961735 FAIRFIELD      CT      6430     01   3.000   13.125    3.000    360
  499   5961784 ATHENS         GA     30605     01   3.000   13.125    3.000    360
  500   5961826 ANNAPOLIS      MD     21401     01   3.000   12.500    3.000    360
  501   5961867 ANNAPOLIS      MD     21403     01   3.000   13.250    3.000    360
  502   5961909 DUNWOODY       GA     30338     01   3.000   12.500    3.000    360
  503   5961982 NORCROSS       GA     30092     01   3.000   12.375    3.000    360
  504   5961990 SCHWENKSVIL    PA     19473     01   3.000   13.125    3.000    360
  505   5962063 NANJEMOY       MD     20662     01   3.000   13.125    3.000    360
  506   5962071 CHARLOTTE      NC     28213     01   3.000   12.750    3.000    360
  507   5962089 RESTON         VA     20194     01   3.000   12.875    3.000    360
  508   5962113 RALEIGH        NC     27605     01   3.000   12.500    3.000    360
  509   5962147 JEFFERSON T    NJ      7849     01   3.000   11.875    3.000    360
  510   5962196 SILVER SPRI    MD     20902     01   3.000   12.625    3.000    360
  511   5962204 CENTREVILLE    VA     20120     01   3.000   13.000    3.000    360
  512   5962279 MOORESTOWN     NJ      8057     01   3.000   12.875    3.000    360
  513   5962287 DALEVILLE      VA     24083     01   3.000   13.125    3.000    360
  514   5962303 MARIETTA       GA     30062     01   3.000   12.375    3.000    360
  515   5962329 CHARLOTTE      NC     28277     01   3.000   12.750    3.000    360
  516   5962360 KNIGHTDALE     NC     27545     01   3.000   12.500    3.000    360
  517   5962451 MATTHEWS       NC     28105     01   3.000   12.500    3.000    360
  518   5962477 VIRGINIA BE    VA     23451     01   3.000   12.875    3.000    360
  519   5962485 CARY           NC     27513     01   3.000   12.500    3.000    360
  520   5962493 BALTIMORE      MD     21209     01   3.000   12.250    3.000    360
  521   5962501 RESTON         VA     20191     01   3.000   12.375    3.000    360
  522   5962519 RALEIGH        NC     27604     01   3.000   12.375    3.000    360
  523   5962618 CHURCHVILLE    MD     21028     01   3.000   12.750    3.000    360
  524   5962626 WINSTON-SAL    NC     27105     01   3.000   13.000    3.000    360
  525   5962642 SILVER SPRI    MD     20904     01   3.000   13.125    3.000    360
  526   5962667 CARRBORO       NC     27510     01   3.000   13.250    3.000    360
  527   5962717 FINKSBURG      MD     21048     01   3.000   12.500    3.000    360
  528   5962725 CLEARWATER     FL     33755     01   3.000   12.750    3.000    360
  529   5962741 OWINGS MILL    MD     21117     01   3.000   11.875    3.000    360
  530   5962774 MASON          OH     45040     01   3.000   13.000    3.000    360
  531   5962782 SOUTH ORANG    NJ      7079     01   3.000   13.375    3.000    360
  532   5962816 HERNDON        VA     20170     01   3.000   12.875    3.000    360
  533   5962832 MITCHELLVIL    MD     20721     01   3.000   13.000    3.000    360
  534   5962881 FAIRFAX        VA     22032     01   3.000   13.250    3.000    360
  535   5962899 NORCROSS       GA     30092     01   3.000   13.000    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
  476      354   431,200.00   428,359.40 09/01/97  2,690.13  80.00    539,000.00  5.195
  477      354   312,800.00   311,094.90 09/01/97  2,160.44  80.00    391,000.00  6.195
  478      354   207,000.00   205,748.02 10/01/97  1,241.07  90.00    230,000.00  4.820
  479      355   145,350.00   144,449.84 10/01/97    859.81  90.00    161,500.00  4.695
  480      354   246,000.00   244,492.08 09/01/97  1,595.56  64.74    380,000.00  5.570
  481      354   525,000.00   522,565.94 10/01/97  3,626.05  76.42    687,000.00  6.195
  482      355   122,400.00   121,726.98 10/01/97    773.66  90.00    136,000.00  5.320
  483      355   229,900.00   228,780.41 10/01/97  1,548.88  95.00    242,000.00  5.945
  484      353    66,500.00    66,102.12 09/01/97    436.86  95.00     70,000.00  5.695
  485      354   185,600.00   184,567.93 09/01/97  1,266.12  80.00    232,000.00  6.070
  486      357 1,000,000.00   801,162.69 12/01/97  6,485.99  54.35  1,840,000.00  5.570
  487      354    70,000.00    69,301.50 09/01/97    454.02  65.42    107,000.00  5.570
  488      353   120,000.00   119,332.66 09/01/97    818.62  80.00    150,000.00  6.070
  489      355   157,000.00   156,177.46 10/01/97  1,018.30  78.50    200,000.00  5.570
  490      354   196,800.00   195,705.62 09/01/97  1,342.53  80.00    246,000.00  6.070
  491      354   252,000.00   250,772.73 10/01/97  1,697.78  90.00    280,000.00  5.945
  492      354   218,700.00   217,224.48 09/01/97  1,346.58  90.00    243,000.00  5.070
  493      354   180,750.00   179,802.98 10/01/97  1,172.35  79.79    226,542.00  5.570
  494      355    90,000.00    89,493.13 10/01/97    561.49  70.87    127,000.00  5.195
  495      354   189,450.00   188,231.45 09/01/97  1,197.46  90.00    210,500.00  5.320
  496      354   189,000.00   187,754.89 09/01/97  1,179.12  90.00    210,000.00  5.195
  497      356    85,500.00    85,154.05 11/01/97    576.03  90.00     95,000.00  5.945
  498      353   129,000.00   128,264.88 09/01/97    869.10  75.00    172,000.00  5.945
  499      354    67,195.00    66,812.06 09/01/97    452.71  89.00     75,500.00  5.945
  500      354   479,800.00   476,713.95 09/01/97  3,032.67  80.00    599,750.00  5.320
  501      354   455,250.00   452,718.49 09/01/97  3,105.61  75.00    607,000.00  6.070
  502      354   207,000.00   205,668.57 09/01/97  1,308.39  77.53    267,000.00  5.320
  503      355   118,600.00   117,932.09 10/01/97    739.91  79.97    148,300.00  5.195
  504      354   142,200.00   141,388.78 09/01/97    958.03  90.00    158,000.00  5.945
  505      355   169,350.00   168,525.24 10/01/97  1,140.95  94.98    178,300.00  5.945
  506      354    87,400.00    86,864.25 09/01/97    566.88  95.00     92,000.00  5.570
  507      355   228,750.00   227,580.26 10/01/97  1,502.73  75.00    305,000.00  5.695
  508      354   142,400.00   141,484.06 09/01/97    900.07  80.00    178,000.00  5.320
  509      354   140,000.00   138,986.01 09/01/97    828.16  52.83    265,000.00  4.695
  510      355   161,500.00   160,633.14 10/01/97  1,034.11  87.53    184,500.00  5.445
  511      354   117,000.00   116,316.76 09/01/97    778.41  90.00    130,000.00  5.820
  512      359   468,000.00   467,211.39 02/01/98  3,074.43  80.00    585,020.00  5.695
  513      354   132,000.00   131,247.78 09/01/97    889.31  80.00    165,000.00  5.945
  514      354   191,900.00   189,916.90 10/01/97  1,197.21  79.99    239,900.00  5.195
  515      354   180,000.00   178,896.66 09/01/97  1,167.48  73.17    246,000.00  5.570
  516      354   115,400.00   114,549.98 09/01/97    729.41  94.98    121,500.00  5.320
  517      354   118,000.00   117,241.05 09/01/97    745.84  89.39    132,000.00  5.320
  518      354   130,600.00   129,818.62 09/01/97    857.95  94.98    137,500.00  5.695
  519      355   123,000.00   122,203.15 10/01/97    777.45  79.97    153,800.00  5.320
  520      354    65,000.00    64,561.45 09/01/97    400.22  40.63    160,000.00  5.070
  521      354   121,600.00   120,580.20 09/01/97    758.63  80.00    152,000.00  5.195
  522      355    99,000.00    98,442.43 10/01/97    617.64  79.84    124,000.00  5.195
  523      355   198,000.00   196,962.63 10/01/97  1,284.23  79.20    250,000.00  5.570
  524      354   109,250.00   107,999.66 09/01/97    726.85  95.00    115,000.00  5.820
  525      355   185,600.00   184,696.09 10/01/97  1,250.43  80.00    232,000.00  5.945
  526      354   159,800.00   158,911.41 09/01/97  1,090.12  94.00    170,000.00  6.070
  527      353   500,000.00   496,784.01 09/01/97  3,160.35  72.46    690,000.00  5.320
  528      358    60,000.00    59,844.15 01/01/98    389.16  75.00     80,000.00  5.570
  529      355   213,500.00   212,177.83 10/01/97  1,262.94  88.22    242,000.00  4.695
  530      355   161,300.00   160,495.00 10/01/97  1,073.14  95.00    169,791.00  5.820
  531      354   234,650.00   233,376.87 09/01/97  1,620.67  95.00    247,000.00  6.195
  532      355   489,500.00   486,996.93 10/01/97  3,215.67  80.00    611,875.00  5.695
  533      354   165,000.00   164,036.53 09/01/97  1,097.75  76.39    216,000.00  5.820
  534      354   187,150.00   186,109.28 09/01/97  1,276.70  95.00    197,000.00  6.070
  535      354   184,775.00   183,696.00 09/01/97  1,229.32  95.00    194,500.00  5.820

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  476     2      1      N         N                  Y       1    0001    2,225,327    5960562  0    5960562    0001     Y
  477     2      1      N         N                  Y       1    0001    1,927,233    5960653  0    5960653    0001     Y
  478     1      1      N         N                  Y       1    0001      991,705    5960737  0    5960737    0001     Y
  479     3      1      N         N                  Y       1    0001      678,192    5960745  0    5960745    0001     Y
  480     1      1      N         N                  Y       2    0001    1,361,821    5960752  0    5960752    0001     Y
  481     1      1      N         N                  Y       2    0001    3,237,296    5960760  0    5960760    0001     Y
  482     1      1      N         N                  Y       1    0001      647,588    5960802  0    5960802    0001     Y
  483     1      1      N         N                  Y       1    0001    1,360,100    5960885  0    5960885    0001     Y
  484     3      1      N         N                  Y       1    0001      376,452    5960935  0    5960935    0001     Y
  485     1      1      N         N                  Y       2    0001    1,120,327    5960950  0    5960950    0001     Y
  486     1      1      N         N                  Y       1    0001    4,462,476    5960984  0    5960984    0001     Y
  487     2      1      N         N                  Y       1    0001      386,009    5961024  0    5961024    0001     Y
  488     1      1      N         N                  Y       3    0001      724,349    5961099  0    5961099    0001     Y
  489     1      1      N         N                  Y       2    0001      869,908    5961255  0    5961255    0001     Y
  490     1      1      N         N                  Y       2    0001    1,187,933    5961271  0    5961271    0001     Y
  491     1      1      N         N                  Y       1    0001    1,490,844    5961321  0    5961321    0001     Y
  492     1      1      N         N                  Y       1    0001    1,101,328    5961347  0    5961347    0001     Y
  493     1      1      N         N                  Y       1    0001    1,001,503    5961412  0    5961412    0001     Y
  494     1      1      N         N                  Y       2    0001      464,917    5961560  0    5961560    0001     Y
  495     1      1      N         N                  Y       1    0001    1,001,391    5961578  0    5961578    0001     Y
  496     1      1      N         N                  Y       1    0001      975,387    5961644  0    5961644    0001     Y
  497     1      1      N         N                  Y       1    0001      506,241    5961669  0    5961669    0001     Y
  498     1      1      N         N                  Y       3    0001      762,535    5961735  0    5961735    0001     Y
  499     3      1      N         N                  Y       1    0001      397,198    5961784  0    5961784    0001     Y
  500     1      1      N         N                  Y       1    0001    2,536,118    5961826  0    5961826    0001     Y
  501     1      1      N         N                  Y       3    0001    2,748,001    5961867  0    5961867    0001     Y
  502     1      1      N         N                  Y       1    0001    1,094,157    5961909  0    5961909    0001     Y
  503     1      1      N         N                  Y       1    0001      612,657    5961982  0    5961982    0001     Y
  504     1      1      N         N                  Y       2    0001      840,556    5961990  0    5961990    0001     Y
  505     1      1      N         N                  Y       1    0001    1,001,883    5962063  0    5962063    0001     Y
  506     3      1      N         N                  Y       1    0001      483,834    5962071  0    5962071    0001     Y
  507     1      1      N         N                  Y       3    0001    1,296,070    5962089  0    5962089    0001     Y
  508     1      1      N         N                  Y       1    0001      752,695    5962113  0    5962113    0001     Y
  509     1      1      N         N                  Y       2    0001      652,539    5962147  0    5962147    0001     Y
  510     1      1      N         N                  Y       2    0001      874,647    5962196  0    5962196    0001     Y
  511     2      1      N         N                  Y       2    0001      676,964    5962204  0    5962204    0001     Y
  512     1      1      N         N                  Y       1    0001    2,660,769    5962279  0    5962279    0001     Y
  513     1      1      N         N                  Y       2    0001      780,268    5962287  0    5962287    0001     Y
  514     1      1      N         N                  Y       1    0001      986,618    5962303  0    5962303    0001     Y
  515     1      1      N         N                  Y       3    0001      996,454    5962329  0    5962329    0001     Y
  516     1      1      N         N                  Y       1    0001      609,406    5962360  0    5962360    0001     Y
  517     1      1      N         N                  Y       1    0001      623,722    5962451  0    5962451    0001     Y
  518     1      1      N         N                  Y       1    0001      739,317    5962477  0    5962477    0001     Y
  519     1      1      N         N                  Y       1    0001      650,121    5962485  0    5962485    0001     Y
  520     2      1      N         N                  Y       2    0001      327,327    5962493  0    5962493    0001     Y
  521     2      1      N         N                  Y       1    0001      626,414    5962501  0    5962501    0001     Y
  522     1      1      N         N                  Y       2    0001      511,408    5962519  0    5962519    0001     Y
  523     1      1      N         N                  Y       2    0001    1,097,082    5962618  0    5962618    0001     Y
  524     1      1      N         N                  Y       1    0001      628,558    5962626  0    5962626    0001     Y
  525     1      1      N         N                  Y       2    0001    1,098,018    5962642  0    5962642    0001     Y
  526     1      1      N         N                  Y       1    0001      964,592    5962667  0    5962667    0001     Y
  527     1      1      N         N                  Y       1    0001    2,642,891    5962717  0    5962717    0001     Y
  528     1      1      N         N                  Y       3    0001      333,332    5962725  0    5962725    0001     Y
  529     1      1      N         N                  Y       2    0001      996,175    5962741  0    5962741    0001     Y
  530     1      1      N         N                  Y       1    0001      934,081    5962774  0    5962774    0001     Y
  531     1      1      N         N                  Y       1    0001    1,445,770    5962782  0    5962782    0001     Y
  532     1      1      N         N                  Y       1    0001    2,773,448    5962816  0    5962816    0001     Y
  533     1      1      N         N                  Y       2    0001      954,693    5962832  0    5962832    0001     Y
  534     1      1      N         N                  Y       1    0001    1,129,683    5962881  0    5962881    0001     Y
  535     1      1      N         N                  Y       1    0001    1,069,111    5962899  0    5962899    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  536   5962915 DUNWOODY       GA     30360     01   3.000   12.750    3.000    360
  537   5962931 GALLOWAY TO    NJ      8201     01   3.000   11.875    3.000    360
  538   5962980 STAMFORD       CT      6903     01   3.000   13.375    3.000    360
  539   5963004 CHARLOTTE      NC     28273     01   3.000   12.750    3.000    360
  540   5963012 WILMINGTON     NC     28403     01   3.000   12.875    3.000    360
  541   5963095 HICKORY        NC     28601     01   3.000   11.875    3.000    360
  542   5963129 TAMPA          FL     33626     01   3.000   13.125    3.000    360
  543   5963186 MARGATE        NJ      8402     01   3.000   13.250    3.000    360
  544   5963319 QUINTON        VA     23141     01   3.000   11.875    3.000    360
  545   5963335 CORNELIUS      NC     28031     01   3.000   12.625    3.000    360
  546   5963343 MCLEAN         VA     22101     01   3.000   13.250    3.000    360
  547   5963350 GLEN ALLEN     VA     23060     01   3.000   12.500    3.000    360
  548   5963368 BALTIMORE      MD     21211     01   3.000   13.125    3.000    360
  549   5963384 WILMINGTON     NC     28409     01   3.000   13.000    3.000    360
  550   5963582 CHEVY CHASE    MD     20815     01   3.000   13.125    3.000    360
  551   5963616 WILMINGTON     NC     28403     01   3.000   11.875    3.000    360
  552   5963731 GAITHERSBUR    MD     20878     01   3.000   13.125    3.000    360
  553   5963764 RICHMOND       VA     23233     01   3.000   12.750    3.000    360
  554   5963822 MORRIS  TOW    NJ      7960     01   3.000   13.125    3.000    360
  555   5963855 SUWANEE        GA     30024     01   3.000   12.500    3.000    360
  556   5963970 POTOMAC        MD     20854     01   3.000   13.250    3.000    360
  557   5964010 WILLIAMSBUR    VA     23185     01   3.000   12.750    3.000    360
  558   5964044 WASHINGTON     DC     20016     01   3.000   13.125    3.000    360
  559   5964101 STAMFORD       CT      6902     01   3.000   13.750    3.000    360
  560   5964127 FABER          VA     22938     01   3.000   13.000    3.000    360
  561   5964150 MAHWAH         NJ      7430     01   3.000   13.250    3.000    360
  562   5964176 GREENSBORO     NC     27410     01   3.000   12.375    3.000    360
  563   5964200 TOWSON         MD     21286     01   3.000   12.875    3.000    360
  564   5964218 ELKRIDGE       MD     21075     01   3.000   12.125    3.000    360
  565   5964242 MADISON        NJ      7940     01   3.000   13.125    3.000    360
  566   5964275 ANNAPOLIS      MD     21403     01   3.000   13.000    3.000    360
  567   5964333 CATONSVILLE    MD     21228     01   3.000   12.500    3.000    360
  568   5964341 RALEIGH        NC     27606     01   3.000   12.750    3.000    360
  569   5964390 FREDERICKSB    VA     22408     01   3.000   12.375    3.000    360
  570   5964465 CHARLOTTE      NC     28209     01   3.000   13.000    3.000    360
  571   5964598 MATTHEWS       NC     28105     01   3.000   12.750    3.000    360
  572   5964622 ROCKVILLE      MD     20853     01   3.000   12.625    3.000    360
  573   5964655 WOODBINE       MD     21797     01   3.000   12.625    3.000    360
  574   5964671 STAMFORD       CT      6907     01   3.000   13.000    3.000    360
  575   5964689 COLUMBIA       MD     21045     01   3.000   12.125    3.000    360
  576   5964804 COLUMBIA       MD     21045     01   3.000   12.500    3.000    360
  577   5964846 SPRINGFIELD    VA     22152     01   3.000   13.125    3.000    360
  578   5964861 VIENNA         VA     22182     01   3.000   12.000    3.000    360
  579   5964903 ROCKVILLE      MD     20852     01   3.000   12.250    3.000    360
  580   5964937 BETHESDA       MD     20817     01   3.000   12.750    3.000    360
  581   5964994 GREAT FALLS    VA     22066     01   3.000   13.125    3.000    360
  582   5965009 MIDDLETOWN     OH     45042     01   3.000   12.000    3.000    360
  583   5965066 ALEXANDRIA     VA     22302     01   3.000   13.000    3.000    360
  584   5965108 CLARKSVILLE    MD     21029     01   3.000   13.000    3.000    360
  585   5965181 HUNTERSVILL    NC     28078     01   3.000   12.500    3.000    360
  586   5965199 WOODSTOCK      GA     30188     01   3.000   12.750    3.000    360
  587   5965231 COLUMBIA       SC     29223     01   3.000   12.375    3.000    360
  588   5965314 RICHMOND       VA     23227     01   3.000   13.000    3.000    360
  589   5965462 ASHBURN        VA     20147     01   3.000   12.750    3.000    360
  590   5965488 HERNDON        VA     22070     01   3.000   13.250    3.000    360
  591   5965546 FAIRFAX        VA     22030     01   3.000   12.875    3.000    360
  592   5965553 CHARLOTTE      NC     28269     01   3.000   12.250    3.000    360
  593   5965603 POWDER SPRI    GA     30073     01   3.000   12.500    3.000    360
  594   5965611 LAUREL         MD     20723     01   3.000   12.625    3.000    360
  595   5965645 WILMINGTON     NC     28405     01   3.000   12.750    3.000    360

                                     D-28

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  536      354   144,300.00   143,409.09 09/01/97    935.93  95.00  151,900.00    5.570
  537      355   119,700.00   118,827.98 10/01/97    642.58  95.00  126,000.00    3.820
  538      354   356,000.00   354,323.92 10/01/97  2,458.81  80.00  445,000.00    6.195
  539      354   121,200.00   120,457.04 09/01/97    786.11  79.97  151,562.00    5.570
  540      354   169,600.00   168,585.24 09/01/97  1,114.16  80.00  212,000.00    5.695
  541      354   172,500.00   171,250.61 09/01/97  1,020.41  74.19  232,500.00    4.695
  542      356   140,000.00   137,889.76 11/01/97    943.21  77.78  180,000.00    5.945
  543      354   355,500.00   353,523.17 09/01/97  2,425.14  90.00  395,000.00    6.070
  544      356   196,880.00   195,817.67 11/01/97  1,133.36  95.00  207,250.00    4.445
  545      355   150,000.00   149,194.88 10/01/97    960.47  75.00  200,000.00    5.445
  546      354   265,500.00   264,023.63 09/01/97  1,811.18  90.00  295,000.00    6.070
  547      354   268,000.00   266,276.19 09/01/97  1,693.95  76.14  352,000.00    5.320
  548      355    60,000.00    59,700.83 10/01/97    404.24  78.95   76,000.00    5.945
  549      353   170,000.00   169,007.29 09/01/97  1,131.02  52.07  326,500.00    5.820
  550      354   199,500.00   193,212.92 09/01/97  1,344.07  52.92  377,000.00    5.945
  551      355   153,900.00   152,946.93 10/01/97    910.38  95.00  162,000.00    4.695
  552      355   128,000.00   127,376.65 10/01/97    862.36  80.00  160,000.00    5.945
  553      355   188,100.00   187,114.49 10/01/97  1,220.02  95.00  198,000.00    5.570
  554      355   160,000.00   158,972.81 10/01/97  1,077.95  95.00  160,000.00    5.945
  555      354   214,600.00   213,216.79 09/01/97  1,356.42  93.84  228,690.00    5.320
  556      354   288,000.00   286,398.51 09/01/97  1,964.67  80.00  360,000.00    6.070
  557      354   154,800.00   153,708.09 09/01/97  1,004.03  90.00  172,000.00    5.570
  558      356   430,900.00   429,156.45 11/01/97  2,903.06  66.29  650,000.00    5.945
  559      355   255,075.00   253,977.23 10/01/97  1,827.39  95.00  268,500.00    6.570
  560      355   116,100.00   115,520.58 10/01/97    772.42  90.00  129,000.00    5.820
  561      355   269,000.00   267,621.12 10/01/97  1,835.06  77.30  348,000.00    6.070
  562      355   193,600.00   192,509.76 10/01/97  1,207.81  80.00  242,000.00    5.195
  563      356   201,400.00   200,544.21 11/01/97  1,323.06  95.00  212,000.00    5.695
  564      354   195,750.00   194,593.78 10/01/97  1,189.40  79.78  245,370.00    4.945
  565      354   265,000.00   263,709.44 10/01/97  1,785.36  76.81  345,000.00    5.945
  566      354    84,600.00    84,177.79 10/01/97    562.85  88.13   96,000.00    5.820
  567      354   182,400.00   181,397.12 10/01/97  1,152.90  80.00  228,000.00    5.320
  568      354   262,400.00   260,791.55 09/01/97  1,701.93  80.00  328,000.00    5.570
  569      355    80,000.00    79,549.45 10/01/97    499.10  76.19  105,000.00    5.195
  570      354   200,000.00   198,832.12 09/01/97  1,330.61  80.00  250,000.00    5.820
  571      354   126,300.00   125,525.84 09/01/97    819.18  79.99  157,900.00    5.570
  572      355   238,000.00   236,420.87 10/01/97  1,523.95  73.46  324,000.00    5.445
  573      353   170,000.00   168,932.52 09/01/97  1,088.53  61.82  275,000.00    5.445
  574      355   140,000.00   139,301.31 10/01/97    931.43  80.00  175,000.00    5.820
  575      353   205,100.00   203,683.02 09/01/97  1,246.21  90.00  227,900.00    4.945
  576      354   140,000.00    25,475.74 09/01/97    884.90  80.00  175,000.00    5.320
  577      355   335,000.00   333,368.55 10/01/97  2,256.96  79.76  420,000.00    5.945
  578      354   432,000.00   428,944.05 09/01/97  2,590.06  80.00  540,000.00    4.820
  579      355   370,000.00   367,865.91 10/01/97  2,278.16  78.72  470,000.00    5.070
  580      355   464,000.00   461,569.04 10/01/97  3,009.50  80.00  580,000.00    5.570
  581      355   268,000.00   266,694.84 10/01/97  1,805.57  55.83  480,000.00    5.945
  582      354   137,750.00   136,775.50 09/01/97    825.89  95.00  145,000.00    4.820
  583      355   377,000.00   375,118.55 10/01/97  2,508.20  74.21  508,000.00    5.820
  584      353   193,600.00   192,469.50 09/01/97  1,288.03  80.00  242,000.00    5.820
  585      355    99,000.00    97,947.48 10/01/97    625.75  64.92  152,500.00    5.320
  586      355   229,900.00   228,695.52 10/01/97  1,491.13  90.00  255,450.00    5.570
  587      355   101,350.00   100,779.19 10/01/97    632.30  89.69  113,000.00    5.195
  588      355   300,000.00   298,502.85 10/01/97  1,995.91  66.67  450,000.00    5.820
  589      355   288,000.00   286,491.10 10/01/97  1,867.97  80.00  360,000.00    5.570
  590      355   260,000.00   258,764.51 10/01/97  1,773.66  80.00  325,000.00    6.070
  591      355   123,750.00   121,205.63 10/01/97    812.95  90.00  137,500.00    5.695
  592      355   190,000.00   188,904.09 10/01/97  1,169.87  95.00  200,000.00    5.070
  593      354   166,900.00   165,518.24 09/01/97  1,054.93  73.56  226,900.00    5.320
  594      355   214,200.00   213,050.31 10/01/97  1,371.55  90.00  238,000.00    5.445
  595      355   250,000.00   248,690.21 10/01/97  1,621.50  35.21  710,000.00    5.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  536     1      1      N         N                  Y       1    0001      798,789    5962915  0    5962915    0001     Y
  537     1      1      N         N                  Y       1    0001      453,923    5962931  0    5962931    0001     Y
  538     1      1      N         N                  Y       1    0001    2,195,037    5962980  0    5962980    0001     Y
  539     1      1      N         N                  Y       1    0001      670,946    5963004  0    5963004    0001     Y
  540     1      1      N         N                  Y       1    0001      960,093    5963012  0    5963012    0001     Y
  541     1      1      N         N                  Y       1    0001      804,022    5963095  0    5963095    0001     Y
  542     1      1      N         N                  Y       1    0001      819,755    5963129  0    5963129    0001     Y
  543     1      1      N         N                  Y       1    0001    2,145,886    5963186  0    5963186    0001     Y
  544     1      1      N         N                  Y       1    0001      870,410    5963319  0    5963319    0001     Y
  545     3      1      N         N                  Y       1    0001      812,366    5963335  0    5963335    0001     Y
  546     1      1      N         N                  Y       1    0001    1,602,623    5963343  0    5963343    0001     Y
  547     1      1      N         N                  Y       2    0001    1,416,589    5963350  0    5963350    0001     Y
  548     2      1      N         N                  Y       3    0001      354,921    5963368  0    5963368    0001     Y
  549     1      1      N         N                  Y       1    0001      983,622    5963384  0    5963384    0001     Y
  550     1      1      N         N                  Y       2    0001    1,148,651    5963582  0    5963582    0001     Y
  551     1      1      N         N                  Y       1    0001      718,086    5963616  0    5963616    0001     Y
  552     2      1      N         N                  Y       2    0001      757,254    5963731  0    5963731    0001     Y
  553     1      1      N         N                  Y       1    0001    1,042,228    5963764  0    5963764    0001     Y
  554     1      1      N         Y     8,000.00     N       1    0001      945,093    5963822  0    5963822    0001     N
  555     1      1      N         N                  Y       1    0001    1,134,313    5963855  0    5963855    0001     Y
  556     1      1      N         N                  Y       2    0001    1,738,439    5963970  0    5963970    0001     Y
  557     1      1      N         N                  Y       1    0001      856,154    5964010  0    5964010    0001     Y
  558     1      1      N         N                  Y       2    0001    2,551,335    5964044  0    5964044    0001     Y
  559     3      1      N         N                  Y       1    0001    1,668,630    5964101  0    5964101    0001     Y
  560     1      1      N         N                  Y       1    0001      672,330    5964127  0    5964127    0001     Y
  561     1      1      N         N                  Y       2    0001    1,624,460    5964150  0    5964150    0001     Y
  562     1      1      N         N                  Y       1    0001    1,000,088    5964176  0    5964176    0001     Y
  563     1      1      N         N                  Y       1    0001    1,142,099    5964200  0    5964200    0001     Y
  564     1      1      N         N                  Y       1    0001      962,266    5964218  0    5964218    0001     Y
  565     1      1      N         N                  Y       1    0001    1,567,753    5964242  0    5964242    0001     Y
  566     2      1      N         N                  Y       2    0001      489,915    5964275  0    5964275    0001     Y
  567     1      1      N         N                  Y       1    0001      965,033    5964333  0    5964333    0001     Y
  568     1      1      N         N                  Y       2    0001    1,452,609    5964341  0    5964341    0001     Y
  569     1      1      N         N                  Y       2    0001      413,259    5964390  0    5964390    0001     Y
  570     1      1      N         N                  Y       3    0001    1,157,203    5964465  0    5964465    0001     Y
  571     1      1      N         N                  Y       1    0001      699,179    5964598  0    5964598    0001     Y
  572     1      1      N         N                  Y       2    0001    1,287,312    5964622  0    5964622    0001     Y
  573     1      1      N         N                  Y       2    0001      919,838    5964655  0    5964655    0001     Y
  574     1      1      N         N                  Y       3    0001      810,734    5964671  0    5964671    0001     Y
  575     1      1      N         N                  Y       1    0001    1,007,213    5964689  0    5964689    0001     Y
  576     1      1      N         N                  Y       1    0001      135,531    5964804  0    5964804    0001     Y
  577     1      1      N         N                  Y       2    0001    1,981,876    5964846  0    5964846    0001     Y
  578     1      1      N         N                  Y       1    0001    2,067,510    5964861  0    5964861    0001     Y
  579     1      1      N         N                  Y       1    0001    1,865,080    5964903  0    5964903    0001     Y
  580     1      1      N         N                  Y       1    0001    2,570,940    5964937  0    5964937    0001     Y
  581     1      1      N         N                  Y       3    0001    1,585,501    5964994  0    5964994    0001     Y
  582     1      1      N         N                  Y       1    0001      659,258    5965009  0    5965009    0001     Y
  583     1      1      N         N                  Y       2    0001    2,183,190    5965066  0    5965066    0001     Y
  584     1      1      N         N                  Y       1    0001    1,120,172    5965108  0    5965108    0001     Y
  585     1      1      N         N                  Y       2    0001      521,081    5965181  0    5965181    0001     Y
  586     1      1      N         N                  Y       1    0001    1,273,834    5965199  0    5965199    0001     Y
  587     1      1      N         N                  Y       2    0001      523,548    5965231  0    5965231    0001     Y
  588     1      1      N         N                  Y       3    0001    1,737,287    5965314  0    5965314    0001     Y
  589     1      1      N         N                  Y       3    0001    1,595,755    5965462  0    5965462    0001     Y
  590     1      1      N         N                  Y       2    0001    1,570,701    5965488  0    5965488    0001     Y
  591     2      1      N         N                  Y       2    0001      690,266    5965546  0    5965546    0001     Y
  592     1      1      N         N                  Y       1    0001      957,744    5965553  0    5965553    0001     Y
  593     1      1      N         N                  Y       1    0001      880,557    5965603  0    5965603    0001     Y
  594     1      1      N         N                  Y       1    0001    1,160,059    5965611  0    5965611    0001     Y
  595     1      1      N         N                  Y       3    0001    1,385,204    5965645  0    5965645    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  596   5965652 UPPER MARLB    MD     20774     01   3.000   13.125    3.000    360
  597   5965660 WILMINGTON     NC     28401     01   3.000   12.375    3.000    360
  598   5965728 ARLINGTON      VA     22203     01   3.000   12.000    3.000    360
  599   5965736 GERMANTOWN     MD     20874     01   3.000   13.000    3.000    360
  600   5965751 LITTLE SILV    NJ      7739     01   3.000   12.875    3.000    360
  601   5965785 WINSTON SAL    NC     27105     01   3.000   12.875    3.000    360
  602   5965793 BETHESDA       MD     20817     01   3.000   13.125    3.000    360
  603   5965835 LEXINGTON      SC     29072     01   3.000   12.375    3.000    360
  604   5965843 COLUMBIA       SC     29212     01   3.000   12.250    3.000    360
  605   5965868 CHAPEL HILL    NC     27516     01   3.000   12.625    3.000    360
  606   5965892 FAIRFAX        VA     22032     01   3.000   12.875    3.000    360
  607   5965918 FALLS CHURC    VA     22043     01   3.000   11.750    3.000    360
  608   5965942 OLNEY          MD     20832     01   3.000   12.875    3.000    360
  609   5965959 MOUNT HOLLY    NC     28120     01   3.000   12.500    3.000    360
  610   5965975 NEWARK         DE     19711     01   3.000   12.875    3.000    360
  611   5966007 NORCROSS       GA     30071     01   3.000   12.250    3.000    360
  612   5966015 MONROE         NC     28110     01   3.000   12.750    3.000    360
  613   5966098 APEX           NC     27502     01   3.000   12.750    3.000    360
  614   5966189 MONETA         VA     24121     01   3.000   13.125    3.000    360
  615   5966197 FAIRFIELD      CT      6432     01   3.000   13.375    3.000    360
  616   5966262 ELLICOTT CI    MD     21043     01   3.000   13.125    3.000    360
  617   5966288 POTOMAC        MD     20854     01   3.000   12.875    3.000    360
  618   5966338 BETHESDA       MD     20816     01   3.000   12.625    3.000    360
  619   5966346 MILLSTONE      NJ      7726     01   3.000   13.375    3.000    360
  620   5966478 STANHOPE       NJ      7874     01   3.000   12.500    3.000    360
  621   5966494 OCEAN CITY     NJ      8226     01   3.000   13.250    3.000    360
  622   5966510 BELLE MEAD     NJ      8502     01   3.000   12.250    3.000    360
  623   5966577 ANNANDALE      VA     22003     01   3.000   12.250    3.000    360
  624   5966767 ELLICOTT CI    MD     21043     01   3.000   12.375    3.000    360
  625   5966809 ALPHARETTA     GA     30202     01   3.000   13.250    3.000    360
  626   5966866 SUCCASUNNA     NJ      7876     01   3.000   13.125    3.000    360
  627   5966908 EVANSTON       IL     60202     01   3.000   13.125    3.000    360
  628   5966965 OLD BRIDGE     NJ      8857     01   3.000   13.000    3.000    360
  629   5967005 SOMERVILLE     MA      2145     01   3.000   13.000    3.000    360
  630   5967039 PITTSBURGH     PA     15241     01   3.000   12.500    3.000    360
  631   5967054 HUDDLESTON     VA     24104     01   3.000   12.125    3.000    360
  632   5967070 GALLOWAY TO    NJ      8201     01   3.000   11.625    3.000    360
  633   5967088 WALDORF        MD     20602     01   3.000   13.000    3.000    360
  634   5967138 PEARL RIVER    NY     10965     01   3.000   11.750    3.000    360
  635   5967146 FAIRFAX        VA     22032     01   3.000   12.750    3.000    360
  636   5967161 PASADENA       MD     21122     01   3.000   12.125    3.000    360
  637   5967179 COLUMBIA       SC     29209     01   3.000   12.875    3.000    360
  638   5967245 NEWTOWN        CT      6482     01   3.000   11.750    3.000    360
  639   5967252 ANNAPOLIS      MD     21403     01   3.000   12.250    3.000    360
  640   5967328 RALEIGH        NC     27614     01   3.000   12.625    3.000    360
  641   5967351 DURHAM         NC     27703     01   3.000   12.375    3.000    360
  642   5967427 COVINGTON      GA     30209     01   3.000   12.250    3.000    360
  643   5967484 RIVERSIDE      CT      6878     01   3.000   12.875    3.000    360
  644   5967559 CROWNSVILLE    MD     21032     01   3.000   13.250    3.000    360
  645   5967609 ROSWELL        GA     30075     01   3.000   12.375    3.000    360
  646   5967617 WILMINGTON     DE     19810     01   3.000   12.625    3.000    360
  647   5967690 PINEVILLE      NC     28134     01   3.000   12.750    3.000    360
  648   5967716 MOORESTOWN     NJ      8057     01   3.000   12.125    3.000    360
  649   5967724 WINSTON SAL    NC     27106     01   3.000   12.375    3.000    360
  650   5967757 JAMESTOWN      NC     27282     01   3.000   12.625    3.000    360
  651   5967807 SILVER SPRI    MD     20904     01   3.000   12.625    3.000    360
  652   5967914 CHAPPAQUA      NY     10514     01   3.000   13.000    3.000    360
  653   5967948 MORRISVILLE    NC     27560     01   3.000   12.250    3.000    360
  654   5968011 STERLING       VA     20165     01   3.000   12.875    3.000    360
  655   5968037 RALEIGH        NC     27604     01   3.000   12.500    3.000    360

                                     D-31

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
  596      355   230,500.00   229,377.44 10/01/97  1,552.93  84.43    273,000.00  5.945
  597      355   122,000.00   121,312.89 10/01/97    761.13  70.93    172,000.00  5.195
  598      355   250,000.00   248,487.95 10/01/97  1,498.88  73.53    340,000.00  4.820
  599      355   136,350.00   135,669.55 10/01/97    907.14  90.00    151,500.00  5.820
  600      355   232,000.00   230,813.65 10/01/97  1,524.08  80.00    290,000.00  5.695
  601      355   112,000.00   111,427.24 10/01/97    735.77  95.00    117,900.00  5.695
  602      355   240,000.00   238,831.18 10/01/97  1,616.93  80.00    300,000.00  5.945
  603      355   112,385.00   111,752.09 10/01/97    701.14  94.44    119,000.00  5.195
  604      355   185,000.00   183,932.96 10/01/97  1,139.08  58.36    317,000.00  5.070
  605      355   258,200.00   256,814.14 10/01/97  1,653.29  90.00    286,900.00  5.445
  606      355   281,600.00   280,159.98 10/01/97  1,849.92  80.00    352,000.00  5.695
  607      355   154,000.00   153,023.61 10/01/97    898.71  74.76    206,000.00  4.570
  608      353   170,000.00   168,982.91 09/01/97  1,116.78  77.27    220,000.00  5.695
  609      355    90,000.00    89,465.06 10/01/97    568.87  75.00    120,000.00  5.320
  610      354   117,800.00   117,095.24 09/01/97    773.86  95.00    124,000.00  5.695
  611      355   195,750.00   194,620.94 10/01/97  1,205.27  90.00    217,500.00  5.070
  612      355    89,300.00    88,706.34 10/01/97    579.20  95.00     94,000.00  5.570
  613      355   196,500.00   195,470.48 10/01/97  1,274.50  75.00    262,000.00  5.570
  614      356   205,000.00   204,170.49 11/01/97  1,381.13  77.36    265,000.00  5.945
  615      355   316,000.00   314,534.91 10/01/97  2,182.54  80.00    395,000.00  6.195
  616      356   170,400.00   169,710.51 11/01/97  1,148.02  80.00    213,000.00  5.945
  617      355   280,000.00   278,568.17 10/01/97  1,839.41  73.68    380,000.00  5.695
  618      355   428,000.00   425,702.77 10/01/97  2,740.54  80.00    535,000.00  5.445
  619      355   252,000.00   250,474.82 10/01/97  1,740.51  80.00    315,000.00  6.195
  620      356   140,000.00   139,360.28 11/01/97    884.90  80.00    175,000.00  5.320
  621      355   350,000.00   348,336.81 10/01/97  2,387.62  57.38    610,000.00  6.070
  622      353   250,000.00   233,235.26 09/01/97  1,539.29  59.91    417,269.00  5.070
  623      355   100,000.00    99,423.21 10/01/97    615.72  54.64    183,000.00  5.070
  624      354   191,900.00   190,635.81 09/01/97  1,197.21  95.00    202,000.00  5.195
  625      356   350,000.00   348,618.20 11/01/97  2,387.62  79.55    440,000.00  6.070
  626      356   136,800.00   136,246.47 11/01/97    921.65  90.00    152,000.00  5.945
  627      356   118,750.00   118,269.47 11/01/97    800.05  95.00    125,000.00  5.945
  628      355   140,800.00   139,505.20 10/01/97    936.75  80.00    176,000.00  5.820
  629      357   135,000.00   134,553.47 12/01/97    898.16  73.77    183,000.00  5.820
  630      355   153,000.00   152,158.77 10/01/97    967.07  90.00    170,000.00  5.320
  631      355   160,550.00   159,601.69 10/01/97    975.52  95.00    169,000.00  4.945
  632      358   122,000.00   121,558.37 01/01/98    654.93  94.94    128,500.00  3.820
  633      355   137,650.00   136,963.06 10/01/97    915.79  95.00    144,900.00  5.820
  634      355   140,000.00   139,262.07 11/01/97    817.01  46.87    298,700.00  4.570
  635      357   256,000.00   255,110.85 12/01/97  1,660.42  78.77    325,000.00  5.570
  636      357   153,000.00   152,400.59 12/01/97    929.65  90.00    170,000.00  4.945
  637      355   182,700.00   181,765.77 10/01/97  1,200.21  90.00    203,000.00  5.695
  638      356   200,000.00   198,945.86 11/01/97  1,167.15  75.19    266,000.00  4.570
  639      356   189,000.00   187,790.79 11/01/97  1,163.71  90.00    210,000.00  5.070
  640      352   429,000.00   426,701.74 10/01/97  2,746.94  75.00    572,000.00  5.445
  641      356    85,900.00    77,412.69 11/01/97    535.91  58.88    145,900.00  5.195
  642      356   123,500.00   122,907.93 10/01/97    760.42  95.00    130,000.00  5.070
  643      355   975,000.00   970,014.33 10/01/97  6,405.06  63.73  1,530,000.00  5.695
  644      356   369,150.00   367,692.60 11/01/97  2,518.26  80.00    461,450.00  6.070
  645      355   190,500.00   189,427.13 10/01/97  1,188.48  73.13    260,500.00  5.195
  646      355   146,200.00   145,059.19 10/01/97    936.14  74.97    195,000.00  5.445
  647      355    89,300.00    88,832.15 10/01/97    579.20  74.42    120,000.00  5.570
  648      355   330,000.00   328,050.82 10/01/97  2,005.12  60.23    547,900.00  4.945
  649      355   108,300.00   107,690.06 10/01/97    675.66  95.00    114,000.00  5.195
  650      355    97,900.00    97,374.51 10/01/97    626.87  85.88    114,000.00  5.445
  651      356   165,000.00   164,264.01 11/01/97  1,056.52  73.33    225,000.00  5.445
  652      355   116,800.00   116,315.64 11/01/97    777.08  80.00    146,000.00  5.820
  653      356    70,000.00    69,732.21 12/01/97    431.01  20.16    347,250.00  5.070
  654      355   208,000.00   206,777.09 10/01/97  1,366.42  80.00    260,000.00  5.695
  655      353    90,200.00    89,704.50 10/01/97    570.13  77.83    115,900.00  5.320

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  596     1      1      N         N                  Y       2    0001    1,363,649    5965652  0    5965652    0001     Y
  597     1      1      N         N                  Y       1    0001      630,220    5965660  0    5965660    0001     Y
  598     3      1      N         N                  Y       3    0001    1,197,712    5965728  0    5965728    0001     Y
  599     2      1      N         N                  Y       2    0001      789,597    5965736  0    5965736    0001     Y
  600     1      1      N         N                  Y       1    0001    1,314,484    5965751  0    5965751    0001     Y
  601     1      1      N         N                  Y       1    0001      634,578    5965785  0    5965785    0001     Y
  602     1      1      N         N                  Y       2    0001    1,419,851    5965793  0    5965793    0001     Y
  603     1      1      N         N                  Y       1    0001      580,552    5965835  0    5965835    0001     Y
  604     1      1      N         N                  Y       1    0001      932,540    5965843  0    5965843    0001     Y
  605     1      1      N         N                  Y       1    0001    1,398,353    5965868  0    5965868    0001     Y
  606     1      1      N         N                  Y       1    0001    1,595,511    5965892  0    5965892    0001     Y
  607     1      1      N         N                  Y       2    0001      699,318    5965918  0    5965918    0001     Y
  608     1      1      N         N                  Y       1    0001      962,358    5965942  0    5965942    0001     Y
  609     1      1      N         N                  Y       3    0001      475,954    5965959  0    5965959    0001     Y
  610     1      1      N         N                  Y       1    0001      666,857    5965975  0    5965975    0001     Y
  611     1      1      N         N                  Y       2    0001      986,728    5966007  0    5966007    0001     Y
  612     1      1      N         N                  Y       1    0001      494,094    5966015  0    5966015    0001     Y
  613     1      1      N         N                  Y       3    0001    1,088,771    5966098  0    5966098    0001     Y
  614     1      1      N         N                  Y       2    0001    1,213,794    5966189  0    5966189    0001     Y
  615     1      1      N         N                  Y       1    0001    1,948,544    5966197  0    5966197    0001     Y
  616     1      1      N         N                  Y       2    0001    1,008,929    5966262  0    5966262    0001     Y
  617     1      1      N         N                  Y       3    0001    1,586,446    5966288  0    5966288    0001     Y
  618     1      1      N         N                  Y       1    0001    2,317,952    5966338  0    5966338    0001     Y
  619     1      1      N         N                  Y       3    0001    1,551,692    5966346  0    5966346    0001     Y
  620     1      1      N         N                  Y       1    0001      741,397    5966478  0    5966478    0001     Y
  621     1      1      N         N                  Y       3    0001    2,114,404    5966494  0    5966494    0001     Y
  622     1      1      N         N                  Y       1    0001    1,182,503    5966510  0    5966510    0001     Y
  623     1      1      N         N                  Y       2    0001      504,076    5966577  0    5966577    0001     Y
  624     1      1      N         N                  Y       1    0001      990,353    5966767  0    5966767    0001     Y
  625     1      1      N         N                  Y       3    0001    2,116,112    5966809  0    5966809    0001     Y
  626     1      1      N         N                  Y       1    0001      809,985    5966866  0    5966866    0001     Y
  627     3      1      N         N                  Y       1    0001      703,112    5966908  0    5966908    0001     Y
  628     1      1      N         N                  Y       1    0001      811,920    5966965  0    5966965    0001     Y
  629     5      1      N         N                  Y       2    0001      783,101    5967005  0    5967005    0001     Y
  630     1      1      N         N                  Y       1    0001      809,485    5967039  0    5967039    0001     Y
  631     1      1      N         N                  Y       1    0001      789,230    5967054  0    5967054    0001     Y
  632     1      1      N         N                  Y       1    0001      464,353    5967070  0    5967070    0001     Y
  633     1      1      N         N                  Y       1    0001      797,125    5967088  0    5967088    0001     Y
  634     1      1      N         N                  Y       1    0001      636,428    5967138  0    5967138    0001     Y
  635     1      1      N         N                  Y       2    0001    1,420,967    5967146  0    5967146    0001     Y
  636     1      1      N         N                  Y       1    0001      753,621    5967161  0    5967161    0001     Y
  637     1      1      N         N                  Y       1    0001    1,035,156    5967179  0    5967179    0001     Y
  638     1      1      N         N                  Y       1    0001      909,183    5967245  0    5967245    0001     Y
  639     1      1      N         N                  Y       1    0001      952,099    5967252  0    5967252    0001     Y
  640     1      1      N         N                  Y       1    0001    2,323,391    5967328  0    5967328    0001     Y
  641     1      1      N         N                  Y       1    0001      402,159    5967351  0    5967351    0001     Y
  642     1      1      N         N                  Y       1    0001      623,143    5967427  0    5967427    0001     Y
  643     1      1      N         N                  Y       1    0001    5,524,232    5967484  0    5967484    0001     Y
  644     1      1      N         N                  Y       1    0001    2,231,894    5967559  0    5967559    0001     Y
  645     1      1      N         N                  Y       1    0001      984,074    5967609  0    5967609    0001     Y
  646     1      1      N         N                  Y       2    0001      789,847    5967617  0    5967617    0001     Y
  647     1      1      N         N                  Y       2    0001      494,795    5967690  0    5967690    0001     Y
  648     1      1      N         N                  Y       1    0001    1,622,211    5967716  0    5967716    0001     Y
  649     1      1      N         N                  Y       1    0001      559,450    5967724  0    5967724    0001     Y
  650     1      1      N         N                  Y       1    0001      530,204    5967757  0    5967757    0001     Y
  651     1      1      N         N                  Y       3    0001      894,418    5967807  0    5967807    0001     Y
  652     3      1      N         N                  Y       1    0001      676,957    5967914  0    5967914    0001     Y
  653     1      1      N         N                  Y       1    0001      353,542    5967948  0    5967948    0001     Y
  654     1      1      N         N                  Y       2    0001    1,177,596    5968011  0    5968011    0001     Y
  655     1      1      N         N                  Y       1    0001      477,228    5968037  0    5968037    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  656   5968060 MANCHESTER-    MA      1944     01   3.000   13.250    3.000    360
  657   5968201 BETHESDA       MD     20814     01   3.000   12.750    3.000    360
  658   5968227 WINCHESTER     VA     22602     01   3.000   13.000    3.000    360
  659   5968268 GERMANTOWN     MD     20874     01   3.000   12.500    3.000    360
  660   5968318 BALTIMORE      MD     21227     01   3.000   12.875    3.000    360
  661   5968326 VIENNA         VA     22181     01   3.000   12.875    3.000    360
  662   5968425 CENTREVILLE    VA     20120     01   3.000   12.500    3.000    360
  663   5968458 RALEIGH        NC     27604     01   3.000   11.750    3.000    360
  664   5968482 LEWISVILLE     NC     27023     01   3.000   12.500    3.000    360
  665   5968516 RALEIGH        NC     27613     01   3.000   12.625    3.000    360
  666   5968581 RICHMOND       VA     23229     01   3.000   13.000    3.000    360
  667   5969035 SEVERNA PAR    MD     21146     01   3.000   13.250    3.000    360
  668   5969142 VERONA         NJ      7044     01   3.000   13.000    3.000    360
  669   5969175 FAIR LAWN      NJ      7410     01   3.000   13.250    3.000    360
  670   5969191 KERNERSVILL    NC     27284     01   3.000   12.875    3.000    360
  671   5969332 CHARLOTTE      NC     28269     01   3.000   12.750    3.000    360
  672   5969357 LAUREL         MD     20723     01   3.000   12.875    3.000    360
  673   5969381 MATTHEWS       NC     28105     01   3.000   12.625    3.000    360
  674   5969407 CHARLOTTE      NC         0     01   3.000   12.625    3.000    360
  675   5969449 HAGERSTOWN     MD     21742     01   3.000   13.125    3.000    360
  676   5969456 FAIRFAX        VA     22030     01   3.000   12.875    3.000    360
  677   5969498 FRANKLIN LA    NJ      7417     01   3.000   13.375    3.000    360
  678   5969605 GERMANTOWN     MD     20874     01   3.000   12.875    3.000    360
  679   5969688 PIKEVILLE      NC     27863     01   3.000   12.375    3.000    360
  680   5969696 WILMINGTON     DE     19806     01   3.000   11.750    3.000    360
  681   5969746 ALEXANDRIA     VA     22314     01   3.000   13.000    3.000    360
  682   5969761 MORRISVILLE    NC     27560     01   3.000   13.125    3.000    360
  683   5969787 DAMASCUS       MD     20872     01   3.000   13.125    3.000    360
  684   5969878 CORNELIUS      NC     28031     01   3.000   13.250    3.000    360
  685   5969886 COLUMBIA       MD     21045     01   3.000   12.875    3.000    360
  686   5969902 SALISBURY      NC     28146     01   3.000   11.750    3.000    360
  687   5969936 POTOMAC        MD     20854     01   3.000   13.375    3.000    360
  688   5970041 RIVA           MD     21140     01   3.000   13.375    3.000    360
  689   5970082 BRIDGEWATER    NJ      8807     01   3.000   12.875    3.000    360
  690   5970157 CROWNSVILLE    MD     21032     01   3.000   12.500    3.000    360
  691   5970231 ROLESVILLE     NC     27571     01   3.000   13.125    3.000    360
  692   5970306 CHATHAM BOR    NJ      7928     01   3.000   12.875    3.000    360
  693   5970314 RALEIGH        NC     27615     01   3.000   13.250    3.000    360
  694   5970330 COLUMBIA       SC     29223     01   3.000   12.750    3.000    360
  695   5970371 PIKESVILLE     MD     21208     01   3.000   13.125    3.000    360
  696   5970413 PINEHURST      NC     28374     01   3.000   12.875    3.000    360
  697   5970447 ROCKVILLE      MD     20853     01   3.000   13.375    3.000    360
  698   5970611 HILTON HEAD    SC     29928     01   3.000   11.875    3.000    360
  699   5970652 EVESHAM TOW    NJ      8053     01   3.000   13.250    3.000    360
  700   5970702 DARIEN         CT      6820     01   3.000   13.250    3.000    360
  701   5970793 ANNAPOLIS      MD     21401     01   3.000   11.750    3.000    360
  702   5970801 READING        MA      1867     01   3.000   13.125    3.000    360
  703   5970892 ATLANTA        GA     30318     01   3.000   12.625    3.000    360
  704   5970942 NEW CARROLL    MD     20784     01   3.000   13.125    3.000    360
  705   5970959 HARTSVILLE     PA     18974     01   3.000   12.875    3.000    360
  706   5970991 ROCKY MOUNT    NC     27803     01   3.000   12.500    3.000    360
  707   5971049 ZEBULON        NC     27597     01   3.000   12.875    3.000    360
  708   5971197 COLUMBIA       SC     29223     01   3.000   13.375    3.000    360
  709   5971296 MIDLOTHIAN     VA     23113     01   3.000   12.250    3.000    360
  710   5971361 VILLANOVA      PA     19085     01   3.000   13.125    3.000    360
  711   5971411 STAMFORD       CT      6907     01   3.000   13.000    3.000    360
  712   5971494 COLUMBIA       SC     29204     01   3.000   11.625    3.000    360
  713   5971593 ATLANTA        GA     30315     01   3.000   12.625    3.000    360
  714   5971601 NEWNAN         GA     30265     01   3.000   12.750    3.000    360
  715   5971619 SARVER         PA     16055     01   3.000   13.125    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  656      355   650,000.00   646,911.28 10/01/97  4,434.15  79.56  817,000.00    6.070
  657      355   185,000.00   184,030.75 10/01/97  1,199.91  69.81  265,000.00    5.570
  658      356   126,000.00   125,477.49 11/01/97    838.29  58.06  217,000.00    5.820
  659      355   177,000.00   175,201.26 10/01/97  1,118.77  78.67  225,000.00    5.320
  660      354    93,000.00    91,663.39 10/01/97    610.95  73.81  126,000.00    5.695
  661      355   158,000.00   157,192.05 10/01/97  1,037.95  65.83  240,000.00    5.695
  662      356   118,450.00   117,908.72 11/01/97    748.69  82.26  144,000.00    5.320
  663      355   121,500.00   120,689.37 10/01/97    709.05  95.00  127,900.00    4.570
  664      354   121,600.00   120,830.93 10/01/97    768.59  95.00  128,000.00    5.320
  665      355   199,100.00   198,031.38 10/01/97  1,274.86  89.98  221,263.00    5.445
  666      355   111,000.00   110,539.72 11/01/97    738.49  79.86  139,000.00    5.820
  667      355   232,000.00   230,897.56 10/01/97  1,582.65  80.00  290,000.00    6.070
  668      356   167,500.00   166,805.41 11/01/97  1,114.39  89.33  187,500.00    5.820
  669      355   168,000.00   167,201.66 10/01/97  1,146.06  80.00  210,000.00    6.070
  670      355   300,000.00   298,465.93 10/01/97  1,970.79  80.00  375,000.00    5.695
  671      354   140,000.00   139,266.50 10/01/97    908.04  79.10  177,000.00    5.570
  672      355   214,600.00   213,502.65 10/01/97  1,409.77  79.48  270,000.00    5.695
  673      355   131,480.00   130,774.26 10/01/97    841.89  95.00  138,400.00    5.445
  674      356   273,000.00   271,782.32 11/01/97  1,748.05  75.62  361,000.00    5.445
  675      356   155,000.00   154,372.81 11/01/97  1,044.27  70.45  220,000.00    5.945
  676      355   155,000.00   154,207.40 10/01/97  1,018.24  64.58  240,000.00    5.695
  677      355   624,000.00   621,106.95 10/01/97  4,309.82  79.49  785,000.00    6.195
  678      356   145,000.00   143,978.11 11/01/97    952.55  87.35  166,000.00    5.695
  679      356    82,300.00    81,941.61 12/01/97    513.45  79.98  102,900.00    5.195
  680      354    99,100.00    98,441.67 10/01/97    562.68  77.42  128,000.00    4.320
  681      356   200,000.00   199,170.67 11/01/97  1,330.61  80.00  250,000.00    5.820
  682      356   140,000.00   139,411.99 11/01/97    943.21  63.64  220,000.00    5.945
  683      356   219,900.00   218,968.46 11/01/97  1,481.51  79.98  274,950.00    5.945
  684      356   158,500.00   157,874.26 11/01/97  1,081.25  73.04  217,000.00    6.070
  685      355   116,000.00   115,507.10 11/01/97    762.04  80.00  145,000.00    5.695
  686      356    80,750.00    80,293.49 11/01/97    452.18  95.00   85,000.00    4.195
  687      356   225,500.00   224,053.47 11/01/97  1,557.48  63.52  355,000.00    6.195
  688      356   166,400.00   165,759.07 11/01/97  1,149.29  80.00  208,000.00    6.195
  689      355   255,550.00   254,464.13 11/01/97  1,678.79  95.00  269,000.00    5.695
  690      356   179,000.00   178,182.06 11/01/97  1,131.41  74.58  240,000.00    5.320
  691      355   140,800.00   140,114.29 10/01/97    948.60  80.00  176,000.00    5.945
  692      356   288,000.00   286,475.11 11/01/97  1,891.96  80.00  360,000.00    5.695
  693      356   178,800.00   178,094.08 11/01/97  1,219.74  50.65  353,000.00    6.070
  694      356   158,200.00   157,511.22 11/01/97  1,026.09  81.97  193,000.00    5.570
  695      356   234,000.00   233,053.15 11/01/97  1,576.51  90.00  260,000.00    5.945
  696      356   125,850.00   125,254.78 11/01/97    826.75  94.98  132,500.00    5.695
  697      356   224,000.00   223,137.20 11/01/97  1,547.12  77.24  290,000.00    6.195
  698      356   152,100.00   151,317.01 11/01/97    899.73  90.00  169,000.00    4.695
  699      355    68,000.00    67,675.85 10/01/97    463.88  94.44   72,000.00    6.070
  700      356   340,000.00   338,657.71 11/01/97  2,319.40  80.00  425,000.00    6.070
  701      356   205,000.00   203,919.51 11/01/97  1,196.33  75.65  271,000.00    4.570
  702      356   272,000.00   270,899.41 11/01/97  1,832.52  80.00  340,000.00    5.945
  703      355   123,000.00   122,339.77 10/01/97    787.59  94.98  129,500.00    5.445
  704      356   105,600.00   105,172.71 11/01/97    711.45  80.00  132,000.00    5.945
  705      356   142,500.00   141,894.54 11/01/97    936.12  75.00  190,000.00    5.695
  706      358   107,350.00   107,057.26 01/01/98    678.53  79.52  135,000.00    5.320
  707      357   106,200.00   105,840.04 12/01/97    697.66  89.32  118,900.00    5.695
  708      355   262,600.00   261,382.49 10/01/97  1,813.72  89.93  292,000.00    6.195
  709      355   148,400.00   147,544.04 10/01/97    913.73  80.00  185,500.00    5.070
  710      356   731,250.00   728,291.20 11/01/97  4,926.57  75.00  975,000.00    5.945
  711      356   220,000.00   219,087.73 11/01/97  1,463.67  80.00  275,000.00    5.820
  712      355   123,025.00   122,168.99 10/01/97    679.35  95.00  129,500.00    4.070
  713      356   121,600.00   120,920.20 11/01/97    778.62  95.00  128,000.00    5.445
  714      357   128,600.00   128,265.96 01/01/98    834.10  79.98  160,800.00    5.570
  715      357    95,900.00    95,590.48 12/01/97    646.10  80.59  119,000.00    5.945

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  656     1      1      N         N                  Y       3    0001    3,926,751    5968060  0    5968060    0001     Y
  657     3      1      N         N                  Y       2    0001    1,025,051    5968201  0    5968201    0001     Y
  658     1      1      N         N                  Y       1    0001      730,279    5968227  0    5968227    0001     Y
  659     1      1      N         N                  Y       2    0001      932,071    5968268  0    5968268    0001     Y
  660     1      1      N         N                  Y       2    0001      522,023    5968318  0    5968318    0001     Y
  661     1      1      N         N                  Y       2    0001      895,209    5968326  0    5968326    0001     Y
  662     2      1      N         N                  Y       3    0001      627,274    5968425  0    5968425    0001     Y
  663     1      1      N         N                  Y       1    0001      551,550    5968458  0    5968458    0001     Y
  664     1      1      N         N                  Y       1    0001      642,821    5968482  0    5968482    0001     Y
  665     1      1      N         N                  Y       1    0001    1,078,281    5968516  0    5968516    0001     Y
  666     1      1      N         N                  Y       2    0001      643,341    5968581  0    5968581    0001     Y
  667     1      1      N         N                  Y       3    0001    1,401,548    5969035  0    5969035    0001     Y
  668     1      1      N         N                  Y       1    0001      970,807    5969142  0    5969142    0001     Y
  669     1      1      N         N                  Y       1    0001    1,014,914    5969175  0    5969175    0001     Y
  670     1      1      N         N                  Y       3    0001    1,699,763    5969191  0    5969191    0001     Y
  671     1      1      N         N                  Y       3    0001      775,714    5969332  0    5969332    0001     Y
  672     1      1      N         N                  Y       1    0001    1,215,898    5969357  0    5969357    0001     Y
  673     1      1      N         N                  Y       1    0001      712,066    5969381  0    5969381    0001     Y
  674     1      1      N         N                  Y       2    0001    1,479,855    5969407  0    5969407    0001     Y
  675     1      1      N         N                  Y       2    0001      917,746    5969449  0    5969449    0001     Y
  676     1      1      N         N                  Y       2    0001      878,211    5969456  0    5969456    0001     Y
  677     1      1      N         N                  Y       3    0001    3,847,758    5969498  0    5969498    0001     Y
  678     2      1      N         N                  Y       2    0001      819,955    5969605  0    5969605    0001     Y
  679     1      1      N         N                  Y       1    0001      425,687    5969688  0    5969688    0001     Y
  680     2      1      N         N                  Y       2    0001      425,268    5969696  0    5969696    0001     Y
  681     1      1      N         N                  Y       1    0001    1,159,173    5969746  0    5969746    0001     Y
  682     1      1      N         N                  Y       3    0001      828,804    5969761  0    5969761    0001     Y
  683     1      1      N         N                  Y       1    0001    1,301,767    5969787  0    5969787    0001     Y
  684     1      1      N         N                  Y       3    0001      958,297    5969878  0    5969878    0001     Y
  685     2      1      N         N                  Y       2    0001      657,813    5969886  0    5969886    0001     Y
  686     1      1      N         N                  Y       1    0001      336,831    5969902  0    5969902    0001     Y
  687     1      1      N         N                  Y       2    0001    1,388,011    5969936  0    5969936    0001     Y
  688     1      1      N         N                  Y       2    0001    1,026,877    5970041  0    5970041    0001     Y
  689     1      1      N         N                  Y       1    0001    1,449,173    5970082  0    5970082    0001     Y
  690     1      1      N         N                  Y       3    0001      947,929    5970157  0    5970157    0001     Y
  691     1      1      N         N                  Y       3    0001      832,979    5970231  0    5970231    0001     Y
  692     1      1      N         N                  Y       1    0001    1,631,476    5970306  0    5970306    0001     Y
  693     1      1      N         N                  Y       2    0001    1,081,031    5970314  0    5970314    0001     Y
  694     1      1      N         N                  Y       2    0001      877,337    5970330  0    5970330    0001     Y
  695     1      1      N         N                  Y       1    0001    1,385,501    5970371  0    5970371    0001     Y
  696     1      1      N         N                  Y       1    0001      713,326    5970413  0    5970413    0001     Y
  697     1      1      N         N                  Y       2    0001    1,382,335    5970447  0    5970447    0001     Y
  698     1      1      N         N                  Y       1    0001      710,433    5970611  0    5970611    0001     Y
  699     3      1      N         N                  Y       1    0001      410,792    5970652  0    5970652    0001     Y
  700     1      1      N         N                  Y       2    0001    2,055,652    5970702  0    5970702    0001     Y
  701     1      1      N         N                  Y       2    0001      931,912    5970793  0    5970793    0001     Y
  702     1      1      N         N                  Y       1    0001    1,610,497    5970801  0    5970801    0001     Y
  703     2      1      N         N                  Y       1    0001      666,140    5970892  0    5970892    0001     Y
  704     1      1      N         N                  Y       3    0001      625,252    5970942  0    5970942    0001     Y
  705     1      1      N         N                  Y       2    0001      808,089    5970959  0    5970959    0001     Y
  706     1      1      N         N                  Y       2    0001      569,545    5970991  0    5970991    0001     Y
  707     1      1      N         N                  Y       1    0001      602,759    5971049  0    5971049    0001     Y
  708     1      1      N         N                  Y       1    0001    1,619,265    5971197  0    5971197    0001     Y
  709     1      1      N         N                  Y       1    0001      748,048    5971296  0    5971296    0001     Y
  710     1      1      N         N                  Y       2    0001    4,329,691    5971361  0    5971361    0001     Y
  711     1      1      N         N                  Y       2    0001    1,275,091    5971411  0    5971411    0001     Y
  712     1      1      N         N                  Y       1    0001      497,228    5971494  0    5971494    0001     Y
  713     1      1      N         N                  Y       1    0001      658,410    5971593  0    5971593    0001     Y
  714     1      1      N         N                  Y       3    0001      714,441    5971601  0    5971601    0001     Y
  715     1      1      N         N                  Y       1    0001      568,285    5971619  0    5971619    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  716   5971759 FAIRFAX        VA     22030     01   3.000   11.625    3.000    360
  717   5971817 GAITHERSBUR    MD     20878     01   3.000   12.875    3.000    360
  718   5971858 WASHINGTON     DC     20009     01   3.000   11.750    3.000    360
  719   5972021 WESTFORD       MA      1886     01   3.000   13.250    3.000    360
  720   5972153 ROCKVILLE      MD     20850     01   3.000   13.125    3.000    360
  721   5972179 MT AIRY        MD     21771     01   3.000   13.250    3.000    360
  722   5972237 ANNAPOLIS      MD     21403     01   3.000   13.125    3.000    360
  723   5972377 FAIRFAX        VA     22031     01   3.000   13.250    3.000    360
  724   5972393 FOGELSVILLE    PA     18051     01   3.000   11.750    3.000    360
  725   5972419 WILMINGTON     NC     28405     01   3.000   12.750    3.000    360
  726   5972427 DAVIDSON       NC     28036     01   3.000   13.125    3.000    360
  727   5972443 KINGS MOUNT    NC     28086     01   3.000   12.750    3.000    360
  728   5972542 NORTH POTOM    MD     20878     01   3.000   13.000    3.000    360
  729   5972583 LEXINGTON      MA      2173     01   3.000   13.000    3.000    360
  730   5972658 CHARLOTTE      NC     28270     01   3.000   11.750    3.000    360
  731   5972757 MONETA         VA     24121     01   3.000   12.750    3.000    360
  732   5972765 SUMMERFIELD    NC     27358     01   3.000   13.125    3.000    360
  733   5972773 BALTIMORE      MD     21210     01   3.000   12.875    3.000    360
  734   5972963 STEWARTSTOW    PA     17363     01   3.000   11.750    3.000    360
  735   5973110 SUPERIOR       CO     80027     01   3.000   12.750    3.000    360
  736   5973151 GOSHEN         NY     10924     01   3.000   13.750    3.000    360
  737   5973169 HAMPDEN TOW    PA     17055     01   3.000   13.250    3.000    360
  738   5973185 ELLICOTT CI    MD     21043     01   3.000   12.625    3.000    360
  739   5973193 GERMANTOWN     MD     20874     01   3.000   12.750    3.000    360
  740   5973292 MONROE TOWN    NJ      8094     01   3.000   13.250    3.000    360
  741   5973342 BOWIE          MD     20715     01   3.000   13.250    3.000    360
  742   5973367 RICHMOND       VA     23229     01   3.000   13.000    3.000    360
  743   5973458 WASHINGTON     DC     20015     01   3.000   12.625    3.000    360
  744   5973482 NEW CANAAN     CT      6840     01   3.000    9.875    3.000    360
  745   5973516 POTOMAC        MD     20854     01   3.000   12.875    3.000    360
  746   5973540 DAVIDSON       NC     29036     01   3.000   12.625    3.000    360
  747   5973615 NEWPORT NEW    VA     23605     01   3.000   12.500    3.000    360
  748   5973631 GERMANTOWN     MD     20874     01   3.000   12.500    3.000    360
  749   5973649 RICHMOND       VA     23235     01   3.000   13.250    3.000    360
  750   5973656 BEL AIR        MD     21014     01   3.000   12.750    3.000    360
  751   5973672 FRANKLIN LA    NJ      7417     01   3.000   12.125    3.000    360
  752   5973706 CHAMBERSBUR    PA     17201     01   3.000   11.750    3.000    360
  753   5973722 FAYETTEVILL    NC     28311     01   3.000   12.875    3.000    360
  754   5973748 PLEASANT GA    NC     27313     01   3.000   11.750    3.000    360
  755   5973821 WILMINGTON     MA      1887     01   3.000   13.000    3.000    360
  756   5973839 CHARLOTTE      NC     28277     01   3.000   12.875    3.000    360
  757   5973946 NEW CITY       NY     10956     01   3.000   13.125    3.000    360
  758   5973953 GLEN ALLEN     VA     23060     01   3.000   12.375    3.000    360
  759   5973979 SILVER SPRI    MD     20906     01   3.000   12.500    3.000    360
  760   5973987 MARGATE        NJ      8402     01   3.000   13.750    3.000    360
  761   5974019 EMERALD ISL    NC     28694     01   3.000   13.250    3.000    360
  762   5974076 BETHESDA       MD     20817     01   3.000   12.500    3.000    360
  763   5974084 ACWORTH        GA     30101     01   3.000   12.375    3.000    360
  764   5974183 RESTON         VA     20194     01   3.000   13.250    3.000    360
  765   5974282 CHESTER        VA     23831     01   3.000   13.125    3.000    360
  766   5974324 FALLS CHURC    VA     22043     01   3.000   13.125    3.000    360
  767   5974332 HERNDON        VA     20171     01   3.000   12.875    3.000    360
  768   5974357 BETHESDA       MD     20816     01   3.000   13.000    3.000    360
  769   5974365 WILLARD        NC     28478     01   3.000   12.875    3.000    360
  770   5974399 GERMANTOWN     MD     20874     01   3.000   12.500    3.000    360
  771   5974415 MOORESVILLE    NC     28115     01   3.000   12.500    3.000    360
  772   5974423 SPRINGFIELD    VA     22152     01   3.000   13.250    3.000    360
  773   5974480 WAKE FOREST    NC     27587     01   3.000   12.625    3.000    360
  774   5974498 CHARLOTTE      NC     28269     01   3.000   13.000    3.000    360
  775   5974514 GREENSBORO     NC     27455     01   3.000   12.750    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  716      355   179,550.00   178,211.79 10/01/97    950.20  90.00  199,500.00    3.695
  717      356   100,000.00    99,575.09 11/01/97    656.93  40.65  246,000.00    5.695
  718      355   186,400.00   185,218.25 10/01/97  1,087.78  94.98  196,250.00    4.570
  719      356   276,800.00   275,707.20 11/01/97  1,888.27  80.00  346,000.00    6.070
  720      356   122,000.00   121,506.36 11/01/97    821.94  78.21  156,000.00    5.945
  721      355   214,600.00   212,946.94 10/01/97  1,463.96  79.07  271,388.00    6.070
  722      358   220,000.00   219,469.04 01/01/98  1,482.19  80.00  275,000.00    5.945
  723      357   273,600.00   272,532.30 12/01/97  1,866.44  80.00  342,000.00    6.070
  724      357   274,500.00   273,289.84 12/01/97  1,558.59  90.00  305,000.00    4.320
  725      356   120,000.00   119,477.56 11/01/97    778.32  77.42  155,000.00    5.570
  726      356   158,650.00   158,008.03 11/01/97  1,068.86  95.00  167,000.00    5.945
  727      355   118,600.00   117,978.63 10/01/97    769.24  94.96  124,900.00    5.570
  728      357   480,000.00   478,412.33 12/01/97  3,193.46  73.85  650,000.00    5.820
  729      357   290,000.00   289,040.80 12/01/97  1,929.38  65.91  440,000.00    5.820
  730      356   186,200.00   185,097.63 11/01/97  1,013.83  84.98  219,100.00    3.945
  731      355   300,000.00   298,428.25 10/01/97  1,945.80  68.18  440,000.00    5.570
  732      356   195,400.00   194,609.36 11/01/97  1,316.45  65.46  298,500.00    5.945
  733      355   100,000.00    99,575.09 11/01/97    656.93  35.71  280,000.00    5.695
  734      357   139,850.00   139,028.60 12/01/97    794.06  94.97  147,250.00    4.320
  735      356   143,650.00   143,023.23 11/01/97    931.72  78.93  182,000.00    5.570
  736      356   265,000.00   264,052.63 11/01/97  1,898.50  94.98  279,000.00    6.570
  737      357   111,920.00   111,567.56 12/01/97    763.50  80.00  139,900.00    6.070
  738      356   199,200.00   198,311.49 11/01/97  1,275.50  80.00  249,000.00    5.445
  739      356    79,920.00    79,572.05 11/01/97    518.36  80.00   99,900.00    5.570
  740      356   118,000.00   117,534.14 11/01/97    804.97  66.29  178,000.00    6.070
  741      359   232,200.00   231,836.62 02/01/98  1,584.02  86.97  267,000.00    6.070
  742      357    89,000.00    88,705.62 12/01/97    592.12  82.41  108,000.00    5.820
  743      357   337,050.00   335,850.62 12/01/97  2,158.17  90.00  374,500.00    5.445
  744      356   165,000.00   164,298.88 11/01/97  1,083.94  31.13  530,000.00    5.695
  745      355   231,100.00   229,918.22 10/01/97  1,518.17  79.99  288,900.00    5.695
  746      357   125,000.00   124,555.19 12/01/97    800.39  45.62  273,989.00    5.445
  747      358    57,600.00    57,382.62 01/01/98    364.07  80.00   72,000.00    5.320
  748      355   155,300.00   154,537.87 11/01/97    981.61  94.98  163,500.00    5.320
  749      356   500,000.00   498,026.01 11/01/97  3,410.89  74.07  675,000.00    6.070
  750      356   163,200.00   162,489.45 11/01/97  1,058.52  69.45  235,000.00    5.570
  751      359   596,000.00   594,838.49 02/01/98  3,621.36  79.68  748,000.00    4.945
  752      356   106,300.00   105,006.74 11/01/97    611.93  95.00  111,900.00    4.445
  753      356   167,000.00   166,290.38 11/01/97  1,097.08  84.34  198,000.00    5.695
  754      356    88,800.00    88,302.26 11/01/97    504.20  85.38  104,000.00    4.320
  755      357   150,000.00   149,503.84 12/01/97    997.96  64.96  230,900.00    5.820
  756      356   129,200.00   128,650.99 11/01/97    848.76  95.00  136,000.00    5.695
  757      357   189,050.00   188,439.85 12/01/97  1,273.67  95.00  199,000.00    5.945
  758      357   111,900.00   111,482.08 12/01/97    698.12  80.00  139,880.00    5.195
  759      356   105,600.00   105,117.44 11/01/97    667.47  80.00  132,000.00    5.320
  760      357   384,750.00   383,329.49 12/01/97  2,756.40  88.86  433,000.00    6.570
  761      356   248,000.00   247,219.09 12/01/97  1,691.80  80.00  310,000.00    6.070
  762      357   350,000.00   348,724.05 12/01/97  2,212.24  73.68  475,000.00    5.320
  763      357   188,000.00   187,297.90 12/01/97  1,172.88  80.00  235,000.00    5.195
  764      355   250,400.00   249,411.44 11/01/97  1,708.17  80.00  313,000.00    6.070
  765      356   250,400.00   249,386.78 11/01/97  1,687.00  80.00  313,000.00    5.945
  766      357   128,000.00   127,586.90 12/01/97    862.36  78.98  162,070.00    5.945
  767      357   204,800.00   204,022.46 12/01/97  1,345.40  80.00  256,000.00    5.695
  768      357   350,000.00   348,842.35 12/01/97  2,328.56  59.32  590,000.00    5.820
  769      357    80,000.00    79,728.81 12/01/97    525.55  68.38  117,000.00    5.695
  770      355   116,000.00   115,469.95 11/01/97    733.20  80.00  145,000.00    5.320
  771      356   132,800.00   132,193.17 11/01/97    839.39  94.99  139,800.00    5.320
  772      357   269,000.00   268,152.96 12/01/97  1,835.06  79.12  340,000.00    6.070
  773      356   160,000.00   159,286.32 11/01/97  1,024.50  74.07  216,000.00    5.445
  774      356    96,700.00    96,134.02 11/01/97    643.35  77.98  124,000.00    5.820
  775      356    87,400.00    87,019.48 11/01/97    566.88  95.00   92,000.00    5.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  716     1      1      N         N                  Y       1     0001     658,493    5971759  0    5971759    0001     Y
  717     2      1      N         N                  Y       3     0001     567,080    5971817  0    5971817    0001     Y
  718     3      1      N         N                  Y       1     0001     846,447    5971858  0    5971858    0001     Y
  719     1      1      N         N                  Y       2     0001   1,673,543    5972021  0    5972021    0001     Y
  720     2      1      N         N                  Y       2     0001     722,355    5972153  0    5972153    0001     Y
  721     1      1      N         N                  Y       1     0001   1,292,588    5972179  0    5972179    0001     Y
  722     3      1      N         N                  Y       1     0001   1,304,743    5972237  0    5972237    0001     Y
  723     1      1      N         N                  Y       2     0001   1,654,271    5972377  0    5972377    0001     Y
  724     1      1      N         N                  Y       2     0001   1,180,612    5972393  0    5972393    0001     Y
  725     1      1      N         N                  Y       3     0001     665,490    5972419  0    5972419    0001     Y
  726     3      1      N         N                  Y       1     0001     939,358    5972427  0    5972427    0001     Y
  727     1      1      N         N                  Y       1     0001     657,141    5972443  0    5972443    0001     Y
  728     1      1      N         N                  Y       2     0001   2,784,360    5972542  0    5972542    0001     Y
  729     1      1      N         N                  Y       2     0001   1,682,217    5972583  0    5972583    0001     Y
  730     1      1      N         N                  Y       1     0001     730,210    5972658  0    5972658    0001     Y
  731     1      1      N         N                  Y       3     0001   1,662,245    5972757  0    5972757    0001     Y
  732     1      1      N         N                  Y       2     0001   1,156,953    5972765  0    5972765    0001     Y
  733     1      1      N         N                  Y       3     0001     567,080    5972773  0    5972773    0001     Y
  734     1      1      N         N                  Y       1     0001     600,604    5972963  0    5972963    0001     Y
  735     1      1      N         N                  Y       2     0001     796,639    5973110  0    5973110    0001     Y
  736     1      1      N         N                  Y       1     0001   1,734,826    5973151  0    5973151    0001     Y
  737     1      1      N         N                  Y       3     0001     677,215    5973169  0    5973169    0001     Y
  738     1      1      N         N                  Y       2     0001   1,079,806    5973185  0    5973185    0001     Y
  739     3      1      N         N                  Y       1     0001     443,216    5973193  0    5973193    0001     Y
  740     1      1      N         N                  Y       1     0001     713,432    5973292  0    5973292    0001     Y
  741     1      1      N         N                  Y       2     0001   1,407,248    5973342  0    5973342    0001     Y
  742     1      1      N         N                  Y       2     0001     516,267    5973367  0    5973367    0001     Y
  743     1      1      N         N                  Y       1     0001   1,828,707    5973458  0    5973458    0001     Y
  744     1      1      N         N                  Y       2     0001     935,682    5973482  0    5973482    0001     Y
  745     2      1      N         N                  Y       1     0001   1,309,384    5973516  0    5973516    0001     Y
  746     1      1      N         N                  Y       1     0001     678,203    5973540  0    5973540    0001     Y
  747     1      1      N         N                  Y       3     0001     305,276    5973615  0    5973615    0001     Y
  748     1      1      N         N                  Y       1     0001     822,141    5973631  0    5973631    0001     Y
  749     1      1      N         N                  Y       3     0001   3,023,018    5973649  0    5973649    0001     Y
  750     1      1      N         N                  Y       2     0001     905,066    5973656  0    5973656    0001     Y
  751     1      1      N         N                  Y       2     0001   2,941,476    5973672  0    5973672    0001     Y
  752     1      1      N         N                  Y       1     0001     466,755    5973706  0    5973706    0001     Y
  753     1      1      N         N                  Y       2     0001     947,024    5973722  0    5973722    0001     Y
  754     1      1      N         N                  Y       1     0001     381,466    5973748  0    5973748    0001     Y
  755     1      1      N         N                  Y       1     0001     870,112    5973821  0    5973821    0001     Y
  756     1      1      N         N                  Y       1     0001     732,667    5973839  0    5973839    0001     Y
  757     1      1      N         N                  Y       1     0001   1,120,275    5973946  0    5973946    0001     Y
  758     1      1      N         N                  Y       1     0001     579,149    5973953  0    5973953    0001     Y
  759     2      1      N         N                  Y       2     0001     559,225    5973979  0    5973979    0001     Y
  760     1      1      N         N                  Y       1     0001   2,518,475    5973987  0    5973987    0001     Y
  761     1      1      N         N                  Y       1     0001   1,500,620    5974019  0    5974019    0001     Y
  762     1      1      N         N                  Y       2     0001   1,855,212    5974076  0    5974076    0001     Y
  763     1      1      N         N                  Y       2     0001     973,013    5974084  0    5974084    0001     Y
  764     1      1      N         N                  Y       2     0001   1,513,927    5974183  0    5974183    0001     Y
  765     1      1      N         N                  Y       1     0001   1,482,604    5974282  0    5974282    0001     Y
  766     3      1      N         N                  Y       1     0001     758,504    5974324  0    5974324    0001     Y
  767     1      1      N         N                  Y       2     0001   1,161,908    5974332  0    5974332    0001     Y
  768     1      1      N         N                  Y       2     0001   2,030,262    5974357  0    5974357    0001     Y
  769     1      1      N         N                  Y       2     0001     454,056    5974365  0    5974365    0001     Y
  770     2      1      N         N                  Y       1     0001     614,300    5974399  0    5974399    0001     Y
  771     1      1      N         N                  Y       1     0001     703,268    5974415  0    5974415    0001     Y
  772     1      1      N         N                  Y       2     0001   1,627,688    5974423  0    5974423    0001     Y
  773     1      1      N         N                  Y       2     0001     867,314    5974480  0    5974480    0001     Y
  774     2      1      N         N                  Y       2     0001     559,500    5974498  0    5974498    0001     Y
  775     1      1      N         N                  Y       1     0001     484,699    5974514  0    5974514    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  776   5974571 ROCKVILLE      MD     20854     01   3.000   13.125    3.000    360
  777   5974639 BETHESDA       MD     20814     01   3.000   13.125    3.000    360
  778   5974654 FAIRFAX        VA     22032     01   3.000   12.875    3.000    360
  779   5974662 CORNELIUS      NC     28031     01   3.000   12.500    3.000    360
  780   5974696 SOUTHERN PI    NC     28387     01   3.000   12.750    3.000    360
  781   5974704 DUNN LORING    VA     22027     01   3.000   13.250    3.000    360
  782   5974746 MCLEAN         VA     22101     01   3.000   12.750    3.000    360
  783   5974811 STAUNTON       VA     24401     01   3.000   12.875    3.000    360
  784   5974852 DARIEN         CT      6820     01   3.000   13.250    3.000    360
  785   5974894 FAIRFAX STA    VA     22039     01   3.000   13.250    3.000    360
  786   5974944 WILMINGTON     NC     28409     01   3.000   12.750    3.000    360
  787   5974993 EDISON         NJ      8820     01   3.000   13.125    3.000    360
  788   5975016 NETCONG        NJ      7857     01   3.000   12.875    3.000    360
  789   5975024 FORT WASHIN    MD     20744     01   3.000   13.125    3.000    360
  790   5975032 HILTON HEAD    SC     29926     01   3.000   13.125    3.000    360
  791   5975131 CABIN JOHN     MD     20818     01   3.000   12.625    3.000    360
  792   5975289 MUNDELEIN      IL     60060     01   3.000   13.125    3.000    360
  793   5975354 SOUTHBOROUG    MA      1772     01   3.000   13.250    3.000    360
  794   5975370 DURHAM         NC     27703     01   3.000   12.750    3.000    360
  795   5975388 FREEPORT       PA     16229     01   3.000   13.000    3.000    360
  796   5975396 EFLAND         NC     27243     01   3.000   12.750    3.000    360
  797   5975438 ATLANTA        GA     30305     01   3.000   12.375    3.000    360
  798   5975446 KERNERSVILL    NC     27284     01   3.000   11.750    3.000    360
  799   5975537 ROCKVILLE      MD     20853     01   3.000   13.250    3.000    360
  800   5975552 RALEIGH        NC     27614     01   3.000   13.125    3.000    360
  801   5975636 MYERSVILLE     MD     21773     01   3.000   12.500    3.000    360
  802   5975792 ANDOVER TOW    NJ      7821     01   3.000   13.125    3.000    360
  803   5975818 DENVER         NC     28037     01   3.000   12.500    3.000    360
  804   5975875 NORTH HALED    NJ      7508     01   3.000   13.000    3.000    360
  805   5975933 NELLYSFORD     VA     22958     01   3.000   12.875    3.000    360
  806   5975966 ANNAPOLIS      MD     21401     01   3.000   12.500    3.000    360
  807   5975974 PITTSBURGH     PA     15237     01   3.000   12.250    3.000    360
  808   5975982 RALEIGH        NC     27613     01   3.000   12.125    3.000    360
  809   5975990 RICHMOND       VA     23226     01   3.000   13.000    3.000    360
  810   5976014 WASHINGTON     DC     20007     01   3.000   13.125    3.000    360
  811   5976022 RALEIGH        NC     27607     01   3.000   12.500    3.000    360
  812   5976030 CHERRY HILL    NJ      8003     01   3.000   11.750    3.000    360
  813   5976055 MATTHEWS       NC     28105     01   3.000   13.000    3.000    360
  814   5976063 FAIRFAX        VA     22032     01   3.000   13.250    3.000    360
  815   5976089 OLNEY          MD     20832     01   3.000   13.125    3.000    360
  816   5976139 ALEXANDRIA     VA     22302     01   3.000   13.250    3.000    360
  817   5976154 CHARLOTTE      NC     28227     01   3.000   12.375    3.000    360
  818   5976220 SILVER SPRI    MD     20906     01   3.000   13.125    3.000    360
  819   5976238 WASHINGTON     DC     20002     01   3.000   12.000    3.000    360
  820   5976261 ELLICOTT CI    MD     21042     01   3.000   13.250    3.000    360
  821   5976295 MOUNT AIRY     MD     21771     01   3.000   13.250    3.000    360
  822   5976311 BETHESDA       MD     20817     01   3.000   13.250    3.000    360
  823   5976329 WASHINGTON     DC     20016     01   3.000   13.250    3.000    360
  824   5976378 PRINCETON T    NJ      8540     01   3.000   13.250    3.000    360
  825   5976394 HUNTERSVILL    NC     28078     01   3.000   12.625    3.000    360
  826   5976451 SPRINGFIELD    VA     22152     01   3.000   13.125    3.000    360
  827   5976469 CRAMERTON      NC     28032     01   3.000   12.625    3.000    360
  828   5976477 ROANOKE        VA     24015     01   3.000   12.500    3.000    360
  829   5976493 AMBLER         PA     19002     01   3.000   13.000    3.000    360
  830   5976584 CANTON TOWN    MI     48187     01   3.000   13.125    3.000    360
  831   5976618 FAIRFAX        VA     22032     01   3.000   11.875    3.000    360
  832   5976634 JAMESTOWN      NC     27282     01   3.000   12.375    3.000    360
  833   5976667 HIGH POINT     NC     27265     01   3.000   13.125    3.000    360
  834   5976857 HOPKINTON      MA      1748     01   3.000   12.750    3.000    360
  835   5976873 WILMINGTON     NC     28409     01   3.000   12.750    3.000    360

                                     D-40

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  776      356   307,800.00   306,554.55 11/01/97  2,073.71  90.00   342,000.00  5.945
  777      356   243,000.00   242,016.76 11/01/97  1,637.14  90.00   270,000.00  5.945
  778      356   290,300.00   289,066.48 11/01/97  1,907.07  79.53   365,000.00  5.695
  779      357   196,000.00   195,285.45 12/01/97  1,238.86  88.69   221,000.00  5.320
  780      357   108,800.00   108,422.10 12/01/97    705.68  80.00   136,000.00  5.570
  781      356   317,550.00   316,197.79 11/01/97  2,166.26  79.99   396,965.00  6.070
  782      356   314,400.00   313,031.20 11/01/97  2,039.20  80.00   393,000.00  5.570
  783      357   700,000.00   697,627.34 12/01/97  4,598.51  70.00 1,000,000.00  5.695
  784      356   825,000.00   822,402.25 12/01/97  5,627.96  63.46 1,300,000.00  6.070
  785      356   492,000.00   490,450.79 12/01/97  3,356.31  76.88   640,000.00  6.070
  786      357   185,250.00   184,584.40 12/01/97  1,201.53  58.81   315,000.00  5.570
  787      356   187,000.00   185,939.14 11/01/97  1,259.86  77.92   240,000.00  5.945
  788      357   120,150.00   119,742.75 12/01/97    789.30  94.98   126,500.00  5.695
  789      357   235,000.00   234,241.57 12/01/97  1,583.24  83.93   280,000.00  5.945
  790      356   288,000.00   287,070.52 12/01/97  1,940.31  80.00   360,000.00  5.945
  791      355   189,600.00   188,754.32 11/01/97  1,214.03  80.00   237,000.00  5.445
  792      357    80,000.00    79,617.93 12/01/97    538.98  71.11   112,500.00  5.945
  793      356   325,000.00   323,318.13 11/01/97  2,217.08  64.36   505,000.00  6.070
  794      356   154,750.00   154,076.27 11/01/97  1,003.71  92.97   166,450.00  5.570
  795      357    84,400.00    24,191.22 01/01/98    561.52  80.38   105,000.00  5.820
  796      357    88,150.00    87,843.85 12/01/97    571.74  79.99   110,208.00  5.570
  797      356   185,150.00   184,283.39 11/01/97  1,155.10  51.84   357,150.00  5.195
  798      355   130,950.00   130,259.81 11/01/97    764.19  90.00   145,500.00  4.570
  799      357   240,000.00   239,244.27 12/01/97  1,637.23  80.00   300,000.00  6.070
  800      356   244,550.00   243,560.50 11/01/97  1,647.58  80.00   305,705.00  5.945
  801      356   332,100.00   330,476.06 11/01/97  2,099.10  90.00   369,000.00  5.320
  802      357   196,000.00   195,367.43 12/01/97  1,320.49  80.00   245,000.00  5.945
  803      356   116,900.00   116,364.70 11/01/97    738.89  89.99   129,900.00  5.320
  804      357   229,500.00   228,740.91 12/01/97  1,526.87  90.00   255,000.00  5.820
  805      357   150,000.00   149,491.56 12/01/97    985.40  75.00   200,000.00  5.695
  806      357   117,700.00   117,270.90 12/01/97    743.95  79.99   147,150.00  5.320
  807      356   185,250.00   184,541.38 12/01/97  1,140.62  95.00   195,000.00  5.070
  808      355   180,000.00   179,116.28 11/01/97  1,093.70  86.96   207,000.00  4.945
  809      355   150,000.00   149,322.45 11/01/97    997.96  60.73   247,000.00  5.820
  810      357   196,000.00   195,367.43 12/01/97  1,320.49  80.00   245,000.00  5.945
  811      356   124,000.00   123,433.39 11/01/97    783.77  88.57   140,000.00  5.320
  812      356    62,000.00    61,415.72 12/01/97    361.82  59.05   105,000.00  4.570
  813      356   111,750.00   111,380.35 12/01/97    743.48  75.00   149,000.00  5.820
  814      356   209,600.00   208,688.84 11/01/97  1,429.85  80.00   262,000.00  6.070
  815      357   214,600.00   213,907.41 12/01/97  1,445.80  79.48   270,000.00  5.945
  816      356   480,000.00   478,104.99 11/01/97  3,274.45  66.67   720,000.00  6.070
  817      357   150,850.00   150,286.65 12/01/97    941.11  79.98   188,600.00  5.195
  818      357   143,100.00   142,638.14 12/01/97    964.10  90.00   159,000.00  5.945
  819      356   209,000.00   207,949.19 11/01/97  1,253.07  95.00   220,000.00  4.820
  820      357   260,000.00   259,181.31 12/01/97  1,773.66  78.79   330,000.00  6.070
  821      357   258,400.00   257,586.33 12/01/97  1,762.75  80.00   323,000.00  6.070
  822      359   420,000.00   419,342.72 02/01/98  2,865.15  79.25   530,000.00  6.070
  823      357   280,000.00   279,118.32 12/01/97  1,910.10  80.00   350,000.00  6.070
  824      358   260,000.00   259,387.84 01/01/98  1,773.66  80.00   325,000.00  6.070
  825      356   340,000.00   338,483.46 11/01/97  2,177.06  80.00   425,000.00  5.445
  826      357   196,000.00   195,367.43 12/01/97  1,320.49  80.00   245,000.00  5.945
  827      357   247,500.00   246,619.29 12/01/97  1,584.77  75.00   330,000.00  5.445
  828      357    52,250.00    52,059.50 12/01/97    330.26  95.00    55,000.00  5.320
  829      358   109,250.00   108,979.75 01/01/98    726.85  95.00   115,000.00  5.820
  830      357   148,000.00   147,522.33 12/01/97    997.11  79.78   185,500.00  5.945
  831      356   172,000.00   171,038.79 11/01/97  1,017.45  80.00   215,000.00  4.695
  832      357   120,750.00   120,299.03 12/01/97    753.33  75.47   160,000.00  5.195
  833      357   180,900.00   180,316.15 12/01/97  1,218.76  88.24   205,000.00  5.945
  834      357   351,000.00   349,780.96 12/01/97  2,276.58  90.00   390,000.00  5.570
  835      357   135,000.00   134,531.12 12/01/97    875.61  75.00   180,000.00  5.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  776     1      1      N         N                  Y       1     0001   1,822,467    5974571  0    5974571    0001     Y
  777     3      1      N         N                  Y       2     0001   1,438,790    5974639  0    5974639    0001     Y
  778     1      1      N         N                  Y       2     0001   1,646,234    5974654  0    5974654    0001     Y
  779     3      1      N         N                  Y       1     0001   1,038,919    5974662  0    5974662    0001     Y
  780     1      1      N         N                  Y       3     0001     603,911    5974696  0    5974696    0001     Y
  781     1      1      N         N                  Y       1     0001   1,919,321    5974704  0    5974704    0001     Y
  782     1      1      N         N                  Y       1     0001   1,743,584    5974746  0    5974746    0001     Y
  783     1      1      N         N                  Y       2     0001   3,972,988    5974811  0    5974811    0001     Y
  784     1      1      N         N                  Y       3     0001   4,991,982    5974852  0    5974852    0001     Y
  785     1      1      N         N                  Y       2     0001   2,977,036    5974894  0    5974894    0001     Y
  786     1      1      N         N                  Y       2     0001   1,028,135    5974944  0    5974944    0001     Y
  787     1      1      N         N                  Y       2     0001   1,105,408    5974993  0    5974993    0001     Y
  788     1      1      N         N                  Y       1     0001     681,935    5975016  0    5975016    0001     Y
  789     1      1      N         N                  Y       2     0001   1,392,566    5975024  0    5975024    0001     Y
  790     1      1      N         N                  Y       1     0001   1,706,634    5975032  0    5975032    0001     Y
  791     1      1      N         N                  Y       1     0001   1,027,767    5975131  0    5975131    0001     Y
  792     3      1      N         N                  Y       1     0001     473,329    5975289  0    5975289    0001     Y
  793     1      1      N         N                  Y       2     0001   1,962,541    5975354  0    5975354    0001     Y
  794     1      1      N         N                  Y       1     0001     858,205    5975370  0    5975370    0001     Y
  795     1      1      N         N                  Y       1     0001     140,793    5975388  0    5975388    0001     Y
  796     1      1      N         N                  Y       1     0001     489,290    5975396  0    5975396    0001     Y
  797     1      1      N         N                  Y       1     0001     957,352    5975438  0    5975438    0001     Y
  798     1      1      N         N                  Y       1     0001     595,287    5975446  0    5975446    0001     Y
  799     1      1      N         N                  Y       3     0001   1,452,213    5975537  0    5975537    0001     Y
  800     1      1      N         N                  Y       1     0001   1,447,967    5975552  0    5975552    0001     Y
  801     1      1      N         N                  Y       1     0001   1,758,133    5975636  0    5975636    0001     Y
  802     1      1      N         N                  Y       1     0001   1,161,459    5975792  0    5975792    0001     Y
  803     1      1      N         N                  Y       1     0001     619,060    5975818  0    5975818    0001     Y
  804     3      1      N         N                  Y       1     0001   1,331,272    5975875  0    5975875    0001     Y
  805     1      1      N         N                  Y       1     0001     851,354    5975933  0    5975933    0001     Y
  806     3      1      N         N                  Y       1     0001     623,881    5975966  0    5975966    0001     Y
  807     1      1      N         N                  Y       1     0001     935,625    5975974  0    5975974    0001     Y
  808     1      1      N         N                  Y       1     0001     885,730    5975982  0    5975982    0001     Y
  809     1      1      N         N                  Y       1     0001     869,057    5975990  0    5975990    0001     Y
  810     2      1      N         N                  Y       2     0001   1,161,459    5976014  0    5976014    0001     Y
  811     1      1      N         N                  Y       2     0001     656,666    5976022  0    5976022    0001     Y
  812     1      1      N         N                  Y       1     0001     280,670    5976030  0    5976030    0001     Y
  813     1      1      N         N                  Y       3     0001     648,234    5976055  0    5976055    0001     Y
  814     1      1      N         N                  Y       2     0001   1,266,741    5976063  0    5976063    0001     Y
  815     1      1      N         N                  Y       2     0001   1,271,680    5976089  0    5976089    0001     Y
  816     1      1      N         N                  Y       3     0001   2,902,097    5976139  0    5976139    0001     Y
  817     1      1      N         N                  Y       1     0001     780,739    5976154  0    5976154    0001     Y
  818     3      1      N         N                  Y       1     0001     847,984    5976220  0    5976220    0001     Y
  819     1      1      N         N                  Y       1     0001   1,002,315    5976238  0    5976238    0001     Y
  820     1      1      N         N                  Y       2     0001   1,573,231    5976261  0    5976261    0001     Y
  821     1      1      N         N                  Y       2     0001   1,563,549    5976295  0    5976295    0001     Y
  822     1      1      N         N                  Y       2     0001   2,545,410    5976311  0    5976311    0001     Y
  823     1      1      N         N                  Y       2     0001   1,694,248    5976329  0    5976329    0001     Y
  824     1      1      N         N                  Y       3     0001   1,574,484    5976378  0    5976378    0001     Y
  825     1      1      N         N                  Y       1     0001   1,843,042    5976394  0    5976394    0001     Y
  826     1      1      N         N                  Y       3     0001   1,161,459    5976451  0    5976451    0001     Y
  827     1      1      N         N                  Y       2     0001   1,342,842    5976469  0    5976469    0001     Y
  828     1      1      N         N                  Y       1     0001     276,957    5976477  0    5976477    0001     Y
  829     2      1      N         N                  Y       1     0001     634,262    5976493  0    5976493    0001     Y
  830     1      1      N         N                  Y       2     0001     877,020    5976584  0    5976584    0001     Y
  831     1      1      N         N                  Y       2     0001     803,027    5976618  0    5976618    0001     Y
  832     1      1      N         N                  Y       2     0001     624,953    5976634  0    5976634    0001     Y
  833     1      1      N         N                  Y       3     0001   1,071,980    5976667  0    5976667    0001     Y
  834     1      1      N         N                  Y       1     0001   1,948,280    5976857  0    5976857    0001     Y
  835     1      1      N         N                  Y       2     0001     749,338    5976873  0    5976873    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  836   5976899 MENDHAM        NJ      7945     01   3.000   11.875    3.000    360
  837   5976923 COLUMBIA       MD     21044     01   3.000   12.625    3.000    360
  838   5976931 BELCAMP        MD     21017     01   3.000   13.000    3.000    360
  839   5976980 PALATINE       IL     60067     01   3.000   13.125    3.000    360
  840   5977038 HOLMDEL        NJ      7733     01   3.000   13.125    3.000    360
  841   5977046 GAITHERSBUR    MD     20879     01   3.000   13.125    3.000    360
  842   5977061 ALEXANDRIA     VA     22315     01   3.000   13.000    3.000    360
  843   5977095 QUAKER HILL    CT      6375     01   3.000   13.125    3.000    360
  844   5977103 ATLANTA        GA     30307     01   3.000   12.375    3.000    360
  845   5977111 MOUNT AIRY     MD     21771     01   3.000   12.500    3.000    360
  846   5977145 FAIRFIELD      CT      6430     01   3.000   13.125    3.000    360
  847   5977244 ASHBURN        VA     20147     01   3.000   13.125    3.000    360
  848   5977376 LILBURN        GA     30247     01   3.000   12.875    3.000    360
  849   5977418 ROCKVILLE      MD     20853     01   3.000   13.125    3.000    360
  850   5977558 WINSTON SAL    NC     27127     01   3.000   13.000    3.000    360
  851   5977574 POTOMAC        MD     20854     01   3.000   13.000    3.000    360
  852   5977624 GREENSBORO     NC     27410     01   3.000   12.375    3.000    360
  853   5977657 SEVERNA PAR    MD     21146     01   3.000   12.000    3.000    360
  854   5977681 ATLANTA        GA     30319     01   3.000   12.875    3.000    360
  855   5977731 SILVER SPRI    MD     20906     01   3.000   12.250    3.000    360
  856   5977764 KERNERSVILL    NC     27284     01   3.000   13.000    3.000    360
  857   5977772 ALEXANDRIA     VA     22314     01   3.000   13.125    3.000    360
  858   5977806 CHARLOTTE      NC     28216     01   3.000   12.500    3.000    360
  859   5977822 WASHINGTON     DC     20007     01   3.000   13.000    3.000    360
  860   5977830 GERMANTOWN     MD     20874     01   3.000   13.000    3.000    360
  861   5977855 WOODBRIDGE     VA     22193     01   3.000   12.875    3.000    360
  862   5977871 GAITHERSBUR    MD     20877     01   3.000   13.000    3.000    360
  863   5977889 BOONTON        NJ      7005     01   3.000   12.875    3.000    360
  864   5977897 MANALAPAN      NJ      7726     01   3.000   12.875    3.000    360
  865   5977905 ATLANTA        GA     30324     01   3.000   12.500    3.000    360
  866   5977939 HERNDON        VA     20171     01   3.000   12.875    3.000    360
  867   5977954 CHARLOTTE      NC     28209     01   3.000   12.375    3.000    360
  868   5977970 CHARLOTTE      NC     28204     01   3.000   12.750    3.000    360
  869   5977996 CONCORD        NC     28027     01   3.000   12.500    3.000    360
  870   5978002 WEST CHESTE    PA     19380     01   3.000   12.875    3.000    360
  871   5978010 LUSBY          MD     20657     01   3.000   12.875    3.000    360
  872   5978028 DAVIDSON       NC     28036     01   3.000   12.625    3.000    360
  873   5978036 HUNTERSVILL    NC     28078     01   3.000   12.500    3.000    360
  874   5978044 CHARLOTTE      NC     28277     01   3.000   12.875    3.000    360
  875   5978481 CENTREVILLE    VA     20121     01   3.000   12.875    3.000    360
  876   5978499 BOWIE          MD     20720     01   3.000   12.750    3.000    360
  877   5978515 BETHESDA       MD     20816     01   3.000   13.000    3.000    360
  878   5978523 CHARLOTTE      NC     28270     01   3.000   12.250    3.000    360
  879   5978549 GARNER         NC     27529     01   3.000   12.875    3.000    360
  880   5978564 CENTREVILLE    VA     20120     01   3.000   12.750    3.000    360
  881   5978580 FAIRFAX STA    VA     22039     01   3.000   12.875    3.000    360
  882   5978598 HAMPSTEAD      NC     28443     01   3.000   12.500    3.000    360
  883   5978606 DURHAM         NC     27707     01   3.000   12.250    3.000    360
  884   5978614 BALTIMORE      MD     21236     01   3.000   13.000    3.000    360
  885   5978622 CARY           NC     27513     01   3.000   12.500    3.000    360
  886   5979000 NEEDHAM        MA      2192     01   3.000   12.875    3.000    360
  887   5979034 TINTON FALL    NJ      7753     01   3.000   12.875    3.000    360
  888   5979059 WINSTON SAL    NC     27127     01   3.000   12.875    3.000    360
  889   5979109 WASHINGTON     DC     20009     01   3.000   13.375    3.000    360
  890   5979117 ATHENS         GA     30606     01   3.000   11.875    3.000    360
  891   5979125 SILVER SPRI    MD     20906     01   3.000   13.000    3.000    360
  892   5979133 ELLICOTT CI    MD     21042     01   3.000   12.750    3.000    360
  893   5979158 VIENNA         VA     22182     01   3.000   13.000    3.000    360
  894   5979166 COLUMBIA       SC     29212     01   3.000   11.625    3.000    360
  895   5979174 SAUGUS         MA      1906     01   3.000   13.000    3.000    360

                                     D-43

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
  836      358   292,000.00   290,999.72 01/01/98  1,727.30  80.00  365,000.00    4.695
  837      357   199,800.00   199,044.67 12/01/97  1,279.35  71.87  278,000.00    5.445
  838      357   177,050.00   176,464.39 12/01/97  1,177.92  94.94  186,481.00    5.820
  839      355   214,600.00   213,731.69 11/01/97  1,445.80  79.48  270,000.00    5.945
  840      357   140,000.00   139,548.16 12/01/97    943.21  47.46  295,000.00    5.945
  841      358   150,600.00   150,236.52 01/01/98  1,014.63  78.85  191,000.00    5.945
  842      357   293,000.00   292,030.88 12/01/97  1,949.34  87.46  335,000.00    5.820
  843      356   124,900.00   124,344.15 11/01/97    841.48  94.98  131,500.00    5.945
  844      357   193,500.00   192,777.39 12/01/97  1,207.19  74.42  260,000.00    5.195
  845      357   194,600.00   193,890.55 12/01/97  1,230.01  79.98  243,310.00    5.320
  846      357   214,600.00   213,907.41 12/01/97  1,445.80  29.68  723,000.00    5.945
  847      357   209,000.00   208,325.46 12/01/97  1,408.08  73.85  283,000.00    5.945
  848      357   108,400.00   108,032.55 12/01/97    712.12  80.00  135,500.00    5.695
  849      357   200,000.00   199,354.52 12/01/97  1,347.44  62.31  321,000.00    5.945
  850      357    71,250.00    70,771.09 12/01/97    474.03  95.00   75,000.00    5.820
  851      356   376,000.00   374,399.41 11/01/97  2,501.54  80.00  470,000.00    5.820
  852      357   138,400.00   137,883.14 12/01/97    863.44  80.00  173,000.00    5.195
  853      356   395,000.00   393,415.24 12/01/97  2,368.23  71.82  550,000.00    4.820
  854      354   380,000.00   378,387.23 11/01/97  2,496.33  80.00  475,000.00    5.695
  855      355   167,650.00   166,846.32 11/01/97  1,032.25  94.99  176,500.00    5.070
  856      356   104,900.00   104,464.99 11/01/97    697.91  74.40  141,000.00    5.820
  857      357   307,200.00   306,208.53 12/01/97  2,069.67  80.00  384,000.00    5.945
  858      357   141,350.00   140,834.70 12/01/97    893.43  79.98  176,737.00    5.320
  859      357   296,600.00   295,618.97 12/01/97  1,973.29  69.79  425,000.00    5.820
  860      357   225,000.00   222,738.19 12/01/97  1,496.94  79.23  284,000.00    5.820
  861      356   124,400.00   111,661.11 12/01/97    817.22  80.00  155,500.00    5.695
  862      358   238,450.00   237,860.19 01/01/98  1,586.42  89.98  265,000.00    5.820
  863      357   390,000.00   388,678.08 12/01/97  2,562.03  79.59  490,000.00    5.695
  864      357   180,000.00   178,176.06 12/01/97  1,182.48  72.00  250,000.00    5.695
  865      356   107,550.00   107,058.57 11/01/97    679.79  90.00  119,500.00    5.320
  866      357   200,000.00   199,322.09 12/01/97  1,313.86  62.50  320,000.00    5.695
  867      356   297,600.00   295,599.29 11/01/97  1,856.64  80.00  372,000.00    5.195
  868      357    88,000.00    87,694.35 12/01/97    570.77  80.00  110,000.00    5.570
  869      357   135,800.00   135,304.93 12/01/97    858.35  79.98  169,801.00    5.320
  870      357   106,000.00   105,640.69 12/01/97    696.35  68.39  155,000.00    5.695
  871      357    69,200.00    55,551.35 12/01/97    454.60  63.49  109,000.00    5.695
  872      357    80,000.00    79,715.33 12/01/97    512.25  65.09  122,900.00    5.445
  873      357   128,700.00   128,210.51 12/01/97    813.48  90.00  143,000.00    5.320
  874      358   140,000.00   139,645.09 01/01/98    919.71  80.00  175,000.00    5.695
  875      357   197,500.00   196,830.55 12/01/97  1,297.44  68.10  290,000.00    5.695
  876      357   144,000.00   143,499.84 12/01/97    933.99  87.80  164,000.00    5.570
  877      357   352,000.00   350,835.71 12/01/97  2,341.87  79.10  445,000.00    5.820
  878      356   170,800.00   169,981.18 11/01/97  1,051.65  80.00  213,500.00    5.070
  879      357   140,000.00   139,525.43 12/01/97    919.71  94.92  147,500.00    5.695
  880      357    93,600.00    93,274.91 12/01/97    607.09  90.00  104,000.00    5.570
  881      357   328,000.00   326,888.24 12/01/97  2,154.73  80.00  410,000.00    5.695
  882      357    79,500.00    79,210.16 12/01/97    502.50  75.00  106,000.00    5.320
  883      356   205,600.00   204,813.54 12/01/97  1,265.92  80.00  257,000.00    5.070
  884      356   136,000.00   135,550.13 12/01/97    904.82  80.00  170,000.00    5.820
  885      357   124,900.00   124,444.65 12/01/97    789.46  94.98  131,500.00    5.320
  886      356   152,900.00   152,250.34 11/01/97  1,004.44  79.97  191,200.00    5.695
  887      359   104,600.00   104,423.74 02/01/98    687.15  79.99  130,772.00    5.695
  888      356    62,900.00    62,686.33 12/01/97    413.21  89.86   70,000.00    5.695
  889      357   247,000.00   246,241.24 12/01/97  1,705.97  95.00  260,000.00    6.195
  890      356   139,900.00   139,179.77 11/01/97    827.57  79.99  174,900.00    4.695
  891      358   232,000.00   231,426.13 01/01/98  1,543.51  89.23  260,000.00    5.820
  892      357   372,500.00   369,253.20 12/01/97  2,416.03  72.33  515,000.00    5.570
  893      356   291,000.00   288,930.72 12/01/97  1,936.04  77.60  375,000.00    5.820
  894      356   113,600.00   112,972.56 11/01/97    645.01  91.89  123,630.00    4.320
  895      358   280,000.00   279,307.42 01/01/98  1,862.85  79.77  351,000.00    5.820

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  836     1      1      N         N                  Y       3     0001   1,366,244    5976899  0    5976899    0001     Y
  837     1      1      N         N                  Y       2     0001   1,083,798    5976923  0    5976923    0001     Y
  838     1      1      N         N                  Y       1     0001   1,027,023    5976931  0    5976931    0001     Y
  839     1      1      N         N                  Y       1     0001   1,270,635    5976980  0    5976980    0001     Y
  840     1      1      N         N                  Y       2     0001     829,614    5977038  0    5977038    0001     Y
  841     2      1      N         N                  Y       2     0001     893,156    5977046  0    5977046    0001     Y
  842     1      1      N         N                  Y       2     0001   1,699,620    5977061  0    5977061    0001     Y
  843     1      1      N         N                  Y       1     0001     739,226    5977095  0    5977095    0001     Y
  844     1      1      N         N                  Y       2     0001   1,001,479    5977103  0    5977103    0001     Y
  845     1      1      N         N                  Y       1     0001   1,031,498    5977111  0    5977111    0001     Y
  846     1      1      N         N                  Y       3     0001   1,271,680    5977145  0    5977145    0001     Y
  847     1      1      N         N                  Y       2     0001   1,238,495    5977244  0    5977244    0001     Y
  848     1      1      N         N                  Y       1     0001     615,245    5977376  0    5977376    0001     Y
  849     1      1      N         N                  Y       3     0001   1,185,163    5977418  0    5977418    0001     Y
  850     1      1      N         N                  Y       1     0001     411,888    5977558  0    5977558    0001     Y
  851     1      1      N         N                  Y       3     0001   2,179,005    5977574  0    5977574    0001     Y
  852     1      1      N         N                  Y       1     0001     716,303    5977624  0    5977624    0001     Y
  853     1      1      N         N                  Y       3     0001   1,896,261    5977657  0    5977657    0001     Y
  854     1      1      N         N                  Y       3     0001   2,154,915    5977681  0    5977681    0001     Y
  855     1      1      N         N                  Y       1     0001     845,911    5977731  0    5977731    0001     Y
  856     1      1      N         N                  Y       3     0001     607,986    5977764  0    5977764    0001     Y
  857     2      1      N         N                  Y       2     0001   1,820,410    5977772  0    5977772    0001     Y
  858     1      1      N         N                  Y       1     0001     749,241    5977806  0    5977806    0001     Y
  859     1      1      N         N                  Y       2     0001   1,720,502    5977822  0    5977822    0001     Y
  860     1      1      N         N                  Y       2     0001   1,296,336    5977830  0    5977830    0001     Y
  861     1      1      N         N                  Y       1     0001     635,910    5977855  0    5977855    0001     Y
  862     1      1      N         N                  Y       2     0001   1,384,346    5977871  0    5977871    0001     Y
  863     1      1      N         N                  Y       1     0001   2,213,522    5977889  0    5977889    0001     Y
  864     1      1      N         N                  Y       3     0001   1,014,713    5977897  0    5977897    0001     Y
  865     3      1      N         N                  Y       1     0001     569,552    5977905  0    5977905    0001     Y
  866     1      1      N         N                  Y       2     0001   1,135,139    5977939  0    5977939    0001     Y
  867     1      1      N         N                  Y       1     0001   1,535,638    5977954  0    5977954    0001     Y
  868     3      1      N         N                  Y       2     0001     488,458    5977970  0    5977970    0001     Y
  869     1      1      N         N                  Y       1     0001     719,822    5977996  0    5977996    0001     Y
  870     1      1      N         N                  Y       2     0001     601,624    5978002  0    5978002    0001     Y
  871     1      1      N         N                  Y       3     0001     316,365    5978010  0    5978010    0001     Y
  872     3      1      N         N                  Y       1     0001     434,050    5978028  0    5978028    0001     Y
  873     1      1      N         N                  Y       1     0001     682,080    5978036  0    5978036    0001     Y
  874     1      1      N         N                  Y       3     0001     795,279    5978044  0    5978044    0001     Y
  875     1      1      N         N                  Y       2     0001   1,120,950    5978481  0    5978481    0001     Y
  876     1      1      N         N                  Y       2     0001     799,294    5978499  0    5978499    0001     Y
  877     1      1      N         N                  Y       2     0001   2,041,864    5978515  0    5978515    0001     Y
  878     1      1      N         N                  Y       1     0001     861,805    5978523  0    5978523    0001     Y
  879     1      1      N         N                  Y       1     0001     794,597    5978549  0    5978549    0001     Y
  880     2      1      N         N                  Y       2     0001     519,541    5978564  0    5978564    0001     Y
  881     1      1      N         N                  Y       2     0001   1,861,629    5978580  0    5978580    0001     Y
  882     1      1      N         N                  Y       1     0001     421,398    5978598  0    5978598    0001     Y
  883     1      1      N         N                  Y       1     0001   1,038,405    5978606  0    5978606    0001     Y
  884     1      1      N         N                  Y       2     0001     788,902    5978614  0    5978614    0001     Y
  885     1      1      N         N                  Y       1     0001     662,046    5978622  0    5978622    0001     Y
  886     1      1      N         N                  Y       1     0001     867,066    5979000  0    5979000    0001     Y
  887     3      1      N         N                  Y       1     0001     594,693    5979034  0    5979034    0001     Y
  888     1      1      N         N                  Y       2     0001     356,999    5979059  0    5979059    0001     Y
  889     2      1      N         N                  Y       1     0001   1,525,464    5979109  0    5979109    0001     Y
  890     1      1      N         N                  Y       1     0001     653,449    5979117  0    5979117    0001     Y
  891     2      1      N         N                  Y       2     0001   1,346,900    5979125  0    5979125    0001     Y
  892     1      1      N         N                  Y       2     0001   2,056,740    5979133  0    5979133    0001     Y
  893     1      1      N         N                  Y       2     0001   1,681,577    5979158  0    5979158    0001     Y
  894     1      1      N         N                  Y       1     0001     488,041    5979166  0    5979166    0001     Y
  895     1      1      N         N                  Y       2     0001   1,625,569    5979174  0    5979174    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  896   5979182 HIGH POINT     NC     27265     01   3.000   12.500    3.000    360
  897   5979208 CLIFTON        VA     20124     01   3.000   12.875    3.000    360
  898   5979257 MAMARONECK     NY     10543     01   3.000   12.250    3.000    360
  899   5979265 SEVERNA PAR    MD     21146     01   3.000   13.000    3.000    360
  900   5979273 RICHMOND       VA     23229     01   3.000   12.875    3.000    360
  901   5979398 TROY           MI     48083     01   3.000   12.875    3.000    360
  902   5979455 STERLING       VA     20165     01   3.000   13.000    3.000    360
  903   5979463 SILVER SPRI    MD     20904     01   3.000   11.625    3.000    360
  904   5979539 ROUND HILL     VA     20141     01   3.000   12.750    3.000    360
  905   5979596 CHEVY CHASE    MD     20815     01   3.000   12.875    3.000    360
  906   5979612 ELLICOTT CI    MD     21042     01   3.000   13.000    3.000    360
  907   5979653 GAITHERSBUR    MD     20882     01   3.000   12.875    3.000    360
  908   5979687 ELLICOTT CI    MD     21043     01   3.000   12.375    3.000    360
  909   5979703 VIENNA         VA     22182     01   3.000   12.875    3.000    360
  910   5979711 GAITHERSBUR    MD     20878     01   3.000   13.125    3.000    360
  911   5979745 BETHESDA       MD     20817     01   3.000   13.000    3.000    360
  912   5979786 CHESAPEAKE     VA     23322     01   3.000   12.000    3.000    360
  913   5979893 HYATTSVILLE    MD     20782     01   3.000   12.875    3.000    360
  914   5979992 RALEIGH        NC     27608     01   3.000   12.875    3.000    360
  915   5980032 KIRKWOOD       MO     63122     01   3.000   12.500    3.000    360
  916   5980057 ARLINGTON      VA     22213     01   3.000   11.875    3.000    360
  917   5980123 FALLS CHURC    VA     22042     01   3.000   12.875    3.000    360
  918   5980131 BETHESDA       MD     20817     01   3.000   13.000    3.000    360
  919   5980156 ROCHESTER H    MI     48306     01   3.000   12.875    3.000    360
  920   5980180 NORTH POTOM    MD     20878     01   3.000   12.875    3.000    360
  921   5980198 PASADENA       MD     21122     01   3.000   11.750    3.000    360
  922   5980271 WEST CHESTE    PA     19382     01   3.000   12.875    3.000    360
  923   5980289 PARKTON        MD     21120     01   3.000   13.000    3.000    360
  924   5980297 GLENN DALE     MD     20769     01   3.000   12.875    3.000    360
  925   5980305 GAITHERSBUR    MD     20878     01   3.000   12.625    3.000    360
  926   5980396 ATLANTA        GA     30318     01   3.000   12.875    3.000    360
  927   5980453 WESTMINSTER    MD     21157     01   3.000   11.875    3.000    360
  928   5980461 MAPLEWOOD      NJ      7040     01   3.000   12.875    3.000    360
  929   5980479 BETHESDA       MD     20817     01   3.000   12.625    3.000    360
  930   5980545 HOLMDEL        NJ      7733     01   3.000   13.000    3.000    360
  931   5980560 BALTIMORE      MD     21236     01   3.000   12.750    3.000    360
  932   5980586 CORNELIUS      NC     28031     01   3.000   12.375    3.000    360
  933   5980735 POTOMAC        MD     20854     01   3.000   13.000    3.000    360
  934   5980743 BEL AIR        MD     21014     01   3.000   12.625    3.000    360
  935   5980800 RALEIGH        NC     27609     01   3.000   12.500    3.000    360
  936   5980859 GREENSBORO     NC     27407     01   3.000   12.375    3.000    360
  937   5980875 SIMSBURY       CT      6092     01   3.000   12.875    3.000    360
  938   5980883 SILVER SPRI    MD     20904     01   3.000   13.000    3.000    360
  939   5980891 WASHINGTON     DC     20016     01   3.000   12.875    3.000    360
  940   5980925 TEANECK        NJ      7666     01   3.000   12.750    3.000    360
  941   5981022 CONCORD        NC     28027     01   3.000   12.625    3.000    360
  942   5981030 WASHINGTON     DC     20009     01   3.000   13.000    3.000    360
  943   5981055 CLARKSBURG     MD     20871     01   3.000   13.125    3.000    360
  944   5981063 ROCKVILLE      MD     20853     01   3.000   12.875    3.000    360
  945   5981147 CLIFTON        VA     20124     01   3.000   13.000    3.000    360
  946   5981196 OWINGS MILL    MD     21117     01   3.000   12.875    3.000    360
  947   5981238 BALTIMORE      MD     21218     01   3.000   13.000    3.000    360
  948   5981287 STERLING       VA     20165     01   3.000   13.000    3.000    360
  949   5981329 COLUMBIA       MD     21044     01   3.000   13.125    3.000    360
  950   5981345 ROANOKE        VA     24015     01   3.000   12.500    3.000    360
  951   5981386 WINSTON SAL    NC     27127     01   3.000   12.375    3.000    360
  952   5981428 MCLEAN         VA     22101     01   3.000   12.875    3.000    360
  953   5981436 VIENNA         VA     22181     01   3.000   13.125    3.000    360
  954   5981493 CHARLOTTE      NC     28278     01   3.000   13.000    3.000    360
  955   5981519 VIENNA         VA     22182     01   3.000   12.625    3.000    360

                                     D-46

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
  896      357   131,100.00   130,622.04 12/01/97    828.65  75.00    174,805.00    5.320
  897      357   182,750.00   182,130.57 12/01/97  1,200.54  67.69    270,000.00    5.695
  898      356   240,000.00   238,849.42 11/01/97  1,477.73  61.54    390,000.00    5.070
  899      357   558,750.00   556,760.33 12/01/97  3,717.38  75.00    745,000.00    5.820
  900      357   195,000.00   191,304.51 12/01/97  1,281.02  75.00    260,000.00    5.695
  901      356   146,700.00   146,202.74 12/01/97    963.72  90.00    163,000.00    5.695
  902      357   288,000.00   287,047.38 12/01/97  1,916.08  78.90    365,000.00    5.820
  903      357   161,600.00   160,818.42 12/01/97    867.51  80.00    202,000.00    3.820
  904      357   229,500.00   228,702.90 12/01/97  1,488.54  69.76    329,000.00    5.570
  905      356   203,700.00   203,009.53 12/01/97  1,338.17  84.52    241,000.00    5.695
  906      356   232,000.00   231,037.96 11/01/97  1,543.51  80.00    290,000.00    5.820
  907      356   205,000.00   204,104.56 12/01/97  1,346.71  64.06    320,000.00    5.695
  908      355   137,850.00   136,401.06 11/01/97    860.01  94.97    145,156.00    5.195
  909      357   374,000.00   372,732.32 12/01/97  2,456.92  85.00    440,000.00    5.695
  910      357   238,000.00   237,231.85 12/01/97  1,603.46  74.84    318,000.00    5.945
  911      357   238,000.00   236,935.67 12/01/97  1,583.42  77.52    307,000.00    5.820
  912      357   162,350.00   161,698.61 12/01/97    973.38  94.97    170,947.00    4.820
  913      357   160,000.00   159,457.67 12/01/97  1,051.09  80.00    200,000.00    5.695
  914      359   256,000.00   255,568.36 02/01/98  1,681.74  80.00    320,000.00    5.695
  915      356   101,150.00   100,781.24 12/01/97    639.34  94.98    106,500.00    5.320
  916      358   116,800.00   116,330.20 01/01/98    690.92  80.00    146,000.00    4.695
  917      357   187,500.00   186,864.45 12/01/97  1,231.75  89.29    210,000.00    5.695
  918      356   256,000.00   255,153.24 12/01/97  1,703.18  74.20    345,000.00    5.820
  919      357   168,000.00   167,574.12 01/01/98  1,103.65  80.00    210,000.00    5.695
  920      357   156,000.00   155,471.23 12/01/97  1,024.81  64.46    242,000.00    5.695
  921      356   167,550.00   166,845.21 12/01/97    977.78  74.98    223,450.00    4.570
  922      357   160,000.00   159,457.67 12/01/97  1,051.09  78.05    205,000.00    5.695
  923      356   233,000.00   232,229.31 12/01/97  1,550.16  72.81    320,000.00    5.820
  924      357   125,600.00   124,971.95 12/01/97    825.11  80.00    157,000.00    5.695
  925      357   260,000.00   259,308.02 01/01/98  1,664.81  80.00    325,000.00    5.445
  926      356   256,500.00   255,410.10 11/01/97  1,685.03  90.00    285,000.00    5.695
  927      357   136,000.00   134,884.20 12/01/97    804.50  80.00    170,000.00    4.695
  928      358   175,000.00   174,556.38 01/01/98  1,149.63  78.13    224,000.00    5.695
  929      357   142,500.00   141,992.89 12/01/97    912.45  75.00    190,000.00    5.445
  930      358   350,000.00   349,134.29 01/01/98  2,328.56  79.91    438,000.00    5.820
  931      357    80,490.00    80,210.44 12/01/97    522.06  72.85    110,490.00    5.570
  932      357   150,400.00   149,838.31 12/01/97    938.31  79.37    189,500.00    5.195
  933      357   500,000.00   498,346.19 12/01/97  3,326.52  76.92    650,000.00    5.820
  934      356   130,000.00   129,537.39 12/01/97    832.41  78.79    165,000.00    5.445
  935      357   117,800.00   117,136.63 12/01/97    744.58  95.00    124,000.00    5.320
  936      357   130,600.00   130,112.29 12/01/97    814.77  94.98    137,500.00    5.195
  937      356   381,000.00   379,708.60 12/01/97  2,502.90  57.73    660,000.00    5.695
  938      358   229,600.00   229,032.08 01/01/98  1,527.54  80.00    287,000.00    5.820
  939      358   156,700.00   156,302.79 01/01/98  1,029.41  45.42    345,000.00    5.695
  940      357    70,500.00    70,316.85 01/01/98    457.27  75.00     94,000.00    5.570
  941      358   181,600.00   181,116.66 01/01/98  1,162.81  84.97    213,716.00    5.445
  942      357    99,300.00    98,971.55 12/01/97    660.65  94.99    104,540.00    5.820
  943      356   170,900.00   170,348.43 12/01/97  1,151.39  95.00    179,900.00    5.945
  944      357   116,250.00   115,855.98 12/01/97    763.68  75.00    155,000.00    5.695
  945      357   228,000.00   227,245.87 12/01/97  1,516.89  78.62    290,000.00    5.820
  946      357   116,000.00   115,705.95 01/01/98    762.04  80.00    145,000.00    5.695
  947      357   410,000.00   408,985.86 01/01/98  2,727.75  67.21    610,000.00    5.820
  948      357   199,000.00   198,341.75 12/01/97  1,323.96  79.60    250,000.00    5.820
  949      357   232,000.00   231,251.25 12/01/97  1,563.03  80.00    290,000.00    5.945
  950      358   107,825.00   107,530.97 01/01/98    681.53  95.00    113,500.00    5.320
  951      358   126,000.00   125,648.03 01/01/98    786.08  80.00    157,500.00    5.195
  952      356   564,000.00   562,088.34 12/01/97  3,705.08  40.29  1,400,000.00    5.695
  953      358   296,000.00   295,285.64 01/01/98  1,994.21  80.00    370,000.00    5.945
  954      357   110,000.00   109,636.14 12/01/97    731.84  69.18    159,000.00    5.820
  955      357   233,600.00   232,768.73 12/01/97  1,495.77  80.00    292,000.00    5.445

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  896     1      1      N         N                  Y       1     0001     694,909    5979182  0    5979182    0001     Y
  897     1      1      N         N                  Y       2     0001   1,037,234    5979208  0    5979208    0001     Y
  898     5      1      N         N                  Y       1     0001   1,210,967    5979257  0    5979257    0001     Y
  899     1      1      N         N                  Y       2     0001   3,240,345    5979265  0    5979265    0001     Y
  900     1      1      N         N                  Y       3     0001   1,089,479    5979273  0    5979273    0001     Y
  901     1      1      N         N                  Y       1     0001     832,625    5979398  0    5979398    0001     Y
  902     1      1      N         N                  Y       2     0001   1,670,616    5979455  0    5979455    0001     Y
  903     1      1      N         N                  Y       1     0001     614,326    5979463  0    5979463    0001     Y
  904     1      1      N         N                  Y       2     0001   1,273,875    5979539  0    5979539    0001     Y
  905     1      1      N         N                  Y       2     0001   1,156,139    5979596  0    5979596    0001     Y
  906     1      1      N         N                  Y       2     0001   1,344,641    5979612  0    5979612    0001     Y
  907     1      1      N         N                  Y       2     0001   1,162,375    5979653  0    5979653    0001     Y
  908     1      1      N         N                  Y       1     0001     708,604    5979687  0    5979687    0001     Y
  909     1      1      N         N                  Y       2     0001   2,122,711    5979703  0    5979703    0001     Y
  910     1      1      N         N                  Y       2     0001   1,410,343    5979711  0    5979711    0001     Y
  911     1      1      N         N                  Y       2     0001   1,378,966    5979745  0    5979745    0001     Y
  912     1      1      N         N                  Y       1     0001     779,387    5979786  0    5979786    0001     Y
  913     1      1      N         N                  Y       2     0001     908,111    5979893  0    5979893    0001     Y
  914     1      1      N         N                  Y       3     0001   1,455,462    5979992  0    5979992    0001     Y
  915     1      1      N         N                  Y       1     0001     536,156    5980032  0    5980032    0001     Y
  916     3      1      N         N                  Y       1     0001     546,170    5980057  0    5980057    0001     Y
  917     2      1      N         N                  Y       2     0001   1,064,193    5980123  0    5980123    0001     Y
  918     1      1      N         N                  Y       2     0001   1,484,992    5980131  0    5980131    0001     Y
  919     1      1      N         N                  Y       1     0001     954,335    5980156  0    5980156    0001     Y
  920     1      1      N         N                  Y       3     0001     885,409    5980180  0    5980180    0001     Y
  921     1      1      N         N                  Y       1     0001     762,483    5980198  0    5980198    0001     Y
  922     1      1      N         N                  Y       2     0001     908,111    5980271  0    5980271    0001     Y
  923     1      1      N         N                  Y       2     0001   1,351,575    5980289  0    5980289    0001     Y
  924     1      1      N         N                  Y       3     0001     711,715    5980297  0    5980297    0001     Y
  925     1      1      N         N                  Y       1     0001   1,411,932    5980305  0    5980305    0001     Y
  926     1      1      N         N                  Y       1     0001   1,454,561    5980396  0    5980396    0001     Y
  927     1      1      N         N                  Y       2     0001     633,281    5980453  0    5980453    0001     Y
  928     1      1      N         N                  Y       3     0001     994,099    5980461  0    5980461    0001     Y
  929     1      1      N         N                  Y       3     0001     773,151    5980479  0    5980479    0001     Y
  930     1      1      N         N                  Y       2     0001   2,031,962    5980545  0    5980545    0001     Y
  931     2      1      N         N                  Y       1     0001     446,772    5980560  0    5980560    0001     Y
  932     3      1      N         N                  Y       1     0001     778,410    5980586  0    5980586    0001     Y
  933     1      1      N         N                  Y       1     0001   2,900,375    5980735  0    5980735    0001     Y
  934     1      1      N         N                  Y       2     0001     705,331    5980743  0    5980743    0001     Y
  935     2      1      N         N                  Y       1     0001     623,167    5980800  0    5980800    0001     Y
  936     1      1      N         N                  Y       1     0001     675,933    5980859  0    5980859    0001     Y
  937     1      1      N         N                  Y       2     0001   2,162,440    5980875  0    5980875    0001     Y
  938     1      1      N         N                  Y       2     0001   1,332,967    5980883  0    5980883    0001     Y
  939     1      1      N         N                  Y       2     0001     890,144    5980891  0    5980891    0001     Y
  940     3      1      N         N                  Y       1     0001     391,665    5980925  0    5980925    0001     Y
  941     1      1      N         N                  Y       1     0001     986,180    5981022  0    5981022    0001     Y
  942     3      1      N         N                  Y       1     0001     576,014    5981030  0    5981030    0001     Y
  943     1      1      N         N                  Y       1     0001   1,012,721    5981055  0    5981055    0001     Y
  944     1      1      N         N                  Y       3     0001     659,800    5981063  0    5981063    0001     Y
  945     1      1      N         N                  Y       2     0001   1,322,571    5981147  0    5981147    0001     Y
  946     3      1      N         N                  Y       1     0001     658,945    5981196  0    5981196    0001     Y
  947     1      1      N         N                  Y       3     0001   2,380,298    5981238  0    5981238    0001     Y
  948     1      1      N         N                  Y       2     0001   1,154,349    5981287  0    5981287    0001     Y
  949     1      1      N         N                  Y       3     0001   1,374,789    5981329  0    5981329    0001     Y
  950     1      1      N         N                  Y       1     0001     572,065    5981345  0    5981345    0001     Y
  951     1      1      N         N                  Y       1     0001     652,742    5981386  0    5981386    0001     Y
  952     1      1      N         N                  Y       2     0001   3,201,093    5981428  0    5981428    0001     Y
  953     1      1      N         N                  Y       3     0001   1,755,473    5981436  0    5981436    0001     Y
  954     1      1      N         N                  Y       2     0001     638,082    5981493  0    5981493    0001     Y
  955     1      1      N         N                  Y       2     0001   1,267,426    5981519  0    5981519    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
  956   5981535 GERMANTOWN     MD     20876     01   3.000   13.000    3.000    360
  957   5981592 ANNANDALE      VA     22003     01   3.000   13.000    3.000    360
  958   5981626 MCLEAN         VA     22101     01   3.000   12.875    3.000    360
  959   5981808 ARLINGTON      VA     22207     01   3.000   12.500    3.000    360
  960   5981873 ASHBURN        VA     20148     01   3.000   12.125    3.000    360
  961   5981972 DAVIDSONVIL    MD     21035     01   3.000   12.500    3.000    360
  962   5982038 CHARLOTTE      NC     28270     01   3.000   12.500    3.000    360
  963   5982046 GAITHERSBUR    MD     20879     01   3.000   13.000    3.000    360
  964   5982061 IJAMSVILLE     MD     21754     01   3.000   11.750    3.000    360
  965   5982087 WASHINGTON     DC     20002     01   3.000   12.625    3.000    360
  966   5982137 LITTLE EGG     NJ      8087     01   3.000   11.625    3.000    360
  967   5982186 HILTON HEAD    SC     29928     01   3.000   13.000    3.000    360
  968   5982194 DAVIDSONVIL    MD     21035     01   3.000   12.625    3.000    360
  969   5982293 FAIRFAX        VA     22030     01   3.000   12.375    3.000    360
  970   5982319 GAINESVILLE    FL     32653     01   3.000   12.500    3.000    360
  971   5982368 RICHMOND       VA     23220     01   3.000   12.500    3.000    360
  972   5982459 WASHINGTON     DC     20004     01   3.000   12.625    3.000    360
  973   5982541 NORTH MYRTL    SC     29582     01   3.000   13.000    3.000    360
  974   5982558 SILVER SPRI    MD     20905     01   3.000   11.875    3.000    360
  975   5982616 MIDDLEBURG     VA     20117     01   3.000   11.875    3.000    360
  976   5982699 MANALAPAN      NJ      7726     01   3.000   12.875    3.000    360
  977   5982707 MIDDLETOWN     NJ      7748     01   3.000   12.875    3.000    360
  978   5982749 WASHINGTON     DC     20008     01   3.000   12.625    3.000    360
  979   5982756 TOM'S RIVER    NJ      8753     01   3.000   12.875    3.000    360
  980   5982764 ALEXANDRIA     VA     22310     01   3.000   12.875    3.000    360
  981   5982848 LINTHICUM      MD     21090     01   3.000   12.500    3.000    360
  982   5982889 POWHATAN       VA     23139     01   3.000   12.625    3.000    360
  983   5982905 NARBERTH       PA     19072     01   3.000   12.750    3.000    360
  984   5982996 ELLICOTT CI    MD     21042     01   3.000   12.750    3.000    360
  985   5983119 WILTON         CT      6897     01   3.000   12.625    3.000    360
  986   5983135 HERNDON        VA     20170     01   3.000   12.875    3.000    360
  987   5983143 ORANGE         CT      6477     01   3.000   13.125    3.000    360
  988   5983184 ALEXANDRIA     VA     22304     01   3.000   11.625    3.000    360
  989   5983226 CAMBRIDGE      MA      2139     01   3.000   12.875    3.000    360
  990   5983283 RALEIGH        NC     27615     01   3.000   11.625    3.000    360
  991   5983366 WASHINGTON     NJ      7840     01   3.000   11.875    3.000    360
  992   5983382 NEEDHAM        MA      2192     01   3.000   12.625    3.000    360
  993   5983416 DARIEN         CT      6820     01   3.000   12.875    3.000    360
  994   5983465 CHESHIRE       CT      6410     01   3.000   12.875    3.000    360
  995   5983473 NEWTON         NJ      7860     01   3.000   13.000    3.000    360
  996   5983481 SPRINGFIELD    VA     22153     01   3.000   12.875    3.000    360
  997   5983499 ROCKVILLE      MD     20850     01   3.000   12.875    3.000    360
  998   5983515 HERNDON        VA     20171     01   3.000   12.875    3.000    360
  999   5983556 GREENWICH      CT      6807     01   3.000   12.625    3.000    360
 1000   5983564 LANDOVER       MD     20784     01   3.000   12.875    3.000    360
 1001   5983572 BURKE          VA     22015     01   3.000   13.000    3.000    360
 1002   5983606 ASHBURN        VA     20147     01   3.000   12.875    3.000    360
 1003   5983614 ELKRIDGE       MD     21075     01   3.000   12.750    3.000    360
 1004   5983630 GREAT FALLS    VA     22066     01   3.000   12.750    3.000    360
 1005   5983648 ARLINGTON      VA     22203     01   3.000   12.625    3.000    360
 1006   5983655 MCLEAN         VA     22102     01   3.000   12.875    3.000    360
 1007   5983697 WILLIAMSPOR    MD     21795     01   3.000   12.875    3.000    360
 1008   5983770 UPPER MARLB    MD     20772     01   3.000   13.000    3.000    360
 1009   5983788 LITHONIA       GA     30058     01   3.000   12.250    3.000    360
 1010   5983812 RESTON         VA     20194     01   3.000   12.875    3.000    360
 1011   5983820 RICHMOND       VA     23226     01   3.000   11.750    3.000    360
 1012   5983838 DAVIDSONVIL    MD     21035     01   3.000   12.875    3.000    360
 1013   5983846 RESTON         VA     20191     01   3.000   12.750    3.000    360
 1014   5983853 CARY           NC     27513     01   3.000   12.375    3.000    360
 1015   5983929 ARLINGTON      VA     22205     01   3.000   12.875    3.000    360

                                     D-49

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
  956      357   195,200.00   194,554.32 12/01/97  1,298.68   80.00    244,000.00  5.820
  957      357   210,400.00   209,704.08 12/01/97  1,399.80   80.00    263,000.00  5.820
  958      357   950,000.00   946,466.15 12/01/97  6,240.83   66.67  1,425,000.00  5.695
  959      357   190,400.00   189,705.87 12/01/97  1,203.46   80.00    238,000.00  5.320
  960      356   232,000.00   231,321.24 01/01/98  1,409.66   80.00    290,000.00  4.945
  961      357   409,500.00   408,007.15 12/01/97  2,588.32   90.00    455,000.00  5.320
  962      360   192,000.00   191,826.42 03/01/98  1,213.58   80.00    240,000.00  5.320
  963      357   177,800.00   177,211.91 12/01/97  1,182.91   88.02    202,000.00  5.820
  964      357   166,500.00   165,975.30 01/01/98    971.65   90.00    185,000.00  4.570
  965      356   156,000.00   155,141.54 12/01/97    998.89   67.83    230,000.00  5.445
  966      356    71,900.00    71,552.24 12/01/97    385.98   55.31    130,000.00  3.820
  967      356   380,000.00   378,743.12 12/01/97  2,528.15   72.38    525,000.00  5.820
  968      357   311,000.00   309,893.31 12/01/97  1,991.37   79.83    389,565.00  5.445
  969      357   260,000.00   259,029.01 12/01/97  1,622.07   80.00    325,000.00  5.195
  970      358   156,856.00   156,428.29 01/01/98    991.44   80.00    196,070.00  5.320
  971      357   207,200.00   206,635.00 01/01/98  1,309.65   80.00    259,000.00  5.320
  972      358   190,000.00   189,494.29 01/01/98  1,216.60   71.70    265,000.00  5.445
  973      358    75,000.00    74,761.11 02/01/98    498.98   75.00    100,000.00  5.820
  974      356   231,800.00   230,847.69 12/01/97  1,371.19   95.00    244,000.00  4.695
  975      358   416,000.00   414,708.88 01/01/98  2,460.80   80.00    520,000.00  4.695
  976      358   100,000.00    99,746.52 01/01/98    656.93   50.00    200,000.00  5.695
  977      357   152,900.00   152,381.72 12/01/97  1,004.45   89.99    169,900.00  5.695
  978      357   415,000.00   413,523.21 12/01/97  2,657.30   74.11    560,000.00  5.445
  979      359   126,000.00   125,787.67 02/01/98    827.74   76.83    164,000.00  5.695
  980      357   157,600.00   157,065.83 12/01/97  1,035.32   80.00    197,000.00  5.695
  981      357   153,900.00   153,338.92 12/01/97    972.76   95.00    162,000.00  5.320
  982      357   200,000.00   199,288.28 12/01/97  1,280.63   80.00    250,000.00  5.445
  983      359    77,000.00    76,816.74 02/01/98    499.43   41.85    184,000.00  5.570
  984      357   182,700.00   182,065.46 12/01/97  1,184.99   90.00    203,000.00  5.570
  985      357   361,000.00   360,039.18 01/01/98  2,311.53   64.46    560,000.00  5.445
  986      358   252,000.00   251,361.20 01/01/98  1,655.47   80.00    315,000.00  5.695
  987      358   132,300.00   131,980.71 01/01/98    891.33   94.94    139,350.00  5.945
  988      357   158,150.00   157,419.57 12/01/97    873.32   94.98    166,500.00  4.070
  989      357   199,000.00   198,495.56 01/01/98  1,307.29   79.60    250,000.00  5.695
  990      356    80,000.00    79,630.51 12/01/97    441.77   80.00    100,000.00  4.070
  991      357   134,900.00   134,345.78 12/01/97    797.99   95.00    142,000.00  4.695
  992      358   188,000.00   187,499.63 01/01/98  1,203.79   73.44    256,000.00  5.445
  993      358   363,000.00   362,079.83 01/01/98  2,384.66   78.23    464,000.00  5.695
  994      358   182,800.00   182,336.62 01/01/98  1,200.87   80.00    228,500.00  5.695
  995      358   100,000.00    99,752.63 01/01/98    665.31   41.67    240,000.00  5.820
  996      357   151,000.00   150,488.16 12/01/97    991.97   83.89    180,000.00  5.695
  997      356   196,000.00   195,335.62 12/01/97  1,287.59   80.00    245,000.00  5.695
  998      358   266,500.00   265,824.45 01/01/98  1,750.72   78.38    340,000.00  5.695
  999      357   195,800.00   195,278.89 01/01/98  1,253.73   19.58  1,000,000.00  5.445
 1000      356    94,400.00    94,079.99 12/01/97    620.15   80.00    118,000.00  5.695
 1001      357   270,400.00   269,505.62 12/01/97  1,798.98   80.00    338,000.00  5.820
 1002      357   189,500.00   188,714.36 12/01/97  1,244.89   79.62    238,000.00  5.695
 1003      356   191,250.00   190,585.74 12/01/97  1,240.45   75.00    255,000.00  5.570
 1004      358   301,600.00   300,816.57 01/01/98  1,956.18   80.00    377,000.00  5.570
 1005      357   167,200.00   166,605.03 12/01/97  1,070.60   95.00    176,000.00  5.445
 1006      357   392,000.00   382,551.05 12/01/97  2,575.17   78.40    500,000.00  5.695
 1007      356   115,900.00   115,338.92 12/01/97    761.39   95.00    122,000.00  5.695
 1008      357   165,250.00   164,703.39 12/01/97  1,099.42   94.98    173,990.00  5.820
 1009      357    84,000.00    83,678.66 12/01/97    517.21   80.00    105,000.00  5.070
 1010      358   283,000.00   282,282.63 01/01/98  1,859.11   58.35    485,000.00  5.695
 1011      357   182,000.00   181,234.41 12/01/97  1,062.11   80.00    227,500.00  4.570
 1012      358   328,581.00   327,748.08 01/01/98  2,158.55   76.41    430,000.00  5.695
 1013      358   208,000.00   207,459.70 01/01/98  1,349.09   79.09    263,000.00  5.570
 1014      357   122,000.00   121,544.36 12/01/97    761.13   79.74    153,000.00  5.195
 1015      357   172,000.00   171,417.01 12/01/97  1,129.92   80.00    215,000.00  5.695

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                      Loannum  Outpool  Conv-Y/N
  956     1      1      N         N                  Y       2     0001   1,132,306     5981535  0    5981535    0001     Y
  957     1      1      N         N                  Y       2     0001   1,220,478     5981592  0    5981592    0001     Y
  958     1      1      N         N                  Y       2     0001   5,390,125     5981626  0    5981626    0001     Y
  959     1      1      N         N                  Y       3     0001   1,009,235     5981808  0    5981808    0001     Y
  960     1      1      N         N                  Y       1     0001   1,143,884     5981873  0    5981873    0001     Y
  961     1      1      N         N                  Y       1     0001   2,170,598     5981972  0    5981972    0001     Y
  962     1      1      N         N                  Y       2     0001   1,020,517     5982038  0    5982038    0001     Y
  963     2      1      N         N                  Y       2     0001   1,031,373     5982046  0    5982046    0001     Y
  964     1      1      N         N                  Y       1     0001     758,507     5982061  0    5982061    0001     Y
  965     2      1      N         N                  Y       2     0001     844,746     5982087  0    5982087    0001     Y
  966     1      1      N         N                  Y       2     0001     273,330     5982137  0    5982137    0001     Y
  967     1      1      N         N                  Y       2     0001   2,204,285     5982186  0    5982186    0001     Y
  968     1      1      N         N                  Y       1     0001   1,687,369     5982194  0    5982194    0001     Y
  969     1      1      N         N                  Y       1     0001   1,345,656     5982293  0    5982293    0001     Y
  970     1      1      N         N                  Y       1     0001     832,199     5982319  0    5982319    0001     Y
  971     2      1      N         N                  Y       1     0001   1,099,298     5982368  0    5982368    0001     Y
  972     3      1      N         N                  Y       3     0001   1,031,796     5982459  0    5982459    0001     Y
  973     1      1      N         N                  Y       3     0001     435,110     5982541  0    5982541    0001     Y
  974     1      1      N         N                  Y       1     0001   1,083,830     5982558  0    5982558    0001     Y
  975     1      1      N         N                  Y       1     0001   1,947,058     5982616  0    5982616    0001     Y
  976     1      1      N         N                  Y       1     0001     568,056     5982699  0    5982699    0001     Y
  977     3      1      N         N                  Y       1     0001     867,814     5982707  0    5982707    0001     Y
  978     1      1      N         N                  Y       2     0001   2,251,634     5982749  0    5982749    0001     Y
  979     1      1      N         N                  Y       2     0001     716,361     5982756  0    5982756    0001     Y
  980     1      1      N         N                  Y       2     0001     894,490     5982764  0    5982764    0001     Y
  981     1      1      N         N                  Y       1     0001     815,763     5982848  0    5982848    0001     Y
  982     1      1      N         N                  Y       3     0001   1,085,125     5982889  0    5982889    0001     Y
  983     1      1      N         N                  Y       2     0001     427,869     5982905  0    5982905    0001     Y
  984     1      1      N         N                  Y       1     0001   1,014,105     5982996  0    5982996    0001     Y
  985     1      1      N         N                  Y       2     0001   1,960,413     5983119  0    5983119    0001     Y
  986     1      1      N         N                  Y       2     0001   1,431,502     5983135  0    5983135    0001     Y
  987     1      1      N         N                  Y       1     0001     784,625     5983143  0    5983143    0001     Y
  988     2      1      N         N                  Y       1     0001     640,698     5983184  0    5983184    0001     Y
  989     5      1      N         N                  Y       2     0001   1,130,432     5983226  0    5983226    0001     Y
  990     1      1      N         N                  Y       1     0001     324,096     5983283  0    5983283    0001     Y
  991     3      1      N         N                  Y       1     0001     630,753     5983366  0    5983366    0001     Y
  992     1      1      N         N                  Y       2     0001   1,020,935     5983382  0    5983382    0001     Y
  993     1      1      N         N                  Y       2     0001   2,062,045     5983416  0    5983416    0001     Y
  994     1      1      N         N                  Y       1     0001   1,038,407     5983465  0    5983465    0001     Y
  995     1      1      N         N                  Y       1     0001     580,560     5983473  0    5983473    0001     Y
  996     2      1      N         N                  Y       2     0001     857,030     5983481  0    5983481    0001     Y
  997     2      1      N         N                  Y       2     0001   1,112,436     5983499  0    5983499    0001     Y
  998     1      1      N         N                  Y       2     0001   1,513,870     5983515  0    5983515    0001     Y
  999     1      1      N         N                  Y       2     0001   1,063,294     5983556  0    5983556    0001     Y
 1000     1      1      N         N                  Y       3     0001     535,786     5983564  0    5983564    0001     Y
 1001     1      1      N         N                  Y       2     0001   1,568,523     5983572  0    5983572    0001     Y
 1002     1      1      N         N                  Y       2     0001   1,074,728     5983606  0    5983606    0001     Y
 1003     1      1      N         N                  Y       3     0001   1,061,563     5983614  0    5983614    0001     Y
 1004     1      1      N         N                  Y       1     0001   1,675,548     5983630  0    5983630    0001     Y
 1005     1      1      N         N                  Y       1     0001     907,164     5983648  0    5983648    0001     Y
 1006     1      1      N         N                  Y       2     0001   2,178,628     5983655  0    5983655    0001     Y
 1007     1      1      N         N                  Y       1     0001     656,855     5983697  0    5983697    0001     Y
 1008     1      1      N         N                  Y       1     0001     958,574     5983770  0    5983770    0001     Y
 1009     1      1      N         N                  Y       3     0001     424,251     5983788  0    5983788    0001     Y
 1010     1      1      N         N                  Y       3     0001   1,607,600     5983812  0    5983812    0001     Y
 1011     1      1      N         N                  Y       1     0001     828,241     5983820  0    5983820    0001     Y
 1012     1      1      N         N                  Y       2     0001   1,866,525     5983838  0    5983838    0001     Y
 1013     1      1      N         N                  Y       2     0001   1,155,551     5983846  0    5983846    0001     Y
 1014     5      1      N         N                  Y       1     0001     631,423     5983853  0    5983853    0001     Y
 1015     1      1      N         N                  Y       1     0001     976,220     5983929  0    5983929    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1016   5983952 CHARLOTTE      NC     28270     01   3.000   12.250    3.000    360
 1017   5983978 CHARLOTTE      NC     28210     01   3.000   12.250    3.000    360
 1018   5984018 MITCHELLVIL    MD     20721     01   3.000   12.875    3.000    360
 1019   5984026 GAMBRILLS      MD     21054     01   3.000   12.000    3.000    360
 1020   5984034 TOMS RIVER     NJ      8753     01   3.000   12.750    3.000    360
 1021   5984067 CHARLOTTE      NC     28277     01   3.000   12.750    3.000    360
 1022   5984075 REDDING        CT      6896     01   3.000   12.625    3.000    360
 1023   5984091 HAYMARKET      VA     22069     01   3.000   12.875    3.000    360
 1024   5984109 MIDLAND PAR    NJ      7432     01   3.000   12.625    3.000    360
 1025   5984125 CORNELIUS      NC     28031     01   3.000   12.750    3.000    360
 1026   5984208 LUTHERVILLE    MD     21093     01   3.000   12.875    3.000    360
 1027   5984299 YADKINVILLE    NC     27055     01   3.000   11.750    3.000    360
 1028   5984349 YEADON         PA     19050     01   3.000   11.750    3.000    360
 1029   5984380 CLIFTON        VA     20124     01   3.000   12.875    3.000    360
 1030   5984463 WASHINGTON     DC     20011     01   3.000   12.875    3.000    360
 1031   5984604 CUMMING        GA     30130     01   3.000   12.125    3.000    360
 1032   5984638 DURHAM         NC     27705     01   3.000   12.250    3.000    360
 1033   5984653 FAIRFAX        VA     22033     01   3.000   12.875    3.000    360
 1034   5984703 WASHINGTON     DC     20007     01   3.000   12.250    3.000    360
 1035   5984737 STEVENSON      MD     21153     01   3.000   12.875    3.000    360
 1036   5984745 ALEXANDRIA     VA     22315     01   3.000   12.875    3.000    360
 1037   5984752 FAIRFAX STA    VA     22039     01   3.000   12.750    3.000    360
 1038   5984836 KNOXVILLE      TN     37922     01   3.000   12.500    3.000    360
 1039   5984877 CHANTILLY      VA     20151     01   3.000   12.875    3.000    360
 1040   5984935 ALEXANDRIA     VA     22308     01   3.000   12.875    3.000    360
 1041   5984976 NEW CANAAN     CT      6840     01   3.000   12.625    3.000    360
 1042   5984984 CLEMMONS       NC     27012     01   3.000   12.500    3.000    360
 1043   5985056 FALLS CHURC    VA     22041     01   3.000   12.625    3.000    360
 1044   5985064 CLIFTON        VA     20124     01   3.000   12.875    3.000    360
 1045   5985122 RALEIGH        NC     27609     01   3.000   12.500    3.000    360
 1046   5985130 RICHMOND       VA     23221     01   3.000   12.875    3.000    360
 1047   5985320 WHEATON        MD     20906     01   3.000   12.625    3.000    360
 1048   5985395 TROUTVILLE     VA     24175     01   3.000   12.750    3.000    360
 1049   5985403 HUDDLESTON     VA     24104     01   3.000   12.375    3.000    360
 1050   5985437 WILMINGTON     NC     28409     01   3.000   12.500    3.000    360
 1051   5985486 ELLICOTT CI    MD     21043     01   3.000   12.250    3.000    360
 1052   5985494 CATONSVILLE    MD     21228     01   3.000   12.500    3.000    360
 1053   5985551 MAHWAH         NJ      7430     01   3.000   12.750    3.000    360
 1054   5985577 ALPHARETTA     GA     30022     01   3.000   12.500    3.000    360
 1055   5985585 GREENWICH      CT      6831     01   3.000   12.625    3.000    360
 1056   5985593 OLD GREENWI    CT      6870     01   3.000   12.625    3.000    360
 1057   5985619 WESTPORT       CT      6880     01   3.000   12.625    3.000    360
 1058   5985718 ELLICOTT CI    MD     21042     01   3.000   12.875    3.000    360
 1059   5985726 LEXINGTON      MA      2173     01   3.000   13.125    3.000    360
 1060   5985742 GAITHERSBUR    MD     20879     01   3.000   12.500    3.000    360
 1061   5985767 BETHESDA       MD     20817     01   3.000   12.875    3.000    360
 1062   5985825 WESTMINSTER    MD     21157     01   3.000   12.375    3.000    360
 1063   5985833 BARNESVILLE    GA     30204     01   3.000   12.750    3.000    360
 1064   5985882 FARMINGTON     MI     48331     01   3.000   12.625    3.000    360
 1065   5985924 POTOMAC        MD     20854     01   3.000   12.750    3.000    360
 1066   5986054 CHAPEL HILL    NC     27514     01   3.000   12.250    3.000    360
 1067   5986096 HERNDON        VA     22071     01   3.000   13.000    3.000    360
 1068   5986104 JAMESBURG      NJ      8831     01   3.000   12.875    3.000    360
 1069   5986161 GREENSBORO     NC     27410     01   3.000   12.250    3.000    360
 1070   5986203 BURLINGTON     NC     27215     01   3.000   12.750    3.000    360
 1071   5986229 STERLING       VA     20165     01   3.000   12.500    3.000    360
 1072   5986237 WASHINGTON     DC     20007     01   3.000   12.500    3.000    360
 1073   5986245 WILMINGTON     NC     28405     01   3.000   12.125    3.000    360
 1074   5986252 WALL TOWNSH    NJ      8750     01   3.000   12.875    3.000    360
 1075   5986344 HOLMDEL        NJ      7733     01   3.000   12.625    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
 1016      358   152,000.00   151,565.05 01/01/98    935.90  80.00    190,000.00    5.070
 1017      357   135,000.00   134,276.55 12/01/97    831.22  75.00    180,000.00    5.070
 1018      357   241,000.00   236,090.67 12/01/97  1,583.20  77.74    310,000.00    5.695
 1019      357   235,000.00   234,057.15 12/01/97  1,408.95  88.68    265,000.00    4.820
 1020      358   140,000.00   139,600.14 01/01/98    908.04  68.63    204,000.00    5.570
 1021      358   274,000.00   273,288.28 01/01/98  1,777.16  65.24    420,000.00    5.570
 1022      358   255,000.00   254,321.30 01/01/98  1,632.80  62.96    405,000.00    5.445
 1023      358   237,000.00   236,398.91 01/01/98  1,556.93  68.50    346,000.00    5.695
 1024      358   150,000.00   149,600.76 01/01/98    960.47  51.72    290,000.00    5.445
 1025      357   192,000.00   191,333.16 12/01/97  1,245.31  80.00    240,000.00    5.570
 1026      358   340,250.00   339,387.49 01/01/98  2,235.21  78.22    435,000.00    5.695
 1027      359   118,750.00   118,443.67 02/01/98    610.55  94.96    125,050.00    3.445
 1028      358    78,777.00    78,529.04 01/01/98    459.73  83.81     94,000.00    4.570
 1029      358   299,000.00   298,242.07 01/01/98  1,964.22  87.68    341,000.00    5.695
 1030      357   200,000.00   199,305.90 12/01/97  1,313.86  64.52    310,000.00    5.695
 1031      357   114,700.00   114,058.88 12/01/97    696.93  79.99    143,400.00    4.945
 1032      357   268,000.00   266,974.84 12/01/97  1,650.13  80.00    335,000.00    5.070
 1033      358   345,000.00   344,125.46 01/01/98  2,266.41  62.27    554,000.00    5.695
 1034      358   208,000.00   207,404.81 01/01/98  1,280.70  80.00    260,000.00    5.070
 1035      358   300,000.00   299,239.54 01/01/98  1,970.79  42.25    710,000.00    5.695
 1036      358   225,000.00   224,429.66 01/01/98  1,478.09  77.59    290,000.00    5.695
 1037      358   386,700.00   385,695.54 01/01/98  2,508.13  79.90    484,000.00    5.570
 1038      357   310,000.00   308,810.75 12/01/97  1,959.42  74.70    415,000.00    5.320
 1039      358   250,000.00   249,366.27 01/01/98  1,642.33  76.92    325,000.00    5.695
 1040      358   248,000.00   247,250.31 01/01/98  1,629.19  80.00    310,000.00    5.695
 1041      357 1,000,000.00   997,338.52 01/01/98  6,403.11  64.52  1,550,000.00    5.445
 1042      358   100,000.00    99,650.76 01/01/98    632.07  75.53    132,400.00    5.320
 1043      356   270,000.00   269,039.22 12/01/97  1,728.84  75.00    360,000.00    5.445
 1044      358   226,000.00   225,427.12 01/01/98  1,484.66  79.30    285,000.00    5.695
 1045      357   135,850.00   135,349.37 12/01/97    858.67  95.00    143,000.00    5.320
 1046      358   306,000.00   305,224.32 01/01/98  2,010.21  74.63    410,000.00    5.695
 1047      357   103,000.00   102,111.27 12/01/97    659.53  69.13    149,000.00    5.445
 1048      358   126,400.00   126,071.67 01/01/98    819.83  80.00    158,000.00    5.570
 1049      358   401,000.00   399,879.85 01/01/98  2,501.72  79.88    502,000.00    5.195
 1050      357   105,600.00   105,215.00 12/01/97    667.47  80.00    132,000.00    5.320
 1051      358   152,500.00   152,063.64 01/01/98    938.97  78.21    195,000.00    5.070
 1052      357   285,000.00   284,222.85 01/01/98  1,801.40  79.83    357,000.00    5.320
 1053      360   520,000.00   519,552.28 03/01/98  3,372.72  80.00    650,000.00    5.570
 1054      357   285,000.00   283,960.99 12/01/97  1,801.40  35.63    800,000.00    5.320
 1055      358   750,000.00   748,003.87 01/01/98  4,802.34  45.45  1,650,000.00    5.445
 1056      358   600,000.00   598,403.11 01/01/98  3,841.87  48.00  1,250,000.00    5.445
 1057      358   693,000.00   691,155.59 01/01/98  4,437.36  66.00  1,050,000.00    5.445
 1058      358   320,000.00   319,188.82 01/01/98  2,102.18  80.00    400,000.00    5.695
 1059      357   220,000.00   219,289.95 12/01/97  1,482.19  74.58    295,000.00    5.945
 1060      357   138,750.00   138,371.64 01/01/98    877.00  75.00    185,000.00    5.320
 1061      357   550,000.00   548,135.77 12/01/97  3,613.11  79.14    695,000.00    5.695
 1062      357   204,600.00   203,835.93 12/01/97  1,276.44  94.98    215,425.00    5.195
 1063      358   127,000.00   126,670.12 01/01/98    823.72  92.70    137,000.00    5.570
 1064      359   127,000.00   126,775.28 02/01/98    813.20  73.84    172,000.00    5.445
 1065      358   329,500.00   328,644.10 01/01/98  2,137.14  79.59    414,000.00    5.570
 1066      358    90,500.00    90,241.03 01/01/98    557.23  63.73    142,000.00    5.070
 1067      358   226,300.00   225,740.25 01/01/98  1,505.58  78.85    287,000.00    5.820
 1068      358   130,000.00   129,670.47 01/01/98    854.01  65.00    200,000.00    5.695
 1069      357   108,750.00   108,438.81 01/01/98    669.60  75.00    145,000.00    5.070
 1070      357    96,800.00    96,463.78 12/01/97    627.85  80.00    121,000.00    5.570
 1071      359   158,200.00   157,913.18 02/01/98    999.94  74.62    212,000.00    5.320
 1072      358   342,000.00   341,067.43 01/01/98  2,161.68  69.09    495,000.00    5.320
 1073      357   214,600.00   213,562.18 12/01/97  1,303.94  78.04    275,000.00    4.945
 1074      358   200,000.00   199,493.02 01/01/98  1,313.86  53.40    374,500.00    5.695
 1075      358   297,500.00   296,708.20 01/01/98  1,904.93  79.33    375,000.00    5.445

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                      Loannum  Outpool  Conv-Y/N
 1016     1      1      N         N                  Y       1     0001     768,435     5983952  0    5983952    0001     Y
 1017     1      1      N         N                  Y       3     0001     680,782     5983978  0    5983978    0001     Y
 1018     1      1      N         N                  Y       2     0001   1,344,536     5984018  0    5984018    0001     Y
 1019     1      1      N         N                  Y       2     0001   1,128,155     5984026  0    5984026    0001     Y
 1020     1      1      N         N                  Y       2     0001     777,573     5984034  0    5984034    0001     Y
 1021     1      1      N         N                  Y       2     0001   1,522,216     5984067  0    5984067    0001     Y
 1022     1      1      N         N                  Y       3     0001   1,384,779     5984075  0    5984075    0001     Y
 1023     1      1      N         N                  Y       2     0001   1,346,292     5984091  0    5984091    0001     Y
 1024     1      1      N         N                  Y       3     0001     814,576     5984109  0    5984109    0001     Y
 1025     1      1      N         N                  Y       1     0001   1,065,726     5984125  0    5984125    0001     Y
 1026     1      1      N         N                  Y       2     0001   1,932,812     5984208  0    5984208    0001     Y
 1027     1      1      N         N                  Y       1     0001     408,038     5984299  0    5984299    0001     Y
 1028     1      1      N         N                  Y       2     0001     358,878     5984349  0    5984349    0001     Y
 1029     1      1      N         N                  Y       2     0001   1,698,489     5984380  0    5984380    0001     Y
 1030     1      1      N         N                  Y       3     0001   1,135,047     5984463  0    5984463    0001     Y
 1031     1      1      N         N                  Y       1     0001     564,021     5984604  0    5984604    0001     Y
 1032     1      1      N         N                  Y       1     0001   1,353,562     5984638  0    5984638    0001     Y
 1033     1      1      N         N                  Y       2     0001   1,959,794     5984653  0    5984653    0001     Y
 1034     2      1      N         N                  Y       2     0001   1,051,542     5984703  0    5984703    0001     Y
 1035     1      1      N         N                  Y       2     0001   1,704,169     5984737  0    5984737    0001     Y
 1036     1      1      N         N                  Y       3     0001   1,278,127     5984745  0    5984745    0001     Y
 1037     1      1      N         N                  Y       2     0001   2,148,324     5984752  0    5984752    0001     Y
 1038     1      1      N         N                  Y       3     0001   1,642,873     5984836  0    5984836    0001     Y
 1039     1      1      N         N                  Y       2     0001   1,420,141     5984877  0    5984877    0001     Y
 1040     1      1      N         N                  Y       2     0001   1,408,091     5984935  0    5984935    0001     Y
 1041     1      1      N         N                  Y       2     0001   5,430,508     5984976  0    5984976    0001     Y
 1042     1      1      N         N                  Y       1     0001     530,142     5984984  0    5984984    0001     Y
 1043     1      1      N         N                  Y       2     0001   1,464,919     5985056  0    5985056    0001     Y
 1044     1      1      N         N                  Y       3     0001   1,283,807     5985064  0    5985064    0001     Y
 1045     2      1      N         N                  Y       1     0001     720,059     5985122  0    5985122    0001     Y
 1046     1      1      N         N                  Y       2     0001   1,738,253     5985130  0    5985130    0001     Y
 1047     1      1      N         N                  Y       2     0001     555,996     5985320  0    5985320    0001     Y
 1048     1      1      N         N                  Y       3     0001     702,219     5985395  0    5985395    0001     Y
 1049     1      1      N         N                  Y       2     0001   2,077,376     5985403  0    5985403    0001     Y
 1050     1      1      N         N                  Y       1     0001     559,744     5985437  0    5985437    0001     Y
 1051     1      1      N         N                  Y       2     0001     770,963     5985486  0    5985486    0001     Y
 1052     1      1      N         N                  Y       2     0001   1,512,066     5985494  0    5985494    0001     Y
 1053     1      1      N         N                  Y       1     0001   2,893,906     5985551  0    5985551    0001     Y
 1054     1      1      N         N                  Y       2     0001   1,510,672     5985577  0    5985577    0001     Y
 1055     1      1      N         N                  Y       2     0001   4,072,881     5985585  0    5985585    0001     Y
 1056     1      1      N         N                  Y       3     0001   3,258,305     5985593  0    5985593    0001     Y
 1057     1      1      N         N                  Y       2     0001   3,763,342     5985619  0    5985619    0001     Y
 1058     1      1      N         N                  Y       2     0001   1,817,780     5985718  0    5985718    0001     Y
 1059     3      1      N         N                  Y       3     0001   1,303,679     5985726  0    5985726    0001     Y
 1060     1      1      N         N                  Y       3     0001     736,137     5985742  0    5985742    0001     Y
 1061     1      1      N         N                  Y       2     0001   3,121,633     5985767  0    5985767    0001     Y
 1062     1      1      N         N                  Y       1     0001   1,058,928     5985825  0    5985825    0001     Y
 1063     1      1      N         N                  Y       1     0001     705,553     5985833  0    5985833    0001     Y
 1064     1      1      N         N                  Y       2     0001     690,291     5985882  0    5985882    0001     Y
 1065     2      1      N         N                  Y       3     0001   1,830,548     5985924  0    5985924    0001     Y
 1066     1      1      N         N                  Y       2     0001     457,522     5986054  0    5986054    0001     Y
 1067     1      1      N         N                  Y       2     0001   1,313,808     5986096  0    5986096    0001     Y
 1068     1      1      N         N                  Y       2     0001     738,473     5986104  0    5986104    0001     Y
 1069     1      1      N         N                  Y       3     0001     549,785     5986161  0    5986161    0001     Y
 1070     1      1      N         N                  Y       1     0001     537,303     5986203  0    5986203    0001     Y
 1071     1      1      N         N                  Y       2     0001     840,098     5986229  0    5986229    0001     Y
 1072     2      1      N         N                  Y       2     0001   1,814,479     5986237  0    5986237    0001     Y
 1073     1      1      N         N                  Y       1     0001   1,056,065     5986245  0    5986245    0001     Y
 1074     1      1      N         N                  Y       1     0001   1,136,113     5986252  0    5986252    0001     Y
 1075     1      1      N         N                  Y       2     0001   1,615,576     5986344  0    5986344    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1076   5986369 WASHINGTON     DC     20016     01   3.000   12.625    3.000    360
 1077   5986377 NORWALK        CT      6853     01   3.000   12.625    3.000    360
 1078   5986385 WOODCLIFF L    NJ      7675     01   3.000   12.875    3.000    360
 1079   5986401 BRICK          NJ      8723     01   3.000   12.750    3.000    360
 1080   5986450 MARRIOTTSVI    MD     21104     01   3.000   12.375    3.000    360
 1081   5986484 RICHMOND       VA     23220     01   3.000   12.375    3.000    360
 1082   5986716 FAIRFAX        VA     22031     01   3.000   12.750    3.000    360
 1083   5986807 KEYPORT        NJ      7735     01   3.000   12.375    3.000    360
 1084   5986815 ELKRIDGE       MD     21075     01   3.000   12.375    3.000    360
 1085   5986864 GREENWICH      CT      6830     01   3.000   12.625    3.000    360
 1086   5986898 MCLEAN         VA     22101     01   3.000   12.875    3.000    360
 1087   5986914 TOWSON         MD     21204     01   3.000   12.875    3.000    360
 1088   5986930 WILLIAMSBUR    VA     23185     01   3.000   12.750    3.000    360
 1089   5986948 GLEN ARM       MD     21057     01   3.000   12.625    3.000    360
 1090   5986955 OLD GREENWI    CT      6870     01   3.000   12.750    3.000    360
 1091   5986989 RICHMOND       VA     23235     01   3.000   12.875    3.000    360
 1092   5986997 DAVIDSONVIL    MD     21035     01   3.000   12.875    3.000    360
 1093   5987011 ALEXANDRIA     VA     22310     01   3.000   12.500    3.000    360
 1094   5987078 DAVIDSON       NC     28036     01   3.000   13.000    3.000    360
 1095   5987110 CARY           NC     27513     01   3.000   13.125    3.000    360
 1096   5987128 NEW MILFORD    CT      6460     01   3.000   13.125    3.000    360
 1097   5987136 MEDFIELD       MA      2052     01   3.000   12.750    3.000    360
 1098   5987144 ROCKVILLE      MD     20850     01   3.000   13.000    3.000    360
 1099   5987268 CHEVY CHASE    MD     20815     01   3.000   12.875    3.000    360
 1100   5987334 GREENSBORO     NC     27410     01   3.000   12.375    3.000    360
 1101   5987342 FREDERICK      MD     21701     01   3.000   13.125    3.000    360
 1102   5987367 RICHMOND       VA     23229     01   3.000   12.500    3.000    360
 1103   5987433 BETHESDA       MD     20817     01   3.000   12.875    3.000    360
 1104   5987441 CHEVY CHASE    MD     20815     01   3.000   12.750    3.000    360
 1105   5987474 POTOMAC        MD     20854     01   3.000   12.750    3.000    360
 1106   5987573 ANNANDALE      VA     22003     01   3.000   12.875    3.000    360
 1107   5987581 BALTIMORE      MD     21209     01   3.000   12.500    3.000    360
 1108   5987631 PHOENIX        MD     21131     01   3.000   12.625    3.000    360
 1109   5987649 SILVER SPRI    MD     20902     01   3.000   12.750    3.000    360
 1110   5987722 JACKSON        NJ      8527     01   3.000   12.750    3.000    360
 1111   5987912 HERNDON        VA     20171     01   3.000   12.750    3.000    360
 1112   5987946 MOUNT LAURE    NJ      8054     01   3.000   11.875    3.000    360
 1113   5987995 ROCKVILLE      MD     20852     01   3.000   13.000    3.000    360
 1114   5988001 GAITHERSBUR    MD     20878     01   3.000   13.000    3.000    360
 1115   5988050 FAIRFAX        VA     22033     01   3.000   13.000    3.000    360
 1116   5988068 WINCHESTER     VA     22602     01   3.000   12.875    3.000    360
 1117   5988100 RESTON         VA     20191     01   3.000   12.875    3.000    360
 1118   5988126 EAST WINDSO    NJ      8520     01   3.000   12.875    3.000    360
 1119   5988134 WASHINGTON     DC     20003     01   3.000   12.750    3.000    360
 1120   5988142 WASHINGTON     DC     20002     01   3.000   13.000    3.000    360
 1121   5988167 ASHBURN        VA     20147     01   3.000   13.000    3.000    360
 1122   5988217 KERNERSVILL    NC     27284     01   3.000   12.500    3.000    360
 1123   5988241 DORAVILLE      GA     30340     01   3.000   13.000    3.000    360
 1124   5988274 RICHMOND       VA     23220     01   3.000   12.500    3.000    360
 1125   5988308 CHARLOTTE      NC     28216     01   3.000   11.875    3.000    360
 1126   5988373 WOODSTOCK      GA     30189     01   3.000   12.000    3.000    360
 1127   5988407 DARIEN         CT      6820     01   3.000   12.875    3.000    360
 1128   5988696 RALEIGH        NC     27612     01   3.000   12.375    3.000    360
 1129   5988746 APEX           NC     27502     01   3.000   12.750    3.000    360
 1130   5988795 MADISON        NJ      7940     01   3.000   13.000    3.000    360
 1131   5988837 FRANKLIN TO    NJ      8873     01   3.000   12.750    3.000    360
 1132   5988845 WASHINGTON     DC     20009     01   3.000   13.000    3.000    360
 1133   5988878 ANNAPOLIS      MD     21401     01   3.000   12.500    3.000    360
 1134   5988951 ELON COLLEG    NC     27244     01   3.000   12.750    3.000    360
 1135   5989082 GAITHERSBUR    MD     20879     01   3.000   13.000    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised     Net
         Term       Bal          Bal       date       p&i      LTV      Value     Mtg Rate

GROUP 1 LOANS
 1076      356   600,000.00   597,864.92 12/01/97  3,841.87  60.61    990,000.00   5.445
 1077      357   300,000.00   298,932.44 12/01/97  1,920.94  58.65    511,500.00   5.445
 1078      358   475,000.00   473,795.93 01/01/98  3,120.42  65.56    724,500.00   5.695
 1079      358   125,000.00   124,784.15 02/01/98    810.75  78.17    159,900.00   5.570
 1080      358   146,000.00   145,086.81 01/01/98    910.86  75.26    194,000.00   5.195
 1081      358   213,750.00   213,152.90 01/01/98  1,333.53  95.00    225,000.00   5.195
 1082      358   185,600.00   185,117.90 01/01/98  1,203.80  80.00    232,000.00   5.570
 1083      358    97,850.00    97,576.66 01/01/98    610.46  92.31    106,000.00   5.195
 1084      358   117,500.00   116,768.58 01/01/98    733.05  76.30    154,000.00   5.195
 1085      357   495,000.00   493,682.57 01/01/98  3,169.54  15.57  3,180,000.00   5.445
 1086      358   628,000.00   626,408.10 01/01/98  4,125.52  69.78    900,000.00   5.695
 1087      358   430,000.00   428,910.00 01/01/98  2,824.80  71.67    600,000.00   5.695
 1088      357   600,000.00   597,916.13 12/01/97  3,891.59  78.43    765,000.00   5.570
 1089      358   209,200.00   208,643.19 01/01/98  1,339.54  78.94    265,000.00   5.445
 1090      358   588,000.00   586,472.66 01/01/98  3,813.76  80.00    735,000.00   5.570
 1091      357   190,800.00   190,153.25 12/01/97  1,253.43  90.00    212,000.00   5.695
 1092      358   216,400.00   215,851.44 01/01/98  1,421.60  77.29    280,000.00   5.695
 1093      357   141,500.00   141,114.16 01/01/98    894.38  76.90    184,000.00   5.320
 1094      357   177,000.00   176,562.18 01/01/98  1,177.59  79.73    222,000.00   5.820
 1095      358   275,000.00   274,336.32 01/01/98  1,852.73  60.84    452,000.00   5.945
 1096      358   233,000.00   232,626.23 02/01/98  1,569.77  86.30    270,000.00   5.945
 1097      359   214,000.00   213,630.46 02/01/98  1,388.00  61.14    350,000.00   5.570
 1098      359   160,500.00   160,236.09 02/01/98  1,067.82  77.91    206,000.00   5.820
 1099      358   702,900.00   701,118.25 01/01/98  4,617.56  79.88    880,000.00   5.695
 1100      358    95,100.00    94,834.32 01/01/98    593.31  79.92    119,000.00   5.195
 1101      357   165,650.00   165,115.37 12/01/97  1,116.02  94.98    174,400.00   5.945
 1102      358   178,600.00   178,112.98 01/01/98  1,128.88  95.00    188,000.00   5.320
 1103      358   347,500.00   346,619.14 01/01/98  2,282.83  57.92    600,000.00   5.695
 1104      357   235,500.00   234,888.29 01/01/98  1,527.45  74.76    315,000.00   5.570
 1105      358   325,000.00   324,155.80 01/01/98  2,107.95  72.22    450,000.00   5.570
 1106      358   180,300.00   176,811.36 01/01/98  1,184.45  84.65    213,000.00   5.695
 1107      359   120,000.00   115,600.63 02/01/98    758.49  65.57    183,000.00   5.320
 1108      358   364,000.00   363,031.20 01/01/98  2,330.74  80.00    455,000.00   5.445
 1109      358   157,500.00   157,228.01 02/01/98  1,021.55  90.00    175,000.00   5.570
 1110      359   110,000.00   109,709.48 02/01/98    713.46  73.38    149,900.00   5.570
 1111      359   333,600.00   332,894.75 02/01/98  2,163.73  72.05    463,000.00   5.570
 1112      358   139,500.00   138,946.82 01/01/98    706.83  90.00    155,000.00   3.320
 1113      356   221,000.00   220,269.03 12/01/97  1,470.32  75.68    292,000.00   5.820
 1114      358   318,000.00   317,213.42 01/01/98  2,115.67  78.52    405,000.00   5.820
 1115      358   316,000.00   315,218.37 01/01/98  2,102.36  74.97    421,500.00   5.820
 1116      357   200,000.00   199,493.02 01/01/98  1,313.86  78.43    255,000.00   5.695
 1117      357    77,200.00    76,938.33 12/01/97    507.15  82.13     94,000.00   5.695
 1118      358   161,600.00   160,988.63 01/01/98  1,061.60  80.00    202,000.00   5.695
 1119      357   178,600.00   177,979.70 12/01/97  1,158.40  79.38    225,000.00   5.570
 1120      358   176,200.00   175,728.15 01/01/98  1,172.27  94.99    185,500.00   5.820
 1121      356   230,000.00   226,292.53 12/01/97  1,530.20  84.56    272,000.00   5.820
 1122      357    73,150.00    72,883.32 12/01/97    462.36  95.00     77,000.00   5.320
 1123      357    86,450.00    86,164.03 12/01/97    575.16  95.00     91,000.00   5.820
 1124      358   156,250.00   155,823.93 01/01/98    987.61  94.98    164,500.00   5.320
 1125      358   152,400.00   151,931.55 01/01/98    901.51  85.96    177,294.00   4.695
 1126      357   128,850.00   128,333.02 12/01/97    772.53  89.98    143,200.00   4.820
 1127      358   580,000.00   578,529.80 01/01/98  3,810.19  77.33    750,000.00   5.695
 1128      358   120,000.00   119,664.78 01/01/98    748.65  80.00    150,000.00   5.195
 1129      360   113,150.00   113,052.58 03/01/98    733.89  95.00    119,110.00   5.570
 1130      359   255,000.00   254,580.72 02/01/98  1,696.53  79.94    319,000.00   5.820
 1131      358   134,450.00   134,100.75 01/01/98    872.05  89.99    149,400.00   5.570
 1132      358   169,400.00   168,980.98 01/01/98  1,127.03  89.63    189,000.00   5.820
 1133      357   288,000.00   286,950.07 12/01/97  1,820.36  90.00    320,000.00   5.320
 1134      358    72,000.00    71,812.95 01/01/98    467.00  80.00     90,000.00   5.570
 1135      359   153,000.00   152,748.43 02/01/98  1,017.92  90.00    170,000.00   5.820

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1076     1      1      N         N                  Y       2     0001   3,255,374    5986369  0    5986369    0001     Y
 1077     1      1      N         N                  Y       1     0001   1,627,687    5986377  0    5986377    0001     Y
 1078     1      1      N         N                  Y       2     0001   2,698,268    5986385  0    5986385    0001     Y
 1079     1      1      N         N                  Y       1     0001     695,048    5986401  0    5986401    0001     Y
 1080     1      1      N         N                  Y       2     0001     753,726    5986450  0    5986450    0001     Y
 1081     1      1      N         N                  Y       1     0001   1,107,329    5986484  0    5986484    0001     Y
 1082     1      1      N         N                  Y       2     0001   1,031,107    5986716  0    5986716    0001     Y
 1083     1      1      N         N                  Y       1     0001     506,911    5986807  0    5986807    0001     Y
 1084     2      1      N         N                  Y       2     0001     606,613    5986815  0    5986815    0001     Y
 1085     1      1      N         N                  Y       2     0001   2,688,102    5986864  0    5986864    0001     Y
 1086     1      1      N         N                  Y       2     0001   3,567,394    5986898  0    5986898    0001     Y
 1087     1      1      N         N                  Y       2     0001   2,442,642    5986914  0    5986914    0001     Y
 1088     1      1      N         N                  Y       1     0001   3,330,393    5986930  0    5986930    0001     Y
 1089     1      1      N         N                  Y       3     0001   1,136,062    5986948  0    5986948    0001     Y
 1090     1      1      N         N                  Y       1     0001   3,266,653    5986955  0    5986955    0001     Y
 1091     1      1      N         N                  Y       1     0001   1,082,923    5986989  0    5986989    0001     Y
 1092     1      1      N         N                  Y       2     0001   1,229,274    5986997  0    5986997    0001     Y
 1093     2      1      N         N                  Y       2     0001     750,727    5987011  0    5987011    0001     Y
 1094     1      1      N         N                  Y       2     0001   1,027,592    5987078  0    5987078    0001     Y
 1095     1      1      N         N                  Y       2     0001   1,630,929    5987110  0    5987110    0001     Y
 1096     1      1      N         N                  Y       2     0001   1,382,963    5987128  0    5987128    0001     Y
 1097     1      1      N         N                  Y       2     0001   1,189,922    5987136  0    5987136    0001     Y
 1098     2      1      N         N                  Y       2     0001     932,574    5987144  0    5987144    0001     Y
 1099     1      1      N         N                  Y       2     0001   3,992,868    5987268  0    5987268    0001     Y
 1100     1      1      N         N                  Y       1     0001     492,664    5987334  0    5987334    0001     Y
 1101     2      1      N         N                  Y       1     0001     981,611    5987342  0    5987342    0001     Y
 1102     1      1      N         N                  Y       1     0001     947,561    5987367  0    5987367    0001     Y
 1103     1      1      N         N                  Y       2     0001   1,973,996    5987433  0    5987433    0001     Y
 1104     1      1      N         N                  Y       2     0001   1,308,328    5987441  0    5987441    0001     Y
 1105     1      1      N         N                  Y       2     0001   1,805,548    5987474  0    5987474    0001     Y
 1106     1      1      N         N                  Y       2     0001   1,006,941    5987573  0    5987573    0001     Y
 1107     1      1      N         N                  Y       2     0001     614,995    5987581  0    5987581    0001     Y
 1108     1      1      N         N                  Y       1     0001   1,976,705    5987631  0    5987631    0001     Y
 1109     1      1      N         N                  Y       1     0001     875,760    5987649  0    5987649    0001     Y
 1110     1      1      N         N                  Y       1     0001     611,082    5987722  0    5987722    0001     Y
 1111     1      1      N         N                  Y       2     0001   1,854,224    5987912  0    5987912    0001     Y
 1112     1      1      N         N                  Y       2     0001     461,303    5987946  0    5987946    0001     Y
 1113     1      1      N         N                  Y       2     0001   1,281,966    5987995  0    5987995    0001     Y
 1114     1      1      N         N                  Y       2     0001   1,846,182    5988001  0    5988001    0001     Y
 1115     1      1      N         N                  Y       2     0001   1,834,571    5988050  0    5988050    0001     Y
 1116     1      1      N         N                  Y       3     0001   1,136,113    5988068  0    5988068    0001     Y
 1117     2      1      N         N                  Y       2     0001     438,164    5988100  0    5988100    0001     Y
 1118     1      1      N         N                  Y       2     0001     916,830    5988126  0    5988126    0001     Y
 1119     2      1      N         N                  Y       2     0001     991,347    5988134  0    5988134    0001     Y
 1120     1      1      N         N                  Y       1     0001   1,022,738    5988142  0    5988142    0001     Y
 1121     1      1      N         N                  Y       2     0001   1,317,023    5988167  0    5988167    0001     Y
 1122     1      1      N         N                  Y       1     0001     387,739    5988217  0    5988217    0001     Y
 1123     2      1      N         N                  Y       1     0001     501,475    5988241  0    5988241    0001     Y
 1124     1      1      N         N                  Y       1     0001     828,983    5988274  0    5988274    0001     Y
 1125     1      1      N         N                  Y       1     0001     713,319    5988308  0    5988308    0001     Y
 1126     1      1      N         N                  Y       1     0001     618,565    5988373  0    5988373    0001     Y
 1127     1      1      N         N                  Y       2     0001   3,294,727    5988407  0    5988407    0001     Y
 1128     1      1      N         N                  Y       1     0001     621,659    5988696  0    5988696    0001     Y
 1129     1      1      N         N                  Y       1     0001     629,703    5988746  0    5988746    0001     Y
 1130     1      1      N         N                  Y       2     0001   1,481,660    5988795  0    5988795    0001     Y
 1131     3      1      N         N                  Y       1     0001     746,941    5988837  0    5988837    0001     Y
 1132     3      1      N         N                  Y       2     0001     983,469    5988845  0    5988845    0001     Y
 1133     1      1      N         N                  Y       2     0001   1,526,574    5988878  0    5988878    0001     Y
 1134     1      1      N         N                  Y       3     0001     399,998    5988951  0    5988951    0001     Y
 1135     2      1      N         N                  Y       2     0001     888,996    5989082  0    5989082    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1136   5989108 ALEXANDRIA     VA     22304     01   3.000   12.125    3.000    360
 1137   5989140 SAN ANTONIO    TX     78253     01   3.000   12.750    3.000    360
 1138   5989157 ARLINGTON      VA     22205     01   3.000   13.125    3.000    360
 1139   5989165 WILMINGTON     NC     28409     01   3.000   13.000    3.000    360
 1140   5989181 MIDLOTHIAN     VA     23113     01   3.000   13.000    3.000    360
 1141   5989231 FAIRFAX        VA     22033     01   3.000   12.750    3.000    360
 1142   5989264 DARIEN         CT      6820     01   3.000   12.500    3.000    360
 1143   5989272 VIENNA         VA     22181     01   3.000   12.375    3.000    360
 1144   5989298 WASHINGTON     DC     20008     01   3.000   12.500    3.000    360
 1145   5989314 DERWOOD        MD     20855     01   3.000   12.500    3.000    360
 1146   5989371 RICHMOND       VA     23229     01   3.000   13.125    3.000    360
 1147   5989389 CAROLINA BE    NC     28428     01   3.000   12.500    3.000    360
 1148   5989405 LYMAN          ME      4043     01   3.000   13.000    3.000    360
 1149   5989462 PIKESVILLE     MD     21208     01   3.000   12.875    3.000    360
 1150   5989470 WOODFORD       VA     22580     01   3.000   11.750    3.000    360
 1151   5989496 GREAT FALLS    VA     22066     01   3.000   13.000    3.000    360
 1152   5989538 RICHMOND       VA     23229     01   3.000   12.250    3.000    360
 1153   5989546 GLEN ECHO      MD     20812     01   3.000   13.000    3.000    360
 1154   5989553 BALTIMORE      MD     21208     01   3.000   12.875    3.000    360
 1155   5989561 MANASSAS PA    VA     20111     01   3.000   12.750    3.000    360
 1156   5989603 RALEIGH        NC     27607     01   3.000   12.500    3.000    360
 1157   5989652 WASHINGTON     DC     20011     01   3.000   11.750    3.000    360
 1158   5989793 RICHMOND       VA     23225     01   3.000   12.875    3.000    360
 1159   5989819 WASHINGTON     DC     20016     01   3.000   13.000    3.000    360
 1160   5989884 SILVER SPRI    MD     20905     01   3.000   12.875    3.000    360
 1161   5989959 QUINCY         MA      2169     01   3.000   13.000    3.000    360
 1162   5990015 VIENNA         VA     22181     01   3.000   13.125    3.000    360
 1163   5990080 CHARLOTTE      NC     28209     01   3.000   12.625    3.000    360
 1164   5990106 WEEHAWKEN      NJ      7087     01   3.000   12.875    3.000    360
 1165   5990114 GLEN ARM       MD     21057     01   3.000   12.625    3.000    360
 1166   5990130 ALEXANDRIA     VA     22308     01   3.000   13.125    3.000    360
 1167   5990148 GERMANTOWN     MD     20876     01   3.000   13.125    3.000    360
 1168   5990163 GAITHERSBUR    MD     20882     01   3.000   13.125    3.000    360
 1169   5990262 VIENNA         VA     22180     01   3.000   12.250    3.000    360
 1170   5990296 WASHINGTON     DC     20015     01   3.000   12.375    3.000    360
 1171   5990320 CAMBRIDGE      MA      2141     01   3.000   12.875    3.000    360
 1172   5990387 CUMMING        GA     30041     01   3.000   12.875    3.000    360
 1173   5990395 OLNEY          MD     20832     01   3.000   12.375    3.000    360
 1174   5990478 CUMMING        GA     30040     01   3.000   12.750    3.000    360
 1175   5990528 SILVER SPRI    MD     20904     01   3.000   12.875    3.000    360
 1176   5990544 COLTS NECK     NJ      7722     01   3.000   13.000    3.000    360
 1177   5990551 ALEXANDRIA     VA     22312     01   3.000   12.500    3.000    360
 1178   5990577 ARLINGTON      VA     22204     01   3.000   12.750    3.000    360
 1179   5990593 MATTHEWS       NC     28105     01   3.000   12.625    3.000    360
 1180   5990650 LUTHERVILLE    MD     21093     01   3.000   13.000    3.000    360
 1181   5990726 NORTH SMITH    RI      2896     01   3.000   12.875    3.000    360
 1182   5990742 OWINGS MILL    MD     21117     01   3.000   12.625    3.000    360
 1183   5990767 CHARLOTTE      NC     28270     01   3.000   12.625    3.000    360
 1184   5990858 ROCKVILLE      MD     20852     01   3.000   12.750    3.000    360
 1185   5990999 COLUMBIA       MD     21044     01   3.000   13.125    3.000    360
 1186   5991039 ANNANDALE      VA     22003     01   3.000   12.750    3.000    360
 1187   5991062 HOWELL         NJ      7731     01   3.000   11.875    3.000    360
 1188   5991146 FAIRFAX STA    VA     22039     01   3.000   13.000    3.000    360
 1189   5991187 BROOKVILLE     MD     20833     01   3.000   13.000    3.000    360
 1190   5991203 PROVIDENCE     RI      2906     01   3.000   13.000    3.000    360
 1191   5991237 CHARLOTTE      NC     28269     01   3.000   12.250    3.000    360
 1192   5991260 NEWNAN         GA     30263     01   3.000   12.625    3.000    360
 1193   5991286 WASHINGTON     NJ      8691     01   3.000   12.375    3.000    360
 1194   5991302 ROANOKE        VA     24018     01   3.000   12.500    3.000    360
 1195   5991310 UPPER MARLB    MD     20772     01   3.000   12.375    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
 1136      357   166,300.00   165,583.83 12/01/97    957.32  94.99  175,065.00    4.445
 1137      359    98,000.00    97,830.77 02/01/98    635.63  87.50  112,000.00    5.570
 1138      357   271,500.00   270,623.76 12/01/97  1,829.15  78.02  348,000.00    5.945
 1139      359   101,500.00   101,333.10 02/01/98    675.29  78.08  130,000.00    5.820
 1140      359   600,000.00   599,013.49 02/01/98  3,991.82  80.00  750,000.00    5.820
 1141      358   198,000.00   197,485.68 01/01/98  1,284.23  79.84  248,000.00    5.570
 1142      359   650,000.00   648,821.58 02/01/98  4,108.45  76.47  850,000.00    5.320
 1143      358   185,000.00   184,483.22 01/01/98  1,154.16  75.51  245,000.00    5.195
 1144      358   458,000.00   456,751.12 01/01/98  2,894.88  61.07  750,000.00    5.320
 1145      359   188,000.00   187,659.16 02/01/98  1,188.29  87.85  214,000.00    5.320
 1146      359   336,000.00   335,461.00 02/01/98  2,263.70  70.74  475,000.00    5.945
 1147      358   146,000.00   145,601.89 01/01/98    922.82  79.78  183,000.00    5.320
 1148      358   159,300.00   158,905.97 01/01/98  1,059.83  90.00  177,000.00    5.820
 1149      359   107,000.00   106,719.11 02/01/98    702.92  86.29  124,000.00    5.695
 1150      357   198,000.00   197,214.84 01/01/98  1,003.24  52.80  375,000.00    3.320
 1151      358   179,350.00   178,906.36 01/01/98  1,193.23  73.81  243,000.00    5.820
 1152      358   185,000.00   184,470.64 01/01/98  1,139.08  77.08  240,000.00    5.070
 1153      358   375,000.00   374,072.44 01/01/98  2,494.89  75.00  500,000.00    5.820
 1154      357   147,100.00   146,727.10 01/01/98    966.35  94.98  154,880.00    5.695
 1155      357    57,750.00    57,434.82 01/01/98    374.57  75.00   77,000.00    5.570
 1156      358   144,800.00   144,395.55 01/01/98    915.24  80.00  181,000.00    5.320
 1157      358    79,200.00    79,030.26 02/01/98    455.92  80.00   99,000.00    4.445
 1158      359   125,100.00   124,889.20 02/01/98    821.82  90.00  139,000.00    5.695
 1159      358   198,000.00   197,510.25 01/01/98  1,317.30  76.15  260,000.00    5.820
 1160      357   183,400.00   182,778.37 12/01/97  1,204.81  61.54  298,000.00    5.695
 1161      359   336,000.00   335,447.55 02/01/98  2,235.42  80.00  420,000.00    5.820
 1162      358   224,000.00   223,459.42 01/01/98  1,509.13  80.00  280,000.00    5.945
 1163      357   114,000.00   113,696.57 01/01/98    729.96  80.00  142,500.00    5.445
 1164      357   136,800.00   136,336.31 12/01/97    898.68  95.00  144,000.00    5.695
 1165      358   273,500.00   272,772.07 01/01/98  1,751.26  72.93  375,000.00    5.445
 1166      358   320,000.00   319,227.73 01/01/98  2,155.90  80.00  400,000.00    5.945
 1167      359   219,200.00   218,848.36 02/01/98  1,476.80  80.00  274,000.00    5.945
 1168      359   240,000.00   239,615.00 02/01/98  1,616.93  67.61  355,000.00    5.945
 1169      358   157,000.00   156,526.02 01/01/98    966.68  74.76  210,000.00    5.070
 1170      359   476,000.00   475,115.90 02/01/98  2,969.63  79.93  595,500.00    5.195
 1171      358    84,000.00    83,787.05 01/01/98    551.83  70.00  120,000.00    5.695
 1172      357   163,350.00   162,796.30 12/01/97  1,073.10  94.99  171,960.00    5.695
 1173      358   141,000.00   140,606.12 01/01/98    879.66  71.94  196,000.00    5.195
 1174      358   261,500.00   260,820.74 01/01/98  1,696.09  79.99  326,900.00    5.570
 1175      358   156,000.00   155,602.15 01/01/98  1,024.81  80.00  195,000.00    5.695
 1176      359   370,000.00   369,391.65 02/01/98  2,461.62  79.40  466,000.00    5.820
 1177      357   166,400.00   165,793.35 12/01/97  1,051.77  89.99  184,900.00    5.320
 1178      358   135,200.00   134,848.81 01/01/98    876.91  80.00  169,000.00    5.570
 1179      358   213,600.00   213,031.49 01/01/98  1,367.71  80.00  267,000.00    5.445
 1180      359   295,000.00   294,414.37 02/01/98  1,962.65  79.73  370,000.00    5.820
 1181      358   200,000.00   199,662.98 02/01/98  1,313.86  74.91  267,000.00    5.695
 1182      358   380,000.00   378,988.62 01/01/98  2,433.19  80.00  475,000.00    5.445
 1183      359   186,150.00   185,820.62 02/01/98  1,191.94  83.30  223,478.00    5.445
 1184      358   125,000.00   124,675.31 01/01/98    810.75  67.93  184,000.00    5.570
 1185      359   248,000.00   247,099.19 02/01/98  1,670.83  74.92  331,000.00    5.945
 1186      359   152,000.00   151,432.12 02/01/98    985.87  74.69  203,500.00    5.570
 1187      358   170,500.00   169,975.92 01/01/98  1,008.58  94.20  181,000.00    4.695
 1188      359   275,000.00   274,547.84 02/01/98  1,829.59  73.33  375,000.00    5.820
 1189      359   225,000.00   224,630.04 02/01/98  1,496.94  71.43  315,000.00    5.820
 1190      359   281,000.00   280,537.97 02/01/98  1,869.51  56.20  500,000.00    5.820
 1191      358   120,000.00   119,771.67 02/01/98    738.87  74.07  162,000.00    5.070
 1192      358    69,350.00    69,165.41 01/01/98    444.06  95.00   73,000.00    5.445
 1193      359   108,000.00   107,799.41 02/01/98    673.78  90.00  120,000.00    5.195
 1194      357   214,600.00   214,014.84 01/01/98  1,356.42  71.53  300,000.00    5.320
 1195      358   130,000.00   129,758.54 02/01/98    811.04  74.29  175,000.00    5.195

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                      Loannum  Outpool  Conv-Y/N
 1136     2      1      N         N                  Y       1     0001     736,020     5989108  0    5989108    0001     Y
 1137     1      1      N         N                  Y       2     0001     544,917     5989140  0    5989140    0001     Y
 1138     1      1      N         N                  Y       2     0001   1,608,858     5989157  0    5989157    0001     Y
 1139     1      1      N         N                  Y       2     0001     589,759     5989165  0    5989165    0001     Y
 1140     1      1      N         N                  Y       2     0001   3,486,259     5989181  0    5989181    0001     Y
 1141     1      1      N         N                  Y       2     0001   1,099,995     5989231  0    5989231    0001     Y
 1142     1      1      N         N                  Y       1     0001   3,451,731     5989264  0    5989264    0001     Y
 1143     1      1      N         N                  Y       2     0001     958,390     5989272  0    5989272    0001     Y
 1144     1      1      N         N                  Y       2     0001   2,429,916     5989298  0    5989298    0001     Y
 1145     1      1      N         N                  Y       2     0001     998,347     5989314  0    5989314    0001     Y
 1146     1      1      N         N                  Y       2     0001   1,994,316     5989371  0    5989371    0001     Y
 1147     1      1      N         N                  Y       2     0001     774,602     5989389  0    5989389    0001     Y
 1148     1      1      N         N                  Y       1     0001     924,833     5989405  0    5989405    0001     Y
 1149     1      1      N         N                  Y       2     0001     607,765     5989462  0    5989462    0001     Y
 1150     1      1      N         N                  Y       2     0001     654,753     5989470  0    5989470    0001     Y
 1151     1      1      N         N                  Y       2     0001   1,041,235     5989496  0    5989496    0001     Y
 1152     1      1      N         N                  Y       2     0001     935,266     5989538  0    5989538    0001     Y
 1153     1      1      N         N                  Y       3     0001   2,177,102     5989546  0    5989546    0001     Y
 1154     3      1      N         N                  Y       1     0001     835,611     5989553  0    5989553    0001     Y
 1155     2      1      N         N                  Y       3     0001     319,912     5989561  0    5989561    0001     Y
 1156     1      1      N         N                  Y       1     0001     768,184     5989603  0    5989603    0001     Y
 1157     2      1      N         N                  Y       1     0001     351,290     5989652  0    5989652    0001     Y
 1158     1      1      N         N                  Y       1     0001     711,244     5989793  0    5989793    0001     Y
 1159     1      1      N         N                  Y       2     0001   1,149,510     5989819  0    5989819    0001     Y
 1160     1      1      N         N                  Y       2     0001   1,040,923     5989884  0    5989884    0001     Y
 1161     1      1      N         N                  Y       2     0001   1,952,305     5989959  0    5989959    0001     Y
 1162     2      1      N         N                  Y       2     0001   1,328,466     5990015  0    5990015    0001     Y
 1163     1      1      N         N                  Y       2     0001     619,078     5990080  0    5990080    0001     Y
 1164     3      1      N         N                  Y       1     0001     776,435     5990106  0    5990106    0001     Y
 1165     1      1      N         N                  Y       2     0001   1,485,244     5990114  0    5990114    0001     Y
 1166     1      1      N         N                  Y       3     0001   1,897,809     5990130  0    5990130    0001     Y
 1167     1      1      N         N                  Y       2     0001   1,301,054     5990148  0    5990148    0001     Y
 1168     1      1      N         N                  Y       2     0001   1,424,511     5990163  0    5990163    0001     Y
 1169     1      1      N         N                  Y       3     0001     793,587     5990262  0    5990262    0001     Y
 1170     1      1      N         N                  Y       3     0001   2,468,227     5990296  0    5990296    0001     Y
 1171     3      1      N         N                  Y       2     0001     477,167     5990320  0    5990320    0001     Y
 1172     1      1      N         N                  Y       1     0001     927,125     5990387  0    5990387    0001     Y
 1173     1      1      N         N                  Y       2     0001     730,449     5990395  0    5990395    0001     Y
 1174     1      1      N         N                  Y       1     0001   1,452,772     5990478  0    5990478    0001     Y
 1175     1      1      N         N                  Y       2     0001     886,154     5990528  0    5990528    0001     Y
 1176     1      1      N         N                  Y       3     0001   2,149,859     5990544  0    5990544    0001     Y
 1177     1      1      N         N                  Y       1     0001     882,021     5990551  0    5990551    0001     Y
 1178     1      1      N         N                  Y       2     0001     751,108     5990577  0    5990577    0001     Y
 1179     1      1      N         N                  Y       2     0001   1,159,956     5990593  0    5990593    0001     Y
 1180     1      1      N         N                  Y       2     0001   1,713,492     5990650  0    5990650    0001     Y
 1181     1      1      N         N                  Y       3     0001   1,137,081     5990726  0    5990726    0001     Y
 1182     1      1      N         N                  Y       2     0001   2,063,593     5990742  0    5990742    0001     Y
 1183     1      1      N         N                  Y       2     0001   1,011,793     5990767  0    5990767    0001     Y
 1184     3      1      N         N                  Y       3     0001     694,441     5990858  0    5990858    0001     Y
 1185     1      1      N         N                  Y       2     0001   1,469,005     5990999  0    5990999    0001     Y
 1186     1      1      N         N                  Y       2     0001     843,477     5991039  0    5991039    0001     Y
 1187     1      1      N         N                  Y       1     0001     798,037     5991062  0    5991062    0001     Y
 1188     1      1      N         N                  Y       3     0001   1,597,868     5991146  0    5991146    0001     Y
 1189     1      1      N         N                  Y       3     0001   1,307,347     5991187  0    5991187    0001     Y
 1190     1      1      N         N                  Y       2     0001   1,632,731     5991203  0    5991203    0001     Y
 1191     1      1      N         N                  Y       2     0001     607,242     5991237  0    5991237    0001     Y
 1192     1      1      N         N                  Y       1     0001     376,606     5991260  0    5991260    0001     Y
 1193     1      1      N         N                  Y       2     0001     560,018     5991286  0    5991286    0001     Y
 1194     1      1      N         N                  Y       3     0001   1,138,559     5991302  0    5991302    0001     Y
 1195     1      1      N         N                  Y       3     0001     674,096     5991310  0    5991310    0001     Y


                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1196   5991336 RESTON         VA     20190     01   3.000   12.875    3.000    360
 1197   5991351 HICKORY        NC     28601     01   3.000   12.375    3.000    360
 1198   5991393 CHARLOTTE      NC     28270     01   3.000   12.750    3.000    360
 1199   5991435 BROOKLYN       NY     11209     01   3.000   12.875    3.000    360
 1200   5991476 MADISON        NJ      7940     01   3.000   13.000    3.000    360
 1201   5991500 POTOMAC        MD     20854     01   3.000   12.875    3.000    360
 1202   5991526 WILTON         CT      6897     01   3.000   12.750    3.000    360
 1203   5991559 ELLICOTT CI    MD     21042     01   3.000   12.750    3.000    360
 1204   5991658 BALTIMORE      MD     21204     01   3.000   11.625    3.000    360
 1205   5991666 GLOUCESTER     NJ      8081     01   3.000   12.750    3.000    360
 1206   5991682 WILTON         CT      6897     01   3.000   12.750    3.000    360
 1207   5991708 WILMINGTON     NC     28405     01   3.000   11.500    3.000    360
 1208   5991740 CHARLOTTE      NC     28270     01   3.000   12.125    3.000    360
 1209   5991799 LELAND         NC     28451     01   3.000   12.750    3.000    360
 1210   5991823 CENTREVILLE    VA     20120     01   3.000   12.750    3.000    360
 1211   5991856 CROWNSVILLE    MD     21032     01   3.000   12.875    3.000    360
 1212   5991880 CHAPEL HILL    NC     27516     01   3.000   12.750    3.000    360
 1213   5991898 HERNDON        VA     20170     01   3.000   12.500    3.000    360
 1214   5991906 ALEXANDRIA     VA     22304     01   3.000   12.625    3.000    360
 1215   5991922 FORT WASHIN    MD     20744     01   3.000   12.500    3.000    360
 1216   5991930 ROCKVILLE      MD     20850     01   3.000   12.875    3.000    360
 1217   5991948 CHARLOTTE      NC     28209     01   3.000   12.625    3.000    360
 1218   5991955 VIRGINIA BE    VA     23454     01   3.000   12.750    3.000    360
 1219   5991971 CHARLOTTE      NC     28209     01   3.000   12.250    3.000    360
 1220   5991997 CHARLOTTE      NC     28215     01   3.000   12.625    3.000    360
 1221   5992003 NEWTOWN        CT      6470     01   3.000   12.625    3.000    360
 1222   5992011 WILMINGTON     NC     28403     01   3.000   12.750    3.000    360
 1223   5992029 CANTON         MI     48188     01   3.000   12.750    3.000    360
 1224   5992037 ANN ARBOR      MI     48103     01   3.000   12.625    3.000    360
 1225   5992045 CHARLOTTESV    VA     22902     01   3.000   12.125    3.000    360
 1226   5992086 PARKTON        MD     21120     01   3.000   12.875    3.000    360
 1227   5992102 GAITHERSBUR    MD     20879     01   3.000   12.875    3.000    360
 1228   5992110 EDGEWATER      MD     21037     01   3.000   12.875    3.000    360
 1229   5992136 POTOMAC        MD     20854     01   3.000   12.500    3.000    360
 1230   5992151 GAITHERSBUR    MD     20879     01   3.000   12.125    3.000    360
 1231   5992219 DAVIDSONVIL    MD     21035     01   3.000   12.750    3.000    360
 1232   5992227 ROCKVILLE      MD     20852     01   3.000   12.625    3.000    360
 1233   5992284 POTOMAC        MD     20854     01   3.000   12.875    3.000    360
 1234   5992318 FALLS CHURC    VA     22043     01   3.000   12.875    3.000    360
 1235   5992334 SUWANEE        GA     30174     01   3.000   12.000    3.000    360
 1236   5992342 STAMFORD       CT      6903     01   3.000   12.625    3.000    360
 1237   5992359 MEDFORD        NJ      8055     01   3.000   12.875    3.000    360
 1238   5992383 VIENNA         VA     22181     01   3.000   12.750    3.000    360
 1239   5992391 SILVER SPRI    MD     20905     01   3.000   12.875    3.000    360
 1240   5992789 HIGH POINT     NC     27265     01   3.000   12.375    3.000    360
 1241   5992797 LORTON         VA     22079     01   3.000   12.750    3.000    360
 1242   5992805 ENGLEWOOD      NJ      7631     01   3.000   12.875    3.000    360
 1243   5992839 BROOKEVILLE    MD     20833     01   3.000   12.500    3.000    360
 1244   5992847 WESTBORO       MA      1581     01   3.000   13.000    3.000    360
 1245   5992862 MANALAPAN      NJ      7726     01   3.000   12.875    3.000    360
 1246   5992888 NEW CANAAN     CT      6840     01   3.000   12.875    3.000    360
 1247   5992938 RICHMOND       VA     23233     01   3.000   12.625    3.000    360
 1248   5992953 GERMANTOWN     MD     20876     01   3.000   12.875    3.000    360
 1249   5993001 WESTON         MA      2193     01   3.000   12.625    3.000    360
 1250   5993019 NEWTON         MA      2158     01   3.000   12.750    3.000    360
 1251   5993050 ADAMSTOWN      MD     21710     01   3.000   12.750    3.000    360
 1252   5993092 DARIEN         CT      6820     01   3.000   12.625    3.000    360
 1253   5993100 GAITHERSBUR    MD     20878     01   3.000   12.625    3.000    360
 1254   5993175 DAMASCUS       MD     20872     01   3.000   12.750    3.000    360
 1255   5993258 OAKTON         VA     22124     01   3.000   12.875    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal     Appraised    Net
         Term       Bal          Bal       date       p&i      LTV       Value    Mtg Rate

GROUP 1 LOANS
 1196      358   214,000.00   213,457.54 01/01/98  1,405.83  74.05    289,000.00   5.695
 1197      358   252,500.00   251,794.64 01/01/98  1,575.28  86.32    292,500.00   5.195
 1198      358   303,000.00   302,212.19 01/01/98  1,965.26  68.86    440,000.00   5.570
 1199      358   218,500.00   217,991.71 03/01/98  1,435.39  95.00    230,000.00   5.695
 1200      358   663,750.00   662,108.23 01/01/98  4,415.95  75.00    885,000.00   5.820
 1201      358   562,500.00   561,074.15 01/01/98  3,695.23  75.00    750,000.00   5.695
 1202      358   115,000.00   114,801.42 02/01/98    745.89  14.38    800,000.00   5.570
 1203      358   352,500.00   351,891.30 02/01/98  2,286.31  61.30    575,000.00   5.570
 1204      358   233,000.00   231,744.52 01/01/98  1,341.28  78.19    298,000.00   4.445
 1205      359   163,000.00   162,668.24 02/01/98  1,057.22  94.98    171,622.00   5.570
 1206      359   349,000.00   348,397.34 02/01/98  2,263.61  48.27    723,000.00   5.570
 1207      357   117,000.00   116,614.02 01/01/98    664.32  79.59    147,000.00   4.320
 1208      358   121,200.00   119,829.38 01/01/98    736.43  79.74    152,000.00   4.945
 1209      358   112,100.00   111,808.81 01/01/98    727.08  95.00    118,000.00   5.570
 1210      358   250,000.00   249,350.61 01/01/98  1,621.50  79.87    313,000.00   5.570
 1211      357   408,950.00   407,563.86 12/01/97  2,686.51  78.95    518,000.00   5.695
 1212      359   270,000.00   269,533.75 02/01/98  1,751.22  78.49    344,000.00   5.570
 1213      359    92,088.00    91,921.05 02/01/98    582.06  68.72    134,000.00   5.320
 1214      358   107,000.00   106,810.66 02/01/98    685.14  81.68    131,000.00   5.445
 1215      358   155,000.00   154,577.33 01/01/98    979.71  87.08    178,000.00   5.320
 1216      359   300,000.00   299,494.48 02/01/98  1,970.79  71.43    420,000.00   5.695
 1217      358   131,900.00   131,548.93 01/01/98    844.58  79.99    164,900.00   5.445
 1218      359   101,250.00   101,075.15 02/01/98    656.71  75.00    135,000.00   5.570
 1219      359   274,850.00   274,327.06 02/01/98  1,692.30  80.00    343,580.00   5.070
 1220      358   258,000.00   257,313.33 01/01/98  1,652.01  79.88    323,000.00   5.445
 1221      358   185,000.00   182,485.46 01/01/98  1,184.58  73.41    252,000.00   5.445
 1222      358   137,600.00   137,242.55 01/01/98    892.48  80.00    172,000.00   5.570
 1223      359   184,000.00   183,682.25 02/01/98  1,193.43  85.78    214,500.00   5.570
 1224      357   148,700.00   148,304.22 01/01/98    952.15  80.00    185,875.00   5.445
 1225      357   162,000.00   161,525.22 01/01/98    984.33  93.78    172,745.00   4.945
 1226      358   363,750.00   363,137.05 02/01/98  2,389.58  75.00    485,000.00   5.695
 1227      358   245,000.00   244,378.96 01/01/98  1,609.48  79.03    310,000.00   5.695
 1228      357   500,000.00   498,732.60 01/01/98  3,284.64  58.82    850,000.00   5.695
 1229      358   576,000.00   574,429.36 01/01/98  3,640.72  79.45    725,000.00   5.320
 1230      358    91,900.00    91,630.65 01/01/98    558.40  79.98    114,900.00   4.945
 1231      358   380,000.00   379,012.93 01/01/98  2,464.68  79.92    475,500.00   5.570
 1232      359   128,000.00   127,773.51 02/01/98    819.60  80.00    160,000.00   5.445
 1233      359   252,000.00   251,575.35 02/01/98  1,655.47  42.00    600,000.00   5.695
 1234      358   235,000.00   234,404.29 01/01/98  1,543.79  75.81    310,000.00   5.695
 1235      357   102,900.00   102,591.14 01/01/98    616.94  76.22    135,000.00   4.820
 1236      359   525,000.00   524,071.04 02/01/98  3,361.64  67.74    775,000.00   5.445
 1237      359    88,100.00    87,951.54 02/01/98    578.76  56.84    155,000.00   5.695
 1238      359   286,000.00   285,506.11 02/01/98  1,855.00  77.09    371,000.00   5.570
 1239      359   154,000.00   153,740.48 02/01/98  1,011.68  80.00    192,500.00   5.695
 1240      357   138,050.00   137,664.35 01/01/98    861.26  80.00    172,573.00   5.195
 1241      359   133,200.00   132,969.97 02/01/98    863.94  90.00    148,000.00   5.570
 1242      360   348,000.00   347,707.63 03/01/98  2,286.12  80.00    435,000.00   5.695
 1243      357   240,000.00   239,060.03 01/01/98  1,516.97  80.00    300,000.00   5.320
 1244      359   223,000.00   222,424.64 02/01/98  1,483.63  67.58    330,000.00   5.820
 1245      360   279,400.00   279,165.27 03/01/98  1,835.46  89.98    310,500.00   5.695
 1246      360   780,000.00   779,344.70 03/01/98  5,124.05  56.73  1,375,000.00   5.695
 1247      357   167,000.00   166,555.54 01/01/98  1,069.32  62.78    266,000.00   5.445
 1248      358    72,000.00    71,817.48 01/01/98    472.99  80.00     90,000.00   5.695
 1249      359   625,000.00   623,894.10 02/01/98  4,001.95  70.22    890,000.00   5.445
 1250      357   321,000.00   319,958.61 01/01/98  2,082.00  53.50    600,000.00   5.570
 1251      357   153,500.00   153,101.28 01/01/98    995.60  79.95    192,000.00   5.570
 1252      357 1,000,000.00   998,235.49 02/01/98  6,403.11  47.62  2,100,000.00   5.445
 1253      359   368,000.00   367,348.84 02/01/98  2,356.35  80.00    460,000.00   5.445
 1254      359   220,000.00   219,613.02 02/01/98  1,426.92  76.48    287,640.00   5.570
 1255      359   264,000.00   263,555.13 02/01/98  1,734.30  74.37    355,000.00   5.695

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1196     1      1      N         N                  Y       2     0001   1,215,641    5991336  0    5991336    0001     Y
 1197     1      1      N         N                  Y       1     0001   1,308,073    5991351  0    5991351    0001     Y
 1198     1      1      N         N                  Y       3     0001   1,683,322    5991393  0    5991393    0001     Y
 1199     1      1      N         N                  Y       1     0001   1,241,463    5991435  0    5991435    0001     Y
 1200     1      1      N         N                  Y       3     0001   3,853,470    5991476  0    5991476    0001     Y
 1201     1      1      N         N                  Y       3     0001   3,195,317    5991500  0    5991500    0001     Y
 1202     1      1      N         N                  Y       3     0001     639,444    5991526  0    5991526    0001     Y
 1203     1      1      N         N                  Y       2     0001   1,960,035    5991559  0    5991559    0001     Y
 1204     1      1      N         N                  Y       2     0001   1,030,104    5991658  0    5991658    0001     Y
 1205     1      1      N         N                  Y       1     0001     906,062    5991666  0    5991666    0001     Y
 1206     1      1      N         N                  Y       2     0001   1,940,573    5991682  0    5991682    0001     Y
 1207     1      1      N         N                  Y       1     0001     503,773    5991708  0    5991708    0001     Y
 1208     2      1      N         N                  Y       2     0001     592,556    5991740  0    5991740    0001     Y
 1209     1      1      N         N                  Y       1     0001     622,775    5991799  0    5991799    0001     Y
 1210     1      1      N         N                  Y       3     0001   1,388,883    5991823  0    5991823    0001     Y
 1211     1      1      N         N                  Y       2     0001   2,321,076    5991856  0    5991856    0001     Y
 1212     1      1      N         N                  Y       2     0001   1,501,303    5991880  0    5991880    0001     Y
 1213     2      1      N         N                  Y       2     0001     489,020    5991898  0    5991898    0001     Y
 1214     3      1      N         N                  Y       2     0001     581,584    5991906  0    5991906    0001     Y
 1215     1      1      N         N                  Y       2     0001     822,351    5991922  0    5991922    0001     Y
 1216     1      1      N         N                  Y       2     0001   1,705,621    5991930  0    5991930    0001     Y
 1217     1      1      N         N                  Y       1     0001     716,284    5991948  0    5991948    0001     Y
 1218     1      1      N         N                  Y       2     0001     562,989    5991955  0    5991955    0001     Y
 1219     3      1      N         N                  Y       1     0001   1,390,838    5991971  0    5991971    0001     Y
 1220     1      1      N         N                  Y       2     0001   1,401,071    5991997  0    5991997    0001     Y
 1221     1      1      N         N                  Y       2     0001     993,633    5992003  0    5992003    0001     Y
 1222     1      1      N         N                  Y       3     0001     764,441    5992011  0    5992011    0001     Y
 1223     1      1      N         N                  Y       2     0001   1,023,110    5992029  0    5992029    0001     Y
 1224     1      1      N         N                  Y       1     0001     807,516    5992037  0    5992037    0001     Y
 1225     1      1      N         N                  Y       1     0001     798,742    5992045  0    5992045    0001     Y
 1226     1      1      N         N                  Y       3     0001   2,068,065    5992086  0    5992086    0001     Y
 1227     1      1      N         N                  Y       2     0001   1,391,738    5992102  0    5992102    0001     Y
 1228     1      1      N         N                  Y       3     0001   2,840,282    5992110  0    5992110    0001     Y
 1229     1      1      N         N                  Y       2     0001   3,055,964    5992136  0    5992136    0001     Y
 1230     2      1      N         N                  Y       1     0001     453,114    5992151  0    5992151    0001     Y
 1231     1      1      N         N                  Y       2     0001   2,111,102    5992219  0    5992219    0001     Y
 1232     3      1      N         N                  Y       2     0001     695,727    5992227  0    5992227    0001     Y
 1233     1      1      N         N                  Y       2     0001   1,432,722    5992284  0    5992284    0001     Y
 1234     1      1      N         N                  Y       2     0001   1,334,932    5992318  0    5992318    0001     Y
 1235     1      1      N         N                  Y       2     0001     494,489    5992334  0    5992334    0001     Y
 1236     1      1      N         N                  Y       2     0001   2,853,567    5992342  0    5992342    0001     Y
 1237     1      1      N         N                  Y       2     0001     500,884    5992359  0    5992359    0001     Y
 1238     1      1      N         N                  Y       2     0001   1,590,269    5992383  0    5992383    0001     Y
 1239     1      1      N         N                  Y       2     0001     875,552    5992391  0    5992391    0001     Y
 1240     1      1      N         N                  Y       1     0001     715,166    5992789  0    5992789    0001     Y
 1241     2      1      N         N                  Y       2     0001     740,643    5992797  0    5992797    0001     Y
 1242     1      1      N         N                  Y       1     0001   1,980,195    5992805  0    5992805    0001     Y
 1243     1      1      N         N                  Y       1     0001   1,271,799    5992839  0    5992839    0001     Y
 1244     1      1      N         N                  Y       2     0001   1,294,511    5992847  0    5992847    0001     Y
 1245     1      1      N         N                  Y       2     0001   1,589,846    5992862  0    5992862    0001     Y
 1246     1      1      N         N                  Y       2     0001   4,438,368    5992888  0    5992888    0001     Y
 1247     1      1      N         N                  Y       2     0001     906,895    5992938  0    5992938    0001     Y
 1248     3      1      N         N                  Y       3     0001     409,001    5992953  0    5992953    0001     Y
 1249     1      1      N         N                  Y       3     0001   3,397,103    5993001  0    5993001    0001     Y
 1250     1      1      N         N                  Y       2     0001   1,782,169    5993019  0    5993019    0001     Y
 1251     1      1      N         N                  Y       1     0001     852,774    5993050  0    5993050    0001     Y
 1252     1      1      N         N                  Y       2     0001   5,435,392    5993092  0    5993092    0001     Y
 1253     1      1      N         N                  Y       2     0001   2,000,214    5993100  0    5993100    0001     Y
 1254     1      1      N         N                  Y       2     0001   1,223,245    5993175  0    5993175    0001     Y
 1255     1      1      N         N                  Y       2     0001   1,500,946    5993258  0    5993258    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1256   5993274 MARIETTA       GA     30068     01   3.000   12.375    3.000    360
 1257   5993290 BOSTON         MA      2116     01   3.000   12.750    3.000    360
 1258   5993308 RALEIGH        NC     27606     01   3.000   12.750    3.000    360
 1259   5993365 VIRGINIA BE    VA     23462     01   3.000   12.125    3.000    360
 1260   5993407 WILMINGTON     NC     28405     01   3.000   12.875    3.000    360
 1261   5993415 ORADELL        NJ      7649     01   3.000   13.000    3.000    360
 1262   5993431 STERLING       VA     20165     01   3.000   12.375    3.000    360
 1263   5993464 SILVER SPRI    MD     20904     01   3.000   12.750    3.000    360
 1264   5993480 DARIEN         CT      6820     01   3.000   12.500    3.000    360
 1265   5993548 MARIETTA       GA     30068     01   3.000   12.750    3.000    360
 1266   5993555 CHESAPEAKE     VA     23322     01   3.000   12.250    3.000    360
 1267   5993597 MEBANE         NC     27302     01   3.000   12.750    3.000    360
 1268   5993613 ALEXANDRIA     VA     22301     01   3.000   12.250    3.000    360
 1269   5993647 ALEXANDRIA     VA     22315     01   3.000   12.750    3.000    360
 1270   5993654 GLEN ALLEN     VA     23060     01   3.000   12.875    3.000    360
 1271   5993670 SILVER SPRI    MD     20901     01   3.000   12.500    3.000    360
 1272   5993738 FLOWERY BRA    GA     30542     01   3.000   12.375    3.000    360
 1273   5993753 COLONIAL HE    VA     23834     01   3.000   12.625    3.000    360
 1274   5993761 GREENSBORO     NC     27410     01   3.000   12.750    3.000    360
 1275   5993779 CARY           NC     27513     01   3.000   12.750    3.000    360
 1276   5993787 PETOSKEY       MI     49770     01   3.000   12.750    3.000    360
 1277   5993811 ROCKVILLE      MD     20851     01   3.000   12.750    3.000    360
 1278   5993902 FAIRFAX        VA     22033     01   3.000   12.875    3.000    360
 1279   5993910 ROSWELL        GA     30075     01   3.000   12.250    3.000    360
 1280   5993928 MANASSAS       VA     20112     01   3.000   12.750    3.000    360
 1281   5993944 MCLEAN         VA     22102     01   3.000   12.625    3.000    360
 1282   5993951 BURKE          VA     22015     01   3.000   12.750    3.000    360
 1283   5993977 GREAT FALLS    VA     22066     01   3.000   12.375    3.000    360
 1284   5994066 CHICAGO        IL     60625     01   3.000   12.750    3.000    360
 1285   5994074 EDGEWATER      MD     21037     01   3.000   12.875    3.000    360
 1286   5994132 WILMINGTON     NC     28412     01   3.000   12.750    3.000    360
 1287   5994157 WASHINGTON     DC     20015     01   3.000   12.750    3.000    360
 1288   5994173 WILMINGTON     NC     28409     01   3.000   12.875    3.000    360
 1289   5994223 BETHESDA       MD     20817     01   3.000   12.875    3.000    360
 1290   5994231 BETHESDA       MD     20817     01   3.000   12.250    3.000    360
 1291   5994249 DARIEN         CT      6820     01   3.000   12.625    3.000    360
 1292   5994256 NEW CANAAN     CT      6840     01   3.000   12.500    3.000    360
 1293   5994306 STERLING       VA     20165     01   3.000   12.875    3.000    360
 1294   5994314 ALEXANDRIA     VA     22301     01   3.000   12.625    3.000    360
 1295   5994322 COLUMBIA       MD     21044     01   3.000   12.375    3.000    360
 1296   5994355 MILLERSVILL    MD     21108     01   3.000   12.625    3.000    360
 1297   5994405 FAYETTEVILL    GA     30214     01   3.000   12.500    3.000    360
 1298   5994439 CLARKSVILLE    VA     23927     01   3.000   12.125    3.000    360
 1299   5994587 CORNELIUS      NC     28031     01   3.000   12.625    3.000    360
 1300   5994629 JOPPATOWNE     MD     21085     01   3.000   12.375    3.000    360
 1301   5994678 WOODBRIDGE     VA     22193     01   3.000   12.125    3.000    360
 1302   5994751 CHICAGO        IL     60647     01   3.000   12.875    3.000    360
 1303   5994827 DUMFRIES       VA     22026     01   3.000   11.625    3.000    360
 1304   5994850 DURHAM         NC     27701     01   3.000   12.500    3.000    360
 1305   5994876 WASHINGTON     DC     20002     01   3.000   12.500    3.000    360
 1306   5994918 WASHINGTON     NJ      7675     01   3.000   13.125    3.000    360
 1307   5994959 KENSINGTON     MD     20895     01   3.000   12.500    3.000    360
 1308   5995030 BALTIMORE      MD     21230     01   3.000   12.250    3.000    360
 1309   5995162 HUNTERSVILL    NC     28078     01   3.000   12.625    3.000    360
 1310   5995188 CENTREVILLE    VA     20120     01   3.000   12.375    3.000    360
 1311   5995196 SPARKS         MD     21152     01   3.000   12.875    3.000    360
 1312   5995238 TERRILL        NC     28682     01   3.000   12.125    3.000    360
 1313   5995261 BALTIMORE      MD     21244     01   3.000   12.375    3.000    360
 1314   5995352 COLUMBIA       MD     21044     01   3.000   13.000    3.000    360
 1315   5995360 BOXFORD        MA      1921     01   3.000   13.000    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
 1256      358   195,000.00   194,304.49 01/01/98  1,216.55  79.92    244,000.00   5.195
 1257      359   206,000.00   205,644.26 02/01/98  1,336.12  60.59    340,000.00   5.570
 1258      358   132,000.00   131,657.13 01/01/98    856.15  80.00    165,000.00   5.570
 1259      358    82,900.00    82,455.51 01/01/98    503.71  74.02    112,000.00   4.945
 1260      359   280,000.00   279,528.17 02/01/98  1,839.41  80.00    350,000.00   5.695
 1261      359   375,000.00   374,383.43 02/01/98  2,494.89  89.93    417,000.00   5.820
 1262      358   155,000.00   154,567.02 01/01/98    967.00  83.78    185,000.00   5.195
 1263      359   210,500.00   210,136.50 02/01/98  1,365.30  79.43    265,000.00   5.570
 1264      359   530,000.00   529,039.13 02/01/98  3,349.97  64.63    820,000.00   5.320
 1265      358    99,250.00    98,992.18 01/01/98    643.74  53.65    185,000.00   5.570
 1266      358   145,900.00   144,979.91 01/01/98    898.34  94.99    153,600.00   5.070
 1267      358   146,400.00   146,019.72 01/01/98    949.55  80.00    183,000.00   5.570
 1268      358   438,000.00   436,707.99 01/01/98  2,696.85  74.87    585,000.00   5.070
 1269      359   167,400.00   167,110.92 02/01/98  1,085.76  90.00    186,000.00   5.570
 1270      359   429,000.00   428,277.10 02/01/98  2,818.23  78.00    550,000.00   5.695
 1271      359   132,000.00   131,760.69 02/01/98    834.33  80.00    165,000.00   5.320
 1272      358    97,600.00    97,327.36 01/01/98    608.90  80.00    122,000.00   5.195
 1273      358    89,600.00    89,441.46 02/01/98    573.72  80.00    112,000.00   5.445
 1274      357   130,500.00   130,160.99 01/01/98    846.43  79.09    165,000.00   5.570
 1275      358   126,800.00   126,470.62 01/01/98    822.43  80.00    158,500.00   5.570
 1276      359   150,000.00   149,740.97 02/01/98    972.90  73.17    205,000.00   5.570
 1277      359   121,000.00   120,791.05 02/01/98    784.81  75.16    161,000.00   5.570
 1278      359   339,200.00   334,404.35 02/01/98  2,228.31  76.22    445,000.00   5.695
 1279      358   146,250.00   145,831.52 01/01/98    900.49  75.00    195,000.00   5.070
 1280      359   204,800.00   204,446.35 02/01/98  1,328.33  80.00    256,000.00   5.570
 1281      359   605,000.00   604,466.21 03/01/98  3,873.89  57.62  1,050,000.00   5.445
 1282      359   124,700.00   124,402.19 02/01/98    808.81  79.94    156,000.00   5.570
 1283      358   480,000.00   478,659.16 01/01/98  2,994.58  73.85    650,000.00   5.195
 1284      359   169,000.00   167,278.44 02/01/98  1,096.14  70.42    240,000.00   5.570
 1285      358   194,600.00   193,995.32 01/01/98  1,278.38  95.00    204,850.00   5.695
 1286      360   181,000.00   180,844.15 03/01/98  1,173.97  77.02    235,000.00   5.570
 1287      359   600,000.00   598,963.91 02/01/98  3,891.59  74.07    810,000.00   5.570
 1288      358    68,400.00    68,176.05 01/01/98    449.34  95.00     72,000.00   5.695
 1289      359   320,000.00   319,460.76 02/01/98  2,102.18  80.00    400,000.00   5.695
 1290      357   193,000.00   189,224.99 01/01/98  1,188.34  64.33    300,000.00   5.070
 1291      359   500,000.00   499,115.28 02/01/98  3,201.56  24.15  2,070,000.00   5.445
 1292      359   536,000.00   535,028.26 02/01/98  3,387.89  74.97    715,000.00   5.320
 1293      359   225,000.00   224,512.06 02/01/98  1,478.09  75.00    300,000.00   5.695
 1294      359   320,000.00   319,433.78 02/01/98  2,049.00  80.00    400,000.00   5.445
 1295      357   157,500.00   157,060.02 01/01/98    982.60  89.49    176,000.00   5.195
 1296      358   286,650.00   286,142.78 02/01/98  1,835.46  72.57    395,000.00   5.445
 1297      358   134,200.00   133,834.06 01/01/98    848.24  86.58    155,000.00   5.320
 1298      359    86,000.00    85,832.39 02/01/98    522.55  80.00    107,500.00   4.945
 1299      359   545,000.00   544,035.65 02/01/98  3,489.70  54.66    997,000.00   5.445
 1300      357   170,950.00   170,472.46 01/01/98  1,066.51  94.98    179,990.00   5.195
 1301      359   240,000.00   239,532.27 02/01/98  1,458.27  75.00    320,000.00   4.945
 1302      359   137,750.00   137,517.88 02/01/98    904.92  95.00    145,000.00   5.695
 1303      359   132,000.00   131,674.72 02/01/98    698.56  80.00    165,000.00   3.695
 1304      358   200,000.00   199,454.63 01/01/98  1,264.14  78.43    255,000.00   5.320
 1305      359   227,200.00   226,788.10 02/01/98  1,436.06  80.00    284,000.00   5.320
 1306      359   172,000.00   171,724.08 02/01/98  1,158.80  80.00    215,000.00   5.945
 1307      360   336,000.00   335,696.25 03/01/98  2,123.75  80.00    420,000.00   5.320
 1308      358   177,650.00   177,141.65 01/01/98  1,093.83  95.00    187,000.00   5.070
 1309      358   193,500.00   192,985.01 01/01/98  1,239.00  75.00    258,000.00   5.445
 1310      359   182,300.00   181,961.40 02/01/98  1,137.32  78.24    233,000.00   5.195
 1311      359   488,000.00   487,177.67 02/01/98  3,205.82  74.50    655,000.00   5.695
 1312      358   199,200.00   198,811.77 02/01/98  1,210.37  79.71    249,900.00   4.945
 1313      358   116,500.00   116,174.57 01/01/98    726.81  88.93    131,000.00   5.195
 1314      357   412,000.00   410,980.92 01/01/98  2,741.05  80.00    515,000.00   5.820
 1315      359   332,250.00   331,703.72 02/01/98  2,210.47  75.00    443,000.00   5.820

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1256     1      1      N         N                  Y       3     0001   1,009,412    5993274  0    5993274    0001     Y
 1257     3      1      N         N                  Y       3     0001   1,145,439    5993290  0    5993290    0001     Y
 1258     1      1      N         N                  Y       3     0001     733,330    5993308  0    5993308    0001     Y
 1259     1      1      N         N                  Y       2     0001     407,742    5993365  0    5993365    0001     Y
 1260     1      1      N         N                  Y       3     0001   1,591,913    5993407  0    5993407    0001     Y
 1261     1      1      N         N                  Y       2     0001   2,178,912    5993415  0    5993415    0001     Y
 1262     1      1      N         N                  Y       2     0001     802,976    5993431  0    5993431    0001     Y
 1263     1      1      N         N                  Y       2     0001   1,170,460    5993464  0    5993464    0001     Y
 1264     1      1      N         N                  Y       1     0001   2,814,488    5993480  0    5993480    0001     Y
 1265     1      1      N         N                  Y       2     0001     551,386    5993548  0    5993548    0001     Y
 1266     1      1      N         N                  Y       1     0001     735,048    5993555  0    5993555    0001     Y
 1267     1      1      N         N                  Y       3     0001     813,330    5993597  0    5993597    0001     Y
 1268     1      1      N         N                  Y       3     0001   2,214,110    5993613  0    5993613    0001     Y
 1269     2      1      N         N                  Y       2     0001     930,808    5993647  0    5993647    0001     Y
 1270     1      1      N         N                  Y       2     0001   2,439,038    5993654  0    5993654    0001     Y
 1271     1      1      N         N                  Y       1     0001     700,967    5993670  0    5993670    0001     Y
 1272     1      1      N         N                  Y       2     0001     505,616    5993738  0    5993738    0001     Y
 1273     1      1      N         N                  Y       2     0001     487,009    5993753  0    5993753    0001     Y
 1274     1      1      N         N                  Y       2     0001     724,997    5993761  0    5993761    0001     Y
 1275     1      1      N         N                  Y       2     0001     704,441    5993779  0    5993779    0001     Y
 1276     1      1      N         N                  Y       2     0001     834,057    5993787  0    5993787    0001     Y
 1277     1      1      N         N                  Y       2     0001     672,806    5993811  0    5993811    0001     Y
 1278     1      1      N         N                  Y       2     0001   1,904,433    5993902  0    5993902    0001     Y
 1279     1      1      N         N                  Y       3     0001     739,366    5993910  0    5993910    0001     Y
 1280     1      1      N         N                  Y       2     0001   1,138,766    5993928  0    5993928    0001     Y
 1281     1      1      N         N                  Y       2     0001   3,291,319    5993944  0    5993944    0001     Y
 1282     1      1      N         N                  Y       2     0001     692,920    5993951  0    5993951    0001     Y
 1283     1      1      N         N                  Y       2     0001   2,486,634    5993977  0    5993977    0001     Y
 1284     1      1      N         N                  Y       2     0001     931,741    5994066  0    5994066    0001     Y
 1285     1      1      N         N                  Y       1     0001   1,104,803    5994074  0    5994074    0001     Y
 1286     1      1      N         N                  Y       2     0001   1,007,302    5994132  0    5994132    0001     Y
 1287     1      1      N         N                  Y       3     0001   3,336,229    5994157  0    5994157    0001     Y
 1288     1      1      N         N                  Y       1     0001     388,263    5994173  0    5994173    0001     Y
 1289     1      1      N         N                  Y       2     0001   1,819,329    5994223  0    5994223    0001     Y
 1290     1      1      N         N                  Y       2     0001     959,371    5994231  0    5994231    0001     Y
 1291     1      1      N         N                  Y       2     0001   2,717,683    5994249  0    5994249    0001     Y
 1292     1      1      N         N                  Y       3     0001   2,846,350    5994256  0    5994256    0001     Y
 1293     1      1      N         N                  Y       3     0001   1,278,596    5994306  0    5994306    0001     Y
 1294     1      1      N         N                  Y       1     0001   1,739,317    5994314  0    5994314    0001     Y
 1295     1      1      N         N                  Y       2     0001     815,927    5994322  0    5994322    0001     Y
 1296     1      1      N         N                  Y       2     0001   1,558,047    5994355  0    5994355    0001     Y
 1297     1      1      N         N                  Y       2     0001     711,997    5994405  0    5994405    0001     Y
 1298     3      1      N         N                  Y       1     0001     424,441    5994439  0    5994439    0001     Y
 1299     1      1      N         N                  Y       2     0001   2,962,274    5994587  0    5994587    0001     Y
 1300     1      1      N         N                  Y       1     0001     885,604    5994629  0    5994629    0001     Y
 1301     1      1      N         N                  Y       3     0001   1,184,487    5994678  0    5994678    0001     Y
 1302     3      1      N         N                  Y       1     0001     783,164    5994751  0    5994751    0001     Y
 1303     1      1      N         N                  Y       2     0001     486,538    5994827  0    5994827    0001     Y
 1304     1      1      N         N                  Y       2     0001   1,061,099    5994850  0    5994850    0001     Y
 1305     1      1      N         N                  Y       2     0001   1,206,513    5994876  0    5994876    0001     Y
 1306     1      1      N         N                  Y       3     0001   1,020,900    5994918  0    5994918    0001     Y
 1307     1      1      N         N                  Y       1     0001   1,785,904    5994959  0    5994959    0001     Y
 1308     2      1      N         N                  Y       1     0001     898,108    5995030  0    5995030    0001     Y
 1309     1      1      N         N                  Y       2     0001   1,050,803    5995162  0    5995162    0001     Y
 1310     1      1      N         N                  Y       2     0001     945,289    5995188  0    5995188    0001     Y
 1311     1      1      N         N                  Y       3     0001   2,774,477    5995196  0    5995196    0001     Y
 1312     1      1      N         N                  Y       1     0001     983,124    5995238  0    5995238    0001     Y
 1313     2      1      N         N                  Y       2     0001     603,527    5995261  0    5995261    0001     Y
 1314     1      1      N         N                  Y       3     0001   2,391,909    5995352  0    5995352    0001     Y
 1315     1      1      N         N                  Y       3     0001   1,930,516    5995360  0    5995360    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1316   5995402 KERNERSVILL    NC     27284     01   3.000   12.250    3.000    360
 1317   5995642 ATLANTA        GA     30327     01   3.000   12.625    3.000    360
 1318   5995659 FALLS CHURC    VA     22042     01   3.000   12.375    3.000    360
 1319   5995667 WASHINGTON     DC     20007     01   3.000   12.875    3.000    360
 1320   5995683 UPPER MARLB    MD     20774     01   3.000   12.500    3.000    360
 1321   5995691 AUSTIN         TX     78759     01   3.000   12.750    3.000    360
 1322   5995709 VIENNA         VA     22182     01   3.000   12.125    3.000    360
 1323   5995725 GREAT FALLS    VA     22066     01   3.000   12.750    3.000    360
 1324   5995733 CORNELIUS      NC     28031     01   3.000   12.125    3.000    360
 1325   5995766 ELLICOTT CI    MD     21043     01   3.000   12.875    3.000    360
 1326   5995782 WESTON         CT      6883     01   3.000   12.750    3.000    360
 1327   5995824 POINT PLEAS    NJ      8742     01   3.000   12.750    3.000    360
 1328   5995832 N POTOMAC      MD     20878     01   3.000   12.875    3.000    360
 1329   5995840 KENSINGTON     MD     20895     01   3.000   12.875    3.000    360
 1330   5995865 CHARLOTTE      NC     28210     01   3.000   12.125    3.000    360
 1331   5995873 MOORESVILLE    NC     28115     01   3.000   12.125    3.000    360
 1332   5995881 COLFOX         NC     27235     01   3.000   12.125    3.000    360
 1333   5995899 SOMERSET       NJ      8873     01   3.000   12.750    3.000    360
 1334   5995923 BEL AIR        MD     21014     01   3.000   12.625    3.000    360
 1335   5995956 KING           NC     27021     01   3.000   12.875    3.000    360
 1336   5995964 GAITHERSBUR    MD     20879     01   3.000   13.000    3.000    360
 1337   5995998 CROFTON        MD     21114     01   3.000   12.250    3.000    360
 1338   5996053 ALEXANDRIA     VA     22302     01   3.000   12.125    3.000    360
 1339   5996061 VINELAND       NJ      8360     01   3.000   13.125    3.000    360
 1340   5996087 SIMPSONVILL    SC     29680     01   3.000   12.375    3.000    360
 1341   5996111 BURTONSVILL    MD     20866     01   3.000   12.875    3.000    360
 1342   5996129 COCKEYSVILL    MD     21030     01   3.000   12.875    3.000    360
 1343   5996137 FORT WASHIN    MD     20744     01   3.000   12.375    3.000    360
 1344   5996178 WELLESLEY      MA      2181     01   3.000   12.750    3.000    360
 1345   5996202 HINGHAM        MA      2043     01   3.000   12.750    3.000    360
 1346   5996210 BOWIE          MD     20715     01   3.000   12.625    3.000    360
 1347   5996228 GREAT FALLS    VA     22066     01   3.000   12.375    3.000    360
 1348   5996269 CHEVY CHASE    MD     20815     01   3.000   12.875    3.000    360
 1349   5996285 GUILFORD       CT      6437     01   3.000   12.875    3.000    360
 1350   5996293 RALEIGH        NC     27613     01   3.000   12.625    3.000    360
 1351   5996467 BOWIE          MD     20715     01   3.000   12.750    3.000    360
 1352   5996475 WILMINGTON     NC     28405     01   3.000   12.500    3.000    360
 1353   5996483 VIENNA         VA     22182     01   3.000   12.875    3.000    360
 1354   5996509 OSSINING       NY     10562     01   3.000   12.750    3.000    360
 1355   5996574 ALEXANDRIA     VA     22314     01   3.000   12.750    3.000    360
 1356   5996764 VIENNA         VA     22181     01   3.000   12.625    3.000    360
 1357   5996863 WINSTON-SAL    NC     27107     01   3.000   12.500    3.000    360
 1358   5996897 MONTVILLE      NJ      7045     01   3.000   13.000    3.000    360
 1359   5997077 NEW CARROLL    MD     20784     01   3.000   12.750    3.000    360
 1360   5997085 ARLINGTON      VA     22205     01   3.000   13.000    3.000    360
 1361   5997093 SUMMERFIELD    NC     27358     01   3.000   12.750    3.000    360
 1362   5997101 COLUMBIA       MD     21044     01   3.000   12.875    3.000    360
 1363   5997119 BARTLETT       IL     60103     01   3.000   13.000    3.000    360
 1364   5997127 STERLING       VA     20165     01   3.000   13.000    3.000    360
 1365   5997176 FAIRFAX        VA     22032     01   3.000   12.875    3.000    360
 1366   5997184 OAKTON         VA     22124     01   3.000   13.000    3.000    360
 1367   5997200 MARRIOTSVIL    MD     21104     01   3.000   12.875    3.000    360
 1368   5997218 MONROE         CT      6468     01   3.000   12.625    3.000    360
 1369   5997226 LONG BRANCH    NJ      7740     01   3.000   12.875    3.000    360
 1370   5997259 RIVA           MD     21140     01   3.000   12.750    3.000    360
 1371   5997267 WASHINGTON     DC     20009     01   3.000   13.000    3.000    360
 1372   5997275 WESTMINSTER    MD     21158     01   3.000   12.875    3.000    360
 1373   5997291 BETHESDA       MD     20817     01   3.000   12.625    3.000    360
 1374   5997341 CORNELIUS      NC     28031     01   3.000   13.000    3.000    360
 1375   5997416 WARREN         NJ      7059     01   3.000   12.875    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
 1316      359    94,500.00    94,305.88 02/01/98    581.86  75.00  126,000.00    5.070
 1317      359   500,000.00   499,115.28 02/01/98  3,201.56  58.82  850,000.00    5.445
 1318      359   135,000.00   134,749.25 02/01/98    842.23  74.59  181,000.00    5.195
 1319      359   272,000.00   271,541.65 02/01/98  1,786.85  80.00  340,000.00    5.695
 1320      358   112,500.00   112,193.23 01/01/98    711.08  67.37  167,000.00    5.320
 1321      359   197,500.00   197,158.94 02/01/98  1,280.99  79.96  247,000.00    5.570
 1322      359   433,800.00   432,899.63 02/01/98  2,635.82  79.99  542,299.00    4.945
 1323      358   247,000.00   246,358.42 01/01/98  1,602.04  79.42  311,000.00    5.570
 1324      359   191,400.00   191,026.99 02/01/98  1,162.97  89.99  212,700.00    4.945
 1325      359   242,950.00   242,540.61 02/01/98  1,596.01  79.40  306,000.00    5.695
 1326      359   455,000.00   454,214.29 02/01/98  2,951.13  60.67  750,000.00    5.570
 1327      359   103,500.00   103,321.28 02/01/98    671.30  90.00  115,000.00    5.570
 1328      359   240,000.00   239,595.58 02/01/98  1,576.63  87.27  275,000.00    5.695
 1329      359   284,000.00   283,496.29 02/01/98  1,865.68  80.00  355,000.00    5.695
 1330      359   120,950.00   120,714.28 02/01/98    734.91  79.99  151,200.00    4.945
 1331      359   150,000.00   149,707.67 02/01/98    911.42  52.08  288,000.00    4.945
 1332      359   180,000.00   178,166.68 02/01/98  1,093.70  78.26  230,000.00    4.945
 1333      359   140,000.00   139,479.46 03/01/98    908.04  72.54  193,000.00    5.570
 1334      357    98,000.00    97,739.15 01/01/98    627.51  78.71  124,506.00    5.445
 1335      359    87,400.00    87,252.72 02/01/98    574.16  95.00   92,000.00    5.695
 1336      359   256,000.00   255,579.08 02/01/98  1,703.18  72.11  355,000.00    5.820
 1337      360   211,500.00   211,299.31 03/01/98  1,302.25  79.66  265,500.00    5.070
 1338      358   235,800.00   235,058.66 01/01/98  1,432.75  90.00  262,000.00    4.945
 1339      357   119,343.00   119,054.97 01/01/98    804.04  95.00  125,625.00    5.945
 1340      358   117,850.00   117,520.78 01/01/98    735.24  94.96  124,105.00    5.195
 1341      359   114,000.00   113,807.91 02/01/98    748.90  80.00  142,500.00    5.695
 1342      359   245,000.00   244,587.16 02/01/98  1,609.48  78.53  312,000.00    5.695
 1343      358   162,750.00   162,447.72 02/01/98  1,015.35  75.00  217,000.00    5.195
 1344      358   551,200.00   550,248.17 02/01/98  3,575.08  80.00  689,000.00    5.570
 1345      360   369,500.00   369,181.87 03/01/98  2,396.57  64.88  569,500.00    5.570
 1346      358   179,500.00   179,182.39 02/01/98  1,149.36  79.78  225,000.00    5.445
 1347      357   295,000.00   294,175.95 01/01/98  1,840.42  64.13  460,000.00    5.195
 1348      359   495,000.00   494,165.89 02/01/98  3,251.80  63.46  780,000.00    5.695
 1349      359   301,600.00   301,091.79 02/01/98  1,981.30  82.63  365,000.00    5.695
 1350      359   131,300.00   131,067.68 02/01/98    840.73  89.99  145,900.00    5.445
 1351      359   117,000.00   116,797.97 02/01/98    758.86  65.00  180,000.00    5.570
 1352      358   104,000.00   103,811.43 02/01/98    657.36  94.98  109,500.00    5.320
 1353      358   168,000.00   167,574.12 01/01/98  1,103.65  29.47  570,000.00    5.695
 1354      360   195,000.00   194,832.10 03/01/98  1,264.77  75.00  260,000.00    5.570
 1355      359   176,250.00   175,945.64 02/01/98  1,143.16  75.00  235,000.00    5.570
 1356      358   345,000.00   344,081.78 01/01/98  2,209.08  61.06  565,000.00    5.445
 1357      358   111,800.00   111,597.30 02/01/98    706.66  94.99  117,700.00    5.320
 1358      359   528,000.00   527,131.88 02/01/98  3,512.80  78.81  670,000.00    5.820
 1359      358   115,000.00   114,701.29 01/01/98    745.89  79.86  144,000.00    5.570
 1360      359   378,000.00   377,378.49 02/01/98  2,514.85  72.00  525,000.00    5.820
 1361      358   125,250.00   124,924.65 01/01/98    812.37  89.97  139,217.00    5.570
 1362      359   169,100.00   168,815.05 02/01/98  1,110.87  58.92  287,000.00    5.695
 1363      360   311,000.00   310,745.07 03/01/98  2,069.10  79.74  390,000.00    5.820
 1364      359   244,800.00   244,397.49 02/01/98  1,628.67  80.00  306,000.00    5.820
 1365      358   175,200.00   174,755.90 01/01/98  1,150.94  80.00  219,000.00    5.695
 1366      359   237,000.00   236,107.41 02/01/98  1,576.77  77.20  307,000.00    5.820
 1367      359   411,500.00   410,806.58 02/01/98  2,703.27  78.38  525,000.00    5.695
 1368      359   290,000.00   287,464.54 03/01/98  1,856.91  79.67  364,000.00    5.445
 1369      358   111,500.00   111,217.36 01/01/98    732.48  89.99  123,900.00    5.695
 1370      359   252,000.00   251,564.84 02/01/98  1,634.47  80.00  315,000.00    5.570
 1371      359   600,000.00   598,510.57 02/01/98  3,991.82  75.00  800,000.00    5.820
 1372      360   211,200.00   211,022.56 03/01/98  1,387.44  89.99  234,700.00    5.695
 1373      358   460,000.00   459,186.04 02/01/98  2,945.44  70.77  650,000.00    5.445
 1374      358    99,450.00    99,286.47 02/01/98    661.65  90.00  110,500.00    5.820
 1375      360   270,000.00   269,773.16 03/01/98  1,773.71  51.43  525,000.00    5.695

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1316     1      1      N         N                  Y       2     0001     478,131    5995402  0    5995402    0001     Y
 1317     1      1      N         N                  Y       3     0001   2,717,683    5995642  0    5995642    0001     Y
 1318     1      1      N         N                  Y       3     0001     700,022    5995659  0    5995659    0001     Y
 1319     2      1      N         N                  Y       2     0001   1,546,430    5995667  0    5995667    0001     Y
 1320     1      1      N         N                  Y       2     0001     596,868    5995683  0    5995683    0001     Y
 1321     1      1      N         N                  Y       2     0001   1,098,175    5995691  0    5995691    0001     Y
 1322     1      1      N         N                  Y       1     0001   2,140,689    5995709  0    5995709    0001     Y
 1323     1      1      N         N                  Y       2     0001   1,372,216    5995725  0    5995725    0001     Y
 1324     1      1      N         N                  Y       1     0001     944,628    5995733  0    5995733    0001     Y
 1325     1      1      N         N                  Y       2     0001   1,381,269    5995766  0    5995766    0001     Y
 1326     1      1      N         N                  Y       2     0001   2,529,974    5995782  0    5995782    0001     Y
 1327     1      1      N         N                  Y       1     0001     575,500    5995824  0    5995824    0001     Y
 1328     1      1      N         N                  Y       2     0001   1,364,497    5995832  0    5995832    0001     Y
 1329     1      1      N         N                  Y       2     0001   1,614,511    5995840  0    5995840    0001     Y
 1330     1      1      N         N                  Y       1     0001     596,932    5995865  0    5995865    0001     Y
 1331     1      1      N         N                  Y       3     0001     740,304    5995873  0    5995873    0001     Y
 1332     1      1      N         N                  Y       2     0001     881,034    5995881  0    5995881    0001     Y
 1333     1      1      N         N                  Y       3     0001     776,901    5995899  0    5995899    0001     Y
 1334     2      1      N         N                  Y       1     0001     532,190    5995923  0    5995923    0001     Y
 1335     1      1      N         N                  Y       1     0001     496,904    5995956  0    5995956    0001     Y
 1336     1      1      N         N                  Y       2     0001   1,487,470    5995964  0    5995964    0001     Y
 1337     1      1      N         N                  Y       2     0001   1,071,288    5995998  0    5995998    0001     Y
 1338     1      1      N         N                  Y       1     0001   1,162,365    5996053  0    5996053    0001     Y
 1339     1      1      N         N                  Y       1     0001     707,782    5996061  0    5996061    0001     Y
 1340     1      1      N         N                  Y       1     0001     610,520    5996087  0    5996087    0001     Y
 1341     1      1      N         N                  Y       2     0001     648,136    5996111  0    5996111    0001     Y
 1342     1      1      N         N                  Y       2     0001   1,392,924    5996129  0    5996129    0001     Y
 1343     1      1      N         N                  Y       3     0001     843,916    5996137  0    5996137    0001     Y
 1344     1      1      N         N                  Y       1     0001   3,064,882    5996178  0    5996178    0001     Y
 1345     1      1      N         N                  Y       1     0001   2,056,343    5996202  0    5996202    0001     Y
 1346     1      1      N         N                  Y       2     0001     975,648    5996210  0    5996210    0001     Y
 1347     1      1      N         N                  Y       3     0001   1,528,244    5996228  0    5996228    0001     Y
 1348     3      1      N         N                  Y       2     0001   2,814,275    5996269  0    5996269    0001     Y
 1349     1      1      N         N                  Y       2     0001   1,714,718    5996285  0    5996285    0001     Y
 1350     1      1      N         N                  Y       1     0001     713,664    5996293  0    5996293    0001     Y
 1351     1      1      N         N                  Y       3     0001     650,565    5996467  0    5996467    0001     Y
 1352     1      1      N         N                  Y       1     0001     552,277    5996475  0    5996475    0001     Y
 1353     1      1      N         N                  Y       2     0001     954,335    5996483  0    5996483    0001     Y
 1354     1      1      N         N                  Y       2     0001   1,085,215    5996509  0    5996509    0001     Y
 1355     3      1      N         N                  Y       2     0001     980,017    5996574  0    5996574    0001     Y
 1356     1      1      N         N                  Y       2     0001   1,873,525    5996764  0    5996764    0001     Y
 1357     1      1      N         N                  Y       1     0001     593,698    5996863  0    5996863    0001     Y
 1358     1      1      N         N                  Y       2     0001   3,067,908    5996897  0    5996897    0001     Y
 1359     1      1      N         N                  Y       2     0001     638,886    5997077  0    5997077    0001     Y
 1360     1      1      N         N                  Y       3     0001   2,196,343    5997085  0    5997085    0001     Y
 1361     1      1      N         N                  Y       1     0001     695,830    5997093  0    5997093    0001     Y
 1362     1      1      N         N                  Y       2     0001     961,402    5997101  0    5997101    0001     Y
 1363     1      1      N         N                  Y       2     0001   1,808,536    5997119  0    5997119    0001     Y
 1364     1      1      N         N                  Y       2     0001   1,422,393    5997127  0    5997127    0001     Y
 1365     1      1      N         N                  Y       2     0001     995,235    5997176  0    5997176    0001     Y
 1366     2      1      N         N                  Y       2     0001   1,374,145    5997184  0    5997184    0001     Y
 1367     1      1      N         N                  Y       2     0001   2,339,543    5997200  0    5997200    0001     Y
 1368     1      1      N         N                  Y       2     0001   1,565,244    5997218  0    5997218    0001     Y
 1369     3      1      N         N                  Y       1     0001     633,383    5997226  0    5997226    0001     Y
 1370     1      1      N         N                  Y       3     0001   1,401,216    5997259  0    5997259    0001     Y
 1371     1      1      N         N                  Y       3     0001   3,483,332    5997267  0    5997267    0001     Y
 1372     1      1      N         N                  Y       2     0001   1,201,773    5997275  0    5997275    0001     Y
 1373     1      1      N         N                  Y       3     0001   2,500,268    5997291  0    5997291    0001     Y
 1374     3      1      N         N                  Y       1     0001     577,847    5997341  0    5997341    0001     Y
 1375     1      1      N         N                  Y       2     0001   1,536,358    5997416  0    5997416    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1376   5997473 VALRICO        FL     33594     01   3.000   12.875    3.000    360
 1377   5997515 BEL AIR        MD     21015     01   3.000   12.750    3.000    360
 1378   5997523 HILLSBOROUG    NC     27278     01   3.000   13.000    3.000    360
 1379   5997564 LEWISVILLE     NC     27023     01   3.000   12.375    3.000    360
 1380   5997606 CHEVY CHASE    MD     20815     01   3.000   13.000    3.000    360
 1381   5997713 PALMYRA        PA     17078     01   3.000   12.625    3.000    360
 1382   5997788 GAITHERSBUR    MD     20877     01   3.000   12.750    3.000    360
 1383   5997796 GAITHERSBUR    MD     20878     01   3.000   12.750    3.000    360
 1384   5997812 SOUTHPORT      CT      6490     01   3.000   12.875    3.000    360
 1385   5997887 WILMINGTON     NC     28403     01   3.000   12.875    3.000    360
 1386   5997895 POTOMAC        MD     20854     01   3.000   12.250    3.000    360
 1387   5997911 NORTH POTOM    MD     20878     01   3.000   11.875    3.000    360
 1388   5997937 CENTREVILLE    VA     20121     01   3.000   13.000    3.000    360
 1389   5997960 CHICAGO        IL     60610     01   3.000   12.750    3.000    360
 1390   5997978 ANNAPOLIS      MD     21401     01   3.000   12.875    3.000    360
 1391   5998026 MILTON         DE     19968     01   3.000   12.625    3.000    360
 1392   5998059 FAIRFAX        VA     22033     01   3.000   12.250    3.000    360
 1393   5998067 ELLICOTT CI    MD     21042     01   3.000   12.750    3.000    360
 1394   5998083 BANNER ELK     NC     28604     01   3.000    9.500    3.000    360
 1395   5998091 RALEIGH        NC     27609     01   3.000   12.125    3.000    360
 1396   5998133 ARNOLD         MD     21012     01   3.000   12.875    3.000    360
 1397   5998158 SILVER SPRI    MD     20910     01   3.000   12.500    3.000    360
 1398   5998208 ALEXANDRIA     VA     22301     01   3.000   12.500    3.000    360
 1399   5998257 BARRINGTON     RI      2806     01   3.000   12.750    3.000    360
 1400   5998364 GAITHERSBUR    MD     20828     01   3.000   13.000    3.000    360
 1401   5998406 LEXINGTON      SC     29073     01   3.000   12.625    3.000    360
 1402   5998471 GARNER         NC     27529     01   3.000   12.500    3.000    360
 1403   5998547 DAVIDSON       NC     28036     01   3.000   12.500    3.000    360
 1404   5998570 NEWTON         MA      2158     01   3.000   12.875    3.000    360
 1405   5998588 GREENSBORO     GA     30642     01   3.000   12.625    3.000    360
 1406   5998596 CRANBURY TO    NJ      8512     01   3.000   12.875    3.000    360
 1407   5998604 WOODBRIDGE     VA     22191     01   3.000   12.875    3.000    360
 1408   5998612 TUXEDO PARK    NY     10987     01   3.000   12.125    3.000    360
 1409   5998620 SAYREVILLE     NJ      8872     01   3.000   12.875    3.000    360
 1410   5998638 CHAPEL HILL    NC     27516     01   3.000   12.625    3.000    360
 1411   5998661 LINCOLN PAR    NJ      7035     01   3.000   12.875    3.000    360
 1412   5998687 MOORESVILLE    NC     28115     01   3.000   13.125    3.000    360
 1413   5998802 PLANO          TX     75093     01   3.000   12.625    3.000    360
 1414   5998810 VIENNA         VA     22182     01   3.000    9.750    3.000    360
 1415   5998828 RICHMOND       VA     23112     01   3.000   13.000    3.000    360
 1416   5998877 SILVER SPRI    MD     20904     01   3.000   12.875    3.000    360
 1417   5998885 GLADWYNE       PA     19035     01   3.000   12.750    3.000    360
 1418   5998927 STERLING       VA     20165     01   3.000   11.875    3.000    360
 1419   5998935 ALEXANDRIA     VA     22301     01   3.000   12.500    3.000    360
 1420   5998968 CHARLOTTE      NC     28205     01   3.000   13.000    3.000    360
 1421   5998976 COLUMBIA       MD     21044     01   3.000   12.625    3.000    360
 1422   5999008 CORNELIUS      NC     28031     01   3.000   12.375    3.000    360
 1423   5999016 ROANOKE        VA     24014     01   3.000   12.375    3.000    360
 1424   5999057 CHAPEL HILL    NC     27516     01   3.000   12.750    3.000    360
 1425   5999065 MECHANICSVI    VA     23116     01   3.000   12.375    3.000    360
 1426   5999107 TAKOMA PARK    MD     20912     01   3.000   12.875    3.000    360
 1427   5999149 GAITHERSBUR    MD     20879     01   3.000   12.875    3.000    360
 1428   5999156 ALEXANDRIA     VA     22314     01   3.000   12.625    3.000    360
 1429   5999198 DURHAM         NC     27712     01   3.000   12.750    3.000    360
 1430   5999214 BALTIMORE      MD     21227     01   3.000   12.875    3.000    360
 1431   5999263 CHICAGO        IL     60657     01   3.000   12.750    3.000    360
 1432   5999347 URBANNA        VA     23175     01   3.000   12.750    3.000    360
 1433   5999354 GRAHAM         NC     27253     01   3.000   12.500    3.000    360
 1434   5999438 WILMINGTON     NC     28405     01   3.000   13.125    3.000    360
 1435   5999453 WILMINGTON     NC     28405     01   3.000   12.750    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
 1376      358    93,750.00    93,512.33 01/01/98    615.88  75.00    125,000.00   5.695
 1377      359   448,000.00   447,191.59 02/01/98  2,905.72  80.00    560,000.00   5.570
 1378      359   281,600.00   281,136.99 02/01/98  1,873.50  80.00    352,000.00   5.820
 1379      358   100,000.00    99,814.27 02/01/98    623.87  80.00    125,000.00   5.195
 1380      358   510,000.00   508,738.52 01/01/98  3,393.05  72.86    700,000.00   5.820
 1381      360    77,400.00    77,331.70 03/01/98    495.61  90.00     86,000.00   5.445
 1382      359   179,000.00   178,690.89 02/01/98  1,161.00  74.58    240,000.00   5.570
 1383      359   119,000.00   118,794.50 02/01/98    771.84  79.33    150,000.00   5.570
 1384      358   132,000.00   131,777.56 02/01/98    867.15  80.00    165,000.00   5.695
 1385      360    79,200.00    79,133.46 03/01/98    520.29  80.00     99,000.00   5.695
 1386      359   248,000.00   247,528.15 02/01/98  1,526.98  80.00    310,000.00   5.070
 1387      359   217,000.00   216,778.76 03/01/98  1,283.64  74.83    290,000.00   4.695
 1388      359   239,000.00   238,607.03 02/01/98  1,590.08  79.67    300,000.00   5.820
 1389      358   478,400.00   477,573.88 02/01/98  3,102.90  77.16    620,000.00   5.570
 1390      359   128,000.00   127,784.18 02/01/98    840.87  80.00    160,000.00   5.695
 1391      359   260,000.00   259,539.95 02/01/98  1,664.81  80.00    325,000.00   5.445
 1392      359   124,500.00   124,263.12 02/01/98    766.57  61.63    202,000.00   5.070
 1393      360   208,000.00   207,820.91 03/01/98  1,349.09  79.39    262,000.00   5.570
 1394      359   120,000.00   119,782.43 02/01/98    758.49  66.85    179,500.00   5.320
 1395      357   160,200.00   159,730.47 01/01/98    973.40  84.99    188,500.00   4.945
 1396      360   154,000.00   153,870.61 03/01/98  1,011.68  77.00    200,000.00   5.695
 1397      359   277,950.00   277,446.08 02/01/98  1,756.84  79.41    350,000.00   5.320
 1398      359   182,000.00   181,835.46 03/01/98  1,150.37  78.45    232,000.00   5.320
 1399      359    50,000.00    49,956.95 03/01/98    324.30  15.72    318,000.00   5.570
 1400      359   184,000.00   183,697.46 02/01/98  1,224.16  80.00    230,000.00   5.820
 1401      359   129,200.00   128,971.37 02/01/98    827.29  95.00    136,000.00   5.445
 1402      359   110,100.00   109,900.40 02/01/98    695.91  95.00    115,900.00   5.320
 1403      358   328,000.00   327,105.62 02/01/98  2,073.19  80.00    410,000.00   5.320
 1404      360   360,000.00   359,697.55 03/01/98  2,364.95  71.29    505,000.00   5.695
 1405      359   138,400.00   138,155.09 02/01/98    886.20  80.00    173,000.00   5.445
 1406      359   320,000.00   319,460.76 02/01/98  2,102.18  70.33    455,000.00   5.695
 1407      359    65,500.00    65,389.63 02/01/98    430.29  77.06     85,000.00   5.695
 1408      359   575,000.00   574,441.13 03/01/98  3,493.77  71.88    800,000.00   4.945
 1409      360   162,000.00   161,863.89 03/01/98  1,064.23  83.51    194,000.00   5.695
 1410      360   114,950.00   114,848.58 03/01/98    736.04  95.00    121,000.00   5.445
 1411      359   384,000.00   383,352.93 02/01/98  2,522.61  80.00    480,000.00   5.695
 1412      357    90,000.00    89,709.54 12/01/97    606.35  43.06    209,000.00   5.945
 1413      359   295,400.00   295,139.37 03/01/98  1,891.48  78.56    376,000.00   5.445
 1414      359   330,000.00   329,430.14 02/01/98  2,140.38  79.90    413,000.00   5.570
 1415      360   231,000.00   230,810.65 03/01/98  1,536.85  58.93    392,000.00   5.820
 1416      359   164,000.00   163,723.63 02/01/98  1,077.37  80.00    205,000.00   5.695
 1417      359   165,000.00   164,715.08 02/01/98  1,070.19  78.57    210,000.00   5.570
 1418      359   131,850.00   131,509.89 02/01/98    677.90  90.00    146,500.00   3.445
 1419      358   529,200.00   528,240.59 02/01/98  3,344.91  71.90    736,000.00   5.320
 1420      360   218,500.00   218,320.89 03/01/98  1,453.69  79.17    276,000.00   5.820
 1421      358   235,500.00   234,973.76 02/01/98  1,507.94  78.50    300,000.00   5.445
 1422      359   314,950.00   314,658.29 03/01/98  1,964.88  80.00    393,700.00   5.195
 1423      359   308,000.00   306,490.76 03/01/98  1,921.52  80.00    385,000.00   5.195
 1424      358   167,200.00   166,911.27 02/01/98  1,084.46  80.00    209,000.00   5.570
 1425      359   151,000.00   150,155.59 02/01/98    942.05  60.89    248,000.00   5.195
 1426      359   281,000.00   280,526.50 02/01/98  1,845.97  79.60    353,000.00   5.695
 1427      360   282,500.00   282,262.66 03/01/98  1,855.83  89.68    315,000.00   5.695
 1428      359   183,000.00   182,676.19 02/01/98  1,171.77  77.87    235,000.00   5.445
 1429      360   108,000.00   107,907.01 03/01/98    700.49  75.00    144,000.00   5.570
 1430      359    90,000.00    89,848.34 02/01/98    591.24  73.77    122,000.00   5.695
 1431      360   208,000.00   207,820.91 03/01/98  1,349.09  72.98    285,000.00   5.570
 1432      359   323,200.00   322,641.89 02/01/98  2,096.27  80.00    404,000.00   5.570
 1433      360    81,000.00    80,926.77 03/01/98    511.98  91.01     89,000.00   5.320
 1434      359   415,000.00   414,334.27 02/01/98  2,795.94  39.52  1,050,000.00   5.945
 1435      359   125,000.00   124,784.15 02/01/98    810.75  44.64    280,000.00   5.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1376     1      1      N         N                  Y       1     0001     532,553    5997473  0    5997473    0001     Y
 1377     1      1      N         N                  Y       2     0001   2,490,857    5997515  0    5997515    0001     Y
 1378     1      1      N         N                  Y       3     0001   1,636,217    5997523  0    5997523    0001     Y
 1379     1      1      N         N                  Y       2     0001     518,535    5997564  0    5997564    0001     Y
 1380     1      1      N         N                  Y       3     0001   2,960,858    5997606  0    5997606    0001     Y
 1381     1      1      N         N                  Y       2     0001     421,071    5997713  0    5997713    0001     Y
 1382     1      1      N         N                  Y       3     0001     995,308    5997788  0    5997788    0001     Y
 1383     3      1      N         N                  Y       2     0001     661,685    5997796  0    5997796    0001     Y
 1384     1      1      N         N                  Y       1     0001     750,473    5997812  0    5997812    0001     Y
 1385     1      1      N         N                  Y       3     0001     450,665    5997887  0    5997887    0001     Y
 1386     1      1      N         N                  Y       2     0001   1,254,968    5997895  0    5997895    0001     Y
 1387     1      1      N         N                  Y       3     0001   1,017,776    5997911  0    5997911    0001     Y
 1388     1      1      N         N                  Y       2     0001   1,388,693    5997937  0    5997937    0001     Y
 1389     3      1      N         N                  Y       1     0001   2,660,087    5997960  0    5997960    0001     Y
 1390     1      1      N         N                  Y       2     0001     727,731    5997978  0    5997978    0001     Y
 1391     1      1      N         N                  Y       1     0001   1,413,195    5998026  0    5998026    0001     Y
 1392     2      1      N         N                  Y       2     0001     630,014    5998059  0    5998059    0001     Y
 1393     1      1      N         N                  Y       2     0001   1,157,562    5998067  0    5998067    0001     Y
 1394     1      1      N         N                  Y       3     0001     637,243    5998083  0    5998083    0001     Y
 1395     1      1      N         N                  Y       1     0001     789,867    5998091  0    5998091    0001     Y
 1396     1      1      N         N                  Y       2     0001     876,293    5998133  0    5998133    0001     Y
 1397     1      1      N         N                  Y       2     0001   1,476,013    5998158  0    5998158    0001     Y
 1398     1      1      N         N                  Y       2     0001     967,365    5998208  0    5998208    0001     Y
 1399     1      1      N         N                  Y       3     0001     278,260    5998257  0    5998257    0001     Y
 1400     1      1      N         N                  Y       1     0001   1,069,119    5998364  0    5998364    0001     Y
 1401     1      1      N         N                  Y       1     0001     702,249    5998406  0    5998406    0001     Y
 1402     1      1      N         N                  Y       1     0001     584,670    5998471  0    5998471    0001     Y
 1403     1      1      N         N                  Y       1     0001   1,740,202    5998547  0    5998547    0001     Y
 1404     1      1      N         N                  Y       3     0001   2,048,478    5998570  0    5998570    0001     Y
 1405     1      1      N         N                  Y       2     0001     752,254    5998588  0    5998588    0001     Y
 1406     1      1      N         N                  Y       2     0001   1,819,329    5998596  0    5998596    0001     Y
 1407     1      1      N         N                  Y       2     0001     372,394    5998604  0    5998604    0001     Y
 1408     1      1      N         N                  Y       1     0001   2,840,611    5998612  0    5998612    0001     Y
 1409     1      1      N         N                  Y       2     0001     921,815    5998620  0    5998620    0001     Y
 1410     1      1      N         N                  Y       1     0001     625,351    5998638  0    5998638    0001     Y
 1411     1      1      N         N                  Y       2     0001   2,183,195    5998661  0    5998661    0001     Y
 1412     1      1      N         N                  Y       2     0001     533,323    5998687  0    5998687    0001     Y
 1413     1      1      N         N                  Y       2     0001   1,607,034    5998802  0    5998802    0001     Y
 1414     1      1      N         N                  Y       2     0001   1,834,926    5998810  0    5998810    0001     Y
 1415     1      1      N         N                  Y       2     0001   1,343,318    5998828  0    5998828    0001     Y
 1416     1      1      N         N                  Y       2     0001     932,406    5998877  0    5998877    0001     Y
 1417     1      1      N         N                  Y       2     0001     917,463    5998885  0    5998885    0001     Y
 1418     2      1      N         N                  Y       2     0001     453,052    5998927  0    5998927    0001     Y
 1419     1      1      N         N                  Y       1     0001   2,810,240    5998935  0    5998935    0001     Y
 1420     1      1      N         N                  Y       2     0001   1,270,628    5998968  0    5998968    0001     Y
 1421     1      1      N         N                  Y       2     0001   1,279,432    5998976  0    5998976    0001     Y
 1422     1      1      N         N                  Y       1     0001   1,634,650    5999008  0    5999008    0001     Y
 1423     1      1      N         N                  Y       3     0001   1,592,219    5999016  0    5999016    0001     Y
 1424     1      1      N         N                  Y       3     0001     929,696    5999057  0    5999057    0001     Y
 1425     1      1      N         N                  Y       2     0001     780,058    5999065  0    5999065    0001     Y
 1426     1      1      N         N                  Y       2     0001   1,597,598    5999107  0    5999107    0001     Y
 1427     1      1      N         N                  Y       2     0001   1,607,486    5999149  0    5999149    0001     Y
 1428     2      1      N         N                  Y       2     0001     994,672    5999156  0    5999156    0001     Y
 1429     1      1      N         N                  Y       3     0001     601,042    5999198  0    5999198    0001     Y
 1430     1      1      N         N                  Y       3     0001     511,686    5999214  0    5999214    0001     Y
 1431     3      1      N         N                  Y       2     0001   1,157,562    5999263  0    5999263    0001     Y
 1432     1      1      N         N                  Y       1     0001   1,797,115    5999347  0    5999347    0001     Y
 1433     1      1      N         N                  Y       1     0001     430,530    5999354  0    5999354    0001     Y
 1434     1      1      N         N                  Y       2     0001   2,463,217    5999438  0    5999438    0001     Y
 1435     1      1      N         N                  Y       3     0001     695,048    5999453  0    5999453    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1436   5999628 GLENELG        MD     21737     01   3.000   13.125    3.000    360
 1437   5999669 ALPHARETTA     GA     30005     01   3.000   12.500    3.000    360
 1438   5999776 GERMANTOWN     MD     20874     01   3.000   13.000    3.000    360
 1439   5999842 RESTON         VA     22094     01   3.000   12.875    3.000    360
 1440   5999867 RESTON         VA     22094     01   3.000   13.000    3.000    360
 1441   5999875 ALEXANDRIA     VA     22310     01   3.000    9.750    3.000    360
 1442   5999925 ROSELLE        NJ      7203     01   3.000   12.500    3.000    360
 1443   5999941 ARLINGTON      VA     22207     01   3.000   13.000    3.000    360
 1444   6000012 HO-HO-KUS      NJ      7423     01   3.000   12.625    3.000    360
 1445   6204085 GERMANTOWN     MD     20876     01   2.750   14.125    2.750    360
 1446   6204416 CHELTENHAM     MD     20623     01   2.750   13.000    2.750    360
 1447   6207864 BURTONSVILL    MD     20866     01   2.750   14.000    2.750    360
 1448   6211098 LAUREL         MD     20708     01   2.750   13.000    2.750    360
 1449   6213946 ROCKVILLE      MD     20851     01   2.750   12.875    2.750    360
 1450   6215321 GAITHERSBUR    MD     20879     01   2.750   13.375    2.750    360
 1451   6221113 OAKTON         VA     22124     01   2.750   12.750    2.750    360
 1452   6222368 ROCKVILLE      MD     20852     01   2.750   13.125    2.750    360
 1453   6224018 LANHAM         MD     20706     01   2.750   13.500    2.750    360
 1454   6229843 SEVERNA PAR    MD     21146     01   2.875   13.375    2.875    360
 1455   6230494 HOPEWELL       VA     23860     01   2.875   13.625    2.875    360
 1456   6236319 PITTSBURGH     PA     15221     01   2.875   13.000    2.875    360
 1457   6238257 MITCHELLVIL    MD     20721     01   2.875   13.375    2.875    360
 1458   6238547 REISTERSTOW    MD     21136     01   2.875   13.250    2.875    360
 1459   6241194 LANHAM         MD     20706     01   2.875   13.375    2.875    360
 1460   6242457 MCLEAN         VA     22102     01   2.875   13.250    2.875    360
 1461   6243513 CHEVY CHASE    MD     20815     01   2.875   13.250    2.875    360
 1462   6244545 SHADYSIDE      MD     20764     01   2.875   13.500    2.875    360
 1463   6249569 WASHINGTON     DC     20017     01   2.875   12.625    2.875    360
 1464   6250740 ALPHARETTA     GA     30202     01   2.875   12.500    2.875    360
 1465   6251227 STERLING       VA     20165     01   2.875   13.625    2.875    360
 1466   6251565 DAYTON         OH     45459     01   2.875   13.125    2.875    360
 1467   6251599 CLINTON        MD     20735     01   2.875   13.375    2.875    360
 1468   6251920 WASHINGTON     DC     20007     01   2.875   13.375    2.875    360
 1469   6252290 WASHINGTON     DC     20015     01   2.875   12.125    2.875    360
 1470   6252738 BETHESDA       MD     20817     01   2.875   12.875    2.875    360
 1471   6252985 STRONGSVILL    OH     44136     01   2.875   11.375    2.875    360
 1472   6253405 STERLING       VA     20165     01   2.875   13.250    2.875    360
 1473   6253728 ANNAPOLIS      MD     21401     01   2.875   13.125    2.875    360
 1474   6253736 WASHINGTON     DC     20002     01   2.875   13.125    2.875    360
 1475   6253819 CHEVY CHASE    MD     20815     01   2.875   13.250    2.875    360
 1476   6253967 SILVER SPRI    MD     20906     01   2.875   13.250    2.875    360
 1477   6254197 ASHBURN        VA     20147     01   2.875   13.125    2.875    360
 1478   6254379 TARPON SPRI    FL     34689     01   2.875   13.000    2.875    360
 1479   6254585 CASPER         WY     82601     01   2.875   13.125    2.875    360
 1480   6254593 BELTSVILLE     MD     20705     01   2.875   13.125    2.875    360
 1481   6254635 NEWPORT        WA     99156     01   2.875   12.625    2.875    360
 1482   6255038 WASHINGTON     DC     20015     01   2.875   13.000    2.875    360
 1483   6255129 BALTIMORE      MD     21236     01   2.875   13.000    2.875    360
 1484   6255236 JACKSONVILL    FL     32256     01   2.875   13.000    2.875    360
 1485   6255863 HAGERSTOWN     MD     21742     01   2.875   13.000    2.875    360
 1486   6255871 SEVERNA PAR    MD     21146     01   2.875   13.125    2.875    360
 1487   6256135 WASHINGTON     DC     20008     01   2.875   13.125    2.875    360
 1488   6256317 BROOKLINE      NH      3033     01   2.875   13.000    2.875    360
 1489   6256978 HAYMARKET      VA     20169     01   2.875   13.125    2.875    360
 1490   6257117 LUTHERVILLE    MD     21093     01   2.875   13.125    2.875    360
 1491   6257182 PORTLAND       OR     97266     01   2.875   12.875    2.875    360
 1492   6257232 SILVER SPRI    MD     20902     01   2.875   11.750    2.875    360
 1493   6257620 SCOTTSDALE     AZ     85254     01   2.875   12.875    2.875    360
 1494   6258149 BETHESDA       MD     20816     01   2.875   13.000    2.875    360
 1495   6258594 FAIRFAX STA    VA     22039     01   2.875   13.125    2.875    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
 1436      359   458,400.00   457,664.66 02/01/98  3,088.33  80.00    573,000.00  5.945
 1437      360   171,000.00   170,845.41 03/01/98  1,080.84  95.00    180,000.00  5.320
 1438      358    66,120.00    66,011.28 02/01/98    439.90  95.00     69,600.00  5.820
 1439      359   214,600.00   214,238.39 02/01/98  1,409.77  78.32    274,000.00  5.695
 1440      359   408,000.00   407,329.17 02/01/98  2,714.44  73.51    555,000.00  5.820
 1441      360   280,000.00   279,758.92 03/01/98  1,816.08  80.00    350,000.00  5.570
 1442      359    96,000.00    95,825.95 02/01/98    606.79  80.00    120,000.00  5.320
 1443      359   303,900.00   303,400.33 02/01/98  2,021.86  79.99    379,900.00  5.820
 1444      359   668,000.00   666,818.02 02/01/98  4,277.28  74.22    900,000.00  5.445
 1445      327   200,000.00   193,823.88 06/01/95  1,398.43  86.32    231,693.00  6.320
 1446      323   105,000.00   101,876.29 02/01/95    787.07  73.94    142,000.00  7.070
 1447      329   123,400.00   119,852.48 07/01/95    820.99  95.00    129,900.00  5.820
 1448      334   180,000.00   175,494.74 01/01/96  1,167.48  80.00    225,000.00  5.570
 1449      335   116,000.00   113,276.06 02/01/96    762.04  80.00    145,000.00  5.695
 1450      339   135,900.00   133,471.94 06/01/96    938.63  90.00    151,000.00  6.195
 1451      339   139,800.00   136,989.30 06/01/96    906.75  88.48    158,000.00  5.570
 1452      339   129,500.00   127,073.76 06/01/96    872.47  84.36    153,500.00  5.945
 1453      341   124,400.00   122,439.50 08/01/96    869.83  89.18    139,500.00  6.320
 1454      345    67,000.00    66,145.46 12/01/96    462.76  48.20    139,000.00  6.195
 1455      345    56,400.00    55,375.75 12/01/96    399.20  78.33     72,000.00  6.445
 1456      348   102,500.00   101,368.64 03/01/97    681.94  69.73    147,000.00  5.820
 1457      352   162,000.00   160,811.81 07/01/97  1,118.90  78.26    207,000.00  6.195
 1458      348   150,000.00   148,480.12 04/01/97  1,023.27  83.33    180,000.00  6.070
 1459      350   129,600.00   128,481.22 05/01/97    895.12  90.00    144,000.00  6.195
 1460      350    91,200.00    90,332.63 05/01/97    599.12  80.00    114,000.00  5.695
 1461      350   181,500.00   179,773.77 05/01/97  1,192.33  88.54    205,000.00  5.695
 1462      351   195,000.00   193,236.14 06/01/97  1,248.61  86.67    225,000.00  5.445
 1463      355    60,000.00    59,677.94 10/01/97    384.19  42.25    142,000.00  5.445
 1464      353   164,000.00   162,791.12 08/01/97  1,036.60  80.00    205,000.00  5.320
 1465      354   291,900.00   290,392.63 09/01/97  2,066.05  87.13    335,000.00  6.445
 1466      354   112,500.00   108,904.12 09/01/97    757.94  61.14    184,000.00  5.945
 1467      353    80,000.00    79,565.89 09/01/97    552.55  49.38    162,000.00  6.195
 1468      354   150,000.00   149,186.09 09/01/97  1,036.02   8.93  1,680,000.00  6.195
 1469      354   279,600.00   277,668.34 09/01/97  1,698.88  63.55    440,000.00  4.945
 1470      355   110,000.00    94,219.44 10/01/97    722.63  13.75    800,000.00  5.695
 1471      353   193,600.00   192,060.84 09/01/97  1,084.11  80.00    242,000.00  4.195
 1472      354   238,000.00   233,658.45 09/01/97  1,623.58  82.64    288,000.00  6.070
 1473      355   224,000.00   222,909.15 10/01/97  1,509.13  80.00    280,000.00  5.945
 1474      355   212,000.00   210,967.54 10/01/97  1,428.29  80.00    265,000.00  5.945
 1475      355   273,850.00   272,548.71 10/01/97  1,868.14  49.34    555,000.00  6.070
 1476      354   271,000.00   269,493.05 09/01/97  1,848.70  78.55    345,000.00  6.070
 1477      355   155,000.00   154,245.13 10/01/97  1,044.27  55.36    280,000.00  5.945
 1478      354   139,000.00   138,060.02 09/01/97    924.78  73.16    190,000.00  5.820
 1479      355    78,250.00    77,868.90 10/01/97    527.19  45.76    171,000.00  5.945
 1480      355   115,000.00   114,439.94 10/01/97    774.78  69.70    165,000.00  5.945
 1481      356    95,750.00    95,322.90 11/01/97    613.10  74.80    128,000.00  5.445
 1482      356   172,750.00   172,033.64 11/01/97  1,149.32  58.56    295,000.00  5.820
 1483      355    94,050.00    93,580.63 10/01/97    625.72  67.66    139,000.00  5.820
 1484      356   178,500.00   177,759.82 11/01/97  1,187.57  69.19    258,000.00  5.820
 1485      355   132,000.00   131,452.65 11/01/97    878.20  73.33    180,000.00  5.820
 1486      355   219,550.00   210,150.17 10/01/97  1,479.15  65.93    333,000.00  5.945
 1487      356   600,000.00   597,572.24 11/01/97  4,042.32  75.00    800,000.00  5.945
 1488      356   125,100.00   124,581.23 11/01/97    832.30  90.00    139,000.00  5.820
 1489      356   234,000.00   233,053.15 11/01/97  1,576.51  73.13    320,000.00  5.945
 1490      356   325,000.00   323,684.96 11/01/97  2,189.59  47.45    685,000.00  5.945
 1491      355    88,000.00    87,537.72 11/01/97    578.10  70.40    125,000.00  5.695
 1492      355   105,000.00   104,334.26 10/01/97    612.76  70.00    150,000.00  4.570
 1493      357   159,200.00   158,660.36 12/01/97  1,045.84  58.96    270,000.00  5.695
 1494      356   288,100.00   286,905.36 11/01/97  1,916.74  51.45    560,000.00  5.820
 1495      356   434,800.00   433,040.70 11/01/97  2,929.33  54.35    800,000.00  5.945

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1436     1      1      N         N                  Y       3     0001   2,720,816    5999628  0    5999628    0001     Y
 1437     1      1      N         N                  Y       1     0001     908,898    5999669  0    5999669    0001     Y
 1438     2      1      N         N                  Y       1     0001     384,186    5999776  0    5999776    0001     Y
 1439     2      1      N         N                  Y       2     0001   1,220,088    5999842  0    5999842    0001     Y
 1440     1      1      N         N                  Y       2     0001   2,370,656    5999867  0    5999867    0001     Y
 1441     1      1      N         N                  Y       2     0001   1,558,257    5999875  0    5999875    0001     Y
 1442     1      1      N         N                  Y       2     0001     509,794    5999925  0    5999925    0001     Y
 1443     1      1      N         N                  Y       1     0001   1,765,790    5999941  0    5999941    0001     Y
 1444     1      1      N         N                  Y       3     0001   3,630,824    6000012  0    6000012    0001     Y
 1445     1      1      N         N                  Y       1     0001   1,224,967    6204085  0    6204085    0001     Y
 1446     1      1      N         N                  Y       3     0001     720,265    6204416  0    6204416    0001     Y
 1447     3      1      N         N                  Y       1     0001     697,541    6207864  0    6207864    0001     Y
 1448     1      1      N         N                  Y       2     0001     977,506    6211098  0    6211098    0001     Y
 1449     1      1      N         N                  Y       2     0001     645,107    6213946  0    6213946    0001     Y
 1450     2      1      N         N                  Y       2     0001     826,859    6215321  0    6215321    0001     Y
 1451     2      1      N         N                  Y       3     0001     763,030    6221113  0    6221113    0001     Y
 1452     3      1      N         N                  Y       3     0001     755,454    6222368  0    6222368    0001     Y
 1453     1      1      N         N                  Y       2     0001     773,818    6224018  0    6224018    0001     Y
 1454     1      1      N         N                  Y       3     0001     409,771    6229843  0    6229843    0001     Y
 1455     1      1      N         N                  Y       2     0001     356,897    6230494  0    6230494    0001     Y
 1456     1      1      N         N                  Y       2     0001     589,965    6236319  0    6236319    0001     Y
 1457     1      1      N         N                  Y       2     0001     996,229    6238257  0    6238257    0001     Y
 1458     1      1      N         N                  Y       3     0001     901,274    6238547  0    6238547    0001     Y
 1459     1      1      N         N                  Y       2     0001     795,941    6241194  0    6241194    0001     Y
 1460     3      1      N         N                  Y       1     0001     514,444    6242457  0    6242457    0001     Y
 1461     1      1      N         N                  Y       3     0001   1,023,812    6243513  0    6243513    0001     Y
 1462     1      1      N         N                  Y       3     0001   1,052,171    6244545  0    6244545    0001     Y
 1463     1      1      N         N                  Y       3     0001     324,946    6249569  0    6249569    0001     Y
 1464     1      1      N         N                  Y       1     0001     866,049    6250740  0    6250740    0001     Y
 1465     1      1      N         N                  Y       2     0001   1,871,581    6251227  0    6251227    0001     Y
 1466     1      1      N         N                  Y       2     0001     647,435    6251565  0    6251565    0001     Y
 1467     1      1      N         N                  Y       3     0001     492,911    6251599  0    6251599    0001     Y
 1468     1      1      N         N                  Y       3     0001     924,208    6251920  0    6251920    0001     Y
 1469     1      1      N         N                  Y       2     0001   1,373,070    6252290  0    6252290    0001     Y
 1470     1      1      N         N                  Y       2     0001     536,580    6252738  0    6252738    0001     Y
 1471     1      1      N         N                  Y       1     0001     805,695    6252985  0    6252985    0001     Y
 1472     1      1      N         N                  Y       2     0001   1,418,307    6253405  0    6253405    0001     Y
 1473     1      1      N         N                  Y       1     0001   1,325,195    6253728  0    6253728    0001     Y
 1474     1      1      N         N                  Y       2     0001   1,254,202    6253736  0    6253736    0001     Y
 1475     1      1      N         N                  Y       2     0001   1,654,371    6253819  0    6253819    0001     Y
 1476     1      1      N         N                  Y       2     0001   1,635,823    6253967  0    6253967    0001     Y
 1477     1      1      N         N                  Y       2     0001     916,987    6254197  0    6254197    0001     Y
 1478     1      1      N         N                  Y       3     0001     803,509    6254379  0    6254379    0001     Y
 1479     1      1      N         N                  Y       3     0001     462,931    6254585  0    6254585    0001     Y
 1480     1      1      N         N                  Y       3     0001     680,345    6254593  0    6254593    0001     Y
 1481     1      1      N         N                  Y       2     0001     519,033    6254635  0    6254635    0001     Y
 1482     1      1      N         N                  Y       2     0001   1,001,236    6255038  0    6255038    0001     Y
 1483     1      1      N         N                  Y       2     0001     544,639    6255129  0    6255129    0001     Y
 1484     1      1      N         N                  Y       2     0001   1,034,562    6255236  0    6255236    0001     Y
 1485     1      1      N         N                  Y       2     0001     765,054    6255863  0    6255863    0001     Y
 1486     1      1      N         N                  Y       2     0001   1,249,343    6255871  0    6255871    0001     Y
 1487     1      1      N         N                  Y       3     0001   3,552,567    6256135  0    6256135    0001     Y
 1488     1      1      N         N                  Y       2     0001     725,063    6256317  0    6256317    0001     Y
 1489     1      1      N         N                  Y       3     0001   1,385,501    6256978  0    6256978    0001     Y
 1490     1      1      N         N                  Y       2     0001   1,924,307    6257117  0    6257117    0001     Y
 1491     3      1      N         N                  Y       2     0001     498,527    6257182  0    6257182    0001     Y
 1492     2      1      N         N                  Y       2     0001     476,808    6257232  0    6257232    0001     Y
 1493     1      1      N         N                  Y       3     0001     903,571    6257620  0    6257620    0001     Y
 1494     1      1      N         N                  Y       2     0001   1,669,789    6258149  0    6258149    0001     Y
 1495     1      1      N         N                  Y       2     0001   2,574,427    6258594  0    6258594    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1496   6258677 COLORADO SP    CO     80917     01   2.875   13.000    2.875    360
 1497   6258719 POTOMAC        MD     20854     01   2.875   12.750    2.875    360
 1498   6258883 FREDERICKSB    VA     22407     01   2.875   13.000    2.875    360
 1499   6258891 BETHESDA       MD     20816     01   2.875   13.125    2.875    360
 1500   6258917 APPLE VALLE    MN     55124     01   2.875   13.000    2.875    360
 1501   6259113 GERMANTOWN     MD     20874     01   2.875   11.750    2.875    360
 1502   6259451 GLEN ALLEN     VA     23060     01   2.875   13.000    2.875    360
 1503   6259584 PORTLAND       OR     97203     01   2.875   13.000    2.875    360
 1504   6259873 ARLINGTON      VA     22209     01   2.875   13.000    2.875    360
 1505   6260160 WASHINGTON     DC     20008     01   2.875   12.875    2.875    360
 1506   6260244 OAKTON         VA     22124     01   2.875   13.000    2.875    360
 1507   6260301 RESTON         VA     20194     01   2.875   13.000    2.875    360
 1508   6260368 WASHINGTON     DC     20016     01   2.875   12.125    2.875    360
 1509   6260491 FAIRFAX        VA     22030     01   2.875   13.000    2.875    360
 1510   6260772 ALPHARETTA     GA     30201     01   2.875   13.125    2.875    360
 1511   6261382 OLNEY          MD     20832     01   2.875   12.625    2.875    360
 1512   6261473 BOULDER        CO     80303     01   2.875   13.000    2.875    360
 1513   6261648 SEABROOK       MD     20706     01   2.875   13.000    2.875    360
 1514   6262018 ALEXANDRIA     VA     22314     01   2.875   12.875    2.875    360
 1515   6262091 CROFTON        MD     21114     01   2.875   13.000    2.875    360
 1516   6262620 SEVERNA PAR    MD     21146     01   2.875   12.875    2.875    360
 1517   6262984 ROCKVILLE      MD     20853     01   2.875   12.875    2.875    360
 1518   6263032 CENTREVILLE    VA     20120     01   2.875   12.875    2.875    360
 1519   6263107 GAITHERSBUR    MD     20878     01   2.875   12.875    2.875    360
 1520   6263305 WEST BLOOMF    MI     48322     01   2.875   12.750    2.875    360
 1521   6263610 MANASSAS       VA     22110     01   2.875   11.375    2.875    360
 1522   6263701 HYATTSVILLE    MD     20784     01   2.875   12.625    2.875    360
 1523   6263990 RESTON         VA     22091     01   2.875   12.625    2.875    360
 1524   6264089 CODY           WY     82414     01   3.000   12.875    3.000    360
 1525   6264113 ALEXANDRIA     VA     22301     01   2.875   12.625    2.875    360
 1526   6264253 SHARPSBURG     MD     21782     01   2.875   12.750    2.875    360
 1527   6264576 GAITHESBURG    MD     20878     01   2.875   12.000    2.875    360
 1528   6264725 STERLING       VA     20165     01   2.875   13.000    2.875    360
 1529   6264923 STERLING       VA     20165     01   2.875   13.000    2.875    360
 1530   6265110 CLIFTON        VA     20124     01   2.875   12.875    2.875    360
 1531   6265144 BOCA RATON     FL     33431     01   2.875   12.875    2.875    360
 1532   6265334 READINGTON     NJ      8889     01   2.875   12.125    2.875    360
 1533   6265367 FOREST HEIG    MD     20745     01   2.875   12.875    2.875    360
 1534   6266043 LAPLATA        MD     20646     01   2.875   12.750    2.875    360
 1535   6266233 POTOMAC        MD     20854     01   2.875   12.875    2.875    360
 1536   6266449 GAITHERSBUR    MD     20878     01   2.875   13.000    2.875    360
 1537   6266936 SILVER SPRI    MD     20910     01   2.875   12.875    2.875    360
 1538   6267579 WESTON         MA      2193     01   2.875   12.875    2.875    360
 1539   6267660 VIENNA         VA     22182     01   2.875   12.375    2.875    360
 1540   6267777 WASHINGTON     DC     20011     01   2.875   12.250    2.875    360
 1541   6269369 BOWIE          MD     20720     01   2.875   12.750    2.875    360
 1542   7000045 DAVIDSON       NC     28036     01   3.000   12.375    3.000    360
 1543   7000052 CORNELIUS      NC     28031     01   3.000   13.000    3.000    360
 1544   7000060 CORNELIUS      NC     28031     01   3.000   13.125    3.000    360
 1545   7000078 DAVIDSON       NC     28036     01   3.000   13.500    3.000    360
 1546   7000128 RIDGEWOOD      NJ      7450     01   3.000   12.500    3.000    360
 1547   7000136 GAITHERSBUR    MD     20882     01   3.000   11.875    3.000    360
 1548   7000177 PROVIDENCE     RI      2906     01   3.000   12.750    3.000    360
 1549   7000201 ELLICOTT CI    MD     21042     01   3.000   12.875    3.000    360
 1550   7000219 GLYNDON        MD     21071     01   3.000   13.000    3.000    360
 1551   7000268 WAKE FOREST    NC     27587     01   3.000   12.250    3.000    360
 1552   7000276 GREENWICH      CT      6831     01   3.000   12.875    3.000    360
 1553   7000318 BALTIMORE      MD     21228     01   3.000   12.625    3.000    360
 1554   7000417 CARY           NC     27513     01   3.000   13.000    3.000    360
 1555   7000474 BETHESDA       MD     20814     01   3.000   13.125    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
 1496      356    70,500.00    70,005.90 11/01/97    469.04  53.82    131,000.00   5.820
 1497      356   290,700.00   289,434.38 11/01/97  1,885.48  95.00    306,000.00   5.570
 1498      358   122,500.00   122,196.99 01/01/98    815.00  87.50    140,000.00   5.820
 1499      356   268,650.00   266,019.53 11/01/97  1,809.95  70.70    380,000.00   5.945
 1500      356   143,400.00   142,606.50 11/01/97    954.05  75.47    190,000.00   5.820
 1501      357   184,000.00   183,226.01 12/01/97  1,073.78  61.33    300,000.00   4.570
 1502      358   114,500.00   114,216.77 01/01/98    761.78  82.37    139,000.00   5.820
 1503      357    82,600.00    82,173.63 12/01/97    549.54  68.83    120,000.00   5.820
 1504      357   266,400.00   265,518.85 12/01/97  1,772.37  80.00    333,000.00   5.820
 1505      356    90,250.00    89,944.10 12/01/97    592.88  95.00     95,000.00   5.695
 1506      357   217,500.00   216,780.57 12/01/97  1,447.04  62.14    350,000.00   5.820
 1507      355   188,800.00   188,176.41 12/01/97  1,256.10  80.00    236,000.00   5.820
 1508      356    78,000.00    77,694.42 12/01/97    473.94  45.48    171,500.00   4.945
 1509      357   214,600.00   212,884.36 12/01/97  1,427.74  76.10    282,000.00   5.820
 1510      359   412,500.00   411,838.30 02/01/98  2,779.09  75.00    550,000.00   5.945
 1511      358   178,900.00   178,423.86 01/01/98  1,145.52  94.16    190,000.00   5.445
 1512      356   123,900.00   123,490.19 12/01/97    824.31  41.30    300,000.00   5.820
 1513      357   112,000.00   111,629.55 12/01/97    745.14  80.00    140,000.00   5.820
 1514      357    95,500.00    95,176.30 12/01/97    627.37  25.47    375,000.00   5.695
 1515      357   221,000.00   220,453.37 01/01/98  1,470.32  88.40    250,000.00   5.820
 1516      358   280,000.00   279,290.22 01/01/98  1,839.41  80.00    350,000.00   5.695
 1517      357   120,000.00   119,593.24 12/01/97    788.32  80.00    150,000.00   5.695
 1518      358    28,450.00    28,377.87 01/01/98    186.90  23.32    122,000.00   5.695
 1519      357   100,000.00    97,064.11 01/01/98    656.93  68.97    145,000.00   5.695
 1520      358   200,000.00   199,480.49 01/01/98  1,297.20  66.67    300,000.00   5.570
 1521      359   194,250.00   193,813.68 02/01/98  1,087.75  85.57    227,000.00   4.195
 1522      358    81,100.00    80,367.47 01/01/98    519.30  77.24    105,000.00   5.445
 1523      359   207,000.00   206,633.71 02/01/98  1,325.45  90.00    230,000.00   5.445
 1524      359   138,900.00   138,665.93 02/01/98    912.48  57.88    240,000.00   5.695
 1525      358   208,550.00   207,994.94 01/01/98  1,335.37  89.51    233,000.00   5.445
 1526      358   143,500.00   143,127.25 01/01/98    930.74  75.93    189,000.00   5.570
 1527      360   400,000.00   399,601.79 03/01/98  2,398.21  87.91    455,000.00   4.820
 1528      359   318,750.00   318,225.90 02/01/98  2,120.66  75.00    425,000.00   5.820
 1529      359   298,000.00   297,510.02 02/01/98  1,982.61  62.74    475,000.00   5.820
 1530      359   195,000.00   194,671.40 02/01/98  1,281.02  59.09    330,000.00   5.695
 1531      360    52,500.00    52,455.89 02/01/98    344.89  61.76     85,000.00   5.695
 1532      359   214,000.00   213,582.94 02/01/98  1,300.29  73.79    290,000.00   4.945
 1533      358    88,000.00    87,851.71 02/01/98    578.10  80.00    110,000.00   5.695
 1534      360   184,800.00   184,640.89 03/01/98  1,198.61  88.00    210,000.00   5.570
 1535      359   143,000.00   142,759.03 02/01/98    939.41  45.98    311,000.00   5.695
 1536      359   240,000.00   239,605.39 02/01/98  1,596.73  80.00    300,000.00   5.820
 1537      360   116,800.00   116,701.87 03/01/98    767.30  56.98    205,000.00   5.695
 1538      360   197,000.00   196,834.50 03/01/98  1,294.15  70.36    280,000.00   5.695
 1539      360   270,000.00   269,749.92 03/01/98  1,684.45  75.00    360,000.00   5.195
 1540      359   100,000.00    99,905.11 03/01/98    615.72  80.00    125,000.00   5.070
 1541      360   125,500.00   125,391.94 03/01/98    814.00  41.83    300,000.00   5.570
 1542      359   204,500.00   204,120.17 02/01/98  1,275.82  32.98    620,000.00   5.195
 1543      359    72,000.00    71,881.62 02/01/98    479.02  80.00     90,000.00   5.820
 1544      360   293,700.00   293,465.12 03/01/98  1,978.72  89.98    326,400.00   5.945
 1545      359   342,000.00   341,490.77 02/01/98  2,391.32  95.00    360,000.00   6.320
 1546      359   171,000.00   170,689.98 02/01/98  1,080.84  95.00    180,000.00   5.320
 1547      360   392,000.00   391,506.81 03/01/98  2,044.86  80.00    490,000.00   3.570
 1548      359   161,000.00   160,861.38 03/01/98  1,044.25  78.92    204,000.00   5.570
 1549      359   132,100.00   131,877.39 02/01/98    867.81  51.80    255,000.00   5.695
 1550      358   815,500.00   814,159.16 02/01/98  5,425.55  58.25  1,400,000.00   5.820
 1551      359    96,579.00    96,395.24 02/01/98    594.66  91.98    105,000.00   5.070
 1552      359   368,000.00   367,379.89 02/01/98  2,417.50  80.00    460,000.00   5.695
 1553      359   120,000.00   119,787.66 02/01/98    768.38  80.00    150,000.00   5.445
 1554      358   105,000.00   104,827.36 02/01/98    698.57  70.47    149,000.00   5.820
 1555      359   460,000.00   459,632.14 03/01/98  3,099.11  80.00    575,000.00   5.945

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1496     1      1      N         N                  Y       2     0001     407,434    6258677  0    6258677    0001     Y
 1497     1      1      N         N                  Y       1     0001   1,612,149    6258719  0    6258719    0001     Y
 1498     1      1      N         N                  Y       2     0001     711,186    6258883  0    6258883    0001     Y
 1499     1      1      N         N                  Y       2     0001   1,581,486    6258891  0    6258891    0001     Y
 1500     1      1      N         N                  Y       2     0001     829,970    6258917  0    6258917    0001     Y
 1501     1      1      N         N                  Y       2     0001     837,343    6259113  0    6259113    0001     Y
 1502     1      1      N         N                  Y       2     0001     664,742    6259451  0    6259451    0001     Y
 1503     1      1      N         N                  Y       2     0001     478,251    6259584  0    6259584    0001     Y
 1504     3      1      N         N                  Y       2     0001   1,545,320    6259873  0    6259873    0001     Y
 1505     3      1      N         N                  Y       2     0001     512,232    6260160  0    6260160    0001     Y
 1506     1      1      N         N                  Y       3     0001   1,261,663    6260244  0    6260244    0001     Y
 1507     2      1      N         N                  Y       2     0001   1,095,187    6260301  0    6260301    0001     Y
 1508     3      1      N         N                  Y       3     0001     384,199    6260368  0    6260368    0001     Y
 1509     1      1      N         N                  Y       2     0001   1,238,987    6260491  0    6260491    0001     Y
 1510     1      1      N         N                  Y       3     0001   2,448,379    6260772  0    6260772    0001     Y
 1511     1      1      N         N                  Y       3     0001     971,518    6261382  0    6261382    0001     Y
 1512     1      1      N         N                  Y       2     0001     718,713    6261473  0    6261473    0001     Y
 1513     2      1      N         N                  Y       2     0001     649,684    6261648  0    6261648    0001     Y
 1514     2      1      N         N                  Y       2     0001     542,029    6262018  0    6262018    0001     Y
 1515     1      1      N         N                  Y       2     0001   1,283,039    6262091  0    6262091    0001     Y
 1516     1      1      N         N                  Y       2     0001   1,590,558    6262620  0    6262620    0001     Y
 1517     1      1      N         N                  Y       2     0001     681,084    6262984  0    6262984    0001     Y
 1518     2      1      N         N                  Y       2     0001     161,612    6263032  0    6263032    0001     Y
 1519     2      1      N         N                  Y       2     0001     552,780    6263107  0    6263107    0001     Y
 1520     1      1      N         N                  Y       3     0001   1,111,106    6263305  0    6263305    0001     Y
 1521     1      1      N         N                  Y       2     0001     813,048    6263610  0    6263610    0001     Y
 1522     1      1      N         N                  Y       3     0001     437,601    6263701  0    6263701    0001     Y
 1523     1      1      N         N                  Y       2     0001   1,125,121    6263990  0    6263990    0001     Y
 1524     1      1      N         N                  Y       2     0001     789,702    6264089  0    6264089    0001     Y
 1525     1      1      N         N                  Y       2     0001   1,132,532    6264113  0    6264113    0001     Y
 1526     1      1      N         N                  Y       2     0001     797,219    6264253  0    6264253    0001     Y
 1527     1      1      N         N                  Y       1     0001   1,926,081    6264576  0    6264576    0001     Y
 1528     1      1      N         N                  Y       3     0001   1,852,075    6264725  0    6264725    0001     Y
 1529     1      1      N         N                  Y       2     0001   1,731,508    6264923  0    6264923    0001     Y
 1530     1      1      N         N                  Y       2     0001   1,108,654    6265110  0    6265110    0001     Y
 1531     2      1      N         N                  Y       2     0001     298,736    6265144  0    6265144    0001     Y
 1532     1      1      N         N                  Y       3     0001   1,056,168    6265334  0    6265334    0001     Y
 1533     1      1      N         N                  Y       2     0001     500,315    6265367  0    6265367    0001     Y
 1534     1      1      N         N                  Y       2     0001   1,028,450    6266043  0    6266043    0001     Y
 1535     1      1      N         N                  Y       2     0001     813,013    6266233  0    6266233    0001     Y
 1536     1      1      N         N                  Y       3     0001   1,394,503    6266449  0    6266449    0001     Y
 1537     1      1      N         N                  Y       2     0001     664,617    6266936  0    6266936    0001     Y
 1538     1      1      N         N                  Y       2     0001   1,120,972    6267579  0    6267579    0001     Y
 1539     1      1      N         N                  Y       3     0001   1,401,351    6267660  0    6267660    0001     Y
 1540     1      1      N         N                  Y       2     0001     506,519    6267777  0    6267777    0001     Y
 1541     1      1      N         N                  Y       2     0001     698,433    6269369  0    6269369    0001     Y
 1542     1      1      N         N                  Y       2     0001   1,060,404    7000045  0    7000045    0001     Y
 1543     3      1      N         N                  Y       1     0001     418,351    7000052  0    7000052    0001     Y
 1544     1      1      N         N                  Y       1     0001   1,744,650    7000060  0    7000060    0001     Y
 1545     1      1      N         N                  Y       1     0001   2,158,222    7000078  0    7000078    0001     Y
 1546     1      1      N         N                  Y       1     0001     908,071    7000128  0    7000128    0001     Y
 1547     1      1      N         N                  Y       1     0001   1,397,679    7000136  0    7000136    0001     Y
 1548     1      1      N         N                  Y       2     0001     895,998    7000177  0    7000177    0001     Y
 1549     1      1      N         N                  Y       2     0001     751,042    7000201  0    7000201    0001     Y
 1550     1      1      N         N                  Y       2     0001   4,738,406    7000219  0    7000219    0001     Y
 1551     1      1      N         N                  Y       1     0001     488,724    7000268  0    7000268    0001     Y
 1552     1      1      N         N                  Y       3     0001   2,092,228    7000276  0    7000276    0001     Y
 1553     1      1      N         N                  Y       3     0001     652,244    7000318  0    7000318    0001     Y
 1554     1      1      N         N                  Y       2     0001     610,095    7000417  0    7000417    0001     Y
 1555     1      1      N         N                  Y       2     0001   2,732,513    7000474  0    7000474    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1556   7000532 NORTH POTOM    MD     20878     01   3.000   12.875    3.000    360
 1557   7000706 RUXTON         MD     21204     01   3.000   12.875    3.000    360
 1558   7000714 CHARLOTTE      NC     28277     01   3.000   13.000    3.000    360
 1559   7000730 GREAT FALLS    VA     22066     01   3.000   12.500    3.000    360
 1560   7000813 SALISBURY      NC     28147     01   3.000   12.500    3.000    360
 1561   7000862 WILMINGTON     NC     28409     01   3.000   12.750    3.000    360
 1562   7000888 MCKINNEY       TX     75070     01   3.000   13.125    3.000    360
 1563   7000938 WAKE FOREST    NC     27587     01   3.000   12.875    3.000    360
 1564   7000961 CENTREVILLE    VA     20121     01   3.000   12.875    3.000    360
 1565   7001019 CHARLOTTE      NC     28203     01   3.000   12.375    3.000    360
 1566   7001092 MONMOUTH JU    NJ      8852     01   3.000   12.750    3.000    360
 1567   7001100 BOILING SPR    NC     28461     01   3.000   12.750    3.000    360
 1568   7001126 CHAPEL HILL    NC     27514     01   3.000   12.250    3.000    360
 1569   7001142 LORTON         VA     22079     01   3.000   12.000    3.000    360
 1570   7001183 SILVER SPRI    MD     20902     01   3.000   12.875    3.000    360
 1571   7001209 CHARLOTTE      NC     28277     01   3.000   12.375    3.000    360
 1572   7001217 ANDOVER        MA      1810     01   3.000   12.875    3.000    360
 1573   7001274 MIDLOTHIAN     VA     23113     01   3.000   12.875    3.000    360
 1574   7001282 BRICK          NJ      8723     01   3.000   12.500    3.000    360
 1575   7001472 CHICAGO        IL     60630     01   3.000   12.875    3.000    360
 1576   7001506 NORTHFIELD     IL     60093     01   3.000   12.500    3.000    360
 1577   7001530 HUNT VALLEY    MD     21131     01   3.000   12.750    3.000    360
 1578   7001597 MARIETTA       GA     30068     01   3.000   13.000    3.000    360
 1579   7001647 WILMINGTON     NC     28412     01   3.000   13.000    3.000    360
 1580   7001704 WILMINGTON     NC     28409     01   3.000   12.125    3.000    360
 1581   7001712 RUTHERFORD     NJ      7070     01   3.000   12.500    3.000    360
 1582   7001787 LEESBURG       VA     20175     01   3.000   12.250    3.000    360
 1583   7001852 MANCHESTER     MA      1944     01   3.000   12.750    3.000    360
 1584   7001860 POTOMAC        MD     20854     01   3.000   12.750    3.000    360
 1585   7001878 ALEXANDRIA     VA     22310     01   3.000   12.875    3.000    360
 1586   7001902 STATESVILLE    NC     28677     01   3.000   12.875    3.000    360
 1587   7001928 HOLDEN         MA      1520     01   3.000   12.625    3.000    360
 1588   7001977 WILMETTE       IL     60091     01   3.000   12.500    3.000    360
 1589   7002082 ALEXANDRIA     VA     22304     01   3.000   13.000    3.000    360
 1590   7002140 PARKTON        MD     21120     01   3.000   12.750    3.000    360
 1591   7002157 FAIRFAX        VA     22031     01   3.000   13.000    3.000    360
 1592   7002173 CONCORD        NC     28027     01   3.000   12.625    3.000    360
 1593   7002181 ATLANTA        GA     30309     01   3.000   12.375    3.000    360
 1594   7002207 CHAPEL HILL    NC     27514     01   3.000   12.750    3.000    360
 1595   7002272 BETHESDA       MD     20817     01   3.000   12.875    3.000    360
 1596   7002314 ALEXANDRIA     VA     22309     01   3.000   12.625    3.000    360
 1597   7002322 WASHINGTON     DC     20008     01   3.000   12.875    3.000    360
 1598   7002330 CHARLOTTE      NC     28209     01   3.000   12.500    3.000    360
 1599   7002363 WASHINGTON     DC     20007     01   3.000   12.625    3.000    360
 1600   7002371 LISBON         MD     21765     01   3.000   12.875    3.000    360
 1601   7002389 BARRINGTON     IL     60010     01   3.000   12.875    3.000    360
 1602   7002405 WESTPORT       CT      6880     01   3.000   12.875    3.000    360
 1603   7002421 ACCOKEEK       MD     20607     01   3.000   12.875    3.000    360
 1604   7002439 GREENWICH      CT      6831     01   3.000   12.375    3.000    360
 1605   7002454 HIGHLAND PA    IL     60035     01   3.000   12.625    3.000    360
 1606   7002462 BETHESDA       MD     20816     01   3.000   12.750    3.000    360
 1607   7002470 BALTIMORE      MD     21209     01   3.000   12.875    3.000    360
 1608   7002488 COROLLA        NC     27927     01   3.000   13.000    3.000    360
 1609   7002561 DES PLAINES    IL     60018     01   3.000   12.875    3.000    360
 1610   7002611 FALLS CHURC    VA     22042     01   3.000   12.875    3.000    360
 1611   7002660 MATTAPOISET    MA      2739     01   3.000   12.625    3.000    360
 1612   7002678 STONE MOUNT    GA     30088     01   3.000   12.500    3.000    360
 1613   7002801 ADVANCE        NC     27006     01   3.000   12.375    3.000    360
 1614   7002835 GAITHERSBUR    MD     20882     01   3.000   12.750    3.000    360
 1615   7002868 GERMANTOWN     MD     20874     01   3.000   12.625    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP 1 LOANS
 1556      360   224,500.00   224,311.39 02/01/98  1,474.81  79.33    283,000.00   5.695
 1557      359   227,000.00   226,617.49 02/01/98  1,491.23  72.76    312,000.00   5.695
 1558      360   291,850.00   291,610.77 03/01/98  1,941.69  38.15    765,000.00   5.820
 1559      360   195,000.00   194,823.71 03/01/98  1,232.54  83.69    233,000.00   5.320
 1560      360   185,000.00   184,832.75 03/01/98  1,169.33  75.45    245,200.00   5.320
 1561      358   227,150.00   226,757.74 02/01/98  1,473.30  79.42    286,000.00   5.570
 1562      360   292,000.00   291,766.49 03/01/98  1,967.26  80.00    365,000.00   5.945
 1563      359   160,000.00   159,730.39 02/01/98  1,051.09  82.47    194,000.00   5.695
 1564      360   288,000.00   287,758.04 03/01/98  1,891.96  90.00    320,000.00   5.695
 1565      359   112,000.00   111,791.97 02/01/98    698.74  89.96    124,500.00   5.195
 1566      360   335,000.00   334,711.56 03/01/98  2,172.81  79.76    420,000.00   5.570
 1567      359    98,000.00    92,915.62 03/01/98    635.63  80.00    122,500.00   5.570
 1568      360   227,050.00   226,834.56 03/01/98  1,397.99  95.00    239,000.00   5.070
 1569      359   128,000.00   127,872.57 03/01/98    767.43  80.00    160,000.00   4.820
 1570      360   143,000.00   142,879.86 03/01/98    939.41  88.82    161,000.00   5.695
 1571      359   153,400.00   153,115.08 02/01/98    957.02  94.98    161,500.00   5.195
 1572      360   237,000.00   236,800.88 03/01/98  1,556.93  65.83    360,000.00   5.695
 1573      359   506,250.00   505,391.79 02/01/98  3,325.71  75.00    675,000.00   5.695
 1574      360   143,000.00   142,870.72 03/01/98    903.86  79.44    180,000.00   5.320
 1575      360   100,000.00    99,915.99 03/01/98    656.93  69.93    143,000.00   5.695
 1576      360 1,000,000.00   999,095.98 03/01/98  6,320.69  38.46  2,600,000.00   5.320
 1577      359   274,400.00   273,926.15 02/01/98  1,779.76  80.00    343,000.00   5.570
 1578      360   384,000.00   383,685.23 03/01/98  2,554.77  76.80    500,000.00   5.820
 1579      359    85,400.00    85,259.59 02/01/98    568.17  94.99     89,900.00   5.820
 1580      359   130,000.00   129,746.64 02/01/98    789.90  89.97    144,500.00   4.945
 1581      359   100,000.00    99,818.71 02/01/98    632.07  88.11    113,500.00   5.320
 1582      360   219,900.00   219,691.34 03/01/98  1,353.97  79.99    274,900.00   5.070
 1583      360   547,000.00   546,529.03 03/01/98  3,547.84  64.35    850,000.00   5.570
 1584      358   248,000.00   246,776.13 02/01/98  1,608.53  54.51    455,000.00   5.570
 1585      360   224,700.00   224,511.22 03/01/98  1,476.12  78.84    285,000.00   5.695
 1586      359    98,400.00    98,234.19 02/01/98    646.42  80.00    123,000.00   5.695
 1587      359   260,800.00   260,569.89 03/01/98  1,669.94  80.00    326,000.00   5.445
 1588      360   800,000.00   799,276.78 03/01/98  5,056.55  40.00  2,000,000.00   5.320
 1589      359   166,250.00   165,976.65 02/01/98  1,106.07  95.00    175,000.00   5.820
 1590      358   280,800.00   280,315.10 02/01/98  1,821.27  90.00    312,000.00   5.570
 1591      360   288,000.00   287,763.92 03/01/98  1,916.08  71.55    402,500.00   5.820
 1592      358   216,050.00   215,273.31 01/01/98  1,383.40  79.99    270,092.00   5.445
 1593      359    69,250.00    69,121.38 02/01/98    432.03  94.99     72,900.00   5.195
 1594      360   206,400.00   206,222.29 03/01/98  1,338.71  80.00    258,000.00   5.570
 1595      360   315,000.00   314,735.36 03/01/98  2,069.33  75.00    420,000.00   5.695
 1596      360    70,000.00    69,938.24 03/01/98    448.22  40.70    172,000.00   5.445
 1597      360   161,300.00   161,164.48 03/01/98  1,059.63  71.06    227,000.00   5.695
 1598      360   108,000.00   107,902.36 03/01/98    682.64  78.83    137,000.00   5.320
 1599      360   210,000.00   209,814.71 03/01/98  1,344.66  73.68    285,000.00   5.445
 1600      360   258,400.00   258,182.91 03/01/98  1,697.51  65.42    395,000.00   5.695
 1601      360   168,000.00   167,858.85 03/01/98  1,103.65  80.00    210,000.00   5.695
 1602      360   340,000.00   339,714.36 03/01/98  2,233.56  80.00    425,000.00   5.695
 1603      359    50,000.00    49,835.75 02/01/98    328.47  11.76    425,000.00   5.695
 1604      360   835,000.00   834,226.62 03/01/98  5,209.32  48.41  1,725,000.00   5.195
 1605      360   456,000.00   455,597.68 03/01/98  2,919.82  72.96    625,000.00   5.445
 1606      359   430,000.00   429,629.77 03/01/98  2,788.98  79.12    543,500.00   5.570
 1607      360   145,000.00   144,878.18 03/01/98    952.55  87.88    165,000.00   5.695
 1608      360   423,000.00   422,653.27 03/01/98  2,814.23  90.00    470,000.00   5.820
 1609      359    97,600.00    97,482.01 03/01/98    641.17  80.00    122,000.00   5.695
 1610      360   119,150.00   119,049.89 03/01/98    782.74  76.87    155,000.00   5.695
 1611      359   320,000.00   319,717.67 03/01/98  2,049.00  66.32    482,500.00   5.445
 1612      359    87,300.00    87,141.73 02/01/98    551.80  73.98    118,000.00   5.320
 1613      360    96,000.00    95,911.08 03/01/98    598.92  80.00    120,000.00   5.195
 1614      360   572,000.00   571,507.51 03/01/98  3,709.99  80.00    715,000.00   5.570
 1615      360   118,400.00   118,295.54 03/01/98    758.13  80.00    148,000.00   5.445

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1556     1      1      N         N                  Y       2     0001   1,277,453    7000532  0    7000532    0001     Y
 1557     1      1      N         N                  Y       1     0001   1,290,587    7000706  0    7000706    0001     Y
 1558     1      1      N         N                  Y       3     0001   1,697,175    7000714  0    7000714    0001     Y
 1559     1      1      N         N                  Y       2     0001   1,036,462    7000730  0    7000730    0001     Y
 1560     1      1      N         N                  Y       1     0001     983,310    7000813  0    7000813    0001     Y
 1561     1      1      N         N                  Y       2     0001   1,263,041    7000862  0    7000862    0001     Y
 1562     1      1      N         N                  Y       2     0001   1,734,552    7000888  0    7000888    0001     Y
 1563     1      1      N         N                  Y       2     0001     909,665    7000938  0    7000938    0001     Y
 1564     1      1      N         N                  Y       2     0001   1,638,782    7000961  0    7000961    0001     Y
 1565     3      1      N         N                  Y       1     0001     580,759    7001019  0    7001019    0001     Y
 1566     1      1      N         N                  Y       2     0001   1,864,343    7001092  0    7001092    0001     Y
 1567     1      1      N         N                  Y       1     0001     517,540    7001100  0    7001100    0001     Y
 1568     1      1      N         N                  Y       1     0001   1,150,051    7001126  0    7001126    0001     Y
 1569     1      1      N         N                  Y       1     0001     616,346    7001142  0    7001142    0001     Y
 1570     1      1      N         N                  Y       2     0001     813,701    7001183  0    7001183    0001     Y
 1571     1      1      N         N                  Y       1     0001     795,433    7001209  0    7001209    0001     Y
 1572     1      1      N         N                  Y       3     0001   1,348,581    7001217  0    7001217    0001     Y
 1573     1      1      N         N                  Y       1     0001   2,878,206    7001274  0    7001274    0001     Y
 1574     1      1      N         N                  Y       2     0001     760,072    7001282  0    7001282    0001     Y
 1575     1      1      N         N                  Y       2     0001     569,022    7001472  0    7001472    0001     Y
 1576     1      1      N         N                  Y       2     0001   5,315,191    7001506  0    7001506    0001     Y
 1577     1      1      N         N                  Y       1     0001   1,525,769    7001530  0    7001530    0001     Y
 1578     1      1      N         N                  Y       2     0001   2,233,048    7001597  0    7001597    0001     Y
 1579     1      1      N         N                  Y       1     0001     496,211    7001647  0    7001647    0001     Y
 1580     1      1      N         N                  Y       1     0001     641,597    7001704  0    7001704    0001     Y
 1581     3      1      N         N                  Y       1     0001     531,036    7001712  0    7001712    0001     Y
 1582     1      1      N         N                  Y       1     0001   1,113,835    7001787  0    7001787    0001     Y
 1583     1      1      N         N                  Y       2     0001   3,044,167    7001852  0    7001852    0001     Y
 1584     1      1      N         N                  Y       2     0001   1,374,543    7001860  0    7001860    0001     Y
 1585     1      1      N         N                  Y       2     0001   1,278,591    7001878  0    7001878    0001     Y
 1586     1      1      N         N                  Y       1     0001     559,444    7001902  0    7001902    0001     Y
 1587     1      1      N         N                  Y       2     0001   1,418,803    7001928  0    7001928    0001     Y
 1588     1      1      N         N                  Y       2     0001   4,252,152    7001977  0    7001977    0001     Y
 1589     1      1      N         N                  Y       1     0001     965,984    7002082  0    7002082    0001     Y
 1590     1      1      N         N                  Y       1     0001   1,561,355    7002140  0    7002140    0001     Y
 1591     1      1      N         N                  Y       2     0001   1,674,786    7002157  0    7002157    0001     Y
 1592     1      1      N         N                  Y       1     0001   1,172,163    7002173  0    7002173    0001     Y
 1593     3      1      N         N                  Y       1     0001     359,086    7002181  0    7002181    0001     Y
 1594     1      1      N         N                  Y       2     0001   1,148,658    7002207  0    7002207    0001     Y
 1595     2      1      N         N                  Y       2     0001   1,792,418    7002272  0    7002272    0001     Y
 1596     1      1      N         N                  Y       3     0001     380,814    7002314  0    7002314    0001     Y
 1597     3      1      N         N                  Y       2     0001     917,832    7002322  0    7002322    0001     Y
 1598     1      1      N         N                  Y       3     0001     574,041    7002330  0    7002330    0001     Y
 1599     1      1      N         N                  Y       3     0001   1,142,441    7002363  0    7002363    0001     Y
 1600     1      1      N         N                  Y       2     0001   1,470,352    7002371  0    7002371    0001     Y
 1601     1      1      N         N                  Y       2     0001     955,956    7002389  0    7002389    0001     Y
 1602     1      1      N         N                  Y       1     0001   1,934,673    7002405  0    7002405    0001     Y
 1603     1      1      N         N                  Y       1     0001     283,815    7002421  0    7002421    0001     Y
 1604     1      1      N         N                  Y       3     0001   4,333,807    7002439  0    7002439    0001     Y
 1605     1      1      N         N                  Y       2     0001   2,480,729    7002454  0    7002454    0001     Y
 1606     1      1      N         N                  Y       2     0001   2,393,038    7002462  0    7002462    0001     Y
 1607     2      1      N         N                  Y       2     0001     825,081    7002470  0    7002470    0001     Y
 1608     1      1      N         N                  Y       1     0001   2,459,842    7002488  0    7002488    0001     Y
 1609     1      1      N         N                  Y       2     0001     555,160    7002561  0    7002561    0001     Y
 1610     1      1      N         N                  Y       2     0001     677,989    7002611  0    7002611    0001     Y
 1611     1      1      N         N                  Y       3     0001   1,740,863    7002660  0    7002660    0001     Y
 1612     1      1      N         N                  Y       3     0001     463,594    7002678  0    7002678    0001     Y
 1613     3      1      N         N                  Y       1     0001     498,258    7002801  0    7002801    0001     Y
 1614     1      1      N         N                  Y       2     0001   3,183,297    7002835  0    7002835    0001     Y
 1615     1      1      N         N                  Y       3     0001     644,119    7002868  0    7002868    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP 1 LOANS
 1616   7002876 MOORESVILLE    NC     28115     01   3.000   12.500    3.000    360
 1617   7002918 FORT WASHIN    MD     20744     01   3.000   12.625    3.000    360
 1618   7002959 MOORESVILLE    NC     28115     01   3.000   12.625    3.000    360
 1619   7002967 MILLSTONE      NJ      7728     01   3.000   12.250    3.000    360
 1620   7002983 HAWTHORNE W    IL     60047     01   3.000   12.750    3.000    360
 1621   7003064 STERLING       VA     20165     01   3.000   12.750    3.000    360
 1622   7003072 GLEN ARM       MD     21057     01   3.000   12.500    3.000    360
 1623   7003080 LUTHERVILLE    MD     21093     01   3.000   12.500    3.000    360
 1624   7003098 ALEXANDRIA     VA     22315     01   3.000   12.625    3.000    360
 1625   7003130 GREAT FALLS    VA     22066     01   3.000   12.500    3.000    360
 1626   7003189 MCLEAN         VA     22101     01   3.000   12.750    3.000    360
 1627   7003239 HAMILTON       VA     20158     01   3.000   12.250    3.000    360
 1628   7003262 DEERFIELD      IL     60015     01   3.000   12.500    3.000    360
 1629   7003296 ALPHARETTA     GA     30004     01   3.000   12.750    3.000    360
 1630   7003304 ROCKVILLE      MD     20850     01   3.000   12.625    3.000    360
 1631   7003361 GLENN DALE     MD     20769     01   3.000   12.750    3.000    360
 1632   7003403 BURLINGTON     NC     27215     01   3.000   12.250    3.000    360
 1633   7003445 CHAPEL HILL    NC     27514     01   3.000   12.625    3.000    360
 1634   7003569 DAVIDSON       NC     28036     01   3.000   12.625    3.000    360
 1635   7003593 CROFTON        MD     21114     01   3.000   12.500    3.000    360
 1636   7003635 FREDERICK      MD     21702     01   3.000   12.500    3.000    360
 1637   7003684 OLNEY          MD     20832     01   3.000   12.000    3.000    360
 1638   7003692 CORNELIUS      NC     28031     01   3.000   12.750    3.000    360
 1639   7003718 COLUMBIA       MD     21044     01   3.000   12.750    3.000    360
 1640   7003791 BETHANY BEA    DE     19930     01   3.000   12.750    3.000    360
 1641   7003858 BETHESDA       MD     20816     01   3.000   12.500    3.000    360
 1642   7003890 WILTON         CT      6897     01   3.000   12.125    3.000    360
 1643   7003965 CHICAGO        IL     60614     01   3.000   12.375    3.000    360
 1644   7004070 GAITHERSBUR    MD     20877     01   3.000   12.750    3.000    360
 1645   7004187 SYKESVILLE     MD     21784     01   3.000   12.500    3.000    360
 1646   7004260 LANDENBURG     PA     19350     01   3.300   13.150    3.300    360
 1647   7004278 COLUMBIA       SC     29205     01   3.000   12.625    3.000    360
 1648   7004310 SPRINGFIELD    VA     22153     01   3.000   12.750    3.000    360
 1649   7004385 MILLERS        MD     21102     01   3.000   12.500    3.000    360
 1650   7004476 MATTHEWS       NC     28105     01   3.000   12.750    3.000    360
 1651   7004542 ARLINGTON      VA     22206     01   3.000   12.500    3.000    360
 1652   7004690 FAIRFAX        VA     22030     01   3.000   12.625    3.000    360
 1653   7004708 WASHINGTON     DC     20007     01   3.000   12.625    3.000    360
 1654   7004765 CHICAGO        IL     60614     01   3.000   12.750    3.000    360
 1655   7005051 POTOMAC        MD     20854     01   3.000   12.625    3.000    360
 1656   7005077 GLENCOE        IL     60022     01   3.000   12.625    3.000    360
 1657   7005101 MIDLOTHIAN     VA     23112     01   3.000   11.875    3.000    360
 1658   7005218 COLUMBIA       SC     29205     01   3.000   12.125    3.000    360
 1659   7005580 VOORHEES       NJ      8043     01   3.000   12.125    3.000    360
 1660   7005820 LEESBURG       VA     20175     01   3.000   12.250    3.000    360
 1661   7005960 CENTREVILLE    VA     20120     01   3.000   12.625    3.000    360
 1662   7006042 ALEXANDRIA     VA     22301     01   3.000   12.375    3.000    360
 1663   7006117 SILVER SPRI    MD     20910     01   3.000   12.125    3.000    360
 1664   7006174 BELMONT        MA      2178     01   3.000   12.625    3.000    360
 1665   7006240 FAIRFAX STA    VA     22039     01   3.000   12.000    3.000    360
 1666   7006851 RESTON         VA     20194     01   3.000   12.500    3.000    360
 1667   7006927 POTOMAC        MD     20854     01   3.000   12.375    3.000    360
 1668   7007438 STERLING       VA     20165     01   3.000   12.500    3.000    360
 1669   7007479 WALDORF        MD     20603     01   3.000   12.500    3.000    360
 1670   7008253 POTOMAC        MD     20854     01   3.000   12.250    3.000    360
 1671   7008311 WASHINGTON     DC     20008     01   3.000   12.375    3.000    360
 1672   7008493 RESTON         VA     20191     01   3.000   12.500    3.000    360
 1673   7009988 FAIRFAX        VA     22031     01   3.000   11.750    3.000    360
 1674   7010721 POTOMAC        MD     20854     01   3.000   12.000    3.000    360
 1675   7011026 HIGH POINT     NC     27265     01   3.000   11.750    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised     Net
         Term       Bal          Bal       date       p&i      LTV     Value     Mtg Rate

GROUP 1 LOANS
 1616      359   125,950.00   125,721.66 02/01/98    796.09  73.23    172,000.00   5.320
 1617      359   120,000.00   119,894.12 03/01/98    768.38  43.64    275,000.00   5.445
 1618      359   134,100.00   133,862.71 02/01/98    858.66  88.28    151,900.00   5.445
 1619      360   168,000.00   167,840.59 03/01/98  1,034.41  73.04    230,000.00   5.070
 1620      359   260,000.00   259,551.02 02/01/98  1,686.36  80.00    325,000.00   5.570
 1621      360   247,000.00   246,787.33 03/01/98  1,602.04  74.17    333,000.00   5.570
 1622      360   870,000.00   869,213.50 03/01/98  5,499.00  61.05  1,425,000.00   5.320
 1623      360   650,000.00   649,412.38 03/01/98  4,108.45  46.43  1,400,000.00   5.320
 1624      359   175,000.00   174,845.60 03/01/98  1,120.55  87.50    200,000.00   5.445
 1625      359   600,000.00   598,912.24 02/01/98  3,792.41  73.17    820,000.00   5.320
 1626      360   326,800.00   326,518.63 03/01/98  2,119.62  58.78    556,000.00   5.570
 1627      360   256,000.00   255,757.09 03/01/98  1,576.24  80.00    320,000.00   5.070
 1628      359   171,250.00   171,095.18 03/01/98  1,082.42  36.83    465,000.00   5.320
 1629      360   600,000.00   599,483.41 03/01/98  3,891.59  80.00    750,000.00   5.570
 1630      360   312,000.00   311,724.72 03/01/98  1,997.78  80.00    390,000.00   5.445
 1631      360   236,000.00   235,796.80 03/01/98  1,530.70  85.82    275,000.00   5.570
 1632      360    73,000.00    72,930.73 03/01/98    449.48  78.49     93,000.00   5.070
 1633      359   494,000.00   493,125.90 02/01/98  3,163.14  65.87    750,000.00   5.445
 1634      359   227,150.00   226,949.59 03/01/98  1,454.47  66.81    340,000.00   5.445
 1635      360   161,600.00   161,453.90 03/01/98  1,021.43  80.00    202,000.00   5.320
 1636      360   203,250.00   203,066.26 03/01/98  1,284.68  77.87    261,000.00   5.320
 1637      360   213,750.00   213,537.21 03/01/98  1,281.54  75.00    285,000.00   4.820
 1638      360   140,600.00   140,478.94 03/01/98    911.93  95.00    148,000.00   5.570
 1639      359   230,600.00   230,401.46 03/01/98  1,495.67  67.82    340,000.00   5.570
 1640      359   170,000.00   169,853.63 03/01/98  1,102.62  64.89    262,000.00   5.570
 1641      359   328,000.00   327,703.48 03/01/98  2,073.19  80.00    410,000.00   5.320
 1642      360   465,925.00   465,472.15 03/01/98  2,831.01  79.99    582,500.00   4.945
 1643      359   185,100.00   184,728.55 03/01/98  1,154.79  74.04    250,000.00   5.195
 1644      359   180,000.00   179,845.02 03/01/98  1,167.48  75.00    240,000.00   5.570
 1645      359   240,000.00   239,783.03 03/01/98  1,516.97  75.00    320,000.00   5.320
 1646      360   282,700.00   282,475.05 03/01/98  1,909.37  89.99    314,149.00   5.570
 1647      359   158,300.00   158,160.33 03/01/98  1,013.62  79.99    197,900.00   5.445
 1648      360    85,000.00    84,926.81 03/01/98    551.31  68.00    125,000.00   5.570
 1649      360   215,000.00   214,805.63 03/01/98  1,358.95  80.00    268,750.00   5.320
 1650      360   222,500.00   222,308.42 03/01/98  1,443.14  71.31    312,000.00   5.570
 1651      360   121,600.00   121,490.07 03/01/98    768.60  80.00    152,000.00   5.320
 1652      359   132,000.00   131,883.53 03/01/98    845.22  80.00    165,000.00   5.445
 1653      360   215,200.00   215,010.13 03/01/98  1,377.95  80.00    269,000.00   5.445
 1654      360   489,000.00   488,578.97 03/01/98  3,171.65  69.36    705,000.00   5.570
 1655      360   700,000.00   699,382.40 03/01/98  4,482.18  72.54    965,000.00   5.445
 1656      360   245,000.00   244,783.83 03/01/98  1,568.77  52.13    470,000.00   5.445
 1657      359   144,800.00   144,652.37 03/01/98    856.55  80.00    181,000.00   4.695
 1658      359   195,000.00   194,810.46 03/01/98  1,184.85  37.14    525,000.00   4.945
 1659      360   160,000.00   159,844.49 03/01/98    972.18  58.18    275,000.00   4.945
 1660      360   221,000.00   220,790.30 03/01/98  1,360.74  58.93    375,000.00   5.070
 1661      360   280,000.00   279,752.95 03/01/98  1,792.88  80.00    350,000.00   5.445
 1662      359   201,000.00   200,813.83 03/01/98  1,253.98  78.67    255,500.00   5.195
 1663      360   195,600.00   195,409.88 03/01/98  1,188.49  80.00    244,500.00   4.945
 1664      360   248,000.00   247,781.19 03/01/98  1,587.98  80.00    310,000.00   5.445
 1665      359   307,000.00   306,694.37 03/01/98  1,840.63  79.33    387,000.00   4.820
 1666      360   275,200.00   274,951.21 03/01/98  1,739.46  80.00    344,000.00   5.320
 1667      360   755,000.00   754,300.72 03/01/98  4,710.22  74.75  1,010,000.00   5.195
 1668      360   156,000.00   155,858.97 03/01/98    986.03  80.00    195,000.00   5.320
 1669      359   172,800.00   172,543.78 03/01/98  1,092.22  95.00    181,900.00   5.320
 1670      360   440,000.00   439,582.51 03/01/98  2,709.16  80.00    550,000.00   5.070
 1671      360   425,000.00   424,606.36 03/01/98  2,651.45  70.83    600,000.00   5.195
 1672      360   232,000.00   231,790.27 03/01/98  1,466.40  80.00    290,000.00   5.320
 1673      360   327,100.00   326,758.48 03/01/98  1,908.87  79.99    408,902.00   4.570
 1674      359   520,000.00   519,482.33 03/01/98  3,117.67  80.00    650,000.00   4.820
 1675      360   135,000.00   134,859.04 03/01/98    787.83  60.54    223,000.00   4.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP 1 LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1616     1      1      N         N                  Y       3     0001     668,839    7002876  0    7002876    0001     Y
 1617     1      1      N         N                  Y       3     0001     652,823    7002918  0    7002918    0001     Y
 1618     3      1      N         N                  Y       1     0001     728,882    7002959  0    7002959    0001     Y
 1619     1      1      N         N                  Y       3     0001     850,952    7002967  0    7002967    0001     Y
 1620     1      1      N         N                  Y       1     0001   1,445,699    7002983  0    7002983    0001     Y
 1621     1      1      N         N                  Y       2     0001   1,374,605    7003064  0    7003064    0001     Y
 1622     1      1      N         N                  Y       2     0001   4,624,216    7003072  0    7003072    0001     Y
 1623     1      1      N         N                  Y       2     0001   3,454,874    7003080  0    7003080    0001     Y
 1624     1      1      N         N                  Y       2     0001     952,034    7003098  0    7003098    0001     Y
 1625     1      1      N         N                  Y       2     0001   3,186,213    7003130  0    7003130    0001     Y
 1626     1      1      N         N                  Y       2     0001   1,818,709    7003189  0    7003189    0001     Y
 1627     1      1      N         N                  Y       1     0001   1,296,688    7003239  0    7003239    0001     Y
 1628     1      1      N         N                  Y       2     0001     910,226    7003262  0    7003262    0001     Y
 1629     1      1      N         N                  Y       3     0001   3,339,123    7003296  0    7003296    0001     Y
 1630     1      1      N         N                  Y       2     0001   1,697,341    7003304  0    7003304    0001     Y
 1631     1      1      N         N                  Y       2     0001   1,313,388    7003361  0    7003361    0001     Y
 1632     1      1      N         N                  Y       1     0001     369,759    7003403  0    7003403    0001     Y
 1633     1      1      N         N                  Y       2     0001   2,685,071    7003445  0    7003445    0001     Y
 1634     1      1      N         N                  Y       2     0001   1,235,741    7003569  0    7003569    0001     Y
 1635     1      1      N         N                  Y       1     0001     858,935    7003593  0    7003593    0001     Y
 1636     1      1      N         N                  Y       2     0001   1,080,313    7003635  0    7003635    0001     Y
 1637     1      1      N         N                  Y       3     0001   1,029,249    7003684  0    7003684    0001     Y
 1638     3      1      N         N                  Y       1     0001     782,468    7003692  0    7003692    0001     Y
 1639     1      1      N         N                  Y       2     0001   1,283,336    7003718  0    7003718    0001     Y
 1640     1      1      N         N                  Y       2     0001     946,085    7003791  0    7003791    0001     Y
 1641     1      1      N         N                  Y       2     0001   1,743,383    7003858  0    7003858    0001     Y
 1642     1      1      N         N                  Y       1     0001   2,301,760    7003890  0    7003890    0001     Y
 1643     2      1      N         N                  Y       2     0001     959,665    7003965  0    7003965    0001     Y
 1644     1      1      N         N                  Y       2     0001   1,001,737    7004070  0    7004070    0001     Y
 1645     1      1      N         N                  Y       3     0001   1,275,646    7004187  0    7004187    0001     Y
 1646     1      1      Y         N                  Y       1     0001   1,573,386    7004260  0    7004260    0001     Y
 1647     1      1      N         N                  Y       1     0001     861,183    7004278  0    7004278    0001     Y
 1648     2      1      N         N                  Y       2     0001     473,042    7004310  0    7004310    0001     Y
 1649     1      1      N         N                  Y       1     0001   1,142,766    7004385  0    7004385    0001     Y
 1650     1      1      N         N                  Y       2     0001   1,238,258    7004476  0    7004476    0001     Y
 1651     3      1      N         N                  Y       2     0001     646,327    7004542  0    7004542    0001     Y
 1652     1      1      N         N                  Y       3     0001     718,106    7004690  0    7004690    0001     Y
 1653     1      1      N         N                  Y       3     0001   1,170,730    7004708  0    7004708    0001     Y
 1654     1      1      N         N                  Y       2     0001   2,721,385    7004765  0    7004765    0001     Y
 1655     1      1      N         N                  Y       2     0001   3,808,137    7005051  0    7005051    0001     Y
 1656     1      1      N         N                  Y       2     0001   1,332,848    7005077  0    7005077    0001     Y
 1657     1      1      N         N                  Y       1     0001     679,143    7005101  0    7005101    0001     Y
 1658     1      1      N         N                  Y       1     0001     963,338    7005218  0    7005218    0001     Y
 1659     1      1      N         N                  Y       3     0001     790,431    7005580  0    7005580    0001     Y
 1660     1      1      N         N                  Y       2     0001   1,119,407    7005820  0    7005820    0001     Y
 1661     1      1      N         N                  Y       2     0001   1,523,255    7005960  0    7005960    0001     Y
 1662     1      1      N         N                  Y       2     0001   1,043,228    7006042  0    7006042    0001     Y
 1663     1      1      N         N                  Y       1     0001     966,302    7006117  0    7006117    0001     Y
 1664     1      1      N         N                  Y       2     0001   1,349,169    7006174  0    7006174    0001     Y
 1665     1      1      N         N                  Y       1     0001   1,478,267    7006240  0    7006240    0001     Y
 1666     1      1      N         N                  Y       2     0001   1,462,740    7006851  0    7006851    0001     Y
 1667     1      1      N         N                  Y       2     0001   3,918,592    7006927  0    7006927    0001     Y
 1668     2      1      N         N                  Y       2     0001     829,170    7007438  0    7007438    0001     Y
 1669     1      1      N         N                  Y       1     0001     917,933    7007479  0    7007479    0001     Y
 1670     2      1      N         N                  Y       2     0001   2,228,683    7008253  0    7008253    0001     Y
 1671     1      1      N         N                  Y       2     0001   2,205,830    7008311  0    7008311    0001     Y
 1672     1      1      N         N                  Y       2     0001   1,233,124    7008493  0    7008493    0001     Y
 1673     1      1      N         N                  Y       1     0001   1,493,286    7009988  0    7009988    0001     Y
 1674     1      1      N         N                  Y       2     0001   2,503,905    7010721  0    7010721    0001     Y
 1675     1      1      N         N                  Y       2     0001     616,306    7011026  0    7011026    0001     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP I LOANS
 1676   7011554 MCLEAN         VA     22101     01   3.000   12.625    3.000    360
 1677   7012636 WILMINGTON     NC     28409     01   3.000   12.500    3.000    360
 1678   7012701 KENSINGTON     MD     20895     01   3.000   11.875    3.000    360
 1679   7012719 LAKE FOREST    IL     60045     01   3.000   12.625    3.000    360
 1680   7012743 MCLEAN         VA     22101     01   3.000   12.250    3.000    360
 1681   7012818 ELLICOT CIT    MD     21043     01   3.000   12.625    3.000    360
 1682   7013014 TOWSON         MD     21286     01   3.000   12.500    3.000    360
 1683   7016207 TORRINGTON     CT      6790     01   3.000   12.875    3.000    360
 1684   7016462 POTOMAC        MD     20854     01   3.000   12.250    3.000    360
 1685   7018237 RALEIGH        NC     27608     01   3.000   12.250    3.000    360
 1686   7018252 RALEIGH        NC     27613     01   3.000   12.625    3.000    360
 1687   7021694 SPRINGFIELD    VA     22152     01   3.000   12.625    3.000    360

GROUP II

    1   0342618 WASHINGTON     DC     20037     05   3.750 uncapped    3.750    360
    2   0345827 FALLS CHURC    VA     22042     05   3.750 uncapped    3.750    360
    3   0346429 FALLS CHURC    VA     22042     05   3.750 uncapped    3.750    360
    4   0346510 STERLING       VA     22170     05   3.750 uncapped    3.750    360
    5   0346528 STERLING       VA     22170     05   3.750 uncapped    3.750    360
    6   0347690 FAIRFAX        VA     22031     03   3.750 uncapped    3.750    300
    7   0348532 ROCKVILLE      MD     20850     03   3.750 uncapped    3.750    360
    8   0349498 ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
    9   0349589 ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
   10   0349795 ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
   11   0349811 ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
   12   0675629 JAMAICA PLA    MA      2130     03   2.750   14.500    2.750    360
   13   0677385 SCITUATE       MA      2066     03   2.750   14.500    2.750    360
   14   0680801 WALTHAM        MA      2154     03   2.750   15.250    2.750    480
   15   0721886 LAWRENCEVIL    GA     30245     03   2.750   15.250    2.750    480
   16   0767202 FAIRFAX        VA     22033     05   2.750   15.000    2.750    360
   17   0815019 WASHINGTON     DC     20015     05   2.750   15.000    2.750    360
   18   0815472 WASHINGTON     DC     20009     03   2.750   16.000    2.750    360
   19   0837351 BURKE          VA     22015     01   3.000   13.875    3.000    480
   20   0843532 SPRINGFIELD    VA     22150     01   3.000   12.500    3.000    480
   21   0844894 FALLS CHURC    VA     22046     03   2.750   15.500    2.750    360
   22   0848606 STAFFORD       VA     22554     01   3.000   12.125    3.000    360
   23   0856229 BOWIE          MD     20716     05   2.750   15.500    2.750    360
   24   0859058 MITCHELLVIL    MD     20716     01   3.000   15.125    3.000    480
   25   0862771 MARIETTA       GA     30060     05   2.750   15.000    2.750    360
   26   0867572 MEDFIELD       MA      2052     05   2.750   15.000    2.750    360
   27   0877035 STERLING       VA     22170     01   3.000   12.625    3.000    480
   28   0885566 DAMASCUS       MD     20872     03   2.750   15.500    2.750    360
   29   0891028 LAUREL         MD     20707     01   3.000   12.000    3.000    480
   30   0899294 ALEXANDRIA     VA     22304     01   3.000   13.750    3.000    360
   31   0900795 ASHBURN        VA     22011     01   3.000   12.000    3.000    360
   32   0901710 STERLING       VA     22170     01   3.000   12.125    3.000    360
   33   0902049 STERLING       VA     22170     01   3.000   12.125    3.000    360
   34   0947101 BOWIE          MD     20716     03   2.750   15.250    2.750    360
   35   0973834 CROFTON        MD     21114     01   3.000   13.625    3.000    480
   36   0990259 SILVER SPRI    MD     20902     01   3.000   13.125    3.000    360
   37   1044783 STERLING       VA     22170     01   3.000   12.000    3.000    360
   38   1050160 STERLING       VA     22170     01   3.000   12.125    3.000    360
   39   1153337 POTOMAC        MD     20854     01   3.000   21.875    3.000    360
   40   1161280 SILVER SPRI    MD     20906     01   3.000   14.500    3.000    360
   41   1164995 HERNDON        VA     22071     01   3.500   14.750    3.500    360
   42   1184233 CATONSVILLE    MD     21228     01   3.250   13.375    3.250    360
   43   1184647 SILVER SPRI    MD     20906     01   3.250   14.750    3.250    360
   44   1189042 WASHINGTON     DC     20037     01   3.000   12.000    3.000    360
   45   1200880 SILVER SPRI    MD     20904     01   3.250   13.000    3.250    360

                  Original     03/01/98                          Orig-
       Remaining  Principal   Principal      1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal          date       p&i      LTV     Value    Mtg Rate

GROUP 1 LOANS
 1676    360     533,400.00      532,929.39  03/01/98  3,415.42  66.68    800,000.00  5.445
 1677    360     650,000.00      649,412.38  03/01/98  4,108.45  54.17  1,200,000.00  5.320
 1678    358     118,000.00      117,880.28  03/01/98    698.02  80.00    147,500.00  4.695
 1679    360     320,000.00      319,717.67  03/01/98  2,049.00  72.73    440,000.00  5.445
 1680    359     145,000.00      144,862.42  03/01/98    892.79  45.31    320,000.00  5.070
 1681    360     320,000.00      319,717.67  03/01/98  2,049.00  80.00    400,000.00  5.445
 1682    359     150,000.00      149,864.39  03/01/98    948.11  55.09    272,300.00  5.320
 1683    360     175,000.00      174,852.97  03/01/98  1,149.63  78.83    222,000.00  5.695
 1684    360     700,000.00      699,335.80  03/01/98  4,310.03  71.94    973,000.00  5.070
 1685    360     375,000.00      374,644.18  03/01/98  2,308.94  70.75    530,000.00  5.070
 1686    360     128,800.00      128,686.35  03/01/98    824.73  80.00    161,000.00  5.445
 1687    359     179,050.00      178,892.03  03/01/98  1,146.48  94.99    188,500.00  5.445
             --------------  --------------                                           -----
             358,283,637.00  355,425,133.61                                           5.650
             ==============  ==============                                           =====



                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP II LOANS
    1     150    38,250.00    30,408.50 09/01/80    362.82  90.00     42,500.00   9.070
    2     152    37,300.00    29,798.08 11/01/80    345.42  70.38     53,000.00   8.695
    3     153    37,300.00    30,051.29 12/01/80    351.60  90.00     41,444.00   8.945
    4     152    25,300.00    20,298.65 11/01/80    235.30  85.00     29,765.00   8.695
    5     152    26,100.00    20,941.14 11/01/80    242.75  85.00     30,706.00   8.695
    6      94    81,300.00    50,850.15 01/01/81    777.94  62.54    130,000.00   8.445
    7     156    57,950.00    45,720.25 03/01/81    509.78  61.32     94,500.00   8.195
    8     293    62,000.00    52,545.34 04/01/82    489.69  89.99     68,900.00   9.070
    9     298    50,800.00    37,071.38 05/01/82    327.57  89.91     56,500.00   8.445
   10     293    62,000.00    52,640.75 05/01/82    490.57  89.99     68,900.00   9.070
   11     293    60,000.00    50,849.91 05/01/82    473.88  89.97     66,690.00   9.070
   12     227   189,000.00   165,199.97 02/01/87  1,455.35  90.00    210,000.00   7.195
   13     230   100,000.00    87,857.64 05/01/87    735.91  55.56    180,000.00   6.570
   14     356   300,000.00   287,976.60 11/01/87  2,323.57  75.00    400,000.00   7.820
   15     353   112,000.00   107,703.93 08/01/87    870.52  95.00    117,900.00   7.820
   16     248   136,000.00   122,234.48 11/01/88  1,001.16  80.00    170,000.00   6.695
   17     249   100,000.00    89,107.18 12/01/88    728.22  34.25    292,000.00   6.570
   18     247 1,665,000.00 1,518,198.46 11/01/88 13,399.26  90.00  1,850,000.00   7.695
   19     365   107,000.00   101,099.90 09/01/88    684.57  84.99    125,900.00   5.945
   20     367   139,400.00   138,732.36 10/01/88    872.24  89.99    154,900.00   5.320
   21     252   202,350.00   184,722.59 03/01/89  1,591.38  95.00    213,000.00   7.445
   22     250   153,300.00   138,427.93 01/01/89    983.76  89.99    170,350.00   4.945
   23     248   113,900.00   103,252.52 12/01/88    868.69  95.00    119,900.00   7.070
   24     373   173,750.00   168,172.62 05/01/89  1,037.15  89.99    193,075.00   5.195
   25     247    67,400.00    60,347.80 10/01/88    490.39  74.97     89,900.00   6.570
   26     249   400,000.00   359,478.61 11/01/88  2,939.54  78.43    510,000.00   6.695
   27     374   149,500.00   146,686.81 05/01/89    916.79  89.79    166,500.00   5.320
   28     254   135,850.00   117,950.96 05/01/89  1,174.80  93.37    145,500.00   9.070
   29     379   193,500.00   185,917.77 10/01/89  1,098.34  90.00    215,000.00   4.820
   30     266   210,400.00   189,611.35 05/01/90  1,407.47  94.77    222,000.00   5.820
   31     279   151,650.00   137,993.77 06/01/91    919.89  94.99    159,650.00   4.820
   32     285   175,950.00   159,350.02 01/01/92  1,079.28  94.60    186,000.00   4.945
   33     286   204,000.00   187,841.68 01/01/92  1,252.22  94.66    215,500.00   4.945
   34     272   214,200.00   196,851.90 11/01/90  1,685.29  79.99    267,770.00   7.695
   35     395   154,700.00   148,527.31 02/01/91  1,028.48  88.91    174,000.00   6.445
   36     278   206,100.00   187,983.64 05/01/91  1,340.96  91.60    225,000.00   5.570
   37     285   182,400.00   156,172.73 01/01/92  1,104.28  95.00    192,000.00   4.820
   38     287   190,950.00   175,172.02 02/01/92  1,168.22  95.00    201,000.00   4.945
   39     296    95,000.00    88,160.82 12/01/92    571.35  11.59    820,000.00   4.820
   40     297    94,000.00    88,375.27 12/01/92    721.85  62.67    150,000.00   7.445
   41     298   211,850.00   199,504.92 01/01/93  1,384.26  95.00    223,000.00   5.570
   42     299    88,000.00    82,981.18 02/01/93    683.51  80.00    110,000.00   7.570
   43     299   156,000.00   146,281.16 03/01/93  1,211.99  60.00    260,000.00   7.570
   44     299    86,250.00    80,262.57 02/01/93    518.64  75.00    115,000.00   4.820
   45     302   185,250.00   174,592.25 05/01/93  1,232.48  95.00    195,000.00   5.820

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP I LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
 1676     1      1      N         N                  Y       2     0001   2,901,801    7011554  0    7011554    0001     Y
 1677     1      1      N         N                  Y       2     0001   3,454,874    7012636  0    7012636    0001     Y
 1678     1      1      N         N                  Y       1     0001     553,448    7012701  0    7012701    0001     Y
 1679     1      1      N         N                  Y       2     0001   1,740,863    7012719  0    7012719    0001     Y
 1680     1      1      N         N                  Y       2     0001     734,452    7012743  0    7012743    0001     Y
 1681     1      1      N         N                  Y       2     0001   1,740,863    7012818  0    7012818    0001     Y
 1682     1      1      N         N                  Y       2     0001     797,279    7013014  0    7013014    0001     Y
 1683     1      1      N         N                  Y       2     0001     995,788    7016207  0    7016207    0001     Y
 1684     1      1      N         N                  Y       2     0001   3,545,633    7016462  0    7016462    0001     Y
 1685     1      1      N         N                  Y       2     0001   1,899,446    7018237  0    7018237    0001     Y
 1686     1      1      N         N                  Y       1     0001     700,697    7018252  0    7018252    0001     Y
 1687     2      1      N         N                  Y       1     0001     974,067    7021694  0    7021694    0001     Y
                                       ---------                          ---------
                                       37,171.00                                                0
                                       =========
GROUP II LOANS

    1     3      1      N         N                  N       1     0002     275,805    0342618  0    0342618    0002     N
    2     3      1      N         N                  N       1     0002     259,094    0345827  0    0345827    0002     N
    3     3      1      N         N                  N       1     0002     268,809    0346429  0    0346429    0002     N
    4     3      1      N         N                  N       1     0002     176,497    0346510  0    0346510    0002     N
    5     3      1      N         N                  N       1     0002     182,083    0346528  0    0346528    0002     N
    6     3      1      N         N                  N       2     0002     429,430    0347690  0    0347690    0002     N
    7     3      1      N         N                  N       2     0002     374,677    0348532  0    0348532    0002     N
    8     5      1      N         N                  N       1     0002     476,586    0349498  0    0349498    0002     N
    9     5      1      N         N                  N       1     0002     313,068    0349589  0    0349589    0002     N
   10     5      1      N         N                  N       2     0002     477,452    0349795  0    0349795    0002     N
   11     5      1      N         N                  N       1     0002     461,209    0349811  0    0349811    0002     N
   12     5      1      N         N                  N       1     0002   1,188,614    0675629  0    0675629    0002     N
   13     1      1      N         N                  N       2     0002     577,225    0677385  0    0677385    0002     N
   14     1      1      N         N                  N       1     0002   2,251,977    0680801  0    0680801    0002     N
   15     5      1      N         N                  N       1     0002     842,245    0721886  0    0721886    0002     N
   16     2      1      N         N                  Y       1     0002     818,360    0767202  0    0767202    0002     Y
   17     1      1      N         N                  Y       2     0002     585,434    0815019  0    0815019    0002     Y
   18     1      1      N         N                  Y       1     0002  11,682,537    0815472  0    0815472    0002     Y
   19     2      1      N         N                  N       1     0002     601,039    0837351  0    0837351    0002     N
   20     1      1      N         N                  N       1     0002     738,056    0843532  0    0843532    0002     N
   21     1      1      N         N                  Y       1     0002   1,375,260    0844894  0    0844894    0002     Y
   22     1      1      N         N                  N       1     0002     684,526    0848606  0    0848606    0002     N
   23     1      1      N         N                  Y       1     0002     729,995    0856229  0    0856229    0002     Y
   24     1      1      N         N                  N       1     0002     873,657    0859058  0    0859058    0002     N
   25     1      1      N         N                  Y       1     0002     396,485    0862771  0    0862771    0002     Y
   26     1      1      N         N                  Y       1     0002   2,406,709    0867572  0    0867572    0002     Y
   27     2      1      N         N                  N       1     0002     780,374    0877035  0    0877035    0002     N
   28     1      1      N         N                  Y       1     0002   1,069,815    0885566  0    0885566    0002     Y
   29     1      1      N         N                  N       1     0002     896,124    0891028  0    0891028    0002     N
   30     3      1      N         N                  N       1     0002   1,103,538    0899294  0    0899294    0002     N
   31     2      1      N         N                  N       1     0002     665,130    0900795  0    0900795    0002     N
   32     2      1      N         N                  N       1     0002     787,986    0901710  0    0901710    0002     N
   33     2      1      N         N                  N       1     0002     928,877    0902049  0    0902049    0002     N
   34     1      1      N         N                  N       1     0002   1,514,775    0947101  0    0947101    0002     N
   35     1      1      N         N                  N       1     0002     957,259    0973834  0    0973834    0002     N
   36     2      1      N         N                  N       1     0002   1,047,069    0990259  0    0990259    0002     N
   37     2      1      N         N                  N       1     0002     752,753    1044783  0    1044783    0002     N
   38     2      1      N         N                  N       1     0002     866,226    1050160  0    1050160    0002     N
   39     1      1      N         N                  N       2     0002     424,935    1153337  0    1153337    0002     N
   40     1      1      N         N                  N       2     0002     657,954    1161280  0    1161280    0002     N
   41     1      1      N         N                  N       1     0002   1,111,242    1164995  0    1164995    0002     N
   42     1      1      N         N                  N       1     0002     628,168    1184233  0    1184233    0002     N
   43     1      1      N         N                  N       1     0002   1,107,348    1184647  0    1184647    0002     N
   44     3      1      N         N                  N       2     0002     386,866    1189042  0    1189042    0002     N
   45     2      1      N         N                  N       1     0002   1,016,127    1200880  0    1200880    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
   46   1211994 BALTIMORE      MD     21224     01   3.250   14.750    3.250    360
   47   1217769 GERMANTOWN     MD     20874     01   3.000   12.750    3.000    360
   48   1226208 ALEXANDRIA     VA     22314     01   3.000   12.625    3.000    360
   49   1236983 ANNAPOLIS      MD     21401     01   3.000   12.875    3.000    360
   50   1237213 ROCKVILLE      MD     20853     01   3.000   12.875    3.000    360
   51   1238088 COCKEYSVILL    MD     21030     01   3.000   12.625    3.000    360
   52   1240316 SILVER SPRI    MD     20906     01   3.250   12.750    3.250    360
   53   1243757 WASHINGTON     DC     20008     01   3.000   12.500    3.000    360
   54   1243880 FREDERICK      MD     21701     01   3.000   12.625    3.000    360
   55   1243898 SILVER SPRI    MD     20910     01   3.000   12.625    3.000    360
   56   1244433 SILVER SPRI    MD     20910     01   3.250   12.875    3.250    360
   57   1249531 ASHBURN        VA     22011     01   3.000   12.625    3.000    360
   58   1252733 ROCKVILLE      MD     20852     01   3.000   12.500    3.000    360
   59   1253475 SPRINGFIELD    VA     22153     01   3.250   12.250    3.250    360
   60   1253525 CENTREVILLE    VA     22020     01   3.250   12.750    3.250    360
   61   1260447 BETHESDA       MD     20817     03   3.000   12.500    3.000    360
   62   1263508 WASHINGTON     DC     20016     01   3.250   12.625    3.250    360
   63   1265339 HERNDON        VA     22070     03   3.000   12.875    3.000    360
   64   1266287 WESTMINSTER    MD     21157     01   3.250   13.000    3.250    360
   65   1268374 SILVER SPRI    MD     20903     01   3.000   12.625    3.000    360
   66   1268770 JESSUP         MD     20794     01   3.000   12.625    3.000    360
   67   1269703 STERLING       VA     20165     01   3.000   12.125    3.000    360
   68   1271527 STERLING       VA     20164     01   3.000   12.375    3.000    360
   69   1274919 WASHINGTON     DC     20009     01   3.250   12.750    3.250    360
   70   1282367 BURKE          VA     22015     01   3.000   12.375    3.000    360
   71   1284496 FAIRFAX        VA     22033     01   3.000   12.375    3.000    360
   72   1287929 MIDLOTHIAN     VA     23113     01   3.000   12.125    3.000    360
   73   1294180 CENTREVILLE    VA     22020     01   3.000   12.500    3.000    360
   74   1301035 BETHESDA       MD     20817     01   3.250   12.750    3.250    360
   75   1302181 VIENNA         VA     22181     01   3.250   12.625    3.250    360
   76   1318237 WHEATON        MD     20902     01   3.000   11.875    3.000    360
   77   1331032 RESTON         VA     22091     01   3.000   12.125    3.000    360
   78   1331990 COLUMBIA       MD     21044     01   3.000   12.125    3.000    360
   79   1332220 ALEXANDRIA     VA     22304     01   3.000   12.375    3.000    360
   80   1333988 ALEXANDRIA     VA     22301     01   3.250   12.250    3.250    360
   81   1340868 BALTIMORE      MD     21204     01   3.000   12.500    3.000    360
   82   1342674 HERNDON        VA     22070     01   3.250   12.750    3.250    360
   83   1359025 CENTREVILLE    VA     22020     01   3.000   13.375    3.000    360
   84   1360486 WASHINGTON     DC     20009     01   3.250   12.500    3.250    360
   85   1360767 LORTON         VA     22079     01   3.000   12.375    3.000    360
   86   1361138 WASHINGTON     DC     20008     01   3.250   12.625    3.250    360
   87   1362383 KENSINGTON     MD     20895     01   3.250   12.625    3.250    360
   88   1365493 CENTREVILLE    VA     22020     01   3.000   12.625    3.000    360
   89   1365790 WASHINGTON     DC     20003     01   3.000   12.500    3.000    360
   90   1382399 CHESAPEAKE     VA     23321     01   2.750   12.375    2.750    360
   91   1385319 WASHINGTON     DC     20016     01   3.250   12.500    3.250    360
   92   1385996 PASADENA       MD     21122     01   3.000   12.500    3.000    360
   93   1386689 VIRGINIA BE    VA     23464     01   3.000   12.750    3.000    360
   94   1387786 RICHMOND       VA     23235     01   2.750   12.875    2.750    360
   95   1388776 ODENTON        MD     21113     01   3.000   12.375    3.000    360
   96   1392042 ARLINGTON      VA     22201     01   3.250   13.000    3.250    360
   97   1393990 CENTREVILLE    VA     22020     01   3.250   13.125    3.250    360
   98   1399104 GLENN DALE     MD     20769     01   3.250   13.625    3.250    360
   99   1420322 RICHMOND       VA     23233     01   3.000   13.500    3.000    360
  100   1420629 WASHINGTON     DC     20011     01   3.000   12.125    3.000    360
  101   1427855 MIDLOTHIAN     VA     23112     01   3.000   13.375    3.000    360
  102   1432145 FORESTVILLE    MD     20747     01   3.000   14.000    3.000    360
  103   1432269 CENTREVILLE    VA     22020     01   3.250   13.875    3.250    360
  104   1438217 PASADENA       MD     21122     01   3.000   14.000    3.000    360
  105   1438225 HUNTINGTOWN    MD     20639     01   3.000   14.750    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
   46      301   128,250.00   120,941.05 05/01/93    874.90  95.00  135,000.00    6.070
   47      303    94,000.00    88,427.47 06/01/93    609.69  86.24  109,000.00    5.570
   48      305   114,750.00   108,127.33 08/01/93    734.76  90.00  127,500.00    5.445
   49      303   158,000.00   149,081.94 07/01/93  1,037.95  56.43  280,000.00    5.695
   50      304   184,500.00   174,086.01 07/01/93  1,212.04  90.00  205,000.00    5.695
   51      305    72,000.00    67,755.07 08/01/93    455.09  89.44   80,500.00    5.320
   52      306   160,400.00   151,526.79 09/01/93  1,040.36  94.97  168,900.00    5.570
   53      304   193,000.00   181,136.34 07/01/93  1,204.07  87.73  220,000.00    5.195
   54      304    67,500.00    63,262.27 07/01/93    415.61  90.00   75,000.00    5.070
   55      304   172,500.00   161,915.50 07/01/93  1,090.32  78.41  220,000.00    5.320
   56      306   199,500.00   188,531.00 08/01/93  1,310.58  95.00  210,000.00    5.695
   57      307   209,700.00   197,064.53 10/01/93  1,274.16  90.00  233,000.00    4.945
   58      305   139,500.00   131,275.21 08/01/93    881.74  90.00  155,000.00    5.320
   59      310   165,400.00   156,218.45 01/01/94  1,018.40  94.96  174,175.00    5.070
   60      305   154,350.00   145,249.82 08/01/93    975.60  94.98  162,500.00    5.320
   61      305   241,300.00   228,666.04 08/01/93  1,834.30  95.00  254,000.00    7.320
   62      308   190,000.00   179,711.22 11/01/93  1,216.60  95.00  200,000.00    5.445
   63      306   184,300.00   175,421.15 09/01/93  1,450.68  95.00  194,000.00    7.695
   64      306   188,950.00   178,940.44 09/01/93  1,257.09  95.00  198,900.00    5.820
   65      305   130,000.00   122,497.96 08/01/93    832.41  69.15  188,000.00    5.445
   66      307    69,200.00    65,370.87 10/01/93    443.10  53.23  130,000.00    5.445
   67      308   207,900.00   192,601.08 11/01/93  1,263.23  90.00  231,000.00    4.945
   68      307   145,400.00   137,002.92 10/01/93    907.11  82.61  176,000.00    5.195
   69      305    91,200.00    86,033.91 08/01/93    591.53  95.00   96,000.00    5.570
   70      308   116,250.00   109,679.01 11/01/93    725.25  75.00  155,000.00    5.195
   71      307   151,500.00   142,750.38 10/01/93    945.17  73.72  205,500.00    5.195
   72      309   144,000.00   135,510.48 12/01/93    863.36  90.00  160,000.00    4.820
   73      309    90,000.00    84,358.72 12/01/93    568.87  72.58  124,000.00    5.320
   74      307   199,500.00   188,222.05 10/01/93  1,260.98  95.00  210,000.00    5.320
   75       11   194,750.00   179,318.10 02/01/94  1,247.01  95.00  205,000.00    5.445
   76      310   125,000.00   117,429.83 01/01/94    739.43  89.29  140,000.00    4.695
   77      311   110,700.00   104,588.91 02/01/94    672.63  90.00  123,000.00    4.945
   78      310   208,500.00   196,728.93 01/01/94  1,266.87  75.00  278,000.00    4.945
   79      311   132,000.00   125,019.32 02/01/94    823.51  84.62  156,000.00    5.195
   80      311   190,950.00   180,631.97 02/01/94  1,175.72  95.00  201,000.00    5.070
   81      314   149,900.00   113,884.34 04/01/94    935.19  59.98  249,900.00    5.195
   82      311   209,950.00   199,545.93 02/01/94  1,361.74  95.00  221,000.00    5.570
   83      316   203,150.00   190,626.18 07/01/94  1,385.85  94.49  215,000.00    6.070
   84      311   169,100.00   160,348.27 02/01/94  1,068.83  95.00  178,000.00    5.320
   85       11    85,300.00    80,788.52 02/01/94    532.17  75.49  113,000.00    5.195
   86      311    99,750.00    92,621.34 02/01/94    638.72  95.00  105,000.00    5.445
   87      312   182,400.00   173,197.78 03/01/94  1,167.93  95.00  192,000.00    5.445
   88      312   123,500.00   113,953.48 03/01/94    790.79  95.00  130,000.00    5.445
   89      312   166,500.00   158,052.78 03/01/94  1,052.40  90.00  185,000.00    5.320
   90      314   156,900.00   148,994.86 04/01/94    966.07  94.97  165,206.00    5.070
   91      313    67,900.00    64,545.12 04/01/94    429.18  94.97   71,500.00    5.320
   92      314   125,700.00   115,936.81 05/01/94    794.51  87.90  143,000.00    5.320
   93      313   128,250.00   122,028.75 04/01/94    821.20  95.00  135,000.00    5.445
   94      314   105,000.00   100,257.40 05/01/94    689.78  60.00  175,000.00    5.695
   95      314    66,000.00    62,745.90 05/01/94    411.76  75.00   88,000.00    5.195
   96      314   159,600.00   152,703.94 05/01/94  1,075.26  95.00  168,000.00    5.945
   97      314   180,500.00   172,607.47 05/01/94  1,216.07  95.00  190,000.00    5.945
   98      316   180,500.00   169,489.43 07/01/94  1,200.88  95.00  190,000.00    5.820
   99      318   193,500.00   186,440.28 08/01/94  1,352.99  90.00  215,000.00    6.320
  100      317   211,500.00   204,270.93 08/01/94  1,551.92  90.00  235,000.00    6.820
  101      318    88,000.00    82,052.66 09/01/94    607.80  63.77  138,000.00    6.195
  102      317   107,825.00   103,258.15 08/01/94    702.10  95.00  113,500.00    5.570
  103      317   100,700.00    96,718.90 08/01/94    695.51  95.00  106,000.00    6.195
  104      320    99,600.00    95,988.10 10/01/94    679.45  60.00  166,000.00    6.070
  105      322   155,250.00   151,332.02 01/01/95  1,235.24  75.00  207,000.00    7.695

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
   46     3      1      N         N                  N       1     0002     734,112    1211994  0    1211994    0002     N
   47     2      1      N         N                  N       2     0002     492,541    1217769  0    1217769    0002     N
   48     3      1      N         N                  N       1     0002     588,753    1226208  0    1226208    0002     N
   49     1      1      N         N                  N       2     0002     849,022    1236983  0    1236983    0002     N
   50     1      1      N         N                  N       1     0002     991,420    1237213  0    1237213    0002     N
   51     3      1      N         N                  N       2     0002     360,457    1238088  0    1238088    0002     N
   52     1      1      N         N                  N       1     0002     844,004    1240316  0    1240316    0002     N
   53     3      1      N         N                  N       2     0002     941,003    1243757  0    1243757    0002     N
   54     3      1      N         N                  N       2     0002     320,740    1243880  0    1243880    0002     N
   55     1      1      N         N                  N       2     0002     861,390    1243898  0    1243898    0002     N
   56     1      1      N         N                  N       1     0002   1,073,684    1244433  0    1244433    0002     N
   57     1      1      N         N                  N       1     0002     974,484    1249531  0    1249531    0002     N
   58     3      1      N         N                  N       2     0002     698,384    1252733  0    1252733    0002     N
   59     2      1      N         N                  N       1     0002     792,028    1253475  0    1253475    0002     N
   60     2      1      N         N                  N       1     0002     772,729    1253525  0    1253525    0002     N
   61     1      1      N         N                  Y       1     0002   1,673,835    1260447  0    1260447    0002     Y
   62     3      1      N         N                  N       1     0002     978,528    1263508  0    1263508    0002     N
   63     1      1      N         N                  Y       1     0002   1,349,866    1265339  0    1265339    0002     Y
   64     1      1      N         N                  N       1     0002   1,041,433    1266287  0    1266287    0002     N
   65     1      1      N         N                  N       2     0002     667,001    1268374  0    1268374    0002     N
   66     2      1      N         N                  N       2     0002     355,944    1268770  0    1268770    0002     N
   67     1      1      N         N                  N       2     0002     952,412    1269703  0    1269703    0002     N
   68     1      1      N         N                  N       2     0002     711,730    1271527  0    1271527    0002     N
   69     3      1      N         N                  N       1     0002     479,209    1274919  0    1274919    0002     N
   70     2      1      N         N                  N       2     0002     569,782    1282367  0    1282367    0002     N
   71     2      1      N         N                  N       2     0002     741,588    1284496  0    1284496    0002     N
   72     1      1      N         N                  N       1     0002     653,161    1287929  0    1287929    0002     N
   73     2      1      N         N                  N       2     0002     448,788    1294180  0    1294180    0002     N
   74     1      1      N         N                  N       1     0002   1,001,341    1301035  0    1301035    0002     N
   75     1      1      N         N                  N       1     0002     976,387    1302181  0    1302181    0002     N
   76     3      1      N         N                  N       2     0002     551,333    1318237  0    1318237    0002     N
   77     3      1      N         N                  N       2     0002     517,192    1331032  0    1331032    0002     N
   78     1      1      N         N                  N       2     0002     972,825    1331990  0    1331990    0002     N
   79     3      1      N         N                  N       2     0002     649,475    1332220  0    1332220    0002     N
   80     1      1      N         N                  N       1     0002     915,804    1333988  0    1333988    0002     N
   81     1      1      N         N                  N       1     0002     591,629    1340868  0    1340868    0002     N
   82     1      1      N         N                  N       1     0002   1,111,471    1342674  0    1342674    0002     N
   83     1      1      N         N                  N       1     0002   1,157,101    1359025  0    1359025    0002     N
   84     3      1      N         N                  N       1     0002     853,053    1360486  0    1360486    0002     N
   85     2      1      N         N                  N       2     0002     419,696    1360767  0    1360767    0002     N
   86     3      1      N         N                  N       1     0002     504,323    1361138  0    1361138    0002     N
   87     1      1      N         N                  N       1     0002     943,062    1362383  0    1362383    0002     N
   88     2      1      N         N                  N       1     0002     620,477    1365493  0    1365493    0002     N
   89     1      1      N         N                  N       2     0002     840,841    1365790  0    1365790    0002     N
   90     1      1      N         N                  N       1     0002     755,404    1382399  0    1382399    0002     N
   91     3      1      N         N                  N       1     0002     343,380    1385319  0    1385319    0002     N
   92     1      1      N         N                  N       2     0002     616,784    1385996  0    1385996    0002     N
   93     1      1      N         N                  N       1     0002     664,447    1386689  0    1386689    0002     N
   94     1      1      N         N                  N       2     0002     570,966    1387786  0    1387786    0002     N
   95     1      1      N         N                  N       2     0002     325,965    1388776  0    1388776    0002     N
   96     3      1      N         N                  N       1     0002     907,825    1392042  0    1392042    0002     N
   97     1      1      N         N                  N       1     0002   1,026,151    1393990  0    1393990    0002     N
   98     1      1      N         N                  N       1     0002     986,428    1399104  0    1399104    0002     N
   99     1      1      N         N                  N       1     0002   1,178,303    1420322  0    1420322    0002     N
  100     1      1      N         N                  N       1     0002   1,393,128    1420629  0    1420629    0002     N
  101     1      1      N         N                  N       1     0002     508,316    1427855  0    1427855    0002     N
  102     2      1      N         N                  N       1     0002     575,148    1432145  0    1432145    0002     N
  103     2      1      N         N                  N       1     0002     599,174    1432269  0    1432269    0002     N
  104     1      1      N         N                  Y       1     0002     582,648    1438217  0    1438217    0002     Y
  105     1      1      N         N                  Y       2     0002   1,164,500    1438225  0    1438225    0002     Y

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP I LOANS
  106   1439306 RICHMOND       VA     23233     01   3.000   13.750    3.000    360
  107   1441914 CHEVY CHASE    MD     20815     01   3.000   13.875    3.000    360
  108   1442771 CHEVY CHASE    MD     20815     01   3.000   13.875    3.000    360
  109   1451319 TIMONIUM       MD     21093     01   3.000   13.875    3.000    360
  110   1456292 OAKTON         VA     22124     01   3.000   13.875    3.000    360
  111   1461151 ALEXANDRIA     VA     22314     01   3.000   13.625    3.000    360
  112   1473354 WASHINGTON     DC     20008     01   3.000   14.750    3.000    360
  113   1475359 CHELTENHAM     MD     20623     01   3.000   15.000    3.000    360
  114   1479062 MCLEAN         VA     22101     01   2.500   13.250    2.500    360
  115   1514801 STERLING       VA     20165     01   3.000   12.875    3.000    360
  116   1525252 VIRGINIA BE    VA     23452     01   3.000   13.375    3.000    360
  117   1532704 NEWPORT NEW    VA     23066     01   3.500   14.375    3.500    360
  118   1539063 WASHINGTON     DC     20007     01   3.000   13.750    3.000    360
  119   1554096 BALTIMORE      MD     21217     01   3.000   13.625    3.000    360
  120   1557958 CHESAPEAKE     VA     23322     01   3.000   13.375    3.000    360
  121   1561356 ALEXANDRIA     VA     22302     01   3.000   13.250    3.000    360
  122   1561786 FAIRFAX        VA     22033     01   3.000   13.125    3.000    360
  123   1563006 ASHBURN        VA     22011     01   3.000   13.375    3.000    360
  124   1567510 EDGEWATER      MD     21037     01   3.000   13.125    3.000    360
  125   1568484 WASHINGTON     DC     20007     01   3.000   13.000    3.000    360
  126   1571389 HERNDON        VA     22071     01   3.000   12.750    3.000    360
  127   1575612 DECATUR        GA     30032     01   2.750   13.375    2.750    360
  128   1575620 DECATUR        GA     30032     01   2.750   13.375    2.750    360
  129   1575836 WASHINGTON     DC     20003     01   3.000   13.000    3.000    360
  130   1580844 WILMINGTON     NC     28406     01   3.000   13.000    3.000    360
  131   1587088 LANDOVER       MD     20785     01   3.000   13.750    3.000    360
  132   1589563 ARLINGTON      VA     22204     01   3.000   12.875    3.000    360
  133   1591676 PASADENA       MD     21122     01   3.000   13.500    3.000    360
  134   1592484 CHESTERFIEL    VA     23838     01   3.000   13.125    3.000    360
  135   1592781 CROWNSVILLE    MD     21032     01   3.000   14.125    3.000    360
  136   1593854 WASHINGTON     DC     20009     01   3.000   12.750    3.000    360
  137   1597798 WASHINGTON     DC     20016     01   3.000   13.125    3.000    360
  138   1602614 CROFTON        MD     21114     01   3.000   13.500    3.000    360
  139   1611417 GAMBRILLS      MD     21054     01   3.000   14.125    3.000    360
  140   1614932 WEST PELZER    SC     29669     01   3.000   14.000    3.000    360
  141   1619923 SIMPSONVILL    SC     29681     01   3.000   27.750    3.000    360
  142   1627132 MOUNT AIRY     MD     21771     01   3.000   14.125    3.000    360
  143   1637370 CHESTER        VA     23831     01   3.000   14.625    3.000    360
  144   1644319 COLUMBIA       MD     21046     01   3.000   14.250    3.000    360
  145   1646959 GREER          SC     29650     03   2.750   14.000    2.750    360
  146   1660133 PIEDMONT       SC     29673     03   2.750   12.875    2.750    360
  147   1672872 GREAT FALLS    VA     22066     01   3.000   13.875    3.000    360
  148   1676139 ASHBURN        VA     20147     01   3.000   13.375    3.000    360
  149   1676709 ENGLEWOOD      NJ      7631     03   2.875   13.500    2.875    360
  150   1680248 INMAN          SC     29349     01   3.000   13.375    3.000    360
  151   1680263 FREDERICK      MD     21701     01   3.000   13.625    3.000    360
  152   1686211 GREENVILLE     SC     29609     01   3.000   13.375    3.000    360
  153   1687524 WASHINGTON     DC     20016     01   3.000   13.500    3.000    360
  154   1687953 SPARTANBURG    SC     29307     03   2.875   13.500    2.875    360
  155   1689066 POTOMAC        MD     20854     01   3.000   13.375    3.000    360
  156   1691401 HUNTINGTON     MD     20639     01   3.000   14.125    3.000    360
  157   1697085 SMITHSBURG     MD     21783     01   3.000   13.625    3.000    360
  158   1697630 WASHINGTON     DC     20008     01   3.000   13.500    3.000    360
  159   1703453 MANASSAS PA    VA     20111     01   3.000   14.250    3.000    360
  160   1704006 WINCHESTER     VA     22602     01   3.000   12.875    3.000    360
  161   1709039 ARLINGTON      VA     22204     01   3.000   13.250    3.000    360
  162   1709799 ASHBURN        VA     20147     01   3.000   13.000    3.000    360
  163   1711555 GAITHERSBUR    MD     20878     01   3.000   13.500    3.000    360
  164   1714054 HERNDON        VA     20170     01   3.000   13.625    3.000    360
  165   1716208 FAIRFAX        VA     22033     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  106      318   128,250.00   123,881.18 09/01/94    929.91  90.00  142,500.00    6.695
  107      318   145,000.00   139,946.18 09/01/94  1,038.80  50.00  290,000.00    6.570
  108      318   135,000.00   130,228.21 09/01/94    967.16  50.00  270,000.00    6.570
  109      321   172,900.00   167,612.85 12/01/94  1,283.78  95.00  182,000.00    6.945
  110      322    97,200.00    93,876.45 01/01/95    663.08  90.00  108,000.00    6.070
  111      322   138,500.00   133,431.19 01/01/95    909.85  89.99  153,900.00    5.695
  112      323    89,300.00    85,793.81 02/01/95    577.45  95.00   94,000.00    5.570
  113      323   183,725.00   179,224.69 02/01/95  1,461.80  93.74  196,000.00    7.695
  114      324   331,200.00   315,986.93 03/01/95  2,488.20  90.00  368,000.00    7.070
  115      337   100,000.00    97,580.95 04/01/96    615.72  79.47  125,840.00    5.070
  116      331    75,000.00    73,081.76 10/01/95    511.64  81.52   92,000.00    6.070
  117      333    54,950.00    41,085.37 12/01/95    417.66  50.00  109,900.00    7.195
  118      331   138,000.00   132,460.69 11/01/95    929.74  89.03  155,000.00    5.945
  119      335   193,800.00   189,421.74 02/01/96  1,371.71  95.00  204,000.00    6.445
  120      334   196,200.00   191,829.75 01/01/96  1,355.11  90.00  218,000.00    6.195
  121      335   188,000.00   183,980.34 02/01/96  1,298.47  80.00  235,000.00    6.195
  122      335   169,600.00   165,617.27 02/01/96  1,114.16  80.00  212,000.00    5.695
  123      334   211,500.00   206,730.80 01/01/96  1,460.78  89.98  235,050.00    6.195
  124      335   146,250.00   142,815.80 02/01/96    960.76  75.00  195,000.00    5.695
  125      335   202,500.00   197,042.26 02/01/96  1,230.42  90.00  225,000.00    4.945
  126      337   168,300.00   162,239.48 04/01/96  1,091.60  90.00  187,000.00    5.570
  127      335    70,800.00    69,390.29 02/01/96    507.22  80.00   88,500.00    6.570
  128      335    70,800.00    69,390.29 02/01/96    507.22  80.00   88,500.00    6.570
  129      336   138,600.00   135,432.44 03/01/96    910.51  90.00  154,000.00    5.695
  130      336    61,000.00    59,658.30 03/01/96    405.84  87.64   69,600.00    5.820
  131      339    85,600.00    84,070.59 06/01/96    591.22  80.00  107,000.00    6.195
  132      337   163,350.00   159,829.81 04/01/96  1,073.10  90.00  181,500.00    5.695
  133      337    96,000.00    94,114.02 05/01/96    646.77  54.86  175,000.00    5.945
  134      337   169,000.00   165,095.44 04/01/96  1,068.20  84.50  200,000.00    5.320
  135      353   415,900.00   413,671.24 08/01/97  3,088.05  77.02  540,000.00    6.945
  136      337    97,821.00    95,506.75 05/01/96    594.38  89.01  109,900.00    4.945
  137      339   207,000.00   203,121.91 06/01/96  1,394.60  79.62  260,000.00    5.945
  138      340   198,000.00   194,469.70 07/01/96  1,333.97  90.00  220,000.00    5.945
  139      339   321,100.00   319,192.66 09/01/97  2,384.16  89.99  356,800.00    6.945
  140      341   117,100.00   115,066.67 03/01/97    828.83  79.71  146,908.00    6.445
  141      340    99,750.00    98,171.86 07/01/96    714.63  95.00  105,000.00    6.570
  142      339   102,400.00   100,856.67 07/01/96    751.38  80.00  128,000.00    6.820
  143      343   155,050.00   153,359.26 11/01/96  1,192.21  94.98  163,250.00    7.320
  144      341   192,000.00   189,384.47 08/01/96  1,442.44  80.00  240,000.00    7.070
  145      344   245,000.00   242,511.16 04/01/97  1,630.00  69.80  351,000.00    5.820
  146      343   109,000.00   107,767.67 03/01/97    716.06  75.78  143,837.00    5.695
  147      346   629,900.00   628,148.85 12/01/97  4,567.22  78.25  805,000.00    6.695
  148      347   207,000.00   204,285.79 02/01/97  1,308.39  87.08  237,707.00    5.320
  149      349   430,000.00   426,131.92 04/01/97  3,043.52  74.78  575,000.00    6.445
  150      347   144,500.00   142,692.99 02/01/97    937.23  85.00  170,000.00    5.570
  151      347   161,950.00   160,110.04 02/01/97  1,104.79  89.98  179,987.00    6.070
  152      347   128,000.00   127,368.89 10/01/97    884.07  90.00  142,226.00    6.195
  153      347    75,000.00    74,188.15 02/01/97    524.42  90.00   75,000.00    6.320
  154      347   155,250.00   154,186.64 06/01/97  1,085.54  90.00  172,500.00    6.320
  155      348   504,000.00   502,451.76 12/01/97  3,481.01  80.00  630,000.00    6.195
  156      347   198,450.00   197,925.43 12/01/97  1,473.49  94.99  208,925.00    6.945
  157      346   105,600.00   104,456.97 02/01/97    738.38  80.00  132,000.00    6.320
  158      347    59,200.00    58,537.74 02/01/97    413.94  80.00   74,000.00    6.320
  159      350   182,260.00   180,194.01 06/01/97  1,243.34  90.00  182,260.00    6.070
  160      354   134,800.00   134,110.63 10/01/97    885.55  80.00  168,500.00    5.695
  161      355   184,500.00   183,623.26 10/01/97  1,258.62  90.00  205,000.00    6.070
  162      353   119,200.00   118,402.10 08/01/97    793.05  79.98  149,046.00    5.820
  163      354   251,350.00   250,019.46 09/01/97  1,757.48  79.99  314,237.00    6.320
  164      350   186,400.00   184,790.94 05/01/97  1,287.42  80.00  233,000.00    6.195
  165      357   197,500.00   196,878.11 12/01/97  1,347.30  77.76  254,000.00    6.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  106     1      1      N         N                  N       1     0002     829,385    1439306  0    1439306    0002     N
  107     3      1      N         N                  N       1     0002     919,446    1441914  0    1441914    0002     N
  108     3      1      N         N                  N       1     0002     855,599    1442771  0    1442771    0002     N
  109     1      1      N         N                  Y       1     0002   1,164,071    1451319  0    1451319    0002     Y
  110     3      1      N         N                  N       1     0002     569,830    1456292  0    1456292    0002     N
  111     3      1      N         N                  N       1     0002     759,891    1461151  0    1461151    0002     N
  112     3      1      N         N                  N       1     0002     477,872    1473354  0    1473354    0002     N
  113     1      1      N         N                  Y       1     0002   1,379,134    1475359  0    1475359    0002     Y
  114     1      1      N         N                  N       1     0002   2,234,028    1479062  0    1479062    0002     N
  115     3      1      N         N                  Y       1     0002     494,735    1514801  0    1514801    0002     Y
  116     1      1      N         N                  N       3     0002     443,606    1525252  0    1525252    0002     N
  117     3      1      N         N                  N       1     0002     295,609    1532704  0    1532704    0002     N
  118     3      1      N         N                  N       3     0002     787,479    1539063  0    1539063    0002     N
  119     2      1      N         N                  Y       1     0002   1,220,823    1554096  0    1554096    0002     Y
  120     1      1      N         N                  N       1     0002   1,188,385    1557958  0    1557958    0002     N
  121     2      1      N         N                  N       1     0002   1,139,758    1561356  0    1561356    0002     N
  122     1      1      N         N                  N       1     0002     943,190    1561786  0    1561786    0002     N
  123     1      1      N         N                  N       1     0002   1,280,697    1563006  0    1563006    0002     N
  124     1      1      N         N                  N       3     0002     813,336    1567510  0    1567510    0002     N
  125     1      1      N         N                  N       1     0002     974,374    1568484  0    1568484    0002     N
  126     2      1      N         N                  N       1     0002     903,674    1571389  0    1571389    0002     N
  127     5      2      N         N                  N       1     0002     455,894    1575612  0    1575612    0002     N
  128     5      2      N         N                  N       1     0002     455,894    1575620  0    1575620    0002     N
  129     2      1      N         N                  Y       3     0002     771,288    1575836  0    1575836    0002     Y
  130     1      1      N         N                  N       2     0002     347,211    1580844  0    1580844    0002     N
  131     1      1      N         N                  Y       2     0002     520,817    1587088  0    1587088    0002     Y
  132     1      1      N         N                  N       3     0002     910,231    1589563  0    1589563    0002     N
  133     1      1      N         N                  Y       2     0002     559,508    1591676  0    1591676    0002     Y
  134     1      1      N         N                  Y       3     0002     878,308    1592484  0    1592484    0002     Y
  135     1      1      N         N                  N       3     0002   2,872,947    1592781  0    1592781    0002     N
  136     3      1      N         N                  N       1     0002     472,281    1593854  0    1593854    0002     N
  137     1      1      N         N                  N       1     0002   1,207,560    1597798  0    1597798    0002     N
  138     1      1      N         N                  N       1     0002   1,156,122    1602614  0    1602614    0002     N
  139     1      1      N         N                  N       1     0002   2,216,793    1611417  0    1611417    0002     N
  140     1      1      N         N                  Y       1     0002     741,605    1614932  0    1614932    0002     Y
  141     1      1      N         N                  Y       1     0002     644,989    1619923  0    1619923    0002     Y
  142     1      1      N         N                  Y       3     0002     687,842    1627132  0    1627132    0002     Y
  143     1      1      N         N                  Y       1     0002   1,122,590    1637370  0    1637370    0002     Y
  144     1      1      N         N                  N       3     0002   1,338,948    1644319  0    1644319    0002     N
  145     1      1      N         N                  Y       1     0002   1,411,415    1646959  0    1646959    0002     Y
  146     1      1      N         N                  Y       1     0002     613,737    1660133  0    1660133    0002     Y
  147     1      1      N         N                  N       2     0002   4,205,457    1672872  0    1672872    0002     N
  148     1      1      N         N                  N       1     0002   1,086,800    1676139  0    1676139    0002     N
  149     1      1      N         N                  Y       2     0002   2,746,420    1676709  0    1676709    0002     Y
  150     1      1      N         N                  N       1     0002     794,800    1680248  0    1680248    0002     N
  151     1      1      N         N                  N       1     0002     971,868    1680263  0    1680263    0002     N
  152     1      1      N         N                  N       1     0002     789,050    1686211  0    1686211    0002     N
  153     3      1      N         Y     7,500.00     N       1     0002     468,869    1687524  0    1687524    0002     N
  154     1      1      N         N                  Y       1     0002     974,460    1687953  0    1687953    0002     Y
  155     1      1      N         N                  N       2     0002   3,112,689    1689066  0    1689066    0002     N
  156     1      1      N         N                  Y       1     0002   1,374,592    1691401  0    1691401    0002     Y
  157     1      1      N         N                  Y       1     0002     660,168    1697085  0    1697085    0002     Y
  158     3      1      N         N                  N       3     0002     369,959    1697630  0    1697630    0002     N
  159     1      1      N         Y    18,226.00     N       1     0002   1,093,778    1703453  0    1703453    0002     N
  160     1      1      N         N                  N       1     0002     763,760    1704006  0    1704006    0002     N
  161     1      1      N         N                  N       1     0002   1,114,593    1709039  0    1709039    0002     N
  162     2      1      N         N                  N       1     0002     689,100    1709799  0    1709799    0002     N
  163     1      1      N         N                  N       1     0002   1,580,123    1711555  0    1711555    0002     N
  164     1      1      N         N                  N       1     0002   1,144,780    1714054  0    1714054    0002     N
  165     1      1      N         N                  N       3     0002   1,195,050    1716208  0    1716208    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  166   1717909 ASHBURN        VA     20147     01   3.000   13.625    3.000    360
  167   1719855 MANASSAS PA    VA     20111     01   3.000   12.875    3.000    360
  168   1720820 ASHBURN        VA     20147     01   3.000   13.250    3.000    360
  169   1721315 ASHBURN        VA     20147     01   3.000   12.750    3.000    360
  170   1721331 ASHBURN        VA     20147     01   3.000   13.125    3.000    360
  171   1721935 ASHBURN        VA     20147     01   3.000   13.875    3.000    360
  172   1722743 STERLING       VA     20164     01   3.000   13.750    3.000    360
  173   1724343 FALLS CHURC    VA     22042     01   3.000   14.250    3.000    360
  174   1724566 BETHESDA       MD     20817     01   3.000   13.500    3.000    360
  175   1725696 IJAMSVILLE     MD     21754     01   3.000   13.000    3.000    360
  176   1725811 GAITHERSBUR    MD     20878     01   3.000   13.875    3.000    360
  177   1725993 ASHBURN        VA     20147     01   3.000   12.750    3.000    360
  178   1727510 WASHINGTON     DC     20037     01   3.000   13.875    3.000    360
  179   1727593 COLUMBIA       MD     21046     01   3.000   13.750    3.000    360
  180   1728138 HAMPTON        VA     23669     01   3.000   13.625    3.000    360
  181   1728716 BETHESDA       MD     20816     01   3.000   14.000    3.000    360
  182   1728781 ROCKVILLE      MD     20853     01   3.000   13.000    3.000    360
  183   1729011 ADAMSTOWN      MD     21710     01   3.000   13.625    3.000    360
  184   1729060 ASHBURN        VA     20147     01   3.000   12.875    3.000    360
  185   1729243 WASHINGTON     DC     20016     01   3.000   13.625    3.000    180
  186   1729862 POTOMAC        MD     20854     01   3.000   13.000    3.000    360
  187   1729920 OAKTON         VA     22124     01   3.000   13.625    3.000    360
  188   1729946 GLOUCESTER     VA     23061     01   3.000   12.875    3.000    360
  189   1730654 MANASSAS       VA     20112     01   3.000   13.250    3.000    360
  190   1730704 ASHBURN        VA     20147     01   3.000   13.375    3.000    360
  191   1730795 ASHBURN        VA     20147     01   3.000   14.125    3.000    360
  192   1730886 WASHINGTON     DC     20015     01   3.000   13.250    3.000    360
  193   1730902 FAIRFAX        VA     22033     01   3.000   13.750    3.000    360
  194   1731538 ASHBURN        VA     20147     01   3.000   12.875    3.000    360
  195   1731868 CENTREVILLE    VA     20120     01   3.000   13.750    3.000    360
  196   1732056 STERLING       VA     20165     01   3.000   14.000    3.000    360
  197   1732163 WILLAMSBURG    VA     23185     01   3.000   13.375    3.000    360
  198   1732247 ASHBURN        VA     20147     01   3.000   13.500    3.000    360
  199   1732726 FREDERICK      MD     21702     01   3.000   13.375    3.000    360
  200   1732791 MECHANICSVI    VA     23111     03   2.875   12.625    2.875    360
  201   1732858 ASHBURN        VA     20147     01   3.000   13.625    3.000    360
  202   1733005 ASHBURN        VA     20147     01   3.000   13.750    3.000    360
  203   1733161 ASHBURN        VA     20147     01   3.000   13.500    3.000    360
  204   1733286 TIMONIUM       MD     21093     01   3.000   13.625    3.000    360
  205   1733625 BOWIE          MD     20720     01   3.000   14.000    3.000    360
  206   1733781 WASHINGTON     DC     20016     01   3.000   13.125    3.000    360
  207   1733989 CENTREVILLE    VA     20120     01   3.000   13.125    3.000    360
  208   1734029 ARLINGTON      VA     22205     01   3.000   13.000    3.000    360
  209   1734144 CLIFTON        VA     20124     01   3.000   12.750    3.000    360
  210   1734243 STERLING       VA     20165     01   3.000   13.125    3.000    360
  211   1734375 ASHTON         MD     20861     01   3.000   12.750    3.000    360
  212   1734581 SPRINGFIELD    VA     22151     01   3.000   13.500    3.000    360
  213   1734854 WILLIAMSBUR    VA     23185     01   3.000   13.000    3.000    360
  214   1735000 CHANTILLY      VA     20151     01   3.000   13.500    3.000    360
  215   1735042 ROCKVILLE      MD     20850     01   3.000   13.625    3.000    360
  216   1735166 NEWPORT NEW    VA     23602     01   3.000   13.125    3.000    360
  217   1735919 WASHINGTON     DC     20016     01   3.000   13.875    3.000    360
  218   1736115 STERLING       VA     20165     01   3.000   13.375    3.000    360
  219   1736131 STERLING       VA     20165     01   3.000   13.250    3.000    360
  220   1736149 LEESBURG       VA     20175     01   3.000   13.750    3.000    360
  221   1736180 WASHINGTON     DC     20009     01   3.000   12.875    3.000    360
  222   1736354 WASHINGTON     DC     20016     01   3.000   13.375    3.000    360
  223   1736388 HERNDON        VA     20170     01   3.000   13.000    3.000    360
  224   1736800 BETHESDA       MD     20816     01   3.000   13.625    3.000    360
  225   1736842 ASHBURN        VA     20148     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  166      350   189,000.00   187,287.20 05/01/97  1,273.33  90.00  210,000.00    5.945
  167      357   190,125.00   189,480.56 12/01/97  1,248.99  89.91  211,450.00    5.695
  168      358   263,750.00   263,129.02 01/01/98  1,799.24  95.00  277,635.00    6.070
  169      354   163,700.00   162,696.55 09/01/97  1,061.76  74.98  218,315.00    5.570
  170      354   200,650.00   199,506.57 09/01/97  1,351.82  80.00  250,827.00    5.945
  171      350   208,400.00   206,729.31 06/01/97  1,421.66  80.00  260,500.00    6.070
  172      351   203,850.00   202,823.13 09/01/97  1,460.41  90.00  226,500.00    6.570
  173      352   180,500.00   179,263.74 07/01/97  1,262.09  95.00  190,000.00    6.320
  174      354   513,600.00   510,881.26 09/01/97  3,591.17  80.00  642,000.00    6.320
  175      354   250,000.00   248,540.18 09/01/97  1,663.26  64.82  385,674.00    5.820
  176      352   166,500.00   165,359.62 07/01/97  1,164.20  90.00  185,000.00    6.320
  177      355   188,800.00   187,810.83 10/01/97  1,224.56  79.99  236,020.00    5.570
  178      354   256,000.00   254,742.19 09/01/97  1,856.18  80.00  320,000.00    6.695
  179      352    98,200.00    97,559.84 07/01/97    703.52  80.00  122,750.00    6.570
  180      355    74,400.00    74,071.73 10/01/97    526.60  60.00  124,000.00    6.445
  181      351    49,600.00    49,257.00 06/01/97    363.95  80.00   62,000.00    6.820
  182      359   155,400.00   155,144.48 02/01/98  1,033.89  77.70  200,000.00    5.820
  183      356   241,600.00   240,714.51 11/01/97  1,710.03  80.00  302,000.00    6.445
  184      354   183,400.00   182,302.73 09/01/97  1,204.81  79.98  229,309.00    5.695
  185      175   214,600.00   209,992.14 10/01/97  1,959.01  34.89  615,000.00    6.070
  186      356   388,000.00   386,391.10 11/01/97  2,581.38  80.00  485,000.00    5.820
  187      351   185,250.00   183,957.97 07/01/97  1,311.19  95.00  195,000.00    6.445
  188      355   109,550.00   109,084.49 11/01/97    719.67  89.98  121,750.00    5.695
  189      357   214,600.00   213,924.23 12/01/97  1,463.96  94.85  226,256.00    6.070
  190      355   147,150.00   146,583.22 11/01/97  1,016.33  79.99  183,969.00    6.195
  191      352   213,600.00   212,307.82 07/01/97  1,585.98  93.98  227,274.00    6.945
  192      354   320,000.00   318,220.56 09/01/97  2,182.97  61.54  520,000.00    6.070
  193      352   118,800.00   118,025.55 07/01/97    851.10  80.00  148,500.00    6.570
  194      355   132,250.00   131,573.73 09/01/97    868.79  94.99  139,225.00    5.695
  195      352    84,800.00    84,247.20 07/01/97    607.52  80.00  106,000.00    6.570
  196      352   181,236.00   180,112.12 07/01/97  1,329.85  95.00  190,775.00    6.820
  197      353   200,000.00   198,914.80 09/01/97  1,381.36  46.51  430,000.00    6.195
  198      354   195,000.00   193,915.64 09/01/97  1,330.25  95.00  195,000.00    6.070
  199      353   214,600.00   213,435.65 09/01/97  1,482.19  50.49  425,000.00    6.195
  200      353   145,000.00   143,956.47 08/01/97    928.46  77.96  186,000.00    5.445
  201      352   204,000.00   202,636.88 07/01/97  1,443.90  80.00  255,000.00    6.445
  202      353   142,450.00   141,627.27 08/01/97  1,020.53  94.97  149,990.00    6.570
  203      353   144,000.00   143,126.10 08/01/97  1,006.87  80.00  180,000.00    6.320
  204      354   155,000.00   154,199.52 09/01/97  1,097.09  95.00  155,000.00    6.445
  205      353   162,500.00   161,597.88 08/01/97  1,192.37  95.00  162,500.00    6.820
  206      355   222,400.00   221,316.93 10/01/97  1,498.35  80.00  278,000.00    5.945
  207      353   180,000.00   178,113.43 08/01/97  1,212.70  69.23  260,000.00    5.945
  208      354   263,900.00   262,358.97 09/01/97  1,755.74  79.99  329,900.00    5.820
  209      354   153,000.00   152,062.16 09/01/97    992.36  75.37  203,000.00    5.570
  210      354   433,050.00   430,582.25 09/01/97  2,917.54  80.00  541,335.00    5.945
  211      354   473,600.00   470,696.99 09/01/97  3,071.77  80.00  592,000.00    5.570
  212      353   161,500.00   160,478.72 08/01/97  1,129.24  95.00  170,000.00    6.320
  213      357   145,260.00   144,779.54 12/01/97    966.42  79.90  181,800.00    5.820
  214      353   211,000.00   209,719.46 08/01/97  1,475.35  95.00  211,000.00    6.320
  215      352   140,600.00   139,767.54 08/01/97    995.16  95.00  148,000.00    6.445
  216      354   125,300.00   124,585.98 09/01/97    844.17  95.00  131,900.00    5.945
  217      354   265,600.00   264,294.99 09/01/97  1,925.79  80.00  332,000.00    6.695
  218      356   177,800.00   177,115.13 11/01/97  1,228.03  79.99  222,270.00    6.195
  219      359   211,900.00   211,734.69 03/01/98  1,445.54  79.96  265,000.00    6.070
  220      353   435,200.00   434,272.55 01/01/98  3,117.83  80.00  544,000.00    6.570
  221      354    92,471.00    91,986.50 10/01/97    599.77  89.01   93,500.00    5.570
  222      354   102,000.00   101,446.58 09/01/97    704.49  72.86  140,000.00    6.195
  223      353   134,000.00   132,983.21 09/01/97    891.51  80.00  167,500.00    5.820
  224      355   184,800.00   183,984.58 10/01/97  1,308.01  60.00  308,000.00    6.445
  225      354   242,131.00   240,784.52 09/01/97  1,651.77  95.00  254,875.00    6.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  166     2      1      N         N                  N       1     0002   1,113,422    1717909  0    1717909    0002     N
  167     1      1      N         N                  N       1     0002   1,079,092    1719855  0    1719855    0002     N
  168     1      1      N         N                  N       1     0002   1,597,193    1720820  0    1720820    0002     N
  169     1      1      N         N                  N       1     0002     906,220    1721315  0    1721315    0002     N
  170     1      1      N         N                  N       1     0002   1,186,067    1721331  0    1721331    0002     N
  171     1      1      N         N                  N       1     0002   1,254,847    1721935  0    1721935    0002     N
  172     1      1      N         N                  N       1     0002   1,332,548    1722743  0    1722743    0002     N
  173     1      1      N         N                  N       1     0002   1,132,947    1724343  0    1724343    0002     N
  174     1      1      N         N                  N       1     0002   3,228,770    1724566  0    1724566    0002     N
  175     1      1      N         N                  N       1     0002   1,446,504    1725696  0    1725696    0002     N
  176     2      1      N         N                  N       1     0002   1,045,073    1725811  0    1725811    0002     N
  177     2      1      N         N                  N       1     0002   1,046,106    1725993  0    1725993    0002     N
  178     2      1      N         N                  N       1     0002   1,705,499    1727510  0    1727510    0002     N
  179     1      1      N         N                  N       1     0002     640,968    1727593  0    1727593    0002     N
  180     1      1      N         N                  N       1     0002     477,392    1728138  0    1728138    0002     N
  181     3      1      N         N                  N       1     0002     335,933    1728716  0    1728716    0002     N
  182     1      1      N         N                  N       2     0002     902,941    1728781  0    1728781    0002     N
  183     1      1      N         N                  N       1     0002   1,551,405    1729011  0    1729011    0002     N
  184     1      1      N         N                  N       1     0002   1,038,214    1729060  0    1729060    0002     N
  185     1      1      N         N                  N       1     0002   1,274,652    1729243  0    1729243    0002     N
  186     1      1      N         N                  N       1     0002   2,248,796    1729862  0    1729862    0002     N
  187     1      1      N         N                  N       1     0002   1,185,609    1729920  0    1729920    0002     N
  188     1      1      N         N                  N       1     0002     621,236    1729946  0    1729946    0002     N
  189     1      1      N         N                  N       1     0002   1,298,520    1730654  0    1730654    0002     N
  190     2      1      N         N                  N       1     0002     908,083    1730704  0    1730704    0002     N
  191     1      1      N         N                  N       1     0002   1,474,478    1730795  0    1730795    0002     N
  192     1      1      N         N                  N       1     0002   1,931,599    1730886  0    1730886    0002     N
  193     2      1      N         N                  N       1     0002     775,428    1730902  0    1730902    0002     N
  194     2      1      N         N                  N       1     0002     749,312    1731538  0    1731538    0002     N
  195     2      1      N         N                  N       1     0002     553,504    1731868  0    1731868    0002     N
  196     2      1      N         N                  N       1     0002   1,228,365    1732056  0    1732056    0002     N
  197     1      1      N         N                  N       1     0002   1,232,277    1732163  0    1732163    0002     N
  198     2      1      N         Y     9,750.00     N       1     0002   1,177,068    1732247  0    1732247    0002     N
  199     1      1      N         N                  N       1     0002   1,322,234    1732726  0    1732726    0002     N
  200     1      1      N         N                  Y       1     0002     783,843    1732791  0    1732791    0002     Y
  201     1      1      N         N                  N       1     0002   1,305,995    1732858  0    1732858    0002     N
  202     2      1      N         N                  N       1     0002     930,491    1733005  0    1733005    0002     N
  203     2      1      N         N                  N       1     0002     904,557    1733161  0    1733161    0002     N
  204     2      1      N         Y     7,750.00     N       1     0002     993,816    1733286  0    1733286    0002     N
  205     2      1      N         Y     8,125.00     N       1     0002   1,102,098    1733625  0    1733625    0002     N
  206     1      1      N         N                  N       1     0002   1,315,729    1733781  0    1733781    0002     N
  207     1      1      N         N                  N       1     0002   1,058,884    1733989  0    1733989    0002     N
  208     1      1      N         N                  N       1     0002   1,526,929    1734029  0    1734029    0002     N
  209     1      1      N         N                  N       1     0002     846,986    1734144  0    1734144    0002     N
  210     1      1      N         N                  N       1     0002   2,559,811    1734243  0    1734243    0002     N
  211     1      1      N         N                  N       1     0002   2,621,782    1734375  0    1734375    0002     N
  212     1      1      N         N                  N       1     0002   1,014,226    1734581  0    1734581    0002     N
  213     1      1      N         N                  N       1     0002     842,617    1734854  0    1734854    0002     N
  214     1      1      N         Y    10,550.00     N       1     0002   1,325,427    1735000  0    1735000    0002     N
  215     1      1      N         N                  N       1     0002     900,802    1735042  0    1735042    0002     N
  216     1      1      N         N                  N       1     0002     740,664    1735166  0    1735166    0002     N
  217     1      1      N         N                  N       1     0002   1,769,455    1735919  0    1735919    0002     N
  218     1      1      N         N                  N       1     0002   1,097,228    1736115  0    1736115    0002     N
  219     1      1      N         N                  N       1     0002   1,285,230    1736131  0    1736131    0002     N
  220     1      1      N         N                  N       1     0002   2,853,171    1736149  0    1736149    0002     N
  221     3      1      N         Y     9,248.00     N       1     0002     512,365    1736180  0    1736180    0002     N
  222     3      1      N         N                  N       1     0002     628,462    1736354  0    1736354    0002     N
  223     1      1      N         N                  N       1     0002     773,962    1736388  0    1736388    0002     N
  224     1      1      N         N                  N       1     0002   1,185,781    1736800  0    1736800    0002     N
  225     1      1      N         N                  N       1     0002   1,461,562    1736842  0    1736842    0002     N

                                                            Maximum  Minimum Original
       Loan-no    City       State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  226   1736875  ASHBURN        VA     20147     01   3.000   12.750    3.000    360
  227   1737105  ARLINGTON      VA     22201     01   3.000   13.125    3.000    360
  228   1738160  ASHBURN        VA     20147     01   3.000   12.625    3.000    360
  229   1738335  WASHINGTON     DC     20016     01   3.000   13.250    3.000    360
  230   1738418  ANNAPOLIS      MD     21401     01   3.000   13.125    3.000    360
  231   1738525  WASHINGTON     DC     20032     01   3.000   13.125    3.000    360
  232   1738558  MANASSAS       VA     20112     01   3.000   13.625    3.000    360
  233   1738590  POTOMAC        MD     20854     01   3.000   13.375    3.000    360
  234   1738749  CHESTER        MD     21619     01   3.000   13.750    3.000    360
  235   1738756  CROWNSVILLE    MD     21032     01   3.000   13.375    3.000    360
  236   1738814  ASHBURN        VA     20147     01   3.000   12.750    3.000    360
  237   1739226  CHEVY CHASE    MD     20815     01   3.000   13.250    3.000    360
  238   1739341  BALTIMORE      MD     21239     01   3.000   13.000    3.000    360
  239   1739432  CHEVY CHASE    MD     20815     01   3.000   13.250    3.000    360
  240   1739556  ASHBURN        VA     20147     01   3.000   13.125    3.000    360
  241   1739606  SOUTH RIDIN    VA     20152     01   3.000   13.125    3.000    360
  242   1739671  GREENSBURG     PA     15601     01   3.000   13.500    3.000    360
  243   1740034  VIENNA         VA     22182     01   3.000   13.125    3.000    360
  244   1740349  ASHBURN        VA     20147     01   3.000   13.000    3.000    360
  245   1740497  FAIRFAX        VA     22032     01   3.000   13.000    3.000    360
  246   1740596  WASHINGTON     DC     20015     01   3.000   13.375    3.000    360
  247   1740653  WASHINGTON     DC     20007     01   3.000   13.500    3.000    360
  248   1740950  GAMBRILLS      MD     21054     01   3.000   13.375    3.000    360
  249   1741073  SUFFOLK        VA     23436     01   3.000   12.625    3.000    360
  250   1741115  MCLEAN         VA     22101     01   3.000   13.000    3.000    360
  251   1741123  GLENN DALE     MD     20769     01   3.000   13.625    3.000    360
  252   1741206  BETHESDA       MD     20814     01   3.000   12.875    3.000    360
  253   1741214  BETHESDA       MD     20816     01   3.000   13.250    3.000    360
  254   1741321  BETHESDA       MD     20814     01   3.000   13.500    3.000    360
  255   1741784  ELLICOTT CI    MD     21043     01   3.000   13.250    3.000    360
  256   1741842  ANNAPOLIS      MD     21403     01   3.000   13.500    3.000    360
  257   1742634  ASHBURN        VA     20147     01   3.000   13.250    3.000    360
  258   1742766  SOUTH RIDIN    VA     22021     01   3.000   12.750    3.000    360
  259   1742857  ALEXANDRIA     VA     22302     01   3.000   13.750    3.000    360
  260   1742956  RESTON         VA     20194     01   3.000   12.500    3.000    360
  261   1743244  VIENNA         VA     22181     01   3.000   13.375    3.000    360
  262   1743350  BETHESDA       MD     20814     01   3.000   13.500    3.000    360
  263   1743640  WASHINGTON     DC     20007     01   3.000   13.000    3.000    360
  264   1744135  WASHINGTON     DC     20016     01   3.000   13.250    3.000    360
  265   1744655  WASHINGTON     DC     20007     01   3.000   13.125    3.000    360
  266   1745215  ASHBURN        VA     20147     01   3.000   12.750    3.000    360
  267   1745249  SOUTH RIDIN    VA     20152     01   3.000   12.875    3.000    360
  268   1745272  CENTREVILLE    VA     20121     01   3.000   13.375    3.000    360
  269   1745504  ROCKVILLE      MD     20853     01   3.000   13.375    3.000    360
  270   1745587  STERLING       VA     20165     01   3.000   12.625    3.000    360
  271   1745967  KENSINGTON     MD     20895     01   3.000   12.625    3.000    360
  272   1747351  WASHINGTON     DC     20010     01   3.000   13.375    3.000    360
  273   1747377  GERMANTOWN     MD     20876     01   3.000   13.375    3.000    360
  274   1747401  ELLICOTT CI    MD     21042     01   3.000   13.375    3.000    360
  275   1747419  RESTON         VA     20194     01   3.000   13.375    3.000    360
  276   1747534  BETHESDA       MD     20816     01   3.000   13.125    3.000    360
  277   1747682  WASHINGTON     DC     20009     01   3.000   12.500    3.000    360
  278   1747732  GREENCASTLE    PA     17225     01   3.000   12.875    3.000    360
  279   1748003  ANNAPOLIS      MD     21403     01   3.000   13.250    3.000    360
  280   1748086  WASHINGTON     DC     20009     01   3.000   13.375    3.000    360
  281   1748185  BETHESDA       MD     20814     01   3.000   13.500    3.000    360
  282   1748193  GAITHERSBUR    MD     20878     01   3.000   13.375    3.000    360
  283   1748359  ROCKVILLE      MD     20853     01   3.000   12.875    3.000    360
  284   1748375  BETHESDA       MD     20817     01   3.000   13.375    3.000    360
  285   1749100  LEESBURG       VA     20176     01   3.000   12.750    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  226      358   209,850.00   209,304.90 01/01/98  1,361.09  80.00  262,322.00    5.570
  227      353   167,200.00   166,247.20 09/01/97  1,126.46  80.00  209,000.00    5.945
  228      355   198,450.00   197,384.84 10/01/97  1,270.70  80.00  248,063.00    5.445
  229      355   300,000.00   298,574.43 10/01/97  2,046.53  65.57  457,500.00    6.070
  230      354   100,000.00    99,430.15 09/01/97    673.72  40.82  245,000.00    5.945
  231      355    51,300.00    51,050.16 10/01/97    345.62  57.00   90,000.00    5.945
  232      354   192,950.00   191,731.12 09/01/97  1,365.69  94.98  203,140.00    6.445
  233      355   335,200.00   333,908.89 11/01/97  2,315.15  80.00  419,000.00    6.195
  234      354   125,000.00   124,370.31 09/01/97    895.52  48.08  260,000.00    6.570
  235      354    79,900.00    79,466.48 09/01/97    551.85  79.98   99,900.00    6.195
  236      356   214,600.00   213,590.77 12/01/97  1,391.90  94.56  226,952.00    5.570
  237      353   148,000.00   147,176.97 09/01/97  1,009.63  80.65  183,500.00    6.070
  238      354   214,600.00   213,428.18 10/01/97  1,427.74  79.78  269,000.00    5.820
  239      354   313,600.00   311,856.15 09/01/97  2,139.31  80.00  392,000.00    6.070
  240      354   200,400.00   199,257.96 09/01/97  1,350.14  80.00  250,500.00    5.945
  241      356   158,650.00   158,137.95 12/01/97  1,068.86  79.91  198,535.00    5.945
  242      354   179,075.00   178,127.06 09/01/97  1,252.12  95.00  188,500.00    6.320
  243      354   286,300.00   284,668.50 09/01/97  1,928.86  79.96  358,050.00    5.945
  244      355   214,600.00   213,529.05 10/01/97  1,427.74  78.59  273,070.00    5.820
  245      355   181,950.00   181,041.96 10/01/97  1,210.52  80.00  227,450.00    5.820
  246      356   200,000.00   199,229.62 11/01/97  1,381.36  78.13  256,000.00    6.195
  247      354   250,000.00   248,676.61 09/01/97  1,748.04  45.87  545,000.00    6.320
  248      355   105,000.00   104,298.66 10/01/97    725.21  30.00  350,000.00    6.195
  249      354    80,000.00    79,570.63 10/01/97    512.25  70.48  113,500.00    5.445
  250      354   204,000.00   202,808.77 09/01/97  1,357.22  80.00  255,000.00    5.820
  251      354   257,400.00   256,070.73 09/01/97  1,821.87  90.00  286,000.00    6.445
  252      355   200,800.00   199,773.18 10/01/97  1,319.12  80.00  251,000.00    5.695
  253      355   131,200.00   130,576.54 10/01/97    895.02  80.00  164,000.00    6.070
  254      354   192,000.00   190,983.59 09/01/97  1,342.50  80.00  240,000.00    6.320
  255      355   185,200.00   184,319.90 10/01/97  1,263.40  80.00  231,500.00    6.070
  256      353   307,500.00   305,872.23 09/01/97  2,150.09  75.00  410,000.00    6.320
  257      355   142,208.00   141,530.20 10/01/97    970.11  80.00  177,760.00    6.070
  258      357   193,450.00   192,947.50 01/01/98  1,254.72  94.99  203,650.00    5.570
  259      354   266,000.00   264,660.06 09/01/97  1,905.66  95.00  266,000.00    6.570
  260      355   406,000.00   403,767.77 10/01/97  2,566.20  80.00  507,500.00    5.320
  261      355   236,000.00   234,905.81 10/01/97  1,630.00  80.00  295,000.00    6.195
  262      355   300,000.00   298,643.05 10/01/97  2,097.65  80.00  375,000.00    6.320
  263      355   334,600.00   213,529.05 10/01/97  1,427.74  63.73  525,000.00    5.820
  264      354   468,000.00   465,397.58 09/01/97  3,192.59  80.00  585,000.00    6.070
  265      355   157,200.00   156,434.43 10/01/97  1,059.09  60.00  262,000.00    5.945
  266      356   165,600.00   164,879.03 11/01/97  1,074.08  90.00  184,000.00    5.570
  267      354   160,000.00   159,042.71 09/01/97  1,051.09  80.00  200,000.00    5.695
  268      355   129,680.00   129,078.75 10/01/97    895.67  80.00  162,100.00    6.195
  269      355   142,000.00   141,341.65 10/01/97    980.76  57.96  245,000.00    6.195
  270      355   185,725.00   184,728.15 10/01/97  1,189.22  95.00  195,500.00    5.445
  271      355   256,000.00   254,625.95 10/01/97  1,639.20  80.00  320,000.00    5.445
  272      354   171,200.00   170,034.20 10/01/97  1,182.44  80.00  214,000.00    6.195
  273      356   132,000.00   131,491.54 11/01/97    911.70  80.00  165,000.00    6.195
  274      355   149,055.00   148,363.92 10/01/97  1,029.49  95.00  156,900.00    6.195
  275      357   360,450.00   359,342.75 12/01/97  2,489.54  79.94  450,896.00    6.195
  276      355   188,000.00   187,084.41 10/01/97  1,266.60  80.00  235,000.00    5.945
  277      355   161,405.00   160,517.58 10/01/97  1,020.19  95.00  169,900.00    5.320
  278      357    90,700.00    90,392.56 12/01/97    595.84  86.38  105,000.00    5.695
  279      355   495,000.00   491,988.47 10/01/97  3,376.78  77.34  640,000.00    6.070
  280      355    93,000.00    92,568.82 10/01/97    642.33  60.00  155,000.00    6.195
  281      357   196,000.00   195,412.65 12/01/97  1,370.47  78.40  250,000.00    6.320
  282      358   310,600.00   310,125.86 02/01/98  2,145.24  79.99  388,283.00    6.195
  283      356   258,000.00   257,114.71 12/01/97  1,694.88  80.00  322,500.00    5.695
  284      355   500,000.00   497,681.87 10/01/97  3,453.38  74.07  675,000.00    6.195
  285      355    90,000.00    88,846.49 11/01/97    583.74  60.40  149,000.00    5.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  226     1      1      N         N                  N       1     0002   1,165,828    1736875  0    1736875    0002     N
  227     3      1      N         N                  N       1     0002     988,340    1737105  0    1737105    0002     N
  228     1      1      N         N                  N       1     0002   1,074,760    1738160  0    1738160    0002     N
  229     1      1      N         N                  N       1     0002   1,812,347    1738335  0    1738335    0002     N
  230     1      1      N         N                  N       1     0002     591,112    1738418  0    1738418    0002     N
  231     1      1      N         N                  N       3     0002     303,493    1738525  0    1738525    0002     N
  232     1      1      N         N                  N       1     0002   1,235,707    1738558  0    1738558    0002     N
  233     1      1      N         N                  N       1     0002   2,068,566    1738590  0    1738590    0002     N
  234     1      1      N         N                  N       3     0002     817,113    1738749  0    1738749    0002     N
  235     1      1      N         N                  N       1     0002     492,295    1738756  0    1738756    0002     N
  236     1      1      N         N                  N       1     0002   1,189,701    1738814  0    1738814    0002     N
  237     3      1      N         N                  N       1     0002     893,364    1739226  0    1739226    0002     N
  238     1      1      N         N                  N       1     0002   1,242,152    1739341  0    1739341    0002     N
  239     1      1      N         N                  N       1     0002   1,892,967    1739432  0    1739432    0002     N
  240     1      1      N         N                  N       1     0002   1,184,589    1739556  0    1739556    0002     N
  241     1      1      N         N                  N       1     0002     940,130    1739606  0    1739606    0002     N
  242     2      1      N         N                  N       1     0002   1,125,763    1739671  0    1739671    0002     N
  243     1      1      N         N                  N       1     0002   1,692,354    1740034  0    1740034    0002     N
  244     1      1      N         N                  N       1     0002   1,242,739    1740349  0    1740349    0002     N
  245     1      1      N         N                  N       1     0002   1,053,664    1740497  0    1740497    0002     N
  246     1      1      N         N                  N       1     0002   1,234,227    1740596  0    1740596    0002     N
  247     1      1      N         N                  N       1     0002   1,571,636    1740653  0    1740653    0002     N
  248     1      1      N         N                  N       2     0002     646,130    1740950  0    1740950    0002     N
  249     1      1      N         N                  N       1     0002     433,262    1741073  0    1741073    0002     N
  250     1      1      N         N                  N       1     0002   1,180,347    1741115  0    1741115    0002     N
  251     1      1      N         N                  N       1     0002   1,650,376    1741123  0    1741123    0002     N
  252     1      1      N         N                  N       1     0002   1,137,708    1741206  0    1741206    0002     N
  253     3      1      N         N                  N       1     0002     792,600    1741214  0    1741214    0002     N
  254     1      1      N         N                  N       1     0002   1,207,016    1741321  0    1741321    0002     N
  255     1      1      N         N                  N       1     0002   1,118,822    1741784  0    1741784    0002     N
  256     3      1      N         N                  N       1     0002   1,933,112    1741842  0    1741842    0002     N
  257     2      1      N         N                  N       1     0002     859,088    1742634  0    1742634    0002     N
  258     1      1      N         N                  N       1     0002   1,074,718    1742766  0    1742766    0002     N
  259     1      1      N         Y    13,300.00     N       1     0002   1,738,817    1742857  0    1742857    0002     N
  260     1      1      N         N                  N       1     0002   2,148,045    1742956  0    1742956    0002     N
  261     1      1      N         N                  N       1     0002   1,455,241    1743244  0    1743244    0002     N
  262     2      1      N         N                  N       1     0002   1,887,424    1743350  0    1743350    0002     N
  263     1      1      N         N                  N       2     0002   1,242,739    1743640  0    1743640    0002     N
  264     1      1      N         N                  N       2     0002   2,824,963    1744135  0    1744135    0002     N
  265     2      1      N         N                  N       1     0002     930,003    1744655  0    1744655    0002     N
  266     2      1      N         N                  N       1     0002     918,376    1745215  0    1745215    0002     N
  267     2      1      N         N                  N       1     0002     905,748    1745249  0    1745249    0002     N
  268     2      1      N         N                  N       1     0002     799,643    1745272  0    1745272    0002     N
  269     1      1      N         N                  N       3     0002     875,612    1745504  0    1745504    0002     N
  270     2      1      N         N                  N       1     0002   1,005,845    1745587  0    1745587    0002     N
  271     1      1      N         N                  N       1     0002   1,386,438    1745967  0    1745967    0002     N
  272     2      1      N         N                  N       1     0002   1,053,362    1747351  0    1747351    0002     N
  273     1      1      N         N                  N       1     0002     814,590    1747377  0    1747377    0002     N
  274     1      1      N         N                  N       1     0002     919,114    1747401  0    1747401    0002     N
  275     1      1      N         N                  N       1     0002   2,226,128    1747419  0    1747419    0002     N
  276     3      1      N         N                  N       1     0002   1,112,217    1747534  0    1747534    0002     N
  277     3      1      N         N                  N       1     0002     853,954    1747682  0    1747682    0002     N
  278     1      1      N         N                  N       2     0002     514,786    1747732  0    1747732    0002     N
  279     3      1      N         N                  N       2     0002   2,986,370    1748003  0    1748003    0002     N
  280     3      1      N         N                  N       1     0002     573,464    1748086  0    1748086    0002     N
  281     1      1      N         N                  N       3     0002   1,235,008    1748185  0    1748185    0002     N
  282     1      1      N         N                  N       1     0002   1,921,230    1748193  0    1748193    0002     N
  283     1      1      N         N                  N       1     0002   1,464,268    1748359  0    1748359    0002     N
  284     1      1      N         N                  N       2     0002   3,083,139    1748375  0    1748375    0002     N
  285     1      1      N         N                  N       1     0002     494,875    1749100  0    1749100    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  286   1749431  ALEXANDRIA     VA     22312     01   3.000   12.625    3.000    360
  287   1750009  OAKTON         VA     22124     01   3.000   13.375    3.000    360
  288   1750025  FALLS CHURC    VA     22041     01   3.000   13.000    3.000    360
  289   1750355  BETHESDA       MD     20814     01   3.000   13.125    3.000    360
  290   1750611  YORKTOWN       VA     23693     01   3.000   13.250    3.000    360
  291   1751064  WASHINGTON     DC     20037     01   3.000   13.375    3.000    360
  292   1751114  MCLEAN         VA     22101     01   3.000   13.375    3.000    360
  293   1751460  BETHESDA       MD     20817     01   3.000   13.375    3.000    360
  294   1751908  CENTREVILLE    VA     20120     01   3.000   13.625    3.000    360
  295   1752237  FREDERICKSB    VA     22407     01   3.000   13.250    3.000    360
  296   1752245  STERLING       VA     20165     01   3.000   13.250    3.000    360
  297   1752740  FALLS CHURC    VA     22046     01   3.000   12.750    3.000    360
  298   1752781  MANASSAS       VA     20112     01   3.000   13.250    3.000    360
  299   1753268  CLIFTON        VA     20124     01   3.000   12.625    3.000    360
  300   1754514  WASHINGTON     DC     20015     01   3.000   12.875    3.000    360
  301   1754894  KENSINGTON     MD     20895     01   3.000   12.875    3.000    360
  302   1755842  WASHINGTON     DC     20015     01   3.000   13.625    3.000    360
  303   1755941  LEESBURG       VA     20176     01   3.550   13.175    3.550    360
  304   1756188  RESTON         VA     20190     01   3.000   13.250    3.000    360
  305   1757921  RESTON         VA     20191     01   3.000   13.125    3.000    360
  306   1758069  ASHBURN        VA     20147     01   3.000   13.125    3.000    360
  307   1758150  WASHINGTON     DC     20012     01   3.300   13.425    3.300    360
  308   1759000  FAIRFAX        VA     22033     01   3.000   13.125    3.000    360
  309   1759042  FAIRFAX        VA     22033     01   3.000   13.125    3.000    360
  310   1759075  ANNANDALE      VA     22003     01   3.000   13.250    3.000    360
  311   1759125  WASHINGTON     DC     20015     01   3.000   13.375    3.000    360
  312   1759695  VIENNA         VA     22181     01   3.000   13.000    3.000    360
  313   1759703  VIENNA         VA     22182     01   3.000   12.625    3.000    360
  314   1759844  BALTIMORE      MD     21209     01   3.000   13.375    3.000    360
  315   1759869  LUTHERVILLE    MD     21093     01   3.200   13.450    3.200    360
  316   1759901  ANNAPOLIS      MD     21401     01   3.000   13.250    3.000    360
  317   1760438  ARLINGTON      VA     22205     01   3.000   12.625    3.000    360
  318   1760693  RANDALLSTOW    MD     21133     01   3.000   12.875    3.000    180
  319   1760800  FALLS CHURC    VA     22043     01   3.300   13.050    3.300    360
  320   1761006  ALEXANDRIA     VA     22307     01   3.000   12.875    3.000    360
  321   1761089  STAFFORD       VA     22554     01   3.000   12.875    3.000    360
  322   1761196  ARLINGTON      VA     22207     01   3.000   12.500    3.000    360
  323   1761410  WASHINGTON     DC     20007     01   3.000   13.250    3.000    360
  324   1761741  SILVER SPRI    MD     20910     01   3.000   12.875    3.000    360
  325   1762095  WASHINGTON     DC     20007     01   3.000   13.000    3.000    360
  326   1762145  OAKTON         VA     22124     01   3.000   12.875    3.000    360
  327   1762251  HAYMARKET      VA     20169     01   3.000   13.125    3.000    360
  328   1762897  WOODBINE       MD     21797     01   3.000   12.500    3.000    360
  329   1762996  WASHINGTON     DC     20007     01   3.000   13.250    3.000    360
  330   1763036  CHEVY CHASE    MD     20815     01   3.000   13.000    3.000    360
  331   1763168  WASHINGTON     DC     20007     01   3.000   13.000    3.000    360
  332   1763200  ASHBURN        VA     20147     01   3.000   11.750    3.000    360
  333   1763366  GREAT FALLS    VA     22066     01   3.000   13.250    3.000    360
  334   1763622  KENSINGTON     MD     20895     01   3.000   13.000    3.000    360
  335   1763770  BETHESDA       MD     20814     01   3.000   13.375    3.000    360
  336   1764398  VIENNA         VA     22181     01   3.000   13.000    3.000    360
  337   1764448  ARLINGTON      VA     22201     01   3.000   12.875    3.000    360
  338   1764745  YORKTOWN       VA     23693     01   3.000   13.375    3.000    360
  339   1765296  BALTIMORE      MD     21234     01   3.000   13.375    3.000    360
  340   1766302  WASHINGTON     DC     20008     01   3.000   12.875    3.000    360
  341   1766484  HERNDON        VA     20171     01   3.550   13.050    3.550    360
  342   1766500  WASHINGTON     DC     20032     01   3.000   13.375    3.000    360
  343   1766757  GRASONVILLE    MD     21638     01   3.550   14.050    3.550    360
  344   1766997  BETHESDA       MD     20814     01   3.000   12.375    3.000    360
  345   1767201  YORKTOWN       VA     23693     01   3.000   12.500    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal    Appraised    Net
         Term       Bal          Bal       date       p&i      LTV      Value    Mtg Rate

GROUP II LOANS
  286      355   135,200.00   134,596.92 11/01/97    865.71  80.00    169,000.00   5.445
  287      354    71,000.00    70,670.81 10/01/97    490.38  78.89     90,000.00   6.195
  288      355   181,450.00   180,544.44 10/01/97  1,207.20  95.00    191,000.00   5.820
  289      356   300,000.00   299,031.78 12/01/97  2,021.16  80.00    375,000.00   5.945
  290      355   173,000.00   172,243.39 11/01/97  1,180.17  82.78    209,000.00   6.070
  291      356   126,400.00   125,913.12 11/01/97    873.02  79.50    159,000.00   6.195
  292      356   194,500.00   193,750.81 11/01/97  1,343.37  95.00    194,500.00   6.195
  293      356   161,000.00   153,884.85 12/01/97  1,111.99  72.52    222,000.00   6.195
  294      356   298,800.00   297,704.86 11/01/97  2,114.89  71.83    416,000.00   6.445
  295      357    55,000.00    54,870.49 01/01/98    375.20  52.38    105,000.00   6.070
  296      355   272,000.00   270,926.16 11/01/97  1,855.52  87.74    310,000.00   6.070
  297      358   279,300.00   278,817.69 02/01/98  1,811.54  95.00    294,000.00   5.570
  298      357   207,200.00   206,547.57 12/01/97  1,413.47  80.00    259,000.00   6.070
  299      356   267,500.00   266,306.81 11/01/97  1,712.84  50.95    525,000.00   5.445
  300      356   208,000.00   207,116.18 11/01/97  1,366.42  80.00    260,000.00   5.695
  301      358   249,280.00   248,859.94 02/01/98  1,637.60  80.00    311,600.00   5.695
  302      357   218,500.00   217,861.37 12/01/97  1,546.53  95.00    230,000.00   6.445
  303      359   204,643.00   204,480.96 03/01/98  1,385.63  95.00    215,414.00   5.445
  304      358    81,000.00    80,809.27 01/01/98    552.57  90.00     90,000.00   6.070
  305      357   160,000.00   159,483.63 12/01/97  1,077.95  80.00    200,000.00   5.945
  306      358   234,850.00   234,283.23 01/01/98  1,582.23  94.98    247,254.00   5.945
  307      358   207,000.00   206,529.26 01/01/98  1,436.76  90.00    230,000.00   5.945
  308      357   144,000.00   143,535.25 12/01/97    970.16  80.00    180,000.00   5.945
  309      357   148,000.00   147,522.33 12/01/97    997.11  80.00    185,000.00   5.945
  310      357   152,000.00   151,521.38 12/01/97  1,036.91  80.00    190,000.00   6.070
  311      358   303,200.00   300,980.97 01/01/98  2,094.13  80.00    379,000.00   6.195
  312      357   133,000.00   132,560.06 12/01/97    884.86  35.95    370,000.00   5.820
  313      356   184,000.00   183,345.22 12/01/97  1,178.18  80.00    230,000.00   5.445
  314      347   152,450.00   152,099.83 01/01/98  1,052.94  94.98    160,500.00   6.195
  315      359   193,500.00   193,209.00 02/01/98  1,346.36  84.13    230,000.00   6.070
  316      357   708,000.00   705,770.66 12/01/97  4,829.81  80.00    885,000.00   6.070
  317      357   144,000.00   143,487.57 12/01/97    922.05  80.00    180,000.00   5.445
  318      177    82,600.00    81,805.11 01/01/98    736.68  70.00    118,000.00   5.695
  319      358   202,500.00   202,170.33 02/01/98  1,354.04  90.00    225,000.00   5.570
  320      359   296,000.00   295,501.22 02/01/98  1,944.51  80.00    370,000.00   5.695
  321      357   148,400.00   147,896.97 12/01/97    974.89  95.00    148,400.00   5.695
  322      357   280,000.00   278,979.22 12/01/97  1,769.80  80.00    350,000.00   5.320
  323      359   313,600.00   313,109.24 02/01/98  2,139.31  80.00    392,000.00   6.070
  324      358   193,411.00   192,920.71 01/01/98  1,270.58  78.94    245,000.00   5.695
  325      357   425,000.00   423,594.26 12/01/97  2,827.54  74.56    570,000.00   5.820
  326      360   210,000.00   209,823.56 03/01/98  1,379.56  60.00    350,000.00   5.695
  327      358   107,000.00   106,741.76 01/01/98    720.88  46.72    229,000.00   5.945
  328      358   200,000.00   199,449.55 01/01/98  1,264.14  80.00    250,000.00   5.320
  329      357   196,000.00   195,382.82 12/01/97  1,337.07  80.00    245,000.00   6.070
  330      356   300,000.00   299,007.72 12/01/97  1,995.91  28.57  1,050,000.00   5.820
  331      359   170,000.00   169,720.48 02/01/98  1,131.02  68.83    247,000.00   5.820
  332      359   184,750.00   184,557.10 03/01/98  1,078.16  79.82    231,444.00   4.570
  333      358   153,450.00   152,886.89 01/01/98  1,046.80  90.00    170,500.00   6.070
  334      358   138,400.00   138,057.67 01/01/98    920.78  80.00    173,000.00   5.820
  335      358   228,800.00   228,274.48 01/01/98  1,580.27  80.00    286,000.00   6.195
  336      358   211,800.00   211,276.10 01/01/98  1,409.12  79.98    264,800.00   5.820
  337      358   175,000.00   174,354.67 01/01/98  1,149.63  71.14    246,000.00   5.695
  338      358   214,000.00   213,508.47 01/01/98  1,478.05  79.29    269,900.00   6.195
  339      358    85,000.00    84,804.76 01/01/98    587.08  74.56    114,000.00   6.195
  340      358    63,750.00    63,588.38 01/01/98    418.80  75.00     85,000.00   5.695
  341      359   169,100.00   168,824.70 02/01/98  1,130.71  95.00    178,000.00   5.320
  342      359    83,200.00    83,047.47 02/01/98    574.65  80.00    104,000.00   6.195
  343      359   260,300.00   259,953.06 02/01/98  1,919.07  95.00    274,000.00   6.320
  344      358   180,000.00   179,497.17 01/01/98  1,122.97  52.17    345,000.00   5.195
  345      360   160,000.00   159,855.36 03/01/98  1,011.31  69.57    230,000.00   5.320

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  286     3      1      N         N                  N       1     0002     732,880    1749431  0    1749431    0002     N
  287     3      1      N         N                  N       3     0002     437,806    1750009  0    1750009    0002     N
  288     1      1      N         N                  N       1     0002   1,050,769    1750025  0    1750025    0002     N
  289     1      1      N         N                  N       1     0002   1,777,744    1750355  0    1750355    0002     N
  290     1      1      N         N                  N       2     0002   1,045,517    1750611  0    1750611    0002     N
  291     3      1      N         N                  N       2     0002     780,032    1751064  0    1751064    0002     N
  292     1      1      N         Y     9,725.00     N       1     0002   1,200,286    1751114  0    1751114    0002     N
  293     1      1      N         N                  N       3     0002     953,317    1751460  0    1751460    0002     N
  294     1      1      N         N                  N       2     0002   1,918,708    1751908  0    1751908    0002     N
  295     1      1      N         N                  N       1     0002     333,064    1752237  0    1752237    0002     N
  296     1      1      N         N                  N       3     0002   1,644,522    1752245  0    1752245    0002     N
  297     1      1      N         N                  N       1     0002   1,553,015    1752740  0    1752740    0002     N
  298     1      1      N         N                  N       2     0002   1,253,744    1752781  0    1752781    0002     N
  299     1      1      N         N                  N       1     0002   1,450,041    1753268  0    1753268    0002     N
  300     1      1      N         N                  N       1     0002   1,179,527    1754514  0    1754514    0002     N
  301     1      1      N         N                  N       1     0002   1,417,257    1754894  0    1754894    0002     N
  302     1      1      N         N                  N       1     0002   1,404,117    1755842  0    1755842    0002     N
  303     1      1      Y         N                  N       1     0002   1,113,399    1755941  0    1755941    0002     N
  304     3      1      N         N                  N       2     0002     490,512    1756188  0    1756188    0002     N
  305     1      1      N         N                  N       3     0002     948,130    1757921  0    1757921    0002     N
  306     1      1      N         N                  N       1     0002   1,392,814    1758069  0    1758069    0002     N
  307     1      1      Y         N                  N       1     0002   1,227,816    1758150  0    1758150    0002     N
  308     2      1      N         N                  N       2     0002     853,317    1759000  0    1759000    0002     N
  309     2      1      N         N                  N       2     0002     877,020    1759042  0    1759042    0002     N
  310     1      1      N         N                  N       2     0002     919,735    1759075  0    1759075    0002     N
  311     1      1      N         N                  N       1     0002   1,864,577    1759125  0    1759125    0002     N
  312     1      1      N         N                  N       3     0002     771,500    1759695  0    1759695    0002     N
  313     2      1      N         N                  N       1     0002     998,315    1759703  0    1759703    0002     N
  314     1      1      N         N                  N       1     0002     942,258    1759844  0    1759844    0002     N
  315     1      1      Y         N                  N       2     0002   1,172,779    1759869  0    1759869    0002     N
  316     1      1      N         N                  N       3     0002   4,284,028    1759901  0    1759901    0002     N
  317     1      1      N         N                  N       1     0002     781,290    1760438  0    1760438    0002     N
  318     1      1      N         N                  N       1     0002     465,880    1760693  0    1760693    0002     N
  319     1      1      Y         N                  N       1     0002   1,126,089    1760800  0    1760800    0002     N
  320     1      1      N         N                  N       1     0002   1,682,879    1761006  0    1761006    0002     N
  321     1      1      N         Y     7,420.00     N       1     0002     842,273    1761089  0    1761089    0002     N
  322     1      1      N         N                  N       1     0002   1,484,169    1761196  0    1761196    0002     N
  323     1      1      N         N                  N       1     0002   1,900,573    1761410  0    1761410    0002     N
  324     1      1      N         N                  N       3     0002   1,098,683    1761741  0    1761741    0002     N
  325     2      1      N         N                  N       3     0002   2,465,319    1762095  0    1762095    0002     N
  326     1      1      N         N                  N       1     0002   1,194,945    1762145  0    1762145    0002     N
  327     1      1      N         N                  N       3     0002     634,580    1762251  0    1762251    0002     N
  328     1      1      N         N                  N       1     0002   1,061,072    1762897  0    1762897    0002     N
  329     1      1      N         N                  N       1     0002   1,185,974    1762996  0    1762996    0002     N
  330     1      1      N         N                  N       3     0002   1,740,225    1763036  0    1763036    0002     N
  331     2      1      N         N                  N       2     0002     987,773    1763168  0    1763168    0002     N
  332     1      1      N         N                  N       1     0002     843,426    1763200  0    1763200    0002     N
  333     1      1      N         N                  N       2     0002     928,023    1763366  0    1763366    0002     N
  334     1      1      N         N                  N       2     0002     803,496    1763622  0    1763622    0002     N
  335     1      1      N         N                  N       2     0002   1,414,160    1763770  0    1763770    0002     N
  336     2      1      N         N                  N       1     0002   1,229,627    1764398  0    1764398    0002     N
  337     2      1      N         N                  N       3     0002     992,950    1764448  0    1764448    0002     N
  338     1      1      N         N                  N       1     0002   1,322,685    1764745  0    1764745    0002     N
  339     1      1      N         N                  N       3     0002     525,365    1765296  0    1765296    0002     N
  340     3      1      N         N                  N       1     0002     362,136    1766302  0    1766302    0002     N
  341     2      1      Y         N                  N       1     0002     898,147    1766484  0    1766484    0002     N
  342     1      1      N         N                  Y       3     0002     514,479    1766500  0    1766500    0002     Y
  343     3      1      Y         N                  N       1     0002   1,642,903    1766757  0    1766757    0002     N
  344     1      1      N         N                  N       3     0002     932,488    1766997  0    1766997    0002     N
  345     1      1      N         N                  N       3     0002     850,431    1767201  0    1767201    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  346   1767292  MANASSAS       VA     20112     01   3.000   13.625    3.000    360
  347   1767342  COLUMBIA       MD     21043     01   3.000   12.675    3.000    360
  348   1767433  RESTON         VA     20191     01   3.000   12.875    3.000    360
  349   1769124  WASHINGTON     DC     20007     01   3.000   12.875    3.000    360
  350   1769132  WASHINGTON     DC     20007     01   3.000   12.750    3.000    360
  351   1770023  WASHINGTON     DC     20016     01   3.000   13.000    3.000    360
  352   1770031  WASHINGTON     DC     20009     01   3.550   13.925    3.550    360
  353   1770361  MCLEAN         VA     22101     01   3.000   12.500    3.000    360
  354   1770486  CHEVY CHASE    MD     20815     01   3.000   13.250    3.000    360
  355   1770494  WASHINGTON     DC     20016     01   3.000   13.125    3.000    360
  356   1770650  SPRINGFIELD    VA     22150     01   3.000   13.125    3.000    360
  357   1770866  DAVIDSONVIL    MD     21035     01   3.000   12.625    3.000    360
  358   1770957  ELLICOTT CI    MD     21043     01   3.000   13.250    3.000    360
  359   1771070  WASHINGTON     DC     20008     01   3.000   13.375    3.000    360
  360   1771922  WASHINGTON     DC     20007     01   3.000   13.000    3.000    360
  361   1771955  WASHINGTON     DC     20003     01   3.300   13.550    3.300    360
  362   1772151  WASHINGTON     DC     20007     01   3.000   13.375    3.000    360
  363   1772201  FREDERICK      MD     21701     01   3.200   13.575    3.200    360
  364   1772987  CHANTILLY      VA     20121     01   3.000   12.750    3.000    360
  365   1773068  HIGHLAND       MD     20777     01   3.000   13.250    3.000    360
  366   1773456  FALLS CHURC    VA     22043     01   3.000   13.250    3.000    360
  367   1773464  WASHINGTON     DC     20015     01   3.000   13.375    3.000    360
  368   1773795  COLUMBIA       MD     21046     01   3.000   13.250    3.000    360
  369   1774116  VIENNA         VA     22182     01   3.000   12.250    3.000    360
  370   1774348  NEWPORT NEW    VA     23602     01   3.550   13.550    3.550    360
  371   1774967  REMINGTON      VA     22734     01   3.550   13.900    3.550    360
  372   1775246  WASHINGTON     DC     20007     01   3.650   14.175    3.650    360
  373   1775709  ELLICOTT CI    MD     21042     01   3.000   13.375    3.000    360
  374   1775949  MCLEAN         VA     22101     01   3.000   12.875    3.000    360
  375   1776129  WASHINGTON     DC     20008     01   3.000   12.750    3.000    360
  376   1776525  ASHBURN        VA     20147     01   3.550   13.300    3.550    360
  377   1777101  CHESTER        MD     21619     01   3.200   12.325    3.200    360
  378   1778257  COLUMBIA       MD     21044     01   3.000   12.375    3.000    360
  379   1778422  WASHINGTON     DC     20008     01   3.650   13.400    3.650    360
  380   1779594  FALLS CHURC    VA     22042     01   3.300   13.300    3.300    360
  381   1780063  SILVER SPRI    MD     20906     01   3.000   12.750    3.000    360
  382   1780337  WASILLA        AK     99654     01   3.000   13.000    3.000    360
  383   1780915  ASHBURN        VA     20147     01   3.000   12.500    3.000    360
  384   4614616  WASHINGTON     DC     20009     01   3.000   12.375    3.000    360
  385   4616413  ELLICOTT CI    MD     21043     01   3.000   13.625    3.000    360
  386   4618039  CHEVY CHASE    MD     20815     01   3.250   13.375    3.250    360
  387   4622197  BALTIMORE      MD     21236     01   3.250   13.500    3.250    360
  388   4623591  ALEXANDRIA     VA     22314     01   3.000   13.375    3.000    360
  389   4623930  FAIRFAX        VA     22032     03   3.000   13.250    3.000    360
  390   4625356  SILVER SPRI    MD     20906     01   3.250   14.750    3.250    360
  391   4626156  BOWIE          MD     20721     01   3.000   13.250    3.000    360
  392   4626859  FREDERICKSB    VA     22407     01   3.250   14.750    3.250    360
  393   4628756  ALEXANDRIA     VA     22310     01   3.250   13.000    3.250    360
  394   4628863  BOWIE          MD     20721     01   3.000   12.375    3.000    360
  395   4629770  GERMANTOWN     MD     20874     01   3.250   12.625    3.250    360
  396   4631479  KEEDYSVILLE    MD     21756     01   3.250   12.625    3.250    360
  397   4631529  WASHINGTON     DC     20003     01   3.000   12.625    3.000    360
  398   4632188  BOWIE          MD     20720     01   3.250   12.875    3.250    360
  399   4632642  BALTIMORE      MD     21214     01   3.000   12.625    3.000    360
  400   4632840  NEW MARKET     MD     21774     01   3.000   12.625    3.000    360
  401   4635280  LORTON         VA     22079     01   3.250   12.625    3.250    360
  402   4635991  WASHINGTON     DC     20016     01   3.250   12.875    3.250    360
  403   4636171  COLUMBIA       MD     21044     03   3.875   12.750    3.875    360
  404   4636411  GERMANTOWN     MD     20874     01   3.250   12.875    3.250    360
  405   4636742  FORT WASHIN    MD     20744     01   3.250   12.875    3.250    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  346      359   258,400.00   258,024.77 02/01/98  1,828.94  95.00  272,000.00    6.445
  347      359   126,790.00   126,567.82 02/01/98    816.05  90.00  140,885.00    5.195
  348      359   292,000.00   291,754.68 03/01/98  1,918.24  79.24  368,500.00    5.695
  349      360   221,400.00   221,213.99 03/01/98  1,454.45  79.93  277,000.00    5.695
  350      359   214,600.00   214,229.42 02/01/98  1,391.90  78.04  275,000.00    5.570
  351      360   300,000.00   299,754.09 03/01/98  1,995.91  31.58  950,000.00    5.820
  352      358   156,750.00   156,427.52 01/01/98  1,141.99  95.00  165,000.00    6.195
  353      358   400,000.00   399,274.82 02/01/98  2,528.28  50.63  790,000.00    5.320
  354      360    87,200.00    87,131.97 03/01/98    594.86  80.00  109,000.00    6.070
  355      360   530,000.00   529,576.16 03/01/98  3,570.71  76.81  690,000.00    5.945
  356      358   126,400.00   126,094.93 01/01/98    851.59  80.00  158,000.00    5.945
  357      359   254,400.00   253,949.84 02/01/98  1,628.96  80.00  318,000.00    5.445
  358      359   202,300.00   201,983.41 02/01/98  1,380.05  78.41  258,000.00    6.070
  359      357   351,200.00   350,393.33 01/01/98  2,425.66  80.00  439,000.00    6.195
  360      360   164,000.00   163,865.57 03/01/98  1,091.10  80.00  205,000.00    5.820
  361      359   148,950.00   148,730.44 02/01/98  1,046.58  90.00  165,500.00    6.070
  362      359   430,000.00   429,343.59 02/01/98  2,969.91  66.15  650,000.00    6.195
  363      358   107,500.00   107,342.33 02/01/98    757.18  84.98  126,500.00    6.195
  364      359   291,772.00   291,268.16 02/01/98  1,892.43  80.00  364,715.00    5.570
  365      357    83,400.00    83,203.63 01/01/98    568.94  24.90  335,000.00    6.070
  366      359   240,000.00   239,624.41 02/01/98  1,637.23  68.57  350,000.00    6.070
  367      359   245,000.00   244,625.99 02/01/98  1,692.16  74.81  327,500.00    6.195
  368      359   147,000.00   146,769.96 02/01/98  1,002.80  70.00  210,000.00    6.070
  369      360   366,100.00   365,752.62 03/01/98  2,254.15  74.99  488,183.00    5.070
  370      359   146,500.00   146,284.04 02/01/98  1,029.37  95.25  153,800.00    5.820
  371      359   116,000.00   115,840.63 02/01/98    843.09  95.00  116,000.00    6.070
  372      359   239,400.00   239,088.91 02/01/98  1,785.93  95.00  252,000.00    6.445
  373      359   265,600.00   264,402.40 02/01/98  1,834.44  80.00  332,000.00    6.195
  374      359   160,000.00   159,865.58 03/01/98  1,051.09  24.06  665,000.00    5.695
  375      360   188,000.00   187,838.13 03/01/98  1,219.37  75.20  250,000.00    5.570
  376      360   152,400.00   152,282.29 03/01/98  1,044.81  94.95  160,500.00    5.570
  377      360   134,300.00   134,174.40 03/01/98    833.47  85.00  158,000.00    4.945
  378      359    97,500.00    97,409.69 03/01/98    608.28  68.42  142,500.00    5.195
  379      359   163,400.00   162,368.06 02/01/98  1,131.35  95.00  172,000.00    5.570
  380      360   115,700.00   115,610.63 03/01/98    793.21  89.00  130,000.00    5.820
  381      360   110,000.00   109,905.29 03/01/98    713.46  53.66  205,000.00    5.570
  382      359    63,500.00    63,447.95 03/01/98    422.47  46.01  138,000.00    5.820
  383      360   114,400.00   114,296.58 03/01/98    723.09  80.00  143,000.00    5.320
  384      292    77,900.00    72,313.71 07/01/92    488.75  95.00   82,000.00    5.195
  385      295   188,700.00   177,697.54 09/01/92  1,469.68  89.40  211,065.00    7.570
  386      294   109,000.00   102,375.96 10/01/92    846.84  94.95  114,800.00    7.570
  387      296   112,500.00   105,256.05 11/01/92    869.46  94.88  118,565.00    7.570
  388      297    76,950.00    72,055.74 12/01/92    529.12  94.97   81,025.00    6.195
  389      298   216,900.00   204,420.70 01/01/93  1,668.09  90.00  241,000.00    7.445
  390      299   172,950.00   163,334.86 02/01/93  1,345.36  89.99  192,190.00    7.570
  391      301   170,950.00   161,035.85 04/01/93  1,166.19  80.00  213,699.00    6.070
  392      303    99,000.00    93,185.93 05/01/93    675.36  86.46  114,500.00    6.070
  393      301   202,300.00   190,657.02 05/01/93  1,345.91  93.34  216,741.00    5.820
  394      304   196,600.00   184,768.32 07/01/93  1,242.65  89.98  218,505.00    5.320
  395      304   127,300.00   119,800.09 07/01/93    815.12  95.00  134,000.00    5.445
  396      306   111,700.00   105,519.50 10/01/93    715.23  94.98  117,605.00    5.445
  397      304   203,150.00   191,251.55 07/01/93  1,317.63  74.69  272,000.00    5.570
  398      305   181,600.00   170,906.02 09/01/93  1,177.86  94.98  191,190.00    5.570
  399      306    83,500.00    76,584.37 09/01/93    541.58  82.67  101,000.00    5.570
  400      305   103,500.00    97,486.62 08/01/93    671.30  90.00  115,000.00    5.570
  401      307    75,950.00    71,563.82 10/01/93    473.83  94.95   79,990.00    5.195
  402      306   159,600.00   151,144.82 09/01/93  1,061.83  95.00  168,000.00    5.820
  403      308   246,000.00   233,496.01 11/01/93  1,848.10  94.98  259,000.00    7.195
  404      308   156,650.00   148,377.21 11/01/93  1,029.08  95.00  164,900.00    5.695
  405      311   181,900.00   173,080.90 02/01/94  1,194.96  94.97  191,532.00    5.695

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  346     1      1      N         N                  N       1     0002   1,662,970   1767292  0    1767292    0002     N
  347     3      1      Y         N                  N       1     0002     657,520   1767342  0    1767342    0002     N
  348     2      1      N         N                  N       1     0002   1,661,543   1767433  0    1767433    0002     N
  349     1      1      N         N                  N       1     0002   1,259,814   1769124  0    1769124    0002     N
  350     2      1      N         N                  N       1     0002   1,193,258   1769132  0    1769132    0002     N
  351     1      1      N         N                  N       1     0002   1,744,569   1770023  0    1770023    0002     N
  352     3      1      Y         N                  N       1     0002     969,068   1770031  0    1770031    0002     N
  353     1      1      N         N                  N       1     0002   2,124,142   1770361  0    1770361    0002     N
  354     3      1      N         N                  N       1     0002     528,891   1770486  0    1770486    0002     N
  355     1      1      N         N                  N       1     0002   3,148,330   1770494  0    1770494    0002     N
  356     1      1      N         N                  N       1     0002     749,634   1770650  0    1770650    0002     N
  357     1      1      N         N                  N       1     0002   1,382,757   1770866  0    1770866    0002     N
  358     1      1      N         N                  N       3     0002   1,226,039   1770957  0    1770957    0002     N
  359     1      1      N         N                  N       1     0002   2,170,687   1771070  0    1771070    0002     N
  360     3      1      N         N                  N       1     0002     953,698   1771922  0    1771922    0002     N
  361     2      1      Y         N                  N       1     0002     902,794   1771955  0    1771955    0002     N
  362     1      1      N         N                  N       3     0002   2,659,784   1772151  0    1772151    0002     N
  363     2      1      Y         N                  N       1     0002     664,986   1772201  0    1772201    0002     N
  364     1      1      N         N                  N       1     0002   1,622,364   1772987  0    1772987    0002     N
  365     1      1      N         N                  N       3     0002     505,046   1773068  0    1773068    0002     N
  366     1      1      N         N                  N       3     0002   1,454,520   1773456  0    1773456    0002     N
  367     1      1      N         N                  N       2     0002   1,515,458   1773464  0    1773464    0002     N
  368     1      1      N         N                  N       3     0002     890,894   1773795  0    1773795    0002     N
  369     1      1      N         N                  N       1     0002   1,854,366   1774116  0    1774116    0002     N
  370     1      1      Y         N                  N       1     0002     851,373   1774348  0    1774348    0002     N
  371     1      1      Y         Y     5,800.00     N       1     0002     703,153   1774967  0    1774967    0002     N
  372     2      1      Y         N                  N       1     0002   1,540,928   1775246  0    1775246    0002     N
  373     1      1      N         N                  N       3     0002   1,637,973   1775709  0    1775709    0002     N
  374     1      1      N         N                  N       3     0002     910,434   1775949  0    1775949    0002     N
  375     1      1      N         N                  N       3     0002   1,046,258   1776129  0    1776129    0002     N
  376     2      1      Y         N                  N       1     0002     848,212   1776525  0    1776525    0002     N
  377     3      1      Y         N                  N       2     0002     663,492   1777101  0    1777101    0002     N
  378     3      1      N         N                  Y       1     0002     506,043   1778257  0    1778257    0002     Y
  379     3      1      Y         N                  N       1     0002     904,390   1778422  0    1778422    0002     N
  380     3      1      Y         N                  N       3     0002     672,854   1779594  0    1779594    0002     N
  381     1      1      N         N                  N       1     0002     612,172   1780063  0    1780063    0002     N
  382     1      1      N         N                  N       3     0002     369,267   1780337  0    1780337    0002     N
  383     2      1      N         N                  N       3     0002     608,058   1780915  0    1780915    0002     N
  384     3      1      N         N                  N       1     0002     375,670   4614616  0    4614616    0002     N
  385     1      1      N         N                  N       1     0002   1,345,170   4616413  0    4616413    0002     N
  386     3      1      N         N                  N       1     0002     774,986   4618039  0    4618039    0002     N
  387     2      1      N         N                  N       1     0002     796,788   4622197  0    4622197    0002     N
  388     3      1      N         N                  N       1     0002     446,385   4623591  0    4623591    0002     N
  389     1      1      N         N                  Y       2     0002   1,521,912   4623930  0    4623930    0002     Y
  390     2      1      N         N                  N       1     0002   1,236,445   4625356  0    4625356    0002     N
  391     1      1      N         N                  N       1     0002     977,488   4626156  0    4626156    0002     N
  392     1      1      N         N                  N       1     0002     565,639   4626859  0    4626859    0002     N
  393     2      1      N         N                  N       1     0002   1,109,624   4628756  0    4628756    0002     N
  394     1      1      N         N                  N       1     0002     982,967   4628863  0    4628863    0002     N
  395     2      1      N         N                  N       1     0002     652,311   4629770  0    4629770    0002     N
  396     1      1      N         N                  N       1     0002     574,554   4631479  0    4631479    0002     N
  397     2      1      N         N                  N       2     0002   1,065,271   4631529  0    4631529    0002     N
  398     1      1      N         N                  N       1     0002     951,947   4632188  0    4632188    0002     N
  399     1      1      N         N                  N       2     0002     426,575   4632642  0    4632642    0002     N
  400     2      1      N         N                  N       1     0002     543,000   4632840  0    4632840    0002     N
  401     3      1      N         N                  N       1     0002     371,774   4635280  0    4635280    0002     N
  402     3      1      N         N                  N       1     0002     879,663   4635991  0    4635991    0002     N
  403     1      1      N         N                  Y       1     0002   1,680,004   4636171  0    4636171    0002     Y
  404     1      1      N         N                  N       1     0002     845,008   4636411  0    4636411    0002     N
  405     1      1      N         N                  N       1     0002     985,696   4636742  0    4636742    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  406   4636767  ALEXANDRIA     VA     22310     01   3.250   12.750    3.250    360
  407   4636817  KNOXVILLE      MD     21758     03   2.750   12.375    2.750    360
  408   4637013  BURKE          VA     22015     01   3.000   12.375    3.000    360
  409   4637203  MANASSAS       VA     22111     01   3.000   12.250    3.000    360
  410   4637401  WASHINGTON     DC     20016     01   3.250   12.500    3.250    360
  411   4637476  CENTREVILLE    VA     22022     01   3.250   12.500    3.250    360
  412   4637799  COLUMBIA       MD     21045     01   3.250   12.500    3.250    360
  413   4638250  MITCHELLVIL    MD     20721     01   3.000   12.125    3.000    360
  414   4638391  WALKERSVILL    MD     21793     01   3.250   12.375    3.250    360
  415   4638615  NEW MARKET     MD     21774     01   3.000   12.500    3.000    360
  416   4638722  WASHINGTON     DC     20011     01   3.000   12.125    3.000    360
  417   4638987  CATONSVILLE    MD     21228     01   3.250   12.375    3.250    360
  418   4639654  OLNEY          MD     20832     01   3.000   12.125    3.000    360
  419   4639852  ARLINGTON      VA     22204     01   3.000   12.125    3.000    360
  420   4640306  OWINGS MILL    MD     21117     01   3.250   12.375    3.250    360
  421   4640397  GAITHERSBUR    MD     20879     01   3.000   12.125    3.000    360
  422   4640652  BOWIE          MD     20721     01   3.250   12.375    3.250    360
  423   4642351  BOWIE          MD     20715     01   3.000   12.375    3.000    360
  424   4642500  ROCKVILLE      MD     20853     01   3.000   12.375    3.000    360
  425   4642732  GERMANTOWN     MD     20874     01   3.000   12.625    3.000    360
  426   4643011  ALEXANDRIA     VA     22310     01   3.250   12.750    3.250    360
  427   4643243  WASHINGTON     DC     20003     01   3.000   12.500    3.000    360
  428   4643649  LAUREL         MD     20708     01   3.250   12.750    3.250    360
  429   4643920  ALEXANDRIA     VA     22301     01   3.000   12.500    3.000    360
  430   4644167  ARLINGTON      VA     22209     01   3.250   12.750    3.250    360
  431   4644829  MITCHELLVIL    MD     20721     01   3.000   12.500    3.000    360
  432   4645685  COLUMBIA       MD     21045     01   3.000   12.375    3.000    360
  433   4646378  BOWIE          MD     20721     01   3.250   12.750    3.250    360
  434   4646782  WASHINGTON     DC     20002     01   3.250   13.000    3.250    360
  435   4651725  CHESAPEAKE     VA     23323     01   3.000   14.500    3.000    360
  436   4652038  WASHINGTON     DC     20009     01   3.000   14.000    3.000    360
  437   4652301  CENTREVILLE    VA     22020     01   3.000   13.000    3.000    360
  438   4652608  LEESBURG       VA     22075     01   3.000   13.875    3.000    360
  439   4652814  ELLICOTT CI    MD     21043     01   3.000   14.000    3.000    360
  440   4654059  MITCHELLVIL    MD     20721     01   3.000   14.500    3.000    360
  441   4654208  GAITHERSBUR    MD     20878     01   3.000   13.875    3.000    360
  442   4655155  ARLINGTON      VA     22206     01   3.000   13.875    3.000    360
  443   4655221  ALEXANDRIA     VA     22302     01   3.000   13.875    3.000    360
  444   4655791  HYATTSVILLE    MD     20782     01   3.000   13.875    3.000    360
  445   4658399  HAGERSTOWN     MD     21740     01   3.000   14.875    3.000    360
  446   4662367  WASHINGTON     DC     20002     01   3.000   13.375    3.000    360
  447   4662540  ROCKVILLE      MD     20852     01   3.000   13.375    3.000    360
  448   4877635  PASADENA       MD     21122     01   3.000   12.625    3.000    360
  449   5002217  ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
  450   5002415  ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
  451   5002480  ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
  452   5002498  ARLINGTON      VA     22203     03   4.000   15.250    4.000    360
  453   5058706  DALLAS         TX     75252     01   3.000   13.500    3.000    360
  454   5058714  DALLAS         TX     75252     01   3.000   13.500    3.000    360
  455   5910922  MAHWAH         NJ      7430     03   3.000   13.625    3.000    360
  456   5915087  CRIMORA        VA     24431     01   3.000   13.500    3.000    360
  457   5917893  LUTHERVILLE    MD     21093     03   3.000   13.625    3.000    360
  458   5919105  RALEIGH        NC     27614     01   3.000   13.500    3.000    360
  459   5920004  CHARLOTTE      NC     28277     01   3.000   13.500    3.000    360
  460   5921481  CUMMING        GA     30131     01   3.000   13.375    3.000    360
  461   5924014  SILVER SPRI    MD     20904     01   3.000   13.625    3.000    360
  462   5924485  GAITHERSBUR    MD     20879     01   3.000   14.000    3.000    360
  463   5926787  MOORESVILLE    NC     28115     01   3.000   13.750    3.000    360
  464   5930771  OWINGS MILL    MD     21117     01   3.000   13.625    3.000    360
  465   5931431  MECHANICSVI    MD     20659     01   3.000   13.625    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  406      308   203,150.00   192,615.29 11/01/93  1,334.56  94.86  214,150.00    5.695
  407      309   142,500.00   135,224.76 11/01/93  1,057.90  75.00  190,000.00    7.070
  408      307   164,500.00   155,397.27 11/01/93  1,039.76  78.33  210,000.00    5.320
  409      308   164,000.00   154,729.79 11/01/93  1,023.15  82.00  200,000.00    5.195
  410      308    77,350.00    73,070.22 11/01/93    488.91  94.97   81,443.00    5.320
  411      308   128,750.00   120,587.75 11/01/93    824.41  93.84  137,200.00    5.445
  412      310   173,850.00   164,843.09 01/01/94  1,113.19  95.00  183,000.00    5.445
  413      309   195,200.00   184,171.27 12/01/93  1,201.88  90.00  216,900.00    5.070
  414      308   123,100.00   116,014.06 11/01/93    778.08  94.98  129,600.00    5.320
  415      312    93,000.00    88,296.04 03/01/94    587.83  72.66  128,000.00    5.320
  416      308   203,000.00   191,026.70 11/01/93  1,233.45  89.04  228,000.00    4.945
  417      308   111,100.00   103,823.08 11/01/93    630.82  94.97  116,990.00    4.320
  418      310   170,900.00   160,330.43 01/01/94  1,052.27  89.95  189,990.00    5.070
  419      310    60,300.00    56,967.46 01/01/94    371.28  90.00   67,000.00    5.070
  420      310   191,000.00   179,266.61 01/01/94  1,099.51  94.55  202,000.00    4.445
  421      310    80,000.00    75,578.61 01/01/94    492.58  74.77  107,000.00    5.070
  422      309   203,150.00   192,134.97 12/01/93  1,284.05  94.57  214,805.00    5.320
  423      312   110,000.00   104,190.97 03/01/94    677.29  74.83  147,000.00    5.070
  424      311   148,000.00   139,912.15 02/01/94    935.47  79.57  186,000.00    5.320
  425      311   210,750.00   200,306.18 02/01/94  1,366.93  89.99  234,200.00    5.570
  426      311   170,900.00   158,876.42 02/01/94  1,122.70  95.00  179,900.00    5.695
  427      310   152,250.00   144,014.20 01/01/94    949.85  89.98  169,200.00    5.195
  428      310   182,400.00   172,455.96 01/01/94  1,137.94  95.00  192,000.00    5.195
  429      311   146,000.00   138,774.39 03/01/94    934.86  80.00  182,500.00    5.445
  430      311   194,750.00   184,670.54 02/01/94  1,230.96  95.00  205,000.00    5.320
  431      312   188,000.00   178,695.94 03/01/94  1,203.79  85.45  220,000.00    5.445
  432      313   170,000.00   161,229.45 04/01/94  1,046.72  89.95  189,000.00    5.070
  433      314   185,700.00   177,312.57 05/01/94  1,219.92  94.98  195,515.00    5.695
  434      314   150,300.00   143,660.13 05/01/94    999.95  94.98  158,250.00    5.820
  435      323   129,200.00   125,547.13 02/01/95    959.31  95.00  136,000.00    6.945
  436      318   142,500.00   137,756.57 09/01/94  1,045.62  75.00  190,000.00    6.820
  437      318   165,700.00   159,083.47 09/01/94  1,102.41  94.96  174,495.00    5.820
  438      320   149,150.00   143,505.69 11/01/94    992.30  94.52  157,790.00    5.820
  439      320   159,350.00   154,443.13 11/01/94  1,183.17  94.97  167,785.00    6.945
  440      323   201,400.00   195,438.95 02/01/95  1,460.29  94.67  212,750.00    6.695
  441      321   200,000.00   192,964.11 11/01/94  1,364.36  74.21  269,500.00    6.070
  442      320   143,350.00   137,924.83 11/01/94    953.72  95.00  150,900.00    5.820
  443      321   172,100.00   163,646.16 12/01/94  1,144.99  94.98  181,190.00    5.820
  444      321   126,350.00   122,294.52 12/01/94    905.19  95.00  133,000.00    6.570
  445      322    75,950.00    73,986.97 01/01/95    597.50  76.72   99,000.00    7.570
  446      334   125,000.00   121,942.67 01/01/96    821.17  71.02  176,000.00    5.695
  447      334   184,500.00   179,754.83 01/01/96  1,274.30  90.00  205,000.00    6.195
  448      306   107,900.00   101,801.49 09/01/93    690.90  87.72  123,000.00    5.445
  449      293    55,500.00    47,083.47 03/01/82    438.78  90.00   61,667.00    9.070
  450      298    52,600.00    42,556.46 03/01/82    388.34  90.00   58,444.00    8.570
  451      293    61,700.00    52,331.75 04/01/82    488.00  85.69   72,000.00    9.070
  452      315    50,000.00    40,598.82 04/01/82    372.57  88.34   56,600.00    9.070
  453      196    82,350.00    78,096.31 06/01/84    695.87  90.00   91,500.00    6.320
  454      196    82,350.00    78,096.31 06/01/84    695.87  90.00   91,500.00    6.320
  455      346   534,400.00   527,875.08 01/01/97  3,645.56  80.00  668,000.00    6.070
  456      348    91,800.00    90,880.31 02/01/97    641.88  79.83  115,000.00    6.320
  457      348   256,100.00   253,471.11 03/01/97  1,768.82  67.20  381,100.00    6.195
  458      346   153,900.00   150,959.97 01/01/97  1,023.91  90.00  171,000.00    5.820
  459      348    82,300.00    81,475.41 03/01/97    575.46  79.98  102,900.00    6.320
  460      347   140,000.00   138,370.61 02/01/97    943.21  80.00  175,000.00    5.945
  461      347    98,250.00    97,021.41 02/01/97    637.25  87.72  112,000.00    5.570
  462      354   248,350.00   247,159.92 09/01/97  1,822.31  94.99  261,455.00    6.820
  463      348   101,600.00   100,582.06 03/01/97    710.41  78.94  128,700.00    6.320
  464      350   174,950.00   173,511.98 04/01/97  1,238.29  89.98  194,435.00    6.445
  465      349   120,500.00   119,305.00 04/01/97    811.84  74.38  162,000.00    5.945

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                        Loannum  Outpool  Conv-Y/N
  406     2      1      N         N                  N       1     0002       1,096,944   4636767  0    4636767    0002     N
  407     1      1      N         N                  Y       2     0002         956,039   4636817  0    4636817    0002     Y
  408     1      1      N         N                  N       2     0002         826,713   4637013  0    4637013    0002     N
  409     1      1      N         N                  N       2     0002         803,821   4637203  0    4637203    0002     N
  410     3      1      N         N                  N       1     0002         388,734   4637401  0    4637401    0002     N
  411     3      1      N         N                  N       1     0002         656,600   4637476  0    4637476    0002     N
  412     1      1      N         N                  N       1     0002         897,571   4637799  0    4637799    0002     N
  413     1      1      N         N                  N       1     0002         933,748   4638250  0    4638250    0002     N
  414     1      1      N         N                  N       1     0002         617,195   4638391  0    4638391    0002     N
  415     1      1      N         N                  N       2     0002         469,735   4638615  0    4638615    0002     N
  416     2      1      N         N                  N       2     0002         944,627   4638722  0    4638722    0002     N
  417     2      1      N         N                  N       1     0002         448,516   4638987  0    4638987    0002     N
  418     2      1      N         N                  N       1     0002         812,875   4639654  0    4639654    0002     N
  419     3      1      N         N                  N       2     0002         288,825   4639852  0    4639852    0002     N
  420     1      1      N         N                  N       1     0002         796,840   4640306  0    4640306    0002     N
  421     2      1      N         N                  N       2     0002         383,184   4640397  0    4640397    0002     N
  422     1      1      N         N                  N       1     0002       1,022,158   4640652  0    4640652    0002     N
  423     2      1      N         N                  N       2     0002         528,248   4642351  0    4642351    0002     N
  424     1      1      N         N                  N       2     0002         744,333   4642500  0    4642500    0002     N
  425     1      1      N         N                  N       1     0002       1,115,705   4642732  0    4642732    0002     N
  426     2      1      N         N                  N       1     0002         904,801   4643011  0    4643011    0002     N
  427     2      1      N         N                  N       1     0002         748,154   4643243  0    4643243    0002     N
  428     1      1      N         N                  N       1     0002         895,909   4643649  0    4643649    0002     N
  429     1      1      N         N                  N       1     0002         755,627   4643920  0    4643920    0002     N
  430     3      1      N         N                  N       1     0002         982,447   4644167  0    4644167    0002     N
  431     1      1      N         N                  N       2     0002         972,999   4644829  0    4644829    0002     N
  432     1      1      N         N                  N       2     0002         817,433   4645685  0    4645685    0002     N
  433     1      1      N         N                  N       1     0002       1,009,795   4646378  0    4646378    0002     N
  434     2      1      N         N                  N       1     0002         836,102   4646782  0    4646782    0002     N
  435     1      1      N         N                  N       1     0002         871,925   4651725  0    4651725    0002     N
  436     2      1      N         N                  N       2     0002         939,500   4652038  0    4652038    0002     N
  437     2      1      N         N                  N       1     0002         925,866   4652301  0    4652301    0002     N
  438     1      1      N         N                  N       1     0002         835,203   4652608  0    4652608    0002     N
  439     2      1      N         N                  N       1     0002       1,072,608   4652814  0    4652814    0002     N
  440     1      1      N         N                  N       1     0002       1,308,464   4654059  0    4654059    0002     N
  441     1      1      N         N                  N       1     0002       1,171,292   4654208  0    4654208    0002     N
  442     3      1      N         N                  N       1     0002         802,723   4655155  0    4655155    0002     N
  443     3      1      N         N                  N       1     0002         952,421   4655221  0    4655221    0002     N
  444     1      1      N         N                  N       1     0002         803,475   4655791  0    4655791    0002     N
  445     1      1      N         N                  N       2     0002         560,081   4658399  0    4658399    0002     N
  446     1      1      N         N                  N       2     0002         694,464   4662367  0    4662367    0002     N
  447     2      1      N         N                  N       1     0002       1,113,581   4662540  0    4662540    0002     N
  448     1      1      N         N                  N       2     0002         554,309   4877635  0    4877635    0002     N
  449     5      1      N         N                  N       2     0002         427,047   5002217  0    5002217    0002     N
  450     5      1      N         N                  N       2     0002         364,709   5002415  0    5002415    0002     N
  451     5      1      N         N                  N       2     0002         474,649   5002480  0    5002480    0002     N
  452     5      1      N         N                  N       2     0002         368,231   5002498  0    5002498    0002     N
  453     3      2      N         N                  N       2     0002         493,569   5058706  0    5058706    0002     N
  454     3      2      N         N                  N       2     0002         493,569   5058714  0    5058714    0002     N
  455     1      1      N         N                  Y       1     0002       3,204,202   5910922  0    5910922    0002     Y
  456     1      1      N         N                  N       2     0002         574,364   5915087  0    5915087    0002     N
  457     1      1      N         N                  Y       1     0002       1,570,254   5917893  0    5917893    0002     Y
  458     1      1      N         N                  N       1     0002         878,587   5919105  0    5919105    0002     N
  459     2      1      N         N                  N       1     0002         514,925   5920004  0    5920004    0002     N
  460     1      1      N         N                  N       3     0002         822,613   5921481  0    5921481    0002     N
  461     3      1      N         N                  Y       2     0002         540,409   5924014  0    5924014    0002     Y
  462     1      1      N         N                  N       1     0002       1,685,631   5924485  0    5924485    0002     N
  463     1      1      N         N                  N       1     0002         635,679   5926787  0    5926787    0002     N
  464     1      1      N         N                  N       1     0002       1,118,285   5930771  0    5930771    0002     N
  465     1      1      N         N                  N       2     0002         709,268   5931431  0    5931431    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  466   5935374  STEPHENS CI    VA     22655     01   3.000   13.625    3.000    360
  467   5939509  HUNTINGTOWN    MD     20639     01   3.000   13.500    3.000    360
  468   5939863  MOORESVILLE    NC     28115     01   3.000   13.500    3.000    360
  469   5940150  SALISBURY      MD     21801     01   3.000   13.745    3.000    360
  470   5941448  MONROE         NY     10950     01   3.000   14.000    3.000    360
  471   5942636  KILL DEVIL     NC     27948     01   3.000   13.750    3.000    360
  472   5943345  CARY           NC     27511     01   3.000   14.250    3.000    360
  473   5943527  OAKTON         VA     22124     01   3.000   14.000    3.000    360
  474   5943543  HERNDON        VA     20170     01   3.000   13.875    3.000    360
  475   5943774  DOVER TOWNS    NJ      8753     01   3.000   12.625    3.000    360
  476   5944525  IRMO           SC     29063     01   3.000   13.750    3.000    360
  477   5944541  GREENSBORO     NC     27407     01   3.000   13.375    3.000    360
  478   5944574  WAKE FOREST    NC     27587     01   3.000   13.500    3.000    360
  479   5944699  CHARLOTTE      NC     28269     01   3.000   13.875    3.000    360
  480   5944723  CHARLOTTE      NC     28269     01   3.000   13.625    3.000    360
  481   5945365  TWN OF POUN    NY     10576     01   3.000   14.125    3.000    360
  482   5946231  OLNEY          MD     20832     01   3.000   14.000    3.000    360
  483   5946397  SEVERNA PAR    MD     21146     01   3.000   13.500    3.000    360
  484   5946637  LEESBURG       VA     20148     01   3.000   13.750    3.000    360
  485   5946744  MOORESVILLE    NC     28115     01   3.000   13.375    3.000    360
  486   5946900  RALEIGH        NC     27604     01   3.000   13.250    3.000    360
  487   5947270  OWINGS MILL    MD     21117     01   3.000   13.750    3.000    360
  488   5947403  WEST WINDSO    NJ      8550     01   3.000   13.875    3.000    360
  489   5947486  STAFFORD       VA     22554     01   3.000   13.375    3.000    360
  490   5947619  HAGERSTOWN     MD     21742     01   3.000   13.625    3.000    360
  491   5947783  ELON COLLEG    NC     27244     01   3.000   13.125    3.000    360
  492   5947916  HAGERSTOWN     MD     21740     01   3.000   13.750    3.000    360
  493   5948757  FAIRFAX        VA     22030     01   3.000   13.750    3.000    360
  494   5949227  RALEIGH        NC     27604     01   2.875   13.250    2.875    360
  495   5949409  RYE            NY     10580     01   3.000   13.500    3.000    360
  496   5949557  SUMMIT         NJ      7901     01   3.000   13.250    3.000    360
  497   5949722  NORTH BERGE    NJ      7047     01   3.000   13.500    3.000    360
  498   5949839  BOWIE          MD     20716     01   3.000   13.875    3.000    360
  499   5949847  RICHMOND       VA     23235     01   3.000   13.500    3.000    360
  500   5949912  RARITAN        NJ      8822     01   3.000   13.500    3.000    360
  501   5950175  WASHINGTON     DC     20007     01   3.000   13.625    3.000    360
  502   5950225  ELIZABETH C    NC     27909     01   2.875   13.250    2.875    360
  503   5950332  BETHPAGE       NY     11714     01   3.000   13.750    3.000    360
  504   5950373  GREENSBORO     NC     27455     01   3.000   13.250    3.000    360
  505   5950423  NORTH ANDOV    MA      1845     01   3.000   12.875    3.000    360
  506   5950506  SILVER SPRI    MD     20906     01   3.000   13.750    3.000    360
  507   5950704  RESTON         VA     11316     01   3.000   12.750    3.000    360
  508   5950712  GRAHAM         NC     27253     01   3.000   13.000    3.000    360
  509   5950944  BERNARDS TO    NJ      7920     01   3.000   13.625    3.000    360
  510   5950993  CLEARWATER     FL     34619     01   3.000   13.750    3.000    360
  511   5951074  COLUMBIA       MD     21044     01   3.000   13.375    3.000    360
  512   5951124  HACKETTSTOW    NJ      7840     01   3.000   13.375    3.000    360
  513   5951280  MORRIS TOWN    NJ      7960     01   3.000   13.750    3.000    360
  514   5951298  GREENSBORO     NC     27409     01   3.000   13.375    3.000    360
  515   5951496  ELLICOTT CI    MD     21042     01   3.000   13.375    3.000    360
  516   5951702  MILLBURN TO    NJ      7078     01   3.000   13.500    3.000    360
  517   5951827  LELAND         NC     28451     01   3.000   13.625    3.000    360
  518   5951975  FT LAUDERDA    FL     33301     01   3.000   13.500    3.000    360
  519   5952122  KENNESAW       GA     30144     01   3.000   13.250    3.000    360
  520   5952395  GUILFORD       CT      6437     01   3.000   13.625    3.000    360
  521   5952601  ALLOWAY TOW    NJ      8001     01   3.000   13.250    3.000    360
  522   5952726  MANASSAS       VA     20111     01   3.000   13.750    3.000    360
  523   5952734  RIVA           MD     21140     01   3.000   13.125    3.000    360
  524   5952817  ATLANTA        GA     30308     01   3.000   13.750    3.000    360
  525   5952981  LITTLE EGG     NJ      8087     01   3.000   13.875    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  466      350    78,400.00    77,771.24 05/01/97    561.67  80.00   98,000.00    6.570
  467      351   115,000.00   114,122.11 06/01/97    804.10  74.92  153,500.00    6.320
  468      355   616,000.00   613,213.75 10/01/97  4,307.17  80.00  770,000.00    6.320
  469      352    76,000.00    75,466.49 07/01/97    524.92  88.37   86,000.00    6.195
  470      355   104,900.00   104,470.58 10/01/97    769.72  69.24  151,500.00    6.820
  471      352    90,000.00    89,383.64 07/01/97    629.29  67.92  132,500.00    6.320
  472      352   150,950.00   149,990.07 07/01/97  1,094.50  95.00  158,900.00    6.695
  473      352   187,000.00   185,840.16 07/01/97  1,372.14  81.66  229,000.00    6.820
  474      353   156,000.00   155,098.94 08/01/97  1,117.61  79.80  195,500.00    6.570
  475      355   116,000.00   115,377.34 10/01/97    742.77  80.00  145,000.00    5.445
  476      353   190,000.00   188,776.78 08/01/97  1,361.19  79.50  239,000.00    6.570
  477      353   145,350.00   144,374.84 08/01/97  1,003.90  95.00  153,000.00    6.195
  478      350   135,200.00   134,167.90 06/01/97    945.34  89.94  150,325.00    6.320
  479      351   103,500.00   102,705.73 06/01/97    750.45  76.10  136,000.00    6.695
  480      356   162,100.00   161,505.84 11/01/97  1,147.34  94.98  170,663.00    6.445
  481      353   196,000.00   194,949.63 08/01/97  1,455.30  80.00  245,000.00    6.945
  482      351   214,600.00   213,116.10 06/01/97  1,574.66  94.96  226,000.00    6.820
  483      354   298,450.00   296,870.14 09/01/97  2,086.81  80.00  373,067.00    6.320
  484      352   256,500.00   254,827.92 07/01/97  1,837.60  90.00  285,000.00    6.570
  485      354   186,650.00   185,637.27 09/01/97  1,289.15  94.99  196,500.00    6.195
  486      353   112,550.00   111,832.58 08/01/97    767.79  94.98  118,500.00    6.070
  487      352   354,150.00   352,998.40 12/01/97  2,537.18  85.03  416,500.00    6.570
  488      352   412,000.00   409,678.89 08/01/97  2,987.29  80.00  515,000.00    6.695
  489      353   108,500.00   107,771.23 08/01/97    749.39  82.20  132,000.00    6.195
  490      352    92,000.00    91,455.21 08/01/97    651.18  80.00  115,000.00    6.445
  491      352   125,600.00   123,296.52 08/01/97    846.19  80.00  157,000.00    5.945
  492      354   144,100.00   143,374.06 09/01/97  1,032.36  94.71  152,150.00    6.570
  493      352   214,600.00   213,092.38 08/01/97  1,391.90  79.48  270,000.00    5.570
  494      354    80,000.00    79,555.17 09/01/97    545.74  69.87  114,500.00    6.070
  495      354   476,000.00   473,846.98 10/01/97  3,328.27  80.00  595,000.00    6.320
  496      353   207,000.00   205,680.56 08/01/97  1,412.10  79.62  260,000.00    6.070
  497      355   189,000.00   188,145.11 10/01/97  1,321.52  90.00  210,000.00    6.320
  498      354   248,050.00   246,680.62 09/01/97  1,798.54  94.91  261,349.00    6.695
  499      354    77,000.00    76,592.36 08/01/97    538.40  84.62   91,000.00    6.320
  500      354   127,800.00   127,123.48 09/01/97    893.60  90.00  142,000.00    6.320
  501      354   322,950.00   321,282.28 09/01/97  2,285.82  80.00  403,707.00    6.445
  502      353   178,200.00   176,864.86 08/01/97  1,215.64  94.99  187,600.00    6.070
  503      355   272,000.00   270,829.35 09/01/97  1,948.65  80.00  340,000.00    6.570
  504      352   109,250.00   108,464.15 07/01/97    745.28  95.00  115,000.00    6.070
  505      355   300,000.00   298,465.93 10/01/97  1,970.79  75.00  400,000.00    5.695
  506      352   162,450.00   161,511.70 08/01/97  1,163.82  95.00  171,000.00    6.570
  507      353   584,650.00   580,542.83 08/01/97  3,792.03  80.00  730,825.00    5.570
  508      353   114,100.00   113,433.67 09/01/97    759.12  79.99  142,640.00    5.820
  509      352   120,000.00   119,235.32 08/01/97    849.36  80.00  150,000.00    6.445
  510      353    84,050.00    83,564.52 08/01/97    602.15  94.97   88,500.00    6.570
  511      353   174,800.00   173,712.66 08/01/97  1,207.31  95.00  184,000.00    6.195
  512      358   135,000.00   134,689.91 01/01/98    932.42  79.41  170,000.00    6.195
  513      352   319,200.00   315,321.48 08/01/97  2,286.79  80.00  399,000.00    6.570
  514      355    62,000.00    61,712.54 10/01/97    428.22  89.86   69,000.00    6.195
  515      354   400,000.00   396,171.27 09/01/97  2,762.71  67.23  595,000.00    6.195
  516      355   416,000.00   414,118.37 10/01/97  2,908.74  80.00  520,000.00    6.320
  517      354    92,800.00    92,320.73 09/01/97    656.84  94.96   97,725.00    6.445
  518      353   204,000.00   202,920.11 09/01/97  1,426.40  80.00  255,000.00    6.320
  519      353   156,600.00   155,601.77 08/01/97  1,068.29  94.98  156,625.00    6.070
  520      354   101,600.00   101,075.33 09/01/97    719.12  80.00  127,000.00    6.445
  521      354    82,400.00    81,945.95 09/01/97    576.16  80.00  103,000.00    6.320
  522      352   102,500.00   101,895.72 08/01/97    734.33  78.85  130,000.00    6.570
  523      353   202,500.00   201,125.06 08/01/97  1,364.29  90.00  225,000.00    5.945
  524      353   133,000.00   132,221.37 08/01/97    952.83  95.00  140,000.00    6.570
  525      356   114,000.00   113,602.55 11/01/97    826.58  95.00  120,000.00    6.695

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  466     1      1      N         N                  Y       3     0002     510,957    5935374  0    5935374    0002     Y
  467     1      1      N         N                  N       3     0002     721,252    5939509  0    5939509    0002     N
  468     1      1      N         N                  N       2     0002   3,875,511    5939863  0    5939863    0002     N
  469     1      1      N         N                  N       2     0002     467,515    5940150  0    5940150    0002     N
  470     1      1      N         N                  N       1     0002     712,489    5941448  0    5941448    0002     N
  471     1      1      N         N                  Y       3     0002     564,905    5942636  0    5942636    0002     Y
  472     1      1      N         N                  N       1     0002   1,004,184    5943345  0    5943345    0002     N
  473     2      1      N         N                  N       2     0002   1,267,430    5943527  0    5943527    0002     N
  474     1      1      N         N                  N       1     0002   1,019,000    5943543  0    5943543    0002     N
  475     1      1      N         N                  N       1     0002     628,230    5943774  0    5943774    0002     N
  476     1      1      N         N                  N       1     0002   1,240,263    5944525  0    5944525    0002     N
  477     1      1      N         N                  N       1     0002     894,402    5944541  0    5944541    0002     N
  478     1      1      N         N                  N       1     0002     847,941    5944574  0    5944574    0002     N
  479     1      1      N         N                  N       1     0002     687,615    5944699  0    5944699    0002     N
  480     1      1      N         N                  N       1     0002   1,040,905    5944723  0    5944723    0002     N
  481     1      1      N         N                  N       1     0002   1,353,925    5945365  0    5945365    0002     N
  482     1      1      N         N                  N       1     0002   1,453,452    5946231  0    5946231    0002     N
  483     1      1      N         N                  N       1     0002   1,876,219    5946397  0    5946397    0002     N
  484     1      1      N         N                  N       1     0002   1,674,219    5946637  0    5946637    0002     N
  485     1      1      N         N                  N       1     0002   1,150,023    5946744  0    5946744    0002     N
  486     1      1      N         N                  Y       1     0002     678,824    5946900  0    5946900    0002     Y
  487     1      1      N         N                  N       2     0002   2,319,199    5947270  0    5947270    0002     N
  488     1      1      N         N                  N       1     0002   2,742,800    5947403  0    5947403    0002     N
  489     1      1      N         N                  N       2     0002     667,643    5947486  0    5947486    0002     N
  490     1      1      N         N                  N       2     0002     589,429    5947619  0    5947619    0002     N
  491     1      1      N         N                  N       1     0002     732,998    5947783  0    5947783    0002     N
  492     1      1      N         N                  N       1     0002     941,968    5947916  0    5947916    0002     N
  493     1      1      N         N                  Y       1     0002   1,186,925    5948757  0    5948757    0002     Y
  494     1      1      N         N                  N       2     0002     482,900    5949227  0    5949227    0002     N
  495     1      1      N         N                  N       1     0002   2,994,713    5949409  0    5949409    0002     N
  496     1      1      N         N                  N       2     0002   1,248,481    5949557  0    5949557    0002     N
  497     3      1      N         N                  N       1     0002   1,189,077    5949722  0    5949722    0002     N
  498     1      1      N         N                  N       1     0002   1,651,527    5949839  0    5949839    0002     N
  499     1      1      N         N                  N       2     0002     484,064    5949847  0    5949847    0002     N
  500     1      1      N         N                  N       1     0002     803,420    5949912  0    5949912    0002     N
  501     1      1      N         N                  N       1     0002   2,070,664    5950175  0    5950175    0002     N
  502     1      1      N         N                  N       1     0002   1,073,570    5950225  0    5950225    0002     N
  503     1      1      N         N                  N       1     0002   1,779,349    5950332  0    5950332    0002     N
  504     1      1      N         N                  N       1     0002     658,377    5950373  0    5950373    0002     N
  505     1      1      N         N                  N       1     0002   1,699,763    5950423  0    5950423    0002     N
  506     2      1      N         N                  N       1     0002   1,061,132    5950506  0    5950506    0002     N
  507     1      1      N         N                  N       1     0002   3,233,624    5950704  0    5950704    0002     N
  508     1      1      N         N                  N       1     0002     660,184    5950712  0    5950712    0002     N
  509     3      1      N         N                  N       1     0002     768,472    5950944  0    5950944    0002     N
  510     2      1      N         N                  N       1     0002     549,019    5950993  0    5950993    0002     N
  511     1      1      N         N                  N       1     0002   1,076,150    5951074  0    5951074    0002     N
  512     1      1      N         N                  N       2     0002     834,404    5951124  0    5951124    0002     N
  513     1      1      N         N                  N       1     0002   2,071,662    5951280  0    5951280    0002     N
  514     3      1      N         N                  N       2     0002     382,309    5951298  0    5951298    0002     N
  515     1      1      N         N                  N       1     0002   2,454,281    5951496  0    5951496    0002     N
  516     1      1      N         N                  N       1     0002   2,617,228    5951702  0    5951702    0002     N
  517     1      1      N         N                  N       1     0002     595,007    5951827  0    5951827    0002     N
  518     1      1      N         N                  N       2     0002   1,282,455    5951975  0    5951975    0002     N
  519     1      1      N         Y     7,832.00     N       1     0002     944,503    5952122  0    5952122    0002     N
  520     1      1      N         N                  N       1     0002     651,431    5952395  0    5952395    0002     N
  521     1      1      N         N                  N       3     0002     517,898    5952601  0    5952601    0002     N
  522     1      1      N         N                  N       2     0002     669,455    5952726  0    5952726    0002     N
  523     1      1      N         N                  N       1     0002   1,195,688    5952734  0    5952734    0002     N
  524     3      1      N         N                  N       1     0002     868,694    5952817  0    5952817    0002     N
  525     1      1      N         N                  N       1     0002     760,569    5952981  0    5952981    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  526   5953344  BURLINGTON     NC     27215     01   3.000   13.500    3.000    360
  527   5953476  WASHINGTON     DC     20008     01   3.000   13.750    3.000    360
  528   5953500  ALPHARETTA     GA     30201     01   3.000   13.375    3.000    360
  529   5953609  WESTON         MA      2193     01   3.000   13.750    3.000    360
  530   5953633  CONCORD        NC     28027     01   3.000   13.375    3.000    360
  531   5953708  LONG HILL      NJ      7980     01   3.000   13.500    3.000    360
  532   5953716  WELLESLEY      MA      2181     01   3.000   13.500    3.000    360
  533   5953914  NATICK         MA      1760     01   3.000    9.875    3.000    360
  534   5953922  WINSTON SAL    NC     27127     01   3.000   13.375    3.000    360
  535   5954003  MIDLOTHIAN     VA     23113     01   3.000   13.000    3.000    360
  536   5954243  JERSEY CITY    NJ      7302     01   3.000   13.625    3.000    360
  537   5954250  WESTFIELD      NJ      7090     01   3.000   13.625    3.000    360
  538   5954300  GREENSBORO     NC     27407     01   3.000   13.375    3.000    360
  539   5954326  CONCORD        NC     28027     01   3.000   13.375    3.000    360
  540   5954391  WASHINGTON     DC     20002     01   3.000   13.500    3.000    360
  541   5954433  BETHESDA       MD     20817     01   3.000   13.750    3.000    360
  542   5954565  ROCKVILLE      MD     20852     01   3.000   12.875    3.000    360
  543   5954763  DEMAREST       NJ      7637     01   3.000   13.625    3.000    360
  544   5954771  FRANKLIN TO    NJ      8823     01   3.000   13.500    3.000    360
  545   5954854  MILLWOOD       NY     10546     01   3.000   13.500    3.000    360
  546   5954920  UPPER MONTC    NJ      7043     01   3.000   13.000    3.000    360
  547   5955000  NORTH POTOM    MD     20878     01   3.000   13.125    3.000    360
  548   5955042  YORKTOWN HE    NY     10598     01   3.000   13.625    3.000    360
  549   5955075  MCLEAN         VA     22102     01   3.000   13.000    3.000    360
  550   5955117  HAMDEN         CT      6517     01   3.000   13.625    3.000    360
  551   5955158  RIDGEFIELD     CT      6877     01   3.000   13.000    3.000    360
  552   5955299  PORTCHESTER    NY     10573     01   3.000   13.500    3.000    360
  553   5955380  FAIRFIELD      CT      6432     01   3.000   13.375    3.000    360
  554   5955448  NEW HAVEN      CT      6511     01   3.000   13.125    3.000    360
  555   5955455  NATICK         MA      1760     01   3.000   12.375    3.000    360
  556   5955554  FAIRFIELD      CT      6432     01   3.000   13.500    3.000    360
  557   5955562  EASTON         MD     21601     01   3.000   13.625    3.000    360
  558   5955836  LAUREL         MD     20724     01   3.000   13.250    3.000    360
  559   5955893  CHESAPEAKE     VA     23320     01   3.000   13.500    3.000    360
  560   5956107  FAIRFAX        VA     22032     01   3.000   13.375    3.000    360
  561   5956172  BOUND BROOK    NJ      8805     01   3.000   13.500    3.000    360
  562   5956206  GLEN ARM       MD     21057     01   3.000   13.625    3.000    360
  563   5956297  TOWACO         NJ      7082     01   3.000   13.375    3.000    360
  564   5956370  CHARLOTTE      NC     28262     01   3.000   13.375    3.000    360
  565   5956453  SUMMIT         NJ      7901     01   3.000   13.625    3.000    360
  566   5956636  OLD SAYBROO    CT      6475     01   3.000   12.750    3.000    360
  567   5956826  SHELTON        CT      6484     01   3.000   13.500    3.000    360
  568   5956875  LANDENBERG     PA     19350     01   3.000   13.375    3.000    360
  569   5956933  RAHWAY         NJ      7065     01   3.000   13.625    3.000    360
  570   5956941  WOODSTOCK      GA     30188     01   3.000   13.250    3.000    360
  571   5957030  HUNTLEY        IL     60142     01   3.000   13.500    3.000    300
  572   5957063  FRANKLIN LA    NJ      7417     01   3.000   13.250    3.000    360
  573   5957071  CARY           NC     27513     01   3.000   13.500    3.000    360
  574   5957154  SILVER SPRI    MD     20910     01   3.000   13.125    3.000    360
  575   5957378  GREENSBORO     NC     27410     01   3.000   13.125    3.000    360
  576   5957451  POTOMAC        MD     20854     01   3.000   12.750    3.000    360
  577   5957576  CROFTON        MD     21114     01   3.000   13.375    3.000    360
  578   5957584  GAITHERSBUR    MD     20878     01   3.000   13.125    3.000    360
  579   5957634  WASHINGTON     DC     20003     01   3.000   13.625    3.000    360
  580   5957675  LEXINGTON      MA      2173     01   3.000   13.125    3.000    360
  581   5957824  CHATHAM        NJ      7928     01   3.000   12.750    3.000    360
  582   5957865  LUTHERVILLE    MD     21093     01   3.000   13.375    3.000    360
  583   5957899  VIENNA         VA     22182     01   3.000   13.250    3.000    360
  584   5957931  SPRINGFIELD    VA     22153     01   3.000   13.250    3.000    360
  585   5957949  BURKE          VA     22015     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  526      353   122,000.00   121,259.53 08/01/97    853.05  94.94  128,500.00    6.320
  527      354   420,000.00   417,884.29 09/01/97  3,008.94  57.14  735,000.00    6.570
  528      353   168,200.00   167,153.77 08/01/97  1,161.72  94.99  168,225.00    6.195
  529      353   398,400.00   396,393.13 09/01/97  2,854.19  80.00  498,000.00    6.570
  530      353   147,500.00   146,699.70 09/01/97  1,018.75  65.36  225,682.00    6.195
  531      354   198,000.00   196,258.53 09/01/97  1,384.45  90.00  220,000.00    6.320
  532      353   100,000.00    99,393.17 08/01/97    699.21  31.95  313,000.00    6.320
  533      353   150,000.00   149,102.59 09/01/97    985.39  66.67  225,000.00    5.695
  534      354    71,100.00    70,714.17 09/01/97    491.08  90.00   79,000.00    6.195
  535      354   157,000.00   156,083.20 09/01/97  1,044.53  88.70  177,000.00    5.820
  536      354   390,000.00   387,986.01 09/01/97  2,760.40  75.00  520,000.00    6.445
  537      353   200,000.00   198,815.87 08/01/97  1,415.59  59.88  334,000.00    6.445
  538      354    85,200.00    84,737.71 09/01/97    588.46  86.50   98,500.00    6.195
  539      353   118,600.00   117,762.21 08/01/97    819.15  93.39  127,000.00    6.195
  540      353   190,300.00   189,145.10 08/01/97  1,330.61  79.99  237,900.00    6.320
  541      354   201,400.00   200,385.46 09/01/97  1,442.86  95.00  212,000.00    6.570
  542      354   122,400.00   120,542.29 09/01/97    804.09  80.00  153,000.00    5.695
  543      354   310,000.00   308,399.09 09/01/97  2,194.17  61.02  508,000.00    6.445
  544      354   103,250.00   102,703.44 09/01/97    721.94  94.72  109,000.00    6.320
  545      353   115,000.00   114,391.24 09/01/97    804.10  57.64  199,500.00    6.320
  546      354    75,000.00    74,562.04 09/01/97    498.98  23.08  325,000.00    5.820
  547      352   144,400.00   142,566.79 08/01/97    972.85  95.00  152,000.00    5.945
  548      355   330,000.00   328,543.98 10/01/97  2,335.72  80.49  410,000.00    6.445
  549      354   300,000.00   298,248.21 09/01/97  1,995.91  80.00  375,000.00    5.820
  550      354   112,000.00   111,421.63 09/01/97    792.73  80.00  140,000.00    6.445
  551      355   264,000.00   262,682.52 10/01/97  1,756.40  80.00  330,000.00    5.820
  552      354   172,000.00   171,015.96 10/01/97  1,202.65  80.00  215,000.00    6.320
  553      354    92,000.00    91,500.78 09/01/97    635.43  59.35  155,000.00    6.195
  554      354   106,000.00   105,395.91 09/01/97    714.15  80.00  132,500.00    5.945
  555      357   390,000.00   388,900.04 01/01/98  2,433.10  67.68  576,275.00    5.195
  556      353    90,000.00    89,336.28 10/01/97    629.30  70.31  128,000.00    6.320
  557      353   250,000.00   248,519.88 08/01/97  1,769.48  30.98  807,000.00    6.445
  558      353   122,400.00   121,655.93 09/01/97    834.99  80.00  153,000.00    6.070
  559      352   122,250.00   121,508.10 08/01/97    854.79  89.97  135,886.00    6.320
  560      354   135,000.00   132,147.27 09/01/97    932.42  60.00  225,000.00    6.195
  561      354   114,650.00   114,043.11 09/01/97    801.65  94.99  120,700.00    6.320
  562      354   288,000.00   286,512.74 09/01/97  2,038.45  80.00  360,000.00    6.445
  563      353   379,000.00   376,942.27 09/01/97  2,617.66  69.54  545,000.00    6.195
  564      354    97,000.00    96,473.68 09/01/97    669.96  94.98  102,132.00    6.195
  565      354   420,000.00   417,831.07 09/01/97  2,972.74  80.00  525,000.00    6.445
  566      354   115,200.00   114,493.84 09/01/97    747.19  80.00  144,000.00    5.570
  567      355   152,000.00   151,312.47 10/01/97  1,062.81  80.00  190,000.00    6.320
  568      354   214,600.00   213,435.65 09/01/97  1,482.19  65.03  330,000.00    6.195
  569      354   127,300.00   126,738.28 10/01/97    901.03  95.00  134,000.00    6.445
  570      353   143,900.00   142,982.67 08/01/97    981.66  95.00  143,900.00    6.070
  571      295   155,000.00   153,923.16 10/01/97  1,145.44  88.57  175,000.00    6.320
  572      355   590,000.00   587,196.35 10/01/97  4,024.85  67.05  880,000.00    6.070
  573      353   141,550.00   140,690.97 08/01/97    989.74  95.00  149,000.00    6.320
  574      354   115,500.00   114,841.79 09/01/97    778.15  53.97  214,000.00    5.945
  575      353   168,000.00   167,042.62 09/01/97  1,131.85  80.00  210,000.00    5.945
  576      354   382,350.00   380,006.34 09/01/97  2,479.92  79.99  477,989.00    5.570
  577      354   182,000.00   181,012.52 09/01/97  1,257.03  80.00  227,500.00    6.195
  578      353    70,000.00    69,601.05 09/01/97    471.61  55.34  126,500.00    5.945
  579      354   275,000.00   273,544.30 09/01/97  1,922.84  68.75  400,000.00    6.320
  580      354   300,000.00   298,290.42 09/01/97  2,021.16  66.82  449,000.00    5.945
  581      354   294,000.00   291,893.79 09/01/97  1,906.88  79.98  367,600.00    5.570
  582      354   344,000.00   342,943.26 12/01/97  2,375.93  79.08  435,000.00    6.195
  583      354   288,000.00   286,398.51 09/01/97  1,964.67  80.00  360,000.00    6.070
  584      354   175,500.00   174,377.72 09/01/97  1,197.22  89.09  197,000.00    6.070
  585      354   124,000.00   122,979.70 09/01/97    845.90  80.00  155,000.00    6.070


                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  526     1      1      N         N                  N       1     0002     766,360   5953344  0    5953344    0002     N
  527     1      1      N         N                  N       3     0002   2,745,500   5953476  0    5953476    0002     N
  528     1      1      N         Y     8,411.25     N       1     0002   1,035,518   5953500  0    5953500    0002     N
  529     1      1      N         N                  N       1     0002   2,604,303   5953609  0    5953609    0002     N
  530     1      1      N         N                  N       1     0002     908,805   5953633  0    5953633    0002     N
  531     1      1      N         N                  N       1     0002   1,240,354   5953708  0    5953708    0002     N
  532     1      1      N         N                  N       1     0002     628,165   5953716  0    5953716    0002     N
  533     1      1      N         N                  N       1     0002     849,139   5953914  0    5953914    0002     N
  534     3      1      N         N                  N       1     0002     438,074   5953922  0    5953922    0002     N
  535     1      1      N         N                  N       1     0002     908,404   5954003  0    5954003    0002     N
  536     5      1      N         N                  N       1     0002   2,500,570   5954243  0    5954243    0002     N
  537     1      1      N         N                  N       1     0002   1,281,368   5954250  0    5954250    0002     N
  538     1      1      N         N                  N       1     0002     524,950   5954300  0    5954300    0002     N
  539     1      1      N         N                  N       1     0002     729,537   5954326  0    5954326    0002     N
  540     2      1      N         N                  N       1     0002   1,195,397   5954391  0    5954391    0002     N
  541     1      1      N         N                  N       1     0002   1,316,532   5954433  0    5954433    0002     N
  542     1      1      N         N                  N       1     0002     686,488   5954565  0    5954565    0002     N
  543     1      1      N         N                  N       1     0002   1,987,632   5954763  0    5954763    0002     N
  544     3      1      N         N                  N       1     0002     649,086   5954771  0    5954771    0002     N
  545     3      1      N         N                  N       1     0002     722,953   5954854  0    5954854    0002     N
  546     1      1      N         N                  N       2     0002     433,951   5954920  0    5954920    0002     N
  547     2      1      N         N                  N       1     0002     847,560   5955000  0    5955000    0002     N
  548     1      1      N         N                  N       2     0002   2,117,466   5955042  0    5955042    0002     N
  549     1      1      N         N                  N       1     0002   1,735,805   5955075  0    5955075    0002     N
  550     1      1      N         N                  N       1     0002     718,112   5955117  0    5955117    0002     N
  551     1      1      N         N                  N       1     0002   1,528,812   5955158  0    5955158    0002     N
  552     1      1      N         N                  N       1     0002   1,080,821   5955299  0    5955299    0002     N
  553     3      1      N         N                  N       2     0002     566,847   5955380  0    5955380    0002     N
  554     1      1      N         N                  N       1     0002     626,579   5955448  0    5955448    0002     N
  555     1      1      N         N                  N       1     0002   2,020,336   5955455  0    5955455    0002     N
  556     3      1      N         N                  N       1     0002     564,605   5955554  0    5955554    0002     N
  557     1      1      N         N                  N       3     0002   1,601,711   5955562  0    5955562    0002     N
  558     1      1      N         N                  N       2     0002     738,451   5955836  0    5955836    0002     N
  559     1      1      N         N                  N       1     0002     767,931   5955893  0    5955893    0002     N
  560     1      1      N         N                  N       3     0002     818,652   5956107  0    5956107    0002     N
  561     1      1      N         N                  N       1     0002     720,752   5956172  0    5956172    0002     N
  562     1      1      N         N                  N       3     0002   1,846,575   5956206  0    5956206    0002     N
  563     1      1      N         N                  N       2     0002   2,335,157   5956297  0    5956297    0002     N
  564     2      1      N         N                  N       1     0002     597,654   5956370  0    5956370    0002     N
  565     1      1      N         N                  N       1     0002   2,692,921   5956453  0    5956453    0002     N
  566     1      1      N         N                  N       1     0002     637,731   5956636  0    5956636    0002     N
  567     1      1      N         N                  N       1     0002     956,295   5956826  0    5956826    0002     N
  568     1      1      N         N                  N       1     0002   1,322,234   5956875  0    5956875    0002     N
  569     1      1      N         N                  N       1     0002     816,828   5956933  0    5956933    0002     N
  570     1      1      N         Y     7,200.00     N       1     0002     867,905   5956941  0    5956941    0002     N
  571     1      1      N         N                  N       2     0002     972,794   5957030  0    5957030    0002     N
  572     1      1      N         N                  N       2     0002   3,564,282   5957063  0    5957063    0002     N
  573     1      1      N         N                  N       1     0002     889,167   5957071  0    5957071    0002     N
  574     1      1      N         N                  N       2     0002     682,734   5957154  0    5957154    0002     N
  575     1      1      N         N                  N       1     0002     993,068   5957378  0    5957378    0002     N
  576     1      1      N         N                  N       1     0002   2,116,635   5957451  0    5957451    0002     N
  577     1      1      N         N                  N       1     0002   1,121,373   5957576  0    5957576    0002     N
  578     2      1      N         N                  N       3     0002     413,778   5957584  0    5957584    0002     N
  579     2      1      N         N                  N       3     0002   1,728,800   5957634  0    5957634    0002     N
  580     1      1      N         N                  N       1     0002   1,773,337   5957675  0    5957675    0002     N
  581     1      1      N         N                  N       1     0002   1,625,848   5957824  0    5957824    0002     N
  582     1      1      N         N                  N       2     0002   2,124,533   5957865  0    5957865    0002     N
  583     1      1      N         N                  N       1     0002   1,738,439   5957899  0    5957899    0002     N
  584     1      1      N         N                  N       2     0002   1,058,473   5957931  0    5957931    0002     N
  585     2      1      N         N                  N       2     0002     746,487   5957949  0    5957949    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  586   5958061  CHARLOTTE      NC     28227     01   3.000   13.375    3.000    360
  587   5958129  CAMBRIDGE      MA      2138     01   3.000   13.375    3.000    360
  588   5958152  CRESSKILL      NJ      7626     01   3.000   13.500    3.000    360
  589   5958160  NEWARK         DE     19702     01   3.000   13.500    3.000    360
  590   5958251  MIDDLE TOWN    NJ      8210     01   3.000   13.875    3.000    360
  591   5958335  DARIEN         CT      6820     01   3.000   13.250    3.000    360
  592   5958368  NEW PROVIDE    NJ      7974     01   3.000   12.625    3.000    360
  593   5958442  CHARLOTTE      NC     28209     01   3.000   13.125    3.000    360
  594   5958533  FLORHAM PAR    NJ      7932     01   3.000   13.375    3.000    360
  595   5958590  MOORESVILLE    NC     28115     01   3.000   12.250    3.000    360
  596   5958673  OLNEY          MD     20832     01   3.000   13.375    3.000    360
  597   5958707  RYE BROOK      NY     10573     03   3.000   13.500    3.000    360
  598   5958715  SEA ISLE CI    NJ      8243     01   3.000   14.125    3.000    360
  599   5958723  RALEIGH        NC     27604     01   3.000   13.125    3.000    360
  600   5958806  CHARLOTTESV    VA     22902     01   3.000   13.250    3.000    360
  601   5958822  DENVER         NC     28037     01   3.000   13.500    3.000    360
  602   5958954  VIENNA         VA     22181     01   3.000   13.125    3.000    360
  603   5959002  ROCKVILLE      MD     20850     01   3.000   13.500    3.000    360
  604   5959077  BALTIMORE      MD     21230     01   3.000   13.000    3.000    360
  605   5959085  WASHINGTON     DC     20001     01   3.000   13.000    3.000    360
  606   5959143  DURHAM         NC     27707     01   3.000   13.500    3.000    360
  607   5959184  MONROVIA       MD     21770     01   3.000   13.375    3.000    360
  608   5959275  GREENWICH      CT      6830     01   3.000   13.375    3.000    360
  609   5959358  DARIEN         CT      6820     01   3.000   13.500    3.000    360
  610   5959689  BEL AIR        MD     21015     01   3.000   12.750    3.000    360
  611   5959713  NEWARK         DE     19713     01   3.000   13.500    3.000    360
  612   5959812  PISCATAWAY     NJ      8854     01   3.000   12.500    3.000    360
  613   5959846  BELAIR         MD     21014     01   3.000   13.500    3.000    360
  614   5959879  GAITHERSBUR    MD     20882     01   3.000   13.375    3.000    360
  615   5959978  MARIETTA       GA     30062     01   3.000   13.375    3.000    360
  616   5960075  MONTROSE       NY     10548     01   3.000   13.250    3.000    360
  617   5960117  RIDGEWOOD      NJ      7450     03   3.000   13.375    3.000    360
  618   5960208  POTOMAC        MD     20854     01   3.000   13.500    3.000    360
  619   5960240  RALEIGH        NC     27606     01   3.000   13.125    3.000    360
  620   5960257  WAYNESBORO     VA     22980     01   3.000   13.375    3.000    360
  621   5960315  BURKE          VA     22015     01   3.000   12.625    3.000    360
  622   5960380  BOYDS          MD     20841     01   3.000   13.875    3.000    360
  623   5960398  EVESHAM TOW    NJ      8053     01   3.000   13.250    3.000    360
  624   5960455  SPRING LAKE    NJ      7762     01   3.000   13.625    3.000    360
  625   5960463  WINCHESTER     VA     22601     01   3.000   13.375    3.000    360
  626   5960513  NEWARK         DE     19711     01   3.000   13.000    3.000    360
  627   5960612  PRINCETON      NJ      8540     01   3.000   12.750    3.000    360
  628   5960646  PASADENA       MD     21122     01   3.000   13.125    3.000    360
  629   5960786  MILLERSVILL    MD     21108     01   3.000   13.750    3.000    360
  630   5961040  DAMASCUS       MD     20872     01   3.000   13.500    3.000    360
  631   5961073  SPRINGFIELD    VA     22152     01   3.000   13.000    3.000    360
  632   5961156  VIRGINIA BE    VA     23456     01   3.000   12.500    3.000    360
  633   5961164  COLUMBIA       MD     21044     01   3.000   12.750    3.000    360
  634   5961354  RYE            NY     10580     01   3.000   13.500    3.000    360
  635   5961396  VINTON         VA     24179     01   3.000   13.500    3.000    360
  636   5961446  WINCHESTER     MA      1890     01   3.000   13.250    3.000    360
  637   5961594  HOBOKEN        NJ      7030     01   3.000   13.500    3.000    360
  638   5961628  WASHINGTON     DC     20016     01   3.000   13.500    3.000    360
  639   5961842  MOUNTAIN LA    NJ      7046     01   3.000   13.500    3.000    360
  640   5961925  OLD TAPPAN     NJ      7675     01   3.000   13.500    3.000    360
  641   5961941  KING GEORGE    VA     22485     01   3.000   12.500    3.000    360
  642   5962097  COLUMBIA       SC     29212     01   3.000   13.000    3.000    360
  643   5962253  BOONES MILL    VA     24065     01   3.000   13.750    3.000    360
  644   5962337  TINTON FALL    NJ      7724     01   3.000   12.875    3.000    360
  645   5962402  MARIETTA       GA     30060     01   3.000   13.375    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal     Appraised    Net
         Term       Bal          Bal       date       p&i      LTV       Value    Mtg Rate

GROUP II LOANS
  586      354    87,200.00    86,726.88 09/01/97    602.27  89.99     96,900.00    6.195
  587      354   636,000.00   632,549.31 09/01/97  4,392.69  80.00    795,000.00    6.195
  588      354   300,000.00   286,146.67 09/01/97  2,097.65  37.50    800,000.00    6.320
  589      355    65,500.00    65,203.73 10/01/97    457.99  93.71     69,900.00    6.320
  590      354   144,000.00   143,292.50 09/01/97  1,044.10  90.00    160,000.00    6.695
  591      354   394,000.00   391,808.66 09/01/97  2,687.78  80.00    492,500.00    6.070
  592      354   346,500.00   343,404.46 09/01/97  2,218.68  90.00    385,000.00    5.445
  593      354   201,400.00   200,419.19 10/01/97  1,356.87  95.00    212,000.00    5.945
  594      353   326,400.00   324,317.79 09/01/97  2,254.37  80.00    408,000.00    6.195
  595      357   127,250.00   126,763.21 12/01/97    783.51  79.99    159,092.00    5.070
  596      354   203,300.00   202,196.92 09/01/97  1,404.15  95.00    214,000.00    6.195
  597      355   791,000.00   787,422.26 10/01/97  5,530.79  65.92  1,200,000.00    6.320
  598      355   135,850.00   135,307.67 10/01/97  1,008.69  95.00    143,000.00    6.945
  599      354   117,000.00   116,333.21 09/01/97    788.26  90.00    130,000.00    5.945
  600      355    60,000.00    59,007.60 09/01/97    409.31  75.00     80,000.00    6.070
  601      355   272,000.00   270,876.15 11/01/97  1,901.87  80.00    340,000.00    6.320
  602      353    95,500.00    94,243.12 09/01/97    643.41  39.79    240,000.00    5.945
  603      356   300,000.00   298,872.75 11/01/97  2,097.65  68.97    435,000.00    6.320
  604      355   206,250.00   205,220.71 10/01/97  1,372.19  75.00    275,000.00    5.820
  605      354   109,250.00   108,612.01 09/01/97    726.85  95.00    115,000.00    5.820
  606      354   100,000.00    99,470.62 09/01/97    699.22  79.37    126,000.00    6.320
  607      353   225,600.00   224,140.32 09/01/97  1,558.17  80.00    282,000.00    6.195
  608      354   585,000.00   581,825.98 09/01/97  4,040.45  74.52    785,000.00    6.195
  609      354   258,800.00   257,629.42 10/01/97  1,809.57  80.00    323,500.00    6.320
  610      355   165,000.00   164,058.77 10/01/97  1,070.19  69.62    237,000.00    5.570
  611      354   116,000.00   115,385.96 09/01/97    811.09  80.00    145,000.00    6.320
  612      356   284,000.00   282,702.28 11/01/97  1,795.08  78.41    362,176.00    5.320
  613      355   162,000.00   161,267.26 10/01/97  1,132.73  90.00    180,000.00    6.320
  614      354   271,200.00   269,728.50 09/01/97  1,873.12  80.00    339,000.00    6.195
  615      354   199,750.00   198,666.19 09/01/97  1,379.63  80.00    249,692.00    6.195
  616      355   255,150.00   253,937.53 10/01/97  1,740.58  90.00    283,500.00    6.070
  617      354   155,000.00   154,159.00 09/01/97  1,070.55  70.45    220,000.00    6.195
  618      355   323,200.00   321,738.10 10/01/97  2,259.87  80.00    404,000.00    6.320
  619      354   112,500.00   111,858.88 09/01/97    757.94  75.00    150,000.00    5.945
  620      354    96,550.00    96,102.35 10/01/97    666.85  79.99    120,700.00    6.195
  621      354   161,600.00   160,585.24 09/01/97  1,034.75  80.00    202,000.00    5.445
  622      353   300,000.00   297,127.24 09/01/97  2,175.21  75.00    400,000.00    6.695
  623      359   213,600.00   213,265.73 02/01/98  1,457.13  79.98    267,051.00    6.070
  624      355   560,000.00   557,529.14 10/01/97  3,963.65  80.00    700,000.00    6.445
  625      356   101,250.00   100,860.02 11/01/97    699.31  75.00    135,000.00    6.195
  626      353   122,400.00   121,685.21 09/01/97    814.34  90.00    136,000.00    5.820
  627      354   184,000.00   183,036.01 10/01/97  1,193.42  80.00    230,000.00    5.570
  628      355   567,300.00   564,537.26 10/01/97  3,822.01  79.99    709,200.00    5.945
  629      354   400,000.00   397,575.93 09/01/97  2,865.65  80.00    500,000.00    6.570
  630      356   112,100.00   111,678.81 11/01/97    783.82  95.00    118,000.00    6.320
  631      355   171,000.00   169,821.19 10/01/97  1,137.67  95.00    180,000.00    5.820
  632      355   214,600.00   213,420.12 10/01/97  1,356.42  78.90    272,000.00    5.320
  633      355   199,900.00   198,852.70 10/01/97  1,296.55  79.99    249,900.00    5.570
  634      355   600,000.00   597,286.17 10/01/97  4,195.29  50.00  1,200,000.00    6.320
  635      354    81,000.00    80,633.60 10/01/97    566.37  85.31     94,950.00    6.320
  636      355   650,000.00   646,911.28 10/01/97  4,434.15  76.02    855,000.00    6.070
  637      354   133,200.00   132,494.86 09/01/97    931.36  90.00    148,000.00    6.320
  638      355   212,000.00   211,041.09 10/01/97  1,482.34  80.00    265,000.00    6.320
  639      356   406,000.00   404,474.45 11/01/97  2,838.82  75.19    540,000.00    6.320
  640      356   257,000.00   256,034.31 11/01/97  1,796.99  74.49    345,000.00    6.320
  641      358   194,750.00   194,218.94 01/01/98  1,230.96  95.00    205,000.00    5.320
  642      354   107,900.00   107,269.89 09/01/97    717.87  89.99    119,900.00    5.820
  643      355   243,750.00   242,700.94 10/01/97  1,746.26  75.00    325,000.00    6.570
  644      354   154,500.00   142,321.25 09/01/97  1,014.96  65.88    234,500.00    5.695
  645      355   147,325.00   146,641.95 10/01/97  1,017.54  95.00    147,325.00    6.195

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  586     1      1      N         N                  N       1     0002     537,273   5958061  0    5958061    0002     N
  587     1      1      N         N                  N       1     0002   3,918,643   5958129  0    5958129    0002     N
  588     1      1      N         N                  N       1     0002   1,808,447   5958152  0    5958152    0002     N
  589     2      1      N         N                  N       1     0002     412,088   5958160  0    5958160    0002     N
  590     1      1      N         N                  N       1     0002     959,343   5958251  0    5958251    0002     N
  591     1      1      N         N                  N       1     0002   2,378,279   5958335  0    5958335    0002     N
  592     3      1      N         N                  N       1     0002   1,869,837   5958368  0    5958368    0002     N
  593     3      1      N         N                  N       1     0002   1,191,492   5958442  0    5958442    0002     N
  594     1      1      N         N                  N       3     0002   2,009,149   5958533  0    5958533    0002     N
  595     1      1      N         N                  N       1     0002     642,689   5958590  0    5958590    0002     N
  596     1      1      N         N                  N       1     0002   1,252,610   5958673  0    5958673    0002     N
  597     1      1      N         N                  Y       2     0002   4,976,509   5958707  0    5958707    0002     Y
  598     3      1      N         N                  N       1     0002     939,712   5958715  0    5958715    0002     N
  599     1      1      N         N                  N       1     0002     691,601   5958723  0    5958723    0002     N
  600     1      1      N         N                  N       1     0002     358,176   5958806  0    5958806    0002     N
  601     1      1      N         N                  N       1     0002   1,711,937   5958822  0    5958822    0002     N
  602     1      1      N         N                  N       2     0002     560,275   5958954  0    5958954    0002     N
  603     1      1      N         N                  N       2     0002   1,888,876   5959002  0    5959002    0002     N
  604     1      1      N         N                  N       3     0002   1,194,385   5959077  0    5959077    0002     N
  605     2      1      N         N                  N       1     0002     632,122   5959085  0    5959085    0002     N
  606     1      1      N         N                  N       3     0002     628,654   5959143  0    5959143    0002     N
  607     1      1      N         N                  N       3     0002   1,388,549   5959184  0    5959184    0002     N
  608     1      1      N         N                  N       1     0002   3,604,412   5959275  0    5959275    0002     N
  609     1      1      N         N                  N       1     0002   1,628,218   5959358  0    5959358    0002     N
  610     1      1      N         N                  N       1     0002     913,807   5959689  0    5959689    0002     N
  611     1      1      N         N                  N       3     0002     729,239   5959713  0    5959713    0002     N
  612     1      1      N         N                  N       1     0002   1,503,976   5959812  0    5959812    0002     N
  613     1      1      N         N                  N       2     0002   1,019,209   5959846  0    5959846    0002     N
  614     1      1      N         N                  N       1     0002   1,670,968   5959879  0    5959879    0002     N
  615     1      1      N         N                  N       1     0002   1,230,737   5959978  0    5959978    0002     N
  616     1      1      N         N                  N       1     0002   1,541,401   5960075  0    5960075    0002     N
  617     1      1      N         N                  Y       3     0002     955,015   5960117  0    5960117    0002     Y
  618     1      1      N         N                  N       2     0002   2,033,385   5960208  0    5960208    0002     N
  619     1      1      N         N                  N       3     0002     665,001   5960240  0    5960240    0002     N
  620     1      1      N         N                  N       1     0002     595,354   5960257  0    5960257    0002     N
  621     2      1      N         N                  N       2     0002     874,387   5960315  0    5960315    0002     N
  622     1      1      N         N                  N       1     0002   1,989,267   5960380  0    5960380    0002     N
  623     1      1      N         N                  Y       1     0002   1,294,523   5960398  0    5960398    0002     Y
  624     1      1      N         N                  N       1     0002   3,593,275   5960455  0    5960455    0002     N
  625     1      1      N         N                  N       3     0002     624,828   5960463  0    5960463    0002     N
  626     2      1      N         N                  N       1     0002     708,208   5960513  0    5960513    0002     N
  627     1      1      N         N                  N       1     0002   1,019,511   5960612  0    5960612    0002     N
  628     1      1      N         N                  N       1     0002   3,356,174   5960646  0    5960646    0002     N
  629     1      1      N         N                  N       1     0002   2,612,074   5960786  0    5960786    0002     N
  630     2      1      N         N                  N       1     0002     705,810   5961040  0    5961040    0002     N
  631     1      1      N         N                  N       1     0002     988,359   5961073  0    5961073    0002     N
  632     1      1      N         N                  N       1     0002   1,135,395   5961156  0    5961156    0002     N
  633     1      1      N         N                  N       1     0002   1,107,610   5961164  0    5961164    0002     N
  634     1      1      N         N                  N       2     0002   3,774,849   5961354  0    5961354    0002     N
  635     1      1      N         N                  N       1     0002     509,604   5961396  0    5961396    0002     N
  636     1      1      N         N                  N       1     0002   3,926,751   5961446  0    5961446    0002     N
  637     3      1      N         N                  N       1     0002     837,368   5961594  0    5961594    0002     N
  638     1      1      N         N                  N       1     0002   1,333,780   5961628  0    5961628    0002     N
  639     1      1      N         N                  N       2     0002   2,556,279   5961842  0    5961842    0002     N
  640     1      1      N         N                  N       2     0002   1,618,137   5961925  0    5961925    0002     N
  641     1      1      N         N                  N       1     0002   1,033,245   5961941  0    5961941    0002     N
  642     1      1      N         N                  N       1     0002     624,311   5962097  0    5962097    0002     N
  643     1      1      N         N                  Y       3     0002   1,594,545   5962253  0    5962253    0002     Y
  644     1      1      N         N                  N       1     0002     810,520   5962337  0    5962337    0002     N
  645     1      1      N         Y     7,366.25     N       1     0002     908,447   5962402  0    5962402    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  646   5962527  SILVER SPRI    MD     20901     01   3.000   13.875    3.000    360
  647   5962543  DARIEN         CT      6820     01   3.000   13.375    3.000    360
  648   5962592  RARITAN TOW    NJ      8822     01   3.000   13.500    3.000    360
  649   5962683  KINNELON       NJ      7405     01   3.000   13.625    3.000    360
  650   5962691  GAINESVILLE    FL     32605     01   3.000   13.375    3.000    360
  651   5962766  FAIRFAX        VA     22030     01   3.000   13.625    3.000    360
  652   5962840  MAHWAH         NJ      7430     01   3.000   13.375    3.000    360
  653   5962857  GARFIELD       NJ      7026     01   3.000   13.375    3.000    360
  654   5962865  SILVER SPRI    MD     20910     01   3.000   13.500    3.000    360
  655   5963103  FLOWER MOUN    TX     75028     01   3.000   12.875    3.000    360
  656   5963202  DURHAM         NC     27707     01   3.000   13.375    3.000    360
  657   5963210  WASHINGTON     DC     20003     01   3.000   13.500    3.000    360
  658   5963236  MIDDLETOWN     NJ      7748     01   3.000   13.500    3.000    360
  659   5963244  CATONSVILLE    MD     21228     01   3.000   13.375    3.000    360
  660   5963251  OLD GREENWI    CT      6870     01   3.000   13.500    3.000    360
  661   5963434  CHARLOTTE      NC     28216     01   3.000   13.375    3.000    360
  662   5963442  BALTIMORE      MD     21244     01   3.000   12.750    3.000    360
  663   5963459  WASHINGTON     DC     20016     01   3.000   13.625    3.000    360
  664   5963640  TINTON FALL    NJ      7724     01   3.000   13.375    3.000    360
  665   5963673  STATEN ISLA    NY     10306     01   3.000   13.500    3.000    360
  666   5963756  SMYRNA         GA     30080     01   3.000   13.000    3.000    360
  667   5963772  LISLE          IL     60532     01   3.000   13.375    3.000    360
  668   5963806  BOWIE          MD     20715     01   3.000   12.750    3.000    360
  669   5963830  ASHBURN        VA     20147     01   3.000   13.250    3.000    360
  670   5964028  MARIETTA       GA     30064     01   3.000   13.375    3.000    360
  671   5964036  MONTCLAIR      NJ      7043     01   3.000   13.000    3.000    360
  672   5964085  CLOSTER        NJ      7624     01   3.000   13.500    3.000    360
  673   5964184  RUCKERSVILL    VA     22968     01   3.000   13.375    3.000    360
  674   5964374  CLIMAX         NC     27233     01   3.000   12.875    3.000    360
  675   5964382  LOWER MERIO    PA     19066     01   3.000   12.875    3.000    360
  676   5964408  GARNER         NC     27529     01   3.000   13.125    3.000    360
  677   5964440  MARIETTA       GA     30064     01   3.000   12.750    3.000    360
  678   5964457  SHERBORN       MA      1770     01   3.000   13.375    3.000    360
  679   5964523  ARLINGTON      VA     22207     01   3.000   13.250    3.000    360
  680   5964713  WESTFIELD      NJ      7090     01   3.000   12.500    3.000    360
  681   5964820  WASHINGTON     DC     20007     01   3.000   13.375    3.000    360
  682   5964838  GAITHERSBUR    MD     20879     01   3.000   13.750    3.000    360
  683   5965025  COLUMBIA       MD     21045     01   3.000   13.250    3.000    360
  684   5965124  JAMESTOWN      NC     27282     01   3.000   12.875    3.000    360
  685   5965173  WAKEFIELD      MA      1880     01   3.000   13.375    3.000    360
  686   5965330  RYE            NY     10580     01   3.000   13.500    3.000    360
  687   5965363  COLUMBIA       MD     21045     01   3.000   13.500    3.000    360
  688   5965504  RUXTON         MD     21204     01   3.000   13.375    3.000    360
  689   5965678  BETHESDA       MD     20814     01   3.000   13.125    3.000    360
  690   5965744  BETHESDA       MD     20817     01   3.000   13.125    3.000    360
  691   5965777  MARGATE        NJ      8402     01   3.000   13.500    3.000    360
  692   5965934  POTOMAC        MD     20854     01   3.000   13.375    3.000    360
  693   5966056  BASKING RID    NJ      7920     01   3.000   13.500    3.000    360
  694   5966064  ANNANDALE      VA     22003     01   3.000   13.375    3.000    360
  695   5966080  MAHWAH         NJ      7430     01   3.000   13.375    3.000    360
  696   5966106  ELLICOTT CI    MD     21042     01   3.000   13.500    3.000    360
  697   5966114  GREENSBORO     NC     27455     01   3.000   13.125    3.000    360
  698   5966361  WASHINGTON     DC     20003     01   3.000   13.625    3.000    360
  699   5966437  DURHAM         NC     27703     01   3.000   13.125    3.000    360
  700   5966452  FREDERICK      MD     21701     01   3.000   12.750    3.000    360
  701   5966528  LAYTONSVILL    MD     20882     01   3.000   13.375    3.000    360
  702   5966619  HALIFAX        MA      2338     01   3.000   13.250    3.000    360
  703   5966635  STAUNTON       VA     24401     01   3.000   12.625    3.000    360
  704   5966643  CHATHAM        NJ      7928     01   3.000   13.625    3.000    360
  705   5966692  MIDLOTHIAN     VA     23112     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal     Appraised    Net
         Term       Bal          Bal       date       p&i      LTV       Value    Mtg Rate

GROUP II LOANS
  646      355   133,000.00   132,536.27 11/01/97    964.35  95.00    140,000.00    6.695
  647      355   595,200.00   592,440.51 10/01/97  4,110.90  80.00    744,000.00    6.195
  648      354   194,400.00   193,370.90 09/01/97  1,359.28  80.00    243,000.00    6.320
  649      355   294,300.00   293,001.49 10/01/97  2,083.04  90.00    327,000.00    6.445
  650      354   114,000.00   113,381.48 09/01/97    787.37  95.00    120,000.00    6.195
  651      353   160,550.00   159,720.86 09/01/97  1,136.37  95.00    169,000.00    6.445
  652      355   127,800.00   126,698.59 10/01/97    882.69  90.00    142,000.00    6.195
  653      354   206,000.00   204,882.32 09/01/97  1,422.79  80.00    257,500.00    6.195
  654      355   214,600.00   213,629.31 10/01/97  1,500.52  79.48    270,000.00    6.320
  655      354   113,600.00   112,920.29 09/01/97    746.28  80.00    142,000.00    5.695
  656      355   100,000.00    99,527.45 10/01/97    690.68  79.37    126,000.00    6.195
  657      355   104,000.00   103,529.56 10/01/97    727.19  80.00    130,000.00    6.320
  658      354   225,000.00   223,808.94 09/01/97  1,573.24  87.38    257,500.00    6.320
  659      356   221,132.00   219,991.05 11/01/97  1,527.31  94.98    221,132.00    6.195
  660      354   381,000.00   377,032.64 10/01/97  2,664.01  75.00    508,000.00    6.320
  661      356   135,950.00   135,426.34 11/01/97    938.98  89.99    151,070.00    6.195
  662      355    78,350.00    77,939.50 10/01/97    508.18  94.97     82,500.00    5.570
  663      355   360,000.00   358,680.53 11/01/97  2,548.06  78.26    460,000.00    6.445
  664      354   275,405.00   273,320.99 09/01/97  1,902.16  95.00    289,900.00    6.195
  665      355   190,400.00   189,538.78 10/01/97  1,331.31  80.00    238,000.00    6.320
  666      356   172,350.00   171,635.33 11/01/97  1,146.65  79.98    215,496.00    5.820
  667      359   175,650.00   175,381.85 02/01/98  1,213.18  94.99    184,921.00    6.195
  668      354   214,550.00   213,234.88 09/01/97  1,391.57  94.98    225,890.00    5.570
  669      354   121,500.00   120,824.32 09/01/97    828.85  90.00    135,000.00    6.070
  670      354   180,000.00   179,023.35 09/01/97  1,243.22  80.00    225,000.00    6.195
  671      355   193,500.00   192,697.61 11/01/97  1,287.37  90.00    215,000.00    5.820
  672      353   280,000.00   278,734.83 10/01/97  1,957.81  80.00    350,000.00    6.320
  673      354    75,200.00    74,791.98 09/01/97    519.39  80.00     94,000.00    6.195
  674      354   104,500.00   103,874.72 09/01/97    686.50  95.00    110,000.00    5.695
  675      356   500,000.00   497,875.46 11/01/97  3,284.65  68.59    729,000.00    5.695
  676      355   112,000.00   111,454.55 10/01/97    754.57  80.00    140,000.00    5.945
  677      355   157,250.00   156,426.09 10/01/97  1,019.93  85.00    185,000.00    5.570
  678      355   290,000.00   288,883.02 11/01/97  2,002.96  72.50    400,000.00    6.195
  679      354   226,500.00   225,240.52 09/01/97  1,545.13  95.00    226,500.00    6.070
  680      354   168,000.00   167,076.30 10/01/97  1,061.88  80.00    210,000.00    5.320
  681      355   600,000.00   595,999.65 10/01/97  4,144.06  73.62    815,000.00    6.195
  682      354   224,100.00   222,971.14 09/01/97  1,605.48  95.00    235,895.00    6.570
  683      354   209,000.00   207,837.81 09/01/97  1,425.75  95.00    220,000.00    6.070
  684      357   126,250.00   125,822.05 12/01/97    829.38  94.98    132,925.00    5.695
  685      355   132,000.00   131,387.97 10/01/97    911.70  80.00    165,000.00    6.195
  686      357 1,000,000.00   997,003.45 12/01/97  6,992.15  35.71  2,800,000.00    6.320
  687      354   208,900.00   207,539.26 09/01/97  1,460.66  95.00    219,900.00    6.320
  688      356   175,000.00   174,325.92 11/01/97  1,208.69  63.64    275,000.00    6.195
  689      355   300,000.00   298,786.12 11/01/97  2,021.16  44.78    670,000.00    5.945
  690      355   322,500.00   320,929.40 10/01/97  2,172.75  75.00    430,000.00    5.945
  691      355   132,700.00   132,099.79 10/01/97    927.86  89.97    147,500.00    6.320
  692      356   576,000.00   573,781.46 11/01/97  3,978.29  80.00    720,000.00    6.195
  693      356   290,000.00   288,910.31 11/01/97  2,027.73  79.45    365,000.00    6.320
  694      355   163,000.00   162,244.23 10/01/97  1,125.81  74.77    218,000.00    6.195
  695      357   180,000.00   179,586.56 01/01/98  1,243.22  94.74    189,994.00    6.195
  696      355   650,000.00   647,060.01 10/01/97  4,544.90  54.17  1,200,000.00    6.320
  697      355   133,950.00   133,297.65 10/01/97    902.45  89.98    148,863.00    5.945
  698      355   400,000.00   398,235.10 10/01/97  2,831.18  88.89    450,000.00    6.445
  699      355   197,500.00   196,029.18 10/01/97  1,330.60  79.99    246,900.00    5.945
  700      355   192,000.00   190,994.09 10/01/97  1,245.31  80.00    240,000.00    5.570
  701      355   278,400.00   277,006.16 10/01/97  1,922.84  80.00    348,000.00    6.195
  702      357    99,500.00    99,186.69 12/01/97    678.77  79.60    125,000.00    6.070
  703      356    80,000.00    79,643.18 11/01/97    512.25  73.39    109,000.00    5.445
  704      357   380,000.00   378,889.33 12/01/97  2,689.62  76.00    500,000.00    6.445
  705      355    70,400.00    70,065.41 10/01/97    480.26  80.00     88,000.00    6.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  646     1      1      N         N                  N       1     0002     887,330   5962527  0    5962527    0002     N
  647     1      1      N         N                  N       1     0002   3,670,169   5962543  0    5962543    0002     N
  648     1      1      N         N                  N       1     0002   1,222,104   5962592  0    5962592    0002     N
  649     1      1      N         N                  N       1     0002   1,888,395   5962683  0    5962683    0002     N
  650     1      1      N         N                  N       1     0002     702,398   5962691  0    5962691    0002     N
  651     1      1      N         N                  N       1     0002   1,029,401   5962766  0    5962766    0002     N
  652     3      1      N         N                  N       1     0002     784,898   5962840  0    5962840    0002     N
  653     5      1      N         N                  N       1     0002   1,269,246   5962857  0    5962857    0002     N
  654     1      1      N         N                  N       3     0002   1,350,137   5962865  0    5962865    0002     N
  655     1      1      N         N                  N       1     0002     643,081   5963103  0    5963103    0002     N
  656     1      1      N         N                  N       3     0002     616,573   5963202  0    5963202    0002     N
  657     2      1      N         N                  N       3     0002     654,307   5963210  0    5963210    0002     N
  658     1      1      N         N                  N       1     0002   1,414,473   5963236  0    5963236    0002     N
  659     1      1      N         Y    11,100.00     N       1     0002   1,362,845   5963244  0    5963244    0002     N
  660     1      1      N         N                  N       2     0002   2,382,846   5963251  0    5963251    0002     N
  661     1      1      N         N                  N       1     0002     838,966   5963434  0    5963434    0002     N
  662     2      1      N         N                  N       1     0002     434,123   5963442  0    5963442    0002     N
  663     1      1      N         N                  N       3     0002   2,311,696   5963459  0    5963459    0002     N
  664     1      1      N         N                  N       1     0002   1,693,224   5963640  0    5963640    0002     N
  665     1      1      N         N                  N       2     0002   1,197,885   5963673  0    5963673    0002     N
  666     1      1      N         N                  N       1     0002     998,918   5963756  0    5963756    0002     N
  667     2      1      N         N                  N       1     0002   1,086,491   5963772  0    5963772    0002     N
  668     1      1      N         N                  N       1     0002   1,187,718   5963806  0    5963806    0002     N
  669     2      1      N         N                  N       1     0002     733,404   5963830  0    5963830    0002     N
  670     1      1      N         N                  N       2     0002   1,109,050   5964028  0    5964028    0002     N
  671     1      1      N         N                  N       1     0002   1,121,500   5964036  0    5964036    0002     N
  672     1      1      N         N                  N       1     0002   1,761,604   5964085  0    5964085    0002     N
  673     1      1      N         N                  N       3     0002     463,336   5964184  0    5964184    0002     N
  674     1      1      N         N                  N       1     0002     591,567   5964374  0    5964374    0002     N
  675     1      1      N         N                  N       1     0002   2,835,401   5964382  0    5964382    0002     N
  676     1      1      N         N                  N       3     0002     662,597   5964408  0    5964408    0002     N
  677     1      1      N         N                  N       2     0002     871,293   5964440  0    5964440    0002     N
  678     1      1      N         N                  N       2     0002   1,789,630   5964457  0    5964457    0002     N
  679     1      1      N         Y    11,325.00     N       1     0002   1,367,210   5964523  0    5964523    0002     N
  680     3      1      N         N                  N       1     0002     888,846   5964713  0    5964713    0002     N
  681     2      1      N         N                  N       2     0002   3,692,218   5964820  0    5964820    0002     N
  682     1      1      N         N                  N       1     0002   1,464,920   5964838  0    5964838    0002     N
  683     1      1      N         N                  N       1     0002   1,261,576   5965025  0    5965025    0002     N
  684     1      1      N         N                  N       1     0002     716,557   5965124  0    5965124    0002     N
  685     1      1      N         N                  N       1     0002     813,948   5965173  0    5965173    0002     N
  686     1      1      N         N                  N       3     0002   6,301,062   5965330  0    5965330    0002     N
  687     1      1      N         N                  N       1     0002   1,311,648   5965363  0    5965363    0002     N
  688     1      1      N         N                  N       1     0002   1,079,949   5965504  0    5965504    0002     N
  689     1      1      N         N                  N       3     0002   1,776,283   5965678  0    5965678    0002     N
  690     1      1      N         N                  N       3     0002   1,907,925   5965744  0    5965744    0002     N
  691     2      1      N         N                  N       1     0002     834,871   5965777  0    5965777    0002     N
  692     1      1      N         N                  N       2     0002   3,554,576   5965934  0    5965934    0002     N
  693     1      1      N         N                  N       3     0002   1,825,913   5966056  0    5966056    0002     N
  694     1      1      N         N                  N       2     0002   1,005,103   5966064  0    5966064    0002     N
  695     3      1      N         N                  N       1     0002   1,112,539   5966080  0    5966080    0002     N
  696     1      1      N         N                  N       2     0002   4,089,419   5966106  0    5966106    0002     N
  697     1      1      N         N                  N       1     0002     792,455   5966114  0    5966114    0002     N
  698     2      1      N         N                  N       2     0002   2,566,625   5966361  0    5966361    0002     N
  699     1      1      N         N                  N       1     0002   1,165,393   5966437  0    5966437    0002     N
  700     1      1      N         N                  N       1     0002   1,063,837   5966452  0    5966452    0002     N
  701     1      1      N         N                  N       1     0002   1,716,053   5966528  0    5966528    0002     N
  702     1      1      N         N                  N       2     0002     602,063   5966619  0    5966619    0002     N
  703     1      1      N         N                  N       2     0002     433,657   5966635  0    5966635    0002     N
  704     1      1      N         N                  N       1     0002   2,441,942   5966643  0    5966643    0002     N
  705     1      1      N         N                  N       2     0002     425,297   5966692  0    5966692    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  706   5966825  HACKETTSTOW    NJ      7840     01   3.000   13.750    3.000    360
  707   5966940  BETHESDA       MD     20817     01   3.000   13.375    3.000    360
  708   5967021  FAIRFAX STA    VA     22039     01   3.000   13.250    3.000    360
  709   5967047  SILVER SPRI    MD     20903     01   3.000   13.375    3.000    360
  710   5967310  FAIRLAWN       NJ      7410     01   3.000   13.250    3.000    360
  711   5967369  HINGHAM        MA      2043     01   3.000   13.375    3.000    360
  712   5967385  DALLAS         TX     75209     01   3.000   13.250    3.000    360
  713   5967401  DALLAS         TX     75219     01   3.000   13.125    3.000    360
  714   5967583  DAVIDSONVIL    MD     21035     01   3.000   13.250    3.000    360
  715   5967591  STERLING       VA     20165     01   3.000   13.000    3.000    360
  716   5967641  FALLS CHURC    VA     22043     01   3.000   12.875    3.000    360
  717   5967674  DURHAM         NC     27713     01   3.000   13.000    3.000    360
  718   5967682  MCLEAN         VA     22102     01   3.000   13.625    3.000    360
  719   5967799  ROCKVILLE      MD     20852     01   3.000   13.750    3.000    360
  720   5967864  BALTIMORE      MD     21209     01   3.000   13.250    3.000    360
  721   5968045  CAMBRIDGE      MA      2138     01   3.000   13.500    3.000    360
  722   5968151  BELTSVILLE     MD     20705     01   3.000   13.500    3.000    360
  723   5968557  CHESTER TOW    NJ      7930     01   3.000   13.500    3.000    360
  724   5968565  RALEIGH        NC     27608     01   3.000   13.500    3.000    360
  725   5968987  WILMINGTON     DE     19806     01   3.000   13.375    3.000    360
  726   5969027  RICHMOND       VA     23221     01   3.000   13.625    3.000    360
  727   5969043  SAN RAMON      CA     94583     01   3.000   13.500    3.000    360
  728   5969415  GAITHERSBUR    MD     20879     01   3.000   13.500    3.000    360
  729   5969779  HEWITT         NJ      7421     01   3.000   13.250    3.000    360
  730   5970058  METUCHEN       NJ      8840     01   3.000   13.750    3.000    360
  731   5970090  LILBURN        GA     30247     01   3.000   13.000    3.000    360
  732   5970629  HUDSON         NC     28638     01   3.000   13.250    3.000    360
  733   5970769  ENGLEWOOD      NJ      7631     01   3.000   13.125    3.000    360
  734   5970884  SILVER SPRI    MD     20906     01   3.000   13.250    3.000    360
  735   5970926  FINCASTLE      VA     24090     01   3.000   12.875    3.000    360
  736   5971155  GERMANTOWN     MD     20874     01   3.000   13.500    3.000    360
  737   5971189  WOODBRIDGE     VA     22193     01   3.000   13.375    3.000    360
  738   5971213  POMONA         NY     10970     01   3.000   13.500    3.000    360
  739   5971320  WOODCLIFF L    NJ      7675     01   3.000   13.250    3.000    360
  740   5971478  FAIRFAX        VA     22033     01   3.000   12.000    3.000    360
  741   5971577  MORRISVILLE    NC     27560     01   3.000   13.250    3.000    360
  742   5971585  DURHAM         NC     27705     01   3.000   13.375    3.000    360
  743   5971791  WASHINGTON     DC     20016     01   3.000   13.500    3.000    360
  744   5971999  STAMFORD       CT      6907     01   3.000   13.375    3.000    360
  745   5972005  EASTON         MA      2375     01   3.000   13.375    3.000    360
  746   5972187  HOBOKEN        NJ      7030     01   3.000   13.375    3.000    360
  747   5972245  CHAMBERSBUR    PA     17201     01   3.000   12.875    3.000    360
  748   5972252  MERCERSBURG    PA     17236     01   3.000   12.750    3.000    360
  749   5972302  CHANTILLY      VA     20151     01   3.000   12.875    3.000    360
  750   5972369  VIENNA         VA     22181     01   3.000   13.500    3.000    360
  751   5972591  MANASSAS       VA     20110     01   3.000   13.375    3.000    360
  752   5972633  COLUMBIA       MD     21046     01   3.000   13.375    3.000    360
  753   5972799  ODENTON        MD     21113     01   3.000   13.000    3.000    360
  754   5972856  BALTIMORE      MD     21210     01   3.000   13.250    3.000    360
  755   5972880  LINCOLNTON     NC     28092     01   3.000   13.000    3.000    360
  756   5972948  SYKESVILLE     MD     21784     01   3.000   13.375    3.000    360
  757   5973037  CHARLOTTE      NC     28203     01   3.000   12.875    3.000    360
  758   5973045  CHARLOTTE      NC     28205     01   3.000   13.000    3.000    360
  759   5973128  CHARLOTTE      NC     28211     01   3.000   13.250    3.000    360
  760   5973136  WARREN TOWN    NJ      7060     01   3.000   13.500    3.000    360
  761   5973235  CORNELIUS      NC     28031     01   3.000   13.125    3.000    360
  762   5973318  POTOMAC        MD     20854     01   3.000   13.125    3.000    360
  763   5973433  BATAVIA        OH     45103     01   3.000   13.000    3.000    360
  764   5973474  OAKTON         VA     22124     01   3.000   13.375    3.000    360
  765   5973508  MOUNT ARLIN    NJ      7856     01   3.000   13.375    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal     Appraised    Net
         Term       Bal          Bal       date       p&i      LTV       Value    Mtg Rate

GROUP II LOANS
  706      355   113,600.00   113,111.07 10/01/97    813.85  80.00    142,000.00    6.570
  707      356   120,000.00   119,537.75 11/01/97    828.82  32.88    365,000.00    6.195
  708      355   271,000.00   267,166.55 10/01/97  1,848.70  87.42    310,000.00    6.070
  709      356    98,000.00    97,622.49 11/01/97    676.87  44.14    222,000.00    6.195
  710      355   145,000.00   143,807.93 10/01/97    989.16  61.44    236,000.00    6.070
  711      355   252,000.00   250,792.64 10/01/97  1,740.51  77.06    327,000.00    6.195
  712      355   271,200.00   269,911.25 10/01/97  1,850.07  80.00    339,000.00    6.070
  713      355    98,800.00    98,318.82 10/01/97    665.64  95.00    104,000.00    5.945
  714      355   111,200.00   110,760.94 11/01/97    758.59  80.00    139,000.00    6.070
  715      356   176,000.00   175,270.18 11/01/97  1,170.94  79.83    220,465.00    5.820
  716      355   204,450.00   203,404.49 10/01/97  1,343.10  79.86    256,000.00    5.695
  717      354   124,450.00   123,828.93 10/01/97    827.97  95.00    131,000.00    5.820
  718      356   430,000.00   428,186.16 11/01/97  3,043.52  78.90    545,000.00    6.445
  719      357   286,600.00   285,783.00 12/01/97  2,053.24  95.00    286,600.00    6.570
  720      355    86,400.00    85,989.38 10/01/97    589.41  80.00    108,000.00    6.070
  721      355   255,000.00   253,846.61 10/01/97  1,783.00  75.00    340,000.00    6.320
  722      356   122,000.00   121,085.32 11/01/97    853.05  79.74    153,000.00    6.320
  723      357   120,000.00   119,640.40 12/01/97    839.06  38.10    315,000.00    6.320
  724      356   200,000.00   199,248.51 11/01/97  1,398.43  78.13    256,000.00    6.320
  725      355   127,800.00   127,207.26 10/01/97    882.69  90.00    142,000.00    6.195
  726      354   242,800.00   241,728.68 10/01/97  1,718.53  80.00    303,500.00    6.445
  727      356   420,000.00   418,421.84 11/01/97  2,936.71  80.00    525,000.00    6.320
  728      355   192,750.00   191,878.16 10/01/97  1,347.74  89.99    214,195.00    6.320
  729      357   144,000.00   143,546.55 12/01/97    982.34  80.00    180,000.00    6.070
  730      356   124,450.00   124,005.09 11/01/97    891.58  95.00    131,000.00    6.570
  731      355    74,000.00    73,630.68 10/01/97    492.33  77.98     94,900.00    5.820
  732      356   125,000.00   124,506.47 11/01/97    852.73  95.00    125,000.00    6.070
  733      356   135,000.00   134,453.72 11/01/97    909.53  90.00    150,000.00    5.945
  734      357   130,500.00   130,089.04 11/01/97    890.25  90.00    145,000.00    6.070
  735      357   165,000.00   164,440.71 12/01/97  1,083.94  76.39    216,000.00    5.695
  736      355   129,999.00   129,410.95 10/01/97    908.98  90.08    129,999.00    6.320
  737      355    98,400.00    97,409.53 11/01/97    679.63  80.00    123,000.00    6.195
  738      356    83,000.00    82,688.14 11/01/97    580.35  92.22     90,000.00    6.320
  739      355   382,000.00   380,184.77 10/01/97  2,605.92  65.55    582,800.00    6.070
  740      359   182,300.00   181,936.11 02/01/98  1,092.99  80.00    227,880.00    4.820
  741      355   285,550.00   284,193.09 10/01/97  1,947.96  95.00    300,585.00    6.070
  742      357   137,600.00   137,177.31 12/01/97    950.37  80.00    172,000.00    6.195
  743      356   251,200.00   250,256.12 11/01/97  1,756.43  80.00    314,000.00    6.320
  744      356   436,000.00   434,660.64 12/01/97  3,011.35  80.00    545,000.00    6.195
  745      356   187,500.00   186,375.55 11/01/97  1,295.02  75.00    250,000.00    6.195
  746      356   200,000.00   199,229.67 11/01/97  1,381.35  84.57    236,500.00    6.195
  747      356   103,000.00   102,562.33 11/01/97    676.64  68.67    150,000.00    5.695
  748      356   119,000.00   118,586.68 12/01/97    771.84  89.81    132,500.00    5.570
  749      357   274,000.00   273,071.26 12/01/97  1,799.99  79.42    345,000.00    5.695
  750      356   150,000.00   149,550.48 12/01/97  1,048.83  50.00    300,000.00    6.320
  751      356   182,650.00   181,946.49 11/01/97  1,261.52  89.10    205,000.00    6.195
  752      356   212,000.00   211,183.41 11/01/97  1,464.24  86.53    245,000.00    6.195
  753      356   213,650.00   212,764.08 11/01/97  1,421.42  95.00    224,900.00    5.820
  754      356   163,850.00   163,192.56 11/01/97  1,117.75  74.99    218,500.00    6.070
  755      356   100,800.00   100,382.01 11/01/97    670.63  80.00    126,000.00    5.820
  756      356   103,950.00   103,549.60 11/01/97    717.96  90.00    115,500.00    6.195
  757      356   100,000.00    95,490.65 11/01/97    656.93  56.82    176,000.00    5.695
  758      356    70,400.00    70,108.05 11/01/97    468.38  80.00     88,000.00    5.820
  759      357   116,000.00   115,634.76 12/01/97    791.32  80.00    145,000.00    6.070
  760      356   612,000.00   609,700.43 11/01/97  4,279.20  80.00    765,000.00    6.320
  761      356   412,000.00   410,332.98 11/01/97  2,775.72  80.00    515,000.00    5.945
  762      357   650,000.00   647,902.19 12/01/97  4,379.18  59.09  1,100,000.00    5.945
  763      357   196,200.00   195,551.03 12/01/97  1,305.33  90.00    218,000.00    5.820
  764      356   101,600.00   101,208.65 11/01/97    701.73  80.00    127,000.00    6.195
  765      356    95,000.00    94,634.04 11/01/97    656.15  95.00    100,000.00    6.195

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  706     1      1      N         N                  N       1     0002     743,140   5966825  0    5966825    0002     N
  707     1      1      N         N                  N       3     0002     740,536   5966940  0    5966940    0002     N
  708     1      1      N         N                  N       2     0002   1,621,701   5967021  0    5967021    0002     N
  709     1      1      N         N                  N       2     0002     604,771   5967047  0    5967047    0002     N
  710     1      1      N         N                  N       2     0002     872,914   5967310  0    5967310    0002     N
  711     1      1      N         N                  N       2     0002   1,553,660   5967369  0    5967369    0002     N
  712     1      1      N         N                  N       1     0002   1,638,361   5967385  0    5967385    0002     N
  713     2      1      N         N                  N       1     0002     584,505   5967401  0    5967401    0002     N
  714     1      1      N         N                  N       3     0002     672,319   5967583  0    5967583    0002     N
  715     2      1      N         N                  N       1     0002   1,020,072   5967591  0    5967591    0002     N
  716     1      1      N         N                  N       2     0002   1,158,389   5967641  0    5967641    0002     N
  717     1      1      N         N                  N       1     0002     720,684   5967674  0    5967674    0002     N
  718     1      1      N         N                  N       2     0002   2,759,660   5967682  0    5967682    0002     N
  719     1      1      N         Y    14,330.00     N       1     0002   1,877,594   5967799  0    5967799    0002     N
  720     2      1      N         N                  N       3     0002     521,956   5967864  0    5967864    0002     N
  721     5      1      N         N                  N       1     0002   1,604,311   5968045  0    5968045    0002     N
  722     1      1      N         N                  N       2     0002     765,259   5968151  0    5968151    0002     N
  723     1      1      N         N                  N       3     0002     756,127   5968557  0    5968557    0002     N
  724     1      1      N         N                  N       2     0002   1,259,251   5968565  0    5968565    0002     N
  725     5      1      N         N                  N       1     0002     788,049   5968987  0    5968987    0002     N
  726     1      1      N         N                  N       3     0002   1,557,941   5969027  0    5969027    0002     N
  727     1      1      N         N                  N       2     0002   2,644,426   5969043  0    5969043    0002     N
  728     1      1      N         N                  N       1     0002   1,212,670   5969415  0    5969415    0002     N
  729     1      1      N         N                  N       3     0002     871,328   5969779  0    5969779    0002     N
  730     2      1      N         N                  N       1     0002     814,713   5970058  0    5970058    0002     N
  731     1      1      N         N                  N       1     0002     428,531   5970090  0    5970090    0002     N
  732     1      1      N         Y     6,250.00     N       1     0002     755,754   5970629  0    5970629    0002     N
  733     2      1      N         N                  N       1     0002     799,327   5970769  0    5970769    0002     N
  734     2      1      N         N                  N       2     0002     789,640   5970884  0    5970884    0002     N
  735     1      1      N         N                  N       2     0002     936,490   5970926  0    5970926    0002     N
  736     2      1      N         Y    12,900.00     N       1     0002     817,877   5971155  0    5971155    0002     N
  737     1      1      N         N                  N       2     0002     603,452   5971189  0    5971189    0002     N
  738     3      1      N         N                  N       1     0002     522,589   5971213  0    5971213    0002     N
  739     1      1      N         N                  N       1     0002   2,307,722   5971320  0    5971320    0002     N
  740     2      1      N         N                  N       1     0002     876,932   5971478  0    5971478    0002     N
  741     1      1      N         N                  N       1     0002   1,725,052   5971577  0    5971577    0002     N
  742     3      1      N         N                  N       2     0002     849,813   5971585  0    5971585    0002     N
  743     2      1      N         N                  N       2     0002   1,581,619   5971791  0    5971791    0002     N
  744     1      1      N         N                  N       3     0002   2,692,723   5971999  0    5971999    0002     N
  745     1      1      N         N                  N       3     0002   1,154,597   5972005  0    5972005    0002     N
  746     3      1      N         N                  N       1     0002   1,234,228   5972187  0    5972187    0002     N
  747     1      1      N         N                  N       1     0002     584,092   5972245  0    5972245    0002     N
  748     1      1      N         N                  N       1     0002     660,528   5972252  0    5972252    0002     N
  749     1      1      N         N                  N       2     0002   1,555,141   5972302  0    5972302    0002     N
  750     1      1      N         N                  N       3     0002     945,159   5972369  0    5972369    0002     N
  751     1      1      N         N                  N       2     0002   1,127,159   5972591  0    5972591    0002     N
  752     1      1      N         N                  N       2     0002   1,308,281   5972633  0    5972633    0002     N
  753     1      1      N         N                  N       1     0002   1,238,287   5972799  0    5972799    0002     N
  754     1      1      N         N                  N       1     0002     990,579   5972856  0    5972856    0002     N
  755     1      1      N         N                  N       3     0002     584,223   5972880  0    5972880    0002     N
  756     1      1      N         N                  N       1     0002     641,490   5972948  0    5972948    0002     N
  757     3      1      N         N                  N       1     0002     543,819   5973037  0    5973037    0002     N
  758     1      1      N         N                  N       1     0002     408,029   5973045  0    5973045    0002     N
  759     1      1      N         N                  N       3     0002     701,903   5973128  0    5973128    0002     N
  760     1      1      N         N                  N       1     0002   3,853,307   5973136  0    5973136    0002     N
  761     1      1      N         N                  N       2     0002   2,439,430   5973235  0    5973235    0002     N
  762     1      1      N         N                  N       1     0002   3,851,779   5973318  0    5973318    0002     N
  763     1      1      N         N                  N       1     0002   1,138,107   5973433  0    5973433    0002     N
  764     3      1      N         N                  N       3     0002     626,988   5973474  0    5973474    0002     N
  765     3      1      N         N                  N       1     0002     586,258   5973508  0    5973508    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  766   5973557  CHARLOTTE      NC     28209     01   3.000   13.125    3.000    360
  767   5973565  BURKE          VA     22015     01   3.000   13.000    3.000    360
  768   5973623  ARLINGTON      VA     22207     01   3.000   13.000    3.000    360
  769   5973680  CENTREVILLE    VA     20120     01   3.000   13.250    3.000    360
  770   5973912  SEA GIRT       NJ      8750     01   3.000   13.375    3.000    360
  771   5973995  STERLING       VA     20165     01   3.000   13.125    3.000    360
  772   5974100  SOUTHAMPTON    NY     11968     01   3.000   14.000    3.000    360
  773   5974191  GREAT FALLS    VA     22066     01   3.000   12.750    3.000    360
  774   5974225  WEST HARRIS    NY     10604     01   3.000   13.250    3.000    360
  775   5974258  DURHAM         NC     27707     01   3.000   13.375    3.000    360
  776   5974290  STUARTS DRA    VA     24477     01   3.000   13.250    3.000    360
  777   5974340  GAITHERSBUR    MD     20879     01   3.000   13.250    3.000    360
  778   5974381  ANNAPOLIS      MD     21401     01   3.000   13.375    3.000    360
  779   5974407  FAIRFAX        VA     22031     01   3.000   13.250    3.000    360
  780   5974456  HERNDON        VA     20171     01   3.000   13.250    3.000    360
  781   5974670  MILLWOOD       NY     10546     01   3.000   13.250    3.000    360
  782   5974688  HADDON TOWN    NJ      8108     01   3.000   13.375    3.000    360
  783   5974803  NARRAGANSET    RI      2882     01   3.000   13.375    3.000    360
  784   5974985  RICHMOND       VA     23233     01   3.000   13.500    3.000    360
  785   5975313  SILVER SPRI    MD     20902     01   3.000   13.375    3.000    360
  786   5975362  DALLAS         TX     75204     01   3.000   13.250    3.000    360
  787   5975644  GREAT FALLS    VA     22066     01   3.000   13.500    3.000    360
  788   5975651  BALTIMORE      MD     21208     01   3.000   13.125    3.000    360
  789   5975826  NORWALK        CT      6854     01   3.000   13.250    3.000    360
  790   5976006  CHATHAM BOR    NJ      7928     01   3.000   13.500    3.000    360
  791   5976196  MAHWAH         NJ      7430     01   3.000   13.375    3.000    360
  792   5976402  NEEDHAM        MA      2192     01   3.000   13.375    3.000    360
  793   5976881  PHOENIX        MD     21131     01   3.000   13.125    3.000    360
  794   5977210  CLIFTON        VA     20124     01   3.000   13.625    3.000    360
  795   5977392  ASHBURN        VA     20147     01   3.000   12.625    3.000    360
  796   5977467  GERMANTOWN     MD     20874     01   3.000   13.625    3.000    360
  797   5977475  RALEIGH        NC     27606     01   3.000   13.250    3.000    360
  798   5977517  WASHINGTON     DC     20002     01   3.000   13.500    3.000    360
  799   5977566  WESTON         CT      6883     01   3.000   13.375    3.000    360
  800   5977616  ANNAPOLIS      MD     21401     01   3.000   12.875    3.000    360
  801   5977749  DENVILLE       NJ      7834     01   3.000   13.250    3.000    360
  802   5978358  BALDWIN        MD     21013     01   3.000   13.375    3.000    360
  803   5978374  DARIEN         CT      6820     01   3.000   13.375    3.000    360
  804   5978382  WASHINGTON     DC     20007     01   3.000   13.625    3.000    360
  805   5978457  CHARLOTTE      NC     28209     01   3.000   13.000    3.000    360
  806   5979299  HOLLISTON      MA      1746     01   3.000   13.250    3.000    360
  807   5979497  HADDONFIELD    NJ      8033     01   3.000   13.250    3.000    360
  808   5979604  OAKTON         VA     22124     01   3.000   13.250    3.000    360
  809   5979620  PAEONIAN SP    VA     20129     01   3.000   13.375    3.000    360
  810   5979646  FULTON         MD     20759     01   3.000   13.375    3.000    360
  811   5979778  BLOOMFIELD     NJ      7003     01   3.000   12.500    3.000    360
  812   5979844  COHASSET       MA      2025     01   3.000   13.250    3.000    360
  813   5979919  GAITHERSBUR    MD     20878     01   3.000   13.000    3.000    360
  814   5979935  WASHINGTON     DC     20003     01   3.000   13.250    3.000    360
  815   5980214  POMPTON  LA    NJ      7442     01   3.000   13.125    3.000    360
  816   5980230  ELDERSBURG     MD     21784     01   3.000   12.375    3.000    360
  817   5980412  CROSS JUNCT    VA     22625     01   3.000   12.875    3.000    360
  818   5980552  E VINCENT T    PA     19475     01   3.000   12.500    3.000    360
  819   5980669  RICHMOND       VA     23233     01   3.000   13.250    3.000    360
  820   5980719  ATLANTA        GA     30201     01   3.000   13.250    3.000    360
  821   5980727  DREXEL HILL    PA     19026     01   3.000   13.125    3.000    360
  822   5981071  LOCKPORT       IL     60441     01   3.000   13.500    3.000    360
  823   5981253  CHEVY CHASE    MD     20815     01   3.000   13.375    3.000    360
  824   5981295  MAIDENS        VA     23102     01   3.000   13.375    3.000    360
  825   5981303  CHARLOTTE      NC     28270     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal     Appraised    Net
         Term       Bal          Bal       date       p&i      LTV       Value    Mtg Rate

GROUP II LOANS
  766      356    98,000.00    97,603.45 11/01/97    660.25  57.65    170,000.00    5.945
  767      356   180,800.00   180,050.29 11/01/97  1,202.87  80.00    226,000.00    5.820
  768      357    75,000.00    74,751.92 12/01/97    498.98  43.10    174,000.00    5.820
  769      356   150,000.00   149,407.79 11/01/97  1,023.27  79.37    189,000.00    6.070
  770      357   280,000.00   279,139.85 12/01/97  1,933.90  80.00    350,000.00    6.195
  771      356   172,800.00   172,100.79 11/01/97  1,164.19  80.00    216,000.00    5.945
  772      356 1,300,000.00 1,294,781.15 11/01/97  9,538.94  39.39  3,300,000.00    6.820
  773      356   199,900.00   197,007.15 11/01/97  1,296.55  74.33    268,953.00    5.570
  774      358   552,400.00   551,099.37 01/01/98  3,768.35  80.00    690,500.00    6.070
  775      356   100,000.00    99,614.82 11/01/97    690.68  79.37    126,000.00    6.195
  776      356   122,000.00   120,895.17 11/01/97    832.26  70.90    172,069.00    6.070
  777      357   210,000.00   209,338.71 12/01/97  1,432.58  78.98    265,890.00    6.070
  778      357   196,000.00   195,397.89 12/01/97  1,353.73  80.00    245,000.00    6.195
  779      356   360,450.00   359,026.95 11/01/97  2,458.91  90.00    400,500.00    6.070
  780      357   170,000.00   169,599.74 01/01/98  1,159.70  53.13    320,000.00    6.070
  781      357   220,000.00   219,307.27 12/01/97  1,500.79  95.33    225,000.00    6.070
  782      357   133,900.00   133,488.66 12/01/97    924.82  94.96    141,000.00    6.195
  783      356   182,400.00   181,839.67 12/01/97  1,259.80  79.30    230,000.00    6.195
  784      357   320,000.00   319,041.10 12/01/97  2,237.49  74.42    430,000.00    6.320
  785      357   152,000.00   151,533.07 12/01/97  1,049.83  93.25    163,000.00    6.195
  786      356   209,000.00   208,074.28 11/01/97  1,425.75  95.00    220,000.00    6.070
  787      358   360,000.00   359,193.44 01/01/98  2,517.18  80.00    450,000.00    6.320
  788      356    70,000.00    69,716.74 11/01/97    471.61  48.61    144,000.00    5.945
  789      356   144,000.00   143,431.47 11/01/97    982.34  80.00    180,000.00    6.070
  790      357   190,500.00   189,929.14 12/01/97  1,332.01  75.00    254,000.00    6.320
  791      357   132,000.00   131,594.48 12/01/97    911.70  93.45    141,250.00    6.195
  792      356   204,000.00   203,214.26 11/01/97  1,408.98  80.00    255,000.00    6.195
  793      356   436,000.00   434,263.14 12/01/97  2,937.42  80.00    545,000.00    5.945
  794      357   251,800.00   251,064.02 12/01/97  1,782.23  88.35    285,000.00    6.445
  795      356   162,800.00   162,073.83 11/01/97  1,042.43  80.00    203,500.00    5.445
  796      357    93,500.00    93,226.70 12/01/97    661.79  77.92    120,000.00    6.445
  797      356   155,200.00   154,587.28 11/01/97  1,058.74  80.00    194,000.00    6.070
  798      358   348,000.00   347,220.34 01/01/98  2,433.27  80.00    435,000.00    6.320
  799      356   580,000.00   577,766.02 11/01/97  4,005.92  47.35  1,225,000.00    6.195
  800      357   197,600.00   196,930.20 12/01/97  1,298.10  80.00    247,000.00    5.695
  801      358   428,720.00   427,710.58 01/01/98  2,924.63  80.00    535,900.00    6.070
  802      357   220,400.00   219,719.58 12/01/97  1,522.25  80.00    275,500.00    6.195
  803      357   350,000.00   348,924.82 12/01/97  2,417.37  72.16    485,000.00    6.195
  804      356   279,200.00   278,176.70 11/01/97  1,976.16  80.00    349,000.00    6.445
  805      357    73,000.00    72,758.54 12/01/97    485.67  79.35     92,000.00    5.820
  806      357   129,600.00   129,191.92 12/01/97    884.10  80.00    162,000.00    6.070
  807      355   142,500.00   141,877.05 11/01/97    972.11  95.00    150,000.00    6.070
  808      357   388,000.00   386,910.74 12/01/97  2,614.03  80.00    485,000.00    6.070
  809      357   358,550.00   357,448.57 12/01/97  2,476.42  65.19    550,000.00    6.195
  810      359   318,000.00   317,413.94 02/01/98  2,196.35  79.50    400,000.00    6.195
  811      358   125,000.00   124,659.14 01/01/98    790.09  78.13    160,000.00    5.320
  812      358   370,000.00   369,128.83 01/01/98  2,524.06  64.24    576,000.00    6.070
  813      356   214,600.00   210,953.90 12/01/97  1,427.74  78.04    275,000.00    5.820
  814      356   184,300.00   183,572.36 11/01/97  1,257.26  95.00    194,000.00    6.070
  815      357   124,000.00   123,599.77 12/01/97    835.42  80.00    155,000.00    5.945
  816      358   130,400.00   130,035.73 01/01/98    813.53  71.65    182,000.00    5.195
  817      357   156,600.00   156,068.46 12/01/97  1,028.76  89.49    175,000.00    5.695
  818      357   127,400.00   126,935.53 12/01/97    805.26  79.98    159,280.00    5.320
  819      356    81,900.00    81,503.65 11/01/97    558.71  90.00     91,000.00    6.070
  820      355   130,150.00   129,567.29 11/01/97    887.86  95.00    137,000.00    6.070
  821      357   126,600.00   126,162.70 12/01/97    863.64  79.13    160,000.00    6.070
  822      356   116,000.00   115,652.40 12/01/97    811.09  74.84    155,000.00    6.320
  823      358   377,600.00   376,732.72 01/01/98  2,607.99  80.00    472,000.00    6.195
  824      357   248,000.00   246,730.75 12/01/97  1,712.88  77.50    320,000.00    6.195
  825      356   468,000.00   466,526.35 12/01/97  3,192.59  80.00    585,000.00    6.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  766     1      1      N         N                  N       3     0002     580,253   5973557  0    5973557    0002     N
  767     1      1      N         N                  N       2     0002   1,047,893   5973565  0    5973565    0002     N
  768     1      1      N         N                  N       3     0002     435,056   5973623  0    5973623    0002     N
  769     1      1      N         N                  N       2     0002     906,905   5973680  0    5973680    0002     N
  770     1      1      N         N                  N       1     0002   1,729,271   5973912  0    5973912    0002     N
  771     1      1      N         N                  Y       1     0002   1,023,139   5973995  0    5973995    0002     Y
  772     1      1      N         N                  N       3     0002   8,830,407   5974100  0    5974100    0002     N
  773     1      1      N         N                  N       1     0002   1,097,330   5974191  0    5974191    0002     N
  774     1      1      N         N                  Y       1     0002   3,345,173   5974225  0    5974225    0002     Y
  775     1      1      N         N                  N       2     0002     617,114   5974258  0    5974258    0002     N
  776     1      1      N         N                  N       1     0002     733,834   5974290  0    5974290    0002     N
  777     1      1      N         N                  N       1     0002   1,270,686   5974340  0    5974340    0002     N
  778     1      1      N         N                  N       3     0002   1,210,490   5974381  0    5974381    0002     N
  779     1      1      N         N                  N       1     0002   2,179,294   5974407  0    5974407    0002     N
  780     1      1      N         N                  N       1     0002   1,029,470   5974456  0    5974456    0002     N
  781     1      1      N         Y     5,500.00     N       1     0002   1,331,195   5974670  0    5974670    0002     N
  782     1      1      N         N                  N       1     0002     826,962   5974688  0    5974688    0002     N
  783     1      1      N         N                  N       3     0002   1,126,497   5974803  0    5974803    0002     N
  784     1      1      N         N                  N       2     0002   2,016,340   5974985  0    5974985    0002     N
  785     1      1      N         N                  N       2     0002     938,747   5975313  0    5975313    0002     N
  786     3      1      N         N                  N       1     0002   1,263,011   5975362  0    5975362    0002     N
  787     1      1      N         N                  N       2     0002   2,270,103   5975644  0    5975644    0002     N
  788     1      1      N         N                  N       1     0002     414,466   5975651  0    5975651    0002     N
  789     1      1      N         N                  N       1     0002     870,629   5975826  0    5975826    0002     N
  790     1      1      N         N                  N       1     0002   1,200,352   5976006  0    5976006    0002     N
  791     3      1      N         N                  N       1     0002     815,228   5976196  0    5976196    0002     N
  792     1      1      N         N                  N       1     0002   1,258,912   5976402  0    5976402    0002     N
  793     1      1      N         N                  N       1     0002   2,581,694   5976881  0    5976881    0002     N
  794     1      1      N         N                  N       2     0002   1,618,108   5977210  0    5977210    0002     N
  795     1      1      N         N                  N       1     0002     882,492   5977392  0    5977392    0002     N
  796     2      1      N         N                  N       3     0002     600,846   5977467  0    5977467    0002     N
  797     1      1      N         N                  N       3     0002     938,345   5977475  0    5977475    0002     N
  798     2      1      N         N                  N       1     0002   2,194,433   5977517  0    5977517    0002     N
  799     1      1      N         N                  N       2     0002   3,579,260   5977566  0    5977566    0002     N
  800     1      1      N         N                  N       1     0002   1,121,517   5977616  0    5977616    0002     N
  801     1      1      N         N                  N       1     0002   2,596,203   5977749  0    5977749    0002     N
  802     1      1      N         N                  N       3     0002   1,361,163   5978358  0    5978358    0002     N
  803     1      1      N         N                  N       1     0002   2,161,589   5978374  0    5978374    0002     N
  804     1      1      N         N                  N       1     0002   1,792,849   5978382  0    5978382    0002     N
  805     3      1      N         N                  N       2     0002     423,455   5978457  0    5978457    0002     N
  806     1      1      N         N                  N       2     0002     784,195   5979299  0    5979299    0002     N
  807     1      1      N         N                  N       1     0002     861,194   5979497  0    5979497    0002     N
  808     1      1      N         N                  N       2     0002   2,348,548   5979604  0    5979604    0002     N
  809     1      1      N         N                  N       2     0002   2,214,394   5979620  0    5979620    0002     N
  810     1      1      N         N                  N       2     0002   1,966,379   5979646  0    5979646    0002     N
  811     1      1      N         N                  N       2     0002     663,187   5979778  0    5979778    0002     N
  812     1      1      N         N                  N       3     0002   2,240,612   5979844  0    5979844    0002     N
  813     1      1      N         N                  N       2     0002   1,227,752   5979919  0    5979919    0002     N
  814     2      1      N         N                  N       1     0002   1,114,284   5979935  0    5979935    0002     N
  815     1      1      N         N                  N       1     0002     734,801   5980214  0    5980214    0002     N
  816     1      1      N         N                  N       2     0002     675,536   5980230  0    5980230    0002     N
  817     1      1      N         N                  N       2     0002     888,810   5980412  0    5980412    0002     N
  818     1      1      N         N                  N       1     0002     675,297   5980552  0    5980552    0002     N
  819     1      1      N         N                  N       1     0002     494,727   5980669  0    5980669    0002     N
  820     1      1      N         N                  N       1     0002     786,473   5980719  0    5980719    0002     N
  821     1      1      N         N                  N       2     0002     765,808   5980727  0    5980727    0002     N
  822     1      1      N         N                  N       2     0002     730,923   5981071  0    5981071    0002     N
  823     1      1      N         N                  N       2     0002   2,333,859   5981253  0    5981253    0002     N
  824     1      1      N         N                  N       2     0002   1,528,497   5981295  0    5981295    0002     N
  825     1      1      N         N                  N       3     0002   2,831,815   5981303  0    5981303    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  826   5981311  TOWSON         MD     21204     01   3.000   13.250    3.000    360
  827   5981451  PALATINE       IL     60055     01   3.000   13.375    3.000    360
  828   5981774  ROXBURY        NJ      7850     01   3.000   13.250    3.000    360
  829   5981923  GLEN RIDGE     NJ      7028     01   3.000   13.500    3.000    360
  830   5981931  HAWORTH        NJ      7641     01   3.000   13.250    3.000    360
  831   5982079  GREENSBORO     NC     27410     01   3.000   13.125    3.000    360
  832   5982129  NORTHFIELD     NJ      8255     01   3.000   13.375    3.000    360
  833   5982202  HOBOKEN        NJ      7030     01   3.000   14.000    3.000    360
  834   5982327  WESTMINSTER    MD     21157     01   3.000   13.375    3.000    360
  835   5982475  BURKE          VA     22015     01   3.000   13.250    3.000    360
  836   5982798  MADISON        NJ      7940     01   3.000   12.750    3.000    360
  837   5982814  MOUNT HOLLY    NC     28120     01   3.000   13.000    3.000    360
  838   5982897  MOORESVILLE    NC     28115     01   3.000   12.875    3.000    360
  839   5982913  EXTON          PA     19341     01   3.000   13.125    3.000    360
  840   5983176  KENSINGTON     MD     20895     01   3.000   13.125    3.000    360
  841   5983200  COLUMBIA       MD     21045     01   3.000   13.125    3.000    360
  842   5983242  CLAYTON        GA     30525     01   3.000   13.500    3.000    360
  843   5983259  GLENWOOD       MD     21738     01   3.000   13.375    3.000    360
  844   5983267  UPPER MONTC    NJ      7043     01   3.000   13.125    3.000    360
  845   5983333  WASHINGTON     NJ      7675     01   3.000   13.125    3.000    360
  846   5983358  RICHMOND       VA     23226     01   3.000   13.375    3.000    360
  847   5983457  NEWTON         CT      6470     01   3.000   13.000    3.000    360
  848   5983549  ELLICOTT CI    MD     21042     01   3.000   13.125    3.000    360
  849   5983580  TIMONIUM       MD     21093     01   3.000   13.000    3.000    360
  850   5983598  LARCHMONT      NY     10538     01   3.000   13.250    3.000    360
  851   5983911  BETHESDA       MD     20817     01   3.000   13.375    3.000    360
  852   5984083  GREENSBORO     NC     27410     01   3.000   12.875    3.000    360
  853   5984539  NEW WINDSOR    MD     21776     01   3.000   13.000    3.000    360
  854   5984588  CROWNSVILLE    MD     21032     01   3.000   13.125    3.000    360
  855   5984661  GERMANTOWN     MD     20874     01   3.000   13.250    3.000    360
  856   5984844  ARBUTUS        MD     21227     01   3.000   13.125    3.000    360
  857   5984893  WASHINGTON     DC     20009     01   3.000   13.125    3.000    360
  858   5984992  KERNERSVILL    NC     27284     01   3.000   12.375    3.000    360
  859   5985221  ANNAPOLIS      MD     21403     01   3.000   13.375    3.000    360
  860   5985262  BOONTON        NJ      7005     01   3.000   13.000    3.000    360
  861   5985270  AMAWALK        NY     10501     01   3.000   13.250    3.000    360
  862   5985296  OAKLAND        NJ      7436     01   3.000   13.250    3.000    360
  863   5985353  FREDERICK      MD     21701     01   3.000   12.875    3.000    360
  864   5985445  MADISON BOR    NJ      7940     01   3.000   13.250    3.000    360
  865   5985502  FAIRFAX        VA     22033     01   3.000   13.125    3.000    360
  866   5985528  GERMANTOWN     MD     20876     01   3.000   13.125    3.000    360
  867   5985676  MANASSAS       VA     20112     01   3.000   13.125    3.000    360
  868   5985809  NORWALK        CT      6851     01   3.000   13.125    3.000    360
  869   5986146  WEST WHITEL    PA     19380     01   3.000   12.875    3.000    360
  870   5986435  RESTON         VA     20191     01   3.000   13.375    3.000    360
  871   5986567  SUCCASUNNA     NJ      7878     01   3.000   13.375    3.000    360
  872   5986641  ANNAPOLIS      MD     21401     01   3.000   13.000    3.000    360
  873   5986971  ARLINGTON      VA     22207     01   3.000   12.750    3.000    360
  874   5987052  FAIRFAX STA    VA     22039     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal     Appraised    Net
         Term       Bal          Bal       date       p&i      LTV       Value    Mtg Rate

GROUP II LOANS
  826      357   247,500.00   246,720.66 12/01/97  1,688.39  75.00    330,000.00    6.070
  827      356   110,000.00   109,576.28 11/01/97    759.75  80.00    137,500.00    6.195
  828      358   124,000.00   123,708.04 01/01/98    845.90  87.32    142,000.00    6.070
  829      358   262,000.00   261,412.99 01/01/98  1,831.95  80.00    327,500.00    6.320
  830      357   145,000.00   143,525.17 12/01/97    989.16  68.08    213,000.00    6.070
  831      357   105,500.00   105,159.49 12/01/97    710.78  78.73    134,000.00    5.945
  832      358   155,000.00   154,571.07 01/01/98  1,070.55  95.00    155,000.00    6.195
  833      358   300,000.00   299,392.07 01/01/98  2,201.30  77.92    385,000.00    6.820
  834      358   161,600.00   161,228.81 01/01/98  1,116.14  80.00    202,000.00    6.195
  835      357   183,200.00   182,623.13 12/01/97  1,249.75  80.00    229,000.00    6.070
  836      358   426,000.00   424,893.46 01/01/98  2,763.03  77.45    550,000.00    5.570
  837      357   127,750.00   127,179.31 12/01/97    849.93  94.99    134,490.00    5.820
  838      357   153,600.00   153,079.35 12/01/97  1,009.05  80.00    192,000.00    5.695
  839      358    98,500.00    98,262.27 01/01/98    663.62  38.63    255,000.00    5.945
  840      358   154,000.00   153,628.34 01/01/98  1,037.53  78.97    195,000.00    5.945
  841      358   161,250.00   160,860.83 01/01/98  1,086.38  75.00    215,000.00    5.945
  842      358   279,500.00   278,873.80 01/01/98  1,954.31  65.00    430,000.00    6.320
  843      357   500,000.00   497,954.79 12/01/97  3,453.38  71.43    700,000.00    6.195
  844      357   170,000.00   169,451.37 12/01/97  1,145.32  56.67    300,000.00    5.945
  845      358   172,500.00   172,083.69 01/01/98  1,162.17  75.00    230,000.00    5.945
  846      358   353,600.00   352,787.84 01/01/98  2,442.23  80.00    442,000.00    6.195
  847      358   189,000.00   188,532.50 01/01/98  1,257.43  78.75    240,000.00    5.820
  848      357   214,600.00   213,705.63 12/01/97  1,445.80  78.04    275,000.00    5.945
  849      358   158,000.00   157,609.19 01/01/98  1,051.18  80.00    197,500.00    5.820
  850      357   350,000.00   349,175.92 01/01/98  2,387.62  31.82  1,100,000.00    6.070
  851      358   655,000.00   653,495.57 01/01/98  4,523.93  70.81    925,000.00    6.195
  852      357   114,000.00   113,613.60 12/01/97    748.90  95.00    120,000.00    5.695
  853      358   108,800.00   108,530.89 01/01/98    723.85  80.00    136,000.00    5.820
  854      358   285,000.00   284,312.19 01/01/98  1,920.10  75.00    380,000.00    5.945
  855      358   252,800.00   252,204.76 01/01/98  1,724.55  80.00    316,000.00    6.070
  856      356   103,100.00   102,767.24 12/01/97    694.61  79.98    128,900.00    5.945
  857      358   214,600.00   214,082.10 01/01/98  1,445.80  72.75    295,000.00    5.945
  858      358   130,000.00   129,636.84 01/01/98    811.04  86.09    151,000.00    5.195
  859      358   116,800.00   116,531.73 01/01/98    806.71  80.00    146,000.00    6.195
  860      359   296,000.00   295,513.32 02/01/98  1,969.30  80.00    370,000.00    5.820
  861      358   255,200.00   254,599.12 01/01/98  1,740.92  80.00    319,000.00    6.070
  862      359   160,000.00   159,749.60 02/01/98  1,091.49  80.00    200,000.00    6.070
  863      358   122,500.00   122,189.47 01/01/98    804.74  76.09    161,000.00    5.695
  864      358   300,000.00   299,218.28 01/01/98  2,046.53  60.00    500,000.00    6.070
  865      358   192,800.00   192,334.70 01/01/98  1,298.93  80.00    241,000.00    5.945
  866      357    76,000.00    75,754.71 12/01/97    512.03  86.36     88,000.00    5.945
  867      357   139,000.00   138,664.54 01/01/98    936.47  63.04    220,500.00    5.945
  868      358   130,000.00   129,686.26 01/01/98    875.84  56.52    230,000.00    5.945
  869      357   122,500.00   122,084.77 12/01/97    804.74  94.96    129,000.00    5.695
  870      357   265,800.00   264,983.48 12/01/97  1,835.82  89.94    295,530.00    6.195
  871      357   160,000.00   159,508.45 12/01/97  1,105.09  78.05    205,000.00    6.195
  872      356   540,000.00   538,213.89 12/01/97  3,592.64  54.00  1,000,000.00    5.820
  873      358   118,400.00   118,092.43 01/01/98    767.95  80.00    148,000.00    5.570
  874      358   356,000.00   355,161.81 01/01/98  2,428.55  68.46    520,000.00    6.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  826     1      1      N         N                  N       2     0002   1,497,594   5981311  0    5981311    0002     N
  827     3      1      N         N                  N       1     0002     678,825   5981451  0    5981451    0002     N
  828     1      1      N         N                  N       2     0002     750,908   5981774  0    5981774    0002     N
  829     1      1      N         N                  N       1     0002   1,652,130   5981923  0    5981923    0002     N
  830     1      1      N         N                  N       2     0002     871,198   5981931  0    5981931    0002     N
  831     1      1      N         N                  N       3     0002     625,173   5982079  0    5982079    0002     N
  832     1      1      N         Y     7,750.00     N       1     0002     957,568   5982129  0    5982129    0002     N
  833     5      1      N         N                  N       2     0002   2,041,854   5982202  0    5982202    0002     N
  834     1      1      N         N                  N       2     0002     998,812   5982327  0    5982327    0002     N
  835     1      1      N         N                  N       2     0002   1,108,522   5982475  0    5982475    0002     N
  836     1      1      N         N                  N       2     0002   2,366,657   5982798  0    5982798    0002     N
  837     1      1      N         N                  N       1     0002     740,184   5982814  0    5982814    0002     N
  838     1      1      N         N                  N       1     0002     871,787   5982897  0    5982897    0002     N
  839     1      1      N         N                  N       2     0002     584,169   5982913  0    5982913    0002     N
  840     1      1      N         N                  N       2     0002     913,320   5983176  0    5983176    0002     N
  841     1      1      N         N                  N       3     0002     956,318   5983200  0    5983200    0002     N
  842     1      1      N         N                  N       3     0002   1,762,482   5983242  0    5983242    0002     N
  843     1      1      N         N                  N       3     0002   3,084,830   5983259  0    5983259    0002     N
  844     1      1      N         N                  N       2     0002   1,007,388   5983267  0    5983267    0002     N
  845     3      1      N         N                  N       1     0002   1,023,038   5983333  0    5983333    0002     N
  846     1      1      N         N                  N       2     0002   2,185,521   5983358  0    5983358    0002     N
  847     1      1      N         N                  N       1     0002   1,097,259   5983457  0    5983457    0002     N
  848     1      1      N         N                  N       2     0002   1,270,480   5983549  0    5983549    0002     N
  849     2      1      N         N                  N       2     0002     917,285   5983580  0    5983580    0002     N
  850     1      1      N         N                  N       2     0002   2,119,498   5983598  0    5983598    0002     N
  851     1      1      N         N                  N       2     0002   4,048,405   5983911  0    5983911    0002     N
  852     1      1      N         N                  N       1     0002     647,029   5984083  0    5984083    0002     N
  853     1      1      N         N                  N       3     0002     631,650   5984539  0    5984539    0002     N
  854     1      1      N         N                  N       3     0002   1,690,236   5984588  0    5984588    0002     N
  855     1      1      N         N                  N       2     0002   1,530,883   5984661  0    5984661    0002     N
  856     1      1      N         N                  N       1     0002     610,951   5984844  0    5984844    0002     N
  857     2      1      N         N                  N       2     0002   1,272,718   5984893  0    5984893    0002     N
  858     1      1      N         N                  N       1     0002     673,463   5984992  0    5984992    0002     N
  859     1      1      N         N                  N       2     0002     721,914   5985221  0    5985221    0002     N
  860     1      1      N         N                  N       1     0002   1,719,888   5985262  0    5985262    0002     N
  861     1      1      N         N                  Y       1     0002   1,545,417   5985270  0    5985270    0002     Y
  862     1      1      N         N                  N       3     0002     969,680   5985296  0    5985296    0002     N
  863     1      1      N         N                  N       2     0002     695,869   5985353  0    5985353    0002     N
  864     1      1      N         N                  N       3     0002   1,816,255   5985445  0    5985445    0002     N
  865     1      1      N         N                  N       2     0002   1,143,430   5985502  0    5985502    0002     N
  866     3      1      N         N                  N       2     0002     450,362   5985528  0    5985528    0002     N
  867     1      1      N         N                  N       2     0002     824,361   5985676  0    5985676    0002     N
  868     1      1      N         N                  N       1     0002     770,985   5985809  0    5985809    0002     N
  869     2      1      N         N                  N       1     0002     695,273   5986146  0    5986146    0002     N
  870     1      1      N         N                  N       1     0002   1,641,573   5986435  0    5986435    0002     N
  871     1      1      N         N                  N       1     0002     988,155   5986567  0    5986567    0002     N
  872     1      1      N         N                  N       2     0002   3,132,405   5986641  0    5986641    0002     N
  873     2      1      N         N                  N       1     0002     657,775   5986971  0    5986971    0002     N
  874     1      1      N         N                  N       2     0002   2,155,832   5987052  0    5987052    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  875    5987615  NEWTON         MA      2164     01   3.000   13.250    3.000    360
  876    5987672  CLIFTON        NJ      7013     01   3.000   12.875    3.000    360
  877    5987714  DENVILLE       NJ      7834     01   3.000   13.125    3.000    360
  878    5987730  WASHINGTON     DC     20012     01   3.000   13.000    3.000    360
  879    5987797  WASHINGTON     DC     20009     01   3.000   13.125    3.000    360
  880    5988019  YORKTOWN       VA     23693     01   3.000   12.750    3.000    360
  881    5988159  WASHINGTON     DC     20009     01   3.000   13.250    3.000    360
  882    5988183  TOWN OF EAS    NY     10708     01   3.000   13.500    3.000    360
  883    5988225  CHARLOTTE      NC     28270     01   3.000   13.000    3.000    360
  884    5988472  GAITHERSBUR    MD     20879     01   3.000   13.250    3.000    360
  885    5988902  TIMONIUM       MD     21093     01   3.000   13.250    3.000    360
  886    5988969  LEXINGTON      MA      2173     01   3.000   13.250    3.000    360
  887    5989090  SPARTA         NJ      7871     01   3.000   13.625    3.000    360
  888    5989207  BALTIMORE      MD     21204     01   3.000   13.375    3.000    360
  889    5989322  STERLING       VA     20164     01   3.000   13.500    3.000    360
  890    5989454  FAIRFAX        VA     22033     01   3.000   12.625    3.000    360
  891    5989660  SILVER SPRI    MD     20910     01   3.000   13.125    3.000    360
  892    5989827  MITCHELLVIL    MD     20721     01   3.000   12.250    3.000    360
  893    5990361  COLUMBIA       MD     21045     01   3.000   13.375    3.000    360
  894    5990890  SUMERDUCK      VA     22742     01   3.000   12.500    3.000    360
  895    5990916  ALEXANDRIA     VA     22315     01   3.000   12.375    3.000    360
  896    5991211  GREENWICH      CT      6830     01   3.000   12.375    3.000    360
  897    5991245  JEFFERSON      NJ      7849     01   3.000   12.250    3.000    360
  898    5991443  NORTH POTOM    MD     20880     01   3.000   13.375    3.000    360
  899    5991633  COCKEYSVILL    MD     21030     01   3.000   13.125    3.000    360
  900    5991732  DURHAM         NC     27703     01   3.000   12.750    3.000    360
  901    5992920  RALEIGH        NC     27604     01   3.000   13.000    3.000    360
  902    5992946  LAUREL         MD     20723     01   3.000   13.125    3.000    360
  903    5992979  NEWNAN         GA     30265     01   3.000   12.750    3.000    360
  904    5993159  RICHMOND       VA     23220     01   3.000   12.625    3.000    360
  905    5993183  KENSINGTON     MD     20895     01   3.000   13.125    3.000    360
  906    5993209  GERMANTOWN     MD     20876     01   3.000   13.000    3.000    360
  907    5993233  MARIETTA       GA     30062     01   3.000   12.750    3.000    360
  908    5993241  ALPHARETTA     GA     30202     01   3.000   12.750    3.000    360
  909    5993340  WEXFORD        PA     15090     01   3.000   13.250    3.000    360
  910    5993498  WASHINGTON     DC     20007     01   3.000   12.875    3.000    360
  911    5993621  BOWIE          MD     20720     01   3.000   12.625    3.000    360
  912    5993696  MATTHEWS       NC     28105     01   3.000   12.875    3.000    360
  913    5993936  WESTMINSTER    MD     21157     01   3.000   13.250    3.000    360
  914    5994009  CLIFTON        VA     20124     01   3.000   13.375    3.000    360
  915    5994033  KANNAPOLIS     NC     28081     01   3.000   13.000    3.000    360
  916    5994108  WASHINGTON     DC     20015     01   3.000   13.375    3.000    360
  917    5994140  WHEELING       IL     60090     01   3.000   13.250    3.000    360
  918    5994280  COLUMBIA       MD     21045     01   3.000   13.125    3.000    360
  919    5994702  GREAT FALLS    VA     22066     01   3.000   13.375    3.000    360
  920    5994843  BURTONSVILL    MD     20866     01   3.000   13.250    3.000    360
  921    5994884  BEL AIR        MD     21014     01   3.000   13.125    3.000    360
  922    5994934  ALEXANDRIA     VA     22315     01   3.000   13.250    3.000    360
  923    5994942  BERRYVILLE     VA     22611     01   3.000   13.250    3.000    360
  924    5995055  WOOD-RIDGE     NJ      7075     01   3.000   13.250    3.000    360
  925    5995071  PARISIPPANY    NJ      7054     01   3.000   12.500    3.000    360
  926    5995220  DULUTH         GA     30097     01   3.000   13.250    3.000    360
  927    5995337  CHARLOTTE      NC     28215     01   3.000   13.125    3.000    360
  928    5995543  CHEVY CHASE    MD     20815     01   3.000   12.500    3.000    360
  929    5995758  RUMSON         NJ      7760     01   3.000   13.250    3.000    360
  930    5996434  LEESBURG       VA     20175     01   3.000   13.500    3.000    360
  931    5996491  RICHMOND       VA     23233     01   3.000   12.250    3.000    360
  932    5996525  MITCHELVILL    MD     20721     01   3.000   12.625    3.000    360
  933    5996541  LOWER MERIO    PA     19072     01   3.000   13.500    3.000    360
  934    5996590  FAIRFAX        VA     22032     01   3.000   13.750    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal     Appraised    Net
         Term       Bal          Bal       date       p&i      LTV       Value    Mtg Rate

GROUP II LOANS
  875      359   161,000.00   160,680.34 02/01/98  1,098.31  74.99    214,700.00    6.070
  876      358   170,000.00   169,569.08 01/01/98  1,116.78  87.18    195,000.00    5.695
  877      359   126,000.00   125,797.88 02/01/98    848.89  90.00    140,000.00    5.945
  878      357   135,900.00   135,450.49 12/01/97    904.15  79.99    169,900.00    5.820
  879      358   351,000.00   350,152.90 01/01/98  2,364.76  90.00    390,000.00    5.945
  880      358   160,000.00   159,584.40 01/01/98  1,037.76  75.47    212,000.00    5.570
  881      358   138,000.00   137,764.03 02/01/98    941.41  75.00    184,000.00    6.070
  882      359   280,000.00   279,583.08 02/01/98  1,957.81  80.00    350,000.00    6.320
  883      357   410,000.00   408,643.86 12/01/97  2,727.75  74.55    550,000.00    5.820
  884      358   171,200.00   170,696.30 01/01/98  1,167.89  80.00    214,000.00    6.070
  885      357   135,000.00   134,682.15 01/01/98    920.94  75.00    180,000.00    6.070
  886      358   255,000.00   254,600.95 02/01/98  1,739.55  72.86    350,000.00    6.070
  887      358   240,000.00   239,475.56 01/01/98  1,698.71  75.02    319,900.00    6.445
  888      359   280,000.00   279,572.55 02/01/98  1,933.90  80.00    350,000.00    6.195
  889      360   168,800.00   168,674.72 03/01/98  1,180.28  80.00    211,000.00    6.320
  890      358   188,000.00   187,616.78 02/01/98  1,203.79  80.00    235,000.00    5.445
  891      358   138,000.00   137,666.94 01/01/98    929.74  80.00    172,500.00    5.945
  892      358   199,500.00   198,914.07 01/01/98  1,228.36  95.00    210,000.00    5.070
  893      360   153,000.00   152,883.57 03/01/98  1,056.74  94.44    162,000.00    6.195
  894      359   135,000.00   134,554.16 02/01/98    853.30  75.00    180,000.00    5.320
  895      357   193,500.00   192,777.39 12/01/97  1,207.19  90.00    215,000.00    5.195
  896      357   636,000.00   634,223.38 01/01/98  3,967.82  80.00    795,000.00    5.195
  897      359   200,000.00   199,619.47 02/01/98  1,231.44  60.62    329,900.00    5.070
  898      358   207,100.00   206,624.32 01/01/98  1,430.39  95.00    218,000.00    6.195
  899      358   750,000.00   748,796.91 02/01/98  5,052.89  50.51  1,485,000.00    5.945
  900      358   114,050.00   113,753.74 01/01/98    739.73  79.98    142,600.00    5.570
  901      358   268,000.00   267,337.08 01/01/98  1,783.02  80.00    335,000.00    5.820
  902      359   215,000.00   214,650.01 02/01/98  1,448.50  76.79    280,000.00    5.945
  903      358   116,400.00   116,097.65 01/01/98    754.97  80.00    145,500.00    5.570
  904      358   142,000.00   141,622.05 01/01/98    909.25  76.76    185,000.00    5.445
  905      359   136,000.00   135,781.83 02/01/98    916.26  79.53    171,000.00    5.945
  906      358    96,000.00    95,842.14 02/01/98    638.70  80.00    120,000.00    5.820
  907      357    76,000.00    75,802.57 01/01/98    492.94  49.03    155,000.00    5.570
  908      358   214,600.00   213,538.05 01/01/98  1,391.90  69.23    310,000.00    5.570
  909      358   483,470.00   482,331.68 01/01/98  3,298.12  69.97    691,000.00    6.070
  910      358   198,400.00   197,897.08 01/01/98  1,303.35  80.00    248,000.00    5.695
  911      359   161,000.00   160,715.10 02/01/98  1,030.91  95.00    161,000.00    5.445
  912      358   185,300.00   184,987.75 02/01/98  1,217.29  79.99    231,650.00    5.695
  913      358   261,000.00   258,986.71 02/01/98  1,780.49  70.54    370,000.00    6.070
  914      358   234,000.00   233,462.54 01/01/98  1,616.18  79.32    295,000.00    6.195
  915      359   156,550.00   156,292.59 02/01/98  1,041.54  82.98    188,665.00    5.820
  916      359   376,800.00   376,224.80 02/01/98  2,602.47  80.00    471,000.00    6.195
  917      358   161,500.00   160,917.92 01/01/98  1,101.72  83.90    192,500.00    6.070
  918      358   156,750.00   156,498.54 02/01/98  1,056.06  95.00    165,000.00    5.945
  919      358   240,000.00   239,448.77 01/01/98  1,657.62  55.81    430,000.00    6.195
  920      357   175,200.00   174,787.47 01/01/98  1,195.18  80.00    219,000.00    6.070
  921      358   138,750.00   138,415.14 01/01/98    934.79  79.29    175,000.00    5.945
  922      358   185,850.00   185,412.41 01/01/98  1,267.83  84.48    220,000.00    6.070
  923      358    95,200.00    94,975.87 01/01/98    649.43  80.00    119,000.00    6.070
  924      360   160,000.00   159,875.18 03/01/98  1,091.49  78.05    205,000.00    6.070
  925      358   156,000.00   155,574.62 01/01/98    986.03  57.78    270,000.00    5.320
  926      358   148,900.00   148,549.39 01/01/98  1,015.77  90.00    165,446.00    6.070
  927      357   158,650.00   158,267.10 01/01/98  1,068.86  95.00    167,000.00    5.945
  928      359   172,000.00   171,688.17 02/01/98  1,087.16  80.00    215,000.00    5.320
  929      359   208,000.00   207,674.50 02/01/98  1,418.93  74.29    280,000.00    6.070
  930       58   280,000.00   279,372.69 01/01/98  1,957.80  70.00    400,000.00    6.320
  931      359   360,000.00   359,315.04 02/01/98  2,216.59  80.00    450,000.00    5.070
  932      359   207,100.00   206,733.54 02/01/98  1,326.09  95.00    218,000.00    5.445
  933      359   315,750.00   315,279.87 02/01/98  2,207.77  75.00    421,000.00    6.320
  934      359   160,000.00   159,773.41 02/01/98  1,146.26  80.00    200,000.00    6.570

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  875     1      1      N         N                  N       2     0002     975,330   5987615  0    5987615    0002     N
  876     1      1      N         N                  N       1     0002     965,696   5987672  0    5987672    0002     N
  877     1      1      N         N                  N       1     0002     747,868   5987714  0    5987714    0002     N
  878     1      1      N         N                  N       1     0002     788,322   5987730  0    5987730    0002     N
  879     1      1      N         N                  N       1     0002   2,081,659   5987797  0    5987797    0002     N
  880     1      1      N         N                  N       1     0002     888,885   5988019  0    5988019    0002     N
  881     3      1      N         N                  N       1     0002     836,228   5988159  0    5988159    0002     N
  882     1      1      N         N                  N       2     0002   1,766,965   5988183  0    5988183    0002     N
  883     1      1      N         N                  N       1     0002   2,378,307   5988225  0    5988225    0002     N
  884     1      1      N         N                  N       3     0002   1,036,127   5988472  0    5988472    0002     N
  885     2      1      N         N                  N       3     0002     817,521   5988902  0    5988902    0002     N
  886     1      1      N         N                  N       2     0002   1,545,428   5988969  0    5988969    0002     N
  887     1      1      N         N                  Y       1     0002   1,543,420   5989090  0    5989090    0002     Y
  888     1      1      N         N                  N       1     0002   1,731,952   5989207  0    5989207    0002     N
  889     1      1      N         N                  N       2     0002   1,066,024   5989322  0    5989322    0002     N
  890     1      1      N         N                  N       1     0002   1,021,573   5989454  0    5989454    0002     N
  891     1      1      N         N                  N       3     0002     818,430   5989660  0    5989660    0002     N
  892     1      1      N         N                  N       1     0002   1,008,494   5989827  0    5989827    0002     N
  893     3      1      N         N                  N       2     0002     947,114   5990361  0    5990361    0002     N
  894     1      1      N         N                  N       3     0002     715,828   5990890  0    5990890    0002     N
  895     2      1      N         N                  N       1     0002   1,001,479   5990916  0    5990916    0002     N
  896     1      1      N         N                  N       1     0002   3,294,790   5991211  0    5991211    0002     N
  897     1      1      N         N                  N       1     0002   1,012,071   5991245  0    5991245    0002     N
  898     1      1      N         N                  N       1     0002   1,280,038   5991443  0    5991443    0002     N
  899     1      1      N         N                  N       1     0002   4,451,598   5991633  0    5991633    0002     N
  900     1      1      N         N                  N       1     0002     633,608   5991732  0    5991732    0002     N
  901     1      1      N         N                  N       3     0002   1,555,902   5992920  0    5992920    0002     N
  902     1      1      N         N                  N       2     0002   1,276,094   5992946  0    5992946    0002     N
  903     1      1      N         N                  N       3     0002     646,664   5992979  0    5992979    0002     N
  904     5      1      N         N                  N       1     0002     771,132   5993159  0    5993159    0002     N
  905     1      1      N         N                  N       2     0002     807,223   5993183  0    5993183    0002     N
  906     2      1      N         N                  N       2     0002     557,801   5993209  0    5993209    0002     N
  907     1      1      N         N                  N       3     0002     422,220   5993233  0    5993233    0002     N
  908     1      1      N         N                  N       2     0002   1,189,407   5993241  0    5993241    0002     N
  909     1      1      N         N                  N       2     0002   2,927,753   5993340  0    5993340    0002     N
  910     1      1      N         N                  N       1     0002   1,127,024   5993498  0    5993498    0002     N
  911     2      1      N         Y     8,050.00     N       1     0002     875,094   5993621  0    5993621    0002     N
  912     1      1      N         N                  N       1     0002   1,053,505   5993696  0    5993696    0002     N
  913     1      1      N         N                  N       2     0002   1,572,049   5993936  0    5993936    0002     N
  914     1      1      N         N                  N       2     0002   1,446,300   5994009  0    5994009    0002     N
  915     1      1      N         N                  N       1     0002     909,623   5994033  0    5994033    0002     N
  916     1      1      N         N                  N       2     0002   2,330,713   5994108  0    5994108    0002     N
  917     1      1      N         N                  N       1     0002     976,772   5994140  0    5994140    0002     N
  918     2      1      N         N                  N       1     0002     930,384   5994280  0    5994280    0002     N
  919     1      1      N         N                  N       3     0002   1,483,385   5994702  0    5994702    0002     N
  920     1      1      N         N                  N       1     0002   1,060,960   5994843  0    5994843    0002     N
  921     1      1      N         N                  N       2     0002     822,878   5994884  0    5994884    0002     N
  922     2      1      N         N                  N       2     0002   1,125,453   5994934  0    5994934    0002     N
  923     1      1      N         N                  N       1     0002     576,504   5994942  0    5994942    0002     N
  924     2      1      N         N                  N       1     0002     970,442   5995055  0    5995055    0002     N
  925     1      1      N         N                  N       2     0002     827,657   5995071  0    5995071    0002     N
  926     1      1      N         N                  N       1     0002     901,695   5995220  0    5995220    0002     N
  927     1      1      N         N                  N       1     0002     940,898   5995337  0    5995337    0002     N
  928     1      1      N         N                  N       1     0002     913,381   5995543  0    5995543    0002     N
  929     1      1      N         N                  N       2     0002   1,260,584   5995758  0    5995758    0002     N
  930     1      1      N         N                  N       3     0002   1,765,635   5996434  0    5996434    0002     N
  931     1      1      N         N                  N       1     0002   1,821,727   5996491  0    5996491    0002     N
  932     1      1      N         N                  N       1     0002   1,125,664   5996525  0    5996525    0002     N
  933     1      1      N         N                  N       3     0002   1,992,569   5996541  0    5996541    0002     N
  934     1      1      N         N                  N       3     0002   1,049,711   5996590  0    5996590    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  935   5997150  LONG GROVE     IL     60047     01   3.000   12.625    3.000    360
  936   5997556  BALTIMORE      MD     21212     01   3.000   12.750    3.000    360
  937   5997689  CHARLOTTE      NC     28277     01   3.000   13.000    3.000    360
  938   5998034  PASADENA       MD     21122     01   3.000   13.000    3.000    360
  939   5998646  DAVIDSONVIL    MD     21035     01   3.000   12.875    3.000    360
  940   5998745  CHALFONT       PA     18914     01   3.000   13.125    3.000    360
  941   5998943  CONOVER        NC     28613     01   3.000   13.250    3.000    360
  942   5999131  BEVERLY        MA      1915     01   3.000   13.375    3.000    360
  943   6080105  BRINKLOW       MD     20862     05   3.000 uncapped    3.000    360
  944   6114805  WASHINGTON     DC     20010     05   3.000 uncapped    3.000    360
  945   6114946  ALEXANDRIA     VA     22314     05   3.000 uncapped    3.000    360
  946   6115422  SILVER SPRI    MD     20904     05   3.000 uncapped    3.000    360
  947   6115786  ALEXANDRIA     VA     22314     05   3.500 uncapped    3.500    360
  948   6202121  GAITHERSBUR    MD     20879     01   3.000   13.875    3.000    360
  949   6213565  WASHINGTON     DC     20008     01   3.000   13.375    3.000    360
  950   6215644  COLUMBIA       MD     21044     01   3.000   13.000    3.000    360
  951   6216642  FORT WASHIN    MD     20744     01   3.000   13.000    3.000    360
  952   6218762  BURTONSVILL    MD     20866     01   2.750   12.750    2.750    360
  953   6220206  UPPER MARLB    MD     20772     01   3.000   12.875    3.000    360
  954   6244560  TALLAHASSEE    FL     32301     01   3.000   13.750    3.000    360
  955   6247332  OWINGS MILL    MD     21117     01   3.000   13.750    3.000    360
  956   6249189  CATHARPIN      VA     20143     01   3.000   13.875    3.000    360
  957   6249817  SILVER SPRI    MD     20906     01   3.000   13.750    3.000    360
  958   6250559  ASHBURN        VA     20147     01   3.000   13.750    3.000    360
  959   6250690  BLOOMFIELD     NJ      7003     01   3.000   13.500    3.000    360
  960   6250708  GAITHERSBUR    MD     20879     01   3.000   13.625    3.000    360
  961   6250955  MARLBORO       NJ      7751     01   3.000   12.875    3.000    360
  962   6251367  FALLS CHURC    VA     22046     01   3.000   13.750    3.000    360
  963   6251722  BETHESDA       MD     20817     01   3.000   13.625    3.000    360
  964   6251821  HERNDON        VA     22071     01   3.000   13.625    3.000    360
  965   6251904  CENTREVILLE    VA     22020     01   3.000   13.750    3.000    360
  966   6252480  WASHINGTON     DC     20009     01   3.000   13.250    3.000    360
  967   6252621  ANNANDALE      VA     22003     01   3.000   13.500    3.000    360
  968   6252639  ROCKVILLE      MD     20850     01   3.000   13.500    3.000    360
  969   6252829  FREDERICK      MD     21702     01   3.000   13.000    3.000    360
  970   6253082  CHEVY CHASE    MD     20815     01   3.000   13.500    3.000    360
  971   6253157  LAPLATA        MD     20646     01   3.000   13.500    3.000    360
  972   6253397  CRANBERRY T    PA     16066     01   3.000   13.375    3.000    360
  973   6253413  SAN DIEGO      CA     92117     01   3.000   12.750    3.000    360
  974   6253827  VIENNA         VA     22182     01   3.000   13.750    3.000    360
  975   6254049  ELLICOTT CI    MD     21042     01   3.000   13.500    3.000    360
  976   6254106  PALOS HEIGH    IL     60463     01   3.000   13.375    3.000    360
  977   6254270  ELDERSBURG     MD     21784     01   3.000   13.500    3.000    360
  978   6254353  STERLING       VA     20165     01   3.000   13.750    3.000    360
  979   6254577  BALTIMORE      MD     21210     01   3.000   13.250    3.000    360
  980   6254668  HOOD RIVER     OR     97031     01   3.000   13.625    3.000    360
  981   6255178  SILVER SPRI    MD     20901     01   3.000   13.375    3.000    360
  982   6255442  GILLETTE       WY     82718     01   3.000   13.375    3.000    360
  983   6255749  DUMFRIES       VA     22026     01   3.000   13.375    3.000    360
  984   6256424  WASHINGTON     DC     20015     01   3.000   13.625    3.000    360
  985   6256473  STERLING       VA     20165     01   3.000   13.375    3.000    360
  986   6257414  WOODBRIDGE     VA     22192     01   3.000   13.375    3.000    360
  987   6257539  CORCORAN       MN     55311     01   3.000   13.250    3.000    360
  988   6257653  BETHESDA       MD     20817     01   3.000   13.375    3.000    360
  989   6258040  PHOENIX        MD     21131     01   3.000   13.125    3.000    360
  990   6258131  ARNOLD         MD     21012     01   3.000   13.625    3.000    360
  991   6258313  HOUSTON        TX     77027     01   3.000   12.500    3.000    360
  992   6258586  DUMFRIES       VA     22026     01   3.000   13.625    3.000    360
  993   6258776  ASHBURN        VA     20147     01   2.875   13.375    2.875    360
  994   6258867  SILVER SPRI    MD     20904     01   3.000   13.250    3.000    360

                  Original     03/01/98                       Orig-
       Remaining  Principal   Principal   1st due   03/01/98  inal   Appraised    Net
         Term       Bal          Bal       date       p&i      LTV     Value    Mtg Rate

GROUP II LOANS
  935      359   583,200.00   582,168.06 02/01/98  3,734.30  80.00  729,000.00    5.445
  936      359   193,100.00   192,766.54 02/01/98  1,252.45  74.99  257,500.00    5.570
  937      359   176,400.00   176,109.96 02/01/98  1,173.60  79.99  220,539.00    5.820
  938      359   207,100.00   206,759.47 02/01/98  1,377.85  95.00  218,000.00    5.820
  939      359   288,000.00   287,514.69 02/01/98  1,891.96  80.00  360,000.00    5.695
  940      358   121,500.00   121,305.10 02/01/98    818.57  90.00  135,000.00    5.945
  941      359    99,000.00    98,845.07 02/01/98    675.36  94.95   99,000.00    6.070
  942      359   147,200.00   146,975.29 02/01/98  1,016.68  80.00  184,000.00    6.195
  943      182   105,000.00    86,917.51 05/01/83    872.81  72.41  145,000.00    7.695
  944      170   135,000.00   108,134.96 04/01/82  1,130.91  75.00  180,000.00    7.820
  945      170    68,000.00    54,204.92 05/01/82    578.86  77.71   87,500.00    8.195
  946      174    63,750.00    52,684.02 09/01/82    572.14  72.44   88,000.00    8.695
  947      180    27,000.00    22,420.41 02/01/83    236.40  75.00   36,000.00    8.445
  948      321   172,000.00   166,350.54 12/01/94  1,217.41  82.69  208,000.00    6.445
  949      335   179,300.00   175,365.29 02/01/96  1,238.39  35.86  500,000.00    6.195
  950      336   161,250.00   157,703.34 03/01/96  1,072.81  75.00  215,000.00    5.820
  951      339   156,200.00   153,203.61 06/01/96  1,039.21  86.78  180,000.00    5.820
  952      338   115,600.00   113,163.43 05/01/96    749.78  78.64  147,000.00    5.570
  953      339   115,500.00   110,884.46 06/01/96    730.04  88.85  130,000.00    5.320
  954      351    78,000.00    77,433.12 06/01/97    558.81  86.67   90,000.00    6.570
  955      352   133,000.00   132,109.31 07/01/97    952.83  76.66  173,500.00    6.570
  956      354   301,500.00   298,580.29 09/01/97  2,186.09  75.00  402,000.00    6.695
  957      353   104,200.00   103,598.11 08/01/97    746.51  87.56  119,000.00    6.570
  958      354   147,400.00   146,657.44 09/01/97  1,056.00  89.33  165,000.00    6.570
  959      359    85,000.00    84,873.43 02/01/98    594.34  57.82  147,000.00    6.320
  960      354   138,700.00   137,983.75 09/01/97    981.71  88.91  156,000.00    6.445
  961      355   169,000.00   168,135.83 10/01/97  1,110.21  60.14  281,000.00    5.695
  962      354   195,400.00   194,415.72 09/01/97  1,399.87  87.62  223,000.00    6.570
  963      354   175,000.00   174,096.28 09/01/97  1,238.64  53.85  325,000.00    6.445
  964      354   237,000.00   235,776.08 09/01/97  1,677.48  77.45  306,000.00    6.445
  965      354   199,350.00   197,938.64 09/01/97  1,428.17  76.67  260,000.00    6.570
  966      354   150,000.00   149,165.86 09/01/97  1,023.27  66.67  225,000.00    6.070
  967      353    83,350.00    35,880.91 09/01/97    582.80  32.24  258,500.00    6.320
  968      354   280,250.00   278,766.49 09/01/97  1,959.55  95.00  295,000.00    6.320
  969      355   104,000.00   103,382.51 10/01/97    691.92  85.95  121,000.00    5.820
  970      354   267,800.00   266,588.71 10/01/97  1,872.50  56.98  470,000.00    6.320
  971      355   164,350.00   163,606.65 10/01/97  1,149.16  95.00  173,000.00    6.320
  972      357   120,000.00   118,411.41 01/01/98    828.82  59.35  202,175.00    6.195
  973      354   134,000.00   133,178.58 09/01/97    869.13  80.00  167,500.00    5.570
  974      355   235,850.00   234,834.96 10/01/97  1,689.66  72.57  325,000.00    6.570
  975      355   242,000.00   240,905.43 10/01/97  1,692.10  83.45  290,000.00    6.320
  976      355   158,600.00   157,864.63 10/01/97  1,095.42  67.49  235,000.00    6.195
  977      355    67,000.00    62,978.85 10/01/97    468.48  51.54  130,000.00    6.320
  978      354   180,000.00   179,225.28 10/01/97  1,289.55  68.18  264,000.00    6.570
  979      355   102,350.00   101,863.63 10/01/97    698.21  60.56  169,000.00    6.070
  980      355   140,000.00   139,382.23 10/01/97    990.92  70.00  200,000.00    6.445
  981      355   175,000.00   174,188.61 10/01/97  1,208.69  92.11  190,000.00    6.195
  982      355    84,350.00    84,025.09 11/01/97    582.59  55.49  152,000.00    6.195
  983      355   122,400.00   121,832.50 10/01/97    845.39  90.00  136,000.00    6.195
  984      356   242,250.00   241,362.07 11/01/97  1,714.64  95.00  255,000.00    6.445
  985      355   179,200.00   178,369.18 10/01/97  1,237.69  80.00  224,000.00    6.195
  986      356   139,000.00   138,464.62 11/01/97    960.04  86.60  160,500.00    6.195
  987      356   152,000.00   150,928.96 11/01/97  1,036.91  63.33  240,000.00    6.070
  988      356   285,000.00   283,902.25 11/01/97  1,968.43  60.64  470,000.00    6.195
  989      356   121,600.00   121,107.94 11/01/97    819.25  64.17  189,500.00    5.945
  990      359   282,500.00   282,089.76 02/01/98  1,999.52  67.26  420,000.00    6.445
  991      356   100,000.00    99,543.06 11/01/97    632.07  71.43  140,000.00    5.320
  992      358   103,000.00   102,774.93 01/01/98    729.03  48.36  213,000.00    6.445
  993      356   115,000.00   114,646.72 12/01/97    794.28  88.46  130,000.00    6.195
  994      356    88,000.00    87,652.55 11/01/97    600.32  80.00  110,000.00    6.070

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                    Loannum  Outpool  Conv-Y/N
  935     1      1      N         N                  N       1     0002   3,169,905   5997150  0    5997150    0002     N
  936     1      1      N         N                  N       1     0002   1,073,710   5997556  0    5997556    0002     N
  937     1      1      N         N                  Y       1     0002   1,024,960   5997689  0    5997689    0002     Y
  938     1      1      N         N                  N       1     0002   1,203,340   5998034  0    5998034    0002     N
  939     1      1      N         N                  N       2     0002   1,637,396   5998646  0    5998646    0002     N
  940     2      1      N         N                  N       1     0002     721,159   5998745  0    5998745    0002     N
  941     1      1      N         Y     5,000.00     N       1     0002     599,990   5998943  0    5998943    0002     N
  942     1      1      N         N                  N       3     0002     910,512   5999131  0    5999131    0002     N
  943     1      1      N         N                  N       2     0002     668,830   6080105  0    6080105    0002     N
  944     2      1      N         N                  N       2     0002     845,615   6114805  0    6114805    0002     N
  945     2      1      N         N                  N       2     0002     444,209   6114946  0    6114946    0002     N
  946     1      1      N         N                  N       2     0002     458,088   6115422  0    6115422    0002     N
  947     3      1      N         N                  N       2     0002     189,340   6115786  0    6115786    0002     N
  948     1      1      N         N                  Y       2     0002   1,072,129   6202121  0    6202121    0002     Y
  949     1      1      N         N                  N       2     0002   1,086,388   6213565  0    6213565    0002     N
  950     1      1      N         N                  N       3     0002     917,833   6215644  0    6215644    0002     N
  951     1      1      N         N                  N       2     0002     891,645   6216642  0    6216642    0002     N
  952     2      1      N         N                  N       2     0002     630,320   6218762  0    6218762    0002     N
  953     1      1      N         N                  N       2     0002     589,905   6220206  0    6220206    0002     N
  954     1      1      N         N                  N       2     0002     508,736   6244560  0    6244560    0002     N
  955     1      1      N         N                  N       2     0002     867,958   6247332  0    6247332    0002     N
  956     1      1      N         N                  N       3     0002   1,998,995   6249189  0    6249189    0002     N
  957     2      1      N         N                  N       2     0002     680,640   6249817  0    6249817    0002     N
  958     2      1      N         N                  N       2     0002     963,539   6250559  0    6250559    0002     N
  959     1      1      N         N                  N       2     0002     536,400   6250690  0    6250690    0002     N
  960     1      1      N         N                  N       3     0002     889,305   6250708  0    6250708    0002     N
  961     1      1      N         N                  N       3     0002     957,534   6250955  0    6250955    0002     N
  962     1      1      N         N                  N       2     0002   1,277,311   6251367  0    6251367    0002     N
  963     1      1      N         N                  N       2     0002   1,122,051   6251722  0    6251722    0002     N
  964     1      1      N         N                  N       2     0002   1,519,577   6251821  0    6251821    0002     N
  965     1      1      N         N                  N       2     0002   1,300,457   6251904  0    6251904    0002     N
  966     3      1      N         N                  N       3     0002     905,437   6252480  0    6252480    0002     N
  967     1      1      N         N                  N       2     0002     226,767   6252621  0    6252621    0002     N
  968     1      1      N         N                  N       1     0002   1,761,804   6252639  0    6252639    0002     N
  969     2      1      N         N                  N       3     0002     601,686   6252829  0    6252829    0002     N
  970     1      1      N         N                  N       3     0002   1,684,841   6253082  0    6253082    0002     N
  971     1      1      N         N                  N       3     0002   1,033,994   6253157  0    6253157    0002     N
  972     1      1      N         N                  N       1     0002     733,559   6253397  0    6253397    0002     N
  973     1      1      N         N                  N       1     0002     741,805   6253413  0    6253413    0002     N
  974     1      1      N         N                  N       2     0002   1,542,866   6253827  0    6253827    0002     N
  975     1      1      N         N                  N       2     0002   1,522,522   6254049  0    6254049    0002     N
  976     1      1      N         N                  N       3     0002     977,971   6254106  0    6254106    0002     N
  977     1      1      N         N                  N       3     0002     398,026   6254270  0    6254270    0002     N
  978     1      1      N         N                  N       3     0002   1,177,510   6254353  0    6254353    0002     N
  979     1      1      N         N                  N       2     0002     618,312   6254577  0    6254577    0002     N
  980     1      1      N         N                  N       2     0002     898,318   6254668  0    6254668    0002     N
  981     1      1      N         N                  N       2     0002   1,079,098   6255178  0    6255178    0002     N
  982     1      1      N         N                  N       2     0002     520,535   6255442  0    6255442    0002     N
  983     1      1      N         N                  N       2     0002     754,752   6255749  0    6255749    0002     N
  984     1      1      N         N                  N       1     0002   1,555,579   6256424  0    6256424    0002     N
  985     1      1      N         N                  N       2     0002   1,104,997   6256473  0    6256473    0002     N
  986     1      1      N         N                  N       2     0002     857,788   6257414  0    6257414    0002     N
  987     1      1      N         N                  N       2     0002     916,139   6257539  0    6257539    0002     N
  988     1      1      N         N                  N       3     0002   1,758,774   6257653  0    6257653    0002     N
  989     1      1      N         N                  N       2     0002     719,987   6258040  0    6258040    0002     N
  990     1      1      N         N                  N       2     0002   1,818,069   6258131  0    6258131    0002     N
  991     3      1      N         N                  N       2     0002     529,569   6258313  0    6258313    0002     N
  992     1      1      N         N                  N       2     0002     662,384   6258586  0    6258586    0002     N
  993     1      1      N         N                  N       2     0002     710,236   6258776  0    6258776    0002     N
  994     3      1      N         N                  N       3     0002     532,051   6258867  0    6258867    0002     N

                                                            Maximum  Minimum Original
       Loan-no  City         State     Zip     Index Margin Int rate Int rate  Term

GROUP II LOANS
  995   6258958 CORAL GABLE    FL     33146     01   3.000   13.375    3.000    360
  996   6259196 NORTH BETHE    MD     20852     01   3.000   13.250    3.000    360
  997   6259253 CENTREVILLE    VA     20120     01   3.000   13.500    3.000    360
  998   6259329 POTOMAC        MD     20854     01   3.000   13.500    3.000    360
  999   6259519 HERNDON        VA     22070     01   3.000   13.500    3.000    360
 1000   6259600 NORTH POTOM    MD     20878     01   3.000   13.375    3.000    360
 1001   6260467 FALLS CHURC    VA     22046     01   3.000   13.000    3.000    360
 1002   6260517 WASHINGTON     DC     20009     01   3.000   13.125    3.000    360
 1003   6261143 CEDAR HILLS    UT     84062     01   3.000   13.375    3.000    360
 1004   6261275 ARCADIA        CA     91007     01   3.000   13.000    3.000    360
 1005   6261317 COLUMBIA       MD     21045     01   3.000   12.625    3.000    360
 1006   6261523 HAGERSTOWN     MD     21740     01   3.000   13.125    3.000    360
 1007   6261572 SILVER SPRI    MD     20906     01   3.000   13.375    3.000    360
 1008   6261580 DERWOOD        MD     20855     01   3.000   13.375    3.000    360
 1009   6262653 GAITHERSBUR    MD     20879     01   3.000   13.250    3.000    360
 1010   6263164 TAKOMA PARK    MD     20912     01   3.000   12.750    3.000    360
 1011   6263495 POTOMAC        MD     20854     01   3.000   13.250    3.000    360
 1012   6263735 ANNAPOLIS      MD     21403     01   3.000   13.375    3.000    360
 1013   6263867 MCLEAN         VA     22101     01   3.000   13.125    3.000    360
 1014   6263966 MCLEAN         VA     22101     01   3.000   13.000    3.000    360
 1015   6264048 TAKOMA PARK    MD     20912     01   3.000   13.000    3.000    360
 1016   6264055 KENSINGTON     MD     20895     01   3.000   13.000    3.000    360
 1017   6264212 FALLS CHURC    VA     22041     01   3.000   12.875    3.000    360
 1018   6264246 PORTLAND       OR     97213     01   3.000   12.875    3.000    360
 1019   6264592 SILVER SPRI    MD     20904     01   3.000   13.125    3.000    360
 1020   6264600 BURKE          VA     22015     01   3.000   13.250    3.000    360
 1021   6264733 N POTOMAC      MD     20878     01   3.000   13.125    3.000    360
 1022   6265193 SILVER SPRI    MD     20902     01   3.550   13.925    3.550    360
 1023   6265524 OLNEY          MD     20832     01   3.000   13.125    3.000    360
 1024   6265607 ELIZABETH C    NC     27909     01   3.000   13.125    3.000    360
 1025   6265698 HUNTINGTON     MD     20639     01   3.000   12.625    3.000    360
 1026   6265722 ELKRIDGE       MD     21227     01   3.000   13.000    3.000    360
 1027   6265862 ALEXANDRIA     VA     22311     01   3.000   13.250    3.000    360
 1028   6265987 WASHINGTON     DC     20007     01   3.000   13.375    3.000    360
 1029   6266183 ROCKVILLE      MD     20850     01   3.000   13.250    3.000    360
 1030   6266381 BELTSVILLE     MD     20705     01   3.000   12.875    3.000    360
 1031   6266415 PUYALLUP       WA     98374     01   3.000   13.250    3.000    360
 1032   6266498 SILVER SPRI    MD     20906     01   3.000   12.875    3.000    360
 1033   6266506 CHEVY CHASE    MD     20815     01   3.000   13.375    3.000    360
 1034   6266738 BURKE          VA     22015     01   3.000   13.250    3.000    360
 1035   6266761 ARLINGTON      VA     22207     01   3.000   13.250    3.000    360
 1036   6266787 OAK HARBOR     WA     98277     01   3.000   12.625    3.000    360
 1037   6266902 ALEXANDRIA     VA     22302     01   3.000   13.375    3.000    360
 1038   6267421 ARLINGTON      VA     22207     01   3.000   12.625    3.000    360
 1039   6267520 CROFTON        MD     21114     01   3.000   13.000    3.000    360
 1040   6267652 WILLIAMSBUR    VA     23185     01   3.000   13.250    3.000    360
 1041   6268015 FALLS CHURC    VA     22044     01   3.000   12.875    3.000    360
 1042   6268429 SILVER SPRI    MD     20906     01   3.000   12.750    3.000    360
 1043   7001365 ROCKVILLE      MD     20853     01   3.000   13.375    3.000    360
 1044   7001753 WASHINGTON     DC     20016     01   3.000   13.250    3.000    360
 1045   7002009 LAYTONSVILL    MD     20882     01   3.000   13.375    3.000    360
 1046   7002264 EXTON          PA     19341     01   3.000   12.875    3.000    360
 1047   7003148 NEW MARKET     MD     21774     01   3.000   12.625    3.000    360
 1048   7004138 OCEAN TOWNS    NJ      7712     01   3.000   13.000    3.000    360
 1049   7004583 OWINGS MILL    MD     21117     01   3.000   13.250    3.000    360
 1050   7004757 CLEARBROOK     VA     22624     01   3.000   13.375    3.000    360
 1051   7006414 WASHINGTON     DC     20007     01   3.000   13.125    3.000    360
 1052   7006422 RALEIGH        NC     27613     01   3.000   12.875    3.000    360
 1053   7008345 BRIDGEWATER    NJ      8807     01   3.000   12.875    3.000    360
 1054   7011570 ROCKVILLE      MD     20855     01   3.000   13.000    3.000    360

                      Original        03/01/98                       Orig-
       Remaining      Principal      Principal   1st due   03/01/98  inal     Appraised    Net
         Term           Bal             Bal       date       p&i      LTV       Value    Mtg Rate

GROUP II LOANS
  995      357       308,250.00      307,303.08 12/01/97  2,129.01  75.00    411,000.00    6.195
  996      357       192,000.00      191,395.43 12/01/97  1,309.78  61.94    310,000.00    6.070
  997      357       189,000.00      188,433.63 12/01/97  1,321.52  90.00    210,000.00    6.320
  998      357       279,500.00      275,509.65 12/01/97  1,954.31  86.00    325,000.00    6.320
  999      357       203,300.00      202,690.78 12/01/97  1,421.51  63.73    319,000.00    6.320
 1000      356       158,400.00      157,789.89 11/01/97  1,094.03  80.00    198,000.00    6.195
 1001      357       238,500.00      237,711.13 12/01/97  1,586.75  90.00    265,000.00    5.820
 1002      357       127,200.00      126,789.49 12/01/97    856.97  84.80    150,000.00    5.945
 1003      358       101,000.00      100,661.73 01/01/98    697.59  68.47    147,500.00    6.195
 1004      358       121,200.00      120,900.21 01/01/98    806.35  29.56    410,000.00    5.820
 1005      357        76,300.00       76,028.48 12/01/97    488.56  79.98     95,400.00    5.445
 1006      359       114,700.00      114,516.00 02/01/98    772.76  89.61    128,000.00    5.945
 1007      357       181,500.00      180,942.45 12/01/97  1,253.58  75.00    242,000.00    6.195
 1008      357       168,750.00      168,231.61 12/01/97  1,165.52  75.00    225,000.00    6.195
 1009      357        89,750.00       89,391.47 12/01/97    612.26  74.17    121,000.00    6.070
 1010      357       114,300.00      113,905.36 12/01/97    731.88  90.00    127,000.00    5.445
 1011      358       270,750.00      269,507.06 01/01/98  1,847.00  56.52    479,000.00    6.070
 1012      358       294,000.00      293,324.72 01/01/98  2,030.59  76.36    385,000.00    6.195
 1013      359       345,000.00      343,515.04 02/01/98  2,324.33  88.46    390,000.00    5.945
 1014      357       202,500.00      201,999.12 01/01/98  1,347.24  32.14    630,000.00    5.820
 1015      358       168,000.00      167,584.46 01/01/98  1,117.71  80.00    210,000.00    5.820
 1016      358       152,800.00      152,422.03 01/01/98  1,016.59  80.00    191,000.00    5.820
 1017      358        76,000.00       75,807.34 01/01/98    499.27  45.51    167,000.00    5.695
 1018      360        75,800.00       75,736.31 03/01/98    497.96  52.28    145,000.00    5.695
 1019      358        49,500.00       49,372.28 01/01/98    333.50  47.14    105,000.00    5.945
 1020      359        93,100.00       92,954.30 02/01/98    635.11  95.00     98,000.00    6.070
 1021      356       304,000.00      303,018.86 12/01/97  2,048.11  80.00    380,000.00    5.945
 1022      359       154,100.00      153,848.33 02/01/98  1,122.68  93.39    165,000.00    6.195
 1023      360       142,000.00      141,886.43 03/01/98    956.69  88.75    160,000.00    5.945
 1024      360        98,600.00       98,521.15 03/01/98    664.29  77.33    127,500.00    5.945
 1025      359       178,000.00      176,316.22 02/01/98  1,139.76  70.08    254,000.00    5.445
 1026      358       118,700.00      118,504.83 02/01/98    789.72  89.92    132,000.00    5.820
 1027      358       138,000.00      137,482.82 02/01/98    941.41  79.31    174,000.00    6.070
 1028      359       401,000.00      400,387.86 02/01/98  2,769.61  38.19  1,050,000.00    6.195
 1029      359        88,400.00       88,261.65 02/01/98    603.05  53.74    164,500.00    6.070
 1030      360       174,900.00      174,753.06 03/01/98  1,148.97  87.45    200,000.00    5.695
 1031      359       189,500.00      189,352.17 03/01/98  1,292.73  75.80    250,000.00    6.070
 1032      360       120,000.00      119,899.18 03/01/98    788.32  78.95    152,000.00    5.695
 1033      359       600,000.00      599,084.07 02/01/98  4,144.06  72.73    825,000.00    6.195
 1034      360       184,000.00      183,856.46 03/01/98  1,255.21  78.63    234,000.00    6.070
 1035      359       180,000.00      179,718.31 02/01/98  1,227.92  80.00    225,000.00    6.070
 1036      360        80,000.00       79,929.42 03/01/98    512.25  50.00    160,000.00    5.445
 1037      359       154,850.00      154,613.60 02/01/98  1,069.52  95.00    163,000.00    6.195
 1038      360       193,800.00      193,629.01 03/01/98  1,240.93  77.52    250,000.00    5.445
 1039      360       240,000.00      239,803.27 03/01/98  1,596.73  78.43    306,000.00    5.820
 1040      360       276,500.00      276,284.30 03/01/98  1,886.22  70.00    395,000.00    6.070
 1041      360       204,000.00      203,828.61 03/01/98  1,340.14  78.46    260,000.00    5.695
 1042      360       102,450.00      102,361.79 03/01/98    664.49  53.64    191,000.00    5.570
 1043      360       142,500.00      142,391.56 03/01/98    984.22  75.00    190,000.00    6.195
 1044      359       275,400.00      275,040.98 03/01/98  1,878.72  89.71    307,000.00    6.070
 1045      359       332,000.00      331,493.18 02/01/98  2,293.05  80.00    415,000.00    6.195
 1046      360       184,500.00      184,344.99 03/01/98  1,212.04  90.00    205,000.00    5.695
 1047      359       175,750.00      175,439.02 02/01/98  1,125.35  95.00    185,000.00    5.445
 1048      360       284,000.00      283,767.21 03/01/98  1,889.46  80.00    355,000.00    5.820
 1049      360       700,000.00      699,453.93 03/01/98  4,775.24  60.87  1,150,000.00    6.070
 1050      359       121,500.00      121,407.54 03/01/98    839.18  74.09    164,000.00    6.195
 1051      360       488,000.00      486,656.49 03/01/98  3,287.75  80.00    610,000.00    5.945
 1052      360       156,000.00      155,868.94 03/01/98  1,024.81  80.00    195,000.00    5.695
 1053      360       240,000.00      239,798.37 03/01/98  1,576.63  79.21    303,000.00    5.695
 1054      360       402,500.00      402,170.07 03/01/98  2,677.85  76.67    525,000.00    5.820
              ---------------------------------                                        ---------
                 207,678,099.00  204,737,156.65                                            6.074
              =================================                                        =========

                      Lender
      Property         Paid    CD pledge    CD     Convert-      POOL-OUT
        Type    Occ  MI (Y/N)  Loan (Y/N) Amount    ible   Purp  POOL-OUT

GROUP II LOANS
                                                                                                     Loannum  Outpool  Conv-Y/N
  995     1      1      N         N                  N       3     0002   1,903,743    6258958  0    6258958    0002     N
  996     3      1      N         N                  N       2     0002   1,161,770    6259196  0    6259196    0002     N
  997     1      1      N         N                  N       2     0002   1,190,901    6259253  0    6259253    0002     N
  998     1      1      N         N                  N       2     0002   1,741,221    6259329  0    6259329    0002     N
  999     1      1      N         N                  N       2     0002   1,281,006    6259519  0    6259519    0002     N
 1000     1      1      N         N                  N       2     0002     977,508    6259600  0    6259600    0002     N
 1001     2      1      N         N                  N       2     0002   1,383,479    6260467  0    6260467    0002     N
 1002     2      1      N         N                  N       2     0002     753,764    6260517  0    6260517    0002     N
 1003     1      1      N         N                  N       2     0002     623,599    6261143  0    6261143    0002     N
 1004     1      1      N         N                  N       3     0002     703,639    6261275  0    6261275    0002     N
 1005     2      1      N         N                  N       1     0002     413,975    6261317  0    6261317    0002     N
 1006     1      1      N         N                  N       2     0002     680,798    6261523  0    6261523    0002     N
 1007     1      1      N         N                  N       3     0002   1,120,938    6261572  0    6261572    0002     N
 1008     1      1      N         N                  N       3     0002   1,042,195    6261580  0    6261580    0002     N
 1009     1      1      N         N                  N       2     0002     542,606    6262653  0    6262653    0002     N
 1010     1      1      N         N                  N       1     0002     620,215    6263164  0    6263164    0002     N
 1011     1      1      N         N                  N       2     0002   1,635,908    6263495  0    6263495    0002     N
 1012     1      1      N         N                  N       2     0002   1,817,147    6263735  0    6263735    0002     N
 1013     1      1      N         N                  N       2     0002   2,042,197    6263867  0    6263867    0002     N
 1014     1      1      N         N                  N       2     0002   1,175,635    6263966  0    6263966    0002     N
 1015     1      1      N         N                  N       2     0002     975,342    6264048  0    6264048    0002     N
 1016     1      1      N         N                  N       3     0002     887,096    6264055  0    6264055    0002     N
 1017     1      1      N         N                  N       3     0002     431,723    6264212  0    6264212    0002     N
 1018     1      1      N         N                  N       3     0002     431,318    6264246  0    6264246    0002     N
 1019     3      1      N         N                  N       2     0002     293,518    6264592  0    6264592    0002     N
 1020     2      1      N         N                  N       2     0002     564,233    6264600  0    6264600    0002     N
 1021     1      1      N         N                  N       1     0002   1,801,447    6264733  0    6264733    0002     N
 1022     1      1      Y         N                  N       2     0002     953,090    6265193  0    6265193    0002     N
 1023     2      1      N         N                  N       2     0002     843,515    6265524  0    6265524    0002     N
 1024     1      1      N         N                  N       2     0002     585,708    6265607  0    6265607    0002     N
 1025     1      1      N         N                  N       2     0002     960,042    6265698  0    6265698    0002     N
 1026     2      1      N         N                  N       2     0002     689,698    6265722  0    6265722    0002     N
 1027     3      1      N         N                  N       2     0002     834,521    6265862  0    6265862    0002     N
 1028     3      1      N         N                  N       2     0002   2,480,403    6265987  0    6265987    0002     N
 1029     3      1      N         N                  N       2     0002     535,748    6266183  0    6266183    0002     N
 1030     1      1      N         N                  N       2     0002     995,219    6266381  0    6266381    0002     N
 1031     1      1      N         N                  Y       2     0002   1,149,368    6266415  0    6266415    0002     Y
 1032     1      1      N         N                  N       2     0002     682,826    6266498  0    6266498    0002     N
 1033     1      1      N         N                  N       3     0002   3,711,326    6266506  0    6266506    0002     N
 1034     1      1      N         N                  N       2     0002   1,116,009    6266738  0    6266738    0002     N
 1035     1      1      N         N                  N       2     0002   1,090,890    6266761  0    6266761    0002     N
 1036     1      1      N         N                  N       3     0002     435,216    6266787  0    6266787    0002     N
 1037     3      1      N         N                  N       2     0002     957,831    6266902  0    6266902    0002     N
 1038     1      1      N         N                  N       2     0002   1,054,310    6267421  0    6267421    0002     N
 1039     1      1      N         N                  N       3     0002   1,395,655    6267520  0    6267520    0002     N
 1040     1      1      N         N                  N       2     0002   1,677,046    6267652  0    6267652    0002     N
 1041     1      1      N         N                  N       2     0002   1,160,804    6268015  0    6268015    0002     N
 1042     1      1      N         N                  N       3     0002     570,155    6268429  0    6268429    0002     N
 1043     1      1      N         N                  N       2     0002     882,116    7001365  0    7001365    0002     N
 1044     2      1      N         N                  N       2     0002   1,669,499    7001753  0    7001753    0002     N
 1045     1      1      N         N                  N       2     0002   2,053,600    7002009  0    7002009    0002     N
 1046     1      1      N         N                  N       2     0002   1,049,845    7002264  0    7002264    0002     N
 1047     1      1      N         N                  N       1     0002     955,265    7003148  0    7003148    0002     N
 1048     1      1      N         N                  N       3     0002   1,651,525    7004138  0    7004138    0002     N
 1049     1      1      N         N                  N       2     0002   4,245,685    7004583  0    7004583    0002     N
 1050     1      1      N         N                  N       3     0002     752,120    7004757  0    7004757    0002     N
 1051     1      1      N         N                  N       2     0002   2,893,173    7006414  0    7006414    0002     N
 1052     1      1      N         N                  N       2     0002     887,674    7006422  0    7006422    0002     N
 1053     1      1      N         N                  N       1     0002   1,365,652    7008345  0    7008345    0002     N
 1054     1      1      N         N                  N       2     0002   2,340,630    7011570  0    7011570    0002     N
                                       ------------------               ************            0
                                        220,408.50
                                       ==================

                                   EXHIBIT E

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE


                                 March 27, 1998


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

     Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1

Ladies and Gentlemen:

          In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

          Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                         U.S. BANK NATIONAL ASSOCIATION,
                         as Trustee


                         By:_____________________________
                         Authorized Representative

                                   EXHIBIT F

                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

          Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1

Ladies and Gentlemen:

     In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-
(v) of Section 2.01 of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in
Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                         U.S. BANK NATIONAL ASSOCIATION,
                         as Trustee


                         By:____________________________
                              Authorized Representative

                                   EXHIBIT G

                          FORM OF REQUEST FOR RELEASE

                                     [date]

To:


          In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of March 1, 1998, between Credit Suisse First Boston Mortgage Securities Corp., as Depositor, and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:


      1.  Mortgage Loan paid in full.
----      ---------------------------

          (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

      2.  Mortgage Loan repurchased.
----      --------------------------
          (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

      3.  The Mortgage Loan is being foreclosed.
----      --------------------------------------

      4.  Other.  (Describe)
----      ------------------

          The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

          Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                    [SERVICER]



                                    By:____________________________________
                                    Name:
                                    Title:

                                   EXHIBIT H

                     FORM OF INVESTOR REPRESENTATION LETTER


                                     [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN  55101

     Re: Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1

Ladies and Gentlemen:

     [_______________________] (the "Purchaser") intends to purchase from [_______________________] (the "Seller") the Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1 [Class S] [Class R] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Chevy Chase Bank, F.S.B., as seller and servicer, and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          6.  The Purchaser

                    (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                    (b) is buying Class S Certificates, is an insurance company, the source of funds to be used by it to purchase the Class S Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                              Very truly yours,


                              [Purchaser]

                              By:__________________________________
                              Name:
                              Title:

                                   EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                     [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN  55101

     Re: Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1

Ladies and Gentlemen:

     In connection with the sale by [_______________________] (the "Seller") to [_______________________] (the "Purchaser") the Chevy Chase Bank, F.S.B.
Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1 [Class S] [Class R] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Chevy Chase Bank, F.S.B., as seller and servicer, and U.S. Bank National Association, as trustee (the "Trustee"), the Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              Very truly yours,

                              [Seller]



                              By:_________________________________________
                              Name:
                              Title:

                                   EXHIBIT J

               FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF            )
                    : ss.:
COUNTY OF                )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class R Certificates (the "Class R Certificates")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any electing large partnership under Section 775 of the Code or any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code;
(ii) that such tax would be on the transferor (or, with respect to electing large partnerships, on such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person (other than with transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          8.   That the Owner's Taxpayer Identification Number is
______________.

          9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          10. That no purpose of the Owner relating to the purchase of the Class
R Certificate by the Owner is or will be to impede the assessment or collection of tax.

          11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

          13. That no purpose of the Owner relating to any sale of the Class R Certificate by the Owner will be to impede the assessment or collection of tax.

          14. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

          15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _________________.


                              [NAME OF OWNER]


                              By:____________________________________
                              [Name of Officer]
                              [Title of Officer]


[Corporate Seal]


ATTEST:


______________________________
[Assistant] Secretary



          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________.




                              NOTARY PUBLIC


                              COUNTY OF___________________________
                              STATE OF____________________________

                              My Commission expires the ____ day of __________, 19____.

                                   EXHIBIT K


                          FORM OF TRANSFER CERTIFICATE


                                     [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN  55101

          Re: Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1, Class R (the "Certificates")
               ------------------------------------------------------------

Ladies and Gentlemen:

          This letter is delivered to you in connection with the sale by _______________ (the "Seller") to __________________________________ (the
"Purchaser") of a ___% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998 among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and Chevy Chase Bank, F.S.B., as seller and servicer. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

          4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

          5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

          6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                    Very truly yours,



                                    [SELLER]


                                    By:__________________________________
                                    Name:
                                    Title:

                                   EXHIBIT L

                     CERTIFICATE GUARANTY INSURANCE POLICY

                     CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:   $560,162,292   POLICY NUMBER:   26021
               Chevy Chase Bank, F.S.B.
               Mortgage-Backed Pass-Through Certificates Series 1998-CCB1
               Class A-I and Class A-II


  MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by U.S. Bank National Association or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

  Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, the REMIC Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

  The Insurer will pay any amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

  Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment.

  The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

  As used herein, the following terms shall have the following meanings:

  "Agreement" means the Pooling and Servicing Agreement dated as of March 1, 1998 among Credit Suisse First Boston Mortgage Securities Corp. as Depositor, Chevy Chase Bank, F.S.B., as Seller and as Servicer and the Trustee, as trustee, without regard to any amendment or supplement thereto.

  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee or the Servicer under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

  "Deficiency Amount" means, for any Distribution Date, (i) any shortfall in the related Available Distribution Amount to pay the Class A-I Interest Distribution Amount or the Class A-II Interest Distribution Amount, as applicable, and (ii) the related Collateralization Deficit.

  "Insured Payment" means, as of any Distribution Date, any Deficiency Amount.

  "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

  "Owner" means each Holder (as defined in the Agreement) of any Class A Certificates who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A Certificates to payment thereunder.

  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

  Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

  The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

  This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

  The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

  This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 27th day of March, 1998.

                              MBIA INSURANCE CORPORATION



                              By
                                 ----------------------------------------

                              Title
                                   --------------------------------------


Attest:



By
  ------------------------------
  Secretary

01/822919.3

                                   EXHIBIT A

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                 NUMBER: 26021

                       NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 26021



State Street Bank and Trust Company, N.A., as Fiscal Agent
 for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
                                  Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

          The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
26021 (the "Policy") issued by the Insurer in respect of the $560,162,292 Chevy Chase Bank, F.S.B., Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1, Class A-I and Class A-II (the "Obligations"), that:

               (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1998, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Chevy Chase Bank, F.S.B., as Seller and as Servicer and the Trustee, as trustee for the Owners;

               (ii) the Class A-I Interest Distribution Amount or the Class A-II Interest Distribution Amount, as applicable, for the Distribution Date
     occurring on              (the "Applicable Distribution Date") is $
     ;

               (iii)  the related Available Distribution Amount for the
     Applicable Distribution Date is $             ;

               (iv) the related Collateralization Deficit for the Applicable
     Distribution Date is $          ;

               (v) the sum of (a) the excess of the amount listed in paragraph
     (ii) over the amount in paragraph (iii) above plus (b) the amount listed in
     paragraph (iv) above is $           (the "Deficiency Amount");

               (vi) the total Insured Payment due is $          , which amount
     equals the Deficiency Amount;

               (vii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (v) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement; and

               (viii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT NUMBER].

          Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

          Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

                                 IN WITNESS WHEREOF, the Trustee has executed
and delivered this Notice under the Policy as of the      day of         ,     .

                              [NAME OF TRUSTEE], as Trustee


                              By
                                ------------------------------------------

                              Title
                                   ---------------------------------------